Venerable Insurance and Annuity Company Separate Account B of Venerable Insurance and Annuity Company Deferred Combination Variable and Fixed Annuity Prospectus

GoldenSelect ESII®
May 1, 2020
This prospectus describes GoldenSelect ESII®, a group and individual deferred combination variable annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (“VIAC,” the “Company,” “we,” “us” or “our”) through Separate Account B (the “Separate Account”). The Contract was available in connection with certain retirement plans that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such treatment (“nonqualified Contracts”). We no longer offer this Contract for sale to new purchasers.
The Contract provides a means for you, the Contract Owner, to allocate your premium payments in one or more subaccounts, each which invests in a single investment portfolio (hereinafter referred to as a “fund”). You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your Contract Value will vary daily to reflect the investment performance of the fund(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. The funds currently available under your Contract are listed on the next page.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by 1-800-283-3427. Your election to receive reports in paper will apply to all funds in which you choose to invest.
Replacing an existing annuity with the Contract may not be beneficial to you. Your existing annuity may be subject to fees or penalties on surrender, and the Contract may have new charges.
This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), dated May 1, 2020, has been filed with the SEC. It is available without charge upon request. To obtain a copy of this document, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC’s website (www.sec.gov). When looking for information regarding the Contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-28679. The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Allocations to a subaccount investing in a fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Contract described in this prospectus is subject to investment risk, including the possible loss of the principal amount invested.
We pay compensation to broker/dealers whose registered representatives sold the Contract. See “OTHER CONTRACT PROVISIONS – Selling the Contract,” for further information about the amount of compensation we pay.

The Funds
Subaccounts that invest in the following funds are currently open and available to new premiums and transfers under your Contract:
BlackRock Global Allocation V.I. Fund (Class III)	Voya RussellTM Large Cap Growth Index Portfolio (Class S)
Voya Balanced Income Portfolio (Class S)[1]	Voya RussellTM Large Cap Index Portfolio (Class S)
Voya Global High Dividend Low Volatility Portfolio (Class S)[1]	Voya RussellTM Large Cap Value Index Portfolio (Class S)
Voya Global Perspectives® Portfolio (Class ADV)[2]	Voya RussellTM Mid Cap Growth Index Portfolio (Class S)
Voya Government Liquid Assets Portfolio (Class S)	Voya RussellTM Mid Cap Index Portfolio (Class S)
Voya Growth and Income Portfolio (Class ADV)	Voya RussellTM Small Cap Index Portfolio (Class S)
Voya High Yield Portfolio (Class S)	Voya Small Company Portfolio (Class S)
Voya Intermediate Bond Portfolio (Class S)	Voya Solution Moderately Aggressive Portfolio (Class S)[2]
Voya International High Dividend Low Volatility Portfolio (Class S)[1]	Voya U.S. Bond Index Portfolio (Class S)
Voya U.S. Stock Index Portfolio (Class S)
Voya International Index Portfolio (Class ADV)	VY® BlackRock Inflation Protected Bond Portfolio (Class S)
Voya Large Cap Growth Portfolio (Class ADV)	VY® Invesco Equity and Income Portfolio (Class S2)
Voya Large Cap Value Portfolio (Class S)	VY® Invesco Growth and Income Portfolio (Class S)
Voya MidCap Opportunities Portfolio (Class S)	VY® Invesco Oppenheimer Global Portfolio (Class S)
Voya Retirement Conservative Portfolio (Class ADV)[2]	VY® JPMorgan Emerging Markets Equity Portfolio (Class S)
Voya Retirement Growth Portfolio (Class ADV)[2]	VY® Morgan Stanley Global Franchise Portfolio (Class S)
Voya Retirement Moderate Growth Portfolio (Class ADV)[2]	VY® T. Rowe Price Capital Appreciation Portfolio (Class S)
Voya Retirement Moderate Portfolio (Class ADV)[2]	VY® T. Rowe Price International Stock Portfolio (Class S)
More information can be found in the appendices. See APPENDIX A for all subaccounts and valuation information. APPENDIX B highlights each fund’s investment objective and adviser (and any subadviser). If you received a summary prospectus for any of the underlying funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

[1]	This fund employs a managed volatility strategy. See the “Funds with Managed Volatility Strategies” section for more information about managed volatility funds.
[2]
This fund is structured as a “fund of funds.” Funds offered in a “fund of funds” structure may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds to which they invest. See ‘THE FUNDS” section for more information.

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INDEX OF SPECIAL TERMS
The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

Special Term	Page
Accumulation Unit	8
Annual Ratchet	38
Annual Ratchet Enhanced Death Benefit	52
Annuitant	17
Annuity Start Date	17
Cash Surrender Value	22
Claim Date	50
Contract Date	16
Contract Owner	16
Contract Value	21
Contract Year	16
Covered Fund	11
Earnings Multiplier Benefit	54
Excluded Fund	11
Fixed Account	23
Fixed Interest Allocation	23
Fixed Interest Division	23
Free Withdrawal Amount	12
Market Value Adjustment	C-2
Max 7 Enhanced Death Benefit	53
Net Investment Factor	8
Net Rate of Return	8
Restricted Fund	10
Rider Date	23
7% Solution Death Benefit Element	53
Special Fund	11
Standard Death Benefit	51

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

Term Used in This Prospectus	Corresponding Term Used in the Contract
Accumulation Unit Value	Index of Investment Experience
Annuity Start Date	Annuity Commencement Date
Contract Owner	Owner or Certificate Owner
Contract Value	Accumulation Value
Transfer Charge	Excess Allocation Charge
Fixed Interest Allocation	Fixed Allocation
Free Look Period	Right to Examine Period
Guaranteed Interest Period	Guarantee Period
Subaccount(s)	Division(s)
Net Investment Factor	Experience Factor
Regular Withdrawals	Conventional Partial Withdrawals
Withdrawals	Partial Withdrawals

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FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information about the fees and expenses, please see the “CHARGES AND FEES” section later in this prospectus.
The first table describes the charges that you will pay at the time that you buy the Contract, surrender the Contract or transfer Contract Value between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses3
Surrender Charge:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%

Transfer Charge	$25 per transfer, currently zero

Premium Tax[4]	0% to 3.5%

Overnight Charge[5]	$20
The next table describes the charges that you could pay periodically during the time that you own the Contract, not including fund fees and expenses.
Periodic Fees and Charges
Annual Contract Administrative Charge[6]	$30
(We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.)
Separate Account Annual Charges:
Contract without any of the optional riders that may be available.
	Standard Death Benefit	Annual Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Mortality & Expense Risk Charge[7]	1.25%	1.55%	1.80%
Asset-Based Administrative Charge	0.15%	0.15%	0.15%
Total[8]	1.40%	1.70%	1.95%

[3]	If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
[4]	Any premium tax is deducted from the Contract Value.
[5]	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
[6]	We deduct this charge on each contract anniversary and upon surrender.
[7]
Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Enhanced Death Benefit for the same charge. For Contracts with the Quarterly Ratchet Enhanced Death Benefit purchased before April 28, 2008, the Mortality and Expense Charge is 1.50%.

[8]	These charges are as a percentage of average Contract Value in each subaccount. These annual charges are deducted daily.

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The following tables show the charges for the optional riders currently available with the Contract. These charges would be in addition to the Separate Account Annual Charges noted above. In addition to the Earnings Multiplier Benefit rider, you may add only one of the three living benefit riders, namely: the Minimum Guaranteed Income Benefit; LifePay Plus Minimum Guaranteed Withdrawal Benefit; and Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit. For more information about which one may be right for you, please see “LIVING BENEFIT RIDERS.” For more information about the charges for the optional riders, please see “CHARGES AND FEES – Optional Rider Charges.”
Optional Rider Charges9
Earnings Multiplier Benefit rider:
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.30% of Contract Value	0.30% of Contract Value
Minimum Guaranteed Income Benefit rider:10
As an Annual Charge -Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.75% of the MGIB Charge Base	1.50% of the MGIB Charge Base
LifePay Plus Minimum Guaranteed Withdrawal Benefit rider:11
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
1.00% of the LifePay Plus Base	1.50% of the LifePay Plus Base
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider:12
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
1.20% of the Joint LifePay Plus Base	1.70% of the Joint LifePay Plus Base

[9]
Optional rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent. The basis for an optional rider charge is sometimes a charge base, benefit base or Contract Value, as applicable. Optional rider charges are deducted from the Contract Value in your subaccount allocations (and/or your Fixed Interest Allocations if there is insufficient Contract Value in the subaccounts).

[10]	For more information about how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS − Minimum Guaranteed Income Benefit Rider (the “MGIB rider”) − Rider Charge.”
[11]
The LifePay Plus Base is calculated based on premium if this rider is elected at contract issue. The LifePay Plus Base is calculated based on Contract Value if this rider is added after contract issue. The charge for this rider can increase upon the Annual Ratchet once the Lifetime Withdrawal Phase begins, subject to the maximum charge. We promise not to increase the charge for your first five Contract Years. For more information about the LifePay Plus Base and Annual Ratchet, please see “CHARGES AND FEES − Optional Rider Charges − Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge” and “LIVING BENEFIT RIDERS − LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider − Annual Ratchet.”

[12]
The Joint LifePay Plus Base is calculated based on premium if this rider is elected at contract issue. The Joint LifePay Plus Base is calculated based on Contract Value if this rider is added after contract issue. The charge for this rider can increase upon the Annual Ratchet once the Lifetime Withdrawal Phase begins, subject to the maximum charge. We promise not to increase the charge for your first five Contract Years. For more information about the LifePay Plus Base and Annual Ratchet, please see “CHARGES AND FEES − Optional Rider Charges − Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge” and “LIVING BENEFIT RIDERS − Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider − Annual Ratchet.”

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The next item shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for the fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses):[13]	0.52%	1.51%
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts.
The following examples assume that you invest $10,000 in the Contract for the time periods indicated. The costs reflected are the maximum charges for the Contract with the Annual Ratchet Enhanced Death Benefit and the most expensive combination of riders possible: Earnings Multiplier Benefit and Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit. The examples also assume that your investment has a 5% return each year and assume the maximum fund fees and expenses. Excluded are premium taxes and any transfer charges.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,322	$2,195	$3,102	$5,601
Example 2: If you do not surrender your Contract:
1 year	3 years	5 years	10 years
$522	$1,595	$2,702	$5,601
Compensation is paid for the sale of the Contracts. For information about this compensation, see “OTHER CONTRACT PROVISIONS – Selling the Contract.”
Fees Deducted by the Funds
Fund Fee Information. The fund prospectuses show the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. Please refer to the fund prospectuses for more information and to learn more about additional factors.
The Company may receive compensation from each of the funds or the funds’ affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds’ affiliates. These additional payments may also be used by the Company to finance the cost associated with past distribution of the Contract. These additional payments are made by the funds or the funds’ affiliates to the Company and do not increase, directly or indirectly, the fund fees and expenses. Please see “CHARGES AND FEES – Fund Expenses” for more information.
How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares.

[13]	No fund currently charges a redemption fee. For more information about redemption fees, please see “CHARGES AND FEES − Charges Deducted from the Contract Value − Redemption Fees.”
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CONDENSED FINANCIAL INFORMATION
Accumulation Unit
We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange (“NYSE”) is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable fund in which the subaccount invests. Shares in the funds are valued at their net asset value.
Tables showing the accumulation unit value history of each subaccount of Separate Account B available for investment under the Contract and the total investment value history of each such subaccount for a Contract with the lowest and highest combination of asset-based charges are presented in APPENDIX A. The numbers show the year-end unit values of each subaccount from the time premium payments were first received in the subaccounts under the Contract. Complete information is available in the SAI.
The Net Investment Factor
The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:
(1)	We take the net asset value of the subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the subaccount; the mortality and expense risk charge; the asset-based administrative charge; and any optional rider charges.
Calculations for the subaccounts are made on a per Accumulation Unit basis.
The Net Rate of Return equals the Net Investment Factor minus one.
Financial Statements
The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B and the financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the SAI.

SEPARATE ACCOUNT B
Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity Contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.
Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of an fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity Contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.
The other variable annuity Contracts that invest in Separate Account B are not discussed in this prospectus. Separate Account B may also invest in other funds which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see “THE ANNUITY CONTRACT – Addition, Deletion, or Substitution of Subaccounts and Other Changes.”

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VENERABLE INSURANCE AND ANNUITY COMPANY
We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”). Our direct parent company is Venerable Holdings, Inc. (“Venerable”). Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”). The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.
Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.
We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.
Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes requirements relating to nonqualified annuity product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Failure to administer certain nonqualified Contract features (for example, contractual Annuity Start Dates in nonqualified annuities) could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities, or insurance requirements could subject the Company to administrative penalties, unanticipated remediation, or other claims and costs.

THE FUNDS
You will find more detailed information about the funds, or funds, currently available under your Contract in “APPENDIX B – The Funds.” Please refer to the fund prospectuses for additional information and read them carefully before investing. Fund prospectuses may be obtained, free of charge, by calling Customer Service at (800) 366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch. Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.
Selection of Underlying Funds
The underlying funds available through the Contract described in this prospectus are determined by the Company. When determining which underlying funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see “Revenue from the Funds.”) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new investment if we determine that a fund no longer satisfies one or more of the selection criteria and/or if the fund has not attracted significant allocations under the Contracts. We have included certain of the funds at least in part because they were managed or subadvised by our affiliates.
We do not recommend or endorse any particular fund and we do not provide investment advice.
Fund of Funds
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the list of available funds found on page 2 of this prospectus.

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Funds with Managed Volatility Strategies
As described in more detail in the fund prospectuses, certain funds employ a managed volatility strategy that is intended to reduce the fund’s overall volatility and downside risk. Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Funds that employ a managed volatility strategy are identified in the list of the available funds found on page 2 of this prospectus.
Possible Conflicts of Interest
If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various Contracts participating in the funds conflict, we, the Boards of Trustees or Directors of funds, and any other insurance companies participating in the funds will monitor events to identify and resolve any material conflicts that may arise.
Restricted Funds
We may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing Contracts with respect to new premiums added to funds and with respect to new transfers to funds. We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.
We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: (1) no more than $999,999,999; and (2) no more than 30 percent of Contract Value. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.
We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds. However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.
We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.
We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. If the total amount of your requested transfer exceeds the applicable limits, we will inform your financial representative or you that we will not process any part of the transfer and that new instructions will be required. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.
Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” in this prospectus for more information the effect of Restricted Funds.

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Covered Funds, Special Funds and Excluded Funds
For purposes of determining death benefits and benefits under the living benefit riders (but not the Earnings Multiplier Benefit rider), we assign the investment options to one of three categories of funds. The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.
Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.
Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. For more information about these categories of funds with a death benefit, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase” and APPENDIX F for examples. These categories of funds also apply to the Minimum Guaranteed Income Benefit rider. Please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB Rider”)” for more information.

CHARGES AND FEES
We deduct the contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. We expect to profit from the charges, including the mortality and expense risk charge and rider and benefit charges, and we may use such profits to finance the costs associated with distribution of the Contract.
Charge Deduction Subaccount
You may elect to have all charges, except daily charges, against your Contract Value deducted directly from a single subaccount designated by the Company. Currently we use the Voya Government Liquid Assets Portfolio for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.
Charges Deducted from the Contract Value
We deduct the following charges from your Contract Value:
Surrender Charge. We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the eight-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charge. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made.
We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%

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Waiver of Surrender Charge for Extended Medical Care or Terminal Illness. We will waive the surrender charge in most states in the following events: (1) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or (2) you are first diagnosed by a qualified medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.
Free Withdrawal Amount. The Free Withdrawal Amount is the total of (1) your cumulative earnings (which is your Contract Value less premium payments received and prior withdrawals), and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.
Surrender Charge for Excess Withdrawals. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code. We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount. When you are receiving systematic withdrawals, any combination of regular withdrawals and systematic withdrawals taken will be included in determining the amount of the excess withdrawal. In other words, if any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal. Premium taxes may also apply. We will deduct such charges from the Contract Value in proportion to the Contract Value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire Contract Value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionally from all other subaccounts and Fixed Interest Allocations in which you are invested. Any withdrawal from a Fixed Interest Allocation more than 30 days before its maturity date will trigger a Market Value Adjustment. See APPENDIX C for more information.
For the purpose of calculating the surrender charge for an excess withdrawal: (1) we treat premiums as being withdrawn on a first-in, first-out basis; and (2) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in APPENDIX E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.
Premium Taxes. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.
We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base or LifePay Plus Base), if exercised, on the Annuity Start Date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.
Administrative Charge. We deduct an annual administrative charge on each contract anniversary. If you surrender your Contract prior to a contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you. The charge is $30 per Contract. We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by VIAC. We deduct the charge proportionally from all subaccounts in which you are invested. If there is no Contract Value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.
Transfer Charge. We currently do not deduct any charges for transfers made during a Contract Year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.
Overnight Charge. You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.
Redemption Fees. If applicable, we may deduct the amount of any redemption fees imposed by the underlying funds as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value. For a more complete description of the fund’s fees and expenses, review each fund’s prospectus.
No underlying fund currently charges a redemption fee.

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Charges Deducted from the Subaccounts
Mortality and Expense Risk Charge. The amount of the mortality and expense risk charge depends on the death benefit you have elected. The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each subaccount. The mortality and expense risk charge compensates the Company for death benefit and annuitization risks and the risk that expense charges will not cover actual expenses. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the costs associated with past distribution of the Contract.

Mortality and Expense Risk Charge
Standard Death Benefit	Annual Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Annual Charge 1.25%	Annual Charge 1.55%	Annual Charge 1.80%
Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Enhanced Death Benefit for the same charge. For Contracts with the Quarterly Ratchet Enhanced Death Benefit purchased before April 28, 2008, the Mortality and Expense Risk Charge is 1.50%.
Asset-Based Administrative Charge. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge on each business day at the rate of 0.0004% of average daily assets based on the assets you have in each subaccount.
Optional Rider Charges.
Some features and benefits of the Contract are available by rider for an additional charge. Availability is subject to state approval and sometimes broker/dealer approval. Once elected, a rider cannot be canceled independently of the Contract. Below is information about the charge for a rider. Riders are expressed as a percentage, rounded to the nearest hundredth of one percent. Riders are subject to conditions and limitations. For more information about the Earnings Multiplier Benefit Rider, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase – Earnings Multiplier Benefit Rider.” For more information about how each living benefit rider works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “LIVING BENEFIT RIDERS.”
Earnings Multiplier Benefit Rider Charge. Subject to state availability, you may purchase the Earnings Multiplier Benefit rider for a nonqualified Contract either at issue or on the next contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a proportional reduction of the Contract Value of the subaccounts in which you are invested. If there is insufficient Contract Value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the Rider Date. If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization. The quarterly charge for the Earnings Multiplier Benefit rider is 0.08% (0.30% annually). For a description of the rider, see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase – Earnings Multiplier Benefit Rider.”
Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears from the subaccounts in which you are invested based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. The charge is deducted even if you decide never to exercise your right to annuitize under this rider. For more information about how this rider works, including how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

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If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.
LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	1.00%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at contract issue, the rider effective date is the same as the Contract Date. If the rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

Important Note:
The above information pertains to the form of the LifePay Plus rider which was available for sale from on May 1, 2009, until March 15, 2010, in states where approved. If you purchased a prior version of the LifePay Plus rider, please see APPENDIX J for more information.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.70%	1.20%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at contract issue, the rider effective date is the same as the Contract Date. If the rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be pro-rated when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

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Important Note:
The above information pertains to the form of the Joint LifePay Plus rider which was available for sale from May 1, 2009, until March 15, 2010, in states where approved. If you purchased a prior version of the Joint LifePay Plus rider, please see APPENDIX J for more information.

Fund Expenses
As shown in the fund prospectuses and described in the “FEES AND EXPENSES – Fees Deducted by the Funds” section of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and Contract Owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus. You should evaluate the expenses associated with the funds available through this Contract before making a decision to invest.
Less expensive share classes of the funds offered through this Contract may be available for investment outside of this Contract. You should evaluate the expenses associated with the funds available through this Contract before making a decision to invest.
Revenue from the Funds
The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:
•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).
12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:
•	Communicating with customers about their fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and
•	Receiving, tabulating and transmitting proxies executed by customers.
The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.
The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the Contract. This revenue is one of several factors we consider when determining contract fees and expenses and whether to offer a fund through our contracts. Fund revenue is important to the Company’s profitability.
Assets allocated to funds formerly affiliated with the Company, meaning Voya funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company. Assets allocated to funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.
Revenue Received from Formerly Affiliated Voya Funds. The revenue received by the Company from the formerly affiliated Voya funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.

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In the case of formerly affiliated Voya funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from an formerly affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from the formerly affiliated Voya funds provide the Company with a financial incentive to offer these funds through the Contract rather than unaffiliated funds.
Additionally, in the case of formerly affiliated Voya funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.
Revenue Received from Funds Never Affiliated with the Company. Revenue received by the Company from funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that fund by the Company. Some of these funds or their affiliates pay us more than others and some of the amounts we receive may be significant.
The BlackRock Global Allocation V.I. Fund is the only fund currently open and available for investment through the Contract that is not a formerly affiliated Voya fund. We receive more revenue from the formerly affiliated Voya funds than we do from this BlackRock V.I. Fund.

THE ANNUITY CONTRACT
The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See APPENDIX C for more information the Fixed Account. If you have any questions concerning this Contract, contact your registered representative or call Customer Service at (800) 366-0066.
Contract Date and Contract Year
The date the Contract became effective is the Contract Date. Each 12-month period following the Contract Date is a Contract Year.
Contract Owner
You are the Contract Owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners. In the event a selected death benefit is not available, the Standard Death Benefit will apply.
The death benefit becomes payable when you die. If the owner is a non-natural owner, the death benefit is payable upon the death of the Annuitant. In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the death benefit then due. The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner. In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary. This will override any previous beneficiary designation. See “Joint Owner,” below.
Joint Owner
For nonqualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The Earnings Multiplier Benefit rider is not available when there are joint owners.

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Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See “Change of Contract Owner or Beneficiary,” below. Adding a joint owner to the Contract post issue with either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit will cause that death benefit to end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the Cash Surrender Value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue. Note that returning a Contract to single owner status will not restore either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit, or the Earnings Multiplier Benefit. Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.
Annuity Start Date
The Annuity Start Date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: (1) the accumulation phase; and (2) the income phase. The accumulation phase is the period between the Contract Date and the Annuity Start Date. The income phase begins when you start receiving regular annuity payments from your Contract on the Annuity Start Date.
Annuitant
The Annuitant is the person designated by you to be the measuring life in determining annuity payments. On and after May 1, 2009, a joint Annuitant may also be designated. You are the Annuitant unless you name another Annuitant in the application. The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid. In the case of a non-natural owner and joint Annuitants, the oldest Annuitant’s age is used. The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date. You may not change the Annuitant after the Contract is in effect except as described below.
If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and you have named a contingent Annuitant, the contingent Annuitant becomes the Annuitant. If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant. In the event of joint owners, the youngest will be the contingent Annuitant. The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant. If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.
If the Contract Owner is not an individual, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.
Regardless of whether a death benefit is payable, if the Annuitant dies and any Contract Owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual.
Beneficiary
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. The beneficiary may become the successor Contract Owner if the Contract Owner, who is a spouse, dies before the income phase start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).
If the beneficiary dies before the Annuitant or the Contract Owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the Contract Owner’s estate.
One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.
Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

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Change of Contract Owner or Beneficiary
During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the Contract, the amount of the Earnings Multiplier Benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age for non-natural owners). The new owner’s death will determine when a death benefit is payable (the Annuitant’s death for non-natural owners).

Before Ownership Change	Maximum New Owner Issue Age	After Ownership Change
Standard Death Benefit	85	Standard Death Benefit
Annual Ratchet Enhanced Death Benefit	75	Annual Ratchet Enhanced Death Benefit
Annual Ratchet Enhanced Death Benefit	76	Standard Death Benefit
Max 7 Enhanced Death Benefit	69	Max 7 Enhanced Death Benefit
Max 7 Enhanced Death Benefit	70	Standard Death Benefit
For Contracts issued before May 1, 2009, the maximum new owner issue age was 75 for continuation of both the Annual Ratchet Enhanced Death Benefit and Max 7 Enhanced Death Benefit. Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available in place of the Annual Ratchet Enhanced Death Benefit. For Contracts issued before April 28, 2008, the maximum new owner issue age was 79 for continuation of both the Quarterly Ratchet Enhanced Death Benefit and Max 7 Enhanced Death Benefit. Otherwise, the death benefit after the ownership change will be the Standard Death Benefit, so long as the new owner is no older than age 85.
In the event the new owner is age 86 or older, or the new owner is not an individual (other than a trust for the benefit of the owner or Annuitant), the death benefit after the ownership change will be the Cash Surrender Value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore either the Annual Ratchet Enhanced Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or Max 7 Enhanced Death Benefit.
If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original Rider Date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.
An ownership change may cause a living benefit rider to terminate. Such depends on the rider and whether spousal continuation is allowed. For more information about an ownership change with the MGIB rider, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit (the “MGIB rider”) Rider.” For more information with the LifePay Plus rider, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.” And for more information with the Joint LifePay Plus rider, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
A change of owner likely has tax consequences. See “FEDERAL TAX CONSIDERATIONS” in this prospectus.
You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. In the event of joint owners all must agree to change a beneficiary.
In the event of a death claim, we will honor the form of payment of the death benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable. You may also restrict a beneficiary’s right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary.
All requests for changes must be in writing and submitted to Customer Service. Please date your requests. The change will be effective as of the day we receive the request. The change will not affect any payment made or action taken by us before recording the change.

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Purchase and Availability of the Contract
We no longer offer the Contract for sale to new purchasers.
We will issue a Contract with the Standard Death Benefit SO LONG AS both the Annuitant and the Contract Owner were age 80 or younger at the time of application. Availability of an Enhanced Death Benefit option plus a living benefit rider was subject to the following limitations.

Maximum Issue Age	Option	Additional Requirement
79	Annual Ratchet Enhanced Death Benefit	LifePay Plus rider or Joint LifePay Plus rider is also purchased.
75	Annual Ratchet Enhanced Death Benefit	All living benefit riders are available.
69	Max 7 Enhanced Death Benefit	No living benefit rider is available.
The maximum issue age applied to both the Annuitant and Contract Owner at the time of application. The Max 7 Enhanced Death Benefit was not available for purchase with any living benefit rider. Also, the maximum issue age for a Contract with the Standard Death Benefit was limited to age 75 to purchase the MGIB rider.
Before May 1, 2009, you could purchase a Contract with the Max 7 Enhanced Death Benefit SO LONG AS both the Annuitant and the Contract Owner were age 79 or younger at the time of application AND you purchased the LifePay Plus rider or Joint LifePay Plus rider (or the version of the lifetime guaranteed withdrawal benefit rider available to you). Otherwise, the maximum issue age was 75 for a Contract with either the Annual Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit. Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available in place of the Annual Ratchet Enhanced Death Benefit. Before April 28, 2008, the maximum issue age was 79 for a Contract with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit.
The initial premium payment must have been $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period and up to the contract anniversary after your 85th birthday. Under certain circumstances, we may have waived the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.
The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract: (1) if you are looking for a short-term investment; (2) if you cannot risk getting back less money than you put in; or (3) if your assets are in a plan which provides for tax-deferral and you see no other reason to purchase this Contract. When considering an investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.
Replacing an existing insurance contract with this Contract may not be beneficial to you. Before purchasing the Contract, determine whether your existing contract will be subject to any fees or penalties upon surrender. Also, compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.
IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See “CHARGES AND FEES” in this prospectus. If you are considering an Enhanced Death Benefit Option and/or the Earnings Multiplier Benefit rider and your Contract will be an IRA, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits” in this prospectus.
Crediting of Premium Payments
We will process your initial premium within two business days after receipt and allocate the payment according to the instructions you specify at the accumulation unit value next determined, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within one business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to five business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. If you choose to have us hold the premium payment, it will be held in a non-interest-bearing account.

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If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative within five days, we will consider the application incomplete. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within two business days.
If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer.
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) proportionally according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in these calculations. If a subaccount is no longer available (including due to a fund purchase restriction) or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the accumulation unit value next determined after receipt of your premium payment and instructions.
Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.
In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period. After the free look period, we will convert your Contract Value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.
Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.
We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000). In addition, we may require information as to why a particular form of payment was used and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment.
Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

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Unclaimed Property
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling (800) 366-0066.
Cyber Security
Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.
Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.
Administrative Procedures
We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the Contract Value next determined only after you have met all administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided. You are responsible for keeping information about your Contract and appropriate identifying information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instruction, you will bear the loss.
Contract Value
We determine your Contract Value on a daily basis beginning on the Contract Date. Your Contract Value is the sum of (1) the Contract Value in the Fixed Interest Allocations; and (2) the Contract Value in each subaccount in which you are invested.
Contract Value in Fixed Interest Allocations. The Contract Value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus Contract Value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such transfer or withdrawal), contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.
Contract Value in the Subaccounts. On the Contract Date, the Contract Value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the Contract Date, we allocate your Contract Value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period. In such a case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Voya Government Liquid Assets Portfolio).

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On each business day after the Contract Date, we calculate the amount of Contract Value in each subaccount as follows:
(1)	We take the Contract Value in the subaccount at the end of the preceding business day;
(2)	We multiply (1) by the subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount; and
(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See APPENDIX C for a description of the calculation of Cash Surrender Value under any Fixed Interest Allocation. We do not guarantee any minimum Cash Surrender Value. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) adjust for any Market Value Adjustment; and (3) deduct any surrender charge, any charge for premium taxes, any redemption fees, the annual contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.
Surrendering to Receive the Cash Surrender Value. You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date. A surrender is effective on the date we receive your written request and the Contract at Customer Service. After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined. Once paid, all benefits under the Contract will terminate. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options. We will usually pay the Cash Surrender Value within seven days.
Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59½ may result in a 10% tax penalty. See “FEDERAL TAX CONSIDERATIONS” for more details.
Addition, Deletion or Substitution of Subaccounts and Other Changes
We may make additional subaccounts available to you under the Contract. These subaccounts will invest in funds we find suitable for your Contract. We may also withdraw or substitute funds, subject to the conditions in your Contract, compliance with regulatory requirements, and subject to SEC approval.
We do not guarantee that each fund will always be available for investment through the Contract. If we feel that investment in any of the funds has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments. Whether a fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed funds. If you elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a portfolio subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. If the most recent allocation instructions we have on file do not include any available subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces.
Subject to SEC approval, we reserve the right to:
(1)	Deregister Separate Account B under the 1940 Act;
(2)	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;
(3)	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;
(4)	Restrict or eliminate any voting rights as to Separate Account B;
(5)	Combine Separate Account B with other accounts; and
(6)	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.

We will provide you with written notice before we make any of these changes.
We do not recommend or endorse any particular fund, and we do not provide investment advice.

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Fixed Interest Allocation (The Fixed Account or Fixed Interest Division)
The Fixed Interest Allocation option that may be available through your contract is the Fixed Account. The Fixed Account is a segregated asset account which contains the assets that support a Contract Owner’s investment in this option. See APPENDIX C and your Contract, including any endorsements and riders, for more information. In the event the Fixed Account is not available in your state, then the Fixed Interest Allocation is the Fixed Interest Division. Accordingly, see APPENDIX D, instead for more information. The Offering Brochure for the Fixed Interest Division is also available by contacting Customer Service.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Material variations are described in APPENDIX M. Also see your Contract, including any endorsements and riders, for details.

LIVING BENEFIT RIDERS
Some features and benefits of the Contract, if available, are available by rider for an additional charge. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see “CHARGES AND FEES – Optional Rider Charges” for information rider charges.
The optional riders may not be available for all investors. Please check your application for the Contract to be sure. You should analyze each rider thoroughly and understand it completely before you select one. The optional riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific fund under the Contract. You should consult a qualified financial adviser in evaluating the riders. Customer Service may be able to answer your questions. The telephone number is (800) 366-0066.
The Contract has three living benefit riders offering protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are concerned that you may outlive your income; and
•	The Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are married and concerned that you and your spouse may outlive your income.
These living benefit riders are described further below. You may only add one living benefit rider to your Contract. You should not elect the LifePay Plus Minimum Guaranteed Withdrawal Benefit rider with multiple owners, unless the owners are spouses. More information about earlier versions of the guaranteed withdrawal benefit riders (including lifetime versions) is in the appendices.
Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)
The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions. The minimum guaranteed amount of annuity income will depend on the amount of premiums you pay during the first five Contract Years after you purchase the rider, the amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below), the MGIB Rate (as defined below), the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the MGIB rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the benefit under the MGIB rider.
Purchase. The MGIB rider is no longer available for purchase, including purchase by owners of existing Contracts.
Rider Date. The Rider Date is the date the optional benefit rider becomes effective. The Rider Date is also the Contract Date if you purchased the rider when the Contract was issued.
No Cancellation. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

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Termination. The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase. The MGIB rider automatically terminates if:
•	You annuitize, surrender or otherwise terminate your Contract during the accumulation phase;
•
You die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).
Rider Charge. The current charge we deduct under the MGIB Rider is 0.75% annually of the MGIB Charge Base. The MGIB Charge Base is the greater of (1) and (2) below, where:
(1)	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds (as defined below); and
	(c)	Is the MGIB Rollup Base for Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and
	(b)	Is the MGIB Ratchet Base for Excluded Funds.
For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds and the MGIB Ratchet Base for Excluded Funds, see the “Calculations of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.
Fund Categories. The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds. These fund categories apply to all calculations under the MGIB rider. Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”
Covered Funds are any investment options not designated as Special Funds or Excluded Funds. As of July 11, 2014, the Voya Intermediate Bond Portfolio was designated as a Covered Fund for all current and future investments.
The following investment options are currently designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	Voya Government Liquid Assets Portfolio; and
•	Fixed Interest Allocation.
Please note that the ProFunds VP Rising Rates Opportunity and Voya Limited Maturity Bond portfolios are also Special Funds, but were closed to new allocations, effective April 30, 2007, and March 12, 2004, respectively.
For Contracts with the MGIB rider purchased before August 21, 2006 (subject to availability), the Voya Intermediate Bond Portfolio is designated as a Special Fund.
No investment options are currently designated as Excluded Funds.
Fixed Allocation Funds Automatic Rebalancing. In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that a proportion of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
For Contracts with the MGIB rider purchased on and after August 21, 2006 (subject to availability), there is an allocation requirement. If the Contract Value in the Fixed Allocation Funds (as defined below) is less than a percentage of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the appropriate percentage of this amount is allocated to the Fixed Allocation Funds. This is called Fixed Allocation Funds Automatic Rebalancing and the percentage is stated in your Contract. Currently, the minimum Fixed Allocation Fund percentage is zero. Accepted Funds are excluded from this rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.

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The MGIB Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund while the rider is in effect.
All funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the fund restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. By electing to purchase the MGIB rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the MGIB rider if you do not wish to have your Contract Value reallocated in this manner.
MGIB Benefit Base. The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and death benefits. Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below). On the MGIB Date, your MGIB Benefit Base is the greater of (1) and (2), where:
(1)	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the Contract Value allocated to the Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and
	(b)	Is the Contract Value allocated to the Excluded Funds.

The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds. This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.
Calculation of MGIB Rollup Bases. The Maximum MGIB Rollup Base is 250% of eligible premiums adjusted proportionally for withdrawals, subject to availability (300% otherwise and for Contracts with the MGIB rider purchased before August 21, 2006). This means that the Maximum MGIB Rollup Base is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value. The Maximum MGIB Rollup Base is not allocated by Fund category.
The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.

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The MGIB Rollup Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.
The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter. The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges. It is not included in the MGIB Rollup Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that, are excluded from the MGIB Rollup Bases.
The MGIB Rate is currently 6% (7% if this rider was purchased before May 1, 2009). The MGIB Rate is an annual effective rate. We may, at our discretion, discontinue offering this rate. The MGIB Rate will not change for those Contracts that have already purchased the MGIB rider.
Withdrawals reduce each MGIB Rollup Base proportionally. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e., Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment). This means that the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds or the MGIB Rollup Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).
When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a fund category will reduce the applicable MGIB Rollup Base for that fund category proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in the fund category. For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%. In a case where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.
In a case where the MGIB Ratchet Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.
Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally. But the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: You pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

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Calculation of MGIB Ratchet Bases. The MGIB Ratchet Base for Covered Funds and Special Funds equals:
(1)	On the Rider Date, eligible premiums or the Contract Value (if the rider is added after the Contract Date) allocated to Covered Funds and Special Funds.
(2)	On each contract anniversary prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:
(a) The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and
(b)
The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior contract anniversary, adjusted for any new eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

For Contracts with the MGIB rider purchased before January 12, 2009, the MGIB Ratchet Base for Covered Funds and Special Funds is recalculated on each “quarterly anniversary date” prior to attainment of age 90. A “quarterly anniversary date” is the date three months from the Contract Date that falls on the same date in the month as the Contract Date. For example, if the Contract Date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of the month.  Whenever the date falls on a weekend or holiday, we will use the value as of the subsequent business day.

(3)
At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior contract anniversary (the prior quarterly anniversary date for Contracts with the MGIB rider purchased before January 12, 2009), adjusted for subsequent eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds. The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges. It is not included in the MGIB Ratchet Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that are not added to the MGIB Ratchet Bases but are added to your Contract Value.
Withdrawals reduce each MGIB Ratchet Base on proportionally. The percentage reduction in the MGIB Ratchet Base for each fund category (i.e., Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment). This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).
When you make transfers between Covered Funds or Special Funds and Excluded Funds, net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds. For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%. In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.
In a case where the MGIB Rollup Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

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Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally. But the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.
MGIB Date. Your MGIB Date is the next contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other spousal exercise date that we may make available upon prior written notice.
MGIB Annuity Income. Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C) applied to the then-current income factors in effect for the annuity option you selected; or

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX C) that would otherwise apply at annuitization.

MGIB Income Factors. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract. Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider. Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract. The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract. The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance. If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider. Please see “APPENDIX G – Examples of Minimum Guaranteed Income Benefit Calculation.”
MGIB Annuity Options. Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. The MGIB must be exercised in the 30-day period prior to any contract anniversary. At your request, the Company may, at its discretion, extend the latest contract Annuity Start Date without extending the MGIB Date.
The following are the MGIB annuity options available under the MGIB Rider:
•	Income for Life (single life or joint life with 100% Survivor) and a fixed period;
•	Income for a fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.
Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.  Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.  See FEDERAL TAX CONSIDERATIONS.

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Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider. This option may only be exercised in the 30 day period prior to a contract anniversary. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced proportionally. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values. This means the contract and MGIB rider values will be adjusted proportionally. See “Calculation of MGIB Rollup Bases” and “Calculation of MGIB Ratchet Bases” above. Surrender charges will apply to amounts applied to partial annuitization.
Notification. On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.
Change of Owner and Annuitant. The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death. Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization. In such a case, a new Annuitant may be named in accordance with the provisions of your Contract. The MGIB Benefit Base is unaffected and continues to accumulate.
Death of Owner. The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.
The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract. The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.
The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above. Annuitizing using the MGIB may result in a more favorable stream of income payments, and different tax consequences, under your Contract. Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors. You should consider all of your options at the time you begin the income phase of your Contract.
LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider
The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.

Important Note:
We introduced the LifePay Plus rider on August 20, 2007, and launched changes to it on April 28, 2008, and January 12, 2009, subject to state approval where applicable. The below information pertains to the form of the LifePay Plus rider which was available for sale May 1, 2009, through March 15, 2010, in states where approved. If this form of the LifePay Plus rider was not approved for sale in your state when you purchased the rider, then please see APPENDIX J for the information about the form of the LifePay Plus rider which was available to you.

Eligibility. The Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80 (owner and Annuitant must age qualify). The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the rider effective date. The LifePay Plus rider is not available for purchase with the Max 7 Enhanced Death Benefit. The LifePay Plus rider is subject to broker/dealer availability. Please note that the LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
The LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts. Previously, Contracts issued on and after November 1, 2004, were eligible for the LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have had a living benefit rider. There is an election form for this purpose. Please contact Customer Service for more information.

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Rider Effective Date. The rider effective date is the date that coverage under the LifePay Plus rider begins. If you purchase the LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the LifePay Plus rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the LifePay Plus rider.
Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, begin receiving income phase payments in lieu of payments under the LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract. The LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is available for withdrawals at your discretion or systematic withdrawals pursuant to the terms of the Contract. Also, the LifePay Plus rider offers the Income Optimizer. The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the Annuitant’s death. The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals. The LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges, a negative Market Value Adjustment associated with any Fixed Account Allocations or any Premium Credit deduction (recapture).
Say, for example, the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal is also a withdrawal after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume, which occurs on the next quarterly contract anniversary following spousal continuation. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations or any Premium Credit deduction (recapture) (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See APPENDIX G, Illustrations 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.

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Please note that any withdrawals before the rider effective date in the same Contract Year when the LifePay Plus rider is added after contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each contract anniversary – to equal the greater of:
(1)	The current LifePay Plus Base; or
(2)	The current Contract Value.
 We call this recalculation the Annual Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
Step-up. The LifePay Plus Base is recalculated on each of the first ten contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: (1) the current LifePay Plus Base; (2) the current Contract Value; and (3) the LifePay Plus Base on the previous contract anniversary, increased by the Step-up.
The amount of the Step-up is the product of the Step-up Tracker on the previous contract anniversary times the Step-up percent, currently 6%. The Step-up Tracker is only used to calculate the amount of the Step-up. Initially, it equals the LifePay Plus Base. Any premiums received during a Contract Year are added to the Step-up Tracker and eligible for a partial Step-up. Any withdrawals for payment of third-party investment advisory fees are subtracted from the Step-up. Like the LifePay Plus Base, the Step-up Tracker is eligible for Annual Ratchets and subject to a proportional adjustment for any Excess Withdrawals.
Please note that no partial Step-up is available in the first year after you purchase this rider post issue of the Contract. Your first opportunity for a Step-up will not be until the first contract anniversary after a full Contract Year has elapsed since the rider effective date. Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a Step-up. Rather, the first opportunity for a Step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the Annuitant is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the Contract Value on the previous business day. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

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The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 75
6%	76 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or a Step-up. Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.
Income Optimizer. The LifePay Plus rider offers the option to elect to receive the Maximum Annual Withdrawal in systematic installments over the Annuitant’s life. We call this option the Income Optimizer. You may elect the Income Optimizer during the Lifetime Withdrawal Phase. This election is in lieu of the Contract’s other annuity options, and these payments will be subject to the same tax treatment as an annuity payment. Please see “FEDERAL TAX CONSIDERATIONS” for more information. The Income Optimizer is only available on nonqualified Contracts.
The frequency of payments under the Income Optimizer may be annual, quarterly or monthly. While you are receiving payments under the Income Optimizer, the LifePay Plus Base remains eligible for Annual Ratchets. Your Contract may still have a Contract Value and death benefit. Spousal continuation of payments under the Income Optimizer is permitted, if allowed under the requirements of the Tax Code. Any withdrawals in excess of the Maximum Annual Withdrawal are Excess Withdrawals that would cause a proportional reduction of the LifePay Plus Base, as well as a reduction of the Maximum Annual Withdrawal.
Your election is subject to restrictions – you may not:
(1)	Revoke your election;
(2)	Add on premiums;
(3)	Exchange the Contract;
(4)	Annuitize the Contract; or
(5)	Change ownership (except as permitted under “Change of Owner or Annuitant” below).
Once you choose the frequency of payments, you may not change it. Also, the specified percentage of your Contract Value required to be allocated to Fixed Allocation Funds is higher, and the investment options available for this purpose are limited. Please see “Investment Option Restrictions” below for the details. You may surrender your Contract at any time.
Payments under the Income Optimizer will continue until the Terminal Date, at which time you waive any remaining Contract Value and death benefit and the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. The Terminal Date is the contract anniversary following the Annuitant’s 95th birthday. Alternatively, you may wish to extend the Terminal Date to the contract anniversary following the Annuitant’s 115th birthday in order to liquidate your Contract Value that may remain before the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. Regardless, your payments of the Maximum Annual Withdrawal will continue during the Lifetime Automatic Periodic Benefit Status until the death of the Annuitant. We will notify you in writing in advance of the Terminal Date to remind you of this alternative and how to extend the Terminal Date.
Lifetime Income Annuity Option. In the event the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, you may elect a life only annuity option, in lieu of the Contract’s other annuity options. Payments under this option are based on the minimum annual payment factors for each $1,000 reflected in the rider data table and will never be less than the same frequency of payments of the Maximum Annual Withdrawal at that time. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”

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Required Minimum Distributions. The LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See APPENDIX G, Illustration 3 for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See APPENDIX G, Illustration 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See APPENDIX G, Illustration 4 for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets or upon spousal continuation of the LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: (1) the Contract will provide no further benefits (including death benefits) other than as provided under the LifePay Plus rider; (2) no further premium payments will be accepted; and (3) any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the contract anniversary on or after the Annuitant is age 59½. During this time, the LifePay Plus rider’s death benefit remains payable upon the Annuitant’s death. Also, the LifePay Plus Base remains eligible for Step-ups. Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each contract anniversary.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least the required specified percentage of such Contract Value in the Fixed Allocation Funds, which is 30%; 40% with the Income Optimizer.

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See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All portfolios available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the required specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date (30%; 40% with the Income Optimizer), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the required specified percentage of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done on a proportional basis from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on the rider effective date and each quarterly contract anniversary. Also, after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charges pro-rated) on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner. Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.
LifePay Plus Death Benefit Base. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base − Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.

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In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death. Upon the Annuitant’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner. At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value, inclusive of the guaranteed death benefit – UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun. In this case, the LifePay Plus Base is recalculated to equal the greater of:
(1)	The Contract Value, inclusive of the guaranteed death benefit; and
(2)	The last calculated LifePay Plus Base, subject to proportional adjustment for any withdrawals before spousal continuation.
Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly contract anniversary following spousal continuation. Any withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals. The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base.
The Maximum Annual Withdrawal is also recalculated at the same time as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value on the previous business day is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value before the Maximum Annual Withdrawal is first calculated. The rider will be eligible for any Step-ups that may remain, and the Step-up Tracker will be recalculated at the same time as the LifePay Plus Base. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
In the event the Income Optimizer was elected, systematic installments of the Maximum Annual Withdrawal will continue, SO LONG AS the surviving spouse as Annuitant is age 59½. The amount of these continuing payments may change since both the LifePay Plus Base and the Maximum Annual Withdrawal are recalculated based on the new Annuitant’s age. The rider under the Income Optimizer will remain subject to the higher required specified percentage for allocations to the Fixed Allocation Funds, even if upon spousal continuation the Lifetime Withdrawal Phase has not yet begun, and there is no Maximum Annual Withdrawal, because the Annuitant is not yet age 59½.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation on a quarterly contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.
Change of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon any ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual;
•	Change of owner pursuant to a court order; and
•	Change of qualified plan ownership to that of the beneficial owner.

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Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted. See APPENDIX G for examples.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider
The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are married and concerned that you and your spouse may outlive your income.

Important Note:
We introduced the Joint LifePay Plus rider on August 20, 2007, and launched changes to it on April 28, 2008, and January 12, 2009, subject to state approval where applicable. The below information pertains to the form of the Joint LifePay Plus rider which was available for sale May 1, 2009, through March 15, 2010, in states where approved. If this form of the Joint LifePay Plus rider was not approved for sale in your state when you purchased the rider, then please see APPENDIX J for the information about the form of the Joint LifePay Plus rider which was available to you.

Eligibility. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the death benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below. The maximum issue age is 80. Both spouses must meet the issue age requirement. The issue age is the age of each owner on the rider effective date. The Joint LifePay Plus rider is not available for purchase with the Max 7 Enhanced Death Benefit. The Joint LifePay Plus rider is subject to broker/dealer availability. Please note that the Joint LifePay Plus rider will not be issued unless the required owner, Annuitant and beneficiary designations are met, and until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
The Joint LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts. Previously, Contracts issued on and after November 1, 2004, were eligible for the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have had a living benefit rider. There is an election form for this purpose. Please contact Customer Service for more information.
Owner, Annuitant and Beneficiary Designations. For nonqualified Contracts:
(1)	Joint owners must be spouses, and one of the owners the Annuitant; and
(2)	For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary.
Except as noted below for custodial IRAs, for qualified Contracts, there may only be one owner who must also be the Annuitant, and then the owner’s spouse must also be the sole primary beneficiary. Non-natural, custodial owners are only allowed with IRAs, and the Annuitant must be the beneficial owner of the custodial IRA, and beneficiary designations for custodial IRAs are subject to the limits as any other qualified Contract. We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse. We do not maintain individual owner and beneficiary designations for custodial IRAs. We reserve the right to verify the date of birth and social security number of both spouses.
Rider Effective Date. The rider effective date is the date that coverage under the Joint LifePay Plus rider begins. If you purchase the Joint LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the Joint LifePay Plus rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

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Active Spouse. An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider. There must be two Active Spouses when you purchase the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary. You cannot add an Active Spouse after the rider effective date. In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive). An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract, if allowed under the requirements of the Tax Code. Once an Active Spouse is deactivated, the spouse may not become an Active Spouse again. Specific situations that would result in a spouse being deactivated include:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.
An owner may also request that a spouse be deactivated. Both owners must agree when there are joint owners. However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason. So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes. Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract. See “Divorce” below for more information.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you:
(1)	Cancel the Contract during the Contract’s free look period;
(2)	Surrender the Contract;
(3)	Begin the income phase and start receiving annuity payments; or
(4)	Otherwise terminate the Contract pursuant to its terms.
These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
(1)
Terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider; or

(2)
Die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract (and your spouse is an Active Spouse).

The Joint LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation your death by an Active Spouse). Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the Joint LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is available for withdrawals at your discretion or systematic withdrawals pursuant to the terms of the Contract. Also, the Joint LifePay Plus rider offers the Income Optimizer. The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the last Active Spouse’s death. The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals. The Joint LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The Joint LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.

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LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the Joint LifePay Plus rider: on the Contract Date – equal to the initial premium; or after the Contract Date – equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the Joint LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Account Allocations.
For example, the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustrations 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the Joint LifePay Plus rider is added after contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each contract anniversary – to equal the greater of:
(1)	The current LifePay Plus Base;
(2)	The current Contract Value.
We call this recalculation the Annual Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the Joint LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
Step-up. The LifePay Plus Base is recalculated on each of the first ten contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of:
(1)	The current LifePay Plus Base;
(2)	The current Contract Value; and
(3)	The LifePay Plus Base on the previous contract anniversary, increased by the Step-up.
The amount of the Step-up is the product of the Step-up Tracker on the previous contract anniversary times the Step-up percent, currently 6%. The Step-up Tracker is only used to calculate the amount of the Step-up. Initially, it equals the LifePay Plus Base. Any premiums received during a Contract Year are added to the Step-up Tracker and eligible for a partial Step-up. Any withdrawals for payment of third-party investment advisory fees are subtracted from the Step-up. Like the LifePay Plus Base, the Step-up Tracker is eligible for Annual Ratchets and subject to a proportional adjustment for any Excess Withdrawals.

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Please note that no partial Step-up is available in the first year after you purchase this rider post issue of the Contract. Your first opportunity for a Step-up will not be until the first contract anniversary after a full Contract Year has elapsed since the rider effective date. Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the Joint LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the youngest Active Spouse is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the Contract Value on the previous business day. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•
The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary is an Active Spouse who elects to continue the Contract; or

•	The last Active Spouse dies.
The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.
The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59½ to 64
5%	65 to 75
6%	76 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or a Step-up. Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.
Income Optimizer. The Joint LifePay Plus rider offers the option to elect to receive the Maximum Annual Withdrawal in systematic installments over the lives of both Active Spouses. We call this option the Income Optimizer. You may elect the Income Optimizer during the Lifetime Withdrawal Phase. This election is in lieu of the Contract’s other annuity options, and these payments will be subject to the same tax treatment as an annuity payment. The Income Optimizer is only available on nonqualified Contracts.
The frequency of payments under the Income Optimizer may be annual, quarterly or monthly. While you are receiving payments under the Income Optimizer, the LifePay Plus Base remains eligible for Annual Ratchets. Your Contract may still have a Contract Value and death benefit. Spousal continuation of payments under the Income Optimizer is permitted, if allowed under the requirements of the Tax Code. Any withdrawals in excess of the Maximum Annual Withdrawal are Excess Withdrawals that would cause a proportional reduction of the LifePay Plus Base, as well as a reduction of the Maximum Annual Withdrawal.

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Your election is subject to restrictions – you may not:
(1)	Revoke your election;
(2)	Add on premiums;
(3)	Exchange the Contract;
(4)	Annuitize the Contract; or
(5)	Change ownership (except as permitted under “Change of Owner or Annuitant” below).
Once you choose the frequency of payments, you may not change it. Also, the specified percentage of your Contract Value required to be allocated to Fixed Allocation Funds is higher, and the investment options available for this purpose are limited. Please see “Investment Option Restrictions” below for the details. You may surrender your Contract at any time.
Payments under the Income Optimizer will continue until the Terminal Date, at which time you waive any remaining Contract Value and death benefit and the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. The Terminal Date is the contract anniversary following the youngest Active Spouse’s 95th birthday. Alternatively, you may wish to extend the Terminal Date to the contract anniversary following the youngest Active Spouse’s 115th birthday in order to liquidate your Contract Value that may remain before the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. Regardless, your payments of the Maximum Annual Withdrawal will continue during the Lifetime Automatic Periodic Benefit Status until the death of the last Active Spouse. We will notify you in writing in advance of the Terminal Date to remind you of this alternative and how to extend the Terminal Date.
Lifetime Income Annuity Option. In the event the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, you may elect a life only annuity option, in lieu of the Contract’s other annuity options. Payments under this option will be joint life if both Active Spouses are living, or for the life of the only Active Spouse, and are based on the minimum annual payment factors for each $1,000 reflected in the rider data table. Also, these payments will never be less than the same frequency of payments of the Maximum Annual Withdrawal at that time. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See APPENDIX H, Illustration 3 for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustration 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See APPENDIX H, Illustration 4 for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets or upon spousal continuation of the Joint LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the Joint LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status:
(1)	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider;
(2)	No further premium payments will be accepted; and
(3)	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the last Active Spouse’s death.
If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the contract anniversary on or after the youngest Active Spouse is age 59½. During this time, the Joint LifePay Plus rider’s death benefit remains payable upon the last Active Spouse’s death. Also, the LifePay Plus Base remains eligible for Step-ups. Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base. If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each contract anniversary.
Investment Option Restrictions. While the Joint LifePay Plus rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least the required specified percentage of such Contract Value in the Fixed Allocation Funds, which is 30%; 40% with the Income Optimizer. See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under with this rider. We require this allocation regardless of your investment instructions to the Contract. The Joint LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All portfolios available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the required specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date (30%; 40% with the Income Optimizer), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the required specified percentage of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.
Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on the rider effective date and each quarterly contract anniversary. Also, after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

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Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base. See “LifePay Plus Base – Withdrawals and Excess Withdrawals” above. In the event of a divorce during Lifetime Automatic Periodic Benefit Status, for nonqualified Contracts there will be no change in the amount of your periodic payments and payments will continue until both spouses are deceased.  For qualified contracts, payments may continue, subject to the rules related to distributions on death.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Death of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charges pro-rated) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.
LifePay Plus Death Benefit Base. The Joint LifePay Plus rider has a death benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider:
(1)	On the Contract Date it is equal to the initial premium; or
(2)	After the Contract Date it is equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the Joint LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.
In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death. Upon the last Active Spouse’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, SO LONG AS the surviving spouse in an Active Spouse. At that time the LifePay Plus Base is recalculated to equal the greater of:
(1)	The Contract Value, inclusive of the guaranteed death benefit; and
(2)	The last calculated LifePay Plus Base, subject to proportional adjustment for any withdrawals before spousal continuation.

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The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value on the previous business day is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value before the Maximum Annual Withdrawal is first calculated. The rider will be eligible for any Step-ups that may remain, and the Step-up Tracker will be recalculated at the same time as the LifePay Plus Base. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So, if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.
Change of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charge pro-rated) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted. See APPENDIX H for examples.
Loans. No loans are permitted on Contracts with the Joint LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

WITHDRAWALS
Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner. If you request a withdrawal for more than 90% of the Cash Surrender Value and the remaining Cash Surrender Value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (1) your cumulative earnings (which is your Contract Value less premium payments received and prior withdrawals); and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.

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You need to submit to us a request specifying the Fixed Interest Allocations or subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the subaccounts in which you are invested. If there is not enough Contract Value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser. We will determine the Contract Value as of the close of business on the day we receive your withdrawal request at Customer Service. The Contract Value may be more or less than the premium payments made.
If any limitation allocations to the Restricted Funds has been exceeded, subsequent withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal. So in this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all variable subaccounts.
Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect. Withdrawals may be subject to taxation and tax penalties. Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1∕2 may result in a 10% penalty tax. See “FEDERAL TAX CONSIDERATIONS” for more details.
We offer the following three withdrawal options:
Regular Withdrawals
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See APPENDIX C for more information the application of Market Value Adjustment.
Systematic Withdrawals
You may choose to receive automatic, systematic withdrawal payments:
(1)	From the Contract Value in the subaccounts in which you are invested; or
(2)	From the interest earned in your Fixed Interest Allocations.
You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly or annually. If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all subaccounts in which Contract Value is invested. If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a nonproportional basis, we will monitor the withdrawals annually. If you subsequently allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all subaccounts in which Contract Value is invested. There is no additional charge for this feature.
You decide the date on which you would like your systematic withdrawals to start. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.
Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be:
(1)	A fixed dollar amount; or
(2)	An amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested.
Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

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A fixed dollar systematic withdrawal of less than $100 on any withdrawal date will terminate your systematic withdrawal. Your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.
If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will contact you to seek alternative instructions. Unless you provide instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.
We limit systematic withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.
You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.
Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary’s lifetime (“stretch”). Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals. Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Fixed Dollar Systematic Withdrawal Feature
You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.
Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum percentage described above. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.
IRA Withdrawals
If you have a non-Roth IRA Contract and will be at least age 72 (age 70½ if born before July 1, 1949) during the current calendar year, you may elect to have distributions made to you to satisfy the minimum distribution requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may need to be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.

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You choose the frequency of your IRA withdrawals (monthly, quarterly or annually) and the start date. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.
You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.
You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.
An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.
On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provisions, the CARES Act suspends the minimum distribution requirements (RMDs) applicable to IRAs for the year 2020.  See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)
Between the end of the free look period and the Annuity Start Date, you may transfer your Contract Value among the subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a Contract Year, but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other funds may negatively impact your death benefit or rider benefits.
If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.
Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See “LIVING BENEFIT RIDERS.”
The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify Customer Service and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.
Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.

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Limits on Frequent or Disruptive Transfers
The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all Contract Owners.
This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.
Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.
Excessive Trading Policy. We provide multi-fund variable insurance and retirement products, have adopted an Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.
We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.
We currently define Excessive Trading as:
•
More than one purchase and sale of the same fund (including money market funds) within a 60-calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round trips involving the same fund within a 60-calendar day period would meet our definition of Excessive Trading; or

•	Six round trips involving the same fund within a twelve month period.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new premium payments, withdrawals and loans);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us or a fund.
If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

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If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those which involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.
Following the six-month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six-month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.
We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.
Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.
We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of Contract Owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying fund.
Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.
Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.
Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the Contract. Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding Contract Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.
As a result of this information sharing, a fund company may direct us to restrict a Contract Owner’s transactions if the fund determines that the Contract Owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or Contract Value to the fund or all funds within the fund family.

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Dollar Cost Averaging
You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Allocation, subject to availability, starting 30 days after the Contract Date. These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to the subaccounts you specify. There is no additional charge for dollar cost averaging. Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.
We also may offer dollar cost averaging Fixed Interest Allocations for durations of six months and one year, subject to availability, exclusively for use with the dollar cost averaging program.
The dollar cost averaging program is designed to lessen the impact of market fluctuation your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Dollar cost averaging requires a minimum monthly transfer amount of $100. We will transfer all your money allocated to that source account into the subaccount(s) you specify in equal payments over the relevant duration. The last payment will include earnings accrued over the duration. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.
Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a DCA Fixed Interest Allocation and there is money remaining in the DCA Fixed Interest Allocation, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Interest Allocation.
If you do not specify to which subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the subaccounts in which you are invested on a proportional basis, subject to any fund purchase restrictions. The transfer date is the same day each month as your Contract Date. If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.
Transfers under the DCA program must be in compliance with the investment restrictions for the living benefit riders. If you set up DCA transfers that are not in compliance with such restrictions, the fixed allocation funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.
You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described above in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

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We may offer additional subaccounts or Fixed Interest Allocations as part of or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering dollar cost averaging Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.
Automatic Rebalancing
If you have at least $10,000 of Contract Value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. Automatic rebalancing is subject to any fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers. There is no additional charge for this feature.
You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.
We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to Fixed Account II. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.
To participate in automatic rebalancing, send satisfactory notice to Customer Service. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Contract Value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than proportionally. Additional premium payments and partial withdrawals made on a proportional basis will not cause the automatic rebalancing program to terminate.
The Company may change or discontinue the automatic rebalancing program at any time.

DEATH BENEFIT CHOICES
Death Benefit During the Accumulation Phase
During the accumulation phase, a death benefit (and Earnings Multiplier Benefit, if elected) is payable when either the Contract Owner, or the first of joint owners or the Annuitant (when a Contract Owner is not an individual) dies before the Annuity Start Date. Assuming you are the Contract Owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“claim date”). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. If there is a beneficiary who is not the spouse of the Contract Owner, the value of the death benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the claim date until the date of payment. If the spouse is the sole beneficiary of the Contract Owner, the value of the death benefit will remain allocated to the investment options in which Contract Value is allocated on the claim date and may be subject to market performance, positive or negative, from the claim date until the date of payment. Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “Systematic Withdrawals,” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner. If so, such rights or options will not be available to the beneficiary.
If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within seven days after Customer Service has received sufficient information to make the payment. For information regarding required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs). Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.
You may choose one of the following Death Benefits:
(1)	The Standard Death Benefit;
(2)	The Annual Ratchet Enhanced Death Benefit; or
(3)	The Max 7 Enhanced Death Benefit.
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The Standard Death Benefit is available SO LONG AS both the Annuitant and the Contract owner are age 80 or younger at the time of application. Availability of an Enhanced Death Benefit option plus a living benefit rider is subject to the following limitations:

Maximum Issue Age	Option	Additional Requirement
79	Annual Ratchet Enhanced Death Benefit	LifePay Plus rider or Joint LifePay Plus rider is also purchased.
75	Annual Ratchet Enhanced Death Benefit	All living benefit riders are available.
69	Max 7 Enhanced Death Benefit	No living benefit rider is available.
The maximum issue age applies to both the Annuitant and Contract Owner at the time of application. The Max 7 Enhanced Death Benefit is not available for purchase with any living benefit rider. Also, the maximum issue age for a Contract with the Standard Death Benefit is limited to age 75 to purchase the MGIB rider
Before May 1, 2009, the Max 7 Enhanced Death Benefit was available SO LONG AS both the Contract Owner and the Annuitant (if the Contract Owner is not an individual) were age 79 or younger at the time of application AND you purchased the LifePay Plus rider or Joint LifePay Plus rider (or the version of the lifetime guaranteed withdrawal benefit rider available to you). Otherwise, the maximum issue age was 75 for a Contract with either the Annual Ratchet Enhanced Death Benefit or the Max 7 Enhanced Death Benefit. Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available in place of the Annual Ratchet Enhanced Death Benefit. Before April 28, 2008, the maximum issue age was 79 for a Contract with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit. The Annual Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit are available only at the time you purchase your Contract. Neither the Annual Ratchet Enhanced Death Benefit nor Max 7 Enhanced Death Benefit is available when a Contract is owned by joint owners, or joint Annuitants if the Contract Owners are not individuals. Not all death benefits are available in every state. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.
Once you choose a death benefit, you cannot change it. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The LifePay Plus and Joint LifePay Plus riders may also affect the death benefit.
The death benefit may be subject to certain mandatory distribution rules required by federal tax law.
In all cases described below, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.
Base Death Benefit. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.
Standard Death Benefit. The Standard Death Benefit equals the greater of:
•	The Base Death Benefit; and
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.
The Standard MGDB allocated to Covered Funds equals premium payments allocated to Covered Funds less proportional adjustments for any withdrawals and transfers.
The Standard MGDB allocated to Excluded Funds equals premium payments allocated to Excluded Funds less proportional adjustments for any withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the Standard MGDB on a proportional basis. The percentage reduction in the Standard MGDB for each Fund category (i.e., Covered or Excluded) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.

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Transfers among Fund categories do not reduce the overall Standard MGDB.
•
Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a proportional basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

•
Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds on a proportional basis. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the decrease in the Standard MGDB in Excluded Funds.

Enhanced Death Benefit Options. The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit. The Enhanced Death Benefit options enable you to lock in positive investment performance. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. The criteria to lock are different. The Annual Ratchet Enhanced Death Benefit locks annually. The Max 7 Enhanced Death Benefit not only locks annually, but also has an additional element that locks annually at a specified interest rate, so your death benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements. Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate, besides the additional charge. The Enhanced Death Benefit options are explained further below.
Before January 12, 2009, the Quarterly Ratchet Enhanced Death Benefit was available in place of the Annual Ratchet Enhanced Death Benefit; the frequency of the ratchet component was quarterly for both Enhanced Death Benefit options: the Quarterly Ratchet Enhanced Death Benefit and Max 7 Enhanced Death Benefit.
Allocation restrictions apply for purposes of determining death benefits. Selecting a Special Fund or Excluded fund may limit or reduce the Enhanced Death Benefit. We may, with 30 days’ notice to you, designate any fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund.
For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.
The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Annual Ratchet Minimum Guaranteed Death Benefit (“Annual Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.
The Annual Ratchet Enhanced Death Benefit was the Quarterly Ratchet Enhanced Death Benefit before January 12, 2009, so the Annual Ratchet MGDB was the Quarterly Ratchet MGDB.
The Annual Ratchet MGDB allocated to Covered Funds on the Contract Date equals the premium allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums, partial withdrawals attributable to Covered Funds, and transfers.
Before January 12, 2009, the Annual Ratchet MGDB allocated to Covered Funds was the Quarterly Ratchet MGDB allocated to Covered Funds. On the Contract Date, the Quarterly Ratchet MGDB in Covered Funds equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the Contract Date and each three-month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, partial withdrawals attributable to Covered Funds, and transfers.

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Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, partial withdrawals attributable to Covered Funds, and transfers.
The Annual Ratchet MGDB allocated to Excluded Funds on the Contract Date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums, partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums, partial withdrawals attributable to Excluded Funds, and transfers.
Before January 12, 2009, the Annual Ratchet MGDB allocated to Excluded Funds was the Quarterly Ratchet MGDB allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, partial withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, partial withdrawals attributable to Excluded Funds, and transfers.
Withdrawals reduce the Annual Ratchet MGDB proportionally. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Net transfers from Covered Funds to Excluded Funds will reduce the Annual Ratchet MGDB in Covered Funds proportionally. The increase in the Annual Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Annual Ratchet MGDB in Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds proportionally. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds.
Before January 12, 2009, the Annual Ratchet MGDB was the Quarterly Ratchet MGDB. Withdrawals and net transfers to and from Covered Funds and Excluded Funds would have the same outcome.
The Max 7 Enhanced Death Benefit equals the greater of the Annual Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.
Before January 12, 2009, the Annual Ratchet Enhanced Death Benefit was the Quarterly Ratchet Enhanced Death Benefit.
The 7% Solution Death Benefit Element is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	➢	2.5 times all premium payments, adjusted for withdrawals (the “cap”); and
	➢	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.
For Contracts issued prior to August 21, 2006, the cap is 3 times all premium payments, adjusted for withdrawals.
For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:
•	Voya Government Liquid Assets Portfolio; and
•	Fixed Interest Allocation.

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The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007. For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.
The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.
For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been re-designated as a Covered Fund for all current and future investments.
Covered Funds are all investment options not designated as Special Funds or Excluded Funds. No investment options are currently designated as Excluded Funds.
The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended. The Max 7 Enhanced Death Benefit available for some Contracts issued in 2001 or earlier allows for accumulation to continue beyond age 80, subject to the cap. Please see your Contract for details regarding the terms of your death benefit.
The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of 7% MGDB allocated to Special Funds.
The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the 7% MGDB proportionally. The percentage reduction in the 7% MGDB for each Fund category (i.e., Covered, Special or Excluded) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total Contract Value resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds proportionally. The increase in the 7% MGDB allocated to the fund category to which the transfer is being made will equal the decrease in the fund category from which the transfer is being made.
In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Earnings Multiplier Benefit Rider. The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the “rider effective date.”
If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals (“Maximum Base”). Currently, if added at issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) the Maximum Base; and (2) the Contract Value on the claim date minus premiums adjusted for withdrawals. If added after issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) 150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and (2) the Contract Value on the claim date minus the Contract Value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is proportional, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.
There is an extra charge for the Earnings Multiplier Benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.
The rider is available for both nonqualified and qualified Contracts. Please see the discussions of possible tax consequences in “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits” in this prospectus.

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Death Benefit During the Income Phase
Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or the Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.
Continuation After Death – Spouse
If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the beneficiary, if allowed under the requirements under the Tax Code and such surviving spouse elects to continue the contract as his or her own, the following will apply:
•
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value. We will allocate such addition to the variable subaccounts in proportion to the Contract Value in the subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor. Such addition to Contract Value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the contract elects to continue the contract as his or her own;

•	The death benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes;
•
If you elect the Annual Ratchet Death Benefit (Quarterly Ratchet Enhanced Death Benefit before January 12, 2009) or the Max 7 Enhanced Death Benefit and the new or surviving owner is attained 89 or less, ratchets will continue, (or resume if deceased owner had already reached age 90) until the new or surviving owner reaches age 90. If you elected the Max 7 Enhanced Death Benefit, the new or surviving owner is attained age 79 or less, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the cap or the attained age of 80 is reached;

•
At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner. Any premiums paid later will be subject to any applicable surrender charge; and

•
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable subaccounts in proportion to the Contract Value in the subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor.

•
The Earnings Multiplier Benefit rider will continue, if the surviving spouse is eligible, based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original Rider Date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Continuation After Death – Not a Spouse
If the beneficiary or surviving joint owner is not the spouse of the owner, the Contract may defer payment of the death benefit subject to Tax Code section 72(s) or 401(a)(9), as applicable. See next section, “Required Distributions Upon Contract Owner’s Death.”
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value. Such addition will be allocated to the variable subaccounts in proportion to the Contract Value in the subaccounts, unless we are directed otherwise. If there is no Contract Value in any subaccount, the addition will be allocated to the Voya Government Liquid Assets Portfolio, or its successor.
The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived. No additional premium payments may be made.
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable subaccounts in proportion to the Contract Value in the subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor. The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.
Required Distributions Upon Contract Owner’s Death
Nonqualified Contracts. We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.

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If any Contract Owner of a nonqualified Contract dies before the Annuity Start Date, we will distribute the death benefit payable to the beneficiary as follows:
(1)	The death benefit must be completely distributed within five years of the Contract Owner’s date of death; or
(2)	The beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the death benefit in the form of an annuity from us, provided that:
(a)	Such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and
(b)	Such distributions begin not later than one year after the Contract Owner’s date of death.
Notwithstanding (1) and (2) above, if the sole Contract Owner’s beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death. Upon receipt of such election from the spouse at Customer Service:
(1)	All rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease;
(2)	The spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and
(3)	All rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract.
We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph.
If the owner’s beneficiary is not a spouse, the distribution provisions described in subparagraphs (1) and (2) above, will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.
Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary (“stretch”). “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.
If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the death benefit to the owner’s beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.
If a Contract Owner dies after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.
If a Contract has joint owners, we will consider the date of death of the first joint owner as the death of the Contract Owner, and the surviving joint owner will become the beneficiary of the Contract. If any Contract Owner is not an individual, the death of an Annuitant shall be treated as the death of a Contract Owner.
Qualified Contracts.  We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code. While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

THE ANNUITY OPTIONS
Annuitization of Your Contract
If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an income plan. Four fixed payment annuity options are currently available. We will make these payments under the annuity option you choose. You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date. Living benefit riders automatically terminate when the income phase of your Contract begins. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met. The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders. Except as provided under certain riders, there is no death benefit after the Annuity Start Date.

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Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the Required Minimum Distribution rules. See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”
You may also elect an annuity option surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the Annuity Start Date. If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option. In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.
The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.
For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.
Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Payments under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option. We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing by 1,000. The applicable payment factor will depend on:
(1)	The annuity option;
(2)	The payment date;
(3)	The frequency of payments you choose; and
(4)	The age of the Annuitant or beneficiary (and gender, where appropriate under applicable law).
Surrender charges might apply depending on the annuity options. As a general rule, more payments will result in smaller individual payments. Likewise, payments that are anticipated over a longer period of time will also result in smaller individual payments. Surrender charges might apply depending on the annuity options. Because our current annuity options provide only for fixed payments, subsequent payments will not differ from the amount of your first annuity payment.
Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not a natural person, such as a corporation; or
•	Any income payment would be less than the minimum annuity income payment allowed.
Selecting the Annuity Start Date
You select the Annuity Start Date, which is the date on which the annuity payments commence. Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 90th birthday. Subject to the required minimum distribution rules under the Tax Code, if on the Annuity Start Date a surrender charge remains, the elected annuity option must include a period certain of at least five years.
If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday. If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see “FEDERAL TAX CONSIDERATIONS” and the SAI. You should consult a tax and/or legal adviser for tax advice when selecting an Annuity Start Date.
Frequency of Annuity Payments
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

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Beneficiary Rights
A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner. If so, such options will not be available to the beneficiary. In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.
The Annuity Options
The Contract has four annuity options. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the Contract Value in the subaccounts is transferred to the Company’s general account. If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by government regulations. The MGIB annuity options available under the MGIB rider are different from the four options listed below. For additional information, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”
Option 1. Income for a Fixed Period. Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the Cash Surrender Value or Contract Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Contract Owner reaches age 59½.
Option 2. Income for Life with a Period Certain. Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date. Amounts for ages not shown in the Contract are available if you ask for them.
Option 3. Joint Life Income. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the Contract Owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.
Option 4. Annuity Plan. Under this option, your Contract Value can be applied to any other annuitization plan that we choose to offer on the Annuity Start Date. Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.
Payment When Named Person Dies
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law. The amounts we will pay are determined as follows:
•
For Options 1 and 2, we will continue the remaining guaranteed payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2;

•	For Option 3, no amounts are payable after both named persons have died; and
•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

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OTHER CONTRACT PROVISIONS
Reports to Contract Owners
We confirm purchase, transfer and withdrawal transactions usually within five business days of processing. We may also send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the Contract Value, Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Contract Value and reflect the amounts deducted from or added to the Contract Value. You have 30 days to notify Customer Service of any errors or discrepancies. We will notify you when any shareholder reports of the funds in which Separate Account B invests are available. We will also send any other reports, notices or documents we are required by law to furnish to you.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:
(1)	On any business day when the NYSE is closed (except customary weekend and holiday closings);
(2)	When an emergency exists as determined by the SEC; or
(3)	During any other periods the SEC may, by order, permit for the protection of investors.
The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.
Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.
In Case of Errors in Your Application
If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.
Assigning the Contract as Collateral
You may assign a nonqualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax and/or legal adviser for tax advice. You must give us satisfactory written notice to Customer Service in order to make or release an assignment. We are not responsible for the validity of any assignment.
Contract Changes – Applicable Tax Law
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations. We will give you advance notice of such changes.
Free Look
You may cancel your Contract within your ten-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to Customer Service or to the agent from whom you purchased it. We will refund the greater of the Contract Value (which may be more or less than the premium payments you paid) or, if required by your state, the original amount of your premium payment.
In no event does the Company retain any investment gain associated with a Contract that is free looked. For purposes of the refund during the free look period,
(1)	We adjust your Contract Value for any Market Value Adjustment (if you have invested in the Fixed Account); and
(2)	then we include a refund of any charges deducted from your Contract Value.

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Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the Market Value Adjustment, the Contract Value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the Contract Value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts will be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Voya Government Liquid Assets Portfolio). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your free look rights depend on the laws of the state in which you purchase the Contract. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your Contract Value at the close of business on the day we void your Contract. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.
Selling the Contract
Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts. Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Directed Services LLC does not retain any commissions or compensation paid to it by VIAC for Contract sales. Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”). Selling firms are also registered with the SEC and are FINRA member firms.
Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts. Registered representatives of the selling firms who solicited sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.
Directed Services LLC pays selling firms for past Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 9.0% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 9.0% of total premium payments.
Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria. These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.
In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers. These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.
We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

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Directed Services LLC may also compensate wholesalers/distributors, and their sales management personnel, for past Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”
We do not pay any additional compensation the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.
This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts. It is important for you to know that the payment of volume- or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also have provided a financial incentive to promote one of our contracts over another.

OTHER INFORMATION
Order Processing
In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.
Voting Rights
We will vote the shares of a fund owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a fund in our own right, we may decide to do so.
We determine the number of shares that you have in a subaccount by dividing the Contract’s Contract Value in that subaccount by the net asset value of one share of the fund in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a fund shareholder meeting. We will ask you for voting instructions by mail at least ten days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.
State Regulation
We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.
Legal Proceedings
We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’s (“DSL”) ability to distribute the Contract or upon the separate account.
•
Litigation. Notwithstanding the foregoing, the Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

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•
Regulatory Matters. As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company and DSL to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company and/or or subject the Company /and/or to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s or DSL’s results of operations or cash flows in a particular quarterly or annual period.

FEDERAL TAX CONSIDERATIONS
Introduction
The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.
You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.  When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified
The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).
Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of your premium payments to a nonqualified Contract. Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.
Qualified Contracts. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code. Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f). Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

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Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans.  These changes are discussed below under Taxation of Qualified Contracts. The CARES Act does not change the tax rules applicable to nonqualified contracts.
Taxation of Nonqualified Contracts
Taxation of Gains Prior to Distribution or Annuity Starting Date
General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the Contract Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification. Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control. Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable Contract Owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract. If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract Value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in or death of the Annuitant is treated as the death of the Contract Owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions
General. When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any surrender charge) immediately before the distribution over the Contract Owner’s investment in the Contract at that time. A Market Value Adjustment, if applicable, could increase the Contract Value. Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments, less the aggregate amount of non-taxable distributions previously made.
In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract.

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10% Penalty Tax. A distribution from a nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.
The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.
Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.
If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any “investment in the contract” made after August 13, 1982.
In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.
Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.
Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.
Death Benefits. Subject to the Tax Code section 72(s) or 401(a)(9), as applicable, amounts may be distributed from a Contract because of your death or the death of the Annuitant. Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.
If your death occurs after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.
If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

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If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies or is changed, the same rules apply as outlined above for the death of the Contract Owner.
Generally, amounts distributed from a Contract because of your death or the death of the Annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.
Special rules apply to amounts distributed after a beneficiary has elected to maintain the Contract Value and receive payments.
If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the Annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a death benefit that may exceed the greater of the premium payments and the Contract Value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.
Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the Contract Value of a nonqualified Contract is treated as a distribution of such amount or portion. If the entire Contract Value is pledged or collaterally assigned, subsequent increases in the Contract Value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).
If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “Cash Surrender Value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.
The designation of an Annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.
Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.
Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same Contract Owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.
Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.
Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

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Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.
If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation prior to processing any requested transaction.
If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Taxation of Qualified Contracts
Temporary Rules under the CARES Act
As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor.  You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.
Required Minimum Distributions.  The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020.  The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.
This relief applies both to lifetime and post-death minimum distributions due in 2020.  In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Death” applies, the 5-year period is determined without regard to calendar year 2020.  It is unclear whether this special exception extends to the 10-year period also described below under that same heading.
Distributions.  The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below).  The relief:
•	Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
•	Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
•	Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
•
Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•
Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements.  The relief is limited to aggregate distributions of $100,000.  The relief applies to such distributions made at any time during the 2020 calendar year.
Plan Loans.  The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below):
•
For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•	The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

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Individuals Eligible for Withdrawal and Loan Relief.  Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act.  A “qualified individual” is an individual in one of the following categories:
•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
•	The individual’s spouse or dependent is diagnosed with such virus or disease; or
•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above
Eligible Retirement Plans and Programs
The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans. Sections 401(a), 401(k), and 403(a) of the Tax code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRA qualification requirements; and

•
457 Plans. Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). A 457 plan may be either a 457(b) plan or a 457(f) plan. Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account. There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of qualified plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.
Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12-month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

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Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.
You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made. Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as Roth IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRS qualification requirements.
Taxation
The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e., annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.
Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.
Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract owners, sponsoring employers, participants, Annuitants and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.
Contract owners, sponsoring employers, participants, Annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.
Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.
Contributions
In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

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401(a), 401(k), 403(a) and 403(b) Plans. The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $57,000 (2020). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.
This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $19,500 (2020). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.
Contributions and premium payments to your account(s) will generally be excluded from your gross income.
Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable  year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$6,500 (2020); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.
Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2020, the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.
You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2020, the contribution to a Roth IRA cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.
Distributions – General
Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.
Section 401(a), 401(k), 403(a) and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.
A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.
Traditional IRAs. All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.
10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k), 403(a) or 403(b) plan (collectively, qualified plans). The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

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Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.
Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).
The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.
Roth IRAs. A qualified distribution from a Roth IRA is not includible in gross income. A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
Made on or after the date on which the owner attains age 59 ½;
Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
Attributable to the owner being disabled (within the meaning of the Tax Code); or
A qualified first time homebuyer distribution (within the meaning of the Tax Code).
If a payment or a distribution from a Roth account is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above. Special ording rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account.
Distributions — Eligibility
Distributions generally may occur only upon the occurrence of certain events. The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution form the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

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401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½ ; or
•	Termination of the plan.
Such distributions remain subject to other applicable restrictions under the Tax Code.
401(k) Plans. Subject to the terms of your 401(k) plan, distributions from your 401(k) or Roth 401(k) employee account, and possibly all or a portion of your 401(k) or Roth 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
403(b) Plans. Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of a child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.
If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).
Before we process a withdrawal request to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.
Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs)
To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

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Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a) 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ of born before July 1, 1949); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.
Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.
50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.
Roth IRAs. Required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.
Required Distributions upon Death (401(a), 401(k), Roth 401(k), 403(a), 403(b), IRAs and Roth IRAs)
Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.  The death benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.  The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.
Prior Law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”).  If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
The New Law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity).  However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules.  In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).  In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

72

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule).  However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases.  You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.
More generally, the new law applies if you die after 2019, subject to several exceptions.  In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020.  However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death.  Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner.  Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.
Certain transition rules may apply.  Please consult your tax adviser.
Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects.  The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.  In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.  You should consult a professional tax adviser for tax advice as to your particular situation
Withholding
In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contracts. In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) Plans.
401(a), 401(k), Roth 401(k), 403(a) and 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.
Assignment and Other Transfers
401(a), 401(k), 403(a) and 403(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan; or
•	The enforcement of a federal income tax lien or levy.
IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

73

Tax Consequences of Living Benefits and Enhanced Death Benefits
Living Benefits. Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.
Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the Contract Value that applies. Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes. Please consult your tax and/or legal adviser about the tax consequences of living benefits.
Payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes. A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start. Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal. This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments. Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.
For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the death benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg. section 1.401(a)(9)-6 as the death benefit under these riders could be viewed as providing an increasing benefit.  Please consult your legal and/or tax adviser about the tax consequences of living benefits death benefits.
Enhanced Death Benefits. The Contract offers a death benefit that may exceed the greater of premium payments and the Contract Value. It is possible that the IRS could characterize such a death benefit as other than an incidental death benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available death benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract. Please consult your legal and/or tax adviser about the tax consequences of enhanced death benefits.
Same-Sex Marriages
If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. Please consult your tax and/or legal adviser for further information about this subject.

74

Possible Changes in Taxation
Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). In this regard, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provision, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  See “Taxation of Qualified Contracts” for more details.  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.
Taxation of the Company
We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.
We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.
In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your Contract Value invested in the subaccounts.

75

APPENDIX A

CONDENSED FINANCIAL INFORMATION
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables show the Condensed Financial Information (accumulation unit values and number of units outstanding for the indicated periods) for each subaccount of Separate Account B under the Contract with the lowest and highest combination of asset-based charges. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information. Complete information is available in the SAI. Contact Customer Service to obtain your copy of the SAI free of charge.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31	$9.53
Value at end of period	$14.28	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31
Number of accumulation units outstanding at end of period	5,066,325	6,119,983	6,996,515	8,664,609	10,146,226	11,809,955	13,043,592	13,195,463	14,658,436	14,545,662
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.87	$10.76	$8.81	$8.92	$9.49	$10.65	$8.61	$7.17	$8.79	$9.81
Value at end of period	$10.95	$8.87	$10.76	$8.81	$8.92	$9.49	$10.65	$8.61	$7.17	$8.79
Number of accumulation units outstanding at end of period	148,213	206,316	313,873	314,826	436,191	416,500	326,776	188,165	94,586	113,073
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13	$7.79
Value at end of period	$13.27	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13
Number of accumulation units outstanding at end of period	5,914,708	5,596,520	6,479,748	7,999,553	9,507,797	3,326,376	3,553,623	3,776,108	4,036,972	4,398,876
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70	$16.94
Value at end of period	$15.26	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70
Number of accumulation units outstanding at end of period	2,423,415	3,183,266	2,974,048	4,119,413	4,627,796	5,330,177	6,262,749	6,109,676	7,655,564	7,999,039
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490

A-1

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93	$12.36
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653	1,082,965
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11	$22.72
Value at end of period	$22.97	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11
Number of accumulation units outstanding at end of period	104,699	115,818	131,571	146,923	175,121	213,469	274,726	378,445	463,361	595,343
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84	$8.32
Value at end of period	$12.08	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84
Number of accumulation units outstanding at end of period	3,375,103	3,418,308	3,995,871	5,389,089	5,273,239	5,808,995	6,917,396	7,030,422	7,346,128	6,256,899
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
A-2

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806

A-3

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01	$10.59
Value at end of period	$11.85	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01
Number of accumulation units outstanding at end of period	1,510,117	1,775,555	1,823,246	2,308,811	2,427,575	2,742,060	3,201,123	5,636,752	5,459,336	3,408,948
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85	$9.49
Value at end of period	$16.66	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85
Number of accumulation units outstanding at end of period	505,619	608,093	689,431	850,881	1,017,120	1,199,879	1,384,244	1,576,114	1,763,062	1,961,059
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25	$53.29
Value at end of period	$132.71	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25
Number of accumulation units outstanding at end of period	104,906	123,213	140,103	203,191	252,122	319,442	412,408	481,849	575,703	675,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36	$26.47
Value at end of period	$61.07	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36
Number of accumulation units outstanding at end of period	516,460	615,558	703,489	837,388	956,646	1,110,697	1,334,073	1,464,057	1,747,429	2,059,675
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560

A-4

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52	$20.67
Value at end of period	$29.83	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52
Number of accumulation units outstanding at end of period	1,221,421	1,451,508	1,680,669	2,136,235	2,491,137	2,828,949	3,257,286	3,572,154	3,601,771	3,721,910
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38	$8.56
Value at end of period	$23.69	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38
Number of accumulation units outstanding at end of period	449,953	543,043	664,025	875,198	1,100,503	1,353,541	1,923,801	1,723,331	1,622,804	1,415,034
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92	$12.74
Value at end of period	$37.84	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92
Number of accumulation units outstanding at end of period	0	798,587	869,153	1,234,769	1,470,952	1,635,806	1,942,461	1,734,757	1,899,433	2,114,063
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80	$46.07
Value at end of period	$120.48	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80
Number of accumulation units outstanding at end of period	2,622,928	3,009,879	3,519,909	4,380,841	4,905,548	5,469,024	6,127,711	6,556,997	7,077,206	7,593,076
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97	$27.32
Value at end of period	$65.09	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97
Number of accumulation units outstanding at end of period	0	815,375	958,143	1,314,400	1,493,918	1,766,295	2,183,982	2,465,852	2,820,631	3,008,352
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392

Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16	$9.44
Value at end of period	$13.37	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16
Number of accumulation units outstanding at end of period	3,895,683	4,569,478	5,173,204	5,827,444	6,487,425	7,001,985	7,660,611	8,364,885	9,163,770	9,731,707

A-5

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.42	$10.28	$8.46	$8.62	$9.22	$10.41	$8.46	$7.08	$8.73	$9.80
Value at end of period	$10.34	$8.42	$10.28	$8.46	$8.62	$9.22	$10.41	$8.46	$7.08	$8.73
Number of accumulation units outstanding at end of period	94,141	120,483	157,022	129,708	238,079	183,355	152,630	75,712	26,556	55,335
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00	$7.70
Value at end of period	$12.41	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00
Number of accumulation units outstanding at end of period	3,036,992	2,708,524	3,067,180	3,635,796	4,206,090	1,315,959	1,351,286	1,712,067	1,959,001	2,253,901
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76	$15.05
Value at end of period	$12.82	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76
Number of accumulation units outstanding at end of period	1,551,939	1,531,742	1,961,634	2,477,085	2,506,704	2,588,669	2,922,458	3,294,219	4,195,103	3,726,691
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795

A-6

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78	$8.31
Value at end of period	$11.41	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78
Number of accumulation units outstanding at end of period	2,461,092	2,790,596	2,922,347	3,508,193	4,109,542	4,335,215	4,738,284	5,638,432	5,987,264	4,845,565
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476

A-7

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91	$10.54
Value at end of period	$11.16	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91
Number of accumulation units outstanding at end of period	1,186,379	1,254,336	1,262,876	1,442,586	1,449,781	1,610,349	1,844,662	3,069,280	3,095,975	1,335,718
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57	$9.29
Value at end of period	$15.43	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57
Number of accumulation units outstanding at end of period	335,289	384,455	422,162	521,289	608,935	690,682	784,722	867,714	962,296	1,076,870
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41	$47.34
Value at end of period	$111.50	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41
Number of accumulation units outstanding at end of period	53,845	63,981	69,784	93,636	118,146	136,468	175,758	216,917	238,603	276,898
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
A-8

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63	$24.14
Value at end of period	$52.67	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63
Number of accumulation units outstanding at end of period	224,312	265,329	283,597	362,462	366,535	409,287	445,657	448,249	490,438	539,995
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82	$19.34
Value at end of period	$26.40	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82
Number of accumulation units outstanding at end of period	1,118,195	1,251,408	1,385,405	1,527,529	1,672,345	1,904,955	1,897,428	2,024,486	2,027,389	2,059,178
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37	$13.57
Value at end of period	$35.52	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37
Number of accumulation units outstanding at end of period	252,871	288,243	334,805	415,316	495,059	609,871	803,006	661,980	568,733	521,278
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17	$12.21
Value at end of period	$34.28	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17
Number of accumulation units outstanding at end of period	0	700,599	586,069	751,720	826,459	862,533	1,038,536	943,783	913,590	808,465
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76	$40.93
Value at end of period	$101.23	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76
Number of accumulation units outstanding at end of period	1,639,709	1,821,182	2,022,180	2,448,998	2,587,016	2,779,401	2,968,270	3,000,745	3,106,109	3,316,794

A-9

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36	$24.27
Value at end of period	$54.69	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36
Number of accumulation units outstanding at end of period	0	558,477	602,346	701,040	719,617	790,309	882,232	911,304	947,023	928,683
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

A-10

APPENDIX B
The Funds
The following funds are closed to new premiums and transfers. Contract owners who have value in any of the closed funds may leave their Contract Value in these investments.
Closed Funds
Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Voya Large Cap Growth Portfolio (Class S)
ProFund VP Bull	Voya Limited Maturity Bond Portfolio (Class S)
ProFund VP Europe 30	Voya SmallCap Opportunities Portfolio (Class S)
ProFund VP Rising Rates Opportunity	VY® Clarion Global Real Estate Portfolio (Class S)
Voya Growth and Income Portfolio (Class S)	VY® Clarion Real Estate Portfolio (Class S)
Voya Index Plus LargeCap Portfolio (Class S)	VY® Columbia Small Cap Value II Portfolio (Class S)
Voya Index Plus MidCap Portfolio (Class S)	VY® Invesco Equity and Income Portfolio (Class S)
Voya Index Plus SmallCap Portfolio (Class S)	VY® JPMorgan Mid Cap Value Portfolio (Class S)
Voya International Index Portfolio (Class S)

Open Funds
During the accumulation phase, you may allocate your premium payments and Contract Value to any of the funds available under this Contract, plus any Fixed Interest Allocation that is available. The funds that are currently available for allocations are listed below in this appendix. You bear the entire investment risk for amounts you allocate to any fund, and you may lose your principal.
The investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the funds’ prospectuses for this and additional information.
Shares of the funds will rise and fall in value and you could lose money by investing in them. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Fund prospectuses may be obtained free of charge, from Customer Service at the address and telephone number listed in the prospectus, by accessing the SEC’s website or by contacting the SEC Public Reference Room. If you received a summary prospectus for any of the funds available through your Contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.
Certain funds offered under the Contracts have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities.
Certain funds employ a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce a fund’s overall volatility and downside risk and, thereby, help us manage the risks associated with providing certain guarantees under the Contract.
Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change your investment strategy.

B-1

Fund Name Investment Adviser/Subadviser	Investment Objective
BlackRock Global Allocation V.I. Fund Investment Adviser: BlackRock Advisors, LLC	Seeks high total investment return.

Voya Balanced Income Portfolio (Formerly known as the VY® Franklin Income Portfolio) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize income while maintaining prospects for capital appreciation.

Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.

Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.

Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks maximum total return.

Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

B-2

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.

Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.

Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.

Voya Retirement Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

Voya Retirement Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.

Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.

Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.

Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.

Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.

B-3

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.

Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.

Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide capital growth through a diversified asset allocation strategy.

Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.

Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

VY® BlackRock Inflation Protected Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: BlackRock Financial Management, Inc.	Seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.

VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks long-term growth of capital and income.

B-4

Fund Name Investment Adviser/Subadviser	Investment Objective
VY® Invesco Oppenheimer Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.

VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.

VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	A non-diversified Portfolio that seeks long-term capital appreciation.

VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

VY® T. Rowe Price International Stock Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.

B-5

APPENDIX C
Fixed Account II
Fixed Account II (“Fixed Account”) is an optional Fixed Interest Allocation option offered during the accumulation phase of your variable annuity Contract. The Fixed Account, which is a segregated asset account of VIAC, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods that may vary by maturity, state of issue and rate. In addition, we may offer dollar cost averaging Fixed Interest Allocations, which are six-month and one-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all contracts or in all states and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each guaranteed interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by VIAC, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment. A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out. A surrender charge may also apply to withdrawals from your Contract.
For Contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return your Contract for a refund as described in the Contract prospectus.
The Fixed Account
You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.
Your Contract Value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.
If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction.
Guaranteed Interest Rates
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates.
Transfers from a Fixed Interest Allocation
You may transfer your Contract Value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of VIAC’s Separate Account B as described in the Contract prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Allocation to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.
Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect.

C-1

Withdrawals from a Fixed Interest Allocation
During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.
Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect.
Market Value Adjustment
A Market Value Adjustment may decrease, increase or have no effect on your Contract Value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the Annuity Start Date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the Annuity Start Date.
A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.
Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account. More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.
If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.
In applying any Market Value Adjustment, each Fixed Interest Allocation will be considered separately -i.e., amounts allocated to the Fixed Account at different points in time, and earning different rates for different guaranteed interest periods, will be considered separately. The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Allocation.
Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.
As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

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Contract Value in the Fixed Interest Allocations
On the Contract Date, the Contract Value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Allocation as follows:
(1)	We take the Contract Value in the Fixed Interest Allocation at the end of the preceding business day;
(2)	We credit a daily rate of interest on 1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Allocation; and
(5)	We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.
Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract Value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment and any surrender charge. We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) we adjust for any Market Value Adjustment; and (3) we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.
Dollar Cost Averaging from Fixed Interest Allocations
You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Allocation with a guaranteed interest period of one year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract fund subaccounts selected by you.
The dollar cost averaging program is designed to lessen the impact of market fluctuation your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each Contract Year.
Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.
We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.
Suspension of Payments
We have the right to delay payment of amounts from a Fixed Interest Allocation for up to six months.

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Market Value Adjustment Examples with Application of the Floor Guarantee
The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.
Examples #1 and #2 use the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
Step 2: Calculate the Floor Guarantee.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.
Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).
The amount paid will be the greater of (i) the calculated Fixed Account value after application of the MVA and (ii) the Floor Guarantee. Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330. The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.
The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee. The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1. Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.
Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.
Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee. In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%. The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)]. Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

C-4

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330. This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.
Example #3 uses the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.
In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%). On May 15, 2010, the Floor Guarantee is equal to $232,127. On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually. As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.
Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818). Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000). No negative MVA is assessed because the Effective MVA is 0%.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.
Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818. When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

C-5

APPENDIX D
Fixed Interest Division
A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.
Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact Customer Service at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.
You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

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APPENDIX E
Surrender Charge for Excess Withdrawals Example
The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third Contract Year of 30% of the Contract Value of $35,000.
In this example, $8,000 (10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000) is the maximum free withdrawal amount that you may withdraw without a surrender charge. The total amount withdrawn from the Contract would be $10,500 ($35,000 x .30). Therefore, $2,500 ($10,500 - $8,000) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 6% surrender charge of $160 ($2,500 x (1 / (1 - .06) - 1)). The amount of the withdrawal paid to you will be $10,500, and in addition, $160 will be deducted from your Contract Value.
This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

E-1

APPENDIX F
Special Funds and Excluded Funds Examples
Example #1: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Special Funds.

7% MGDB if 50% invested in Special Funds
End of Yr	Covered	Special	Total
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% invested in Special Funds
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	1,501	—	1,501
7	1,606	—	1,606
8	1,718	—	1,718
9	1,838	—	1,838
10	1,967	—	1,967

7% MGDB if 100% invested in Special Funds
End of Yr	Covered	Special	Total
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

F-1

7% MGDB if transferred to Special Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403

7% MGDB if transferred to Covered Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403

Example #2: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Excluded Funds.

7% MGDB if 50% invested in Excluded Funds
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

F-2

7% MGDB if 0% invested in Excluded Funds				7% MGDB if 100% invested in Excluded Funds
	Covered				Excluded
End of Yr	7% MGDB	AV	Death Benefit	End of Yr	7% MGDB	AV	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600

Note:	AV are hypothetical illustrative values. Not a projection. “7% MGDB” for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV).

Transfer from Covered Funds to Excluded Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Note:
7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or proportional portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

F-3

Transfer from Excluded Funds to Covered Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262
Note:
7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

F-4

APPENDIX G
Examples of Minimum Guaranteed Income Benefit Calculation
Example 1
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	0.00%	0.00%	0.00%	0.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$100,000	$89,746	$89,188	$89,188
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$469.00	$420.91	$418.29	$418.29
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$100,000	$100,000	$100,000
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$469.00	$746.78	$820.30	$871.45
Example 2
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	3.00%	3.00%	3.00%	3.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$134,392	$122,674	$122,065	$122,065
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$630.30	$575.34	$572.48	$572.48
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$122,674	$122,065	$122,065
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$630.30	$746.78	$820.30	$871.45

G-1

Example 3
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	8.00%	8.00%	8.00%	8.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$215,892	$200,815	$200,449	$200,448
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,012.54	$941.82	$940.11	$940.10
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$200,815	$200,449	$200,448
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$837.40	$835.87	$887.98
	Income	$1,012.54	$941.82	$940.11	$940.10
Example 4
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	9.78%	9.78%	9.78%	9.78%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$254,233	$236,719	$236,665	$236,238
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$236,719	$236,665	$236,238
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$987.12	$986.89	$1,046.53
	Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96
The Accumulation Rates shown under “Contract” are hypothetical and intended to illustrate various market conditions. These rates are assumed to be net of all fees and charges except the rider charge. Fees and charges are not assessed against the MGIB Rollup Rate.

G-2

APPENDIX H
LifePay Plus and Joint LifePay Plus Partial Withdrawal Amount Examples
The following example shows the adjustment to the Maximum Annual Withdrawal amount for a withdrawal before the Lifetime Withdrawal Phase has begun.
Illustration 1: Adjustment to the LifePay Plus Base for a withdrawal taken prior to the Lifetime Withdrawal Phase.
Assume the Annuitant is age 55 and the first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. Because the LifePay Plus Rider is not yet eligible to enter the Lifetime Withdrawal Phase, there is no Maximum Annual Withdrawal and the entire withdrawal is considered excess.
If the LifePay Plus Base and Contract Value before the withdrawal are $100,000 and $90,000, respectively, then the LifePay Plus Base will reduce by 3.33% ($3,000 / $90,000) to $96,667 ((1 - 3.33%) * $100,000).
Any additional withdrawals taken prior to the Annuitant reaching age 59½ will also result in an immediate proportional reduction to the LifePay Plus Base.
The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal. However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value before this withdrawal is $50,000, and the Contract Value is $49,500 after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Additional Withdrawal Amount at the end of the calendar year before it is withdrawn.
Assume the most recent Contract Date was July 1, 2007 and the Maximum Annual Withdrawal is $5,000. Also assume RMDs, applicable to this Contract, are $6,000 and $5,000 for 2008 and 2009 calendar years respectively.
Between July 1, 2007 and December 31, 2007, a withdrawal of $5,000 is taken which exhausts the Maximum Annual Withdrawal.
On January 1, 2008, the Additional Withdrawal Amount is set equal to the excess of the 2008 RMD above the existing Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000). Note that while the Maximum Annual Withdrawal has been exhausted, it is still used to calculate the Additional Withdrawal Amount.
The owner now has until December 31, 2009 to take the newly calculated Additional Withdrawal Amount of $1,000. The owner decides not to take the Additional Withdrawal Amount of $1,000 in 2008.
On January 1, 2009, the Additional Withdrawal Amount is set equal to the excess of the 2009 RMD above the existing Maximum Annual Withdrawal, $0 ($5,000 - $5,000). Note that the Additional Withdrawal Amount of $1,000 from the 2008 calendar year carries over into the 2009 calendar year and is available for withdrawal.
Illustration 5: A withdrawal exceeds the Maximum Annual Withdrawal amount and the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $3,500 net, with $0 of surrender charges. Total net withdrawals taken, $8,000, exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, $6,000, and there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $8,000 ($3,000 + $1,500 + $3,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount ($8,000 - $6,000 = $2,000), and the amount of the current gross withdrawal ($3,500).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 4.12% ($2,000 / ($50,000 - $1,500)) to $4,794 ((1 - 4.12%) * $5,000).
Illustration 6: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal. However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Account Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Another withdrawal is taken during that same Contract Year in the amount of $400 net, with $100 of surrender charges. Total gross withdrawals during the Contract Year are $6,500 ($3,000 + $1,500 + $1,500 + $500). The adjustment to the MAW is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,500, and the amount of the current gross withdrawal, $500.
If the Account Value before this withdrawal is $48,500, then the Maximum Annual Withdrawal is reduced by 1.03% ($500 / $48,500) to $4,849 ((1 - 1.03%) * $4,899).

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APPENDIX I
Examples of Fixed Allocation Funds Automatic Rebalancing
The following examples are designed to assist you in understanding how Fixed Allocation Funds Automatic Rebalancing works. The examples assume that there are no investment earnings or losses.
I.	Subsequent Payments
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 100% to Accepted Funds. No Fixed Allocation Funds Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner deposits an additional payment of $500,000, bringing the total Contract Value to $600,000, and allocates this deposit 100% to Other Funds. Because the percentage allocated to the Fixed Allocation Funds (0%) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $150,000 from the amount allocated to the Other Funds (30% of the $500,000 allocated to the Other Funds) to the Fixed Allocation Funds. Your ending allocations will be $100,000 to Accepted Funds, $150,000 to the Fixed Allocation Funds, and $350,000 to Other Funds.

II.	Partial Withdrawals
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 65% to Accepted Funds ($65,000), 30% to the Fixed Allocation Funds ($30,000), and 5% to Other Funds ($5,000). No Fixed Allocation Funds Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner requests a partial withdrawal of $29,000 from the Fixed Allocation Funds. Because the remaining amount allocated to the Fixed Allocation Funds ($1,000) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $800 from the Other Funds to the Fixed Allocation Funds, so that the amount allocated to the Fixed Allocation Funds ($1,800) is 30% of the total amount allocated to the Fixed Allocation Funds and Other Funds ($6,000).

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APPENDIX J
LifePay Plus and Joint LifePay Plus

Important Note:
The information immediately below pertains to the form of the LifePay Plus and Joint LifePay Plus riders available for sale on and after April 28, 2008, through May 1, 2009, in states where approved (page J-8 for the Joint LifePay Plus rider). If this form of the LifePay Plus or Joint LifePay Plus rider is not yet approved for sale in your state, or if you purchased a prior version, please see page J-15 for more information (page J-22 for the Joint LifePay Plus rider).

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider. The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Eligibility. The Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80 (owner and Annuitant must age qualify). The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the rider effective date. The LifePay Plus rider is subject to broker/dealer availability. Please note that the LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
Contracts issued on and after November 1, 2004, are eligible for the LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have a living benefit rider. Or if your Contract already has the LifePay or LifePay Plus rider, then you may be eligible to elect this version of the LifePay Plus rider for a limited time. There is an election form for this purpose. Please contact Customer Service for more information.
Rider Effective Date. The rider effective date is the date that coverage under the LifePay Plus rider begins. If you purchase the LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the LifePay Plus rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.30%	0.85%
This quarterly charge is a percentage of the LifePay Plus Base. The current annual charge is 0.75% if this rider was purchased before January 12, 2009. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at contract issue, the rider effective date is the same as the Contract Date. If the rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. Before January 12, 2009, we reserve the right to increase the charge for the LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

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No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the LifePay Plus rider.
Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract. The LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the Annuitant’s death. The LifePay Plus Base is eligible for Annual Ratchets and 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009), and subject to adjustment for any Excess Withdrawals. The LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium (excluding any credit on the premium, or Premium Credit, available with your Contract); or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider (excluding any Premium Credits applied during the preceding 36 months).
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums (excluding any applicable Premium Credits). We refer to the LifePay Plus Base as the MGWB Base in the LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges, a negative Market Value Adjustment associated with any Fixed Account Allocations or any Premium Credit deduction (recapture).
Say, for example, the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal is also a withdrawal after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume, which occurs on the next quarterly contract anniversary following spousal continuation. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations or any Premium Credit deduction (recapture) (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See Illustrations 1, 2 and 6 at the end of this appendix for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the LifePay Plus rider is added after contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

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Annual Ratchet. The LifePay Plus Base is recalculated on each contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value (excluding any Premium Credits applied during the preceding 36 months). We call this recalculation the Annual Ratchet.
If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly contract anniversary (once each quarter of a Contract Year from the Contract Date). We call this recalculation a Quarterly Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of the rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome.
6% Compounding Step-Up. The LifePay Plus Base is recalculated on each of the first ten contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: (1) the current LifePay Plus Base; (2) the current Contract Value (excluding any Premium Credits applied during the preceding 36 months); and (3) the LifePay Plus Base on the previous contract anniversary, increased by 6%, plus any premiums received (excluding any applicable Premium Credits) and minus any withdrawals for payment of third-party investment advisory fees since the previous contract anniversary. We call this recalculation a 6% Compounding Step-Up.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up.
Please note that there are no partial 6% Compounding Step-Ups. The 6% Compounding Step-Up is not assessed proportionally. So for existing Contracts to which this rider is attached (a post Contract issuance election), the first opportunity for a 6% Compounding Step-Up will not be until the first contract anniversary after a full Contract Year has elapsed since the rider effective date.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up. The 7% Compounding Step-Up is not pro-rated.
Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a Step-up. Rather, the first opportunity for a Step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the Annuitant is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the current Contract Value (excluding any Premium Credits applied during the preceding 36 months). The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

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The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 75
6%	76 to 79
7%	80+
If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Ages
5%	59 1∕2 to 69
6%	70 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or 6% Compounding Step-Up (Quarterly Ratchet or 7% Compounding Step-Up if this rider was purchased before January 12, 2009.) Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to the Contract Value (excluding any Premium Credits applied during the preceding 36 months). The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time. Also, if the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See Illustration 3 at the end of this appendix for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See Illustration 5 at the end of this appendix for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See Illustration 4 at the end of this appendix for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the LifePay Plus Rider if allowed under the requirements of the Tax Code.

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Lifetime Automatic Periodic Benefit Status. The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: (1) the Contract will provide no further benefits (including death benefits) other than as provided under the LifePay Plus rider; (2) no further premium payments will be accepted; and (3) any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the contract anniversary on or after the Annuitant is age 59½. During this time, the LifePay Plus rider’s death benefit remains payable upon the Annuitant’s death. Also, the LifePay Plus Base remains eligible for the 6% Compounding Step-Ups (7% Compounding Step-Ups if this rider was purchased before January 12, 2009). Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each contract anniversary.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least a specified percentage of such Contract Value in the Fixed Allocation Funds, which percentage depends on the rider’s purchase date:
Rider Purchase Date	Fixed Allocation Fund Percentage
Currently	30%
Before January 12, 2009	25%
Before October 6, 2008	20%
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All portfolios available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

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Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the specified percentage noted above of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds. The specified percentage depends on the rider’s purchase date. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner. Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.
LifePay Plus Death Benefit Base. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium (excluding any credit on the premium, or Premium Credit, available with your Contract); or (2) after the Contract Date – equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums (excluding any applicable Premium Credits) and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base — Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009).
In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death. Upon the Annuitant’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.

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Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner. At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed death benefit – UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun. In this case, the LifePay Plus Base is recalculated to equal the greater of: (1) the Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed death benefit; and (2) the last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation. Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly contract anniversary following spousal continuation. Any withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals. The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base (Quarterly Ratchets if this rider was purchased before January 12, 2009).
The Maximum Annual Withdrawal is also recalculated at the same time as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to the Contract Value (excluding any Premium Credits applied during the preceding 36 months) before the Maximum Annual Withdrawal is first calculated. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.
Change of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charge pro-rated) upon any ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner pursuant to a court order.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

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Important Note:
The below information pertains to the form of the Joint LifePay Plus rider available for sale beginning on and after April 28, 2008, through May 1, 2009, in states where approved. If this form of the Joint LifePay Plus rider is not yet approved for sale in your state, or if you purchased a prior version, please see page J-22.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider. The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are married and concerned that you and your spouse may outlive your income.
Eligibility. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the death benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below. The maximum issue age is 80. Both spouses must meet the issue age requirement. The issue age is the age of each owner on the rider effective date. The Joint LifePay Plus rider is subject to broker/dealer availability. Please note that the Joint LifePay Plus rider will not be issued unless the required owner, Annuitant and beneficiary designations are met, and until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
Contracts issued on and after November 1, 2004, are eligible for the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have a living benefit rider. Or if your Contract already has the Joint LifePay or Joint LifePay Plus rider, then you may be eligible to elect this version of the Joint LifePay Plus rider for a limited time. There is an election form for this purpose. Please contact Customer Service for more information.
Owner, Annuitant and Beneficiary Designations. For nonqualified Contracts: (1) joint owners must be spouses, and one of the owners the Annuitant; and (2) for a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary. For qualified Contracts, there may only be one owner who must also be the Annuitant, and then the owner’s spouse must also be the sole primary beneficiary. Non-natural, custodial owners are only allowed with IRAs. Owner and beneficiary designations for custodial IRAs must be the same as for any other qualified Contract. The Annuitant must be the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse. We do not maintain individual owner and beneficiary designations for custodial IRAs. In no event are joint Annuitants allowed. We reserve the right to verify the date of birth and social security number of both spouses.
Rider Effective Date. The rider effective date is the date that coverage under the Joint LifePay Plus rider begins. If you purchase the Joint LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the Joint LifePay Plus rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Active Spouse. An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider. There must be two Active Spouses when you purchase the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary. You cannot add an Active Spouse after the rider effective date. In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive). An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract. Once an Active Spouse is deactivated, the spouse may not become an Active Spouse again. Specific situations that would result in a spouse being deactivated include:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA contracts (including custodial IRAs), the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.
An owner may also request that a spouse be deactivated. Both owners must agree when there are joint owners. However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason. So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes. Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract. See “Divorce” below for more information.

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Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	1.05%
This quarterly charge is a percentage of the LifePay Plus Base. The current annual charge is 0.95% if this rider was purchased before January 12, 2009. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at contract issue, the rider effective date is the same as the Contract Date. If the rider is added after contract issue, the rider effective date will be the date of the Contract’s next following quarterly contract anniversary. A quarterly contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the Joint LifePay Plus rider upon an Annual Ratchet once the Lifetime Withdrawal Phase begins. Before January 12, 2009, we reserve the right to increase the charge for the Joint LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract (and your spouse is an Active Spouse). The Joint LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation your death by an Active Spouse). Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the Joint LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the last Active Spouse’s death. The LifePay Plus Base is eligible for Annual Ratchets and 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009), and subject to adjustment for any Excess Withdrawals. The Joint LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The Joint LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the Joint LifePay Plus rider: on the Contract Date it is equal to the initial premium; or after the Contract Date it is equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the Joint LifePay Plus rider.

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Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Account Allocations.
Say, for example, the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See Illustrations 1, 2 and 6 at the end of this appendix for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the Joint LifePay Plus rider is added after contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value. We call this recalculation the Annual Ratchet.
If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly contract anniversary (once each quarter of a Contract Year from the Contract Date). We call this recalculation a Quarterly Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the Joint LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of the rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome.
6% Compounding Step-Up. The LifePay Plus Base is recalculated on each of the first ten contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: (1) the current LifePay Plus Base; (2) the current Contract Value; and (3) the LifePay Plus Base on the previous contract anniversary, increased by 6%, plus any premiums received and minus any withdrawals for payment of third-party investment advisory fees since the previous contract anniversary. We call this recalculation a 6% Compounding Step-Up.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up.
Please note that there are no partial 6% Compounding Step-Ups. The 6% Compounding Step-Up is not pro-rated. So for existing Contracts to which this rider is attached (a post Contract issuance election), the first opportunity for a 6% Compounding Step-Up will not be until the first contract anniversary after a full Contract Year has elapsed since the rider effective date.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call the 7% Compounding Step-Up. The 7% Compounding Step-Up is not pro-rated.

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Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the Joint LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the youngest Active Spouse is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current Voya LifePay Base or the current Contract Value. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•
The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary is an Active Spouse who elects to continue the Contract; or

•	The last Active Spouse dies.
The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.
The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 75
6%	76 to 79
7%	80+

If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 69
6%	70 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or 6% Compounding Step-Up (Quarterly Ratchet or 7% Compounding Step-Up if this rider was purchased before January 12, 2009). Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to the Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time. Also, if the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”

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Required Minimum Distributions. The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See Illustration 3 at the end of this appendix for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See Illustration 5 at the end of this appendix for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See Illustration 4 at the end of this appendix for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the Joint LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the Joint LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: (1) the Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider; (2) no further premium payments will be accepted; and (3) any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the last Active Spouse’s death.
If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the contract anniversary on or after the youngest Active Spouse is age 59½. During this time, the Joint LifePay Plus rider’s death benefit remains payable upon the last Active Spouse’s death. Also, the LifePay Plus Base remains eligible for the 6% Compounding Step-Ups (7% Compounding Step-Ups if this rider was purchased before January 12, 2009). Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base. If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each contract anniversary.

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Investment Option Restrictions. While the Joint LifePay Plus rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least a specified percentage of such Contract Value in the Fixed Allocation Funds, which depends on the rider’s purchase date:
Rider Purchase Date	Fixed Allocation Fund Percentage
Currently	30%
Before January 12, 2009	25%
Before October 6, 2008	20%
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under with this rider. We require this allocation regardless of your investment instructions to the Contract. The Joint LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds. The specified percentage depends on the rider’s purchase date. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base. See “LifePay Plus Base – Withdrawals and Excess Withdrawals” above. In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change in the amount of your periodic payments. Payments will continue until both spouses are deceased.

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Death of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.
LifePay Plus Death Benefit Base. The Joint LifePay Plus rider has a death benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base — Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the Joint LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009).
In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death. Upon the last Active Spouse’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, SO LONG AS the surviving spouse in an Active Spouse. At that time the LifePay Plus Base is recalculated to equal the greater of: (1) the Contract Value, inclusive of the guaranteed death benefit; and (2) the last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation.
The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to the Contract Value before the Maximum Annual Withdrawal is first calculated. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
Change of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.

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Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted.
Loans. No loans are permitted on Contracts with the Joint LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Important Note: The information immediately below pertains to the form of the LifePay Plus rider available for sale on and after August 20, 2007, through April 28, 2008. in states where approved.
LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider. The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay Plus rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the contract anniversary on which the rider is effective. Some broker-dealers may limit the availability of the rider to younger ages. The LifePay Plus rider is available for Contracts issued on and after August 20, 2007 (subject to availability and state approvals) that do not already have a living benefit rider. The LifePay Plus rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected after a contract has been issued without it, subject to certain conditions. Contact Customer Service for more information. Such election must be received in good order, including compliance with the investment restrictions described below. The rider will be effective as of the following quarterly contract anniversary.
Rider Date. The Rider Date is the date the LifePay Plus rider becomes effective. If you purchase the LifePay Plus rider when the Contract is issued, the Rider Date is also the Contract Date.
Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.00%	0.60%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after contract issue, the rider and charges will begin on the next following quarterly contract anniversary. The charge will be pro-rated when the rider is terminated. Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status. Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The current charge can change upon a reset after your first five Contract Years. You will never pay more than the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay Plus rider.

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Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
Die during the accumulation phase (first owner to die if there are multiple Contract owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay Plus rider will also terminate if there is a change in Contract ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, ONLY IF the quarterly contract anniversary following the Annuitant reaching age 59½ has not yet passed. While the LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar. This status will then continue until the earliest of:
•	Quarterly contract anniversary following the Annuitant reaching age 59½, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
Please note that withdrawals while in the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.
Lifetime Guaranteed Withdrawal Status. This status begins on the date of your first withdrawal, provided the quarterly contract anniversary following the Annuitant’s age 59 1∕2 has passed. If your first withdrawal is taken before this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly contract anniversary following the Annuitant reaching age 59 1∕2. This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status. This notice will explain the change, its impact to you and your options. You may decline this change. Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal. However, this action will also apply to all future resets (see below) and cannot be reversed. As described below, certain features of the LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Plus Rider Works. The LifePay Plus Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay Plus rider require the calculation of the Maximum Annual Withdrawal. The LifePay Plus Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay Plus rider on the Contract Date, the initial LifePay Plus Base is equal to the initial premium; or
•	If you purchased the LifePay Plus rider after the Contract Date, the initial LifePay Plus Base is equal to the Contract Value on the effective date of the rider.

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During the Growth Phase, the initial LifePay Plus Base is increased dollar-for-dollar by any premiums received (“eligible premiums”). In addition, on each quarterly contract anniversary, the LifePay Plus Base is recalculated as the greater of:
•	The current LifePay Plus Base; and
•	The current Contract Value. This is referred to as a quarterly “ratchet.”
Also, on each of the first ten Contract anniversaries, the LifePay Plus Base is recalculated as the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value; and
•
The LifePay Plus Base on the previous contract anniversary, increased by 7%, plus any eligible premiums and minus any third-party investment advisory fees paid from your Contract during the year. This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first contract anniversary following a complete Contract Year after the Rider Date.
The LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the LifePay Plus rider (see “LifePay Plus Reset,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of (1) the Contract Value and (2) the LifePay Plus Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
0 to 75*	5%*
76 to 80	6%
81+	7%
*
If the Withdrawal Phase begins before the quarterly contract anniversary on or after the Annuitant reaches age 59 1∕2, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly contract anniversary on or after the Annuitant reaches age 59½, the LifePay Plus Base will automatically be reset to the current Contract Value, if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse,” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Contract’s annuity commencement date is reached while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.
If withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, then the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally. This means that both the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).
When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See Illustrations 1 and 2 at the end of this appendix for examples of this concept.

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Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the LifePay Plus rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 at the end of this appendix.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase, these withdrawals are treated as any other withdrawal.
Automatic Periodic Benefit Status. If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining LifePay Plus Base is exhausted.
When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will continue until the LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
LifePay Plus Reset. Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly contract anniversary we will increase (or “reset”) the LifePay Plus Base to the current Contract Value, if the Contract Value is higher. The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately. This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.
We reserve the right to change the charge for this rider with a reset. In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options. You may decline this change (and the reset). However, this action will apply to all future resets and cannot be reversed.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund may be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider and charges will terminate on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner.
Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code, the rider will also continue on the next quarterly contract anniversary, provided the spouse becomes the Annuitant and sole owner. See “DEATH BENEFIT CHOICES – Continuation After Death – Spouse.”
If the rider is in the Growth Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Plus Base will be reset to equal the greater of the LifePay Plus Base and the then current Contract Value;
•	The LifePay Plus charges will restart and be the same as were in effect prior to the claim date;
•	Ratchets, which stop on the claim date, are restarted, effective on the date the rider is continued;
•	Any remaining step-ups will be available, and if the rider is continued before an annual contract anniversary when a step-up would have been available, then that step-up will be available;
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date; and
•	The rider’s Standard Withdrawal Benefit will be available until the quarterly contract anniversary on or after the spouse is age 59 1∕2.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase;
•	The rider’s charges will restart on the date the rider is continued and be the same as were in effect prior to the claim date;
•	On the quarterly contract anniversary that the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that date. Withdrawals are permitted pursuant to the other provisions of the rider. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value, only if greater, and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage. Withdrawals are permitted pursuant to the other provisions of the rider; and

•	The rider charges will restart on the quarter contract anniversary that the rider is continued and will be the same as were in effect prior to the claim date.
Effect of LifePay Plus Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay Plus rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse,” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay Plus rider to the beneficiary. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.
While the rider is in Automatic Periodic Benefit Status, if the owner dies, the remaining LifePay Plus Base will be paid to the beneficiary in a lump sum.

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Change of Owner or Annuitant. Other than as provided above under “Continuation After Death- Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.
Surrender Charges. If you elect the LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the free withdrawal amount. However, once your Contract Value is zero, the periodic payments under the LifePay Plus rider are not subject to surrender charges.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Important Note:
The information immediately below pertains to the form of the Joint LifePay Plus rider available for sale on and after August 20, 2007, through April 28, 2008, in states where approved.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider. The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay Plus rider. See “Ownership, Annuitant, and Beneficiary Requirements,” below.
The maximum issue age is 80. Both spouses must meet these issue age requirements on the contract anniversary on which the Joint LifePay Plus rider is effective. The issue age is the age of the owners on the contract anniversary on which the rider is effective. Some broker dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay Plus rider is available for Contracts issued on and after August 20, 2007 (subject to availability and state approvals) that do not already have a living benefit rider. The Joint LifePay Plus rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the Joint LifePay Plus rider to be elected after a Contract has been issued without it, subject to certain conditions. Please contact Customer Service for more information. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and compliance with the investment restrictions described below. The Joint LifePay Plus rider will be effective as of the following quarterly contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay Plus rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.
Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary, and the Annuitant must be one of the spouses.

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IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.
Custodial IRAs. While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs,” above. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Plus Rider Date is the date the Joint LifePay Plus rider becomes effective. If you purchase the Joint LifePay Plus rider when the Contract is issued, the Joint LifePay Plus Rider Date is also the Contract Date.
Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.50%	0.85%
This quarterly charge is a percentage of the Joint LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after contract issue, the rider and charges will begin on the next following quarterly contract anniversary. The charge will be pro-rated when the rider is terminated. Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status. Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The current charge can be subject to change upon a reset after your first five Contract Years. You will never pay more than the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period (or otherwise cancel the Contract pursuant to its terms), surrender or annuitize in lieu of payments under the Joint LifePay Plus rider. These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender, or begin receiving annuity payments in lieu of payments under the Joint LifePay Plus rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay Plus rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.
Active Status. Once the Joint LifePay Plus rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay Plus rider after the first spouse’s death by electing spousal continuation. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay Plus rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay Plus rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

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An owner may also request that one spouse be treated as inactive. In the case of joint-owned contracts, both Contract Owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider. However, all charges for the Joint LifePay Plus rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay Plus rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce,” below.
Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, ONLY IF the quarterly contract anniversary following the youngest active spouse’s 65th birthday has not yet passed. While the LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar. This status will then continue until the earliest of:
•	Quarterly contract anniversary following the youngest active spouse’s 65th birthday, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the Joint LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
Please note that withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.
Lifetime Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, provided the quarterly contract anniversary following the youngest active spouse’s 65th birthday has passed. If the first withdrawal is taken prior to this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly contract anniversary following the youngest active spouse’s 65th birthday. This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status. This notice will explain the change, its impact to you and your options. You may decline this change. Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal. However, this action will also apply to all future resets (see below) and cannot be reversed. As described below, certain features of the Joint LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the Joint LifePay Plus Rider Works. The Joint LifePay Plus rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay Plus rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than advisory fees, as described below), or the annuity commencement date, whichever occurs first.
Benefits paid under the Joint LifePay Plus rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Plus Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay Plus rider on the Contract Date, the initial Joint LifePay Plus Base is equal to the initial premium; or
•	If you purchased the Joint LifePay Plus rider after the Contract Date, the initial Joint LifePay Plus Base is equal to the Contract Value on the effective date of the Joint LifePay Plus rider.

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During the Growth Phase, the initial Joint LifePay Plus Base is increased dollar-for-dollar by any premiums received (“eligible premiums”). In addition, on each quarterly contract anniversary, the Joint LifePay Plus Base is recalculated as the greater of:
•	The current Joint LifePay Plus Base; or
•	The current Contract Value. This is referred to as a quarterly “ratchet.”
Also, on each of the first ten contract anniversaries, the Joint LifePay Plus Base is recalculated as the greatest of:
•	The current Joint LifePay Plus Base; or
•	The current Contract Value; and
•
The Joint LifePay Plus Base on the previous contract anniversary, increased by 7%, plus any eligible premiums and minus any third-party investment advisory fees paid from your Contract during the year. This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first contract anniversary following a complete Contract Year after the Rider Date.
The Joint LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the Joint LifePay Plus rider (see “Joint LifePay Plus Reset,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Plus Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay Plus rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Youngest Active Spouse’s Age	Maximum Annual Withdrawal Percentage
0 to 75*	5%*
76 to 80	6%
81+	7%
*
If the Withdrawal Phase begins before the quarterly contract anniversary on or after the younger spouse reaches age 65, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the Joint LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly contract anniversary on or after the younger spouse reaches age 65, the Joint LifePay Plus Base will automatically be reset to the current Contract Value, if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Contract’s annuity commencement date is reached while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.
Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally. This means that both the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.

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When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See Illustrations 1 and 2 at the end of this appendix for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay Plus rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay Plus rider, subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current Contract Year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal Amount necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the Joint LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase, these withdrawals are treated as any other withdrawal.
Automatic Periodic Benefit Status. If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining Joint LifePay Plus Base is exhausted.
When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will continue until the Joint LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.

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Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay Plus rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay Plus rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals. Instead, under the Joint LifePay Plus rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay Plus rider at the time this status begins. If both spouses are active under the Joint LifePay Plus rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay Plus rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Plus Reset. Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly contract anniversary we will increase (or “reset”) the Joint LifePay Plus Base to the current Contract Value, if the Contract Value is higher. The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately. This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.
We reserve the right to change the charge for this rider with a reset. In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options. You may decline this change (and the reset). However, this action will apply to all future resets and cannot be reversed.
Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay Plus rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
While the Joint LifePay Plus rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

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Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal, and we will continue to deduct charges for the Joint LifePay Plus rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made. Payments will continue until both spouses are deceased.
Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) may cause the termination of the Joint LifePay Plus rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below:
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay Plus rider will remain in effect pursuant to its original terms and Joint LifePay Plus coverage and charges will continue. As of the date the Contract is continued, the Joint LifePay Plus Base will be reset to the current Contact value, if greater, and the Maximum Annual Withdrawal will be recalculated as the Maximum Annual Withdrawal percentage multiplied by the new Joint LifePay Plus Base on the date the Contract is continued. However, under no circumstances will this recalculation result in a reduction to the Maximum Annual Withdrawal.

If the surviving spouse elects not to continue the Contract, Joint LifePay Plus rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay Plus rider terminates and Joint LifePay Plus coverage and charges cease upon the date of death of the last Active Spouse.

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Change of Owner or Annuitant. Other than as a result of spousal continuation, if allowed under the requirements of the Tax Code, you may not change the Annuitant. The Joint LifePay Plus rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the free withdrawal amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay Plus rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
LifePay Plus and Joint LifePay Plus Partial Withdrawal Amount Examples. The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

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Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the cash value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Occurs.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset, the Contract Value has increased further to $130,000. The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX K
LifePay and Joint LifePay
(Available for Contracts issued through August 20, 2007, subject to state approval.)
LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider. The LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The minimum issue age is 50 and the maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the contract anniversary on which the rider is effective. But some broker-dealers may limit the availability of the rider to younger ages. The LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected during the 30-day period preceding a contract anniversary. Such election must be received in good order, including compliance with the investment restrictions described below. The rider will be effective as of that contract anniversary.
Rider Date. The Rider Date is the date the LifePay rider becomes effective. If you purchase the LifePay rider when the Contract is issued, the Rider Date is also the Contract Date.
Charge. The charge for the LifePay rider, a living benefit, is deducted quarterly and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after contract issue, the charges will still be deducted on quarterly contract anniversaries, but the first charge will be assessed proportionally on what is owed at the time the rider is added through the contract quarter end. Similarly, the charge is assessed proportionally when the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the LifePay rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay rider.
Termination. The LifePay rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
Die during the accumulation phase (first owner to die if there are multiple Contract owners, or death of Annuitant if the Contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay rider will also terminate if there is a change in Contract ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay rider to terminate automatically are discussed below.

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Lifetime Guaranteed Withdrawal Status. This status begins on the date the rider is issued (the “effective date of the rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	The surrender or annuitization of the Contract; or
•	The death of the owner, or first owner, in the case of joint owners, unless your spouse beneficiary elects to continue the Contract.
As described below, certain features of the LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Rider Works. The LifePay Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay rider require the calculation of the Maximum Annual Withdrawal. The LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows.
•	If you purchased the LifePay rider on the Contract Date, the initial LifePay Base is equal to the initial premium; or
•	If you purchased the LifePay rider after the Contract Date, the initial LifePay Base is equal to the Contract Value on the effective date of the rider.
The initial LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current LifePay Base, on each Contract quarterly anniversary after the effective date of the rider and during the Growth Phase. The LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the LifePay rider (see “LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of (1) the Contract Value and (2) the LifePay Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
50 to 59	4%
60 to 75	5%
76 to 80	6%
81+	7%
Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse,” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the rider is in the Growth Phase, and the annuity commencement date is reached, the rider will enter the Withdrawal Phase and will be annuitized. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.

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If withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).
When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See Illustration 1 and 2 below for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the LifePay rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.

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The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal Percentage of the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal Percentage of the Contract Value on the Reset Effective Date. The reset option is only available when the rider is in Lifetime Guaranteed Withdrawal Status.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.20%. However, we guarantee that the rider charge will not increase for resets exercised within the first five Contract Years. See Illustration 4 below.
Investment Option Restrictions. While the LifePay rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits.
For purposes of calculating any applicable death benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The LifePay Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay rider and charges terminate on the earlier of:
•
If the rider is in Lifetime Guaranteed Withdrawal status, the date of receipt of due proof of death (“claim date”) of the owner (or in the case of joint owners, the first owner) or the Annuitant if there is a non-natural owner; or

•	The date the rider enters Lifetime Automatic Periodic Benefit status.
Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the following conditions are met:
•	The spouse is at least 50 years old on the date the Contract is continued; and
•	The spouse becomes the Annuitant and sole owner.
If the rider is in the Growth Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Base will be reset to equal the greater of the LifePay Base and the then current Contract Value;
•	The LifePay charges will restart and be the same as were in effect prior to the claim date; and
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase;
•	On the contract anniversary following the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated by multiplying the Contract Value on that contract anniversary by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that contract anniversary, and the Maximum Annual Withdrawal is considered to be zero from the claim date to that contract anniversary. Withdrawals are permitted pursuant to the other provisions of the Contract. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated as the greater of the Maximum Annual Withdrawal on the claim date (adjusted for excess withdrawals thereafter) and the Maximum Annual Withdrawal resulting from multiplying the Contract Value on that contract anniversary by the Maximum Annual Withdrawal percentage. The Maximum Annual Withdrawal does not go to zero on the claim date and withdrawals may continue under the rider provisions; and

•	The rider charges will restart on the contract anniversary following the date the rider is continued and will be the same as were in effect prior to the claim date.
Effect of LifePay Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse,” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay rider to the Annuitant. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.

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Change of Owner or Annuitant. Other than as provided above under “Continuation After Death - Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.
Surrender Charges. If you elect the LifePay rider, your withdrawals will be subject to surrender charges if they exceed the free withdrawal amount. However, once your Contract Value is zero, the periodic payments under the LifePay rider are not subject to surrender charges.
Loans. The portion of any Contract Value used to pay off an outstanding loan balance will reduce the LifePay Base or Maximum Annual Withdrawal as applicable. We do not recommend the LifePay rider if loans are contemplated.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider. The Joint LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. See “Ownership, Annuitant, and Beneficiary Requirements,” below.
The minimum issue age is 55 and the maximum issue age is 80. Both spouses must meet these issue age requirements on the contract anniversary on which the Joint LifePay rider is effective. The issue age is the age of the owners on the contract anniversary on which the rider is effective. Some broker dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The Joint LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. For Contracts with the LifePay rider, you may elect the Joint LifePay rider in place of the LifePay rider for a limited time. For more information, please contact Customer Service. The Company in its discretion may allow the Joint LifePay rider to be elected during the 30-day period preceding a contract anniversary. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and compliance with the investment restrictions described below. The Joint LifePay rider will be effective as of that contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.
Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.
IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.

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Custodial IRAs. While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs,” above. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Rider Date is the date the Joint LifePay rider becomes effective. If you purchase the Joint LifePay rider when the Contract is issued, the Joint LifePay Rider Date is also the Contract Date.
Charge. The charge for the Joint LifePay rider, a living benefit, is deducted quarterly, and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after contract issue, the charges will still be deducted on quarterly contract anniversaries, but the first charge will be assessed proportionally on what is owed at the time the rider is added through the contract quarter end. Similarly, the charge is assessed proportionally when the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the Joint LifePay rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period (or otherwise cancel the Contract pursuant to its terms), surrender or annuitize in lieu of payments under the Joint LifePay rider. These events automatically cancel the Joint LifePay rider.
Termination. The Joint LifePay rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender, or begin receiving annuity payments in lieu of payments under the Joint LifePay rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay rider to terminate automatically are discussed below.
Active Status. Once the Joint LifePay rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

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An owner may also request that one spouse be treated as inactive. In the case of joint-owned Contracts, both Contract owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay rider. However, all charges for the Joint LifePay rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce,” below.
Lifetime Guaranteed Withdrawal Status. This status begins on the date the Joint LifePay rider is issued (the “effective date of the Joint LifePay rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
As described below, certain features of the Joint LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the Joint LifePay Rider Works. The Joint LifePay rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than advisory fees, as described below), or the annuity commencement date, whichever occurs first. During the accumulation phase of the Contract, the Joint LifePay rider may be in either the Growth Phase or the Withdrawal Phase. During the income phase of the Contract, the Joint LifePay rider may only be in the Withdrawal Phase. The Joint LifePay rider is initially in Lifetime Guaranteed Withdrawal Status. While in this status you may terminate the Joint LifePay rider by electing to enter the income phase and begin receiving annuity payments. However, if you have not elected to begin receiving annuity payments, and the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status because the Contract Value has been reduced to zero, the Joint LifePay rider and Contract terminate (other than those provisions regarding the payment of the Maximum Annual Withdrawal, as described below) and you can no longer elect to receive annuity payments.
Benefits paid under the Joint LifePay rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay rider on the Contract Date, the initial Joint LifePay Base is equal to the initial premium; or
•	If you purchased the Joint LifePay rider after the Contract Date, the initial Joint LifePay Base is equal to the Contract Value on the effective date of the Joint LifePay rider.
The initial Joint LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The Joint LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current Joint LifePay Base, valued on each quarterly contract anniversary after the effective date of the Joint LifePay rider during the Growth Phase. The Joint LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the Joint LifePay rider (see “Joint LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

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Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
55 to 64	4%
65 to 75	5%
76 to 80	6%
81+	7%
Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Joint LifePay rider is in the Growth Phase, and the annuity commencement date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.
Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.
When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See Illustration 1 and 2 below for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal Amount necessary to satisfy the Required Minimum Distribution for that year (if any).

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See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the Joint LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals. Instead, under the Joint LifePay rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay rider at the time this status begins. If both spouses are active under the Joint LifePay rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal percentage multiplied by the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the Reset Effective Date. The reset option is only available when the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status. We reserve the right to limit resets to the contract anniversary.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the Joint LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.50%. However, we guarantee that the Joint LifePay rider charge will not increase for resets exercised within the first five Contract Years. See Illustration 4 below.

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Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
While the Joint LifePay rider is in effect, there are limits on the portfolios to which your Contract Value may be allocated. Contract Value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done on a proportional basis among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Rebalancing Dates occur on each contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made. Payments will continue until both spouses are deceased.

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Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) during Lifetime Guaranteed Withdrawal Status may cause the termination of the Joint LifePay rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below:
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay rider will remain in effect pursuant to its original terms and Joint LifePay coverage and charges will continue. As of the date the Contract is continued, the Maximum Annual Withdrawal will be set to the greater of the existing Maximum Annual Withdrawal or the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the date the Contract is continued. Such a reset will not count as an exercise of the Joint LifePay Reset Option, and rider charges will not increase.

If the surviving spouse elects not to continue the Contract, Joint LifePay rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay rider terminates and Joint LifePay coverage and charges cease upon proof of death.
Change of Owner or Annuitant. Other than as a result of spousal continuation, you may not change the Annuitant. The Joint LifePay rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay rider, your withdrawals will be subject to surrender charges if they exceed the free withdrawal amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
LifePay and Joint LifePay Partial Withdrawal Amount Examples. The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

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Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The RMD for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Option is utilized.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000. The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX L
Minimum Guaranteed Withdrawal Benefit
(Applicable to Contracts Issued in States Where LifePay is Not Available.)
Minimum Guaranteed Withdrawal Benefit Rider (“MGWB”). The MGWB rider, marketed under the name, PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account. Only premiums added to your Contract during the first two-year period after your Rider Date are included in the MGWB Withdrawal Account. Any additional premium payments added after the second rider anniversary are not included in the MGWB Withdrawal Account. Thus, the MGWB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.
The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	If you purchased the MGWB rider on the Contract Date: your premium payments received during the first two Contract Years; or
•
If you purchased the MGWB rider after the Contract Date: your Contract Value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any Contract Year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. Please note that before Automatic Periodic Benefit status is reached, withdrawals in excess of the free withdrawal amount will be subject to surrender charges. Once your Contract reaches Automatic Period Benefit Status, the periodic payments paid under the MGWB rider are not subject to surrender charges.
The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of (1) the MGWB Withdrawal Account allocated to Covered Funds, and (2) the lesser of (a) the MGWB Withdrawal Account allocated to Excluded Funds and (b) the Contract Value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.
The Maximum Annual Withdrawal Amount (or “MAW”) is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining Contract Value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds proportionally. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.
Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the Contract Value remaining after withdrawal of the MAW at the time of the withdrawal. Please see “MGWB Excess Withdrawal Amount Examples,” below.
Once your Contract Value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.
Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds proportionally. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds proportionally. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.
You should not make any withdrawals if you wish to retain the option to elect the Step-Up Benefit (see below).
The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

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Guaranteed Withdrawal Status. You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero. See “WITHDRAWALS.” However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.
The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.
Automatic Periodic Benefit Status. Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.
Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary until the earliest of (1) your Contract’s latest Annuity Start Date; (2) the death of the owner; or (3) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (1) payment of all MGWB periodic payments; (2) payment of the Commuted Value (defined below); or (3) the owner’s death.
On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.
Reset Option. Beginning on the fifth contract anniversary following the Rider Date, if the Contract Value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider (“New Rider”). The MGWB Withdrawal Account under the New Rider will equal the Contract Value on the date the New Rider is effective. The charge for the MGWB under the New Rider will increase to the maximum annual charge of 1.00%. The Reset Option can only be elected on contract anniversaries. If you elect the Reset Option, the Step-Up benefit is not available.
Step-Up Benefit. If the Rider Date is the same as the Contract Date, beginning on the fifth contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%. This option is available whether or not the Contract Value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:
•	We reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00% of Contract Value;
•	You must wait at least five years from the Step-Up date to elect the Reset Option.
The Step-Up Benefit may be elected only one time under the MGWB Rider. Election of the Step-Up Benefit is limited to contract anniversaries only. Please note that if you have a third party investment advisor who charges a separate advisory fee, and you have chosen to use withdrawals from your Contract to pay this fee, these will be treated as any other withdrawals, and the Step-Up Benefit will not be available.

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Death of Owner
Before Automatic Periodic Benefit Status. The MGWB rider terminates on the first owner’s date of death (death of Annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner’s spouse, the spouse elects to continue the Contract, and the Contract Value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing Reset Option.
During Automatic Periodic Benefit Status. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.
Purchase. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased on the Contract Date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.
Minimum Guaranteed Withdrawal Benefit rider:1
As an Annual Charge[2]	As a Quarterly Charge	Maximum Annual Charge if Step-Up Benefit Elected[3]
0.45% of Contract Value	0.1125% of Contract Value	1.00% of Contract Value
MGWB Excess Withdrawal Amount Examples. The following are examples of adjustments to the MGWB Withdrawal Account and the Maximum Annual Withdrawal Amount for Transfers and Withdrawals in Excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawals Amount”):
Example #1: Owner has invested only in Covered Funds.
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / $93,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #2: Owner has invested only in Excluded Funds.
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

[1]
We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and proportionally on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

[2]	If you choose to reset the MGWB Rider the charge for the MGWB will increase to an annual charge of 1.00% of Contract Value. Please see “Minimum Reset Option” above.
[3]
If your rider was issued prior to May 1, 2005 and you elect the Step-Up Benefit, we will increase the charge for the MGWB rider to the maximum annual charge of 1.00% of Contract Value. Please see “Step-Up Benefit” above.

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The Excluded Withdrawal Account is reduced proportionally based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #3: Owner has invested in both Covered and Excluded Funds.
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).
The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced proportionally based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 – $1,000 / $53,000)).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #4: Owner transfers funds from Excluded Funds to Covered Funds.
Assume the Contract Value (“CV”) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.
The new CV for Covered Funds is $70,000 ($60,000 + $10,000), and the new CV for Excluded Funds is $30,000 ($40,000 - $10,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Excluded Funds to the CV in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).
The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000. Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).
Example #5: Owner transfers funds from Covered Funds to Excluded Funds.
Assume the Contract Value (“CV”) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Covered Funds to Excluded Funds.
The new CV for Covered Funds is $50,000 ($60,000 - $10,000), and the new CV for Excluded Funds is $50,000 ($40,000 + $10,000).
The Covered Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Covered Funds to the CV in Covered Funds (prior to the transfer) to $62,500 ($75,000 * (1 - $10,000 / $60,000)).
The Excluded Withdrawal Account is increased by the reduction of the Covered Withdrawal Account of $12,500 ($75,000 - $62,500) to $57,500 ($45,000 + $12,500).

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APPENDIX M
State Variations
This APPENDIX M contains important state specific variations for Contracts issued in Massachusetts and Washington.
The prospectus and this APPENDIX M provide a general description of the Contract, so please see your Contract, any endorsements and riders for the details.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:
•	The Fixed Interest Division is not available.
•	TSA loans are not available.
•	The Waiver of Surrender Charge for Extended Medical Care or Terminal Illness is not available.
For Contracts issued in the State of Washington, the following provisions apply:
•	The Fixed Account is not available;
•	The Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge is only deducted from the subaccounts in which you are invested. No deduction will be made from the Fixed Interest Division; and
•
The following describes the death benefit options for Contracts issued in the State of Washington or before April 30, 2009. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.
The Standard Death Benefit equals the greatest of the Base Death Benefit, the floor, and the Standard Minimum Guaranteed Death Benefit.
The Standard Minimum Guaranteed Death Benefit equals the initial premium payment, increased by premium payments after issue, and reduced by a proportional adjustment for any withdrawal.
The floor for the Death Benefit is the total premium payments made under the Contract reduced by a proportional adjustment for any withdrawal.
Enhanced Death Benefit Options. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the 5.5% Solution Enhanced Death Benefit and the Max 5.5 Enhanced Death Benefit, certain funds, and the Fixed Account are designated as “Special Funds.”
The following investment options are designated as Special Funds: (1) the Voya Government Liquid Assets Portfolio; and (2) the Fixed Interest Division.
The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007. For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.
The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.
For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been re-designated as a Covered Fund for all current and future investments.
We may, with 30 days’ notice to you, designate any fund as a Special Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund. Selecting a Special Fund may limit or reduce the 5.5% Max Enhanced Death Benefit.
For the period during which a portion of the Contract Value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.

M-1

The 5.5% Solution is not available as a standalone death benefit, but the calculation is used to determine the Max 5.5 Enhanced Death Benefit.
The 5.5% Solution Enhanced Death Benefit equals the greatest of:
•	The Standard Death Benefit;
•	The floor; and
•	The sum of the Contract Value allocated to Special Funds and the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.
For Contracts issued on or after April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals premiums, adjusted for withdrawals and transfers, accumulated at 5.5% until the attainment of age 80 and thereafter at 0%, subject to a floor as described below. For Contracts issued before April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit allows for accumulation to continue beyond age 80, subject to the cap. Please see your Contract for details regarding the terms of your death benefit.
Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit by the amount of Contract Value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a proportional adjustment to the 5.5% Solution Minimum Guaranteed Death Benefit is made. The amount of the proportional adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value allocated to Non-Special Funds before the withdrawal. The amount of the proportional adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value allocated to Special Funds before the withdrawal.
Transfers from Special to Non-Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds proportionally. The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds will equal the lesser of the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit in Special Funds and the Contract Value transferred.
Transfers from Non-Special to Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds proportionally. The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds will equal the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.
The floor for the 5.5% Solution Enhanced Death Benefit is determined by the same calculations described above for the 5.5% Solution Minimum Guaranteed Death Benefit except as follows: if you transfer Contract Value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 5.5% annual effective rate as described above, subject to the age limit described above. Similarly, for Contract Value allocated directly to Special Funds, that portion of the floor will be the Contract Value allocated and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.
The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Annual Ratchet Minimum Guaranteed Death Benefit.
The Annual Ratchet Minimum Guaranteed Death Benefit equals:
•	The initial premium payment;
•	Increased dollar for dollar by any premium added after issue;
•
Adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit from the prior anniversary (adjusted for new premiums and partial withdrawals) and the current Contract Value.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit proportionally, based on the amount withdrawn. The amount of the proportional adjustment for withdrawals will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value before withdrawal.

M-2

The Max 5.5 Enhanced Death Benefit equals the greater of the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.
In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Death Benefit for Excluded Funds
We will be designating certain funds as “Excluded Funds.” Excluded Funds will include certain funds that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days’ notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.
For the period of time, and to the extent, that you allocate premium or Contract Value to Excluded Funds, your death benefit attributable to that allocation will equal the Contract Value of that allocation. Any guarantee of death benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.
Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds proportionally. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the Contract Value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.
Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components proportionally. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

•
The charges, fees and expenses are as described in the prospectus for the applicable variable annuity Contract with the exception of the mortality and expense risk charges for the Max 5.5 Enhanced Death Benefit. The mortality and expense risk charges for the Max 5.5 Enhanced Death Benefit elected is 1.65%.

M-3

APPENDIX N
Accepted Funds and Fixed Funds for Living Benefit Riders
Accepted Funds. Currently, the Accepted Funds are:
BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Global Perspectives® Portfolio	Voya Retirement Moderate Growth Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Growth Portfolio	Fixed Interest Allocation

For MGIB, LifePay, Joint LifePay, LifePay Plus and Joint LifePay Plus riders purchased before January 12, 2009, the following are additional Accepted Funds:

Voya Global Equity Portfolio
Voya Solution Moderately Aggressive Portfolio

Currently, the Accepted Funds for the Income Optimizer are:

BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	Fixed Interest Allocation
Voya Retirement Moderate Growth Portfolio
Fixed Allocation Funds. Currently, the Fixed Allocation Funds are:

Voya Intermediate Bond Portfolio
Voya U.S. Bond Index Portfolio
VY® BlackRock Inflation Protected Bond Portfolio

N-1

STATEMENT OF ADDITIONAL INFORMATION
Introduction
Description of Venerable Insurance and Annuity Company
Separate Account B of Venerable Insurance and Annuity Company
Safekeeping of Assets
Experts
Distribution of Contracts
Accumulation Unit Value
Performance Information
Other Information
Condensed Financial Information (Accumulation Unit Values)
Financial Statements of Separate Account B of Venerable Insurance and Annuity Company
Financial Statements of Venerable Insurance and Annuity Company
Please tear off, complete and return the form below to order a free Statement of Additional Information for the Contracts offered under the prospectus. Send the form to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271.
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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B, GOLDENSELECT ESII®, 333-28679.
Please Print or Type:

Name

Street Address

City, State, Zip

05/01/2020
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Venerable Insurance and Annuity Company Separate Account B of Venerable Insurance and Annuity Company Deferred Combination Variable and Fixed Annuity Prospectus

GoldenSelect Generations®
May 1, 2020
This prospectus describes  GoldenSelect Generations®, a group and individual deferred combination variable annuity Contract (the “Contract” or the “Contracts”) offered for sale by Venerable Insurance and Annuity Company (“VIAC,” the “Company,” “we,” “us” or “our”) through Account B (the “Separate Account”). The Contract was available in connection with certain retirement plans that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such treatment (“nonqualified Contracts”). We no longer offer this Contract for sale to new purchasers.
The Contract provides a means for you to allocate your premium payments in one or more Subaccounts, each of which invest in a single investment portfolio (hereinafter referred to as a “fund”). You may also allocate premium payments to our Fixed Account with Guaranteed Interest Periods. Your Contract Value will vary daily to reflect the investment performance of the fund(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or Subaccounts are available. The funds currently available under your Contract are listed on the next page.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by 1-800-283-3427. Your election to receive reports in paper will apply to all funds in which you choose to invest.
Replacing an existing annuity with the Contract may not be beneficial to you. Your existing annuity may be subject to fees or penalties on surrender, and the Contract may have new charges.
This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), dated May 1, 2020, has been filed with the Securities and Exchange Commission (“SEC”). It is available without charge upon request. To obtain a copy of this document, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC’s website (www.sec.gov). When looking for information regarding the Contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-28679. The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Allocations to a Subaccount investing in a fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Contract described in this prospectus is subject to investment risk, including the possible loss of the principal amount invested.
We pay compensation to broker/dealers whose registered representatives sold the Contract. See “OTHER CONTRACT PROVISIONS – Selling the Contract,” for further information about the amount of compensation we pay.

The Funds
Subaccounts that invest in the following funds are currently open and available to new premiums and transfers under your Contract:
BlackRock Global Allocation V.I. Fund (Class III)	Voya RussellTM Large Cap Index Portfolio (Class S)
Voya Balanced Income Portfolio (Class S)*	Voya RussellTM Large Cap Value Index Portfolio (Class S)
Voya Global High Dividend Low Volatility Portfolio (Class S)*	Voya RussellTM Mid Cap Growth Index Portfolio (Class S)
Voya Global Perspectives® Portfolio (Class ADV)**	Voya RussellTM Mid Cap Index Portfolio (Class S)
Voya Government Liquid Assets Portfolio (Class S)	Voya RussellTM Small Cap Index Portfolio (Class S)
Voya Growth and Income Portfolio (Class ADV)	Voya Small Company Portfolio (Class S)
Voya Intermediate Bond Portfolio (Class S)	Voya Solution Moderately Aggressive Portfolio (Class S)**
Voya International High Dividend Low Volatility Portfolio (Class S)*	Voya U.S. Bond Index Portfolio (Class S)
Voya U.S. Stock Index Portfolio (Class S)
Voya International Index Portfolio (Class ADV)	VY® Clarion Global Real Estate Portfolio (Class S)
Voya Large Cap Growth Portfolio (Class ADV)	VY® Columbia Small Cap Value II Portfolio (Class S)
Voya Large Cap Value Portfolio (Class S)	VY® Invesco Equity and Income Portfolio (Class S2)
Voya MidCap Opportunities Portfolio (Class S)	VY® Invesco Growth and Income Portfolio (Class S)
Voya Retirement Conservative Portfolio (Class ADV)**	VY® Invesco Oppenheimer Global Portfolio (Class S)
Voya Retirement Growth Portfolio (Class ADV)**	VY® JPMorgan Emerging Markets Equity Portfolio (Class S)
Voya Retirement Moderate Growth Portfolio (Class ADV)**	VY® Morgan Stanley Global Franchise Portfolio (Class S)
Voya Retirement Moderate Portfolio (Class ADV)**	VY® T. Rowe Price Capital Appreciation Portfolio (Class S)
Voya RussellTM Large Cap Growth Index Portfolio (Class S)	VY® T. Rowe Price International Stock Portfolio (Class S)
More information can be found in the appendices. See APPENDIX A for all Subaccounts and valuation information. APPENDIX B highlights each fund’s investment objective and adviser (and any subadviser). If you received a summary prospectus for any of the underlying funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

*	This fund employs a managed volatility strategy. See the “Funds With Managed Volatility Strategies” section for more information about managed volatility funds.
**
This fund is structured as a “fund of funds.” Funds offered in a “fund of funds” structure may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds to which they invest. See “THE FUNDS” section for more information.

2

3

INDEX OF SPECIAL TERMS
The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

Special Term	Page
Accumulation Unit	8
Annuitant	17
Annuity Start Date	17
Cash Surrender Value	21
Claim Date	50
Contract Date	16
Contract Owner	16
Contract Value	21
Contract Year	16
Covered Fund	11
Earnings Multiplier Benefit	53
Excluded Fund	11
Fixed Account	22
Fixed Interest Allocation	22
Fixed Interest Division	22
Free Withdrawal Amount	12
LifePay Plus Base	30
Market Value Adjustment	C-2
Max 7 Enhanced Death Benefit	52
Net Investment Factor	8
Net Rate of Return	8
Quarterly Ratchet	30
Quarterly Ratchet Enhanced Death Benefit	51
Restricted Fund	10
Rider Date	23
7% Solution Death Benefit Element	52
Special Fund	11
Standard Death Benefit	51

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

Term Used in This Prospectus	Corresponding Term Used in the Contract
Accumulation Unit Value	Index of Investment Experience
Annuity Start Date	Annuity Commencement Date
Contract Owner	Owner or Certificate Owner
Contract Value	Accumulation Value
Transfer Charge	Excess Allocation Charge
Fixed Interest Allocation	Fixed Allocation
Free Look Period	Right to Examine Period
Guaranteed Interest Period	Guarantee Period
Subaccount(s)	Division(s)
Net Investment Factor	Experience Factor
Regular Withdrawals	Conventional Partial Withdrawals
Withdrawals	Partial Withdrawals

4

FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For more information about the fees and expenses, please see the “CHARGES AND FEES” section later in this prospectus.
The first table describes the charges that you will pay at the time that you buy the Contract, surrender the Contract or transfer Contract Value between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
Surrender Charge:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%

Transfer Charge	$25 per transfer, currently zero

Premium Tax[2]	0% to 3.5%

Overnight Charge[3]	$20
The next table describes the charges that you could pay periodically during the time that you own the Contract, not including fund fees and expenses.
Periodic Fees and Charges
Annual Contract Administrative Charge[4]	$30
(We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.)
Separate Account Annual Charges:
Contract without any of the optional riders that may be available
	Standard Death Benefit	Quarterly Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Mortality & Expense Risk Charge[5]	1.25%	1.55%	1.80%
Asset-Based Administrative Charge	0.15%	0.15%	0.15%
Total[6]	1.40%	1.70%	1.95%

[1]	If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
[2]	Any premium tax is deducted from the Contract Value.
[3]	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
[4]	We deduct this charge on each Contract anniversary and upon surrender.
[5]	For Contracts with the Quarterly Ratchet Enhanced Death Benefit purchased before April 28, 2008, the Mortality and Expense Charge is 1.50%.
[6]	These charges are as a percentage of average Contract Value in each Subaccount. These annual charges are deducted daily.

5

The following tables show the charges for the optional riders currently available with the Contract. These charges would be in addition to the Separate Account Annual Charges noted above. In addition to the Earnings Multiplier Benefit rider, you may add only one of the three living benefit riders, namely the Minimum Guaranteed Income Benefit; LifePay Plus Minimum Guaranteed Withdrawal Benefit; and Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit. For more information about which one may be right for you, please see “LIVING BENEFIT RIDERS.” For more information about the charges for the optional riders, please see “CHARGES AND FEES – Optional Rider Charges.”
Optional Rider Charges7
Earnings Multiplier Benefit rider:
As an Annual Charge – Currently Charge Deducted Quarterly)	Maximum Annual Charge
0.30% of Contract Value	0.30% of Contract Value
Minimum Guaranteed Income Benefit rider:8
As an Annual Charge - Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.75% of the MGIB Charge Base	1.50% of the MGIB Charge Base
LifePay Plus Minimum Guaranteed Withdrawal Benefit rider:9
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.85% of the LifePay Plus Base	1.30% of the LifePay Plus Base
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider:10
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
1.05% of the Joint LifePay Plus Base	1.50% of the Joint LifePay Plus Base

[7]
Optional rider charges are, expressed as a percentage, rounded to the nearest hundredth of one percent. The basis for an optional rider charge is sometimes a charge base, benefit base or Contract Value, as applicable. Optional rider charges are deducted from the Contract Value in your Subaccount allocations (and/or your Fixed Interest Allocations if there is insufficient Contract Value in the Subaccounts).

[8]	For more information about how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS − Minimum Guaranteed Income Benefit Rider (the “MGIB rider”) − Rider Charge.”
[9]
The LifePay Plus Base is calculated based on premium, if this rider is elected at Contract issue. The LifePay Plus Base is calculated based on Contract Value, if this rider is added after Contract issue. The current annual charge is 0.75% if the rider was purchased after April 28, 2008, and before January 12, 2009. The charge for this rider can increase upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins, subject to the maximum charge. We promise not to increase the charge for your first five Contract Years. Before January 12, 2009, we reserve the right to increase the charge for the LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. For more information about the LifePay Plus Base and Quarterly Ratchet, please see “CHARGES AND FEES − Optional Rider Charges − LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge” and “LIVING BENEFIT RIDERS − LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider − Quarterly Ratchet.” For riders purchased before April 28, 2008, see APPENDIX J for more information about rider charges.

[10]
The Joint LifePay Plus Base is calculated based on premium, if this rider is elected at Contract issue. The Joint LifePay Plus Base is calculated based on Contract Value, if this rider is added after Contract issue. The current annual charge is 0.95% if this rider was purchased after April 28, 2008, and before January 12, 2009. The charge for this rider can increase upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins, subject to the maximum charge. We promise not to increase the charge for your first five Contract Years. Before January 12, 2009, we reserve the right to increase the charge for the Joint LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. For more information about the Joint LifePay Plus Base and Quarterly Ratchet, please see “CHARGES AND FEES − Optional Rider Charges − Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge” and “LIVING BENEFIT RIDERS − Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider − Quarterly Ratchet.” For riders purchased before April 28, 2008, see APPENDIX J for more information about rider charges.

6

The next item shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses):[11]	0.52%	1.51%
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.
The examples assume that you invest $10,000 in the Contract for the time periods indicated. The costs reflected are the maximum charges for the Contract with the Max 7 Enhanced Death Benefit and the most expensive combination of riders possible: Earnings Multiplier Benefit and Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit. The examples also assume that your investment has a 5% return each year and assume the maximum fund fees and expenses. Excluded are premium taxes and any Transfer Charges.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,326	$2,203	$3,109	$5,582
Example 2: If you do not surrender your Contract:
1 year	3 years	5 years	10 years
$526	$1,603	$2,709	$5,582
Compensation is paid for the sale of the Contracts. For information about this compensation, see “OTHER CONTRACT PROVISIONS – Selling the Contract.”
Fees Deducted by the Funds
Fund Fee Information. The fund prospectuses show the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. Please refer to the fund prospectuses for more information and to learn more about additional factors.
The Company may receive compensation from each of the funds or the funds’ affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds’ affiliates. These additional payments may also be used by the Company to finance the costs associated with past distribution of the Contract. These additional payments are made by the funds or the funds’ affiliates to the Company and do not increase, directly or indirectly, the fund fees and expenses. Please see “CHARGES AND FEES – Fund Expenses” for more information.
How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases fund shares.

[11]	No fund currently charges a redemption fee. For more information about redemption fees, please see “CHARGES AND FEES − Charges Deducted From the Contract Value − Redemption Fees.”

7

CONDENSED FINANCIAL INFORMATION
Accumulation Unit
We use Accumulation Units to calculate the value of a Contract. Each Subaccount of Separate Account B has its own Accumulation Unit Value. The Accumulation Units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable fund in which the subaccount invests. Shares in the funds are valued at their net asset value.
Tables showing the Accumulation Unit Value history of each Subaccount of Separate Account B available for investment under the Contract and the total investment value history of each such Subaccount for a Contract with the lowest and highest combination of asset-based charges are presented in APPENDIX A. The numbers show the year-end unit values of each Subaccount from the time premium payments were first received in the Subaccounts under the Contract. Complete information is available in the SAI.
The Net Investment Factor
The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount. The Net Investment Factor is calculated for each Subaccount as follows:
(1)	We take the net asset value of the Subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the Subaccount: the mortality and expense risk charge; the asset-based administrative charge; and any optional rider charges.
Calculations for the Subaccounts are made on a per Accumulation Unit basis.
The Net Rate of Return equals the Net Investment Factor minus one.
Financial Statements
The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B and the financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the SAI.

SEPARATE ACCOUNT B
Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.
Separate Account B is divided into Subaccounts. Each Subaccount invests exclusively in shares of one fund of a fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of a fund are credited to or charged against the corresponding Subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.
The other variable annuity contracts that invest in Separate Account B are not discussed in this prospectus. Separate Account B may also invest in other funds which are not available under your Contract. Under certain circumstances, we may make certain changes to the Subaccounts. For more information, see “THE ANNUITY CONTRACT – Addition, Deletion, or Substitution of Subaccounts and Other Changes.”

8

VENERABLE INSURANCE AND ANNUITY COMPANY
We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”). Our direct parent company is Venerable Holdings, Inc. (“Venerable”). Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”). The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.
Although we are a subsidiary of VA Capital and Venerable, neither VA Capital not Venerable are not responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.
We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.
Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes requirements relating to nonqualified annuity product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Failure to administer certain nonqualified Contract features (for example, contractual Annuity Start Dates in nonqualified annuities) could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities, or insurance requirements could subject the Company to administrative penalties, unanticipated remediation, or other claims and costs.

THE FUNDS
You will find more detailed information about the funds currently available under your Contract in “APPENDIX B – The Funds.” Please refer to the fund prospectuses for additional information and read them carefully before investing. Fund prospectuses may be obtained, free of charge, by calling Customer Service at (800) 366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch. Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.
Selection of Underlying Funds
The underlying funds available through the Contract described in this prospectus are determined by the Company. When determining which underlying funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see “Revenue from the Funds.”) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new investment if we determine that a fund no longer satisfies one or more of the selection criteria and/or if the fund has not attracted significant allocations under the Contracts. We have included certain of the funds at least in part because they are managed or subadvised by our affiliates.
We do not recommend or endorse any particular fund and we do not provide investment advice.
Fund of Funds
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the list of available funds found on page 2 of this prospectus.

9

Funds with Managed Volatility Strategies
As described in more detail in the fund prospectuses, certain funds employ a managed volatility strategy that is intended to reduce the fund’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Funds that employ a managed volatility strategy are identified in the list of the available funds found on page 2 of this prospectus.
Possible Conflicts of Interest
If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various Contracts participating in the funds conflict, we, the Boards of Trustees or Directors of the funds, and any other insurance companies participating in the funds will monitor events to identify and resolve any material conflicts that may arise.
Restricted Funds
We may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing Contracts with respect to new premiums added to funds and with respect to new transfers to funds. We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.
We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: (1) no more than $999,999,999; and (2) no more than 30 percent of Contract Value. We may change these limits, in our discretion, for new Contracts, premiums, transfers or Withdrawals.
We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, Withdrawals, dollar cost averaging). If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds. However, if the Contract Value in the Restricted Funds exceed the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.
We will allocate, proportionally, the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated Subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.
We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. If the total amount of your requested transfer exceeds the applicable limits, we will inform your financial representative or you that we will not process any part of the transfer and that new instructions will be required. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.
Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” in this prospectus for more information the effect of Restricted Funds.

10

Covered Funds, Special Funds and Excluded Funds
For purposes of determining death benefits and benefits under the living benefit riders (but not the Earnings Multiplier Benefit rider), we assign the investment options to one of three categories of funds. The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.
Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.
Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. For more information about these categories of funds with a death benefit, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase” and APPENDIX F for examples. These categories of funds also apply to the Minimum Guaranteed Income Benefit rider. Please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

CHARGES AND FEES
We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. We expect to profit from the charges, including the mortality and expense risk charge and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.
Charge Deduction Subaccount
You may elect to have all charges, except daily charges, against your Contract Value deducted directly from a single Subaccount designated by the Company. Currently we use the Voya Government Liquid Assets Portfolio for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated Subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.
Charges Deducted from the Contract Value
We deduct the following charges from your Contract Value:
Surrender Charge. We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the eight-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made.
We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%

11

Waiver of Surrender Charge for Extended Medical Care or Terminal Illness. We will waive the surrender charge in most states in the following events: (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or (2) you are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.
Free Withdrawal Amount. The Free Withdrawal Amount is the total of (1) your cumulative earnings (which is your Contract Value less premium payments received and prior Withdrawals); and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.
Surrender Charge for Excess Withdrawals. We will deduct a surrender charge for excess Withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code. We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount. When you are receiving systematic Withdrawals, any combination of Regular Withdrawals taken and any systematic Withdrawals taken will be included in determining the amount of the excess withdrawal. In other words, if any single withdrawal or sum of Withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess amount, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal. Premium taxes may also apply. We will deduct such charges from the Contract Value in proportion to the Contract Value in each Subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Allocations, we will deduct charges proportionally from all other Subaccounts and Fixed Interest Allocations in which you are invested. Any withdrawal from a Fixed Interest Allocation more than 30 days before its maturity date will trigger a Market Value Adjustment. See APPENDIX C for more information.
For the purpose of calculating the surrender charge for an excess withdrawal: (1) we treat premiums as being withdrawn on a first-in, first-out basis; and (2) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in APPENDIX E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess Withdrawals, the federal tax law treats earnings as withdrawn first.
Premium Taxes. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.
We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base), if exercised on the Annuity Start Date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.
Administrative Charge. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you. The charge is $30 per Contract. We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by VIAC. We deduct the charge proportionally from all Subaccounts in which you are invested. If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the Guaranteed Interest Periods nearest their maturity dates until the charge has been paid.
Transfer Charge. We currently do not deduct any charges for transfers made during a Contract Year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.
Overnight Charge. You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.
Redemption Fees. If applicable, we may deduct the amount of any redemption fees imposed by the underlying funds as a result of Withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value. For a more complete description of the fund’s fees and expenses, review each fund’s prospectus.
No underlying fund currently charges a redemption fee.

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Charges Deducted from the Subaccounts
Mortality and Expense Risk Charge. The amount of the mortality and expense risk charge depends on the death benefit you have elected. The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each Subaccount. The mortality and expense risk charge compensates the Company for death benefit and annuitization risks and the risk that expense charges will not cover actual expenses. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the costs associated with past distribution of the Contract.

Mortality and Expense Risk Charge
Standard Death Benefit	Quarterly Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Annual Charge 1.25%	Annual Charge 1.55%	Annual Charge 1.80%
For Contracts with the Quarterly Ratchet Enhanced Death Benefit purchased before April 28, 2008, the Mortality and Expense Risk Charge is 1.50%.
Asset-Based Administrative Charge. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each Subaccount. We deduct the charge on each business day at a rate of 0.0004% of average daily assets based on the assets you have in each Subaccount.
Optional Rider Charges
Some features and benefits of the Contract are available by rider for an additional charge. Availability is subject to state approval and sometimes broker/dealer approval. Once elected, a rider cannot be canceled independently of the Contract. Below is information about the charge for a rider. Riders are expressed as a percentage, rounded to the nearest hundredth of the one percent. Riders are subject to conditions and limitations. For more information about how the Earnings Multiplier Benefit rider works, including the conditions and limitations, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase – Earnings Multiplier Benefit Rider.” For more information about how each living benefit rider works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “LIVING BENEFIT RIDERS.”
Earnings Multiplier Benefit Rider Charge. Subject to state availability, you may purchase the Earnings Multiplier Benefit rider for a nonqualified Contract either at issue or on the next Contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a proportional reduction of the Contract Value of the Subaccounts in which you are invested. If there is insufficient Contract Value in the Subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly Contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the Rider Date. If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization. The quarterly charge for the Earnings Multiplier Benefit rider is 0.08% (0.30% annually). For a description of the rider, see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase − Earnings Multiplier Benefit Rider.”
Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears from the Subaccounts in which you are invested based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. The charge is deducted even if you decide never to exercise your right to annuitize under this rider. For more information about how this rider works, including how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

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If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.
LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.30%	85%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

Important Note: For Contracts issued on and after August 20, 2007, through April 28, 2008, with the LifePay Plus rider, please see APPENDIX J for more information.
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	1.05%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the Joint LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

Important Note: For Contracts issued on and after August 20, 2007, through April 28, 2008, with the Joint LifePay Plus rider, please see APPENDIX J for more information.

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Fund Expenses
As shown in the fund prospectuses and described in the “FEES AND EXPENSES – Fees Deducted by the Funds” section of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and Contract Owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus. You should evaluate the expenses associated with the funds available through this Contract before making a decision to invest.
Less expensive share classes of the funds offered through this Contract may be available for investment outside of this Contract. You should evaluate the expenses associated with the funds available through this Contract before making a decision to invest.
Revenue from the Funds
The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:
•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).
12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:
•	Communicating with customers about their fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including Subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and
•	Receiving, tabulating and transmitting proxies executed by customers.
The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.
The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the Contract. This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a fund through our Contracts. Fund revenue is important to the Company’s profitability.
Assets allocated to funds formerly affiliated with the Company, meaning Voya funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company. Assets allocated to that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.
Revenue Received from Formerly Affiliated Voya Funds. The revenue received by the Company from the formerly affiliated Voya funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.

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In the case of formerly affiliated Voya funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from formerly affiliated Voya funds provide the Company with a financial incentive to offer these funds through the Contract rather than other funds.
Additionally, in the case of formerly affiliated Voya funds subadvised by third parties, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers.
Revenue Received from Funds Never Affiliated with the Company. Revenue received by the Company from funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that fund by the Company. Some of these funds or their affiliates pay us more than others and some of the amounts we receive may be significant.
The BlackRock Global Allocation V.I. Fund is the only fund currently open and available for investment through the Contract that is not a formerly affiliated Voya fund. We receive more revenue from the formerly affiliated Voya funds than we do from this BlackRock V.I. Fund.

THE ANNUITY CONTRACT
The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See APPENDIX C for more information the Fixed Interest Allocation and Fixed Account. If you have any questions concerning this Contract, contact your registered representative or call Customer Service at (800) 366-0066.
Contract Date and Contract Year
The date the Contract became effective is the Contract Date. Each 12-month period following the Contract Date is a Contract Year.
Contract Owner
You are the Contract Owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners. In the event a selected death benefit is not available, the Standard Death Benefit will apply.
The death benefit becomes payable when you die. If the owner is a non-natural owner, the death benefit is payable upon the death of the Annuitant. In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the death benefit then due. The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner. In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary. This will override any previous beneficiary designation. See “Joint Owner” below.
Joint Owner
For nonqualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The Earnings Multiplier Benefit rider is not available when there are joint owners.

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Any addition or deletion of a joint owner is treated as a change of owner, which may affect the amount of the death benefit. See “Change of Contract Owner or Beneficiary” below. Adding a joint owner to the Contract post issue with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit will cause that death benefit to end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the Cash Surrender Value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue. Note that returning a Contract to single owner status will not restore either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit, or the Earnings Multiplier Benefit. Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.
Annuity Start Date
The Annuity Start Date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: (1) the accumulation phase; and (2) the income phase. The accumulation phase is the period between the Contract Date and the Annuity Start Date. The income phase begins when you start receiving regular annuity payments from your Contract on the Annuity Start Date.
Annuitant
The Annuitant is the person designated by you to be the measuring life in determining annuity payments. You are the Annuitant unless you name another Annuitant in the application. The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid. The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date. You may not change the Annuitant after the Contract is in effect except as described below.
If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and you have named a contingent Annuitant, the contingent Annuitant becomes the Annuitant. If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant. In the event of joint owners, the youngest will be the contingent Annuitant. The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant. If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.
If the Contract Owner is not an individual, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.
Regardless of whether a death benefit is payable, if the Annuitant dies and any Contract Owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual.
Beneficiary
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. The beneficiary may become the successor Contract Owner if the Contract Owner, who is a spouse, dies before the income phase start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).
If the beneficiary dies before the Annuitant or the Contract Owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the Contract Owner’s estate.
One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.
Change of Contract Owner or Beneficiary
During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the Contract, the amount of the Earnings Multiplier Benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age for non-natural owners). The new owner’s death will determine when a death benefit is payable (the Annuitant’s death for non-natural owners).

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If you have elected the Standard Death Benefit, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit, the minimum guaranteed death benefit will continue if the new owner is age 75 or under on the date of the ownership change. For Contracts issued before April 28, 2008, the age is 79. The Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit will end and the death benefit will become the Standard Death Benefit, however, whenever the new owner is age 76 to 85. For Contracts issued before April 28, 2008, the ages are 80 to 85. Then, for all death benefit options: (1) if the new owner’s attained age is 86 or over on the date of the ownership change; or (2) if the new owner is not an individual (other than a trust for the benefit of the owner or Annuitant), the death benefit will be the Cash Surrender Value. Attained age is the age of the owner at the time the Contract is issued plus the number of full years elapsed since the Contract Date. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit.
If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original Rider Date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.
An ownership change may cause a living benefit rider to terminate. Such depends on the rider and whether spousal continuation is allowed. For more information about an ownership change with the MGIB rider, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit (the “MGIB rider”) Rider.” For more information with the LifePay Plus rider, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.” And for more information with the Joint LifePay Plus rider, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
A change of owner likely has tax consequences. See “FEDERAL TAX CONSIDERATIONS” in this prospectus.
You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. In the event of joint owners all must agree to change a beneficiary.
In the event of a death claim, we will honor the form of payment of the death benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable. You may also restrict a beneficiary’s right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary.
All requests for changes must be in writing and submitted to Customer Service. Please date your requests. The change will be effective as of the day we receive the request. The change will not affect any payment made or action taken by us before recording the change.
Purchase and Availability of the Contract
We no longer offer the Contract for sale to new purchasers.
We issued a Contract with the Standard Death Benefit SO LONG AS both the Annuitant and the Contract owner were age 75 or younger at the time of application. We issued a Contract with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit SO LONG AS both the Annuitant and the Contract owner were age 79 or younger at the time of application AND you purchased the LifePay Plus rider or Joint LifePay Plus rider (or the version of the lifetime guaranteed withdrawal benefit rider available to you). Otherwise, the maximum issue age was 75 for a Contract with the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit. Before April 28, 2008, the maximum issue age was 79 for a Contract with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit.
The initial premium payment must have been $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the Free Look Period and up to the Contract anniversary after your 85th birthday. Under certain circumstances, we may have waived the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

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The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract: (1) if you are looking for a short-term investment; (2) if you cannot risk getting back less money than you put in; or (3) if your assets are in a plan which provides for tax-deferral and you see no other reason to purchase this Contract. When considering an investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.
Replacing an existing insurance contract with this Contract may not be beneficial to you. Before purchasing the Contract, determine whether your existing contract will be subject to any fees or penalties upon surrender. Also, compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.
IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See “CHARGES AND FEES” in this prospectus. If you are considering an Enhanced Death Benefit Option and/or the Earnings Multiplier Benefit rider and your Contract will be an IRA, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits” in this prospectus.
Crediting of Premium Payments
We will process your initial premium within two business days after receipt and allocate the payment according to the instructions you specify at the Accumulation Unit Value next determined, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within one business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to five business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. If you choose to have us hold the premium payment, it will be held in a non-interest bearing account.
If a Subaccount is not available or requested in error, we will make inquiry about a replacement Subaccount. If we are unable to reach you or your representative within five days, we will consider the application incomplete. Once the completed application is received, we will allocate the payment to the Subaccounts of Separate Account B specified by you within two business days.
If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) proportionally according to the current variable Subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the proportional calculations. If a Subaccount is no longer available (including due to a fund purchase restriction) or requested in error, we will allocate the subsequent payment(s) proportionally among the other Subaccount(s) in your current allocation. For any subsequent premium payments, we will credit the payment designated for a Subaccount of Separate Account B at the Accumulation Unit Value next determined after receipt of your premium payment and instructions.
Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units. We divide the amount of the premium payment allocated to a particular Subaccount by the value of an Accumulation Unit for the Subaccount to determine the number of Accumulation Units of the Subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each Subaccount vary with its investment performance.

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In some states, we may require that an initial premium designated for a Subaccount of Separate Account B or the Fixed Account be allocated to a Subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the Free Look Period. After the Free Look Period, we will convert your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected. The Accumulation Units will be allocated based on the Accumulation Unit Value next computed for each Subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the Guaranteed Interest Period you have chosen; however, in the future we may allocate the premiums to the specially designated Subaccount during the Free Look Period.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.
Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.
We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000). In addition, we may require information as to why a particular form of payment was used and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment.
Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.
Unclaimed Property
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling (800) 366-0066.
Cyber Security
Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

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Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.
Administrative Procedures
We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the Contract Value next determined only after you have met all administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided. You are responsible for keeping information about your Contract and appropriate identifying information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instruction, you will bear the loss.
Contract Value
We determine your Contract Value on a daily basis beginning on the Contract Date. Your Contract Value is the sum of: (1) the Contract Value in the Fixed Interest Allocations; and (2) the Contract Value in each Subaccount in which you are invested.
Contract Value in Fixed Interest Allocations. The Contract Value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus Contract Value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and Withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.
Contract Value in the Subaccounts. On the Contract Date, the Contract Value in the Subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the Subaccount. On the Contract Date, we allocate your Contract Value to each Subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the Free Look Period. In such a case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a Subaccount specially designated by the Company during the Free Look Period for this purpose (currently, the Voya Government Liquid Assets Portfolio).
On each business day after the Contract Date, we calculate the amount of Contract Value in each Subaccount as follows:
(1)	We take the Contract Value in the Subaccount at the end of the preceding business day;
(2)	We multiply (1) by the Subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments, and then add or subtract any transfers to or from that Subaccount; and
(5)	We subtract from (4) any Withdrawals and any related charges, and then subtract any Contract fees and premium taxes.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See APPENDIX C for a description of the calculation of Cash Surrender Value under any Fixed Interest Allocation. We do not guarantee any minimum Cash Surrender Value. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) adjust for any Market Value Adjustment; and (3) deduct any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived) any optional benefit rider charge and any other charges incurred but not yet deducted.

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Surrendering to Receive the Cash Surrender Value. You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date. A surrender is effective on the date we receive your written request and the Contract at Customer Service. After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined. Once paid, all benefits under the Contract will terminate. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options. We will usually pay the Cash Surrender Value within seven days.
Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59½ may result in a 10% tax penalty. See “FEDERAL TAX CONSIDERATIONS” for more details.
Addition, Deletion or Substitution of Subaccounts and Other Changes
We may make additional Subaccounts available to you under the Contract. These Subaccounts will invest in funds we find suitable for your Contract. We may also withdraw or substitute funds, subject to the conditions in your Contract, compliance with regulatory requirements, and subject to SEC approval.
We do not guarantee that each fund will always be available for investment through the Contract. If we feel that investment in any of the funds has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another fund for existing and future investments. Whether a fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed funds. If you elected the dollar cost averaging, systematic Withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement fund, unless you request otherwise. If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions. The substitute or proposed replacement fund may have higher fees and charges than any fund it replaces.
Subject to SEC approval, we reserve the right to:
(1)	Deregister Separate Account B under the 1940 Act;
(2)	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;
(3)	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;
(4)	Restrict or eliminate any voting rights as to Separate Account B;
(5)	Combine Separate Account B with other accounts; and
(6)	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.
We will provide you with written notice before we make any of these changes.
We do not recommend or endorse any particular fund, and we do not provide investment advice.
Fixed Interest Allocation (The Fixed Account or Fixed Interest Division)
The Fixed Interest Allocation option that may be available through your Contract is the Fixed Account. The Fixed Account is a segregated asset account which contains the assets that support a Contract Owner’s investment in this option. See APPENDIX C and your Contract, including any endorsements and riders, for more information. In the event the Fixed Account is not available in your state, then the Fixed Interest Allocation is the Fixed Interest Division. Accordingly, see APPENDIX D, instead for more information. The Offering Brochure for the Fixed Interest Division is available by contacting Customer Service.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Material variations are described in APPENDIX M. Also see your Contract and endorsements and riders for details.

LIVING BENEFIT RIDERS
Some features and benefits of the Contract, if available, are available by rider for an additional charge. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see “CHARGES AND FEES – Optional Rider Charges” for information rider charges.

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The optional riders may not be available for all investors. Please check your application for the Contract to be sure. You should analyze each rider thoroughly and understand it completely before you select one. The optional riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific fund under the Contract. You should consult a qualified financial adviser in evaluating the riders. Customer Service may be able to answer your questions. The telephone number is (800) 366-0066.
The Contract has three living benefit riders offering protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which be appropriate if you are concerned that you may outlive your income; and
•	The Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which be appropriate if you are married and concerned that you and your spouse may outlive your income.
These living benefit riders are described further below. You may only add one living benefit rider to your Contract. You should not elect the LifePay Plus rider with multiple owners, unless the owners are spouses. More information about earlier versions of the guaranteed withdrawal benefit riders (including lifetime versions) is in the appendices.
Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)
The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions. The minimum guaranteed amount of annuity income will depend on the amount of premiums you pay during the first five Contract Years after you purchase the rider, the amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below), the MGIB Rate (as defined below), the adjustment for Special Fund or Excluded Fund transfers, and any Withdrawals you take while the MGIB rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the benefit under the MGIB rider.
Purchase. The MGIB rider is no longer available for purchase, including purchase by owners of existing Contracts.
Rider Date. The Rider Date is the date the optional benefit rider becomes effective. The Rider Date is also the Contract Date if you purchased the rider when the Contract was issued.
No Cancellation. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract’s Free Look Period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the Free Look Period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.
Termination. The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase. The MGIB rider automatically terminates if:
•	You annuitize, surrender or otherwise terminate your Contract during the accumulation phase;
•
You die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).
Rider Charge. The current charge we deduct under the MGIB Rider is 0.75% annually of the MGIB Charge Base. The MGIB Charge Base is the greater of (1) and (2) below, where:
(1)	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds (as defined below); and
	(c)	Is the MGIB Rollup Base for Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and
	(b)	Is the MGIB Ratchet Base for Excluded Funds.

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For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds, and the MGIB Ratchet Base for Excluded Funds, see the “Calculation of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.
Fund Categories. The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds. These fund categories apply to all calculations under the MGIB rider. Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”
Covered Funds are any investment options not designated as Special Funds or Excluded Funds. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been re-designated as a Covered Fund for all current and future investments.
The following investment options are currently designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	Voya Government Liquid Assets Portfolio; and
•	Fixed Interest Allocation.
Please note that the ProFunds VP Rising Rates Opportunity and Voya Limited Maturity Bond portfolios are also Special Funds, but closed to new allocations, effective April 30, 2007, and March 12, 2004, respectively. For Contracts with the MGIB rider purchased before August 21, 2006 (subject to availability), the Voya Intermediate Bond Portfolio was designated as a Special Fund.
No investment options are currently designated as Excluded Funds.
Fixed Allocation Funds Automatic Rebalancing. In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date, (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that a proportion of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
For Contracts with the MGIB rider purchased on and after August 21, 2006 (subject to availability), there is an allocation requirement. If the Contract Value in the Fixed Allocation Funds (as defined below) is less than a percentage of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the appropriate percentage of this amount is allocated to the Fixed Allocation Funds. This is called Fixed Allocation Funds Automatic Rebalancing and the percentage is stated in your Contract. Currently, the minimum Fixed Allocation Fund percentage is zero. Accepted Funds are excluded from this rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.
The MGIB Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund while the rider is in effect.
All funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the fund restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. By electing to purchase the MGIB rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the MGIB rider if you do not wish to have your Contract Value reallocated in this manner.
MGIB Benefit Base. The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and death benefits. Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below). On the MGIB Date, your MGIB Benefit Base is the greater of (1) and (2), where:
(1)	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the Contract Value allocated to Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and
	(b)	Is the Contract Value allocated to Excluded Funds.
The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds. This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.
Calculation of MGIB Rollup Bases. The Maximum MGIB Rollup Base is 250% of eligible premiums adjusted proportionally for Withdrawals, subject to availability (300% otherwise and for Contracts with the MGIB rider purchased before August 21, 2006). This means that the Maximum MGIB Rollup Base is reduced for Withdrawals by the same proportion that the withdrawal reduces the Contract Value. The Maximum MGIB Rollup Base is not allocated by fund category.
The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent Withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.
The MGIB Rollup Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent Withdrawals and transfers taken or made while the MGIB rider is in effect. The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.
The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent Withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter. The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges. It is not included in the MGIB Rollup Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that are excluded from the MGIB Rollup Bases.
The MGIB Rate is currently 7%. The MGIB Rate is an annual effective rate. We may, at our discretion, discontinue offering this rate. The MGIB Rate will not change for those Contracts that have already purchased the MGIB rider.
Withdrawals reduce each MGIB Rollup Base proportionally. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e. Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment). This means that the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds or the MGIB Rollup Base for Excluded Funds is reduced for Withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).

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When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a fund category will reduce the applicable MGIB Rollup Base for that fund category proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in the fund category. For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%. In a case where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300 rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.
In a case where the MGIB Rollup Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.
Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally. But the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: You pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.
Calculation of MGIB Ratchet Bases. The MGIB Ratchet Base for Covered Funds and Special Funds equals:
(1)	On the Rider Date, eligible premiums or the Contract Value (if the rider is added after the Contract Date) allocated to Covered Funds and Special Funds.
(2)	On each “quarterly anniversary date” prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:
(a) The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and
(b)
The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums, Withdrawals attributable to Covered Funds, Special Funds and transfers.

(3)
At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums, Withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds. The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges. It is not included in the MGIB Ratchet Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that are not added to the MGIB Ratchet Bases but are added to your Contract Value.
A “quarterly anniversary date” is the date three months from the Contract Date that falls on the same date in the month as the Contract Date. For example, if the Contract Date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.

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Withdrawals reduce each MGIB Ratchet Base proportionally. The percentage reduction in the MGIB Ratchet Base for each fund category (i.e. Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment). This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for Withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).
When you make transfers between Covered Funds or Special Funds and Excluded Funds, net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds. For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%. In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.
In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.
Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally. But the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: You pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.
MGIB Date. Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.
MGIB Annuity Income. Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C) applied to the then-current income factors in effect for the annuity option you selected; or

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX C) that would otherwise apply at annuitization.

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MGIB Income Factors. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract. Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider. Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract. The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract. The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance. If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider. Please see “APPENDIX G – Examples of Minimum Guaranteed Income Benefit Calculation.”
MGIB Annuity Options. Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. The MGIB must be exercised in the 30-day period prior any Contract anniversary. At your request, the Company may, at its discretion, extend the latest Annuity Start Date without extending the MGIB Date.
The following are the MGIB annuity options available under the MGIB Rider:
•	Income for Life (single life or joint life with 100% Survivor) and a fixed period;
•	Income for a fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.
Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.  Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.  See FEDERAL TAX CONSIDERATIONS.
Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider. This option may only be exercised in the 30-day period prior to a Contract anniversary. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced proportionally. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values. This means the Contract and MGIB rider values will be adjusted proportionally. See “Calculation of MGIB Rollup Bases” and “Calculation of MGIB Ratchet Bases,” above. Surrender charges will apply to amounts applied to partial annuitization.
Notification. On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.
Change of Owner and Annuitant. The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death. Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization. In such a case, a new Annuitant may be named in accordance with the provisions of your Contract. The MGIB Benefit Base is unaffected and continues to accumulate.
Death of Owner. The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.
The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract. The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.
The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above. Annuitizing using the MGIB may result in a more favorable stream of income payments, and different tax consequences, under your Contract. Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors. You should consider all of your options at the time you begin the income phase of your Contract.

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Important Note:
The information immediately below pertains to the form of the LifePay Plus and Joint LifePay Plus riders available for sale on and after April 28, 2008,through March 15, 2010, in states where approved. If this form of the LifePay Plus or Joint LifePay Plus rider is not yet approved for sale in your state, or if you purchased a prior version, please see APPENDIX J and APPENDIX K for more information.

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider
The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of the Annuitant, even if these Withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Eligibility. The Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80 (owner and Annuitant must age qualify). The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the rider effective date. The LifePay Plus rider is subject to broker/dealer availability. Please note that the LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
Contracts issued on and after November 1, 2004, are eligible for the LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have a living benefit rider. Or if your Contract already has the LifePay or LifePay Plus rider, then you may be eligible to elect this version of the LifePay Plus rider for a limited time. There is an election form for this purpose. Please contact Customer Service for more information.
Rider Effective Date. The rider effective date is the date that coverage under the LifePay Plus rider begins. If you purchase the LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the LifePay Plus rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.30%	0.85%
This quarterly charge is a percentage of the LifePay Plus Base. The current annual charge is 0.75% if this rider was purchased after April 28, 2008, and before January 12, 2009. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be pro-rated when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. Before January 12, 2009, we reserve the right to increase the charge for the LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.
No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s Free Look Period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the LifePay Plus rider.

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Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract. The LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the Annuitant’s death. The LifePay Plus Base is eligible for Annual Ratchets and 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009), and subject to adjustment for any Excess Withdrawals. The LifePay Plus rider has an allowance for Withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, Withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These Withdrawals will not incur surrender charges, or a negative Market Value Adjustment associated with any Fixed Account Allocations.
Say, for example, the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal is also a withdrawal after spousal confirmation of the Contract but before the LifePay Plus rider’s guarantees resume, which occurs on the next quarterly Contract anniversary following spousal continuation. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or by a Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustrations 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.
Please note that any Withdrawals before the rider effective date in the same Contract Year when the LifePay Plus rider is added after Contract issue are counted in summing up your Withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each Contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value. We call this recalculation the Annual Ratchet.
If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date). We call this recalculation a Quarterly Ratchet.

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Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of the rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome.
6% Compounding Step-Up. The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no Withdrawals during the preceding Contract Year – to equal the greatest of: (1) the current LifePay Plus Base; (2) the current Contract Value; and (3) the LifePay Plus Base on the previous Contract anniversary, increased by 6%, plus any premiums received and minus any Withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary. We call this recalculation a 6% Compounding Step-Up.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up.
Please note that there are no partial 6% Compounding Step-Ups. The 6% Compounding Step-Up is not pro-rated. So for existing Contracts to which this rider is attached (a post Contract issuance election), the first opportunity for a 6% Compounding Step-Up will not be until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up. The 7% Compounding Step-Up is not pro-rated.
Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary. Because on January 1, 2008, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a Step-up. Rather, the first opportunity for a Step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the Annuitant is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Plus Base or the current Contract Value. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.
The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59½ to 64
5%	65 to75
6%	76 to79
7%	80+

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If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Ages
5%	59½ to 69
6%	70 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Base is recalculated, for example, upon the Annual Ratchet or 6% Compounding Step-Up (Quarterly Ratchet or 7% Compounding Step-Up if this rider was purchased before January 12, 2009). Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to the Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for Withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time. Also, if the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The LifePay Plus rider allows for Withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional Withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See APPENDIX H, Illustration 3 for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustration 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See APPENDIX H, Illustration 4 for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.) You will no longer be entitled to make Withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: (1) the Contract will provide no further benefits (including death benefits) other than as provided under the LifePay Plus rider; (2) no further premium payments will be accepted; and (3) any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net Withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
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In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the Annuitant is age 59½. During this time, the LifePay Plus rider’s death benefit remains payable upon the Annuitant’s death. Also, the LifePay Plus Base remains eligible for the 6% Compounding Step-Ups (7% Compounding Step-Ups if this rider was purchased before January 12, 2009). Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.
You may elect to receive systematic Withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least a specified percentage of such Contract Value in the Fixed Allocation Funds, which percentage depends on the rider’s purchase date:
Rider Purchase Date	Fixed Allocation Fund Percentage
Currently	30%
Before January 12, 2009	25%
Before October 6, 2008	20%
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the specified percentage noted above of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds. The specified percentage depends on the rider’s purchase date. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner. Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.
LifePay Plus Death Benefit Base. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any Withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any Withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including Withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009).
In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death. Upon the Annuitant’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner. At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value, inclusive of the guaranteed death benefit – UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun. In this case, the LifePay Plus Base is recalculated to equal the greater of: (1) the Contract Value, inclusive of the guaranteed death benefit; and (2) the last calculated LifePay Plus Base, subject to a proportional adjustment for any Withdrawals before spousal continuation. Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly Contract anniversary following spousal continuation. Any Withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals. The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base (Quarterly Ratchets if this rider was purchased before January 12, 2009).
The Maximum Annual Withdrawal is also recalculated at the same time as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59 1∕2. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any Withdrawals before the owner’s death and spousal continuation are counted in summing up your Withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to the Contract Value before the Maximum Annual Withdrawal is first calculated. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any Withdrawals before spousal continuation of the rider.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.

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Change of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon any ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner pursuant to a court order.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your Withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Important Note:
The below information pertains to the form of the Joint LifePay Plus rider available for sale beginning on and after April 28, 2008, through March 15, 2010, in states where approved. If this form of the Joint LifePay Plus rider is not yet approved for sale in your state, or if you purchased a prior version, please see APPENDIX J and APPENDIX K for more information.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider
The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of both you and your spouse, even if these Withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are married and concerned that you and your spouse may outlive your income.
Eligibility. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the death benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below. The maximum issue age is 80. Both spouses must meet the issue age requirement. The issue age is the age of each owner on the rider effective date. The Joint LifePay Plus rider is subject to broker/dealer availability. Please note that the Joint LifePay Plus rider will not be issued unless the required owner, Annuitant and beneficiary designations are met, and until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
Contracts issued on and after November 1, 2004, are eligible for the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have a living benefit rider. Or if your Contract already has the Joint LifePay or Joint LifePay Plus rider, then you may be eligible to elect this version of the Joint LifePay Plus rider for a limited time. There is an election form for this purpose. Please contact Customer Service for more information.
Owner, Annuitant and Beneficiary Designations. For nonqualified Contracts: (1) joint owners must be spouses, and one of the owners the Annuitant; and (2) for a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary. Except as noted below for custodial IRAs, for qualified Contracts, there may only be one owner who must also be the Annuitant, and then the owner’s spouse must also be the sole primary beneficiary. Non-natural, custodial owners are only allowed with IRAs, and the Annuitant must be the beneficial owner of the custodial IRA, and. beneficiary designations for custodial IRAs are subject to the limits as for any other qualified Contract. The Annuitant must be the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse. We do not maintain individual owner and beneficiary designations for custodial IRAs. In no event are joint Annuitants allowed. We reserve the right to verify the date of birth and social security number of both spouses.

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Rider Effective Date. The rider effective date is the date that coverage under the Joint LifePay Plus rider begins. If you purchase the Joint LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the Joint LifePay Plus rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Active Spouse. An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider. There must be two Active Spouses when you purchase the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary. You cannot add an Active Spouse after the rider effective date. In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive). An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract, if allowed under the requirements of the Tax Code. Once an Active Spouse is deactivated, the spouse may not become an Active Spouse again. Specific situations that would result in a spouse being deactivated include:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.
An owner may also request that a spouse be deactivated. Both owners must agree when there are joint owners. However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason. So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes. Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract. See “Divorce” below for more information.
Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	1.05%
This quarterly charge is a percentage of the LifePay Plus Base. The current annual charge is 0.95% if this rider was purchased after April 28, 2008, and before January 12, 2009. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. Before January 12, 2009, we reserve the right to increase the charge for the Joint LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s Free Look Period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the Joint LifePay Plus rider.

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Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract (and your spouse is an Active Spouse). The Joint LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation your death by an Active Spouse). Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the Joint LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the last Active Spouse’s death. The LifePay Plus Base is eligible for Annual Ratchets and 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009), and subject to adjustment for any Excess Withdrawals. The Joint LifePay Plus rider has an allowance for Withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The Joint LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the Joint LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the Joint LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, Withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These Withdrawals will not incur surrender charges, or a negative Market Value Adjustment associated with any Fixed Account Allocations.
For example, the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustrations 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.
Please note that any Withdrawals before the rider effective date in the same Contract Year when the Joint LifePay Plus rider is added after Contract issue are counted in summing up your Withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each Contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value. We call this recalculation the Annual Ratchet.
If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date). We call this recalculation a Quarterly Ratchet.

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Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the Joint LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of the rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome.
6% Compounding Step-Up. The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no Withdrawals during the preceding Contract Year – to equal the greatest of: (1) the current LifePay Plus Base; (2) the current Contract Value; and (3) the LifePay Plus Base on the previous Contract anniversary, increased by 6%, plus any premiums received and minus any Withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary. We call this recalculation a 6% Compounding Step-Up.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up.
Please note that there are no partial 6% Compounding Step-Ups. The 6% Compounding Step-Up is not assessed proportionally. So for existing Contracts to which this rider is attached (a post Contract issuance election), the first opportunity for a 6% Compounding Step-Up will not be until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call the 7% Compounding Step-Up. The 7% Compounding Step-Up is not assessed proportionally.
Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the Joint LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary. Because on January 1, 2008, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the youngest Active Spouse is age 59 1∕2. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Plus Base or the current Contract Value. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•
The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary is an Active Spouse who elects to continue the Contract; or

•	The last Active Spouse dies.
The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.

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The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to75
6%	76 to79
7%	80+
If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 69
6%	70 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or 6% Compounding Step-Up (Quarterly Ratchet or 7% Compounding Step-Up if this rider was purchased before January 12, 2009). Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to the Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for Withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time. Also, if the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The Joint LifePay Plus rider allows for Withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional Withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See APPENDIX H, Illustration 3 for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustration 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See APPENDIX H, Illustration 4 for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the Joint LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the Joint LifePay Plus rider.) You will no longer be entitled to make Withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: (1) the Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider; (2) no further premium payments will be accepted; and (3) any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the last Active Spouse’s death.
If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net Withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the youngest Active Spouse is age 59½. During this time, the Joint LifePay Plus rider’s death benefit remains payable upon the last Active Spouse’s death. Also, the LifePay Plus Base remains eligible for the 6% Compounding Step-Ups (7% Compounding Step-Ups if this rider was purchased before January 12, 2009). Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base. If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.
You may elect to receive systematic Withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.
Investment Option Restrictions. While the Joint LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least a specified percentage of such Contract Value in the Fixed Allocation Funds, which depends on the rider’s purchase date:
Rider Purchase Date	Fixed Allocation Fund Percentage
Currently	30%
Before January 12, 2009	25%
Before October 6, 2008	20%
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The Joint LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

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Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds. The specified percentage depends on the rider’s purchase date. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base. See “LifePay Plus Base – Withdrawals and Excess Withdrawals” above. In the event of a divorce during Lifetime Automatic Periodic Benefit Status, for nonqualified Contracts there will be no change in the amount of your periodic payments and payments will continue until both spouses are deceased.  For qualified contracts, payments may continue, subject to the rules related to distributions on death.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Death of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charges pro-rated) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.
LifePay Plus Death Benefit Base. The Joint LifePay Plus rider has a death benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider: (1) on the Contract Date it is equal to the initial premium; or (2) after the Contract Date it is equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any Withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any Withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including Withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the Joint LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009).
In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death. Upon the last Active Spouse’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.

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Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract , if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, SO LONG AS the surviving spouse in an Active Spouse. At that time, the LifePay Plus Base is recalculated to equal the greater of: (1) the Contract Value, inclusive of the guaranteed death benefit; and (2) the last calculated LifePay Plus Base, subject to a proportional adjustment for any Withdrawals before spousal continuation.
The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any Withdrawals before the owner’s death and spousal continuation are counted in summing up your Withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to the Contract Value before the Maximum Annual Withdrawal is first calculated. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any Withdrawals before spousal continuation of the rider.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So, if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.
Change of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your Withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted.
Loans. No loans are permitted on Contracts with the Joint LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

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WITHDRAWALS
Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner. If you request a withdrawal for more than 90% of the Cash Surrender Value and the remaining Cash Surrender Value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of Withdrawals exceeds the Free Withdrawal Amount you will incur a surrender charge. The Free Withdrawal Amount is the total of (1) your cumulative earnings (which is your Contract Value less premium payments received and prior Withdrawals); and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.
You need to submit to us a request specifying the Fixed Interest Allocations or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested. If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the Guaranteed Interest Periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser. We will determine the Contract Value as of the close of business on the day we receive your withdrawal request at Customer Service. The Contract Value may be more or less than the premium payments made.
If any limitation allocations to the Restricted Funds has been exceeded, subsequent Withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal. So in this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all variable Subaccounts.
Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any Withdrawals you take while the optional benefit rider is in effect. Withdrawals may be subject to taxation and tax penalties.  Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1∕2 may result in a 10% penalty tax. See “FEDERAL TAX CONSIDERATIONS” for more details.
We offer the following three withdrawal options:
Regular Withdrawals
After the Free Look Period, you may make Regular Withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See APPENDIX C for more information the application of Market Value Adjustment.
Systematic Withdrawals
You may choose to receive automatic systematic withdrawal payments: (1) from the Contract Value in the Subaccounts in which you are invested; or (2) from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA Withdrawals. Systematic Withdrawals may be taken monthly, quarterly or annually. If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic Withdrawals from the Subaccounts in which you are invested, the systematic Withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested. If you do not have Contract Value allocated to a Restricted Fund and choose systematic Withdrawals on a non-proportional basis, we will monitor the Withdrawals annually. If you subsequently allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic Withdrawals proportionally from all Subaccounts in which Contract Value is invested. There is no additional charge for this feature.
You decide the date on which you would like your systematic Withdrawals to start. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your systematic Withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

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Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be: (1) a fixed dollar amount; or (2) an amount based on a percentage of the premiums not previously withdrawn from the Subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%
A fixed dollar systematic withdrawal of less than $100 on any withdrawal date will terminate your systematic withdrawal. Your fixed dollar systematic Withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic Withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.
If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the Subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.
We limit systematic Withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic Withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic Withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.
You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic Withdrawals, we will not adjust future Withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your Withdrawals in any Contract Year during which you have previously taken a regular withdrawal.
Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary’s lifetime (“stretch”). Stretch payments will be subject to the same limitations as systematic Withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic Withdrawals. Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Fixed Dollar Systematic Withdrawal Feature
You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments. Systematic Withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic Withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.
Fixed dollar systematic Withdrawals, which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code, may exceed the maximum percentage described above. Such Withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

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IRA Withdrawals
If you have a non-Roth IRA Contract and will be at least age 72 (age 70½ if born before July 1, 1949) during the current calendar year, you may elect to have distributions made to you to satisfy minimum distribution requirements imposed by federal tax law. IRA Withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs. We will send you a notice before your distributions commence. You may elect to take IRA Withdrawals at that time, or at a later date. You may not elect IRA Withdrawals and participate in systematic Withdrawals at the same time. If you do not elect to take IRA Withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may need to be made. Thus, if you are participating in systematic Withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.
You choose the frequency of your IRA Withdrawals (monthly, quarterly or annually) and the start date. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your IRA withdrawal will occur on the next business day after your Contract Date for your desired frequency.
You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100.
You may change the payment frequency of your IRA Withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.
An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic Withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.
On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provisions, the CARES Act suspends the minimum distribution requirements (RMDs) applicable to IRAs for the year 2020.  See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)
Between the end of the Free Look Period and the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a Contract Year, but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other funds may negatively impact your death benefit or rider benefits.
If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.
Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See “LIVING BENEFIT RIDERS.”
The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a Subaccount or a Fixed Interest Allocation. To make a transfer, you must notify Customer Service and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

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Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.
Limits on Frequent or Disruptive Transfers
The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all Contract Owners.
This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.
Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.
Excessive Trading Policy. We provide multi-fund variable insurance and retirement products, have adopted an Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.
We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.
We currently define Excessive Trading as:
•
More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same fund within a twelve month period.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new premium payments, Withdrawals and loans);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us or a fund.

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If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.
If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those which involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.
Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.
We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.
Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.
We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of Contract Owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying fund.
Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.
Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

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Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the Contract. Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding Contract Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.
As a result of this information sharing, a fund company may direct us to restrict a Contract Owner’s transactions if the fund determines that the Contract Owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or Contract Value to the fund or all funds within the fund family.
Dollar Cost Averaging
You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Allocation, subject to availability, starting 30 days after the Contract Date. These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to the Subaccounts you specify. There is no additional charge for dollar cost averaging. Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic Withdrawals.
We also may offer dollar cost averaging Fixed Interest Allocations for durations of six months and one year, subject to availability, exclusively for use with the dollar cost averaging program.
The dollar cost averaging program is designed to lessen the impact of market fluctuation your investment. Since we transfer the same dollar amount to other Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Dollar cost averaging requires a minimum monthly transfer amount of $100. We will transfer all your money allocated to that source account into the Subaccount(s) you specify in equal payments over the relevant duration. The last payment will include earnings accrued over duration. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.
Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a dollar cost averaging Fixed Interest Allocation and there is money remaining in the dollar cost averaging Fixed Interest Allocation, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Allocation.
If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested on a proportional basis, subject to any fund purchase restrictions. The transfer date is the same day each month as your Contract Date. If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.
Transfers under the dollar cost averaging program must be in compliance with the investment restrictions for the living benefit riders. If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

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You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described above in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional Subaccounts or Fixed Interest Allocations as part of or withdraw any Subaccount or Fixed Interest Allocation from the dollar cost averaging program, stop offering dollar cost averaging Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.
Automatic Rebalancing
If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the Free Look Period. Automatic rebalancing is subject to any fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers. There is no additional charge for this feature.
You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.
We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the Subaccounts to maintain the investment blend of your selected Subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to Fixed Account II. The program may be used in conjunction with the systematic withdrawal option only if Withdrawals are taken proportionally.
To participate in automatic rebalancing, send satisfactory notice to Customer Service. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis. Additional premium payments and partial Withdrawals made proportionally will not cause the automatic rebalancing program to terminate.
The Company may change or discontinue the automatic rebalancing program at any time.

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DEATH BENEFIT CHOICES
Death Benefit During the Accumulation Phase
During the accumulation phase, a death benefit (and Earnings Multiplier Benefit, if elected) is payable when either the Contract Owner, or the first of joint owners or the Annuitant (when a Contract Owner is not an individual) dies before the Annuity Start Date. Assuming you are the Contract Owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”). If there is a beneficiary who is not the spouse of the Contract Owner, the value of the death benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the claim date until the date of payment. If the spouse is the sole beneficiary of the Contract Owner, the value of the death benefit will remain allocated to the investment options in which Contract Value is allocated on the claim date and may be subject to market performance, positive or negative, from the claim date until the date of payment. If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. If there is a beneficiary who is not the spouse of the Contract Owner, the value of the death benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment. If the spouse is the sole beneficiary of the Contract Owner, the value of the death benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment. Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “Systematic Withdrawals,” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner. If so, such rights or options will not be available to the beneficiary.
If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally distribute death benefit proceeds within seven days after Customer Service has received sufficient information to make the payment. For information required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs). Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.
You may choose one of the following Death Benefits: (1) the Standard Death Benefit; (2) the Quarterly Ratchet Enhanced Death Benefit; or (3) the Max 7 Enhanced Death Benefit. The Standard Death Benefit is available SO LONG AS both the Annuitant and the Contract Owner are age 80 or younger at the time of application. Either the Quarterly Ratchet Enhanced Death Benefit or the Max 7 Enhanced Death Benefit is available SO LONG AS both the Contract Owner and the Annuitant (if the Contract Owner is not an individual) are age 79 or younger at the time of application AND you purchase the LifePay Plus rider or Joint LifePay Plus rider (or the version of the lifetime guaranteed withdrawal benefit rider available to you). Otherwise, the maximum issue age is 75 for a Contract with the Quarterly Ratchet Enhanced Death Benefit or the Max 7 Enhanced Death Benefit. Before April 28, 2008, the maximum issue age was 79 for a Contract with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit are available only at the time you purchase your Contract. Neither the Quarterly Ratchet Enhanced Death Benefit nor Max 7 Enhanced Death Benefit is available when a Contract is owned by joint owners. Not all death benefits are available in every state. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.
Once you choose a death benefit, you cannot change it. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The LifePay Plus and Joint LifePay Plus riders may also affect the death benefit.
The death benefit may be subject to certain mandatory distribution rules required by federal tax law.
In all cases described below, the amount of the death benefit could be reduced by premium taxes owed and Withdrawals not previously deducted.
Base Death Benefit. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.

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Standard Death Benefit. The Standard Death Benefit equals the greater of:
•	The Base Death Benefit; and
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.
The Standard MGDB allocated to Covered Funds equals premium payments allocated to Covered Funds less proportional adjustments for any Withdrawals and transfers.
The Standard MGDB allocated to Excluded Funds equals premium payments allocated to Excluded Funds less proportional adjustments for any Withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the Standard MGDB proportionally. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Transfers among Fund categories do not reduce the overall Standard MGDB.
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Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a proportional basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

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Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds proportionally. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the decrease in the Standard MGDB in Excluded Funds.

Enhanced Death Benefit Options. The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit. The Enhanced Death Benefit options enable you to lock in positive investment performance. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. The criteria to lock are different. The Quarterly Ratchet Enhanced Death Benefit locks quarterly. The Max 7 Enhanced Death Benefit also locks quarterly, but it also has an element that locks annually at a specified interest rate. Your death benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements. Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate, besides the additional charge. The Enhanced Death Benefit options are explained further below.
Allocation restrictions apply for purposes of determining death benefits. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit. We may, with 30 days’ notice to you, designate any fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund.
For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.
The Quarterly Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Quarterly Ratchet Minimum Guaranteed Death Benefit (“Quarterly Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB.
The Quarterly Ratchet MGDB allocated to Covered Funds on the Contract Date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the Contract Date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, and partial Withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, and partial Withdrawals attributable to Covered Funds, and transfers.

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The Quarterly Ratchet MGDB allocated to Excluded Funds on the Contract Date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
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The Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, and partial Withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, and partial Withdrawals attributable to Excluded Funds, and transfers.
Withdrawals reduce the Quarterly Ratchet MGDB proportionally. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Net transfers from Covered Funds to Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds proportionally. The increase in the Quarterly Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds proportionally. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds.
The Max 7 Enhanced Death Benefit equals the greater of the 7% Solution Enhanced Death Benefit or the Quarterly Ratchet Enhanced Death Benefit described above. Each Enhanced Death Benefit is determined independently of the other at all times.
The 7% Solution Death Benefit Element is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	➢	2.5 times all premium payments, adjusted for Withdrawals (the “cap”); and
	➢	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.
For Contracts issued prior to August 21, 2006, the cap is three times all premium payments, adjusted for Withdrawals.
For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:
•	Voya Government Liquid Assets Portfolio; and
•	Fixed Interest Allocation.
The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007.
For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.
The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.
For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been redesignated as a Covered Fund for all current and future investments.
Covered Funds are all investment options not designated as Special Funds or Excluded Funds. No investment options are currently designated as Excluded Funds.
The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for Withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.
The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for Withdrawals and transfers. There is no accumulation of 7% MGDB allocated to Special Funds.
The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

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Withdrawals reduce the 7% MGDB proportionally. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total Contract Value resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the Funds will reduce the 7% MGDB in the Funds proportionally. The increase in the 7% MGDB allocated to the fund category to which the transfer is being made will equal the decrease in the fund category from which the transfer is being made.
In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and Withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Earnings Multiplier Benefit Rider. The Earnings Multiplier Benefit rider is an optional rider available only for nonqualified Contracts that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next Contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the “rider effective date.”
If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for Withdrawals (“Maximum Base”). Currently, if added at issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) the Maximum Base; and (2) the Contract Value on the Claim Date minus premiums adjusted for Withdrawals. If added after issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) 150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent Withdrawals; and (2) the Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums adjusted for subsequent Withdrawals. The adjustment to the benefit for Withdrawals is proportional, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.
There is an extra charge for the Earnings Multiplier Benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.
The rider is available for both nonqualified and qualified Contracts. Please see the discussions of possible tax consequences in “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits,” in this prospectus.
Death Benefit During the Income Phase
Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or the Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

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Continuation After Death – Spouse
If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the beneficiary, if allowed under the requirements under the Tax Code and such surviving spouse elects to continue the Contract as his or her own, the following will apply:
•
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value. We will allocate such addition to the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor. Such addition to Contract Value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The death benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes;
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If you elect the Quarterly Ratchet Death Benefit or the Max 7 Enhanced Death Benefit and the new or surviving owner is attained 89 or less, ratchets will continue, (or resume if deceased owner had already reached age 90) until the new or surviving owner reaches age 90. If you elected the Max 7 Enhanced Death Benefit, the new or surviving owner is attained age 79 or less, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the cap or the attained age of 80 is reached;

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At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner. Any premiums paid later will be subject to any applicable surrender charge;

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If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor; and

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The Earnings Multiplier Benefit rider will continue if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original Rider Date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Continuation After Death – Not a Spouse
If the beneficiary or surviving joint owner is not the spouse of the owner, the Contract may defer payment of the death benefit subject to Tax Code section 72(s) or 401(a)(9), as applicable. See next section, “Required Distributions Upon Contract Owner’s Death.”
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value. Such addition will be allocated to the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless we are directed otherwise. If there is no Contract Value in any Subaccount, the addition will be allocated to the Voya Government Liquid Assets Portfolio, or its successor.
The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived. No additional premium payments may be made.
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor. The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.
Required Distributions Upon Contract Owner’s Death
Nonqualified Contracts. We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.
If any Contract Owner of a nonqualified Contract dies before the Annuity Start Date, we will distribute the death benefit payable to the beneficiary as follows: (1) the death benefit must be completely distributed within five years of the Contract Owner’s date of death; or (2) the beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the death benefit in the form of an annuity from us, provided that: (a) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (b) such distributions begin not later than one year after the Contract Owner’s date of death.

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Notwithstanding (1) and (2) above, if the sole Contract owner’s beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death. Upon receipt of such election from the spouse at Customer Service: (a) all rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease; (b) the spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and (c) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph.
If the owner’s beneficiary is not a spouse, the distribution provisions described in subparagraphs (1) and (2) above, will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.
Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary (“stretch”). “Stretch” payments will be subject to the same limitations as systematic Withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic Withdrawals.
If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the death benefit to the owner’s beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.
If a Contract Owner dies after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.
If a Contract has joint owners, we will consider the date of death of the first joint owner as the death of the Contract Owner, and the surviving joint owner will become the beneficiary of the Contract. If any Contract Owner is not an individual, the death of an Annuitant shall be treated as the death of a Contract Owner.
Qualified Contracts.  We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code. While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

THE ANNUITY OPTIONS
Annuitization of Your Contract
If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an income plan. Four fixed payment annuity options are currently available. We will make these payments under the annuity option you choose. You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date. Living benefit riders automatically terminate when the income phase of your Contract begins. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met. The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders. Except as provided under certain riders, there is no death benefit after the Annuity Start Date.
Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the Required Minimum Distribution rules. See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”
You may also elect an annuity option surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the Annuity Start Date. If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option. In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

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The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.
For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the funds and interest credited to the Fixed Interest Allocations.
Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Payments under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option. We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing by 1,000. The applicable payment factor will depend on: (1) the annuity option; (2) payment date; (3) the frequency of payments you choose; and (4) the age of the Annuitant or beneficiary (and gender, where appropriate under applicable law). Surrender charges might apply depending on the annuity options. As a general rule, more payments will result in smaller individual payments. Likewise, payments that are anticipated over a longer period of time will also result in smaller individual payments. Because our current annuity options provide only for fixed payments, subsequent payments will not differ from the amount of your first annuity payment.
Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not a natural person, such as a corporation; or
•	Any income payment would be less than the minimum annuity income payment allowed.
Selecting the Annuity Start Date
You select the Annuity Start Date, which is the date on which the annuity payments commence. Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 90th birthday, or ten years from the Contract Date, if later, but in no event later than the Annuitant’s 95th birthday. Subject to the required minimum distribution rules under the Tax Code, if, on the Annuity Start Date, a surrender charge remains, the elected annuity option must include a period certain of at least five years.
If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.
If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see “FEDERAL TAX CONSIDERATIONS” and the SAI. You should consult a tax and/or legal adviser for tax advice before when selecting and Annuity Start Date.
Frequency of Annuity Payments
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.
Beneficiary Rights
A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner. If so, such options will not be available to the beneficiary. In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.
The Annuity Options
The Contract has four annuity options. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account. If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by government regulations. The MGIB annuity options available under the MGIB rider are different from the four options listed below. For additional information, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

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Option 1. Income for a Fixed Period. Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the Cash Surrender Value or Contract Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Contract Owner reaches age 59½.
Option 2. Income for Life with a Period Certain. Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date. Amounts for ages not shown in the Contract are available if you ask for them.
Option 3. Joint Life Income. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the Contract Owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.
Option 4. Annuity Plan. Under this option, your Contract Value can be applied to any other annuitization plan that we choose to offer on the Annuity Start Date. Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.
Payment When Named Person Dies
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law. The amounts we will pay are determined as follows:
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For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2;

•	For Option 3, no amounts are payable after both named persons have died; and
•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

OTHER CONTRACT PROVISIONS
Reports to Contract Owners
We confirm purchase, transfer and withdrawal transactions usually within five business days of processing. We may also send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the Contract Value, Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value. You have 30 days to notify Customer Service of any errors or discrepancies. We will notify you when any shareholder reports of the funds in which Separate Account B invests are available. We will also send any other reports, notices or documents we are required by law to furnish to you.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances: (1) on any business day when the NYSE is closed (except customary weekend and holiday closings); (2) when an emergency exists as determined by the SEC; or (3) during any other periods the SEC may, by order, permit for the protection of investors.
The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.
Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

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In Case of Errors in Your Application
If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.
Assigning the Contract as Collateral
You may assign a nonqualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax and/or legal adviser for tax advice. You must give us satisfactory written notice at Customer Service in order to make or release an assignment. We are not responsible for the validity of any assignment.
Contract Changes – Applicable Tax Law
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations. We will give you advance notice of such changes.
Free Look
You may cancel your Contract within your ten-day Free Look Period. We deem the Free Look Period to expire 15 days after we mail the Contract to you. Some states may require a longer Free Look Period. To cancel, you need to send your Contract to Customer Service or to the agent from whom you purchased it. We will refund the greater of the Contract Value (which may be more or less than the premium payments you paid) or, if required by your state, the original amount of your premium payment. In no event does the Company retain any investment gain associated with a Contract that is free looked. For purposes of the refund during the Free Look Period: (1) we adjust your Contract Value for any Market Value Adjustment (if you have invested in the Fixed Account); and (2) then we include a refund of any charges deducted from your Contract Value. Because of the market risks associated with investing in the funds and the potential positive or negative effect of the Market Value Adjustment, the Contract Value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the Contract Value) in which case you will not be subject to investment risk during the Free Look Period. In these states, your premiums designated for investment in the Subaccounts will be allocated during the Free Look Period to a Subaccount specially designated by the Company for this purpose (currently, the Voya Government Liquid Assets Portfolio). We may, in our discretion, require that premiums designated for investment in the Subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated Subaccount during the Free Look Period. Your free look rights depend on the laws of the state in which you purchase the Contract. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your Contract Value at the close of business on the day we void your Contract. If you keep your Contract after the Free Look Period and the investment is allocated to a Subaccount specially designated by the Company, we will put your money in the Subaccount(s) chosen by you, based on the Accumulation Unit Value next computed for each Subaccount, and/or in the Fixed Interest Allocation chosen by you.
Special Arrangements
We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.
Selling the Contract
Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, is the principal underwriter and distributor of the Contract as well as for our other contracts. Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Directed Services LLC does not retain any commissions or compensation paid to it by VIAC for Contract sales. Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”). Selling firms are also registered with the SEC and are FINRA member firms.

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Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts. Registered representatives of the selling firms who solicit sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.
Directed Services LLC pays selling firms for past Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 6.0% of premium payments. In addition, it may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 6.0% of total premium payments.
Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria. These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.
In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers. These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.
We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.
Directed Services LLC may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”
We do not pay any additional compensation the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.
This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts. It is important for you to know that the payment of volume- or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also provide a financial incentive to promote one of our contracts over another.

OTHER INFORMATION
Order Processing
In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.
Voting Rights
We will vote the shares of a fund owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a fund in our own right, we may decide to do so.

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We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the fund in which a Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a fund shareholder meeting. We will ask you for voting instructions by mail at least ten days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Subaccount. We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.
State Regulation
We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.
Legal Proceedings
We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’s (“DSL”) ability to distribute the Contract or upon the separate account.
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Litigation. Notwithstanding the foregoing, the Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

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Regulatory Matters. As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company and DSL to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s or DSL’s results of operations or cash flows in a particular quarterly or annual period.

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EDERAL TAX CONSIDERATIONS
Introduction
The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect Contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.
You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.  When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified
The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).
Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to Contracts funding qualified plans. You may not deduct the amount of your premium payments to a nonqualified Contract. Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.
Qualified Contracts. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code. Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f). Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.
Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans.  These changes are discussed below under Taxation of Qualified Contracts. The CARES Act does not change the tax rules applicable to nonqualified contracts.

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Taxation of Nonqualified Contracts
Taxation of Gains Prior to Distribution or Annuity Starting Date
General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the Contract Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
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Diversification. Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

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Investor Control. Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable Contract Owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

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Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

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Non-Natural Owners of a Nonqualified Contract. If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract Value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable Withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the Annuitant is treated as the death of the Contract Owner for purposes of the required distribution rules described above; and

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Delayed Annuity Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions
General. When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any surrender charge) immediately before the distribution over the Contract Owner’s investment in the Contract at that time. A Market Value Adjustment, if applicable, could increase the Contract Value. Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.
In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract.

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10% Penalty Tax. A distribution from a nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
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Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.
The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.
Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.
If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any “investment in the contract” made after August 13, 1982.
In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial Withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.
Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.
Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.
Death Benefits. Subject to the Tax Code section 72(s) or 401(a)(9), as applicable, amounts may be distributed from a Contract because of your death or the death of the Annuitant. Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.
If your death occurs after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.
If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

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If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies or is changed, the same rules apply as outlined above for the death of the Contract Owner.
Generally, amounts distributed from a Contract because of your death or the death of the Annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.
Special rules apply to amounts distributed after a beneficiary has elected to maintain the Contract Value and receive payments.
If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the Annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
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If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a death benefit that may exceed the greater of the premium payments and the Contract Value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.
Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the Contract Value of a nonqualified Contract is treated as a distribution of such amount or portion. If the entire Contract Value is pledged or collaterally assigned, subsequent increases in the Contract Value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).
If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “Cash Surrender Value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.
The designation of an Annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.
Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.
Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same Contract Owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.
Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.
Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

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Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.
If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation prior to processing any requested transaction.
If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Taxation of Qualified Contracts
Temporary Rules under the CARES Act
As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor.  You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.
Required Minimum Distributions.  The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020.  The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.
This relief applies both to lifetime and post-death minimum distributions due in 2020.  In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Death” applies, the 5-year period is determined without regard to calendar year 2020.  It is unclear whether this special exception extends to the 10-year period also described below under that same heading.
Distributions.  The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below).  The relief:
•	Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
•	Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
•	Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
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Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

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Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements.  The relief is limited to aggregate distributions of $100,000.  The relief applies to such distributions made at any time during the 2020 calendar year.
Plan Loans.  The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below):
•
For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•	The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

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Individuals Eligible for Withdrawal and Loan Relief.  Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act.  A “qualified individual” is an individual in one of the following categories:
•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
•	The individual’s spouse or dependent is diagnosed with such virus or disease; or
•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above
Eligible Retirement Plans and Programs
The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans. Sections 401(a), 401(k), and 403(a) of the Tax code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRA qualification requirements; and

•
457 Plans. Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). A 457 plan may be either a 457(b) plan or a 457(f) plan. Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account. There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of qualified plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.
Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12 month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

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Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.
You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made. Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as Roth IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRS qualification requirements.
Taxation
The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e., annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.
Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.
Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract owners, sponsoring employers, participants, Annuitants and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.
Contract owners, sponsoring employers, participants, Annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.
Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.
Contributions
In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

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401(a), 401(k), 403(a) and 403(b) Plans. The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $57,000 (2020). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.
This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $19,500 (2020). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.
Contributions and premium payments to your account(s) will generally be excluded from your gross income.
Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$6,500 (2020); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.
Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2020, the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.
You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2020, the contribution to a Roth IRA cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.
Distributions – General
Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including Withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.
Section 401(a), 401(k), 403(a) and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.
A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.
Traditional IRAs. All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.
10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k), 403(a) or 403(b) plan (collectively, qualified plans). The Tax Code also imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

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Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.
Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).
The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.
Roth IRAs. A qualified distribution from a Roth IRA is not includible in gross income. A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	➢	Made on or after the date on which the owner attains age 59 1∕2;
	➢	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	➢	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	➢	A qualified first time homebuyer distribution (within the meaning of the Tax Code).
If a payment or a distribution from a Roth account is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above. Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account.
Distributions — Eligibility
Distributions generally may occur only upon the occurrence of certain events. The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution from the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

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401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½ ; or
•	Termination of the plan.
Such distributions remain subject to other applicable restrictions under the Tax Code.
401(k) Plans. Subject to the terms of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59 1∕2;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
403(b) Plans. Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings on such contributions restricted under Tax Code Section 403(b)(11) generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59 1∕2;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (for 2018 and earlier, contributions only, not earnings);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.
If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).
Before we process a withdrawal request to confirm with your 403(b) plan sponsor or otherwise, that the Withdrawals you request from a 403(b) Contract comply with applicable tax requirements.
Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs)
To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

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Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a) or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70 ½ if born before July 1, 1949); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.
Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.
50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.
Roth IRAs. Required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.
Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)
Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.  The death benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.  The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.
Prior Law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”).  If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
The New Law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity).  However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules.  In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).  In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

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If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule).  However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases.  You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.
More generally, the new law applies if you die after 2019, subject to several exceptions.  In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020.  However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death.  Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner.  Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.
Certain transition rules may apply.  Please consult your tax adviser.
Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects.  The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.  In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.  You should consult a professional tax adviser for tax advice as to your particular situation
Withholding
In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract. In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.
401(a), 401(k), 403(a) and 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.
Assignment and Other Transfers
401(a), 401(k), 403(a) and 403(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan; or
•	The enforcement of a federal income tax lien or levy.
IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

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Tax Consequences of Living Benefits and Enhanced Death Benefits
Living Benefits. Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.
Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the Contract Value that applies. Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes. Please consult your tax and/or legal adviser about the tax consequences of living benefits.
Payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes. A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start. Any Withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal. This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments. Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.
For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the death benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg. section 1.401(a)(9)-6 as the death benefit under these riders could be viewed as providing an increasing benefit.  Please consult your legal and/or tax adviser about the tax consequences of living benefits death benefits.
Enhanced Death Benefits. The Contract offers a death benefit that may exceed the greater of premium payments and the Contract Value. It is possible that the IRS could characterize such a death benefit as other than an incidental death benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available death benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract. Please consult your legal and/or tax adviser about the tax consequences of enhanced death benefits.
Same-Sex Marriages
If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. Please consult your tax and/or legal adviser for further information about this subject.

73

Possible Changes in Taxation
Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). In this regard, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provision, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  See “Taxation of Qualified Contracts” for more details.  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.
Taxation of the Company
We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.
We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.
In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your Contract Value invested in the Subaccounts.

74

APPENDIX A

CONDENSED FINANCIAL INFORMATION
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables show the Condensed Financial Information (accumulation unit values and number of units outstanding for the indicated periods) for each subaccount of Separate Account B under the Contract with the lowest and highest combination of asset-based charges. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information. Complete information is available in the SAI. Contact Customer Service to obtain your copy of the SAI free of charge.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31	$9.53
Value at end of period	$14.28	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31
Number of accumulation units outstanding at end of period	5,066,325	6,119,983	6,996,515	8,664,609	10,146,226	11,809,955	13,043,592	13,195,463	14,658,436	14,545,662
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13	$7.79
Value at end of period	$13.27	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13
Number of accumulation units outstanding at end of period	5,914,708	5,596,520	6,479,748	7,999,553	9,507,797	3,326,376	3,553,623	3,776,108	4,036,972	4,398,876
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70	$16.94
Value at end of period	$15.26	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70
Number of accumulation units outstanding at end of period	2,423,415	3,183,266	2,974,048	4,119,413	4,627,796	5,330,177	6,262,749	6,109,676	7,655,564	7,999,039
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
A-1

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93	$12.36
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653	1,082,965
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11	$22.72
Value at end of period	$22.97	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11
Number of accumulation units outstanding at end of period	104,699	115,818	131,571	146,923	175,121	213,469	274,726	378,445	463,361	595,343
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84	$8.32
Value at end of period	$12.08	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84
Number of accumulation units outstanding at end of period	3,375,103	3,418,308	3,995,871	5,389,089	5,273,239	5,808,995	6,917,396	7,030,422	7,346,128	6,256,899
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343

A-2

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85	$9.49
Value at end of period	$16.66	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85
Number of accumulation units outstanding at end of period	505,619	608,093	689,431	850,881	1,017,120	1,199,879	1,384,244	1,576,114	1,763,062	1,961,059

A-3

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25	$53.29
Value at end of period	$132.71	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25
Number of accumulation units outstanding at end of period	104,906	123,213	140,103	203,191	252,122	319,442	412,408	481,849	575,703	675,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36	$26.47
Value at end of period	$61.07	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36
Number of accumulation units outstanding at end of period	516,460	615,558	703,489	837,388	956,646	1,110,697	1,334,073	1,464,057	1,747,429	2,059,675
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52	$20.67
Value at end of period	$29.83	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52
Number of accumulation units outstanding at end of period	1,221,421	1,451,508	1,680,669	2,136,235	2,491,137	2,828,949	3,257,286	3,572,154	3,601,771	3,721,910
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38	$8.56
Value at end of period	$23.69	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38
Number of accumulation units outstanding at end of period	449,953	543,043	664,025	875,198	1,100,503	1,353,541	1,923,801	1,723,331	1,622,804	1,415,034

A-4

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92	$12.74
Value at end of period	$37.84	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92
Number of accumulation units outstanding at end of period	0	798,587	869,153	1,234,769	1,470,952	1,635,806	1,942,461	1,734,757	1,899,433	2,114,063
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80	$46.07
Value at end of period	$120.48	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80
Number of accumulation units outstanding at end of period	2,622,928	3,009,879	3,519,909	4,380,841	4,905,548	5,469,024	6,127,711	6,556,997	7,077,206	7,593,076
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97	$27.32
Value at end of period	$65.09	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97
Number of accumulation units outstanding at end of period	0	815,375	958,143	1,314,400	1,493,918	1,766,295	2,183,982	2,465,852	2,820,631	3,008,352
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392

Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16	$9.44
Value at end of period	$13.37	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16
Number of accumulation units outstanding at end of period	3,895,683	4,569,478	5,173,204	5,827,444	6,487,425	7,001,985	7,660,611	8,364,885	9,163,770	9,731,707
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00	$7.70
Value at end of period	$12.41	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00
Number of accumulation units outstanding at end of period	3,036,992	2,708,524	3,067,180	3,635,796	4,206,090	1,315,959	1,351,286	1,712,067	1,959,001	2,253,901
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76	$15.05
Value at end of period	$12.82	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76
Number of accumulation units outstanding at end of period	1,551,939	1,531,742	1,961,634	2,477,085	2,506,704	2,588,669	2,922,458	3,294,219	4,195,103	3,726,691

A-5

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78	$8.31
Value at end of period	$11.41	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78
Number of accumulation units outstanding at end of period	2,461,092	2,790,596	2,922,347	3,508,193	4,109,542	4,335,215	4,738,284	5,638,432	5,987,264	4,845,565

A-6

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
A-7

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57	$9.29
Value at end of period	$15.43	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57
Number of accumulation units outstanding at end of period	335,289	384,455	422,162	521,289	608,935	690,682	784,722	867,714	962,296	1,076,870
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41	$47.34
Value at end of period	$111.50	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41
Number of accumulation units outstanding at end of period	53,845	63,981	69,784	93,636	118,146	136,468	175,758	216,917	238,603	276,898
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63	$24.14
Value at end of period	$52.67	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63
Number of accumulation units outstanding at end of period	224,312	265,329	283,597	362,462	366,535	409,287	445,657	448,249	490,438	539,995

A-8

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82	$19.34
Value at end of period	$26.40	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82
Number of accumulation units outstanding at end of period	1,118,195	1,251,408	1,385,405	1,527,529	1,672,345	1,904,955	1,897,428	2,024,486	2,027,389	2,059,178
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37	$13.57
Value at end of period	$35.52	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37
Number of accumulation units outstanding at end of period	252,871	288,243	334,805	415,316	495,059	609,871	803,006	661,980	568,733	521,278
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17	$12.21
Value at end of period	$34.28	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17
Number of accumulation units outstanding at end of period	0	700,599	586,069	751,720	826,459	862,533	1,038,536	943,783	913,590	808,465
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76	$40.93
Value at end of period	$101.23	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76
Number of accumulation units outstanding at end of period	1,639,709	1,821,182	2,022,180	2,448,998	2,587,016	2,779,401	2,968,270	3,000,745	3,106,109	3,316,794
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36	$24.27
Value at end of period	$54.69	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36
Number of accumulation units outstanding at end of period	0	558,477	602,346	701,040	719,617	790,309	882,232	911,304	947,023	928,683
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

A-9

APPENDIX B
The Funds
The following funds are closed to new premiums and transfers. Contract owners who have value in any of the funds listed below may leave their Contract Value in these investments.

Closed Funds
Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Voya Index Plus SmallCap Portfolio (Class S)
ProFund VP Bull	Voya International Index Portfolio (Class S)
ProFund VP Europe 30	Voya Large Cap Growth Portfolio (Class S)
ProFund VP Rising Rates Opportunity	Voya Limited Maturity Bond Portfolio (Class S)
Voya Growth and Income Portfolio (Class S)	Voya SmallCap Opportunities Portfolio (Class S)
Voya High Yield Portfolio (Class S)	VY® Clarion Real Estate Portfolio (Class S)
Voya Index Plus LargeCap Portfolio (Class S)	VY® Invesco Equity and Income Portfolio (Class S)
Voya Index Plus MidCap Portfolio (Class S)	VY® JPMorgan Mid Cap Value Portfolio (Class S)

Open Funds
During the accumulation phase, you may allocate your premium payments and Contract Value to any of the open funds available under this Contract, plus any Fixed Interest Allocation that is available. The funds that are currently open and available for allocation are listed below in this appendix. You bear the entire investment risk for amounts you allocate to any fund, and you may lose your principal.
The investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the funds’ prospectuses for this and additional information.
Shares of the funds will rise and fall in value and you could lose money by investing in them. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Fund prospectuses may be obtained free of charge, from Customer Service at the address and telephone number listed in the prospectus, by accessing the SEC’s website or by contacting the SEC Public Reference Room. If you received a summary prospectus for any of the funds available through your Contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.
Certain funds offered under the Contract have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities.
Certain funds employ a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce a fund’s overall volatility and downside risk and, thereby, help us manage the risks associated with providing certain guarantees under the Contract.
Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change your investment strategy.

B-1

Fund Name Investment Adviser/Subadviser	Investment Objective
BlackRock Global Allocation V.I. Fund Investment Adviser: BlackRock Advisors, LLC	Seeks high total investment return.

Voya Balanced Income Portfolio (Formerly known as the VY® Franklin Income Portfolio) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize income while maintaining prospects for capital appreciation.

Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.

Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya International High Dividend Low Volatility Portfolio
(Formerly known as the VY® Templeton Foreign Equity Portfolio)

Investment Adviser: Voya Investments, LLC
Subadviser: Voya Investment Management Co. LLC
Seeks maximum total return.

Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

B-2

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.

Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.

Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.

Voya Retirement Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

Voya Retirement Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.

Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.

Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.

Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.

Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.

B-3

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.

Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.

Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide capital growth through a diversified asset allocation strategy.

Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.

Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

VY® Clarion Global Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	Seeks high total return consisting of capital appreciation and current income.

VY® Columbia Small Cap Value II Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	Seeks long-term growth of capital.

VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.

B-4

Fund Name Investment Adviser/Subadviser	Investment Objective
VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks long-term growth of capital and income.

VY® Invesco Oppenheimer Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.

VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.

VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	A non-diversified Portfolio that seeks long-term capital appreciation.

VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

VY® T. Rowe Price International Stock Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.

B-5

APPENDIX C
Fixed Account II
Fixed Account II (“Fixed Account”) is an optional Fixed Interest Allocation option offered during the accumulation phase of your variable annuity Contract. The Fixed Account, which is a segregated asset account of VIAC, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for Guaranteed Interest Periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with Guaranteed Interest Periods of that may vary by maturity, state of issue and rate. In addition, we may offer dollar cost averaging Fixed Interest Allocations, which are six-month and one-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional Guaranteed Interest Periods in some or all states, may not offer all Guaranteed Interest Periods on all Contracts or in all states and the rates for a given Guaranteed Interest Period may vary among Contracts. We set the interest rates periodically. We may credit a different interest rate for each Guaranteed Interest Period. The interest you earn in the Fixed Account as well as your principal is guaranteed by VIAC, as long as you do not take your money out before the maturity date for the applicable Guaranteed Interest Period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment. A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out. A surrender charge may also apply to Withdrawals from your Contract.
For Contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return your Contract for a refund as described in the Contract prospectus.
The Fixed Account
You may allocate premium payments and transfer your Contract Value to the Guaranteed Interest Periods of the Fixed Account during the accumulation period as described in the Contract prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the Guaranteed Interest Period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the Guaranteed Interest Period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the Guaranteed Interest Period. Each Guaranteed Interest Period ends on its maturity date which is the last day of the month in which the Guaranteed Interest Period is scheduled to expire.
Your Contract Value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any Withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the Guaranteed Interest Period you selected when we receive and accept your premium or reallocation of Contract Value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.
If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the Guaranteed Interest Period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction.
Guaranteed Interest Rates
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different Guaranteed Interest Periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates.
Transfers from a Fixed Interest Allocation
You may transfer your Contract Value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new Guaranteed Interest Periods, or to any of the Subaccounts of VIAC’s Separate Account B as described in the Contract prospectus on the maturity date of a Guaranteed Interest Period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Allocation to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.
Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect.

C-1

Withdrawals from a Fixed Interest Allocation
During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Allocation. You may make systematic Withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a Contract surrender charge. Be aware that Withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.
Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any Withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect.
Market Value Adjustment
A Market Value Adjustment may decrease, increase or have no effect on your Contract Value. We will apply a Market Value Adjustment: (1) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable Guaranteed Interest Period, or under the systematic withdrawal or dollar cost averaging program); and (2) if on the Annuity Start Date a Guaranteed Interest Period for any Fixed Interest Allocation does not end on or within 30 days of the Annuity Start Date.
A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.
Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account. More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.
If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.
In applying any Market Value Adjustment, each Fixed Interest Allocation will be considered separately −i.e., amounts allocated to the Fixed Account at different points in time, and earning different rates for different Guaranteed Interest Periods, will be considered separately. The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Allocation.
Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.
As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

C-2

Contract Value in the Fixed Interest Allocations
On the Contract Date, the Contract Value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Allocation as follows:
(1)	We take the Contract Value in the Fixed Interest Allocation at the end of the preceding business day;
(2)	We credit a daily rate of interest on 1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Allocation; and
(5)	We subtract from (4) any Withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.
Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract Value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of the Appendix.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment and any surrender charge. We guarantee the Cash Surrender Value of amounts allocate to the Fixed Account will never be less than the Floor Guarantee. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) we adjust for any Market Value Adjustment; and (3) we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.
Dollar Cost Averaging from Fixed Interest Allocations
You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Allocation with a Guaranteed Interest Period of one year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or Subaccounts selected by you.
The dollar cost averaging program is designed to lessen the impact of market fluctuation your investment. Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each Contract Year.
Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.
We may in the future offer additional Subaccounts or withdraw any Subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.
Suspension of Payments
We have the right to delay payment of amounts from a Fixed Interest Allocation for up to six months.

C-3

Market Value Adjustment Examples with Application of the Floor Guarantee
The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.
Examples #1 and #2 use the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract ;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
Step 2: Calculate the Floor Guarantee.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.
Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).
The amount paid will be the greater of (i) the calculated Fixed Account value after application of the MVA and (ii) the Floor Guarantee. Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330. The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.
The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee. The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1. Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.
Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.
Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee. In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%. The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)]. Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

C-4

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330. This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.
Example #3 uses the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract ;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.
In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%). On May 15, 2010, the Floor Guarantee is equal to $232,127. On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually. As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.
Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818). Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000). No negative MVA is assessed because the Effective MVA is 0%.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.
Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818. When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

C-5

APPENDIX D
Fixed Interest Division
A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.
Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact Customer Service at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.
You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

D-1

APPENDIX E
Surrender Charge for Excess Withdrawals Example
The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third Contract Year of 30% of the Contract Value of $35,000.
In this example, $8,000 (10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000) is the maximum Free Withdrawal Amount that you may withdraw without a surrender charge. The total amount withdrawn from the Contract would be $10,500 ($35,000 x .30). Therefore, $2,500 ($10,500 - $8,000) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 6% surrender charge of $150 ($2,500 x .06). The amount of the withdrawal paid to you will be $10,500, and in addition, $150 will be deducted from your Contract Value.
This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

E-1

APPENDIX F
Special Funds and Excluded Funds Examples
Example #1: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Special Funds.

7% MGDB if 50% invested in Special Funds
End of Yr	Covered	Special	Total
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% invested in Special Funds
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	1,501	—	1,501
7	1,606	—	1,606
8	1,718	—	1,718
9	1,838	—	1,838
10	1,967	—	1,967

7% MGDB if 100% invested in Special Funds
End of Yr	Covered	Special	Total
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

F-1

7% MGDB if transferred to Special Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403

7% MGDB if transferred to Covered Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403
Example #2: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Excluded Funds.

7% MGDB if 50% invested in Excluded Funds
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

F-2

7% MGDB if 0% invested in Excluded Funds				7% MGDB if 100% invested in Excluded Funds
	Covered				Excluded
End of Yr	7% MGDB	AV	Death Benefit	End of Yr	7% MGDB	AV	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600

Note:	AV are hypothetical illustrative values. Not a projection. “7% MGDB” for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (AV).

Transfer from Covered Funds to Excluded Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Note:
% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or a proportional portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

F-3

Transfer from Excluded Funds to Covered Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262

Note:
7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

F-4

APPENDIX G
Examples of Minimum Guaranteed Income Benefit Calculations
Example 1
Age		Contract without MGIB Rider	Contract with MGIB Rider between January 12, 2009 and March 15, 2010	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000
	Accumulation Rate	0.00%	0.00%	0.00%
	Rider Charge	0.00%	0.75%	0.75%
65	Contract Value	$100,000	$89,188	$89,188
	Contract Annuity Factor	4.69	4.69	4.69
	Monthly Income	$469.00	$418.29	$418.29
	MGIB Rollup	n/a	$196,715	$196,715
	MGIB Ratchet	n/a	$100,000	$100,000
	MGIB Annuity Factor	n/a	4.17	4.43
	MGIB Income	n/a	$820.30	$871.45
	Income	$469.00	$820.30	$871.45

Example 2
Age		Contract without MGIB Rider	Contract with MGIB Rider between January 12, 2009 and March 15, 2010	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000
	Accumulation Rate	3.00%	3.00%	3.00%
	Rider Charge	0.00%	0.75%	0.75%
65	Contract Value	$134,392	$122,065	$122,065
	Contract Annuity Factor	4.69	4.69	4.69
	Monthly Income	$630.30	$572.48	$572.48
	MGIB Rollup	n/a	$196,715	$196,715
	MGIB Ratchet	n/a	$122,065	$122,065
	MGIB Annuity Factor	n/a	4.17	4.43
	MGIB Income	n/a	$820.30	$871.45
	Income	$630.30	$820.30	$871.45

G-1

Example 3
Age		Contract without MGIB Rider	Contract with MGIB Rider between January 12, 2009 and March 15, 2010	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000
	Accumulation Rate	8.00%	8.00%	8.00%
	Rider Charge	0.00%	0.75%	0.75%
65	Contract Value	$215,892	$200,449	$200,448
	Contract Annuity Factor	4.69	4.69	4.69
	Monthly Income	$1,012.54	$940.11	$940.10
	MGIB Rollup	n/a	$196,715	$196,715
	MGIB Ratchet	n/a	$200,449	$200,448
	MGIB Annuity Factor	n/a	4.17	4.43
	MGIB Income	n/a	$835.87	$887.98
	Income	$1,012.54	$940.11	$940.10

Example 4
Age		Contract without MGIB Rider	Contract with MGIB Rider between January 12, 2009 and March 15, 2010	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000
	Accumulation Rate	9.78%	9.78%	9.78%
	Rider Charge	0.00%	0.75%	0.75%
65	Contract Value	$254,233	$236,665	$236,238
	Contract Annuity Factor	4.69	4.69	4.69
	Monthly Income	$1,192.35	$1,109.96	$1,107.96
	MGIB Rollup	n/a	$196,715	$196,715
	MGIB Ratchet	n/a	$236,665	$236,238
	MGIB Annuity Factor	n/a	4.17	4.43
	MGIB Income	n/a	$986.89	$1,046.53
	Income	$1,192.35	$1,109.96	$1,107.96
The Accumulation Rates shown under “Contract” are hypothetical and intended to illustrate various market conditions. These rates are assumed to be net of all fees and charges. Fees and charges are not assessed against the MGIB Rollup Rate.

G-2

APPENDIX H
LifePay Plus and Joint LifePay Plus Partial Withdrawal Amount Examples
The following example shows the adjustment to the Maximum Annual Withdrawal amount for a withdrawal before the Lifetime Withdrawal Phase has begun.
Illustration 1: Adjustment to the LifePay Plus Base for a withdrawal taken prior to the Lifetime Withdrawal Phase.
Assume the Annuitant is age 55 and the first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. Because the LifePay Plus Rider is not yet eligible to enter the Lifetime Withdrawal Phase, there is no Maximum Annual Withdrawal and the entire withdrawal is considered excess.
If the LifePay Plus Base and Contract Value before the withdrawal are $100,000 and $90,000, respectively, then the LifePay Plus Base will be reduced by 3.33% ($3,000 / $90,000) to $96,667 ((1 – 3.33%) * $100,000).
Any additional Withdrawals taken prior to the Annuitant reaching age 59½ will also result in an immediate proportional reduction to the LifePay Plus Base.
The following are examples of adjustments to the Maximum Annual Withdrawal amount for Withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal. However, because only $4,500 in gross Withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.
Total gross Withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value before this withdrawal is $50,000, and the Contract Value is $49,500 after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

H-1

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net Withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net Withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Additional Withdrawal Amount at the end of the calendar year before it is withdrawn.
Assume the most recent Contract Date was July 1, 2007 and the Maximum Annual Withdrawal is $5,000. Also assume RMDs, applicable to this Contract, are $6,000 and $5,000 for 2008 and 2009 calendar years respectively.
Between July 1, 2007, and December 31, 2007, a withdrawal of $5,000 is taken which exhausts the Maximum Annual Withdrawal.
On January 1, 2008, the Additional Withdrawal Amount is set equal to the excess of the 2008 RMD above the existing Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000). Note that while the Maximum Annual Withdrawal has been exhausted, it is still used to calculate the Additional Withdrawal Amount.
The owner now has until December 31, 2009 to take the newly calculated Additional Withdrawal Amount of $1,000. The owner decides not to take the Additional Withdrawal Amount of $1,000 in 2008.
On January 1, 2009, the Additional Withdrawal Amount is set equal to the excess of the 2009 RMD above the existing Maximum Annual Withdrawal, $0 ($5,000 - $5,000). Note that the Additional Withdrawal Amount of $1,000 from the 2008 calendar year carries over into the 2009 calendar year and is available for withdrawal.
Illustration 5: A withdrawal exceeds the Maximum Annual Withdrawal amount and the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $3,500 net, with $0 of surrender charges. Total net Withdrawals taken, $8,000, exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, $6,000, and there is an adjustment to the Maximum Annual Withdrawal.
Total gross Withdrawals during the Contract Year are $8,000 ($3,000 + $1,500 + $3,500). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount ($8,000 - $6,000 = $2,000), and the amount of the current gross withdrawal ($3,500).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 4.00% ($2,000 / $50,000) to $4,800 ((1 - 4.00%) * $5,000).
Illustration 6: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

H-2

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal. However, because only $4,500 in gross Withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.
Total gross Withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Another withdrawal is taken during that same Contract Year in the amount of $400 net, with $100 of surrender charges. Total gross Withdrawals during the Contract Year are $6,500 ($3,000 + $1,500 + $1,500 + $500). The adjustment to the MAW is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal, $1,500, and the amount of the current gross withdrawal, $500.
If the Contract Value before this withdrawal is $48,500, then the Maximum Annual Withdrawal is reduced by 1.03% ($500 / $48,500) to $4,849 ((1 - 1.03%) * $4,899).

H-3

APPENDIX I
Examples of Fixed Allocation Funds Automatic Rebalancing
The following examples are designed to assist you in understanding how Fixed Allocation Funds Automatic Rebalancing works. The examples assume that there are no investment earnings or losses.
I.	Subsequent Payments
A.
ASSUME that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 100% to Accepted Funds. No Fixed Allocation Funds Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner deposits an additional payment of $500,000, bringing the total Contract Value to $600,000, and allocates this deposit 100% to Other Funds. Because the percentage allocated to the Fixed Allocations Funds (0%) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $150,000 from the amount allocated to the Other Funds (30% of the $500,000 allocated to the Other Funds) to the Fixed Allocation Funds. Your ending allocations will be $100,000 to Accepted Funds, $150,000 to the Fixed Allocation Funds, and $350,000 to Other Funds.

II.	Partial Withdrawals
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 65% to Accepted Funds ($65,000), 30% to the Fixed Allocation Funds ($30,000), and 5% to Other Funds ($5,000). No Fixed Allocation Funds Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner requests a partial withdrawal of $29,000 from the Fixed Allocation Funds. Because the remaining amount allocated to the Fixed Allocation Funds ($1,000) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $800 from the Other Funds to the Fixed Allocation Funds, so that the amount allocated to the Fixed Allocation Funds ($1,800) is 30% of the total amount allocated to the Fixed Allocation Funds and Other Funds ($6,000).

I-1

APPENDIX J
LifePay Plus and Joint LifePay Plus
(Available for Contracts issued on and after August 20, 2007, through April 28, 2008, subject to state approval.)
LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider. The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of the Annuitant, even if these Withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay Plus rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the Contract anniversary on which the rider is effective. Some broker/dealers may limit the availability of the rider to younger ages. The LifePay Plus rider is available for Contracts issued on and after August 20, 2007, (subject to availability and state approvals) that do not already have a living benefit rider. The LifePay Plus rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected after a Contract has been issued without it, subject to certain conditions. Contact Customer Service for more information. Such election must be received in good order, including compliance with the investment restrictions described below. The rider will be effective as of the following quarterly Contract anniversary.
Rider Date. The Rider Date is the date the LifePay Plus rider becomes effective. If you purchase the LifePay Plus rider when the Contract is issued, the Rider Date is also the Contract Date.
Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.00%	0.60%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the rider and charges will begin on the next following quarterly Contract anniversary. The charge will be assessed proportionally when the rider is terminated. Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status. Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The current charge can change upon a reset after your first five Contract Years. You will never pay more than the maximum annual charge.
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you cancel the Contract during the Contract’s Free Look Period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay Plus rider.
Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
Die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay Plus rider will also terminate if there is a change in Contract Ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

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Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the Annuitant reaching age 59½ has not yet passed. While the LifePay Plus rider is in Guaranteed Withdrawal Status, Withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar. This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the Annuitant reaching age 59½, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
Please note that Withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.
Lifetime Guaranteed Withdrawal Status. This status begins on the date of your first withdrawal, provided the quarterly Contract anniversary following the Annuitant’s age 59½ has passed. If your first withdrawal is taken before this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the Annuitant reaching age 59½. This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status. This notice will explain the change, its impact to you and your options. You may decline this change. Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal. However, this action will also apply to all future resets (see below) and cannot be reversed. As described below, certain features of the LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Plus Rider Works. The LifePay Plus Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay Plus rider require the calculation of the Maximum Annual Withdrawal. The LifePay Plus Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay Plus rider on the Contract Date, the initial LifePay Plus Base is equal to the initial premium; or
•	If you purchased the LifePay Plus rider after the Contract Date, the initial LifePay Plus Base is equal to the Contract Value on the effective date of the rider.
During the Growth Phase, the initial LifePay Plus Base is increased dollar-for-dollar by any premiums received (“eligible premiums”). In addition, on each quarterly Contract anniversary, the LifePay Plus Base is recalculated as the greater of:
•	The current LifePay Plus Base; and
•	The current Contract Value. This is referred to as a quarterly “ratchet.”
Also, on each of the first ten Contract anniversaries, the LifePay Plus Base is recalculated as the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value; and
•
The LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums and minus any third-party investment advisory fees paid from your Contract during the year. This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the Rider Date.

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The LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the LifePay Plus rider (see “LifePay Plus Reset,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of: (1) the Contract Value; and (2) the LifePay Plus Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
0 to 75*	5%*
76 to 80	6%
81+	7%

*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the Annuitant reaches age 59½, Withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly Contract anniversary on or after the Annuitant reaches age 59½, the LifePay Plus Base will automatically be reset to the current Contract Value, if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse,” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Contract’s annuity commencement date is reached while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.
If Withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, then the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally. This means that both the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).
When a withdrawal is made, the total Withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total Withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See Illustrations 1 and 2 below for examples of this concept.

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Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess Withdrawals in that Contract Year for purposes of the LifePay Plus rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any Withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess Withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such Withdrawals reduce the LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase, these Withdrawals are treated as any other withdrawal.
Automatic Periodic Benefit Status. If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining LifePay Plus Base is exhausted.
When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will continue until the LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
LifePay Plus Reset. Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the LifePay Plus Base to the current Contract Value, if the Contract Value is higher. The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately. This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.
We reserve the right to change the charge for this rider with a reset. In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options. You may decline this change (and the reset). However, this action will apply to all future resets and cannot be reversed.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done on a proportional basis among the Other Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider and charges will terminate on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner.

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Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code, the rider will also continue on the next quarterly Contract anniversary, provided the spouse becomes the Annuitant and sole owner. See “DEATH BENEFIT CHOICES – Continuation After Death – Spouse.”
If the rider is in the Growth Phase at the time of spousal continuation if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Plus Base will be reset to equal the greater of the LifePay Plus Base and the then current Contract Value;
•	The LifePay Plus charges will restart and be the same as were in effect prior to the Claim Date;
•	Ratchets, which stop on the Claim Date, are restarted, effective on the date the rider is continued;
•	Any remaining step-ups will be available, and if the rider is continued before an annual Contract anniversary when a step-up would have been available, then that step-up will be available;
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date; and
•	The rider’s Standard Withdrawal Benefit will be available until the quarterly Contract anniversary on or after the spouse is age 59½.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase;
•	The rider’s charges will restart on the date the rider is continued and be the same as were in effect prior to the Claim Date;
•	On the quarterly Contract anniversary that the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that date. Withdrawals are permitted pursuant to the other provisions of the rider. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value, only if greater, and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage. Withdrawals are permitted pursuant to the other provisions of the rider; and

•	The rider charges will restart on the quarter Contract anniversary that the rider is continued and will be the same as were in effect prior to the Claim Date.
Effect of LifePay Plus Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay Plus rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse,” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay Plus rider to the beneficiary. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.
While the rider is in Automatic Periodic Benefit Status, if the owner dies, the remaining LifePay Plus Base will be paid to the beneficiary in a lump sum.
Change of Owner or Annuitant. Other than as provided above under “Continuation After Death- Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.

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Surrender Charges. If you elect the LifePay Plus rider, your Withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the LifePay Plus rider are not subject to surrender charges.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider. The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of both you and your spouse, even if these Withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay Plus rider. See “Ownership, Annuitant, and Beneficiary Requirements,” below.
The maximum issue age is 80. Both spouses must meet these issue age requirements on the Contract anniversary on which the Joint LifePay Plus rider is effective. The issue age is the age of the owners on the Contract anniversary on which the rider is effective. Some broker dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay Plus rider is available for Contracts issued on and after August 20, 2007, (subject to availability and state approvals) that do not already have a living benefit rider. The Joint LifePay Plus rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the Joint LifePay Plus rider to be elected after a Contract has been issued without it, subject to certain conditions. Please contact Customer Service for more information. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and compliance with the investment restrictions described below. The Joint LifePay Plus rider will be effective as of the following quarterly Contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay Plus rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.
Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary, and the Annuitant must be one of the spouses.
IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.
Custodial IRAs. While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs,” above. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Plus Rider Date is the date the Joint LifePay Plus rider becomes effective. If you purchase the Joint LifePay Plus rider when the Contract is issued, the Joint LifePay Plus Rider Date is also the Contract Date.
Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.50%	0.85%

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This quarterly charge is a percentage of the Joint LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the rider and charges will begin on the next following quarterly Contract anniversary. The charge will be assessed proportionally when the rider is terminated. Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status. Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The current charge can be subject to change upon a reset after your first five Contract Years. You will never pay more than the maximum annual charge.
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you cancel the Contract during the Contract’s Free Look Period (or otherwise cancel the Contract pursuant to its terms), surrender or annuitize in lieu of payments under the Joint LifePay Plus rider. These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender, or begin receiving annuity payments in lieu of payments under the Joint LifePay Plus rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay Plus rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.
Active Status. Once the Joint LifePay Plus rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay Plus rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay Plus rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay Plus rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).
An owner may also request that one spouse be treated as inactive. In the case of joint-owned Contracts, both Contract Owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider. However, all charges for the Joint LifePay Plus rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay Plus rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce,” below.

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Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has not yet passed. While the LifePay Plus rider is in Guaranteed Withdrawal Status, Withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar. This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the youngest active spouse’s 65th birthday, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the Joint LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
Please note that Withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.
Lifetime Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, provided the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has passed. If the first withdrawal is taken prior to this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the youngest active spouse’s 65th birthday. This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status. This notice will explain the change, its impact to you and your options. You may decline this change. Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal. However, this action will also apply to all future resets (see below) and cannot be reversed. As described below, certain features of the Joint LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the Joint LifePay Plus Rider Works. The Joint LifePay Plus rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay Plus rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than advisory fees, as described below), or the annuity commencement date, whichever occurs first.
Benefits paid under the Joint LifePay Plus rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Plus Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay Plus rider on the Contract Date, the initial Joint LifePay Plus Base is equal to the initial premium; or
•	If you purchased the Joint LifePay Plus rider after the Contract Date, the initial Joint LifePay Plus Base is equal to the Contract Value on the effective date of the Joint LifePay Plus rider.
During the Growth Phase, the initial Joint LifePay Plus Base is increased dollar-for-dollar by any premiums received (“eligible premiums”). In addition, on each quarterly Contract anniversary, the Joint LifePay Plus Base is recalculated as the greater of:
•	The current Joint LifePay Plus Base; and
•	The current Contract Value. This is referred to as a quarterly “ratchet.”

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Also, on each of the first ten Contract anniversaries, the Joint LifePay Plus Base is recalculated as the greatest of:
•	The current Joint LifePay Plus Base; or
•	The current Contract Value; and
•
The Joint LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums and minus any third-party investment advisory fees paid from your Contract during the year. This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the Rider Date.
The Joint LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the Joint LifePay Plus rider (see “Joint LifePay Plus Reset,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Plus Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay Plus rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Youngest Active Spouse’s Age	Maximum Annual Withdrawal Percentage
0 to 75*	5%*
76 to 80	6%
81+	7%

*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the younger spouse reaches age 65, Withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the Joint LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly Contract anniversary on or after the younger spouse reaches age 65, the Joint LifePay Plus Base will automatically be reset to the current Contract Value, if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Contract’s annuity commencement date is reached while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.
Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if Withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally. This means that both the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.
When a withdrawal is made, the total Withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total Withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See Illustrations 1 and 2 below for examples of this concept.

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Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered Withdrawals for purposes of the Joint LifePay Plus rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year will not be deemed excess Withdrawals in that Contract Year for purposes of the Joint LifePay Plus rider, subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any Withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current Contract Year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess Withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal Amount necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such Withdrawals reduce the Joint LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase, these Withdrawals are treated as any other withdrawal.
Automatic Periodic Benefit Status. If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining Joint LifePay Plus Base is exhausted.
When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will continue until the Joint LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay Plus rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay Plus rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make Withdrawals. Instead, under the Joint LifePay Plus rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

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When the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay Plus rider at the time this status begins. If both spouses are active under the Joint LifePay Plus rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay Plus rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net Withdrawals taken in the Contract Year when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
You may elect to receive systematic Withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Plus Reset. Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the Joint LifePay Plus Base to the current Contract Value, if the Contract Value is higher. The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately. This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status, and is automatic.
We reserve the right to change the charge for this rider with a reset. In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options. You may decline this change (and the reset). However, this action will apply to all future resets and cannot be reversed.
Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay Plus rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
While the Joint LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

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Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay Plus rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made. Payments will continue until both spouses are deceased.
Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) may cause the termination of the Joint LifePay Plus rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below:
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay Plus rider will remain in effect pursuant to its original terms and Joint LifePay Plus coverage and charges will continue. As of the date the Contract is continued, the Joint LifePay Plus Base will be reset to the current contact value, if greater, and the Maximum Annual Withdrawal will recalculated as the Maximum Annual Withdrawal percentage multiplied by the new Joint LifePay Plus Base on the date the Contract is continued. However, under no circumstances will this recalculation result in a reduction to the Maximum Annual Withdrawal.

If the surviving spouse elects not to continue the Contract, Joint LifePay Plus rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay Plus rider terminates and Joint LifePay Plus coverage and charges cease upon the date of death of the last Active Spouse.

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Change of Owner or Annuitant. Other than as a result of spousal continuation, you may not change the Annuitant. The Joint LifePay Plus rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay Plus rider, your Withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay Plus rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
LifePay Plus and Joint LifePay Plus Partial Withdrawal Amount Examples. The following are examples of adjustments to the Maximum Annual Withdrawal Maximum Annual Withdrawal amount for Withdrawals in excess of the Maximum Annual Withdrawal:
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross Withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

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Total gross Withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net Withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net Withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Occurs.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset, the Contract Value has increased further to $130,000. The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX K
LifePay and Joint LifePay
(Available for Contracts issued through August 20, 2007, subject to state approval.)
LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider. The LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of the Annuitant, even if these Withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The minimum issue age is 50 and the maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the Contract anniversary on which the rider is effective. But some broker-dealers may limit the availability of the rider to younger ages. The LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected during the 30-day period preceding a Contract anniversary. Such election must be received in good order, including compliance with the investment restrictions described below. The rider will be effective as of that Contract anniversary.
Rider Date. The Rider Date is the date the LifePay rider becomes effective. If you purchase the LifePay rider when the Contract is issued, the Rider Date is also the Contract Date.
Charge. The charge for the LifePay rider, a living benefit, is deducted quarterly and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionally based on what is owed at the time the rider is added through the Contract quarter end. Similarly, the charge assessed proportionally based on what is owed at the time the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the LifePay rider, you may not cancel it unless you cancel the Contract during the Contract’s Free Look Period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay rider.
Termination. The LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
Die during the accumulation phase (first owner to die if there are multiple Contract owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay rider will also terminate if there is a change in Contract Ownership (other than a spousal beneficiary continuation your death). Other circumstances that may cause the LifePay rider to terminate automatically are discussed below.

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Lifetime Guaranteed Withdrawal Status. This status begins on the date the rider is issued (the “effective date of the rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	The surrender or annuitization of the Contract; or
•	The death of the owner, or first owner, in the case of joint owners, unless your spouse beneficiary elects to continue the Contract.
As described below, certain features of the LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Rider Works. The LifePay Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay rider require the calculation of the Maximum Annual Withdrawal. The LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay rider on the Contract Date, the initial LifePay Base is equal to the initial premium; or
•	If you purchased the LifePay rider after the Contract Date, the initial LifePay Base is equal to the Contract Value on the effective date of the rider.
The initial LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current LifePay Base, on each Contract quarterly anniversary after the effective date of the rider and during the Growth Phase. The LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the LifePay rider (see “LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of: (1) the Contract Value; and (2) the LifePay Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
50 to 59	4%
60 to 75	5%
76 to 80	6%
81+	7%
Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the rider is in the Growth Phase, and the annuity commencement date is reached, the rider will enter the Withdrawal Phase and will be annuitized. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.

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If Withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).
When a withdrawal is made, the total Withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total Withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See Illustrations 1 and 2 below for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess Withdrawals in that Contract Year for purposes of the LifePay rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any Withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess Withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such Withdrawals reduce the LifePay Base proportionally, and during the Withdrawal Phase, these Withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.

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The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal Percentage of the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal Percentage of the Contract Value on the Reset Effective Date. The reset option is only available when the rider is in Lifetime Guaranteed Withdrawal Status.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.20%. However, we guarantee that the rider charge will not increase for resets exercised within the first five Contract Years. See APPENDIX H, Illustration 4.
Investment Option Restrictions. While the LifePay rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits.
For purposes of calculating any applicable death benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The LifePay Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I. By electing to purchase the LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay rider and charges terminate on the earlier of:
•
If the rider is in Lifetime Guaranteed Withdrawal status, the date of receipt of due proof of death (“Claim Date”) of the owner (or in the case of joint owners, the first owner) or the Annuitant if there is a non-natural owner; or

•	The date the rider enters Lifetime Automatic Periodic Benefit status.
Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “Death Benefit Choices – Continuation After Death – Spouse”), the rider will also continue, provided the following conditions are met:
•	The spouse is at least 50 years old on the date the Contract is continued; and
•	The spouse becomes the Annuitant and sole owner.
If the rider is in the Growth Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Base will be reset to equal the greater of the LifePay Base and the then current Contract Value;
•	The LifePay charges will restart and be the same as were in effect prior to the Claim Date; and
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase.
•	On the Contract anniversary following the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated by multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that Contract anniversary, and the Maximum Annual Withdrawal is considered to be zero from the Claim Date to that Contract anniversary. Withdrawals are permitted pursuant to the other provisions of the Contract. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated as the greater of the Maximum Annual Withdrawal on the Claim Date (adjusted for excess Withdrawals thereafter) and the Maximum Annual Withdrawal resulting from multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage. The Maximum Annual Withdrawal does not go to zero on the Claim Date and Withdrawals may continue under the rider provisions; and

•	The rider charges will restart on the Contract anniversary following the date the rider is continued and will be the same as were in effect prior to the Claim Date.
Effect of LifePay Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay rider to the Annuitant. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.

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Change of Owner or Annuitant. Other than as provided above under “Continuation After Death- Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.
Surrender Charges. If you elect the LifePay rider, your Withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the LifePay rider are not subject to surrender charges.
Loans. The portion of any Contract Value used to pay off an outstanding loan balance will reduce the LifePay Base or Maximum Annual Withdrawal as applicable. We do not recommend the LifePay rider if loans are contemplated.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider. The Joint LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of both you and your spouse, even if these Withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. See “Ownership, Annuitant, and Beneficiary Requirements” below.
The minimum issue age is 55 and the maximum issue age is 80. Both spouses must meet these issue age requirements on the Contract anniversary on which the Joint LifePay rider is effective. The issue age is the age of the owners on the Contract anniversary on which the rider is effective. Some broker dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The Joint LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. For Contracts with the LifePay rider, you may elect the Joint LifePay rider in place of the LifePay rider for a limited time. For more information, please contact Customer Service. The Company in its discretion may allow the Joint LifePay rider to be elected during the 30-day period preceding a Contract anniversary. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and compliance with the investment restrictions described below. The Joint LifePay rider will be effective as of that Contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.
Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary, and the Annuitant must be one of the spouses.
IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.

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Custodial IRAs. While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs” above. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Rider Date is the date the Joint LifePay rider becomes effective. If you purchase the Joint LifePay rider when the Contract is issued, the Joint LifePay Rider Date is also the Contract Date.
Charge. The charge for the Joint LifePay rider, a living benefit, is deducted quarterly, and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionally on what is owed at the time the rider is added through the Contract quarter end. Similarly, the charge is assessed proportionally when the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the Joint LifePay rider, you may not cancel it unless you Cancel the Contract during the Contract’s Free Look Period (or otherwise cancel the Contract pursuant to its terms), surrender or annuitize in lieu of payments under the Joint LifePay rider. These events automatically cancel the Joint LifePay rider.
Termination. The Joint LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender, or begin receiving annuity payments in lieu of payments under the Joint LifePay rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay rider to terminate automatically are discussed below.
Active Status. Once the Joint LifePay rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

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An owner may also request that one spouse be treated as inactive. In the case of joint-owned Contracts, both Contract Owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay rider. However, all charges for the Joint LifePay rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce” below.
Lifetime Guaranteed Withdrawal Status. This status begins on the date the Joint LifePay rider is issued (the “effective date of the Joint LifePay rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
As described below, certain features of the Joint LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the Joint LifePay Rider Works. The Joint LifePay rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than investment advisory fees, as described below), or the annuity commencement date, whichever occurs first. During the accumulation phase of the Contract, the Joint LifePay rider may be in either the Growth Phase or the Withdrawal Phase. During the income phase of the Contract, the Joint LifePay rider may only be in the Withdrawal Phase. The Joint LifePay rider is initially in Lifetime Guaranteed Withdrawal Status. While in this status you may terminate the Joint LifePay rider by electing to enter the income phase and begin receiving annuity payments. However, if you have not elected to begin receiving annuity payments, and the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status because the Contract Value has been reduced to zero, the Joint LifePay rider and Contract terminate (other than those provisions regarding the payment of the Maximum Annual Withdrawal, as described below) and you can no longer elect to receive annuity payments.
Benefits paid under the Joint LifePay rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay rider on the Contract Date, the initial Joint LifePay Base is equal to the initial premium; or
•	If you purchased the Joint LifePay rider after the Contract Date, the initial Joint LifePay Base is equal to the Contract Value on the effective date of the Joint LifePay rider.
The initial Joint LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The Joint LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current Joint LifePay Base, valued on each quarterly Contract anniversary after the effective date of the Joint LifePay rider during the Growth Phase. The Joint LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the Joint LifePay rider (see “Joint LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

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Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
55 to 64	4%
65 to 75	5%
76 to 80	6%
81+	7%
Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Joint LifePay rider is in the Growth Phase, and the annuity commencement date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.
Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if Withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.
When a withdrawal is made, the total Withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total Withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See Illustrations 1 and 2 below for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered Withdrawals for purposes of the Joint LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess Withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any Withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess Withdrawals and will reduce the Maximum Annual Withdrawal on a proportional basis, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal Amount necessary to satisfy the Required Minimum Distribution for that year.

See Illustration 3 below.

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Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such Withdrawals reduce the Joint LifePay Base proportionally, and during the Withdrawal Phase, these Withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make Withdrawals. Instead, under the Joint LifePay rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay rider at the time this status begins. If both spouses are active under the Joint LifePay rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net Withdrawals taken in the Contract Year when the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
You may elect to receive systematic Withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal percentage multiplied by the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the Reset Effective Date. The reset option is only available when the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status. We reserve the right to limit resets to the Contract anniversary.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the Joint LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.50%. However, we guarantee that the Joint LifePay rider charge will not increase for resets exercised within the first five Contract Years. See Illustration 4 below.
Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.

K-10

While the Joint LifePay rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made. Payments will continue until both spouses are deceased.

K-11

Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) during Lifetime Guaranteed Withdrawal Status may cause the termination of the Joint LifePay rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below.
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay rider will remain in effect pursuant to its original terms and Joint LifePay coverage and charges will continue. As of the date the Contract is continued, the Maximum Annual Withdrawal will be set to the greater of the existing Maximum Annual Withdrawal or the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the date the Contract is continued. Such a reset will not count as an exercise of the Joint LifePay Reset Option, and rider charges will not increase.

If the surviving spouse elects not to continue the Contract, Joint LifePay rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay rider terminates and Joint LifePay coverage and charges cease upon proof of death.
Change of Owner or Annuitant. Other than as a result of spousal continuation, you may not change the Annuitant. The Joint LifePay rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay rider, your Withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
LifePay and Joint LifePay Partial Withdrawal Amount Examples. The following are examples of adjustments to the Maximum Annual Withdrawal Maximum Annual Withdrawal amount for Withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross Withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

K-12

Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.
Total gross Withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The RMD for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net Withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net Withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Option is utilized.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000. The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

K-13

APPENDIX L
Minimum Guaranteed Withdrawal Benefit
(Applicable to Contracts Issued in States Where LifePay is Not Available.)
Minimum Guaranteed Withdrawal Benefit Rider (“MGWB”). The MGWB rider, marketed under the name, PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account. Only premiums added to your Contract during the first two-year period after your Rider Date are included in the MGWB Withdrawal Account. Any additional premium payments added after the second rider anniversary are not included in the MGWB Withdrawal Account. Thus, the MGWB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.
The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior Withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	If you purchased the MGWB rider on the Contract Date: your premium payments received during the first two Contract Years; or
•
If you purchased the MGWB rider after the Contract Date: your Contract Value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, Withdrawals in any Contract Year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. Please note that before Automatic Periodic Benefit status is reached, Withdrawals in excess of the Free Withdrawal Amount will be subject to surrender charges. Once your Contract reaches Automatic Period Benefit Status, the periodic payments paid under the MGWB rider are not subject to surrender charges.
The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any Withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of: (1) the MGWB Withdrawal Account allocated to Covered Funds; and (2) the lesser of (a) the MGWB Withdrawal Account allocated to Excluded Funds; and (b) the Contract Value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.
The Maximum Annual Withdrawal Amount (or “MAW”) is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any Withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining Contract Value in Covered Funds after the withdrawal of the MAW. All Withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds proportionally. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.
Any Withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the Contract Value remaining after withdrawal of the MAW at the time of the withdrawal. Please see “MGWB Excess Withdrawal Amount Examples,” below.
Once your Contract Value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.
Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a proportional basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a proportional basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.
You should not make any Withdrawals if you wish to retain the option to elect the Step-Up Benefit (see below).
The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

L-1

Guaranteed Withdrawal Status. You may continue to make Withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero. See “WITHDRAWALS.” However, making any Withdrawals in any year greater than the Maximum Annual Withdrawal will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make Withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.
The standard Contract provision limiting Withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.
Automatic Periodic Benefit Status. Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.
Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary until the earliest of: (1) your Contract’s latest Annuity Start Date; (2) the death of the owner; or (3) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of: (1) payment of all MGWB periodic payments; (2) payment of the Commuted Value (defined below); or (3) the owner’s death.
On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.
Reset Option. Beginning on the fifth Contract anniversary following the Rider Date, if the Contract Value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider (“New Rider”). The MGWB Withdrawal Account under the New Rider will equal the Contract Value on the date the New Rider is effective. The charge for the MGWB under the New Rider will increase to the maximum annual charge of 1.00%. The Reset Option can only be elected on Contract anniversaries. If you elect the Reset Option, the Step-Up benefit is not available.
Step-Up Benefit. If the Rider Date is the same as the Contract Date, beginning on the fifth Contract anniversary following the Rider Date, if you have not made any previous Withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the Maximum Annual Withdrawal by a factor of 20%. This option is available whether or not the Contract Value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:
•	We reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00% of Contract Value; and
•	You must wait at least five years from the Step-Up date to elect the Reset Option.
The Step-Up Benefit may be elected only one time under the MGWB Rider. Election of the Step-Up Benefit is limited to Contract anniversaries only. Please note that if you have a third party investment adviser who charges a separate advisory fee, and you have chosen to use Withdrawals from your Contract to pay this fee, these will be treated as any other Withdrawals, and the Step-Up Benefit will not be available.

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Death of Owner
Before Automatic Periodic Benefit Status. The MGWB rider terminates on the first owner’s date of death (death of Annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner’s spouse, the spouse elects to continue the Contract, and the Contract Value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing Reset Option.
During Automatic Periodic Benefit Status. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.
Purchase. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased on the Contract Date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first Contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.
Minimum Guaranteed Withdrawal Benefit rider:1
As an Annual Charge – Currently[2]	As a Quarterly Charge – Currently	Maximum Annual Charge if Step-Up Benefit Elected[3]
0.45% of Contract Value	0.1125% of Contract Value	1.00% of Contract Value
MGWB Excess Withdrawal Amount Examples. The following are examples of adjustments to the MGWB Withdrawal Account and the Maximum Annual Withdrawal Amount for Transfers and Withdrawals in Excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawals Amount”).
Example #1: Owner has invested only in Covered Funds.
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / $93,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for Withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #2: Owner has invested only in Excluded Funds.
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

1
We deduct optional rider charges from the Subaccounts in which you are invested on each quarterly Contract anniversary and proportionally on termination of the Contract; if the value in the Subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

2	If you choose to reset the MGWB Rider the charge for the MGWB will increase to an annual charge of 1.00% of Contract Value. Please see “Reset Option” above.
[3]
If your rider was issued prior to May 1, 2005 and you elect the Step-Up Benefit, we will increase the charge for the MGWB rider to the maximum annual charge of 1.00% of Contract Value. Please see “Step-Up Benefit”.

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The Excluded Withdrawal Account is reduced proportionally based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for Withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #3: Owner has invested in both Covered and Excluded Funds.
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).
The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced proportionally based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for Withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #4: Owner transfers funds from Excluded Funds to Covered Funds.
Assume the Contract Value (“CV”) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.
The new CV for Covered Funds is $70,000 ($60,000 + $10,000), and the new CV for Excluded Funds is $30,000 ($40,000 - $10,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Excluded Funds to the CV in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).
The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000. Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).
Example #5: Owner transfers funds from Covered Funds to Excluded Funds.
Assume the Contract Value (“CV”) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Covered Funds to Excluded Funds.
The new CV for Covered Funds is $50,000 ($60,000 - $10,000), and the new CV for Excluded Funds is $50,000 ($40,000 + $10,000).
The Covered Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Covered Funds to the CV in Covered Funds (prior to the transfer) to $62,500 ($75,000 * (1 - $10,000 / $60,000)).
The Excluded Withdrawal Account is increased by the reduction of the Covered Withdrawal Account of $12,500 ($75,000 - $62,500) to $57,500 ($45,000 + $12,500).

L-4

APPENDIX M
State Variations
This APPENDIX M contains important state specific variations for Contracts issued in Massachusetts and Washington.
The prospectus and this APPENDIX M provide a general description of the Contract, so please see your Contract, any endorsements and riders for the details.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:
•	The Fixed Interest Division is not available;
•	TSA loans are not available; and
•	The Waiver of Surrender Charge for Extended Medical Care or Terminal Illness is not available.
For Contracts issued in the State of Washington, the following provisions apply:
•	The Fixed Account is not available;
•	The Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge is only deducted from the Subaccounts in which you are invested. No deduction will be made from the Fixed Interest Division; and
•
The following describes the death benefit options for Contracts issued in the State of Washington or before April 30, 2009. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.
The Standard Death Benefit equals the greatest of the Base Death Benefit, the floor, and the Standard Minimum Guaranteed Death Benefit.
The Standard Minimum Guaranteed Death Benefit equals the initial premium payment, increased by premium payments after issue, and reduced by a proportional adjustment for any withdrawal.
The floor for the Death Benefit is the total premium payments made under the Contract reduced by a proportional adjustment for any withdrawal.
Enhanced Death Benefit Options. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the 5.5% Solution Enhanced Death Benefit and the Max 5.5 Enhanced Death Benefit, certain funds, and the Fixed Account are designated as “Special Funds.”
The following investment options are designated as Special Funds: the Voya Government Liquid Assets Portfolio and the Fixed Interest Division.
The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund, but closed to new allocations effective April 30, 2007.
For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.
The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.
For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund.
We may, with 30 days’ notice to you, designate any fund as a Special Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund. Selecting a Special Fund may limit or reduce the 5.5% Max Enhanced Death Benefit.
For the period during which a portion of the Contract Value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.

M-1

The 5.5% Solution is not available as a standalone death benefit, but the calculation is used to determine the Max 5.5 Enhanced Death Benefit.
The 5.5% Solution Enhanced Death Benefit equals the greatest of:
•	The Standard Death Benefit;
•	The floor; and
•	The sum of the Contract Value allocated to Special Funds and the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.
For Contracts issued on or after April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals premiums, adjusted for Withdrawals and transfers, accumulated at 5.5% until the attainment of age 80 and thereafter at 0%, subject to a floor as described below. For Contracts issued before April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit allows for accumulation to continue beyond age 80, subject to the cap. Please see your Contract for details regarding the terms of your death benefit.
Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special Withdrawals. Special Withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit by the amount of Contract Value withdrawn. For any other Withdrawals (Withdrawals in excess of the amount available as a special withdrawal), a proportional adjustment to the 5.5% Solution Minimum Guaranteed Death Benefit is made. The amount of the proportional adjustment for Withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value allocated to Non-Special Funds before the withdrawal. The amount of the proportional adjustment for Withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value allocated to Special Funds before the withdrawal.
Transfers from Special to Non-Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds on a proportional basis. The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds will equal the lesser of the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit in Special Funds and the Contract Value transferred.
Transfers from Non-Special to Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds on a proportional basis. The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds will equal the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.
The floor for the 5.5% Solution Enhanced Death Benefit is determined by the same calculations described above for the 5.5% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer Contract Value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 5.5% annual effective rate as described above, subject to the age limit described above. Similarly, for Contract Value allocated directly to Special Funds, that portion of the floor will be the Contract Value allocated and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.
The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Annual Ratchet Minimum Guaranteed Death Benefit.
The Annual Ratchet Minimum Guaranteed Death Benefit equals:
•	The initial premium payment;
•	Increased dollar for dollar by any premium added after issue; and
•
Adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit from the prior anniversary (adjusted for new premiums and partial Withdrawals) and the current Contract Value.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a proportional basis, based on the amount withdrawn. The amount of the proportional adjustment for Withdrawals will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value before withdrawal.

M-2

The Max 5.5 Enhanced Death Benefit equals the greater of the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.
In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and Withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Death Benefit for Excluded Funds
We will be designating certain funds as “Excluded Funds.” Excluded Funds will include certain funds that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new funds as Excluded Funds. We may also reclassify an existing fund as an Excluded Fund or remove such classification upon 30 days’ notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such fund after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.
For the period of time, and to the extent, that you allocate premium or Contract Value to Excluded Funds, your death benefit attributable to that allocation will equal the Contract Value of that allocation. Any guarantee of death benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.
Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a proportional basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the Contract Value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.
Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a proportional basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

•
The charges, fees and expenses are as described in the prospectus for the applicable variable annuity Contract with the exception of the mortality and expense risk charges for the Max 5.5 Enhanced Death Benefit. The mortality and expense risk charges for the Max 5.5 Enhanced Death Benefit elected is 1.90%.

M-3

APPENDIX N
Accepted Funds and Fixed Allocation Funds for Living Benefit Riders
Accepted Funds. Currently, the Accepted Funds are:

BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Global Perspectives Portfolio	Voya Retirement Moderate Growth Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Growth Portfolio	Fixed Interest Allocation

For MGIB, LifePay and Joint LifePay riders purchased before January 12, 2009; the following are additional Accepted Funds:

Voya Global Equity Portfolio
Voya Solution Moderately Aggressive Portfolio

Fixed Allocation Funds. Currently, the Fixed Allocation Funds are:

Voya Intermediate Bond Portfolio
Voya U.S. Bond Index Portfolio

N-1

STATEMENT OF ADDITIONAL INFORMATION
Introduction
Description of Venerable Insurance and Annuity Company
Separate Account B of Venerable Insurance and Annuity Company
Safekeeping of Assets
Experts
Distribution of Contracts
Accumulation Unit Value
Performance Information
Other Information
Condensed Financial Information (Accumulation Unit Value)
Financial Statements of Separate Account B of Venerable Insurance and Annuity Company
Financial Statements of Venerable Insurance and Annuity Company
Please tear off, complete and return the form below to order a free Statement of Additional Information for the Contracts offered under the prospectus. Send the form to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271.
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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B, GOLDENSELECT GENERATIONS®, 333-28679.
Please Print or Type:

Name

Street Address

City, State, Zip

05/01/2020
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Venerable Insurance and Annuity Company Separate Account B of Venerable Insurance and Annuity Company Deferred Combination Variable and Fixed Annuity Prospectus

GoldenSelect Opportunities®
May 1, 2020
This prospectus describes GoldenSelect Opportunities®, a group and individual deferred combination variable annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (“VIAC,” the “Company,” “we,” “us” or “our”) through Separate Account B (the “Separate Account”). The Contract was available in connection with certain retirement plans that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such treatment (“nonqualified Contracts”). We currently do not offer this Contract for sale to new purchasers.
The Contract provides a means for you to invest your premium payments in one or more subaccounts, each which invests in a single investment portfolio (hereinafter referred to as a “fund”). You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your Contract Value will vary daily to reflect the investment performance of the fund(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or subaccounts are available. The funds currently available under your Contract are listed on the next page.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by 1-800-283-3427. Your election to receive reports in paper will apply to all funds in which you choose to invest.
Replacing an existing annuity with the Contract may not be beneficial to you. Your existing annuity may be subject to fees or penalties on surrender, and the Contract may have new charges.
This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), dated May 1, 2020, has been filed with the SEC. It is available without charge upon request. To obtain a copy of this document, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC’s website (www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Allocations to a subaccount investing in a fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Contract described in this prospectus is subject to investment risk, including the possible loss of the principal amount invested.
We pay compensation to broker/dealers whose registered representatives sold the Contract. See “OTHER CONTRACT PROVISIONS – Selling the Contract,” for further information about the amount of compensation we pay.

The Funds
Subaccounts that invest in the following funds are currently open and available to new premiums and transfers under your Contract:
BlackRock Global Allocation V.I. Fund (Class III)	Voya Russell™ Large Cap Growth Index Portfolio (Class S)
Voya Balanced Income Portfolio (Class S2)*	Voya Russell™ Large Cap Index Portfolio (Class S)
Voya Global High Dividend Low Volatility Portfolio (Class S)*	Voya Russell™ Large Cap Value Index Portfolio (Class S)
Voya Global Perspectives® Portfolio (Class ADV)[1]	Voya Russell™ Mid Cap Growth Index Portfolio (Class S)
Voya Government Liquid Assets Portfolio (Class S2)	Voya Russell™ Mid Cap Index Portfolio (Class S)
Voya Growth and Income Portfolio (Class ADV)	Voya Russell™ Small Cap Index Portfolio (Class S)
Voya Intermediate Bond Portfolio (Class S)	Voya Small Company Portfolio (Class S)
Voya International High Dividend Low Volatility Portfolio (Class S)[1]	Voya Solution Moderately Aggressive Portfolio (Class S)**
Voya U.S. Bond Index Portfolio (Class S)
Voya International Index Portfolio (Class ADV)	Voya U.S. Stock index Portfolio (Class S)
Voya Large Cap Growth Portfolio (Class ADV)	VY® BlackRock Inflation Protected Bond Portfolio (Class S)
Voya Large Cap Value Portfolio (Class S)	VY® Columbia Small Cap Value II Portfolio (Class S)
Voya MidCap Opportunities Portfolio (Class S)	VY® Invesco Equity and Income Portfolio (Class S2)
Voya Retirement Conservative Portfolio (Class ADV)[2]	VY® Invesco Growth and Income Portfolio (Class S2)
Voya Retirement Growth Portfolio (Class ADV)**	VY® Invesco Oppenheimer Global Portfolio (Class S)
Voya Retirement Moderate Growth Portfolio (Class ADV)**	VY® Morgan Stanley Global Franchise Portfolio (Class S2)
Voya Retirement Moderate Portfolio (Class ADV)**	VY® T. Rowe Price Capital Appreciation Portfolio (Class S2)
More information can be found in the appendices. See APPENDIX A for all subaccounts and valuation information. APPENDIX B highlights each fund’s investment objective and adviser (and any subadviser). If you received a summary prospectus for any of the underlying funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

*	This fund employs a managed volatility strategy. See the “Funds with Managed Volatility Strategies” section for more information about managed volatility funds.
**
This fund is structured as a “fund of funds.” Funds offered in a “fund of funds” structure may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds to which they invest. See ‘THE FUNDS” section for more information.

2

3

INDEX OF SPECIAL TERMS
The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

Special Term	Page
Accumulation Unit	8
Annuitant	17
Annual Ratchet	37
Annuity Start Date	17
Cash Surrender Value	21
Claim Date	49
Contract Date	16
Contract Owner	16
Contract Value	21
Contract Year	16
Covered Fund	11
Earnings Multiplier Benefit	52
Excluded Fund	11
Fixed Account	22
Fixed Interest Allocation	22
Fixed Interest Division	22
Free Withdrawal Amount	12
LifePay Plus Base	37
Market Value Adjustment	C-2
Max 7 Enhanced Death Benefit	51
Net Investment Factor	8
Net Rate of Return	8
Quarterly Ratchet Enhanced Death Benefit	50
Restricted Fund	10
Rider Date	23
7% Solution Death Benefit Element	51
Special Fund	11
Standard Death Benefit	49

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

Term Used in This Prospectus	Corresponding Term Used in the Contract
Accumulation Unit Value	Index of Investment Experience
Annuity Start Date	Annuity Commencement Date
Contract Owner	Owner or Certificate Owner
Contract Value	Accumulation Value
Transfer Charge	Excess Allocation Charge
Fixed Interest Allocation	Fixed Allocation
Free Look Period	Right to Examine Period
Guaranteed Interest Period	Guarantee Period
Subaccount(s)	Division(s)
Net Investment Factor	Experience Factor
Regular Withdrawals	Conventional Partial Withdrawals
Withdrawals	Partial Withdrawals

4

FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information about the fees and expenses, please see the “CHARGES AND FEES” section later in this prospectus.
The first table describes the charges that you will pay at the time that you buy the Contract, surrender the Contract or transfer Contract Value between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
Surrender Charge:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8	+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%
Transfer Charge				$25 per transfer, currently zero

Premium Tax[2]				0% to 3.5%

Overnight Charge[3]				$20
The next table describes the charges that you could pay periodically during the time that you own the Contract, not including fund fees and expenses.
Periodic Fees and Charges
Annual Contract Administrative Charge[4]	$30
(We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.)
Separate Account Annual Charges:
Contract without any of the optional riders that may be available
	Standard Death Benefit	Quarterly Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Mortality & Expense Risk Charge	1.25%	1.50%	1.80%
Asset-Based Administrative Charge	0.15%	0.15%	0.15%
Total[5]	1.40%	1.65%	1.95%

[1]	If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
[2]	Any premium tax is deducted from the Contract Value.
[3]	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
[4]	We deduct this charge on each Contract anniversary and on surrender.
[5]	These charges are as a percentage of average Contract Value in each subaccount. These annual charges are deducted daily.

5

The following tables show the charges for the optional riders currently available with the Contract. These charges would be in addition to the Separate Account Annual Charges noted above. In addition to the Earnings Multiplier Benefit rider, you may add only one of the three living benefit riders, namely: the Minimum Guaranteed Income Benefit; LifePay Plus Minimum Guaranteed Withdrawal Benefit; and Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit. For more information about which one may be right for you, please see “LIVING BENEFIT RIDERS.” For more information about the charges for the optional riders, please see “CHARGES AND FEES – Optional Rider Charges.”
Optional Rider Charges6
Earnings Multiplier Benefit rider:
As an Annual Charge – Currently Charge Deducted Quarterly)	Maximum Annual Charge
0.30% of Contract Value	0.30% of Contract Value
Minimum Guaranteed Income Benefit rider:7
As an Annual Charge - Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.75% of the MGIB Charge Base	1.50% of the MGIB Charge Base
LifePay Plus Minimum Guaranteed Withdrawal Benefit rider:8
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
1.00% of the LifePay Plus Base	1.50% of the LifePay Plus Base
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider:9
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
1.20% of the Joint LifePay Plus Base	1.70% of the Joint LifePay Plus Base

[6]
Optional rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent. The basis for an optional rider charge is sometimes a charge base, benefit base or Contract Value, as applicable. Optional rider charges are deducted from the Contract Value in your subaccount allocations (and/or your Fixed Interest Allocations if there is insufficient Contract Value in the subaccounts).

[7]	For more information about how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”) – Rider Charge.’’
[8]
Effective May 1, 2009, the LifePay Plus rider is no longer available for purchase with the Contract. The LifePay Plus Base is calculated based on premium, excluding any premium credits, if this rider is elected at Contract issue. The LifePay Plus Base is calculated based on Contract Value, excluding any premium credits applied during the preceding 36 months, if this rider is added after Contract issue. The current annual charge is 0.75% if this rider was purchased before January 12, 2009. The charge for this rider can increase upon the Annual Ratchet once the Lifetime Withdrawal Phase begins, subject to the maximum charge. We promise not to increase the charge for your first five Contract Years. Before January 12, 2009, we reserved the right to increase the charge for the LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. For more information about the LifePay Plus Base and the Annual Ratchet, please see “CHARGES AND FEES – Optional Rider Charges – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge” and “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider – Annual Ratchet.”

[9]
Effective May 1, 2009, the Joint LifePay Plus rider is no longer available for purchase with the Contract. The LifePay Plus Base is calculated based on premium, excluding any premium credits, if this rider is elected at Contract issue. The LifePay Plus Base is calculated based on Contract Value, excluding any premium credits applied during the preceding 36 months, if this rider is added after Contract issue. The current annual charge is 0.95% if this rider was purchased before January 12, 2009. The charge for this rider can increase upon the Annual Ratchet once the Lifetime Withdrawal Phase begins, subject to the maximum charge. We promise not to increase the charge for your first five Contract Years. Before January 12, 2009, we reserve the right to increase the charge for the Joint LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. For more information about the LifePay Plus Base and Annual Ratchet, please see “CHARGES AND FEES – Optional Rider Charges – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge” and “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider – Annual Ratchet.”

6

The next item shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for the fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses):[10]	0.52%	1.46%
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.
The following examples assume that you invest $10,000 in the Contract for the time periods indicated. The costs reflected are the maximum charges for the Contract with the Quarterly Ratchet Enhanced Death Benefit and the most expensive combination of riders possible: Earnings Multiplier Benefit and Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit. The examples also assume that your investment has a 5% return each year and assume the maximum fund fees and expenses. Excluded are premium taxes and any transfer charges.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,317	$2,179	$3,077	$5,557
Example 2: If you do not surrender your Contract:
1 year	3 years	5 years	10 years
$517	$1,579	$2,677	$5,557
Compensation is paid for the sale of the Contracts. For information about this compensation, see “OTHER CONTRACT PROVISIONS – Selling the Contract.”
Fees Deducted by the Funds
Fund Fee Information. The fund prospectuses show the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. Please refer to the fund prospectuses for more information and to learn more about additional factors.
The Company may receive compensation from each of the funds or the funds’ affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds’ affiliates. These additional payments may also be used by the Company to finance the costs associated with past distribution of the Contract. These additional payments are made by the funds or the funds’ affiliates to the Company and do not increase, directly or indirectly, the fund fees and expenses. Please see “CHARGES AND FEES – Fund Expenses” for more information.
How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares.

[10]	No fund currently charges a redemption fee. For more information about redemption fees, please see “CHARGES AND FEES – Charges Deducted from the Contract Value – Redemption Fees.”
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CONDENSED FINANCIAL INFORMATION
Accumulation Unit
We use Accumulation Units to calculate the value of a Contract. Each subaccount of Separate Account B has its own Accumulation Unit value. The Accumulation Units are valued each business day that the New York Stock Exchange (“NYSE”) is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable fund in which the subaccount invests. Shares in the funds are valued at their net asset value.
Tables showing the Accumulation Unit value history of each subaccount of Separate Account B available for investment under the Contract and the total investment value history of each such subaccount for a Contract with the lowest and highest combination of asset-based charges are presented in APPENDIX A. The numbers show the year-end unit values of each subaccount from the time premium payments were first received in the subaccounts under the Contract. Complete information is available in the SAI.
The Net Investment Factor
The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:
(1)	We take the net asset value of the subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the subaccount; the mortality and expense risk charge; the asset-based administrative charge; and any optional rider charges.
Calculations for the subaccounts are made on a per Accumulation Unit basis.
The Net Rate of Return equals the Net Investment Factor minus one.
Financial Statements
The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B and the financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the SAI.

SEPARATE ACCOUNT B
Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.
Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of an fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts, and will keep the Separate Account fully funded to cover such liabilities.
The other variable annuity contracts that invest in Separate Account B are not discussed in this prospectus. Separate Account B may also invest in other funds which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see “THE ANNUITY CONTRACT – Addition, Deletion, or Substitution of Subaccounts and Other Changes.”

8

VENERABLE INSURANCE AND ANNUITY COMPANY
We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota.  Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018, we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”). Our direct parent company is Venerable Holdings, Inc. (“Venerable”). Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”). The June 1, 2018, sale of the company by Voya to VA Capital did not change the terms, features and benefits of your Contract.
Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.
We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia.We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.
Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes requirements relating to nonqualified annuity product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Failure to administer certain nonqualified Contract features (for example, contractual Annuity Start Dates in nonqualified annuities) could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities, or insurance requirements could subject the Company to administrative penalties, unanticipated remediation, or other claims and costs.

THE FUNDS
You will find more detailed information about the funds currently available under your Contract in “APPENDIX B – The Funds.” Please refer to the fund prospectuses for additional information and read them carefully before investing. Fund prospectuses may be obtained, free of charge, by calling Customer Service at (800) 366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch. Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.
Selection of Underlying Funds
The underlying funds available through the Contract described in this prospectus are determined by the Company. When determining which underlying funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see “Revenue from the Funds.”) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new investment if we determine that a fund no longer satisfies one or more of the selection criteria and/or if the fund has not attracted significant allocations under the Contracts. We have included certain of the funds at least in part because they were managed or subadvised by our affiliates.
We do not recommend or endorse any particular fund and we do not provide investment advice.
Fund of Funds
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the list of available funds found on page 2 of this prospectus.

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Funds with Managed Volatility Strategies
As described in more detail in the fund prospectuses, certain funds employ a managed volatility strategy that is intended to reduce the fund’s overall volatility and downside risk. Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Funds that employ a managed volatility strategy are identified in the list of the available funds found on page 2.
Possible Conflicts of Interest
If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various contracts participating in the funds conflict, we, the Boards of Trustees or Directors of the funds, and any other insurance companies participating in the funds will monitor events to identify and resolve any material conflicts that may arise.
Restricted Funds
We may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing Contracts with respect to new premiums added to funds and with respect to new transfers to funds. We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.
We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: (1) no more than $999,999,999; and (2) no more than 30 percent of Contract Value. We may change these limits, in our discretion, for new Contracts, premiums, transfers or withdrawals.
We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds. However, if the Contract Value in the Restricted Funds exceed the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.
We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated subaccount if there are none (currently, the Voya Government Liquid Asset Portfolio), unless you instruct us otherwise.
We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. If the total amount of your requested transfer exceeds the applicable limits, we will inform your financial representative or you that we will not process any part of the transfer and that new instructions will be required. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.
Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” in this prospectus for more information on the effect of Restricted Funds.

10

Covered Funds, Special Funds and Excluded Funds
For purposes of determining death benefits and benefits under the optional benefit riders (but not the Earnings Multiplier Benefit rider), we assign the investment options to one of three categories of funds. The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.
Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.
Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. For more information about these categories of funds with a death benefit, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase” and APPENDIX F for examples. These categories of funds also apply to the Minimum Guaranteed Income Benefit rider. Please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

CHARGES AND FEES
We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. We expect to profit from the charges, including the mortality and expense risk charge and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.
Charge Deduction Subaccount
You may elect to have all charges, except daily charges, against your Contract Value deducted directly from a single subaccount designated by the Company. Currently we use the Voya Government Liquid Assets Portfolio for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.
Charges Deducted from the Contract Value
We deduct the following charges from your Contract Value:
Surrender Charge. We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the eight-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%

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Waiver of Surrender Charge for Extended Medical Care or Terminal Illness. We will waive the surrender charge in most states in the following events: (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or (2) you are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.
Free Withdrawal Amount. The Free Withdrawal Amount is the total of: (1) your cumulative earnings (which is your Contract Value less premium payments received and prior withdrawals); and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.
Surrender Charge for Excess Withdrawals. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code. We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount. When you are receiving systematic withdrawals, any combination of regular withdrawals and systematic withdrawals taken will be included in determining the amount of the excess withdrawal. In other words, if any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal. Premium taxes may also apply. We will deduct such charges from the Contract Value in proportion to the Contract Value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire Contract Value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionally from all other subaccounts and Fixed Interest Allocations in which you are invested. Any withdrawal from a Fixed Interest Allocation more than 30 days before its maturity date will trigger a Market Value Adjustment. See APPENDIX C for more information.
For the purpose of calculating the surrender charge for an excess withdrawal: (1) we treat premiums as being withdrawn on a first-in, first-out basis; and (2) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in APPENDIX E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.
Premium Taxes. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.
We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base or LifePay Plus Base), if exercised on the Annuity Start Date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.
Administrative Charge. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you. The charge is $30 per Contract. We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by VIAC. We deduct the charge proportionally from all subaccounts in which you are invested. If there is no Contract Value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.
Transfer Charge. We currently do not deduct any charges for transfers made during a Contract Year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.
Overnight Charge. You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.
Redemption Fees. If applicable, we may deduct the amount of any redemption fees imposed by the underlying funds as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.
No underlying fund currently charges a redemption fee.

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Charges Deducted from the Subaccounts
Mortality and Expense Risk Charge. The amount of the mortality and expense risk charge depends on the death benefit you have elected. The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each subaccount. The mortality and expense risk charge compensates the Company for death benefit and annuitization risks and the risk that expense charges will not cover actual expenses. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the costs associated with past distribution of the Contract.

Mortality and Expense Risk Charge
Standard Death Benefit	Quarterly Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Annual Charge 1.25%	Annual Charge 1.50%	Annual Charge 1.80%
Asset-Based Administrative Charge. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge on each business day at the rate of 0.0004% of average daily assets based on the assets you have in each subaccount for each day since the previous business day.
Optional Rider Charges
Some features and benefits of the Contract, if available, are available by rider for an additional charge. Availability is subject to state approval and sometimes broker/dealer approval. Once elected, a rider cannot be canceled independently of the Contract. Below is information about the charge for a rider. Riders are subject to conditions and limitations. For more information about how the Earnings Multiplier Benefit rider works, including the conditions and limitations, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase – Earnings Multiplier Benefit Rider.” For more information about how each living benefit rider works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “LIVING BENEFIT RIDERS.”
Earnings Multiplier Benefit Rider Charge. Subject to state availability, you may purchase the Earnings Multiplier Benefit rider for both nonqualified and qualified Contracts either at issue or on the next Contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a proportional reduction of the Contract Value of the subaccounts in which you are invested. If there is insufficient Contract Value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly Contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the Rider Date. If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization. The quarterly charge for the Earnings Multiplier Benefit rider is 0.08% (0.30% annually). For a description of the rider, see “DEATH BENEFIT CHOICES – Earnings Multiplier Benefit Rider.”
Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears from the subaccounts in which you are invested based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. The charge is deducted even if you decide never to exercise your right to annuitize under this rider. For more information about how this rider works, including how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

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LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	1.00%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

Important Note:
The above information pertains to the form of the LifePay Plus rider which was available for sale from on May 1, 2009, until March 15, 2010, in states where approved. If you purchased a prior version of the LifePay Plus rider, please see APPENDIX J for more information.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.70%	1.20%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

Important Note:
The above information pertains to the form of the Joint LifePay Plus rider which was available for sale from May 1, 2009, until March 15, 2010, in states where approved. If you purchased a prior version of the Joint LifePay Plus rider, please see APPENDIX J for more information.

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Fund Expenses
As shown in the fund prospectuses and described in the “FEES AND EXPENSES – Fees Deducted by the Funds” section of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus. You should evaluate the expenses associated with the funds available through the Contract before making a decision to invest.
Less expensive share classes of the funds offered through this Contract may be available for investment outside of this Contract. You should evaluate the expenses associated with the funds available through this Contract before making a decision to invest.
Revenue from the Funds
The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:
•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).
12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:
•	Communicating with customers about their fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g. purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and
•	Receiving, tabulating and transmitting proxies executed by customers.
The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.
The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the Contract. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a fund through our Contracts. Fund revenue is important to the Company’s profitability.
Assets allocated to funds formerly affiliated with the Company, meaning Voya funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company. Assets allocated to funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.
Revenue Received from Formerly Affiliated Voya Funds. The revenue received by the Company from the formerly affiliated Voya funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.

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In the case of formerly affiliated Voya funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from formerly affiliated Voya funds provide the Company with a financial incentive to offer these funds through the Contract rather than other funds.
Additionally, in the case of formerly affiliated Voya funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.
Revenue Received from Funds Never Affiliated with the Company. Revenue received by the Company from funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that fund by the Company. Some of these funds or their affiliates pay us more than others and some of the amounts we receive may be significant.
The BlackRock Global Allocation V.I. Fund is the only fund currently open and available for investment through the Contract that is not a formerly affiliated Voya fund. We receive more revenue from the formerly affiliated Voya funds than we do from this BlackRock V.I. Fund.

THE ANNUITY CONTRACT
The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See APPENDIX C for more information on the Fixed Account. If you have any questions concerning this Contract, contact your registered representative or call Customer Service at (800) 366-0066.
Contract Date and Contract Year
The date the Contract became effective is the Contract Date. Each 12-month period following the Contract Date is a Contract Year.
Contract Owner
You are the Contract Owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners. In the event a selected death benefit is not available, the Standard Death Benefit will apply.
The death benefit becomes payable when you die. If the owner is a non-natural owner, the death benefit is payable upon the death of the Annuitant. In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the death benefit then due. The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner. In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary. This will override any previous beneficiary designation. See “Joint Owner,” below.
Joint Owner
For nonqualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The Earnings Multiplier Benefit rider is not available when there are joint owners.

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Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See “Change of Contract Owner or Beneficiary,” below. If you have elected an Enhanced Death Benefit, and you add a joint owner after issue, the Enhanced Death Benefit from the date of change will end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the Cash Surrender Value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit or the Earnings Multiplier Benefit. Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.
Annuity Start Date
The Annuity Start Date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the Contract Date and the Annuity Start Date. The income phase begins when you start receiving regular annuity payments from your Contract on the Annuity Start Date.
Annuitant
The Annuitant is the person designated by you to be the measuring life in determining annuity payments. On and after May 1, 2009, a joint Annuitant may also be designated. You are the Annuitant unless you name another Annuitant in the application. The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid. In the case of a non-natural owner and joint Annuitants, the oldest Annuitant’s age is used. The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date. You may not change the Annuitant after the Contract is in effect except as described below.
If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and you have named a contingent Annuitant, the contingent Annuitant becomes the Annuitant. If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant. In the event of joint owners, the youngest will be the contingent Annuitant. The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant. If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.
If the Contract Owner is not an individual, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.
Regardless of whether a death benefit is payable, if the Annuitant dies and any Contract Owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual.
Beneficiary
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. The beneficiary may become the successor Contract Owner if the Contract Owner, who is a spouse, dies before the income phase start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).
If the beneficiary dies before the Annuitant or the Contract Owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the Contract Owner’s estate.
One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.
Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

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Change of Contract Owner or Beneficiary
During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the Contract, the amount of the Earnings Multiplier Benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age for non-natural owners). The new owner’s death will determine when a death benefit is payable (the Annuitant’s death for non-natural owners).
If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For the Enhanced Death Benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the Enhanced Death Benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options: (1) if the new owner’s attained age is 86 or over on the date of the ownership change; or (2) if the new owner is not an individual (other than a trust for the benefit of the owner or Annuitant), the death benefit will be the Cash Surrender Value. Attained age is the age of the owner at the time the Contract is issued plus the number of full years elapsed since the Contract Date. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.
If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original Rider Date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.
An ownership change may cause a living benefit rider to terminate. Such depends on the rider and whether spousal continuation is allowed. For more information about an ownership change with the MGIB rider, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit (the “MGIB rider”) Rider.” For more information with the LifePay Plus rider, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.” And for more information with the Joint LifePay Plus rider, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
A change of owner likely has tax consequences. See “FEDERAL TAX CONSIDERATIONS” in this prospectus.
You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. In the event of joint owners all must agree to change a beneficiary.
In the event of a death claim, we will honor the form of payment of the death benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable. You may also restrict a beneficiary’s right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary.
All requests for changes must be in writing and submitted to Customer Service. Please date your requests. The change will be effective as of the day we receive the request. The change will not affect any payment made or action taken by us before recording the change.
Purchase and Availability of the Contract
We no longer offer the Contract for sale to new purchasers.
We issued a Contract only if both the Annuitant and the Contract Owner were age 75 or younger at the time of application. But the Contract was not available to all ages through all broker-dealers.
The initial premium payment must have been $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period and up to the Contract anniversary after your 86th birthday. Under certain circumstances, we may have waived the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

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The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract: (1) if you are looking for a short-term investment; (2) if you cannot risk getting back less money than you put in; or (3) if your assets are in a plan which provides for tax-deferral and you see no other reason to purchase this Contract. When considering an investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.
Replacing an existing insurance contract with this Contract may not be beneficial to you. Before purchasing the Contract, determine whether your existing Contract will be subject to any fees or penalties upon surrender. Also, compare the fees, charges, coverage provisions and limitations, if any, of your existing Contract with those of the Contract described in this prospectus.
IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See “CHARGES AND FEES” in this prospectus. If you are considering an Enhanced Death Benefit Option and/or the Earnings Multiplier Benefit rider and your Contract will be an IRA, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits” in this prospectus.
Crediting of Premium Payments
We will process your initial premium within two business days after receipt, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within one business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to five business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. If you choose to have us hold the premium payment, it will be held in a non-interest bearing account.
If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative within five days, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, we will credit the payment at the Accumulation Unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within two business days.
If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) proportionally according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in these calculations. If a subaccount is no longer available (including due to a fund purchase restriction) or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the Accumulation Unit value next determined after receipt of your premium payment and instructions.

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Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into Accumulation Units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an Accumulation Unit for the subaccount to determine the number of Accumulation Units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.
In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period. After the free look period, we will convert your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the subaccounts you previously selected. The Accumulation Units will be allocated based on the Accumulation Unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.
Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.
We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000). In addition, we may require information as to why a particular form of payment was used and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment.
Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.
Unclaimed Property
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling (800) 366-0066.
Cyber Security
Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

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Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.
Administrative Procedures
We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the Contract Value next determined only after you have met all administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided. You are responsible for keeping information about your Contract and appropriate identifying information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instruction, you will bear the loss.
Contract Value
We determine your Contract Value on a daily basis beginning on the Contract Date. Your Contract Value is the sum of (1) the Contract Value in the Fixed Interest Allocations; and (2) the Contract Value in each subaccount in which you are invested.
Contract Value in Fixed Interest Allocations. The Contract Value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus Contract Value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.
Contract Value in the Subaccounts. On the Contract Date, the Contract Value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the Contract Date, we allocate your Contract Value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period. In such a case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Voya Government Liquid Assets Portfolio).
On each business day after the Contract Date, we calculate the amount of Contract Value in each subaccount as follows:
(1)	We take the Contract Value in the subaccount at the end of the preceding business day;
(2)	We multiply (1) by the subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount; and
(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any Contract fees and premium taxes.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See APPENDIX C for a description of the calculation of Cash Surrender Value under any Fixed Interest Allocation. We do not guarantee any minimum Cash Surrender Value. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) adjust for any Market Value Adjustment; and (3) deduct any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.

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Surrendering to Receive the Cash Surrender Value. You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date. A surrender is effective on the date we receive your written request and the Contract at Customer Service. After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined. Once paid, all benefits under the Contract will terminate. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options. We will usually pay the Cash Surrender Value within seven days.
Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59½ may result in a 10% tax penalty. See “FEDERAL TAX CONSIDERATIONS” for more details.
Addition, Deletion or Substitution of Subaccounts and Other Changes
We may make additional subaccounts available to you under the Contract. These subaccounts will invest in funds we find suitable for your Contract. We may also withdraw or substitute funds, subject to the conditions in your Contract, compliance with regulatory requirements and subject to SEC approval.
We do not guarantee that each fund will always be available for investment through the Contract. If we feel that investment in any of the funds has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments. Whether a fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed funds. If you elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement fund, unless you request otherwise. If the most recent allocation instructions we have on file do not include any available subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions. The substitute or proposed replacement fund may have higher fees and charges than any fund it replaces.
Subject to SEC approval, we reserve the right to: (1) deregister Separate Account B under the 1940 Act; (2) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (3) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (4) restrict or eliminate any voting rights as to Separate Account B; (5) combine Separate Account B with other accounts; and (6) transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which this Contract belongs.
We will provide you with written notice before we make any of these changes.
We do not recommend or endorse any particular fund, and we do not provide investment advice.
Fixed Interest Allocation (The Fixed Account or Fixed Interest Division)
The Fixed Interest Allocation option that may be available through your Contract is the Fixed Account. The Fixed Account is a segregated asset account which contains the assets that support a Contract Owner’s investment in this option. See APPENDIX C and your Contract, including any endorsements and riders, for more information. In the event the Fixed Account is not available in your state, then the Fixed Interest Allocation is the Fixed Interest Division. Accordingly, see APPENDIX D, instead for more information. The Offering Brochure for the Fixed Interest Division is also available by contacting Customer Service.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Material variations are described in APPENDIX M. Also see your Contract, endorsements and riders for details.

LIVING BENEFIT RIDERS
Some features and benefits of the Contract, if available, are available by rider for an additional charge. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.

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The optional riders may not be available for all investors. Please check your application for the Contact to be sure. You should analyze each rider thoroughly and understand it completely before you select one. The optional riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific fund under the Contract. You should consult a qualified financial adviser in evaluating the riders. Customer Service may be able to answer your questions. The telephone number is (800) 366-0066.
The Contract has three living benefit riders offering protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are concerned that you may outlive your income; and
•	The Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are married and concerned that you and your spouse may outlive your income.
These living benefit riders are described further below. You may only add one living benefit rider to your Contract. You should not elect the LifePay Plus rider with multiple owners, unless the owners are spouses. More information about earlier versions of the guaranteed withdrawal benefit riders (including lifetime versions) is in the appendices.
Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)
The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions. The minimum guaranteed amount of annuity income will depend on the amount of premiums you pay during the first five Contract Years after you purchase the rider, the amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below), the MGIB Rate (as defined below), the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the MGIB rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the benefit under the MGIB rider.
Purchase. The MGIB rider is no longer available for purchase, including purchase by owners of existing Contracts.
Rider Date. The Rider Date is the date the optional benefit rider becomes effective. The Rider Date is also the Contract Date if you purchased the rider when the Contract was issued.
No Cancellation. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the free look period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.
Termination. The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase. The MGIB rider automatically terminates if:
•	You annuitize, surrender or otherwise terminate your Contract during the accumulation phase;
•
You die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).
Rider Charge. The current charge we deduct under the MGIB Rider is 0.75% annually of the MGIB Charge Base. The MGIB Charge Base is the greater of (1) and (2) below, where:
(1)	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b) and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds (as defined below); and
	(c)	Is the MGIB Rollup Base for Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and
	(b)	Is the MGIB Ratchet Base for Excluded Funds.

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For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds, and the MGIB Ratchet Base for Excluded Funds, see the “Calculations of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.
Fund Categories. The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds. These fund categories apply to all calculations under the MGIB rider. Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”
Covered Funds are any investment options not designated as Special Funds or Excluded Funds. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been re-designated as a Covered Fund for all current and future investments.
The following investment options are currently designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	Voya Government Liquid Assets Portfolio; and
•	Fixed Interest Allocation.
Please note that the ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund, but closed to new allocations, effective April 30, 2007. For Contracts with the MGIB rider purchased before August 21, 2006 (subject to availability), the Voya Intermediate Bond Portfolio is designated as a Special Fund.
No investment options are currently designated as Excluded Funds.
Fixed Allocation Funds Automatic Rebalancing. In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that a proportion of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
For Contracts with the MGIB rider purchased on and after August 21, 2006 (subject to availability), there is an allocation requirement. If the Contract Value in the Fixed Allocation Funds (as defined below) is less than a percentage of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the appropriate percentage of this amount is allocated to the Fixed Allocation Funds. This is called Fixed Allocation Funds Automatic Rebalancing and the percentage is stated in your Contract. Currently, the minimum Fixed Allocation Fund percentage is zero. Accepted Funds are excluded from this rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.
The MGIB Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund while the rider is in effect.
All funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the fund restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. By electing to purchase the MGIB rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the MGIB rider if you do not wish to have your Contract Value reallocated in this manner.
MGIB Benefit Base. The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and death benefits. Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below). On the MGIB Date, your MGIB Benefit Base is the greater of (1) and (2), where:
(1)	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the Contract Value allocated to Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
(a)		Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and
(b)		Is the Contract Value allocated to Excluded Funds.
The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds. This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.
Calculation of MGIB Rollup Bases. The Maximum MGIB Rollup Base is 250% of eligible premiums adjusted proportionally for withdrawals, subject to availability (300% otherwise and for Contracts with the MGIB rider purchased before August 21, 2006). This means that the Maximum MGIB Rollup Base is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value. The Maximum MGIB Rollup Base is not allocated by fund category.
The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.
The MGIB Rollup Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.
The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter. The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges. It is not included in the MGIB Rollup Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that are excluded from the MGIB Rollup Bases.
The MGIB Rate is currently 7%. The MGIB Rate is an annual effective rate. We may, at our discretion, discontinue offering this rate. The MGIB Rate will not change for those Contracts that have already purchased the MGIB rider.
Withdrawals reduce each MGIB Rollup Base proportionally. The percentage reduction in the MGIB Rollup Base for each Fund category (i.e., Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment). This means that the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds or the MGIB Rollup Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).

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When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a fund category will reduce the applicable MGIB Rollup Base for that fund category proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in the fund category. For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%. In cases where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.
In a case where the MGIB Rollup Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.
Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally. But the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: You pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.
Calculation of MGIB Ratchet Bases. The MGIB Ratchet Base for Covered Funds and Special Funds equals:
(1)	On the Rider Date, eligible premiums or the Contract Value (if the rider is added after the Contract Date) allocated to Covered Funds and Special Funds.
(2)	On each “quarterly anniversary date” prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:
(a) The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and
(b)
The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

(3)
At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds. The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges. It is not included in the MGIB Ratchet Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that, are excluded from the MGIB Ratchet Bases.
A quarterly anniversary date is the date three months from the Contract Date that falls on the same date in the month as the Contract Date. For example, if the Contract Date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.

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Withdrawals reduce each MGIB Ratchet Base proportionally. The percentage reduction in the MGIB Ratchet Base for each fund category (i.e., Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment). This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).
When you make transfers between Covered Funds or Special Funds and Excluded Funds, net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds. For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%. In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.
In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.
Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally. But the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.
MGIB Date. Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.
MGIB Annuity Income. Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C) applied to the then-current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX C) that would otherwise apply at annuitization.

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MGIB Income Factors. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract. Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider. Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract. The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract. The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance. If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider. Please see “APPENDIX G – Examples of Minimum Guaranteed Income Benefit Calculation.”
MGIB Annuity Options. Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. The MGIB must be exercised in the 30-day period prior to any Contract anniversary. At your request, the Company may, at its discretion, extend the latest Annuity Start Date without extending the MGIB Date.
The following are the MGIB annuity options available under the MGIB Rider:
•	Income for Life (Single Life or Joint Life with 100% Survivor) and a fixed period;
•	Income for a fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.
Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.  Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.  See FEDERAL TAX CONSIDERATIONS.
Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider. This option may only be exercised in the 30 day period prior to a Contract anniversary. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced proportionally. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values. This means the Contract and MGIB rider values will be adjusted proportionally. See “Calculations of MGIB Rollup Bases” and “Calculation of MGIB Ratchet Bases,” above. Surrender charges will apply to amounts applied to partial annuitization.
Notification. On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.
Change of Owner and Annuitant. The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death. Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization. In such a case, a new Annuitant may be named in accordance with the provisions of your Contract. The MGIB Benefit Base is unaffected and continues to accumulate.
Death of Owner. The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.
The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract. The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.
The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above. Annuitizing using the MGIB may result in a more favorable stream of income payments, and different tax consequences, under your Contract. Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors. You should consider all of your options at the time you begin the income phase of your Contract.

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LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider
The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.

Important Note:
We introduced the LifePay Plus rider on August 20, 2007, and launched changes to it on April 28, 2008, and January 12, 2009, subject to state approval where applicable. The below information pertains to the form of the LifePay Plus rider which was available for sale from May 1, 2009, through March 15, 2010, in states where approved. If this form of the LifePay Plus rider was not approved for sale in your state when you purchased the rider, then please see APPENDIX J for the information about the form of the LifePay Plus rider which was available to you.

Eligibility. The Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80 (owner and Annuitant must age qualify). The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the rider effective date. The LifePay Plus rider is not available for purchase with the Max 7 Enhanced Death Benefit. The LifePay Plus rider is subject to broker/dealer availability. Please note that the LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
The LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts. Previously, Contracts issued on and after November 1, 2004 were eligible for the LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have had a living benefit rider. There is an election form for this purpose. Please contact Customer Service for more information.
Rider Effective Date. The rider effective date is the date that coverage under the LifePay Plus rider begins. If you purchase the LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the LifePay Plus rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the LifePay Plus rider.
Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract. The LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation on your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is available for withdrawals at your discretion or systematic withdrawals pursuant to the terms of the Contract. Also, the LifePay Plus rider offers the Income Optimizer. The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the Annuitant’s death. The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals. The LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider.

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The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Account Allocations.
Say, for example, the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal is also a withdrawal after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume, which occurs on the next quarterly Contract anniversary following spousal continuation. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustrations 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the LifePay Plus rider is added after Contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each Contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value. We call this recalculation the Annual Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
Step-up. The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: the current LifePay Plus Base; the current Contract Value; and the LifePay Plus Base on the previous Contract anniversary, increased by the Step-up.
The amount of the Step-up is the product of the Step-up Tracker on the previous Contract anniversary times the Step-up percent, currently 6%. The Step-up Tracker is only used to calculate the amount of the Step-up. Initially, it equals the LifePay Plus Base. Any premiums received during a Contract Year are added to the Step-up Tracker and eligible for a partial Step-up. Any withdrawals for payment of third-party investment advisory fees are subtracted from the Step-up. Like the LifePay Plus Base, the Step-up Tracker is eligible for Annual Ratchets and subject to a proportional adjustment for any Excess Withdrawals.
Please note that no partial Step-up is available in the first year after you purchase this rider post issue of the Contract. Your first opportunity for a Step-up will not be until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date. Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary. Because on January 1, 2008, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a Step-up with this Contract is on January 1, 2009.

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Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the Annuitant is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Plus Base or the Contract Value on the previous business day. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.
The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59½ to 64
5%	65 to 75
6%	76 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or a Step-up. Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.
Income Optimizer. The LifePay Plus rider offers the option to elect to receive the Maximum Annual Withdrawal in systematic installments over the Annuitant’s life. We call this option the Income Optimizer. You may elect the Income Optimizer during the Lifetime Withdrawal Phase. This election is in lieu of the Contract’s other annuity options, and these payments will be subject to the same tax treatment as an annuity payment. Please see “FEDERAL TAX CONSIDERATIONS” for more information. The Income Optimizer is only available on nonqualified Contracts.
The frequency of payments under the Income Optimizer may be annual, quarterly or monthly. While you are receiving payments under the Income Optimizer, the LifePay Plus Base remains eligible for Annual Ratchets. Your Contract may still have a Contract Value and death benefit. Spousal continuation of payments under the Income Optimizer is permitted, if allowed under the requirements of the Tax Code. Any withdrawals in excess of the Maximum Annual Withdrawal are Excess Withdrawals that would cause a proportional reduction of the LifePay Plus Base, as well as a reduction of the Maximum Annual Withdrawal.
Your election is subject to restrictions – you may not: (1) revoke your election; (2) add on premiums; (3) exchange the Contract; (4) annuitize the Contract; or (5) change ownership (except as permitted under “Change of Owner or Annuitant” below). Once you choose the frequency of payments, you may not change it. Also, the specified percentage of your Contract Value required to be allocated to Fixed Allocation Funds is higher, and the investment options available for this purpose are limited. Please see “Investment Option Restrictions” below for the details. You may surrender your Contract at any time.

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Payments under the Income Optimizer will continue until the Terminal Date, at which time you waive any remaining Contract Value and death benefit and the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. The Terminal Date is the Contract anniversary following the Annuitant’s 95th birthday. Alternatively, you may wish to extend the Terminal Date to the Contract anniversary following the Annuitant’s 115th birthday in order to liquidate your Contract Value that may remain before the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. Regardless, your payments of the Maximum Annual Withdrawal will continue during the Lifetime Automatic Periodic Benefit Status until the death of the Annuitant. We will notify you in writing in advance of the Terminal Date to remind you of this alternative and how to extend the Terminal Date.
Lifetime Income Annuity Option. In the event the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, you may elect a life only annuity option, in lieu of the Contract’s other annuity options. Payments under this option are based on the minimum annual payment factors for each $1,000 reflected in the rider data table and will never be less than the same frequency of payments of the Maximum Annual Withdrawal at that time. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See APPENDIX H, Illustration 3 for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustration 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See APPENDIX H, Illustration 4 for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets or upon spousal continuation of the LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: the Contract will provide no further benefits (including death benefits) other than as provided under the LifePay Plus rider; no further premium payments will be accepted; and any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the Annuitant is age 59½. During this time, the LifePay Plus rider’s death benefit remains payable upon the Annuitant’s death. Also, the LifePay Plus Base remains eligible for Step-ups. Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

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You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least the required specified percentage of such Contract Value in the Fixed Allocation Funds, which is 30%; 40% with the Income Optimizer.
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the required specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date (30%; 40% with the Income Optimizer), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the required specified percentage of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on the rider effective date and each quarterly Contract anniversary. Also, after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner. Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.

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LifePay Plus Death Benefit Base. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.
In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death. Upon the Annuitant’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract , if allowed under the requirements of the Tax Code (see “Death Benefit Choices – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner. At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value, inclusive of the guaranteed death benefit – UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun. In this case, the LifePay Plus Base is recalculated to equal the greater of: (1) the Contract Value, inclusive of the guaranteed death benefit; and (2) the last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation. Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly Contract anniversary following spousal continuation. Any withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals. The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base.
The Maximum Annual Withdrawal is also recalculated as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value on the previous business day is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value before the Maximum Annual Withdrawal is first calculated. The rider will be eligible for any Step-Ups that may remain, and the Step-Up Tracker will be recalculated at the same time as the LifePay Plus Base. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
In the event the Income Optimizer was elected, systematic installments of the Maximum Annual Withdrawal will continue, SO LONG AS the surviving spouse as Annuitant is age 59½. The amount of these continuing payments may change since both the LifePay Plus Base and the Maximum Annual Withdrawal are recalculated based on the new Annuitant’s age. The rider under the Income Optimizer will remain subject to the higher required specified percentage for allocations to the Fixed Allocation Funds, even if upon spousal continuation the Lifetime Withdrawal Phase has not yet begun, and there is no Maximum Annual Withdrawal, because the Annuitant is not yet age 59½.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.

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Change of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon any ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual;
•	Change of owner pursuant to a court order; and
•	Change of qualified plan ownership to that of the beneficial owner.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted. See APPENDIX H for examples.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider
The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are married and concerned that you and your spouse may outlive your income.

Important Note:
We introduced the Joint LifePay Plus rider on August 20, 2007, and launched changes to it on April 28, 2008, and January 12, 2009, subject to state approval where applicable. The below information pertains to the form of the Joint LifePay Plus rider which was available for sale from May 1, 2009, through March 15, 2010, in states where approved. If this form of the Joint LifePay Plus rider was not approved for sale in your state when you purchased the rider, please see APPENDIX J for the information about the form of the Joint LifePay Plus rider which was available to you.

Eligibility. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the death benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below. The maximum issue age is 80. Both spouses must meet the issue age requirement. The issue age is the age of each owner on the rider effective date. The Joint LifePay Plus rider is not available for purchase with the Max 7 Enhanced Death Benefit. The Joint LifePay Plus rider is subject to broker/dealer availability. Please note that the Joint LifePay Plus rider will not be issued unless the required owner, Annuitant and beneficiary designations are met and until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.
The Joint LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts. Previously, Contracts issued on and after November 1, 2004, were eligible for the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have had a living benefit rider. There is an election form for this purpose. Please contact Customer Service for more information.

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Owner, Annuitant and Beneficiary Designations. For nonqualified Contracts: (1) joint owners must be spouses, and one of the owners the Annuitant; and (2) for a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary. Except as noted below for custodial IRAs, for qualified Contracts, there may only be one owner who must also be the Annuitant, and then the owner’s spouse must also be the sole primary beneficiary. Non-natural, custodial owners are only allowed with IRAs, and the Annuitant must be the beneficial owner of the custodial IRA, and beneficiary designations for custodial IRAs are subject to the limits as any other qualified Contract. We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse. We do not maintain individual owner and beneficiary designations for custodial IRAs. We reserve the right to verify the date of birth and social security number of both spouses.
Rider Effective Date. The rider effective date is the date that coverage under the Joint LifePay Plus rider begins. If you purchase the Joint LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the Joint LifePay Plus rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Active Spouse. An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider. There must be two Active Spouses when you purchase the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary. You cannot add an Active Spouse after the rider effective date. In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive). An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract, if allowed under the requirements of the Tax Code. Once an Active Spouse is deactivated, the spouse may not become an Active Spouse again. Specific situations that would result in a spouse being deactivated include:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.
An owner may also request that a spouse be deactivated. Both owners must agree when there are joint owners. However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason. So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes. Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract. See “Divorce” below for more information.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract (and your spouse is an Active Spouse). The Joint LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation on your death by an Active Spouse). Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.

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Highlights. This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the Joint LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is available for withdrawals at your discretion or systematic withdrawals pursuant to the terms of the Contract. Also, the Joint LifePay Plus rider offers the Income Optimizer. The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the last Active Spouse’s death. The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals. The Joint LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The Joint LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the Joint LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the Joint LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Account Allocations.
Say, for example, the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustrations 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the Joint LifePay Plus rider is added after Contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each Contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value. We call this recalculation the Annual Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the Joint LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
Step-up. The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: the current LifePay Plus Base; the current Contract Value; and the LifePay Plus Base on the previous Contract anniversary, increased by the Step-up.

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The amount of the Step-up is the product of the Step-up Tracker on the previous Contract anniversary times the Step-up percent, currently 6%. The Step-up Tracker is only used to calculate the amount of the Step-up. Initially, it equals the LifePay Plus Base. Any premiums received during a Contract Year are added to the Step-up Tracker and eligible for a partial Step-up. Any withdrawals for payment of third-party investment advisory fees are subtracted from Step-up. Like the LifePay Plus Base, the Step-up Tracker is eligible for Annual Ratchets and subject to a proportional adjustment for any Excess Withdrawals.
Please note that no partial Step-up is available in the first year after you purchase this rider post issue of the Contract. Your first opportunity for a Step-up will not be until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.
Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the Joint LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the youngest Active Spouse is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Plus Base or the Contract Value on the previous business day. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•
The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary is an Active Spouse who elects to continue the Contract; or

•	The last Active Spouse dies.
The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.
The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59½ to 64
5%	65 to 75
6%	76 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or Step-up. Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.
Income Optimizer. The Joint LifePay Plus rider offers the option to elect to receive the Maximum Annual Withdrawal in systematic installments over the lives of both Active Spouses. We call this option the Income Optimizer. You may elect the Income Optimizer during the Lifetime Withdrawal Phase. This election is in lieu of the Contract’s other annuity options, and these payments will be subject to the same tax treatment as an annuity payment. The Income Optimizer is only available on nonqualified Contracts.

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The frequency of payments under the Income Optimizer may be annual, quarterly or monthly. While you are receiving payments under the Income Optimizer, the LifePay Plus Base remains eligible for Annual Ratchets. Your Contract may still have a Contract Value and death benefit. Spousal continuation of payments under the Income Optimizer is permitted, if allowed under the requirements of the Tax Code.. Any withdrawals in excess of the Maximum Annual Withdrawal are Excess Withdrawals that would cause a proportional reduction of the LifePay Plus Base, as well as a reduction of the Maximum Annual Withdrawal.
Your election is subject to restrictions – you may not: (1) revoke your election; (2) add on premiums; (3) exchange the Contract; (4) annuitize the Contract; or (5) change ownership (except as permitted under “Change of Owner or Annuitant” below). Once you choose the frequency of payments, you may not change it. Also, the specified percentage of your Contract Value required to be allocated to Fixed Allocation Funds is higher, and the investment options available for this purpose are limited. Please see “Investment Option Restrictions” below for the details. You may surrender your Contract at any time.
Payments under the Income Optimizer will continue until the Terminal Date, at which time you waive any remaining Contract Value and death benefit and the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. The Terminal Date is the Contract anniversary following the youngest Active Spouse’s 95th birthday. Alternatively, you may wish to extend the Terminal Date to the Contract anniversary following the youngest Active Spouse’s 115th birthday in order to liquidate your Contract Value that may remain before the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status. Regardless, your payments of the Maximum Annual Withdrawal will continue during the Lifetime Automatic Periodic Benefit Status until the death of the last Active Spouse. We will notify you in writing in advance of the Terminal Date to remind you of this alternative and how to extend the Terminal Date.
Lifetime Income Annuity Option. In the event the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, you may elect a life only annuity option, in lieu of the Contract’s other annuity options. Payments under this option will be joint life if both Active Spouses are living, or for the life of the only Active Spouse, and are based on the minimum annual payment factors for each $1,000 reflected in the rider data table. Also, these payments will never be less than the same frequency of payments of the Maximum Annual Withdrawal at that time. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See APPENDIX H, Illustration 3 for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See APPENDIX H, Illustration 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See APPENDIX H, Illustration 4 for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets or upon spousal continuation of the Joint LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the Joint LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: (1) the Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider; (2) no further premium payments will be accepted; and (3) any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the last Active Spouse’s death.

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If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the youngest Active Spouse is age 59½. During this time, the Joint LifePay Plus rider’s death benefit remains payable upon the last Active Spouse’s death. Also, the LifePay Plus Base remains eligible for Step-ups. Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base. If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.
Investment Option Restrictions. While the Joint LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least the required specified percentage of such Contract Value in the Fixed Allocation Funds, which is 30%; 40% with the Income Optimizer.
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The Joint LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the required specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date (30%; 40% with the Income Optimizer), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the required specified percentage of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on the rider effective date and each quarterly Contract anniversary. Also, after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base. See “LifePay Plus Base – Withdrawals and Excess Withdrawals” above. In the event of a divorce during Lifetime Automatic Periodic Benefit Status, for nonqualified Contracts there will be no change in the amount of your periodic payments and payments will continue until both spouses are deceased. For qualified contracts, payments may continue, subject to the rules related to distributions on death.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Death of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.
LifePay Plus Death Benefit Base. The Joint LifePay Plus rider has a death benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider: (1) on the Contract Date it is equal to the initial premium; or (2) after the Contract Date it is equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the Joint LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.
In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death. Upon the last Active Spouse’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, SO LONG AS the surviving spouse in an Active Spouse. At that time, the LifePay Plus Base is recalculated to equal the greater of: the Contract Value, inclusive of the guaranteed death benefit; and the last calculated LifePay Plus Base, subject to proportional adjustment for any withdrawals before spousal continuation.
The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value on the previous business day is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value before the Maximum Annual Withdrawal is first calculated. The rider will be eligible for any Step-ups that may remain, and the Step-up Tracker will be recalculated at the same time as the LifePay Plus Base. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.

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Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner). If you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.
Change of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted. See APPENDIX H for examples.
Loans. No loans are permitted on Contracts with the Joint LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

WITHDRAWALS
Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner. If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of your cumulative earnings (which is your Contract Value less premium payments received and prior withdrawals); and 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.
You need to submit to us a request specifying the Fixed Interest Allocations or subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the subaccounts in which you are invested. If there is not enough Contract Value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser. We will determine the Contract Value as of the close of business on the day we receive your withdrawal request at Customer Service. The Contract Value may be more or less than the premium payments made.
If any limitation on allocations to the Restricted Funds has been exceeded, subsequent withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal. So in this event, you would either need to take your withdrawal from the Restricted Funds proportionally from all variable subaccounts.

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Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect. Withdrawals may be subject to taxation and tax penalties. Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1∕2 may result in a 10% penalty tax. See “FEDERAL TAX CONSIDERATIONS” for more details.
We offer the following three withdrawal options:
Regular Withdrawals
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See APPENDIX C for more information on the application of the Market Value Adjustment.
Systematic Withdrawals
You may choose to receive automatic systematic withdrawal payments from the Contract Value in the subaccounts in which you are invested or from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA withdrawals. Systematic withdrawals may be taken monthly, quarterly or annually. If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all subaccounts in which Contract Value is invested. If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a non-proportional basis, we will monitor the withdrawals annually. If you subsequently allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all subaccounts in which Contract Value is invested. There is no additional charge for this feature.
You decide the date on which you would like your systematic withdrawals to start. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.
Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be: (1) a fixed dollar amount; or (2) an amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%
A fixed dollar systematic withdrawal of less than $100 on any withdrawal date will terminate your systematic withdrawal. Your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.
If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will contact you to seek alternative instructions. Unless you provide instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.
We limit systematic withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

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You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.
Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary’s lifetime (“stretch”). Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals. Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Fixed Dollar Systematic Withdrawal Feature
You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.
Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum percentage described above. Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.
IRA Withdrawals
If you have a non-Roth IRA Contract and will be at least age 72 (age 70½ if born before July 1, 1949) during the current calendar year, you may elect to have distributions made to you to satisfy the minimum distribution requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may need to be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.
You choose the frequency of your IRA withdrawals (monthly, quarterly or annually) and the start date. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.
You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.
You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.
An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.

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On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provisions, the CARES Act suspends the minimum distribution requirements (RMDs) applicable to IRAs for the year 2020.  See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)
Between the end of the free look period and the Annuity Start Date, you may transfer your Contract Value among the subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a Contract Year, but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other funds may negatively impact your death benefit or rider benefits.
If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.
Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See “LIVING BENEFIT RIDERS.”
The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify Customer Service and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.
Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.
Limits on Frequent or Disruptive Transfers
The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all Contract Owners.
This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.
Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.

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Excessive Trading Policy. We provide multi-fund variable insurance and retirement products, have adopted an Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.
We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.
We currently define Excessive Trading as:
•
More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same fund within a twelve month period.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new premium payments, withdrawals and loans);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us or a fund.
If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.
If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those which involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.
Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.
We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

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Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.
We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of Contract Owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying fund.
Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.
Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.
Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the Contract. Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the Company is required to share information regarding Contract Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.
As a result of this information sharing, a fund company may direct us to restrict a Contract Owner’s transactions if the fund determines that the Contract Owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or Contract Value to the fund or all funds within the fund family.
Dollar Cost Averaging
You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Allocation, subject to availability, starting 30 days after the Contract Date. These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to the subaccounts you specify. There is no additional charge for dollar cost averaging. Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.
We also may offer dollar cost averaging Fixed Interest Allocations for durations of six months and one year, subject to availability, exclusively for use with the dollar cost averaging program.
The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Dollar cost averaging requires a minimum monthly transfer amount of $100. We will transfer all your money allocated to that source account into the subaccount(s) you specify in equal payments over the relevant duration. The last payment will include earnings accrued over the duration. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

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Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a dollar cost averaging Fixed Interest Allocation and there is money remaining in the dollar cost averaging Fixed Interest Allocation, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Allocation.
If you do not specify to which subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the subaccounts in which you are invested proportionally, subject to any fund purchase restrictions. The transfer date is the same day each month as your Contract Date. If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.
Transfers under the dollar cost averaging program must be in compliance with the investment restrictions for the living benefit riders. If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation funds automatically rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.
You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described above in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional subaccounts or Fixed Interest Allocations as part of or withdraw any subaccount or Fixed Interest Allocation from the dollar cost averaging program, stop offering dollar cost averaging Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.
Automatic Rebalancing
If you have at least $10,000 of Contract Value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. Automatic rebalancing is subject to any fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers. There is no additional charge for this feature.
You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.
We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to Fixed Account II. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.
To participate in automatic rebalancing, send satisfactory notice to Customer Service. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Contract Value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis. Additional premium payments and partial withdrawals made proportionally will not cause the automatic rebalancing program to terminate.

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Upon advance notice we may modify, suspend or terminate the automatic rebalancing program at any time.

DEATH BENEFIT CHOICES
Death Benefit During the Accumulation Phase
During the accumulation phase, a death benefit (and Earnings Multiplier Benefit, if elected) is payable when either the Contract Owner, or the first of joint owners or the Annuitant (when a Contract Owner is not an individual) dies before the Annuity Start Date. Assuming you are the Contract Owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. If there is a beneficiary who is not the spouse of the Contract Owner, the value of the death benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment. If the spouse is the sole beneficiary of the Contract Owner, the value of the death benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment. Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “Systematic Withdrawals,” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner. If so, such rights or options will not be available to the beneficiary.
If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally distribute death benefit proceeds within seven days after Customer Service has received sufficient information to make the payment. For information regarding required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs) Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.
You may choose one of the following Death Benefits: (1) the Standard Death Benefit; (2) the Quarterly Ratchet Enhanced Death Benefit; or (3) the Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the Contract Owner or the Annuitant (if the Contract Owner is not an individual) is not more than 75 years old at the time of purchase. The Enhanced Death Benefits are available only at the time you purchase your Contract. The Enhanced Death Benefits are not available where a Contract is owned by joint owners. Not all death benefits are available in every state. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.
Once you choose a death benefit, you cannot change it. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The LifePay Plus and Joint LifePay Plus riders may also affect the death benefit.
The death benefit may be subject to certain mandatory distribution rules required by federal tax law.
In all cases described below, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.
Base Death Benefit. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.
Standard Death Benefit. The Standard Death Benefit equals the greater of:
•	The Base Death Benefit; and
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.
The Standard MGDB allocated to Covered Funds equals premium payments allocated to Covered Funds less proportional adjustments for any withdrawals and transfers.

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The Standard MGDB allocated to Excluded Funds equals premium payments allocated to Excluded Funds less proportional adjustments for any withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the Standard MGDB proportionally. The percentage reduction in the Standard MGDB for each Fund category (i.e., Covered or Excluded) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Transfers among Fund categories do not reduce the overall Standard MGDB.
•
Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds proportionally. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

•
Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds proportionally. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the decrease in the Standard MGDB in Excluded Funds.

Enhanced Death Benefit Options. The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact the poor investment performance could have on the Standard Death Benefit. The Enhanced Death Benefit options enable you to lock in positive investment performance. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. The criteria to lock are different. The Quarterly Ratchet Enhanced Death Benefit locks quarterly. The Max 7 Enhanced Death Benefit also locks quarterly, but it also has an element that locks annually at a specified interest rate. Your death benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements. Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate, besides the additional charge. The Enhanced Death Benefit options are explained further below.
Allocation restrictions apply for purposes of determining death benefits. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit. We may, with 30 days’ notice to you, designate any fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund.
For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.
The Quarterly Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Quarterly Ratchet Minimum Guaranteed Death Benefit (“Quarterly Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB.
The Quarterly Ratchet MGDB allocated to Covered Funds on the Contract Date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the Contract Date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, partial withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, partial withdrawals attributable to Covered Funds, and transfers.
The Quarterly Ratchet MGDB allocated to Excluded Funds on the Contract Date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, partial withdrawals attributable to Excluded Funds, and transfers.

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Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, partial withdrawals attributable to Excluded Funds, and transfers.
Withdrawals reduce the Quarterly Ratchet MGDB proportionally. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Net transfers from Covered Funds to Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds proportionally. The increase in the Quarterly Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds proportionally. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds.
The Max 7 Enhanced Death Benefit equals the greater of the Quarterly Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.
The 7% Solution Death Benefit Element is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	➢	2.5 times all premium payments, adjusted for withdrawals (the “cap”); and
	➢	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.
For Contracts issued prior to August 21, 2006, the cap is 3 times all premium payments adjusted for withdrawals.
For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:
•	Voya Government Liquid Assets Portfolio; and
•	Fixed Interest Allocation.
The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007. For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.
For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been re-designated as a Covered Fund for all current and future investments.
Covered Funds are all investment options not designated as Special Funds or Excluded Funds. No investment options are currently designated as Excluded Funds.
The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended. The Max 7 Enhanced Death Benefit available for some Contracts issued in 2001 or earlier allows for accumulation to continue beyond age 80, subject to the cap. Please see your Contract for details regarding the terms of your death benefit.
The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawals and transfers. There is no accumulation of 7% MGDB allocated to Special Funds.
The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the 7% MGDB proportionally. The percentage reduction in the 7% MGDB for each fund category (i.e., Covered, Special or Excluded) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total Contract Value resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.

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Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the funds will reduce the 7% MGDB in the funds proportionally. The increase in the 7% MGDB allocated to the fund category to which the transfer is being made will equal the decrease in the fund category from which the transfer is being made.
In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Earnings Multiplier Benefit Rider. The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next Contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the “rider effective date.”
If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals (“Maximum Base”). Currently, if added at issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) the Maximum Base; and (2) the Contract Value on the Claim Date minus premiums adjusted for withdrawals. If added after issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) 150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and (2) the Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is proportional, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.
There is an extra charge for the Earnings Multiplier Benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges — Earnings Multiplier Benefit Rider Charge” for a description of the charge.
The rider is available for both nonqualified and qualified Contracts. Please see the discussions of possible tax consequences in “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits” in this prospectus.
Death Benefit During the Income Phase
Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or the Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

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Continuation After Death – Spouse
If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the beneficiary, if allowed under the requirements under the Tax Code  and such surviving spouse may be able  to continue the Contract as his or her own and the following will apply:
•
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value. We will allocate such addition to the variable subaccounts in proportion to the Contract Value in the subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor. Such addition to Contract Value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The death benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes;
•
If you elect the Quarterly Ratchet Death Benefit or the Max 7 Enhanced Death Benefit and the new or surviving owner is attained age 89 or less, ratchets will continue, (or resume if deceased owner had already reached age 90) until the new or surviving owner reaches age 90. If you elected the Max 7 Enhanced Death Benefit, the new or surviving owner is attained age 79 or less, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the cap or the attained age of 80 is reached;

•
At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner. Any premiums paid later will be subject to any applicable surrender charge;

•
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable subaccounts in proportion to the Contract Value in the subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the benefit to the Liquid Assets subaccount, or its successor; and

•
The Earnings Multiplier Benefit rider will continue if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original Rider Date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Continuation After Death – Not a Spouse
If the beneficiary or surviving joint owner is not the spouse of the owner, the Contract may defer payment of the death benefit subject to Tax Code section 72(s) or 401(a)(9), as applicable. See next section, “Required Distributions Upon Contract Owner’s Death.”
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value. Such addition will be allocated to the variable subaccounts in proportion to the Contract Value in the subaccounts, unless we are directed otherwise. If there is no Contract Value in any subaccount, the addition will be allocated to the Voya Government Liquid Assets Portfolio, or its successor.
The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived. No additional premium payments may be made.
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable subaccounts in proportion to the Contract Value in the subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor. The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.
Required Distributions Upon Contract Owner’s Death
Nonqualified Contracts. We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.
If any Contract Owner of a nonqualified Contract dies before the Annuity Start Date, we will distribute the death benefit payable to the beneficiary as follows: (1) the death benefit must be completely distributed within five years of the Contract Owner’s date of death; or (2) the beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the death benefit in the form of an annuity from us, provided that: (a) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (b) such distributions begin no later than one year after the Contract Owner’s date of death.

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Notwithstanding (1) and (2) above, if the sole Contract Owner’s beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death. Upon receipt of such election from the spouse at Customer Service: (a) all rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease; (b) the spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and (c) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph.
If the owner’s beneficiary is not a spouse, the distribution provisions described in subparagraphs (1) and (2) above, will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.
Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary (“stretch”). “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.
If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the death benefit to the owner’s beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive due proof of death. Such cash payment will be in full settlement of all our liability under the Contract.
If a Contract Owner dies after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death..
If a Contract has joint owners we will consider the date of death of the first joint owner as the death of the Contract Owner, and the surviving joint owner will become the beneficiary of the Contract. If any Contract Owner is not an individual, the death of an Annuitant shall be treated as the death of a Contract Owner.
Qualified Contracts.  We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code. While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

THE ANNUITY OPTIONS
Annuitization of Your Contract
If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an income plan. Four fixed payment annuity options are currently available. We will make these payments under the annuity option you choose. You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date. Living benefit riders automatically terminate when the income phase of your Contract begins. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met. The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders. Except as provided under certain riders, there is no death benefit after the Annuity Start Date.
Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the Required Minimum Distribution rules. See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”
You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the Annuity Start Date. If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option. In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

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The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.
For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.
Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Payments under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option. We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing by 1,000. The applicably payment factor will depend on: (1) the annuity option; (2) payment date; (3) the frequency of payments you choose; and (4) the age of the Annuitant or beneficiary (and gender, where appropriate under applicable law). As a general rule, more frequent income payments will result in smaller individual income phase payments. Likewise, income phase payments that are anticipated over a longer period of time will also result in smaller individual income phase payments. Because our current annuity options provide only for fixed payments, subsequent payments will not differ from the amount of your first annuity payment.
Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not a natural person, such as a corporation; or
•	Any income payment would be less than the minimum annuity income payment allowed.
Selecting the Annuity Start Date
You select the Annuity Start Date, which is the date on which the annuity payments commence. Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 90th birthday. Subject to the required minimum distribution rules under the Tax Code, if, on the Annuity Start Date, a surrender charge remains, the elected annuity option must include a period certain of at least five years.
If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday. If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see “FEDERAL TAX CONSIDERATIONS” and the SAI. You should consult a tax and/or legal adviser for tax advice when selecting and Annuity Start Date.
Frequency of Annuity Payments
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.
Beneficiary Rights
A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner. If so, such options will not be available to the beneficiary. In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.
The Annuity Options
The Contract has four annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the Contract Value in the subaccounts is transferred to the Company’s general account. If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by government regulations. The MGIB annuity options available under the MGIB rider are different from the four options listed below. For additional information, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

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Option 1. Income for a Fixed Period. Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the Cash Surrender Value or Contract Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Contract Owner reaches age 59½.
Option 2. Income for Life with a Period Certain. Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date. Amounts for ages not shown in the Contract are available if you ask for them.
Option 3. Joint Life Income. This option is available when there are two persons named to determine annuity payments. At least one of the persons named must be either the Contract Owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.
Option 4. Annuity Plan. Under this option, your Contract Value can be applied to any other annuitization plan that we choose to offer on the Annuity Start Date. Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.
Payment When Named Person Dies
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to the minimum distribution requirements imposed by federal tax law. The amounts we will pay are determined as follows:
•
For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2;

•	For Option 3, no amounts are payable after both named persons have died; and
•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

OTHER CONTRACT PROVISIONS
Reports to Contract Owners
We confirm purchase, transfer and withdrawal transactions usually within five business days of processing. We may also send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the Contract Value, Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value. You have 30 days to notify Customer Service of any errors or discrepancies. We will notify you when any shareholder reports of the funds in which Separate Account B invests are available. We will also send any other reports, notices or documents we are required by law to furnish to you.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances: (1) on any business day when the NYSE is closed (except customary weekend and holiday closings); (2) when an emergency exists as determined by the SEC; or (3) during any other periods the SEC may, by order, permit for the protection of investors.
The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.
Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.
In Case of Errors in Your Application
If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

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Assigning the Contract as Collateral
You may assign a nonqualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax and/or legal adviser for tax advice. You must give us satisfactory written notice to Customer Service in order to make or release an assignment. We are not responsible for the validity of any assignment.
Contract Changes – Applicable Tax Law
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations. We will give you advance notice of such changes.
Free Look
You may cancel your Contract within your ten-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to Customer Service or to the agent from whom you purchased it. We will refund the Contract Value (which may be more or less than the premium payments you paid) or, if required by your state, the original amount of your premium payment.
For purposes of the refund during the free look period, (1) we adjust your Contract Value for any Market Value Adjustment (if you have invested in the Fixed Account); and (2) then we include a refund of any charges deducted from your Contract Value. Because of the market risks associated with investing in the funds and the potential positive or negative effect of the Market Value Adjustment, the Contract Value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the Contract Value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Voya Government Liquid Assets Portfolio). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your free look rights depend on the laws of the state in which you purchase the Contract. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your Contract Value at the close of business on the day we void your Contract. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the Accumulation Unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.
Special Arrangements
We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.
Selling the Contract
Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380, is the principal underwriter and distributor of the Contract as well as for our other contracts. Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Directed Services LLC does not retain any commissions or compensation paid to it by VIAC for Contract sales. Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”). Selling firms are also registered with the SEC and are FINRA member firms.
Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts. Registered representatives of the selling firms who solicit sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

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Directed Services LLC pays selling firms for past Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Morgan Stanley and other selling firms may receive commissions of up to 9.0% of premium payments. In addition, Morgan Stanley and other selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 9.0% of total premium payments.
Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria. These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.
In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their efforts in selling the Contracts to you and other customers. These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.
We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.
Directed Services LLC may also compensate wholesalers/distributors, and their sales management personnel, for past Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker/dealers or “focus firms.”
We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.
This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts. It is important for you to know that the payment of volume- or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our Contracts over those of another Company, and may also have provided a financial incentive to promote one of our Contracts over another.

OTHER INFORMATION
Order Processing
In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.
Voting Rights
We will vote the shares of a fund owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a fund in our own right, we may decide to do so.

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We determine the number of shares that you have in a subaccount by dividing the Contract’s Contract Value in that subaccount by the net asset value of one share of the fund in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a fund shareholder meeting. We will ask you for voting instructions by mail at least ten days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.
State Regulation
We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.
Legal Proceedings
We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’s (“DSL”) ability to distribute the Contract or upon the separate account.
•
Litigation. Notwithstanding the foregoing, the Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

•
Regulatory Matters. As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company and DSL to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation/arbitration or regulatory matters could, from time to time, have a material adverse effect upon the Company’s or DSL’s results of operations or cash flows in a particular quarterly or annual period.

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FEDERAL TAX CONSIDERATIONS
Introduction
The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect Contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.
You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.  When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified
The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).
Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of your premium payments to a nonqualified Contract. Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.
Qualified Contracts. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code. Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f). Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.
Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans.  These changes are discussed below under Taxation of Qualified Contracts. The CARES Act does not change the tax rules applicable to nonqualified contracts.

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Taxation of Nonqualified Contracts
Taxation of Gains Prior to Distribution or Annuity Starting Date
General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the Contract Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification. Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control. Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable Contract Owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract. If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract Value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the Annuitant is treated as the death of the Contract Owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions
General. When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any surrender charge) immediately before the distribution over the Contract Owner’s investment in the Contract at that time. A Market Value Adjustment, if applicable, could increase the Contract Value. Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.
In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract.

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10% Penalty Tax. A distribution from a nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the Primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.
The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.
Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.
If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any remaining “income on the contract” attributable to the investment made after August 13, 1982; and
•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.
In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.
Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.
Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.
Death Benefits. Subject to the Tax Code section 72(s) or 401(a)(9), as applicable, amounts may be distributed from a Contract because of your death or the death of the Annuitant. Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.
If your death occurs after you begin receiving annuity payments any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.
If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2024. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

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If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies or is changed, the same rules apply as outlined above for the death of the Contract Owner.
Generally, amounts distributed from a Contract because of your death or the death of the Annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.
Special rules apply to amounts distributed after a beneficiary has elected to maintain the Contract Value and receive payments.
If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the Annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a death benefit that may exceed the greater of the premium payments and the Contract Value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.
Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the Contract Value of a nonqualified Contract is treated as a distribution of such amount or portion. If the entire Contract Value is pledged or collaterally assigned, subsequent increases in the Contract Value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).
If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “Cash Surrender Value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.
The designation of an Annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.
Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.
Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same Contract Owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.
Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.
Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

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Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.
If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation prior to processing any requested transaction.
If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Taxation of Qualified Contracts
Temporary Rules under the CARES Act
As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor.  You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.
Required Minimum Distributions.  The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020.  The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.
This relief applies both to lifetime and post-death minimum distributions due in 2020.  In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Death” applies, the 5-year period is determined without regard to calendar year 2020.  It is unclear whether this special exception extends to the 10-year period also described below under that same heading.
Distributions.  The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below).  The relief:
•	Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
•	Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
•	Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
•
Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•
Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements.  The relief is limited to aggregate distributions of $100,000.  The relief applies to such distributions made at any time during the 2020 calendar year.
Plan Loans.  The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below):
•
For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•	The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

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Individuals Eligible for Withdrawal and Loan Relief.  Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act.  A “qualified individual” is an individual in one of the following categories:
•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
•	The individual’s spouse or dependent is diagnosed with such virus or disease; or
•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above
Eligible Retirement Plans and Programs
The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans. Sections 401(a), 401(k), and 403(a) of the Tax code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRA qualification requirements; and

•
457 Plans. Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). A 457 plan may be either a 457(b) plan or a 457(f) plan. Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account. There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of qualified plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.
Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12 month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

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Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.
You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made. Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as Roth IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRS qualification requirements.
Taxation
The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e., annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.
Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.
Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract owners, sponsoring employers, participants, Annuitants and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.
Contract owners, sponsoring employers, participants, Annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.
Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.
Contributions
In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

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401(a), 401(k), 403(a) and 403(b) Plans. The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $57,000 (2020). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.
This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $19,500 (2020). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.
Contributions and premium payments to your account(s) will generally be excluded from your gross income.
Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$6,500 (2020); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.
Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2020, the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.
You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2020, the contribution to a Roth IRA cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.
Distributions – General
Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.
Section 401(a), 401(k), 403(a) and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.
A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.
Traditional IRAs. All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.
10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k), 403(a) or 403(b) plan (collectively, qualified plans). The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

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Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the join lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.
Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).
The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.
Roth IRAs. A qualified distribution from a Roth IRA is not includible in gross income. A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	➢	Made on or after the date on which the owner attains age 59 ½;
	➢	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	➢	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	➢	A qualified first time homebuyer distribution (within the meaning of the Tax Code).
If a payment or a distribution from a Roth account is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above. Special ording rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account.
Distributions — Eligibility
Distributions generally may occur only upon the occurrence of certain events. The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution form the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

68

401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½ ; or
•	Termination of the plan.
Such distributions remain subject to other applicable restrictions under the Tax Code.
401(k) Plans. Subject to the term of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of a child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
403(b) Plans. Subject to the term of your 403(b) Contract, distribution of certain salary reduction contributions and earnings on such contributions restricted under Tax Code Section 403(b)(11) generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of a child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.
If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).
Before we process a withdrawal request to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.
Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs)
To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

69

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.
Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.
50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.
Roth IRAs. Required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.
Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)
Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.  The death benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.  The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.
Prior Law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”).  If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
The New Law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity).  However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules.  In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).  In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

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If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule).  However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases.  You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.
More generally, the new law applies if you die after 2019, subject to several exceptions.  In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020.  However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death.  Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner.  Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.
Certain transition rules may apply.  Please consult your tax adviser.
Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects.  The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.  In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.  You should consult a professional tax adviser for tax advice as to your particular situation
Withholding
In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract. In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.
401(a), 401(k), 403(a) and 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.
Assignment and Other Transfers
401(a), 401(k), 403(a) and 403(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan; or
•	The enforcement of a federal income tax lien or levy.
IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

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Tax Consequences of Living Benefits and Enhanced Death Benefits
Living Benefits. Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.
Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the Contract Value that applies. Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes. Please consult your tax and/or legal adviser about the tax consequences of living benefits.
Payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes. A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start. Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal. This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments. Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.
For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the death benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg. section 1.401(a)(9)-6 as the death benefit under these riders could be viewed as providing an increasing benefit.  Please consult your legal and/or tax adviser about the tax consequences of living benefits death benefits.
Enhanced Death Benefits. The Contract offers a death benefit that may exceed the greater of premium payments and the Contract Value. It is possible that the IRS could characterize such a death benefit as other than an incidental death benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available death benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract. Please consult your tax adviser about the tax consequences of enhanced death benefits.
Same-Sex Marriages
If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. Please consult your tax and/or legal adviser for further information about this subject. Please consult your tax and/or legal adviser for further information about this subject.

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Possible Changes in Taxation
Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). In this regard, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provision, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  See “Taxation of Qualified Contracts” for more details.  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.
Taxation of the Company
We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.
We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.
In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your Contract Value invested in the subaccounts.

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APPENDIX A

CONDENSED FINANCIAL INFORMATION
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables show the Condensed Financial Information (accumulation unit values and number of units outstanding for the indicated periods) for each subaccount of Separate Account B under the Contract with the lowest and highest combination of asset-based charges. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information. Complete information is available in the SAI. Contact Customer Service to obtain your copy of the SAI free of charge.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31	$9.53
Value at end of period	$14.28	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31
Number of accumulation units outstanding at end of period	5,066,325	6,119,983	6,996,515	8,664,609	10,146,226	11,809,955	13,043,592	13,195,463	14,658,436	14,545,662
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13	$7.79
Value at end of period	$13.27	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13
Number of accumulation units outstanding at end of period	5,914,708	5,596,520	6,479,748	7,999,553	9,507,797	3,326,376	3,553,623	3,776,108	4,036,972	4,398,876
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.48	$9.50	$9.60	$9.73	$9.87	$10.01	$10.15	$10.29	$10.43	$10.58
Value at end of period	$9.49	$9.48	$9.50	$9.60	$9.73	$9.87	$10.01	$10.15	$10.29	$10.43
Number of accumulation units outstanding at end of period	60,031	55,714	73,220	131,320	131,320	157,036	186,216	302,750	474,480	481,105
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490

A-1

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84	$8.32
Value at end of period	$12.08	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84
Number of accumulation units outstanding at end of period	3,375,103	3,418,308	3,995,871	5,389,089	5,273,239	5,808,995	6,917,396	7,030,422	7,346,128	6,256,899
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
A-2

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01	$10.59
Value at end of period	$11.85	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01
Number of accumulation units outstanding at end of period	1,510,117	1,775,555	1,823,246	2,308,811	2,427,575	2,742,060	3,201,123	5,636,752	5,459,336	3,408,948

A-3

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38	$8.56
Value at end of period	$23.69	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38
Number of accumulation units outstanding at end of period	449,953	543,043	664,025	875,198	1,100,503	1,353,541	1,923,801	1,723,331	1,622,804	1,415,034
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$34.33	$34.70	$30.61	$28.79	$27.78	$25.16	$20.92	$18.55	$18.32	$16.31
Value at end of period	$42.04	$34.33	$34.70	$30.61	$28.79	$27.78	$25.16	$20.92	$18.55	$18.32
Number of accumulation units outstanding at end of period	234,895	297,498	322,450	420,633	485,491	565,503	674,146	789,692	873,587	977,107
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$24.50	$27.44	$23.98	$20.51	$22.38	$21.15	$16.55	$14.36	$14.70	$12.99
Value at end of period	$30.47	$24.50	$27.44	$23.98	$20.51	$22.38	$21.15	$16.55	$14.36	$14.70
Number of accumulation units outstanding at end of period	0	76,853	93,087	153,693	190,243	216,764	244,392	301,878	344,638	381,495
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680

A-4

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392

Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16	$9.44
Value at end of period	$13.37	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16
Number of accumulation units outstanding at end of period	3,895,683	4,569,478	5,173,204	5,827,444	6,487,425	7,001,985	7,660,611	8,364,885	9,163,770	9,731,707
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00	$7.70
Value at end of period	$12.41	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00
Number of accumulation units outstanding at end of period	3,036,992	2,708,524	3,067,180	3,635,796	4,206,090	1,315,959	1,351,286	1,712,067	1,959,001	2,253,901
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$8.82	$8.89	$9.04	$9.21	$9.39	$9.58	$9.76	$9.96	$10.15	$10.35
Value at end of period	$8.79	$8.82	$8.89	$9.04	$9.21	$9.39	$9.58	$9.76	$9.96	$10.15
Number of accumulation units outstanding at end of period	58,630	66,594	75,083	122,413	143,978	137,502	199,489	248,051	283,684	291,435
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450

A-5

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78	$8.31
Value at end of period	$11.41	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78
Number of accumulation units outstanding at end of period	2,461,092	2,790,596	2,922,347	3,508,193	4,109,542	4,335,215	4,738,284	5,638,432	5,987,264	4,845,565
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452

A-6

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91	$10.54
Value at end of period	$11.16	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91
Number of accumulation units outstanding at end of period	1,186,379	1,254,336	1,262,876	1,442,586	1,449,781	1,610,349	1,844,662	3,069,280	3,095,975	1,335,718
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365

A-7

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37	$13.57
Value at end of period	$35.52	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37
Number of accumulation units outstanding at end of period	252,871	288,243	334,805	415,316	495,059	609,871	803,006	661,980	568,733	521,278
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$25.23	$25.65	$22.75	$21.51	$20.88	$19.01	$15.90	$14.18	$14.08	$12.61
Value at end of period	$30.72	$25.23	$25.65	$22.75	$21.51	$20.88	$19.01	$15.90	$14.18	$14.08
Number of accumulation units outstanding at end of period	260,432	326,436	348,061	406,212	445,580	483,764	516,920	621,356	592,104	628,128
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$18.42	$20.74	$18.22	$15.67	$17.20	$16.35	$12.87	$11.22	$11.55	$10.27
Value at end of period	$22.78	$18.42	$20.74	$18.22	$15.67	$17.20	$16.35	$12.87	$11.22	$11.55
Number of accumulation units outstanding at end of period	0	90,416	96,807	139,152	134,715	145,221	175,864	193,912	197,162	171,985
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135
A-8

APPENDIX B
The Funds
The following funds are closed to new premiums and transfers. Contract owners who have value in any of the closed funds may leave their Contract Value in these investments.

Closed Funds
Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Voya Large Cap Growth Portfolio (Class S and Class S2)
ProFund VP Bull	Voya SmallCap Opportunities Portfolio (Class S)
ProFund VP Europe 30	VY® Clarion Global Real Estate Portfolio (Class S2)
ProFund VP Rising Rates Opportunity	VY® Clarion Real Estate Portfolio (Class S2)
Voya Growth and Income Portfolio (Class S)	VY® Invesco Equity and Income Portfolio (Class S)
Voya High Yield Portfolio (Class S)	VY® JPMorgan Emerging Markets Equity Portfolio (Class S2)
Voya Index Plus LargeCap Portfolio (Class S)	VY® JPMorgan Mid Cap Value Portfolio (Class S)
Voya Index Plus MidCap Portfolio (Class S)	VY® T. Rowe Price Capital Appreciation Portfolio (Class S)
Voya Index Plus SmallCap Portfolio (Class S)	VY® T. Rowe Price International Stock Portfolio (Class S)
Voya International Index Portfolio (Class S)

Open Funds
During the accumulation phase, you may allocate your premium payments and Contract Value to any of the funds available under this Contract, plus any Fixed Interest Allocation that is available. The funds that are currently available for allocation are listed in this appendix. You bear the entire investment risk for amounts you allocate to any fund, and you may lose your principal.
The investment results of the mutual funds (“funds”) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the funds’ prospectuses for this and additional information.
Shares of the funds will rise and fall in value and you could lose money by investing in them. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Fund prospectuses may be obtained free of charge, from Customer Service at the address and telephone number listed in the prospectus, by accessing the SEC’s web site or by contacting the SEC Public Reference Room. If you received a summary prospectus for any of the funds available through your Contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.
Certain funds offered under the Contracts have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities.
Certain funds employ a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce a fund’s overall volatility and downside risk and, thereby, help us manage the risks associated with providing certain guarantees under the Contract.
Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change your investment strategy.

B-1

Fund Name Investment Adviser/Subadviser	Investment Objective
BlackRock Global Allocation V.I. Fund Investment Adviser: BlackRock Advisors, LLC	Seeks high total investment return.

Voya Balanced Income Portfolio (Formerly known as the VY® Franklin Income Portfolio) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize income while maintaining prospects for capital appreciation.

Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.

Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya International High Dividend Low Volatility Portfolio
(Formerly known as the VY® Templeton Foreign Equity Portfolio)

Investment Adviser: Voya Investments, LLC
Subadviser: Voya Investment Management Co. LLC
Seeks maximum total return.

B-2

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.

Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.

Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.

Voya Retirement Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

Voya Retirement Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.

Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.

Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.

Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.

B-3

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.

Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.

Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.

Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.

Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide capital growth through a diversified asset allocation strategy.

Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.

Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total Return.

VY® BlackRock Inflation Protected Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: BlackRock Financial Management, Inc.	Seeks to maximize real return, consistent with preservation of real capital and prudent investment management.

VY® Columbia Small Cap Value II Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	Seeks long-term growth of capital.

B-4

Fund Name Investment Adviser/Subadviser	Investment Objective
VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.

VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks long-term growth of capital and income.

VY® Invesco Oppenheimer Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.

VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	A non-diversified Portfolio that seeks long-term capital appreciation.

VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

B-5

APPENDIX C
Fixed Account II
Fixed Account II (“Fixed Account”) is an optional Fixed Interest Allocation option offered during the accumulation phase of your variable annuity contract. The Fixed Account, which is a segregated asset account of VIAC, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods that may vary by maturity, state of issue and rate. In addition, we may offer dollar cost averaging Fixed Interest Allocations, which are six-month and one-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all Contracts or in all states and the rates for a given guaranteed interest period may vary among Contracts. We set the interest rates periodically. We may credit a different interest rate for each guaranteed interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by VIAC, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment. A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out. A surrender charge may also apply to withdrawals from your Contract.
For Contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return your Contract for a refund as described in the Contract prospectus.
The Fixed Account
You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.
Your Contract Value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.
If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction.
Guaranteed Interest Rates
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates.
Transfers from a Fixed Interest Allocation
You may transfer your Contract Value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of VIAC’s Separate Account B as described in the Contract prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Allocation to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.
Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect.

C-1

Withdrawals from a Fixed Interest Allocation
During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a Contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.
Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect.
Market Value Adjustment
A Market Value Adjustment may decrease, increase or have no effect on your Contract Value. We will apply a Market Value Adjustment: (1) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program); and (2) if on the Annuity Start Date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the Annuity Start Date.
A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.
Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account. More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.
If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.
In applying any Market Value Adjustment, each Fixed Interest Allocation will be considered separately - i.e., amounts allocated to the Fixed Account at different points in time, and earning different rates for different guaranteed interest periods, will be considered separately. The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Allocation.
Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.
As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

C-2

Contract Value in the Fixed Interest Allocations
On the Contract Date, the Contract Value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Allocation as follows:
(1)	We take the Contract Value in the Fixed Interest Allocation at the end of the preceding business day;
(2)	We credit a daily rate of interest on 1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Allocation; and
(5)	We subtract from (4) any withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.
Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract Value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works, including the floor guarantee, are included below at the end of this Appendix.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) we adjust for any Market Value Adjustment; and (3) we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.
Dollar Cost Averaging from Fixed Interest Allocations
You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Allocation with a guaranteed interest period of one year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or subaccounts selected by you.
The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each Contract Year.
Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.
We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.
Suspension of Payments
We have the right to delay payment of amounts from a Fixed Interest Allocation for up to six months.

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Market Value Adjustment Examples with Application of the Floor Guarantee
The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.
Examples #1 and #2 use the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract ;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
Step 2: Calculate the Floor Guarantee.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.
Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).
The amount paid will be the greater of (i) the calculated Fixed Account value after application of the MVA and (ii) the Floor Guarantee. Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330. The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.
The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee. The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1. Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.
Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.
Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee. In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%. The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)]. Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

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Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330. This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.
Example #3 uses the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract ;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.
In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%). On May 15, 2010, the Floor Guarantee is equal to $232,127. On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually. As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.
Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818). Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000). No negative MVA is assessed because the Effective MVA is 0%.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.
Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818. When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

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APPENDIX D
Fixed Interest Division
A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.
Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact Customer Service at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.
You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

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APPENDIX E
Surrender Charge for Excess Withdrawals Example
The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third Contract Year of 30% of the Contract Value of $35,000.
In this example, $8,000 (10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000) is the maximum Free Withdrawal Amount that you may withdraw without a surrender charge. The total amount withdrawn from the Contract would be $10,500 ($35,000 x .30). Therefore, $2,500 ($10,500 - $8,000) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 6% surrender charge of $150 ($2,500 x .06). The amount of the withdrawal paid to you will be $10,500, and in addition, $150 will be deducted from your Contract Value.
This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

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APPENDIX F
Special Funds and Excluded Funds Examples
Example #1: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Special Funds.

7% MGDB if 50% invested in Special Funds
End of Yr	Covered	Special	Total
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% invested in Special Funds
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	1,501	—	1,501
7	1,606	—	1,606
8	1,718	—	1,718
9	1,838	—	1,838
10	1,967	—	1,967

7% MGDB if 100% invested in Special Funds
End of Yr	Covered	Special	Total
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

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7% MGDB if transferred to Special Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403

7% MGDB if transferred to Covered Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403
Example #2: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Excluded Funds.

7% MGDB if 50% invested in Excluded Funds
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

F-2

7% MGDB if 0% invested in Excluded Funds				7% MGDB if 100% invested in Excluded Funds
	Covered				Excluded
End of Yr	7% MGDB	AV	Death Benefit	End of Yr	7% MGDB	AV	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600

Note:	AV are hypothetical illustrative values. Not a projection. “7% MGDB” for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (“AV”).

Transfer from Covered Funds to Excluded Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Note:
7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or a proportional portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

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Transfer from Excluded Funds to Covered Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262

Note:
7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

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APPENDIX G
Examples of Minimum Guaranteed Income Benefit Calculations
Example 1
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	0.00%	0.00%	0.00%	0.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$100,000	$89,746	$89,188	$89,188
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$469.00	$420.91	$418.29	$418.29
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$100,000	$100,000	$100,000
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$469.00	$746.78	$820.30	$871.45

Example 2
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	3.00%	3.00%	3.00%	3.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$134,392	$122,674	$122,065	$122,065
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$630.30	$575.34	$572.48	$572.48
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$122,674	$122,065	$122,065
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$630.30	$746.78	$820.30	$871.45

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Example 3
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	8.00%	8.00%	8.00%	8.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$215,892	$200,815	$200,449	$200,448
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,012.54	$941.82	$940.11	$940.10
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$200,815	$200,449	$200,448
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$837.40	$835.87	$887.98
	Income	$1,012.54	$941.82	$940.11	$940.10

Example 4
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009 and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	9.78%	9.78%	9.78%	9.78%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$254,233	$236,719	$236,665	$236,238
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$236,719	$236,665	$236,238
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$987.12	$986.89	$1,046.53
	Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96
The Accumulation Rates shown under “Contract” are hypothetical and intended to illustrate various market conditions. These rates are assumed to be net of all fees and charges except the rider charge. Fees and charges are not assessed against the MGIB Rollup Rate.

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APPENDIX H
LifePay Plus and Joint LifePay Plus Partial Withdrawal Amount Examples
The following example shows the adjustment to the Maximum Annual Withdrawal amount for a withdrawal before the Lifetime Withdrawal Phase has begun.
Illustration 1: Adjustment to the LifePay Plus Base for a withdrawal taken prior to the Lifetime Withdrawal Phase.
Assume the Annuitant is age 55 and the first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. Because the LifePay Plus Rider is not yet eligible to enter the Lifetime Withdrawal Phase, there is no Maximum Annual Withdrawal and the entire withdrawal is considered excess.
If the LifePay Plus Base and Contract Value before the withdrawal are $100,000 and $90,000, respectively, then the LifePay Plus Base will be reduced by 3.33% ($3,000 / $90,000) to $96,667 ((1 – 3.33%) * $100,000).
Any additional withdrawals taken prior to the Annuitant reaching age 59½ will also result in an immediate proportional reduction to the LifePay Plus Base.
The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal. However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value before this withdrawal is $50,000, and the Contract Value is $49,500 after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

H-1

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Additional Withdrawal Amount at the end of the calendar year before it is withdrawn.
Assume the most recent Contract Date was July 1, 2007 and the Maximum Annual Withdrawal is $5,000. Also assume RMDs, applicable to this Contract, are $6,000 and $5,000 for 2008 and 2009 calendar years respectively.
Between July 1, 2007, and December 31, 2007, a withdrawal of $5,000 is taken which exhausts the Maximum Annual Withdrawal.
On January 1, 2008, the Additional Withdrawal Amount is set equal to the excess of the 2008 RMD above the existing Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000). Note that while the Maximum Annual Withdrawal has been exhausted, it is still used to calculate the Additional Withdrawal Amount.
The owner now has until December 31, 2009, to take the newly calculated Additional Withdrawal Amount of $1,000. The owner decides not to take the Additional Withdrawal Amount of $1,000 in 2008.
On January 1, 2009, the Additional Withdrawal Amount is set equal to the excess of the 2009 RMD above the existing Maximum Annual Withdrawal, $0 ($5,000 - $5,000). Note that the Additional Withdrawal Amount of $1,000 from the 2008 calendar year carries over into the 2009 calendar year and is available for withdrawal.
Illustration 5: A withdrawal exceeds the Maximum Annual Withdrawal amount and the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $3,500 net, with $0 of surrender charges. Total net withdrawals taken, $8,000, exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, $6,000, and there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $8,000 ($3,000 + $1,500 + $3,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount ($8,000 - $6,000 = $2,000), and the amount of the current gross withdrawal ($3,500).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 4.12% ($2,000 / $50,000 - $1,500)) to $4,794 ((1 - 4.12%) * $5,000).
Illustration 6: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal. However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Another withdrawal is taken during that same Contract Year in the amount of $400 net, with $100 of surrender charges. Total gross withdrawals during the Contract Year are $6,500 ($3,000 + $1,500 + $1,500 + $500). The adjustment to the MAW is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,500, and the amount of the current gross withdrawal, $500.
If the Contract Value before this withdrawal is $48,500, then the Maximum Annual Withdrawal is reduced by 1.03% ($500 / $48,500) to $4,849 ((1 - 1.03%) * $4,899).

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APPENDIX I
Examples of Fixed Allocation Fund Automatic Rebalancing
The following examples are designed to assist you in understanding how Fixed Allocation Fund Automatic Rebalancing works. The examples assume that there are no investment earnings or losses.
I.	Subsequent Payments
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 100% to Accepted Funds. No Fixed Allocation Fund Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner deposits an additional payment of $500,000, bringing the total Contract Value to $600,000, and allocates this deposit 100% to Other Funds. Because the percentage allocated to the Fixed Allocation Funds (0%) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $150,000 from the amount allocated to the Other Funds (30% of the $500,000 allocated to the Other Funds) to the Fixed Allocation Funds. Your ending allocations will be $100,000 to Accepted Funds, $150,000 to the Fixed Allocation Funds, and $350,000 to Other Funds.

II.	Partial Withdrawals
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 65% to Accepted Funds ($65,000), 30% to the Fixed Allocation Fund ($30,000), and 5% to Other Funds ($5,000). No Fixed Allocation Fund Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner requests a partial withdrawal of $29,000 from the Fixed Allocation Fund. Because the remaining amount allocated to the Fixed Allocation Fund ($1,000) is less than 30% of the total amount allocated to the Fixed Allocation Fund and the Other Funds, we will automatically reallocate $800 from the Other Funds to the Fixed Allocation Fund, so that the amount allocated to the Fixed Allocation Fund ($1,800) is 30% of the total amount allocated to the Fixed Allocation Fund and Other Funds ($6,000).

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APPENDIX J
LifePay Plus and Joint LifePay Plus

Important Note:
The information immediately below pertains to the form of the LifePay Plus and Joint LifePay Plus riders available for sale on and after April 28, 2008 through May 1, 2009, in states where approved (page J-7 for the Joint LifePay Plus rider). If this form of the LifePay Plus or Joint LifePay Plus rider is not yet approved for sale in your state, or if you purchased a prior version, please see page J-15 for more information (page J-0 for the Joint LifePay Plus rider).

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider. The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Eligibility. The Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80 (owner and Annuitant must age qualify). The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the rider effective date. The LifePay Plus rider is subject to broker/dealer availability. Please note that the LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
Contracts issued on and after November 1, 2004, are eligible for the LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have a living benefit rider. Or if your Contract already has the LifePay or LifePay Plus rider, then you may be eligible to elect this version of the LifePay Plus rider for a limited time. There is an election form for this purpose. Please contact Customer Service for more information.
Rider Effective Date. The rider effective date is the date that coverage under the LifePay Plus rider begins. If you purchase the LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the LifePay Plus rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.30%	0.85%
This quarterly charge is a percentage of the LifePay Plus Base. The current annual charge is 0.75% if this rider was purchased before January 12, 2009. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins. Before January 12, 2009, we reserve the right to increase the charge for the LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

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No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the LifePay Plus rider.
Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract. The LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation on your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the Annuitant’s death. The LifePay Plus Base is eligible for Annual Ratchets and 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009), and subject to adjustment for any Excess Withdrawals. The LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus rider allows for spousal continuation.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Account Allocations.
Say, for example, the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal is also a withdrawal after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume, which occurs on the next quarterly Contract anniversary following spousal continuation. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See Illustrations 1, 2 and 6 at the end of this appendix for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the LifePay Plus rider is added after Contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each Contract anniversary – to equal the greater of: (1) the current LifePay Plus Base; or (2) the current Contract Value. We call this recalculation the Annual Ratchet.

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If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date). We call this recalculation a Quarterly Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of the rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome.
6% Compounding Step-Up. The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: the current LifePay Plus Base; the current Contract Value; and The LifePay Plus Base on the previous Contract anniversary, increased by 6%, plus any premiums received and minus any withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary. We call this recalculation a 6% Compounding Step-Up.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up.
Please note that there are no partial 6% Compounding Step-Ups. The 6% Compounding Step-Up is not assessed proportionally. So for existing Contracts to which this rider is attached (a post Contract issuance election), the first opportunity for a 6% Compounding Step-Up will not be until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up. The 7% Compounding Step-Up is not assessed proportionally.
Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.
Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the Annuitant is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Plus Base or the current Contract Value. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

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The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 75
6%	76 to 79
7%	80+

If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:

Percentages	Ages
5%	59 1∕2 to 69
6%	70 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or 6% Compounding Step-Up (Quarterly Ratchet or 7% Compounding Step-Up if this rider was purchased before January 12, 2009). Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to the Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time. Also, if the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”
Required Minimum Distributions. The LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See Illustration 3 below for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See Illustration 5 at the end of this appendix for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See Illustration 4 at the end of this appendix for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the LifePay Plus Rider if allowed under the requirements of the Tax Code.
Lifetime Automatic Periodic Benefit Status. The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: the Contract will provide no further benefits (including death benefits) other than as provided under the LifePay Plus rider; no further premium payments will be accepted; and any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the Annuitant is age 59½. During this time, the LifePay Plus rider’s death benefit remains payable upon the Annuitant’s death. Also, the LifePay Plus Base remains eligible for the 6% Compounding Step-Ups Ups (7% Compounding Step-Ups if this rider was purchased before January 12, 2009). Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least a specified percentage of such Contract Value in the Fixed Allocation Funds, which percentage depends on the rider’s purchase date:
Rider Purchase Date	Fixed Allocation Fund Percentage
Currently	30%
Before January 12, 2009	25%
Before October 6, 2008	20%
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the specified percentage noted above of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds. The specified percentage depends on the rider’s purchase date. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.

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Rebalancing. Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner. Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.
LifePay Plus Death Benefit Base. The LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Quarterly Ratchets or 7% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009).
In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death. Upon the Annuitant’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner. At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value, inclusive of the guaranteed death benefit – UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun. In this case, the LifePay Plus Base is recalculated to equal the greater of: (1) the Contract Value, inclusive of the guaranteed death benefit; and (2) the last calculated LifePay Plus Base, subject to proportional adjustment for any withdrawals before spousal continuation. Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly Contract anniversary following spousal continuation. Any withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals. The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base (Quarterly Ratchets if this rider was purchased before January 12, 2009).

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The Maximum Annual Withdrawal is also recalculated at the same time as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59½. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to the Contract Value before the Maximum Annual Withdrawal is first calculated. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued. As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner). So if you are concerned about the availability of benefits being interrupted with spousal continuation of the LifePay Plus rider, you might instead want to purchase the Joint LifePay Plus rider.
Change of Owner or Annuitant. The LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon any ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner pursuant to a court order.
Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Important Note:
The below information pertains to the form of the Joint LifePay Plus rider available for sale beginning on and after April 28, 2008, through May 1, 2009, in states where approved. If this form of the Joint LifePay Plus rider is not yet approved for sale in your state, or if you purchased a prior version, please see page J-0.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider. The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals reduce your Contract Value to zero. You may wish to purchase this rider if you are married and concerned that you and your spouse may outlive your income.

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Eligibility. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the death benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below. The maximum issue age is 80. Both spouses must meet the issue age requirement. The issue age is the age of each owner on the rider effective date. The Joint LifePay Plus rider is subject to broker/dealer availability. Please note that the Joint LifePay Plus rider will not be issued unless the required owner, Annuitant and beneficiary designations are met, and until your Contract Value is allocated in accordance with the investment option restrictions described in “Investment Option Restrictions,” below.
Contracts issued on and after November 1, 2004, are eligible for the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph. Such Contracts must not already have a living benefit rider. Or if your Contract already has the Joint LifePay or Joint LifePay Plus rider, then you may be eligible to elect this version of the Joint LifePay Plus rider for a limited time. There is an election form for this purpose. Please contact Customer Service for more information.
Owner, Annuitant and Beneficiary Designations. For nonqualified Contracts: Joint owners must be spouses, and one of the owners the Annuitant; and For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary. For qualified Contracts, there may only be one owner who must also be the Annuitant, and then the owner’s spouse must also be the sole primary beneficiary. Non-natural, custodial owners are only allowed with IRAs. Owner and beneficiary designations for custodial IRAs must be the same as for any other qualified Contract. The Annuitant must be the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse. We do not maintain individual owner and beneficiary designations for custodial IRAs. In no event are joint Annuitants allowed. We reserve the right to verify the date of birth and social security number of both spouses.
Rider Effective Date. The rider effective date is the date that coverage under the Joint LifePay Plus rider begins. If you purchase the Joint LifePay Plus rider when the Contract is issued, the rider effective date is also the Contract Date. If the Joint LifePay Plus rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.
Active Spouse. An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider. There must be two Active Spouses when you purchase the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary. You cannot add an Active Spouse after the rider effective date. In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive). An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract. Once an Active Spouse is deactivated, the spouse may not become an Active Spouse again. Specific situations that would result in a spouse being deactivated include:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.
An owner may also request that a spouse be deactivated. Both owners must agree when there are joint owners. However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason. So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes. Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract. See “Divorce” below for more information.
Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	1.05%

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This quarterly charge is a percentage of the LifePay Plus Base. The current annual charge is 0.95% if this rider was purchased before January 12, 2009. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter following the rider effective date. If the rider is elected at Contract issue, the rider effective date is the same as the Contract Date. If the rider is added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary. A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date. The charge will be assessed proportionally when the rider is terminated. Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met. We reserve the right to increase the charge for the Joint LifePay Plus rider upon an Annual Ratchet once the Lifetime Withdrawal Phase begins. Before January 12, 2009, we reserve the right to increase the charge for the Joint LifePay Plus rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of this rider, subject to the maximum annual charge. We promise not to increase the charge for your first five Contract Years. For more information about how this rider works, please see “LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you: (1) cancel the Contract during the Contract’s free look period; (2) surrender the Contract; (3) begin the income phase and start receiving annuity payments; or (4) otherwise terminate the Contract pursuant to its terms. These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you: (1) terminate your Contract pursuant to its terms during the accumulation phase, surrender your Contract, or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider; or (2) die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract (and your spouse is an Active Spouse). The Joint LifePay Plus rider also terminates with a change in Contract Ownership (other than a spousal beneficiary continuation on your death by an Active Spouse). Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.
Highlights. This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together. Benefits and guarantees are subject to the terms, conditions and limitations of the Joint LifePay Plus rider. More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference. The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins – we use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal. The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (since Contract Value would be zero) until the last Active Spouse’s death. The LifePay Plus Base is eligible for Annual Ratchets and 6% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009), and subject to adjustment for any Excess Withdrawals. The Joint LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals. The Joint LifePay Plus rider has a death benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.
LifePay Plus Base. The LifePay Plus Base is first calculated when you purchase the Joint LifePay Plus rider: on the Contract Date it is  equal to the initial premium; or after the Contract Date it is equal to the Contract Value on the effective date of the rider.
The LifePay Plus Base is increased, dollar for dollar, by any subsequent premiums. We refer to the LifePay Plus Base as the MGWB Base in the Joint LifePay Plus rider.
Withdrawals and Excess Withdrawals. Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base. These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Account Allocations.

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Say, for example, the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase. The LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000. Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) since the withdrawal did not exceed the Maximum Annual Withdrawal. See below for more information about the Maximum Annual Withdrawal.
An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal. An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, or Market Value Adjustment associated with any Fixed Account Allocations (rather than the total amount of the withdrawal). An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated. See Illustrations 1, 2 and 6 at the end of this appendix for examples of the consequences of an Excess Withdrawal.
Please note that any withdrawals before the rider effective date in the same Contract Year when the Joint LifePay Plus rider is added after Contract issue are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Annual Ratchet. The LifePay Plus Base is recalculated on each Contract anniversary – to equal the greater of: the current LifePay Plus Base; or the current Contract Value. We call this recalculation the Annual Ratchet.
If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date). We call this recalculation a Quarterly Ratchet.
Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet. You will never pay more than new issues of the Joint LifePay Plus rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. We will notify you in writing not less than 30 days before a charge increase. You may avoid the charge increase by canceling the forthcoming Annual Ratchet. Our written notice will outline the procedure you will need to follow to do so. Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase. More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.
If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins. You will never pay more than new issues of the rider, subject to the maximum annual charge, and we promise not to increase the charge for your first five Contract Years. Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome.
6% Compounding Step-Up. The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year – to equal the greatest of: the current LifePay Plus Base; the current Contract Value; and the LifePay Plus Base on the previous Contract anniversary, increased by 6%, plus any premiums received and minus any withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary. We call this recalculation a 6% Compounding Step-Up.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call a 7% Compounding Step-Up.
Please note that there are no partial 6% Compounding Step-Ups. The 6% Compounding Step-Up is not assessed proportionally. So for existing Contracts to which this rider is attached (a post Contract issuance election), the first opportunity for a 6% Compounding Step-Up will not be until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.
If this rider was purchased before January 12, 2009, the step-up is 7%, which we call the 7% Compounding Step-Up. The 7% Compounding Step-Up is not assessed proportionally.
Say, for example, that with a Contract purchased on January 1, 2007, the Contract Owner decides to add the Joint LifePay Plus rider on March 15, 2007. The rider effective date is April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary. Because on January 1, 2008 a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up. Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.

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Lifetime Withdrawal Phase. The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees), SO LONG AS the youngest Active Spouse is age 59½. On this date, the LifePay Plus Base is recalculated to equal the greater of the current LifePay Plus Base or the current Contract Value. The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “THE ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•
The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary is an Active Spouse who elects to continue the Contract; or

•	The last Active Spouse dies.
The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status in the event Contract Value is reduced to zero other than by an Excess Withdrawal. Please see “Lifetime Automatic Periodic Benefit Status” below for more information.
Maximum Annual Withdrawal. The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year. The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.
The Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 75
6%	76 to 79
7%	80+
If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Ages
4%	59 1∕2 to 64
5%	65 to 69
6%	70 to 79
7%	80+
The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or 6% Compounding Step-Up (Quarterly Ratchet or 7% Compounding Step-Up if this rider was purchased before January 12, 2009). Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.
In the event on the date the Lifetime Withdrawal Phase begins the Contract Value is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to the Contract Value. The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time. Also, if the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal. For more information about the Contract’s annuity options, see “THE ANNUITY OPTIONS.”

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Required Minimum Distributions. The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal. If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal. Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal. See Illustration 3 below for an example.
Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated. See Illustration 5 at the end of this appendix for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount. The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date. Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire. See Illustration 4 at the end of this appendix for an example of the Additional Withdrawal Amount being carried over. Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the Joint LifePay Plus Rider.
Lifetime Automatic Periodic Benefit Status. The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal. (A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the Joint LifePay Plus rider.) You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal. When the rider enters Lifetime Automatic Periodic Benefit Status: The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider; No further premium payments will be accepted; and Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the last Active Spouse’s death.
If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately. The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the youngest Active Spouse is age 59½. During this time, the Joint LifePay Plus rider’s death benefit remains payable upon the last Active Spouse’s death. Also, the LifePay Plus Base remains eligible for the 6% Compounding Step-Ups (7% Compounding Step-Ups if this rider was purchased before January 12, 2009). Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base. If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.

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Investment Option Restrictions. While the Joint LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to portfolios other than Accepted Funds will be rebalanced so as to maintain at least a specified percentage of such Contract Value in the Fixed Allocation Funds, which depends on the rider’s purchase date:
Rider Purchase Date	Fixed Allocation Fund Percentage
Currently	30%
Before January 12, 2009	25%
Before October 6, 2008	20%
See “Fixed Allocation Funds Automatic Rebalancing,” below. We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The Joint LifePay Plus rider will not be issued until your Contract Value is allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than the specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds. The specified percentage depends on the rider’s purchase date. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.
Rebalancing. Any rebalancing is done on a proportional basis from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be mailed to you after Fixed Allocation Funds Automatic Rebalancing has occurred.
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base. See “LifePay Plus Base – Withdrawals and Excess Withdrawals” above.

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In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change in the amount of your periodic payments. Payments will continue until both spouses are deceased.
Death of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charges assessed proportionally) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.
LifePay Plus Death Benefit Base. The Joint LifePay Plus rider has a death benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s death benefit. The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider: (1) on the Contract Date – equal to the initial premium; or (2) after the Contract Date – equal to the Contract Value on the rider effective date.
The LifePay Plus Death Benefit Base is increased by the dollar amount of any subsequent premiums and subject to any withdrawal adjustments. The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees. The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal. Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.
There is no additional charge for the death benefit associated with the Joint LifePay Plus rider. Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Quarterly Ratchets or 7% Compounding Step-Ups (Quarterly Ratchets and 7% Compounding Step-Ups if this rider was purchased before January 12, 2009).
In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death. Upon the last Active Spouse’s death, any remaining LifePay Plus death benefit is payable to the beneficiary in a lump sum.
Spousal Continuation. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, SO LONG AS the surviving spouse in an Active Spouse. At that time, the LifePay Plus Base is recalculated to equal the greater of: the Contract Value, inclusive of the guaranteed death benefit; and the last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation.
The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59 1∕2. The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base. There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code. Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.
Please note, if the Contract Value is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to the Contract Value before the Maximum Annual Withdrawal is first calculated. Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.
Change of Owner or Annuitant. The Joint LifePay Plus rider terminates (with the rider’s charge assessed proportionally) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.

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Surrender Charges. Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges. We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal. Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun. Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges. Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Mortality and Expense Risk Charge) would be deducted.
Loans. No loans are permitted on Contracts with the Joint LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefit.”

Important Note: The information immediately below pertains to the form of the LifePay Plus rider available for sale on and after August 20, 2007, through April 28, 2008, in states where approved.
LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider. The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay Plus rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the Contract anniversary on which the rider is effective. Some broker-dealers may limit the availability of the rider to younger ages. The LifePay Plus rider is available for Contracts issued on and after August 20, 2007, (subject to availability and state approvals) that do not already have a living benefit rider. The LifePay Plus rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected after a Contract has been issued without it, subject to certain conditions. Contact the Customer Service for more information. Such election must be received in good order, including compliance with investment restrictions described below. The rider will be effective as of the following quarterly Contract anniversary.
Rider Date. The Rider Date is the date the LifePay Plus rider becomes effective. If you purchase the LifePay Plus rider when the Contract is issued, the Rider Date is also the Contract Date.
Charge. The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.00%	0.60%
This quarterly charge is a percentage of the LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the rider and charges will begin on the next following quarterly Contract anniversary. The charge will be assessed proportionally when the rider is terminated. Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status. Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The current charge can change upon a reset after your first five Contract Years. You will never pay more than the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the LifePay Plus rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay Plus rider.

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Termination. The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
Die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay Plus rider will also terminate if there is a change in Contract Ownership (other than a spousal beneficiary continuation on your death). Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.
Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the Annuitant reaching age 59½ has not yet passed. While the LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar. This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the Annuitant reaching age 59½, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
Please note that withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.
Lifetime Guaranteed Withdrawal Status. This status begins on the date of your first withdrawal, provided the quarterly Contract anniversary following the Annuitant’s age 59½ has passed. If your first withdrawal is taken before this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the Annuitant reaching age 59 1∕2. This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status. This notice will explain the change, its impact to you and your options. You may decline this change. Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal. However, this action will also apply to all future resets (see below) and cannot be reversed. As described below, certain features of the LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Plus Rider Works. The LifePay Plus Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay Plus rider require the calculation of the Maximum Annual Withdrawal. The LifePay Plus Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay Plus rider on the Contract Date, the initial LifePay Plus Base is equal to the initial premium; or
•	If you purchased the LifePay Plus rider after the Contract Date, the initial LifePay Plus Base is equal to the Contract Value on the effective date of the rider.

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During the Growth Phase, the initial LifePay Plus Base is increased dollar-for-dollar by any premiums received, (“eligible premiums”). In addition, on each quarterly Contract anniversary, the LifePay Plus Base is recalculated as the greater of:
•	The current LifePay Plus Base; or
•	The current Contract Value. This is referred to as a quarterly “ratchet.”
Also, on each of the first ten Contract anniversaries, the LifePay Plus Base is recalculated as the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value; and
•
The LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums and minus any third-party investment advisory fees paid from your Contract during the year. This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the Rider Date.
The LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the LifePay Plus rider (see “LifePay Plus Reset,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of 1) the Contract Value and 2) the LifePay Plus Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
0 to 75*	5%*
76 to 80	6%
81+	7%
*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the Annuitant reaches age 59½, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly Contract anniversary on or after the Annuitant reaches age 59½, the LifePay Plus Base will automatically be reset to the current Contract Value, if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse,” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Contract’s annuity commencement date is reached while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.
If withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, then the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally. This means that both the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

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When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See Illustrations 1 and 2 at the end of this appendix for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the LifePay Plus rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase, these withdrawals are treated as any other withdrawal.
Automatic Periodic Benefit Status. If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining LifePay Plus Base is exhausted.
When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will continue until the LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.

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If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
LifePay Plus Reset. Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the LifePay Plus Base to the current Contract Value, if the Contract Value is higher. The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately. This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.
We reserve the right to change the charge for this rider with a reset. In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options. You may decline this change (and the reset). However, this action will apply to all future resets and cannot be reversed.
Investment Option Restrictions. While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such fund after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund may be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.
Rebalancing. Any rebalancing is done on a proportional basis among the Other Funds and will be the last transaction processed on that date. The LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

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Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay Plus rider and charges will terminate on the date of death of the owner (or in the case of joint owners, the first owner), or the Annuitant if there is a non-natural owner.
Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code, the rider will also continue on the next quarterly Contract anniversary, provided the spouse becomes the Annuitant and sole owner. See “DEATH BENEFIT CHOICES” – Continuation After Death – Spouse.”
If the rider is in the Growth Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Plus Base will be reset to equal the greater of the LifePay Plus Base and the then current Contract Value;
•	The LifePay Plus charges will restart and be the same as were in effect prior to the Claim Date;
•	Ratchets, which stop on the Claim Date, are restarted, effective on the date the rider is continued;
•	Any remaining step-ups will be available, and if the rider is continued before an annual Contract anniversary when a step-up would have been available, then that step-up will be available;
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date; and
•	The rider’s Standard Withdrawal Benefit will be available until the quarterly Contract anniversary on or after the spouse is age 59 1∕2.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase;
•	The rider’s charges will restart on the date the rider is continued and be the same as were in effect prior to the Claim Date;
•	On the quarterly Contract anniversary that the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that date. Withdrawals are permitted pursuant to the other provisions of the rider. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value, only if greater, and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage. Withdrawals are permitted pursuant to the other provisions of the rider; and

•	The rider charges will restart on the quarter Contract anniversary that the rider is continued and will be the same as were in effect prior to the Claim Date.
Effect of LifePay Plus Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay Plus rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse,” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay Plus rider to the beneficiary. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.

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While the rider is in Automatic Periodic Benefit Status, if the owner dies, the remaining LifePay Plus Base will be paid to the beneficiary in a lump sum.
Change of Owner or Annuitant. Other than as provided above under “Continuation After Death- Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.
Surrender Charges. If you elect the LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the LifePay Plus rider are not subject to surrender charges.
Loans. No loans are permitted on Contracts with the LifePay Plus rider.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Important Note: The information immediately below pertains to the form of the Joint LifePay Plus rider available for sale on and after August 20, 2007 through April 28, 2008 in states where approved.
Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider. The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay Plus rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay Plus rider. See “Ownership, Annuitant, and Beneficiary Requirements,” below.
The maximum issue age is 80. Both spouses must meet these issue age requirements on the Contract anniversary on which the Joint LifePay Plus rider is effective. The issue age is the age of the owners on the Contract anniversary on which the rider is effective. Some broker dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay Plus rider is available for Contracts issued on and after August 20, 2007, (subject to availability and state approvals) that do not already have a living benefit rider. The Joint LifePay Plus rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the Joint LifePay Plus rider to be elected after a Contract has been issued without it, subject to certain conditions. Please contact Customer Service for more information. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and compliance with the investment restrictions described below. The Joint LifePay Plus rider will be effective as of the following quarterly Contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay Plus rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.

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Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary, and the Annuitant must be one of the spouses.
IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.
Custodial IRAs. While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs,” above. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Plus Rider Date is the date the Joint LifePay Plus rider becomes effective. If you purchase the Joint LifePay Plus rider when the Contract is issued, the Joint LifePay Plus Rider Date is also the Contract Date.
Charge. The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.50%	0.85%
This quarterly charge is a percentage of the Joint LifePay Plus Base. We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the rider and charges will begin on the next following quarterly Contract anniversary. The charge will be assessed proportionally when the rider is terminated. Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status. Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The current charge can be subject to change upon a reset after your first five Contract Years. You will never pay more than the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the Joint LifePay Plus rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period (or otherwise cancel the Contract pursuant to its terms), surrender or annuitize in lieu of payments under the Joint LifePay Plus rider. These events automatically cancel the Joint LifePay Plus rider.
Termination. The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender, or begin receiving annuity payments in lieu of payments under the Joint LifePay Plus rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay Plus rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.

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Active Status. Once the Joint LifePay Plus rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay Plus rider after the first spouse’s death by electing spousal continuation. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay Plus rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay Plus rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).
An owner may also request that one spouse be treated as inactive. In the case of joint-owned Contracts, both Contract Owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider. However, all charges for the Joint LifePay Plus rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay Plus rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce,” below.
Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has not yet passed. While the LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar. This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the youngest active spouse’s 65th birthday, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the Joint LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status,” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.
Please note that withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.
Lifetime Guaranteed Withdrawal Status. This status begins on the date of the first withdrawal, provided the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has passed. If the first withdrawal is taken prior to this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the youngest active spouse’s 65th birthday. This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status. This notice will explain the change, its impact to you and your options. You may decline this change. Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal. However, this action will also apply to all future resets (see below) and cannot be reversed. As described below, certain features of the Joint LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

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How the Joint LifePay Plus Rider Works. The Joint LifePay Plus rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay Plus rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than advisory fees, as described below), or the annuity commencement date, whichever occurs first.
Benefits paid under the Joint LifePay Plus rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Plus Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay Plus rider on the Contract Date, the initial Joint LifePay Plus Base is equal to the initial premium; or
•	If you purchased the Joint LifePay Plus rider after the Contract Date, the initial Joint LifePay Plus Base is equal to the Contract Value on the effective date of the Joint LifePay Plus rider.
During the Growth Phase, the initial Joint LifePay Plus Base is increased dollar-for-dollar by any premiums received (“eligible premiums”). In addition, on each quarterly Contract anniversary, the Joint LifePay Plus Base is recalculated as the greater of:
•	The current Joint LifePay Plus Base; and
•	The current Contract Value. This is referred to as a quarterly “ratchet.”
Also, on each of the first ten Contract anniversaries, the Joint LifePay Plus Base is recalculated as the greatest of:
•	The current Joint LifePay Plus Base; or
•	The current Contract Value; and
•
The Joint LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums and minus any third-party investment advisory fees paid from your Contract during the year. This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the Rider Date.
The Joint LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the Joint LifePay Plus rider (see “Joint LifePay Plus Reset,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Plus Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay Plus rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Youngest Active Spouse’s Age	Maximum Annual Withdrawal Percentage
0 to 75*	5%*
76 to 80	6%
81+	7%
*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the younger spouse reaches age 65, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the Joint LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly Contract anniversary on or after the younger spouse reaches age 65, the Joint LifePay Plus Base will automatically be reset to the current Contract Value, if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Contract’s annuity commencement date is reached while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.

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Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally. This means that both the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.
When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See Illustrations 1 and 2 at the end of this appendix for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay Plus rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay Plus rider, subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current Contract Year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal Amount necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the Joint LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase, these withdrawals are treated as any other withdrawal.
Automatic Periodic Benefit Status. If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining Joint LifePay Plus Base is exhausted.
When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will continue until the Joint LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.

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The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay Plus rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay Plus rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals. Instead, under the Joint LifePay Plus rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay Plus rider at the time this status begins. If both spouses are active under the Joint LifePay Plus rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay Plus rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.
You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Plus Reset. Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the Joint LifePay Plus Base to the current Contract Value, if the Contract Value is higher. The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately. This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.
We reserve the right to change the charge for this rider with a reset. In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options. You may decline this change (and the reset). However, this action will apply to all future resets and cannot be reversed.
Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay Plus rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.

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While the Joint LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay Plus rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay Plus rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made. Payments will continue until both spouses are deceased.

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Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) may cause the termination of the Joint LifePay Plus rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below:
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay Plus rider will remain in effect pursuant to its original terms and Joint LifePay Plus coverage and charges will continue. As of the date the Contract is continued, the Joint LifePay Plus Base will be reset to the current contact value, if greater, and the Maximum Annual Withdrawal will recalculated as the Maximum Annual Withdrawal percentage multiplied by the new Joint LifePay Plus Base on the date the Contract is continued. However, under no circumstances will this recalculation result in a reduction to the Maximum Annual Withdrawal.

If the surviving spouse elects not to continue the Contract, Joint LifePay Plus rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay Plus rider terminates and Joint LifePay Plus coverage and charges cease upon the date of death of the last Active Spouse.
Change of Owner or Annuitant. Other than as a result of spousal continuation, you may not change the Annuitant. The Joint LifePay Plus rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay Plus rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefit.”
LifePay Plus and Joint LifePay Plus Partial Withdrawal Amount Examples. The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + 200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

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Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Occurs.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset, the Contract Value has increased further to $130,000. The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

J-29

APPENDIX K
LifePay and Joint LifePay
(Available for Contracts issued through August 20, 2007, subject to state approval.)
LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider. The LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The minimum issue age is 50 and the maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the Contract anniversary on which the rider is effective. But some broker/dealers may limit the availability of the rider to younger ages. The LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected during the 30-day period preceding a Contract anniversary. Such election must be received in good order, including compliance with the investment restrictions described below. The rider will be effective as of that Contract anniversary.
Rider Date. The Rider Date is the date the LifePay rider becomes effective. If you purchase the LifePay rider when the Contract is issued, the Rider Date is also the Contract Date.
Charge. The charge for the LifePay rider, a living benefit, is deducted quarterly and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionally based on what is owed at the time the rider is added through the Contract quarter end. Similarly, the charge is assessed proportionally based on what is owed at the time the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime’ Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
No Cancellation. Once you purchase the LifePay rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay rider.
Termination. The LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
Die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay rider will also terminate if there is a change in Contract Ownership (other than a spousal beneficiary continuation on your death). Other circumstances that may cause the LifePay rider to terminate automatically are discussed below.

K-1

Lifetime Guaranteed Withdrawal Status. This status begins on the date the rider is issued (the “effective date of the rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	The surrender or annuitization of the Contract; or
•	The death of the owner, or first owner, in the case of joint owners, unless your spouse beneficiary elects to continue the Contract.
As described below, certain features of the LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Rider Works. The LifePay Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay rider require the calculation of the Maximum Annual Withdrawal. The LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay rider on the Contract Date, the initial LifePay Base is equal to the initial premium; or
•	If you purchased the LifePay rider after the Contract Date, the initial LifePay Base is equal to the Contract Value on the effective date of the rider.
The initial LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current LifePay Base, on each Contract quarterly anniversary after the effective date of the rider and during the Growth Phase. The LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the LifePay rider (see “LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of: (1) the Contract Value; and (2) the LifePay Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
50 to 59	4%
60 to 75	5%
76 to 80	6%
81+	7%
Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse,” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the rider is in the Growth Phase, and the annuity commencement date is reached, the rider will enter the Withdrawal Phase and will be annuitized. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.
If withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

K-2

When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See Illustrations 1 and 2 below for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the LifePay rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.

K-3

LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal Percentage of the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal Percentage of the Contract Value on the Reset Effective Date. The reset option is only available when the rider is in Lifetime Guaranteed Withdrawal Status.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.20%. However, we guarantee that the rider charge will not increase for resets exercised within the first five Contract Years. See Illustration 4 below.
Investment Option Restrictions. While the LifePay rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX N. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX N. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The LifePay Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay rider and charges terminate on the earlier of:
•
If the rider is in Lifetime Guaranteed Withdrawal status, the date of receipt of due proof of death (“Claim Date”) of the owner (or in the case of joint owners, the first owner) or the Annuitant if there is a non-natural owner; or

•	The date the rider enters Lifetime Automatic Periodic Benefit status.

K-4

Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “Death Benefit Choices – Continuation After Death – Spouse”), the rider will also continue, provided the following conditions are met:
•	The spouse is at least 50 years old on the date the Contract is continued; and
•	The spouse becomes the Annuitant and sole owner.
If the rider is in the Growth Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Base will be reset to equal the greater of the LifePay Base and the then current Contract Value;
•	The LifePay charges will restart and be the same as were in effect prior to the Claim Date; and
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase;
•	On the Contract anniversary following the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated by multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that Contract anniversary, and the Maximum Annual Withdrawal is considered to be zero from the Claim Date to that Contract anniversary. Withdrawals are permitted pursuant to the other provisions of the Contract. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated as the greater of the Maximum Annual Withdrawal on the Claim Date (adjusted for excess withdrawals thereafter) and the Maximum Annual Withdrawal resulting from multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage. The Maximum Annual Withdrawal does not go to zero on the Claim Date and withdrawals may continue under the rider provisions; and

•	The rider charges will restart on the Contract anniversary following the date the rider is continued and will be the same as were in effect prior to the Claim Date.
Effect of LifePay Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay rider to the Annuitant. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.
Change of Owner or Annuitant. Other than as provided above under “Continuation After Death – Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.
Surrender Charges. If you elect the LifePay rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the LifePay rider are not subject to surrender charges.
Loans. The portion of any Contract Value used to pay off an outstanding loan balance will reduce the LifePay Base or Maximum Annual Withdrawal as applicable. We do not recommend the LifePay rider if loans are contemplated.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

K-5

Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider. The Joint LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. See “Ownership, Annuitant, and Beneficiary Requirements,” below.
The minimum issue age is 55 and the maximum issue age is 80. Both spouses must meet these issue age requirements on the Contract anniversary on which the Joint LifePay rider is effective. Some broker/dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The Joint LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. For Contracts with the LifePay rider, you may elect the Joint LifePay rider in place of the LifePay rider for a limited time. For more information, please contact Customer Service. The Company in its discretion may allow the Joint LifePay rider to be elected during the 30-day period preceding a Contract anniversary. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and compliance with the investment restrictions described below. The Joint LifePay rider will be effective as of that Contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.
Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.
IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.
Custodial IRAs. While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs,” above. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Rider Date is the date the Joint LifePay rider becomes effective. If you purchase the Joint LifePay rider when the Contract is issued, the Joint LifePay Rider Date is also the Contract Date.
Charge. The charge for the Joint LifePay rider, a living benefit, is deducted quarterly, and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionally based on what is owed at the time the rider is added through the Contract quarter end. Similarly, the charge is assessed proportionally when the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.
If the Contract Value in the subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.

K-6

No Cancellation. Once you purchase the Joint LifePay rider, you may not cancel it unless you cancel the Contract during the Contract’s free look period (or otherwise cancel the Contract pursuant to its terms), surrender or annuitize in lieu of payments under the Joint LifePay rider. These events automatically cancel the Joint LifePay rider.
Termination. The Joint LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender, or begin receiving annuity payments in lieu of payments under the Joint LifePay rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay rider to terminate automatically are discussed below.
Active Status. Once the Joint LifePay rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).
An owner may also request that one spouse be treated as inactive. In the case of joint-owned Contracts, both Contract Owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay rider. However, all charges for the Joint LifePay rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce,” below.
Lifetime Guaranteed Withdrawal Status. This status begins on the date the Joint LifePay rider is issued (the “effective date of the Joint LifePay rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status,” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
As described below, certain features of the Joint LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

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How the Joint LifePay Rider Works. The Joint LifePay rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than investment advisory fees, as described below), or the annuity commencement date, whichever occurs first. During the accumulation phase of the Contract, the Joint LifePay rider may be in either the Growth Phase or the Withdrawal Phase. During the income phase of the Contract, the Joint LifePay rider may only be in the Withdrawal Phase. The Joint LifePay rider is initially in Lifetime Guaranteed Withdrawal Status. While in this status you may terminate the Joint LifePay rider by electing to enter the income phase and begin receiving annuity payments. However, if you have not elected to begin receiving annuity payments, and the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status because the Contract Value has been reduced to zero, the Joint LifePay rider and Contract terminate (other than those provisions regarding the payment of the Maximum Annual Withdrawal, as described below) and you can no longer elect to receive annuity payments. Benefits paid under the Joint LifePay rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay rider on the Contract Date, the initial Joint LifePay Base is equal to the initial premium; or
•	If you purchased the Joint LifePay rider after the Contract Date, the initial Joint LifePay Base is equal to the Contract Value on the effective date of the Joint LifePay rider.
The initial Joint LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The Joint LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current Joint LifePay Base, valued on each quarterly Contract anniversary after the effective date of the Joint LifePay rider during the Growth Phase. The Joint LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the Joint LifePay rider (see “Joint LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
55 to 64	4%
65 to 75	5%
76 to 80	6%
81+	7%
Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.
If the Joint LifePay rider is in the Growth Phase, and the annuity commencement date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.
Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.

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When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See Illustrations 1 and 2 below for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

See Illustration 3 below.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such withdrawals reduce the Joint LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals. Instead, under the Joint LifePay rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay rider at the time this status begins. If both spouses are active under the Joint LifePay rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

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You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal percentage multiplied by the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the Reset Effective Date. The reset option is only available when the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status. We reserve the right to limit resets to the Contract anniversary.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the Joint LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.50%. However, we guarantee that the Joint LifePay rider charge will not increase for resets exercised within the first five Contract Years. See Illustration 4 below.
Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds. We will require this allocation regardless of your investment instructions to the Contract, as described below.
While the Joint LifePay rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds. See “Fixed Allocation Funds Automatic Rebalancing,” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX M. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX M. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Funds are considered Other Funds.
Fixed Allocation Funds Automatic Rebalancing. If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds. Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.
Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them. See “APPENDIX I – Examples of Fixed Allocation Funds Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds. You should not purchase the Joint LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made. Payments will continue until both spouses are deceased.
Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) during Lifetime Guaranteed Withdrawal Status may cause the termination of the Joint LifePay rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below.
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay rider will remain in effect pursuant to its original terms and Joint LifePay coverage and charges will continue. As of the date the Contract is continued, the Maximum Annual Withdrawal will be set to the greater of the existing Maximum Annual Withdrawal or the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the date the Contract is continued. Such a reset will not count as an exercise of the Joint LifePay Reset Option, and rider charges will not increase.

If the surviving spouse elects not to continue the Contract, Joint LifePay rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay rider terminates and Joint LifePay coverage and charges cease upon proof of death.
Change of Owner or Annuitant. Other than as a result of spousal continuation, you may not change the Annuitant. The Joint LifePay rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

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LifePay and Joint LifePay Partial Withdrawal Amount Examples. The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.
Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The RMD for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges. and/or MVA charges. Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Option is utilized.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000. The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX L
Minimum Guaranteed Withdrawal Benefit
(Applicable to Contracts Issued in States Where LifePay is not Available.)
Minimum Guaranteed Withdrawal Benefit Rider (“MGWB”). The MGWB rider, marketed under the name, PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account. Only premiums added to your Contract during the first two-year period after your Rider Date are included in the MGWB Withdrawal Account. Any additional premium payments added after the second rider anniversary are not included in the MGWB Withdrawal Account. Thus, the MGWB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.
The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	If you purchased the MGWB rider on the Contract Date: your premium payments received during the first two Contract Years; or
•
If you purchased the MGWB rider after the Contract Date: your Contract Value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, withdrawals in any Contract Year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. Please note that before Automatic Periodic Benefit status is reached, withdrawals in excess of the Free Withdrawal Amount will be subject to surrender charges. Once your Contract reaches Automatic Period Benefit Status, the periodic payments paid under the MGWB rider are not subject to surrender charges.
The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of: (1) the MGWB Withdrawal Account allocated to Covered Funds; and (2) the lesser of: (a) the MGWB Withdrawal Account allocated to Excluded Funds; and (b) the Contract Value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.
The Maximum Annual Withdrawal Amount (or “MAW”) is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining Contract Value in Covered Funds after the withdrawal of the MAW. All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds proportionally. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.
Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the Contract Value remaining after withdrawal of the MAW at the time of the withdrawal. Please see “MGWB Excess Withdrawal Amount Examples,” below.
Once your Contract Value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.
Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds proportionally. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds proportionally. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.
You should not make any withdrawals if you wish to retain the option to elect the Step-Up Benefit (see below).
The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

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Guaranteed Withdrawal Status. You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero. See “WITHDRAWALS.” However, making any withdrawals in any year greater than the Maximum Annual Withdrawal will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.
The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.
Automatic Periodic Benefit Status. Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.
Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary until the earliest of: (1) your Contract’s latest Annuity Start Date; (2) the death of the owner; or (3) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of: (1) payment of all MGWB periodic payments; (2) payment of the Commuted Value (defined below); or (3) the owner’s death.
On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.
Reset Option. Beginning on the fifth Contract anniversary following the Rider Date, if the Contract Value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider (“New Rider”). The MGWB Withdrawal Account under the New Rider will equal the Contract Value on the date the New Rider is effective. The charge for the MGWB under the New Rider will increase to the maximum annual charge of 1.00%. The Reset Option can only be elected on Contract anniversaries. If you elect the Reset Option, the Step-Up benefit is not available.
Step-Up Benefit. If the Rider Date is the same as the Contract Date, beginning on the fifth Contract anniversary following the Rider Date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the Maximum Annual Withdrawal by a factor of 20%. This option is available whether or not the Contract Value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:
•	We reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00% of Contract Value; and
•	You must wait at least five years from the Step-Up date to elect the Reset Option.
The Step-Up Benefit may be elected only one time under the MGWB Rider. Election of the Step-Up Benefit is limited to Contract anniversaries only. Please note that if you have a third party investment adviser who charges a separate advisory fee, and you have chosen to use withdrawals from your Contract to pay this fee, these will be treated as any other withdrawals, and the Step-Up Benefit will not be available.

L-2

Death of Owner
Before Automatic Periodic Benefit Status. The MGWB rider terminates on the first owner’s date of death (death of Annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner’s spouse, the spouse elects to continue the Contract, and the Contract Value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and MAW are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing Reset Option.
During Automatic Periodic Benefit Status. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.
Purchase. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased on the Contract Date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first Contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.
Minimum Guaranteed Withdrawal Benefit rider:1
As an Annual Charge[2]	As a Quarterly Charge	Maximum Annual Charge if Step-Up Benefit Elected[3]
0.45% of Contract Value	0.1125% of Contract Value	1.00% of Contract Value
MGWB Excess Withdrawal Amount Examples. The following are examples of adjustments to the MGWB Withdrawal Account and the Maximum Annual Withdrawal Amount for Transfers and Withdrawals in Excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawals Amount”):
Example #1: Owner has invested only in Covered Funds
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / $93,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #2: Owner has invested only in Excluded Funds
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

1
We deduct optional rider charges from the subaccounts in which you are invested on each quarterly Contract anniversary and proportionally on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

2	If you choose to reset the MGWB Rider the charge for the MGWB will increase to an annual charge of 1.00% of Contract Value. Please see “Minimum Reset Option” above.
[3]
If your rider was issued prior to May 1, 2005 and you elect the Step-Up Benefit, we will increase the charge for the MGWB rider to the maximum annual charge of 1.00% of Contract Value. Please see “Step-Up Benefit” above.

L-3

The Excluded Withdrawal Account is reduced proportionally based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #3: Owner has invested in both Covered and Excluded Funds
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).
The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced proportionally based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #4: Owner transfers funds from Excluded Funds to Covered Funds
Assume the Contract Value (CV) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.
The new CV for Covered Funds is $70,000 ($60,000 + $10,000), and the new CV for Excluded Funds is $30,000 ($40,000 - $10,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Excluded Funds to the CV in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).
The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000. Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).

L-4

APPENDIX M
Accepted Funds and Fixed Allocation Funds for Living Benefit Riders
Accepted Funds. Currently, the Accepted Funds are:
BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Global Perspectives® Portfolio	Voya Retirement Moderate Growth Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Growth Portfolio	Fixed Interest Allocation

For MGIB, LifePay, Joint LifePay, LifePay Plus and Joint LifePay Plus riders purchased before January 12, 2009, the following are additional Accepted Funds:
Voya Global Equity Portfolio
Voya Solution Moderately Aggressive Portfolio

Currently, the Accepted Funds for the Income Optimizer are:
BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	Fixed Interest Allocation
Voya Retirement Moderate Growth Portfolio

Fixed Allocation Funds. Currently, the Fixed Allocation Funds are:
Voya Intermediate Bond Portfolio
Voya U.S. Bond Index Portfolio
VY® BlackRock Inflation Protected Bond Portfolio

M-1

STATEMENT OF ADDITIONAL INFORMATION
Introduction
Description of Venerable Insurance and Annuity Company
Separate Account B of Venerable Insurance and Annuity Company
Safekeeping of Assets
Experts
Distribution of Contracts
Accumulation Unit Value
Performance Information
Other Information
Condensed Financial Information (Accumulation Unit Values)
Financial Statements of Separate Account B of Venerable Insurance and Annuity Company
Financial Statements of Venerable Insurance and Annuity Company
Please tear off, complete and return the form below to order a free Statement of Additional Information for the Contracts offered under the prospectus. Send the form to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271.
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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B, GOLDENSELECT OPPORTUNITIES®, 333-28679.
Please Print or Type:

Name

Street Address

City, State, Zip

05/01/2020
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Venerable Insurance and Annuity Company Separate Account B of Venerable Insurance and Annuity Company Deferred Combination Variable and Fixed Annuity Prospectus

Wells Fargo Opportunities
May 1, 2020
This prospectus describes Wells Fargo Opportunities, a group and individual deferred combination variable annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (“VIAC,” the “Company,” “we,” “us” or “our”) through Separate Account B (the “Separate Account”). The Contract is available in connection with certain retirement plans that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such treatment (“nonqualified Contracts”). As of June 1, 2006, we no longer offer this Contract for sale to new purchasers.
The Contract provides a means for you to allocate your premium payments in one or more Subaccounts, each of which invest in a single fund (hereinafter referred to as a “fund”). You may also allocate premium payments to our Fixed Account with Guaranteed Interest Periods. Your Contract Value will vary daily to reflect the investment performance of the fund(s) you select and any interest credited to your allocations in the Fixed Account. For Contracts sold in some states, not all Fixed Interest Allocations or Subaccounts are available. The funds currently available under your Contract are listed on the next page.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by 1-800-283-3427. Your election to receive reports in paper will apply to all funds in which you choose to invest.
Replacing an existing annuity with the Contract may not be beneficial to you. Your existing annuity may be subject to fees or penalties on surrender, and the Contract may have new charges.
This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), dated May 1, 2020, has been filed with the Securities and Exchange Commission (“SEC”). It is available without charge upon request. To obtain a copy of this document, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC’s website (www.sec.gov). When looking for information regarding the Contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933. This number is 333-28679. The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Allocations to a subaccount investing in a fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Contract described in this prospectus is subject to investment risk, including the possible loss of the principal amount invested.
We pay compensation to broker/dealers whose registered representatives sold the Contract. See “OTHER CONTRACT PROVISIONS – Selling the Contract,” for further information about the amount of compensation we pay.

The Funds
Subaccounts that invest in the following funds are currently open and available to new premiums and transfers under your Contract:
Voya Balanced Income Portfolio (Class S)*	Voya Russell™ Large Cap Index Portfolio (Class S)
Voya Global High Dividend Low Volatility Portfolio (Class S)*	Voya Russell™ Large Cap Value Index Portfolio (Class S)
Voya Government Liquid Assets Portfolio (Class S)	Voya Russell™ Mid Cap Growth Index Portfolio (Class S)
Voya Growth and Income Portfolio (Class ADV)	Voya Russell™ Small Cap Index Portfolio (Class S)
Voya High Yield Portfolio (Class S)	Voya Small Company Portfolio (Class S)
Voya Index Plus LargeCap Portfolio (Class S)	Voya Solution Moderately Aggressive Portfolio (Class S)**
Voya Index Plus MidCap Portfolio (Class S)	Voya U.S. Bond Index Portfolio (Class S)
Voya Index Plus SmallCap Portfolio (Class S)	Voya U.S. Stock Index Portfolio (Class S)
Voya Intermediate Bond Portfolio (Class S)	VY® Clarion Global Real Estate Portfolio (Class S)
Voya International High Dividend Low Volatility Portfolio (Class S)*	VY® Clarion Real Estate Portfolio (Class S)
VY® Columbia Small Cap Value II Portfolio (Class S)
Voya International Index Portfolio (Class ADV)	VY® Invesco Equity and Income Portfolio (Class S)
Voya Large Cap Growth Portfolio (Class ADV)	VY® Invesco Growth and Income Portfolio (Class S)
Voya Large Cap Value Portfolio (Class S)	VY® Invesco Oppenheimer Global Portfolio (Class S)
Voya Retirement Growth Portfolio (Class ADV)**	VY® JPMorgan Emerging Markets Equity Portfolio (Class S)
Voya Retirement Moderate Growth Portfolio (Class ADV)**	VY® Morgan Stanley Global Franchise Portfolio (Class S)
Voya Retirement Moderate Portfolio (Class ADV)**	VY® T. Rowe Price Capital Appreciation Portfolio (Class S)
Voya Russell™ Large Cap Growth Index Portfolio (Class S)	VY® T. Rowe Price International Stock Portfolio (Class S)
More information can be found in the appendices. See APPENDIX A for all Subaccounts and valuation information. APPENDIX B highlights each fund’s investment objective and adviser (and any subadviser), as well as indicates recent fund changes. If you received a summary prospectus for any of the underlying funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

*	This fund employs a managed volatility strategy. See the “Funds with Managed Volatility Strategies” section for more information about managed volatility funds.
**
This fund is structured as a “fund of funds.” Funds offered in a “fund of funds” structure may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. See “THE FUNDS” section for more information.

2

3

INDEX OF SPECIAL TERMS
The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

Special Term	Page
Accumulation Unit	8
Annuitant	17
Annuity Start Date	17
Cash Surrender Value	22
Claim Date	46
Contract Date	17
Contract Owner	17
Contract Value	21
Contract Year	17
Covered Fund	11
Earnings Multiplier Benefit	49
Excluded Fund	11
Free Withdrawal Amount	12
Fixed Account	23
Fixed Interest Allocation	23
Fixed Interest Division	23
Market Value Adjustment	C-2
Max 7 Enhanced Death Benefit	48
Net Investment Factor	8
Net Rate of Return	8
Quarterly Ratchet MGDB	47
Quarterly Ratchet Enhanced Death Benefit	47
Restricted Funds	11
Rider Date	23
7% Solution Death Benefit Element	48
Special Fund	11
Standard Death Benefit	47

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:
Term Used in This Prospectus	Corresponding Term Used in the Contract
Accumulation Unit Value	Index of Investment Experience
Annuity Start Date	Annuity Commencement Date
Contract Owner	Owner or Certificate Owner
Contract Value	Accumulation Value
Transfer Charge	Excess Allocation Charge
Fixed Interest Allocation	Fixed Allocation
Free Look Period	Right to Examine Period
Guaranteed Interest Period	Guarantee Period
Subaccount(s)	Division(s)
Net Investment Factor	Experience Factor
Regular Withdrawals	Conventional Partial Withdrawals
Withdrawals	Partial Withdrawals

4

FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information about the fees and expenses, please see the “CHARGES AND FEES” section later in this prospectus.
The first table describes the charges that you will pay at the time that you buy the Contract, surrender the Contract or transfer Contract Value between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
Surrender Charge:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%
Transfer Charge	$25 per transfer, currently zero

Premium Tax[2]	0% to 3.5%

Overnight Charge[3]	$20
The next table describes the charges that you could pay periodically during the time that you own the Contract, not including fund fees and expenses.
Periodic Fees and Charges
Annual Contract Administrative Charge[4]	$30
(We waive this charge if the total of your premium payments is $100,000 or more or if your Contract Value at the end of a Contract Year is $100,000 or more.)
Separate Account Annual Charges:
Contract without any of the optional riders that may be available
	Standard Death Benefit	Annual Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Mortality & Expense Risk Charge	1.25%	1.50%	1.80%
Asset-Based Administrative Charge	0.15%	0.15%	0.15%
Total[5]	1.40%	1.65%	1.95%

[1]	If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
[2]	Any premium tax is deducted from the Contract Value.
[3]	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
[4]	We deduct this charge on each Contract anniversary and on surrender.
[5]	These charges are as a percentage of average Contract Value in each subaccount. These annual charges are deducted daily.

5

The following tables show the charges for the optional riders that may be available with the Contract. These charges would be in addition to the Separate Account Annual Charges noted above. In addition to the Earnings Multiplier Benefit rider, you may add only one of the following living benefit riders to your Contract, namely: Minimum Guaranteed Income Benefit; the LifePay Minimum Guaranteed Withdrawal Benefit; and the Joint LifePay Minimum Guaranteed Withdrawal Benefit. For more information about which one may be right for you, please see “LIVING BENEFIT RIDERS.” For more information about the charges for the optional riders, please see “CHARGES AND FEES – Optional Rider Charges.”
Optional Rider Charges6
Earnings Multiplier Benefit rider:
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.30% of Contract Value	0.30% of Contract Value
Minimum Guaranteed Income Benefit rider7:
As an Annual Charge -Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.75% of the MGIB Charge Base	1.50% of the MGIB Charge Base
LifePay Minimum Guaranteed Withdrawal Benefit rider8:
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.50% of Contract Value	1.20% of Contract Value
Joint LifePay Minimum Guaranteed Withdrawal Benefit rider9:
As an Annual Charge – Currently (Charge Deducted Quarterly)	Maximum Annual Charge
0.75% of Contract Value	1.50% of Contract Value

[6]
An optional rider charge expressed as a percentage of Contract Value that is rounded to the nearest hundredth of one percent, is deducted from the Contract Value in your subaccount allocations (and/or your Fixed Interest Allocations if there is insufficient Contract Value in the Subaccounts).

[7]	For more information about how the MGIB Charge Base is determined, please see “CHARGES AND FEES – Optional Rider Charges − Minimum Guaranteed Income Benefit Rider Charge.”
[8]	Please see “LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider Charge.”
[9]	Please see “Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider Charge.”

6

The next two tables show the total annual charges you could pay based on the amounts you have invested in the Subaccounts (unless otherwise indicated), if you elect the Minimum Guaranteed Income Benefit rider, based on maximum or current charges under the Contract, not including trust or fund fees and expenses. These tables show the charges for all currently available death benefits under the Contract and the Earnings Multiplier Benefit rider. These tables do not reflect the Annual Contract Administrative Charge. For purposes of these tables, we have assumed that the value of the amounts invested in the Subaccounts and the MGIB Charge Base are both the same as the Contract Value.
Separate Account Annual Charge Tables
MAXIMUM CHARGES	Standard Death Benefit	Enhanced Death Benefits
		Quarterly Ratchet	Max 7
Mortality & Expense Risk Charge	1.25%	1.50%	1.80%
Asset-Based Administrative Charge	0.15%	0.15%	0.15%
Earnings Multiplier Benefit Rider Charge	0.30%	0.30%	0.30%
Maximum Minimum Guaranteed Income Benefit Rider Charge (as percentage of the MGIB Charge Base)	1.50%	1.50%	1.50%
Total	3.20%	3.45%	3.75%

CURRENT CHARGES	Standard Death Benefit	Enhanced Death Benefits
		Quarterly Ratchet	Max 7
Mortality & Expense Risk Charge	1.25%	1.50%	1.80%
Asset-Based Administrative Charge	0.15%	0.15%	0.15%
Earnings Multiplier Benefit Rider Charge	0.30%	0.30%	0.30%
Maximum Minimum Guaranteed Income Benefit Rider Charge (as percentage of the MGIB Charge Base)	0.75%	0.75%	0.75%
Total	2.45%	2.70%	3.00%
The next item shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for the fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses):	0.52%	1.51%
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses (except Transfer Charges, if any) and Separate Account Annual Expenses for a Contract without any of the optional riders that may be available. The costs also include the total operating expenses charged by the most expensive fund that may be available under your Contract.
The following examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the example.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,147	$1,656	$2,188	$3,717
Example 2: If you do not surrender your Contract:
1 year	3 years	5 years	10 years
$347	$1,056	$1,788	$3,717
Compensation is paid for the sale of the Contracts. For information about this compensation, see “OTHER CONTRACT PROVISIONS – Selling the Contract.”

7

Fees Deducted by the Funds
Fund Fee Information. The fund prospectuses show the investment advisory fees, 12b-1 fees and other expenses including service fees (if applicable) charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. Please refer to the fund prospectuses for more information and to learn more about additional factors.
The Company may receive compensation from each of the funds or the funds’ affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds’ affiliates. These additional payments may also be used by the Company to finance the costs associated with distribution of the Contract. These additional payments are made by the funds or the funds’ affiliates to the Company and do not increase, directly or indirectly, the fund fees and expenses. Please see “CHARGES AND FEES – Fund Expenses” for more information.
How Fees are Deducted. Fees are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares.

CONDENSED FINANCIAL INFORMATION
Accumulation Unit
We use Accumulation Units to calculate the value of a Contract. Each subaccount of Separate Account B has its own Accumulation Unit Value. The Accumulation Units are valued each business day that the New York Stock Exchange (“NYSE”) is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable fund in which the Subaccount invests. Shares in the funds are valued at their net asset value.
Tables showing the Accumulation Unit Value history of each subaccount of Separate Account B available for investment under the Contract and the total investment value history of each such subaccount for a Contract with the lowest and highest combination of asset-based charges are presented in APPENDIX A. The numbers show the year-end unit values of each subaccount from the time premium payments were first received in the Subaccounts under the Contract. Complete information is available in the SAI.
The Net Investment Factor
The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:
(1)	We take the net asset value of the subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the subaccount; the mortality and expense risk charge; the asset-based administrative charge; and any optional rider charges.
Calculations for the Subaccounts are made on a per Accumulation Unit basis.
The Net Rate of Return equals the Net Investment Factor minus one.
Financial Statements
The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B and the financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the SAI.

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SEPARATE ACCOUNT B
Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.
Separate Account B is divided into Subaccounts. Each subaccount invests exclusively in shares of one fund of a fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of a fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.
The other variable annuity contracts that invest in Separate Account B are not discussed in this prospectus. Separate Account B may also invest in other funds which are not available under your Contract. Under certain circumstances, we may make certain changes to the Subaccounts. For more information, see “THE ANNUITY CONTRACT – Addition, Deletion, or Substitution of Subaccounts and Other Changes.”

VENERABLE INSURANCE AND ANNUITY COMPANY
We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”). Our direct parent company is Venerable Holdings, Inc. (“Venerable”). Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”). The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.
Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.
We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.
Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes requirements relating to nonqualified annuity product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Failure to administer certain nonqualified Contract features (for example, contractual Annuity Start Dates in nonqualified annuities) could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities, or insurance requirements could subject the Company to administrative penalties, unanticipated remediation, or other claims and costs.

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THE FUNDS
You will find more detailed information about the funds, or funds, currently available under your Contract in “APPENDIX B – The Funds.” Please refer to the fund prospectuses for additional information and read them carefully before investing. Fund prospectuses may be obtained, free of charge, by calling Customer Service at (800) 366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch. Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.
Selection of Underlying Funds
The underlying funds available through the Contract described in this prospectus are determined by the Company. When determining which underlying funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see “Revenue from the Funds.”) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new investment if we determine that a fund no longer satisfies one or more of the selection criteria and/or if the fund has not attracted significant allocations under the Contract. We have included certain of the funds at least in part because they were managed or subadvised by our affiliates.
We do not recommend or endorse any particular fund and we do not provide investment advice.
Fund of Funds
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the list of available funds found on page 2 of this prospectus.
Funds with Managed Volatility Strategies
As described in more detail in the fund prospectuses, certain funds employ a managed volatility strategy that is intended to reduce the fund’s overall volatility and downside risk. Funds that employ a managed volatility strategy to help us manage the risks associated with providing certain guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Funds that employ a managed volatility strategy are identified in the list of the available funds found on page 0 of this prospectus.
Possible Conflicts of Interest
If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various Contracts participating in the funds conflict, we, the Boards of Trustees or Directors of the funds, and any other insurance companies participating in the funds will monitor events to identify and resolve any material conflicts that may arise.

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Restricted Funds
We may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may also change the limitations on existing Contracts with respect to new premiums added to funds and with respect to new transfers to funds. We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.
We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund. Currently, we limit an investment in Restricted Funds to the following limitations: (1) no more than $999,999,999; and (2) no more than 30 percent of Contract Value. We may change these limits, in our discretion, for new Contracts, premiums, transfers or Withdrawals.
We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, Withdrawals, dollar cost averaging). If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds. However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.
We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.
We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. If the total amount of your requested transfer exceeds the applicable limits, we will inform your financial representative or you that we will not process any part of the transfer and that new instructions will be required. We will not limit transfers from Restricted Funds. If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.
Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)” in this prospectus for more information on the effect of Restricted Funds.
Covered Funds, Special Funds and Excluded Funds
For purposes of determining death benefits and benefits under the living benefit riders (but not the Earnings Multiplier Benefit rider), we assign the investment options to one of three categories of funds. The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.
Allocations to Covered Funds participate fully in all guaranteed benefits. Allocations to Special Funds could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.
Designation of investment options under these categories may vary by benefit. For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option. For more information about these categories of funds with a death benefit, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase” and APPENDIX F for examples. These categories of funds also apply to the Minimum Guaranteed Income Benefit rider. Please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

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CHARGES AND FEES
We deduct the Contract charges described below to compensate us for our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. We expect to profit from the charges, including the mortality and expense risk charge and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.
Charge Deduction Subaccount
You may elect to have all charges, except daily charges, against your Contract Value deducted directly from a single subaccount designated by the Company. Currently we use the Voya Government Liquid Assets Portfolio for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, we will deduct the charges as discussed below. You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.
Charges Deducted from the Contract Value
We deduct the following charges from your Contract Value:
Surrender Charge. We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the eight-year period from the date we receive and accept a premium payment. We base the surrender charge on a percentage of each premium payment withdrawn. The surrender charge is based on the amount requested for withdrawal. The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may reduce or waive the surrender charge in certain situations. We will never charge more than the maximum surrender charge. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Elapsed Since Premium Payment	0	1	2	3	4	5	6	7	8+
Surrender Charge (as a percentage of Premium Payment withdrawn)	8%	7%	6%	5%	4%	3%	2%	1%	0%
Waiver of Surrender Charge for Extended Medical Care or Terminal Illness. We will waive the surrender charge in most states in the following events: (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or (2) you are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.
Free Withdrawal Amount. The Free Withdrawal Amount is the total of: (1) your cumulative earnings (which is your Contract Value less premium payments received and prior Withdrawals); and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.

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Surrender Charge for Excess Withdrawals. We will deduct a surrender charge for excess Withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code. We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount. When you are receiving systematic Withdrawals, any combination of Regular Withdrawals and systematic Withdrawals taken will be included in determining the amount of the excess withdrawal. In other words, if any single withdrawal or sum of Withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal. Premium taxes may also apply. We will deduct such charges from the Contract Value in proportion to the Contract Value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Allocations, we will deduct charges proportionally from all other Subaccounts and Fixed Interest Allocations in which you are invested. Any withdrawal from a Fixed Interest Allocation more than 30 days before its maturity date will trigger a Market Value Adjustment. See APPENDIX C and the Fixed Account II prospectus for more information.
For the purpose of calculating the surrender charge for an excess withdrawal: (1) we treat premiums as being withdrawn on a first-in, first-out basis; and (2) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in APPENDIX E. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess Withdrawals, the federal tax law treats earnings as withdrawn first.
Premium Taxes. We may charge for state and local premium taxes depending on your state of residence. These taxes can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.
We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base), if exercised on the Annuity Start Date. However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.
Administrative Charge. We deduct an annual administrative charge on each Contract anniversary. If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you. The charge is $30 per Contract. We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by VIAC. We deduct the charge proportionally from all Subaccounts in which you are invested. If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the Guaranteed Interest Periods nearest their maturity dates until the charge has been paid.
Transfer Charge. We currently do not deduct any charges for transfers made during a Contract Year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year. The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.
Overnight Charge. You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.
Redemption Fees. If applicable, we may deduct the amount of any redemption fees imposed by the underlying funds as a result of Withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value. For a more complete description of the fund’s fees and expenses, review each fund’s prospectus.
No underlying fund currently charges a redemption fee.

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Charges Deducted from the Subaccounts
Mortality and Expense Risk Charge. The amount of the mortality and expense risk charge depends on the death benefit you have elected. The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each subaccount. The mortality and expense risk charge compensates the Company for death benefit and annuitization risks and the risk that expense charges will not cover actual expenses. If there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of the Contract.

Mortality and Expense Risk Charge
Standard Death Benefit	Quarterly Ratchet Enhanced Death Benefit	Max 7 Enhanced Death Benefit
Annual Charge 1.25%	Annual Charge 1.50%	Annual Charge 1.80%
Asset-Based Administrative Charge. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. We deduct the charge on each business day at the rate of 0.0004% of average daily assets based on the assets you have in each subaccount.
Optional Rider Charges
Some features and benefits of the Contract are available by rider for an additional charge. Availability is subject to state approval and sometimes broker/dealer approval. Once elected, a rider cannot be canceled independently of the Contract. Below is information about the charge for a rider. Riders are expressed as a percentage, rounded to the nearest hundredth of one percent. Riders are subject to conditions and limitations. For more information about how the Earnings Multiplier Benefit rider works, including the conditions and limitations, please see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase – Earnings Multiplier Benefit Rider.” For more information about how each living benefit rider works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “LIVING BENEFIT RIDERS.”
Earnings Multiplier Benefit Rider Charge. Subject to state availability, you may purchase the Earnings Multiplier Benefit rider for a nonqualified Contract either at issue or on the next Contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a proportional reduction of the Contract Value of the Subaccounts in which you are invested. If there is insufficient Contract Value in the Subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly Contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the Rider Date. If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization. The quarterly charge for the Earnings Multiplier Benefit rider is 0.08% (0.30% annually). For a description of the rider, see “DEATH BENEFIT CHOICES – Death Benefit During the Accumulation Phase - Earnings Multiplier Benefit Rider.”
Minimum Guaranteed Income Benefit (“MGIB”) Rider charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears from the Subaccounts in which you are invested based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. The charge is deducted even if you decide never to exercise your right to annuitize under this rider. For more information about how this rider works, including how the MGIB Charge Base is determined, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C.

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LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider Charge. The charge for the LifePay rider, a living benefit, is deducted quarterly and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionally based on what is owed at the time the rider is added through the Contract quarter end. Similarly, the charge is assessed proportionally based on what is owed at the time the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge. For more information about how this rider works, including when Lifetime Automatic Periodic Benefit Status begins, please see “LIVING BENEFIT RIDERS – LifePay Minimum Guaranteed Withdrawal Benefit Rider.”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider Charge. The charge for the Joint LifePay rider, a living benefit, is deducted quarterly, and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%
We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year). In arrears means the first charge is deducted at the end of the first quarter from the Contract Date. If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionally based on what is owed at the time the rider is added through the Contract quarter end. Similarly, the charge is assessed proportionally when the rider is terminated. Charges are deducted during the period starting on the Rider Date and up to your rider’s Lifetime Automatic Periodic Benefit Status. Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met. The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge. For more information about how this rider works, including when Lifetime Automatic Periodic Benefit Status begins, please see “LIVING BENEFIT RIDERS – Joint LifePay Minimum Guaranteed Withdrawal Benefit Rider.”
If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Allocations, in which case a Market Value Adjustment may apply. But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Allocation. With Fixed Interest Allocations, we deduct the charge from the Fixed Interest Allocation having the nearest maturity. For more information about the Fixed Interest Allocation, including the Market Value Adjustment, please see APPENDIX C. We reserve the right to change the charge for this rider, subject to the maximum annual charge. If changed, the new charge will only apply to riders issued after the change.
Fund Expenses
As shown in the fund prospectuses and described in the “FEES AND EXPENSES – Fees Deducted by the Funds” section of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.
Less expensive share classes of the funds offered through this Contract may be available for investment outside of this Contract. You should evaluate the expenses associated with the funds available through this Contract before making a decision to invest.

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Revenue from the Funds
The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:
•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).
12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:
•	Communicating with customers about their fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g. purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and
•	Receiving, tabulating and transmitting proxies executed by customers.
The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.
The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the Contract. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a fund through our Contracts. Fund revenue is important to the Company’s profitability.
Assets allocated to funds formerly affiliated with the Company, meaning Voya funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company. Assets allocated to funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.
Revenue Received from Formerly Affiliated Voya Funds. The revenue received by the Company from the formerly affiliated Voya funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.
In the case of formerly affiliated Voya funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from formerly affiliated funds provide the Company with a financial incentive to offer these funds through the Contract rather than other funds.
Additionally, in the case of formerly affiliated Voya funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.
Revenue Received from Funds Never Affiliated with the Company. Revenue received by the Company from funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that fund by the Company. Some of these funds or their affiliates pay us more than others and some of the amounts we receive may be significant.
Only formerly affiliated Voya funds are currently available through the Contract.

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THE ANNUITY CONTRACT
The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available funds of the funds through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See APPENDIX C and the Fixed Account II prospectus for more information on the Fixed Account. If you have any questions concerning this Contract, contact your registered representative or call Customer Service at (800) 366-0066.
Contract Date and Contract Year
The date the Contract became effective is the Contract Date. Each 12-month period following the Contract Date is a Contract Year.
Contract Owner
You are the Contract Owner. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners. In the event a selected death benefit is not available, the Standard Death Benefit will apply.
The death benefit becomes payable when you die. If the owner is a non-natural owner, the death benefit is payable upon the death of the Annuitant. In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the death benefit then due. The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner. In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary. This will override any previous beneficiary designation. See “Joint Owner” below.
Joint Owner
For nonqualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The Earnings Multiplier Benefit rider is not available when there are joint owners.
Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See “Change of Contract Owner or Beneficiary” below. Adding a joint owner to the Contract post issue with either the Quarterly Ratchet Enhanced Death Benefit or Max 7 enhanced Death Benefit will cause that death benefit to end. If the older joint owner is attained age 85 or under, the Standard Death Benefit will apply. If the older joint owner is attained age 86 or over on the date of the ownership change, the death benefit will be the Cash Surrender Value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue. Note that returning a Contract to single owner status will not restore either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit or the Earnings Multiplier Benefit. Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.
Annuity Start Date
The Annuity Start Date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: (1) the accumulation phase; and (2) the income phase. The accumulation phase is the period between the Contract Date and the Annuity Start Date. The income phase begins when you start receiving regular annuity payments from your Contract on the Annuity Start Date.
Annuitant
The Annuitant is the person designated by you to be the measuring life in determining annuity payments. You are the Annuitant unless you name another Annuitant in the application. The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid. The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date. You may not change the Annuitant after the Contract is in effect except as described below.

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If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and you have named a contingent Annuitant, the contingent Annuitant becomes the Annuitant. If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant. In the event of joint owners, the youngest will be the contingent Annuitant. The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant. If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.
If the Contract Owner is not an individual, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.
Regardless of whether a death benefit is payable, if the Annuitant dies and any Contract Owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual.
Beneficiary
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. The beneficiary may become the successor Contract Owner if the Contract Owner, who is a spouse, dies before the income phase start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).
If the beneficiary dies before the Annuitant or the Contract Owner, we pay the death benefit proceeds to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the Contract Owner’s estate.
One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.
Change of Contract Owner or Beneficiary
During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the Contract, the amount of the Earnings Multiplier Benefit, if applicable, and the continuation of any other optional rider that you have elected.
The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age for non-natural owners). The new owner’s death will determine when a death benefit is payable (the Annuitant’s death for non-natural owners).
If you have elected the Standard Death Benefit, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For either the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options, if the new owner’s attained age is 86 or over on the date of the ownership change, the death benefit will be the Cash Surrender Value. Attained age is the age of the owner at the time the Contract is issued plus the number of full years elapsed since the Contract Date. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore Quarterly Ratchet Enhanced Death Benefit or Max 7 Enhanced Death Benefits.
If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original Rider Date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership.
An ownership change may cause a living benefit rider to terminate. Such depends on the rider and whether spousal continuation is allowed. For more information about an ownership change with the MGIB rider, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit (the “MGIB rider”) Rider.” For more information with the LifePay rider, please see “LIVING BENEFIT RIDERS – LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider.” And for more information with the Joint LifePay rider, please see “LIVING BENEFIT RIDERS – Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider.”

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A change of owner likely has tax consequences. See “FEDERAL TAX CONSIDERATIONS” in this prospectus.
You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary. If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. In the event of joint owners all must agree to change a beneficiary.
In the event of a death claim, we will honor the form of payment of the death benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable. You may also restrict a beneficiary’s right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary.
All requests for changes must be in writing and submitted to Customer Service. Please date your requests. The change will be effective as of the day we receive the request. The change will not affect any payment made or action taken by us before recording the change.
Purchase and Availability of the Contract
We no longer offer the Contract for sale to new purchasers.
We issued a Contract with the Standard Death Benefit SO LONG AS both the Annuitant and the Contract Owner were age 80 or younger at the time of application.
The initial premium payment must have been $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the Free Look Period and up to the Contract anniversary after your 85th birthday. Under certain circumstances, we may have waived waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.
The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract: (1) if you are looking for a short-term investment; (2) if you cannot risk getting back less money than you put in; or (3) if your assets are in a plan which provides for tax-deferral and you see no other reason to purchase this Contract. When considering an investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.
Replacing an existing insurance contract with this Contract may not be beneficial to you. Before purchasing the Contract, determine whether your existing contract will be subject to any fees or penalties upon surrender. Also, compare the fees, charges, coverage provisions and limitations, if any, of your existing contract with those of the Contract described in this prospectus.
IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See “FEES AND EXPENSES” in this prospectus. If you are considering an Enhanced Death Benefit Option and/or the Earnings Multiplier Benefit rider and your Contract will be an IRA, see “FEDERAL TAX CONSEQUENCES − Tax Consequences of Living Benefits and Enhanced Death Benefits” in this prospectus.
Crediting of Premium Payments
We will process your initial premium within two business days after receipt and allocate the payment according to the instructions you specify at the Accumulation Unit Value next determined, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within one business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to five business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. If you choose to have us hold the premium payment, it will be held in a non-interest bearing account.
If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative within five days, we will consider the application incomplete. Once the completed application is received, we will allocate the payment to the Subaccounts of Separate Account B specified by you within two business days.

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If your premium payment was transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to subsequent payments. We will allocate the subsequent payment(s) proportionally according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in these calculations. If a subaccount is no longer available (including due to a fund purchase restriction) or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation. For any subsequent premium payments, we will credit the payment designated for a subaccount of Separate Account B at the Accumulation Unit Value next determined after receipt of your premium payment and instructions.
Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an Accumulation Unit for the subaccount to determine the number of Accumulation Units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.
In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the Free Look Period. After the Free Look Period, we will convert your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected. The Accumulation Units will be allocated based on the Accumulation Unit Value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the Guaranteed Interest Period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the Free Look Period.
Anti-Money Laundering
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.
Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.
We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000). In addition, we may require information as to why a particular form of payment was used and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment.
Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

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Unclaimed Property
Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.
Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing or by calling (800) 366-0066.
Cyber Security
Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.
Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.
Administrative Procedures
We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the Contract Value next determined only after you have met all administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided. You are responsible for keeping information about your Contract and appropriate identifying information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instruction, you will bear the loss.
Contract Value
We determine your Contract Value on a daily basis beginning on the Contract Date. Your Contract Value is the sum of: (1) the Contract Value in the Fixed Interest Allocations; and (2) the Contract Value in each subaccount in which you are invested.
Contract Value in Fixed Interest Allocations. The Contract Value in your Fixed Interest Allocation is the sum of premium payments allocated to the Fixed Interest Allocation under the Contract, plus Contract Value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and Withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.
Contract Value in the Subaccounts. On the Contract Date, the Contract Value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the Contract Date, we allocate your Contract Value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the Free Look Period. In such a case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the Free Look Period for this purpose (currently, the Voya Government Liquid Assets Portfolio).

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On each business day after the Contract Date, we calculate the amount of Contract Value in each subaccount as follows:
(1)	We take the Contract Value in the subaccount at the end of the preceding business day;
(2)	We multiply (1) by the subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount; and
(5)	We subtract from (4) any Withdrawals and any related charges, and then subtract any Contract fees and premium taxes.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See APPENDIX C and the Fixed Account II prospectus for a description of the calculation of Cash Surrender Value under any Fixed Interest Allocation. We do not guarantee any minimum Cash Surrender Value. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) adjust for any Market Value Adjustment; and (3) deduct any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.
Surrendering to Receive the Cash Surrender Value. You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date. A surrender is effective on the date we receive your written request and the Contract at Customer Service. After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined. Once paid, all benefits under the Contract will terminate. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options. We will usually pay the Cash Surrender Value within seven days.
Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59½ may result in a 10% tax penalty. See “FEDERAL TAX CONSIDERATIONS” for more details.
Addition, Deletion or Substitution of Subaccounts and Other Changes
We may make additional Subaccounts available to you under the Contract. These Subaccounts will invest in funds we find suitable for your Contract. We may also withdraw or substitute funds, subject to the conditions in your Contract, compliance with regulatory requirements, and subject to SEC approval.
We do not guarantee that each fund will always be available for investment through the Contract. If we feel that investment in any of the funds has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another fund for existing and future investments. Whether a fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed funds. If you elected the dollar cost averaging, systematic Withdrawals or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement fund, unless you request otherwise. If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions. The substitute or proposed replacement fund may have higher fees and charges than any fund it replaces.
Subject to SEC approval, we reserve the right to: (1) deregister Separate Account B under the 1940 Act; (2) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (3) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (4) restrict or eliminate any voting rights as to Separate Account B; (5) combine Separate Account B with other account; and (6) transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.
We will provide you with written notice before we make any of these changes.
We do not recommend or endorse any particular fund, and we do not provide investment advice.

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Fixed Interest Allocation (The Fixed Account or Fixed Interest Division)
The Fixed Interest Allocation option that may be available through your Contract is the Fixed Account. The Fixed Account is a segregated asset account which contains the assets that support a Contract Owner’s investment in this option. See APPENDIX C and your Contract, including any endorsements and riders, for more information. In the event the Fixed Account is not available in your state, then the Fixed Interest Allocation is the Fixed Interest Division. Accordingly, see APPENDIX D, instead, for more information.
State Variations
Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Material variations are described in APPENDIX M. Also see your Contract, endorsements and riders for details.

LIVING BENEFIT RIDERS
Some features and benefits of the Contract, if available, are available by rider for an additional charge. Once elected, the riders generally may not be cancelled. You may not remove the rider and charges will be assessed regardless of the performance of your Contract. Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.
The optional riders may not be available for all investors. Please check your application for the Contract to be sure. You should analyze each rider thoroughly and understand it completely before you select one. The optional riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific fund under the Contract. You should consult a qualified financial adviser in evaluating the riders. Customer Service may be able to answer your questions. The telephone number is (800) 366-0066.
The Contract has three living benefit riders offering protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The LifePay Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are concerned that you may outlive your income; and
•	The Joint LifePay Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are married and concerned that you and your spouse may outlive your income.
These living benefit riders are described further below. You may only add one living benefit rider to your Contract.
Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)
The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions. The minimum guaranteed amount of annuity income will depend on the amount of premiums you pay during the first five Contract Years after you purchase the rider, the amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below), the MGIB Rate (as defined below), the adjustment for Special Fund or Excluded Fund transfers, and any Withdrawals you take while the MGIB rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the benefit under the MGIB rider.
Purchase. The MGIB rider is no longer available for purchase, including purchase by owners of existing Contracts.
Rider Date. The Rider Date is the date the optional benefit rider becomes effective. The Rider Date is also the Contract Date if you purchased the rider when the Contract was issued.
No Cancellation. Once you purchase a rider, you may not cancel it unless you cancel the Contract during the Contract’s Free Look Period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel any rider. Once the Contract continues beyond the Free Look Period, you may not cancel the rider. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

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Termination. The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase. The MGIB rider automatically terminates if:
•	You annuitize, surrender or otherwise terminate your Contract during the accumulation phase;
•
You die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).
Rider Charge. The current charge we deduct under the MGIB Rider is 0.75% annually of the MGIB Charge Base. The MGIB Charge Base is the greater of (1) and (2) below, where:
(1)	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b) and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds (as defined below); and
	(c)	Is the MGIB Rollup Base for Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and
	(b)	Is the MGIB Ratchet Base for Excluded Funds.
For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds, and the MGIB Ratchet Base for Excluded Funds, see the “Calculation of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.
Fund Categories. The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds. These fund categories apply to all calculations under the MGIB rider. Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”
Covered Funds are any investment options not designated as Special Funds or Excluded Funds. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been redesignated as a Covered Fund for all current and future investments.
The following investment options are currently designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	Voya Government Liquid Assets Portfolio;
•	TSA Special Fixed Account;
•	Fixed Account; and
•	Fixed interest divisions in the general account.
Please note that the ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but is closed to new allocations.
No investment options are currently designated as Excluded Funds.
Fixed Allocation Funds Automatic Rebalancing. In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Fund. We will require this allocation regardless of your investment instructions to the Contract, as described below.
For Contracts with the MGIB rider purchased on and after August 21, 2006, (subject to availability) there is an allocation requirement. If the Contract Value in the Fixed Allocation Fund (as defined below) is less than 20% of the total Contract Value allocated to the Fixed Allocation Fund and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Fund and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Fund. This is called Fixed Allocation Funds Automatic Rebalancing. Accepted Funds are excluded from this rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.

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The MGIB Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Fund or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Fund or Other Funds.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX L. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX L. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s death benefits. For purposes of calculating any applicable death benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Fund will be considered a Covered Fund while the rider is in effect.
All funds available under the Contract that are not Accepted Funds or the Fixed Allocation Fund are considered Other Funds.
Fixed Allocation Fund Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the fund restrictions noted above, Fixed Allocation Fund Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Fund Automatic Rebalancing.”
In certain circumstances, Fixed Allocation Fund Automatic Rebalancing may result in a reallocation into the Fixed Allocation Fund even if you have not previously been invested in it. By electing to purchase the MGIB rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Fund. You should not purchase the MGIB rider if you do not wish to have your Contract Value reallocated in this manner.
MGIB Benefit Base. The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income. The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and death benefits. Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below). On the MGIB Date, your MGIB Base is the greater of (1) and (2), where:
(1)	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the Contract Value allocated to Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and
	(b)	Is the Contract Value allocated to Excluded Funds.

The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base allocated to Excluded Funds. This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.
Calculation of MGIB Rollup Bases. The Maximum MGIB Rollup Base is 250% of eligible premiums adjusted proportionally for Withdrawals, subject to availability (300% otherwise and for Contracts with the MGIB rider purchased before August 21, 2006). This means that the Maximum MGIB Rollup Base is reduced for Withdrawals by the same proportion that the withdrawal reduces the Contract Value. The Maximum MGIB Rollup Base is not allocated by fund category.
The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent Withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.

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The MGIB Rollup Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent Withdrawals and transfers taken or made while the MGIB rider is in effect. The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.
The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent Withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter. The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges. It is not included in the MGIB Rollup Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that are excluded from the MGIB Rollup Bases.
The MGIB Rate is currently 7%. The MGIB Rate is an annual effective rate. We may, at our discretion, discontinue offering this rate. The MGIB Rate will not change for those Contracts that have already purchased the MGIB rider.
Withdrawals reduce each MGIB Rollup Base proportionally. The percentage reduction in the MGIB Rollup Base for each fund category (i.e. Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment). This means that the MGIB Rollup Base for Covered Funds, Special Funds or Excluded Funds is reduced for Withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).
When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a fund category will reduce the applicable MGIB Rollup Base for that fund category proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in the fund category. For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%. In a case where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.
In a case where the MGIB Rollup Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.
Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally. But the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: You pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

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Calculation of MGIB Ratchet Bases. The MGIB Ratchet Base for Covered Funds and Special Funds:
(1)	On the Rider Date, eligible premiums or the Contract Value (if the rider is added after the Contract Date) allocated to Covered Funds and Special Funds.
(2)	On each quarterly anniversary date prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:
(a) The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and
(b)
The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior quarterly anniversary date, adjusted for any new eligible premiums, Withdrawals attributable to Covered Funds and Special Funds, and transfers.

(3)
At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior quarterly anniversary date, adjusted for subsequent eligible premiums, Withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds. The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges. It is not included in the MGIB Ratchet Benefit Base used to determine benefits.
Eligible premiums are those premiums added more than five years before the earliest MGIB Date. This means that, generally, premiums must be paid within five years of purchasing the MGIB rider to be considered eligible premiums. Premiums paid after that are not added to the MGIB Ratchet Bases but are added to your Contract Value.
A “quarterly anniversary date” is the date three months from the Contract Date that falls on the same date in the month as the Contract Date. For example, if the Contract Date is February 12, the quarterly anniversary date is May 12. If there is no corresponding date in the month, the quarterly anniversary date will be the last date of such month. If the quarterly anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day.
Withdrawals reduce each MGIB Ratchet Base proportionally. The percentage reduction in the MGIB Ratchet Base for each fund category (i.e. Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment). This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for Withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds. For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).
When you make transfers between Covered Funds or Special Funds and Excluded Funds, net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally. This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds. For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%. In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250. In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.
In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer. A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider. This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

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Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally. But the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds. What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, is there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base. The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds. As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced. The net effect of this transfer: You pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.
MGIB Date. Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.
MGIB Annuity Income. Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C and the Fixed Account II prospectus) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX C and the Fixed Account II prospectus) applied to the then-current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX C and the Fixed Account II prospectus) that would otherwise apply at annuitization.

MGIB Income Factors. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract. Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider. Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract. The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract. The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance. If the Contract Value exceeds the MGIB Benefit Base at the time of annuitization, the Contract will always produce greater income than the MGIB rider. Please see APPENDIX G – “Examples of Minimum Guaranteed Income Benefit Calculation.”
MGIB Annuity Options. Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Date. The MGIB must be exercised in the 30-day period prior to any Contract anniversary. At your request, the Company may, at its discretion, extend the latest Annuity Start Date without extending the MGIB date.
The following are the MGIB annuity options available under the MGIB Rider:
•	Income for Life (single life or joint life with 100% Survivor) and 10-20 year fixed period;
•	Income for 20-30 year fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.
Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.  Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.  See FEDERAL TAX CONSIDERATIONS.

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Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider. This option may only be exercised in the 30-day period prior to a Contract anniversary. The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in the prospectus. The Contract Value will be reduced proportionally. Any subsequent exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value. The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider. The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values. This means the Contract and MGIB rider values will be adjusted proportionally. See “Calculation of MGIB Rollup Bases” and “Calculation of MGIB Ratchet Bases,” above. Surrender charges will apply to amounts applied to partial annuitization.
Notification. On or about 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it. We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.
Change of Owner and Annuitant. The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death. Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization. In such a case, a new Annuitant may be named in accordance with the provisions of your Contract. The MGIB Benefit Base is unaffected and continues to accumulate.
Death of Owner. The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are multiple Contract Owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.
The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract. The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.
The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above. Annuitizing using the MGIB may result in a more favorable stream of income payments, and different tax consequences, under your Contract. Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors. You should consider all of your options at the time you begin the income phase of your Contract.
LifePay Minimum Guaranteed Withdrawal Benefit (“LifePay”) Rider
As of March 15, 2010, the LifePay rider is no longer available for purchase by owners of existing Contracts.
The LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of the Annuitant, even if these Withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are concerned that you may outlive your income.
Purchase. In order to elect the LifePay rider, the Annuitant must be the owner or one of the owners, unless the owner is a non-natural owner. Joint Annuitants are not allowed. The minimum issue age is 50 and the maximum issue age is 80. The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is non-natural) on the Contract anniversary on which the rider is effective. But some broker-dealers may limit the availability of the rider to younger ages. The LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. The Company in its discretion may allow the rider to be elected during the 30-day period preceding a Contract anniversary. Such election must be received in good order, including compliance with the investment restrictions described below. The rider will be effective as of that Contract anniversary. If the LifePay rider is not available, or if your Contract has the Minimum Guaranteed Withdrawal Benefit rider, then please see “APPENDIX J – Minimum Guaranteed Withdrawal Benefit.”
Rider Date. The Rider Date is the date the LifePay rider becomes effective. If you purchase the LifePay rider when the Contract is issued, the Rider Date is also the Contract Date.
No Cancellation. Once you purchase the LifePay rider, you many not cancel it unless you cancel the Contract during the Contract’s Free Look Period, surrender, annuitize or otherwise terminate the Contract. These events automatically cancel the LifePay rider. The Company may, at its discretion, cancel and/or replace the LifePay rider at your request in order to renew or reset the rider.

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Termination. The LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if:
•	You annuitize, surrender or otherwise terminate your Contract during the accumulation phase; or
•
You die during the accumulation phase (first owner to die if there are multiple Contract Owners, or death of Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay rider will also terminate if there is a change in Contract Ownership (other than a spousal beneficiary continuation on your death). Other circumstances that may cause the LifePay rider to terminate automatically are discussed below.
Lifetime Guaranteed Withdrawal Status. This status begins on the date the rider is issued (the “effective date of the rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	The surrender or annuitization of the Contract; or
•	The death of the owner, or first owner, in the case of joint owners, unless your spouse beneficiary elects to continue the Contract.
As described below, certain features of the LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.
How the LifePay Rider Works. The LifePay Withdrawal Benefit rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.
Benefits paid under the LifePay rider require the calculation of the Maximum Annual Withdrawal. The LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows.
•	If you purchased the LifePay rider on the Contract Date, the initial LifePay Base is equal to the initial premium; or
•	If you purchased the LifePay rider after the Contract Date, the initial LifePay Base is equal to the Contract Value on the effective date of the rider.
The initial LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current LifePay Base, on each Contract quarterly anniversary after the effective date of the rider and during the Growth Phase. The LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the LifePay rider (see “LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals a percentage of the greater of: (1) the Contract Value; and (2) the LifePay Base as of the last day of the Growth Phase. The first withdrawal after the effective date of the rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal %
50 to 59	4%
60 to 75	5%
76 to 80	6%
81+	7%

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Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation. See “Continuation After Death – Spouse” below. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual withdrawal percentage.
If the rider is in the Growth Phase, and the annuity commencement date is reached, the rider will enter the Withdrawal Phase and will be annuitized. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and annual payments equal to the Maximum Annual Withdrawal.
If Withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the Maximum Annual Withdrawal will be reduced proportionally. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).
When a withdrawal is made, the total Withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total Withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal. See APPENDIX H, Illustration 1 and 2 for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess Withdrawals in that Contract Year for purposes of the LifePay rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any Withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess Withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is deducted, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See APPENDIX H, Illustration 3.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such Withdrawals reduce the LifePay Base on a proportional basis, and during the Withdrawal Phase these Withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

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During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate. The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.
The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter. If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal Percentage of the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal Percentage of the Contract Value on the Reset Effective Date. The reset option is only available when the rider is in Lifetime Guaranteed Withdrawal Status.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.20%. However, we guarantee that the rider charge will not increase for resets exercised within the first five Contract Years. See APPENDIX H, Illustration 4.
Investment Option Restrictions. While the LifePay rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Fund. See “Fixed Allocation Fund Automatic Rebalancing” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX L. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX L. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
For purposes of calculating any applicable death benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Fund will be considered a Covered Fund allocation while the rider is in effect.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Fund are considered Other Funds.
Fixed Allocation Fund Automatic Rebalancing. If the Contract Value in the Fixed Allocation Fund is less than 20% of the total Contract Value allocated to the Fixed Allocation Fund and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Fund and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Fund. Accepted Funds are excluded from Fixed Allocation Fund Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The LifePay Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Fund or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Fund or Other Funds.
Fixed Allocation Fund Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Fund Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX H – Examples of Fixed Allocation Fund Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Fund Automatic Rebalancing may result in a reallocation into the Fixed Allocation Fund even if you have not previously been invested in it. See “APPENDIX H – Examples of Fixed Allocation Fund Automatic Rebalancing, Example I.” By electing to purchase the LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Fund. You should not purchase the LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Death of Owner or Annuitant. The LifePay rider and charges terminate on the earlier of:
•
If the rider is in Lifetime Guaranteed Withdrawal status, the date of receipt of due proof of death (“Claim Date”) of the owner (or in the case of joint owners, the first owner) or the Annuitant if there is a non-natural owner; or

•	The date the rider enters Lifetime Automatic Periodic Benefit status.
Continuation After Death – Spouse. If the surviving spouse of the deceased owner continues the Contract , if allowed under the requirements of the Tax Code (see “DEATH BENEFIT CHOICES – Continuation After Death – Spouse”), the rider will also continue, provided the following conditions are met:
•	The spouse is at least 50 years old on the date the Contract is continued; and
•	The spouse becomes the Annuitant and sole owner.
If the rider is in the Growth Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Base will be reset to equal the greater of the LifePay Base and the then current Contract Value;
•	The LifePay charges will restart and be the same as were in effect prior to the Claim Date; and
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date.
If the rider is in the Withdrawal Phase at the time of spousal continuation, if allowed under the requirements of the Tax Code:
•	The rider will continue in the Withdrawal Phase;
•	On the Contract anniversary following the date the rider is continued:
➢
If the surviving spouse was not the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated by multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that Contract anniversary, and the Maximum Annual Withdrawal is considered to be zero from the Claim Date to that Contract anniversary. Withdrawals are permitted pursuant to the other provisions of the Contract. Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

➢
If the surviving spouse was the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated as the greater of the Maximum Annual Withdrawal on the Claim Date (adjusted for excess Withdrawals thereafter) and the Maximum Annual Withdrawal resulting from multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage. The Maximum Annual Withdrawal does not go to zero on the Claim Date and Withdrawals may continue under the rider provisions; and

•	The rider charges will restart on the Contract anniversary following the date the rider is continued and will be the same as were in effect prior to the Claim Date.
Effect of LifePay Rider on Death Benefit. If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay rider, the death benefit is payable, but the rider terminates. However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the death benefit is not payable until the spouse’s death. Thus, you should not purchase this rider with multiple owners, unless the owners are spouses. See “Death of Owner or Annuitant” and “Continuation After Death – Spouse” above for further information.
While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay rider to the Annuitant. While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop. No other death benefit is payable.

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Change of Owner or Annuitant. Other than as provided above under “Continuation After Death – Spouse,” you may not change the Annuitant. The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.
Surrender Charges. If you elect the LifePay rider, your Withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the LifePay rider are not subject to surrender charges.
Loans. The portion of any Contract Value used to pay off an outstanding loan balance will reduce the LifePay Base or Maximum Annual Withdrawal as applicable. We do not recommend the LifePay rider if loans are contemplated.
Taxation. For more information about the tax treatment of amounts paid to you under the LifePay Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Minimum Guaranteed Withdrawal Benefit (“Joint LifePay”) Rider
As of March 15, 2010, the Joint LifePay rider is no longer available for purchase by owners of existing Contracts.
The Joint LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual Withdrawals from the Contract for the lifetime of both you and your spouse, even if these Withdrawals deplete your Contract Value to zero. You may wish to purchase this rider if you are married and are concerned that you and your spouse may outlive your income.
Purchase. The Joint LifePay rider is only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the death benefit becomes payable. We refer to these individuals as spouses. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. See “Ownership, Annuitant, and Beneficiary Designation Requirements” below.
The minimum issue age is 55 and the maximum issue age is 80. Both spouses must meet these issue age requirements on the Contract anniversary on which the Joint LifePay rider is effective. The issue age is the age of the owners on the Contract anniversary on which the rider is effective. Some broker/dealers may limit the maximum issue age to ages younger than age 80, but in no event lower than age 55. We reserve the right to change the minimum or maximum issue ages on a nondiscriminatory basis. The Joint LifePay rider is available for Contracts issued on and after November 1, 2004, (subject to availability) that do not already have a living benefit rider. The Joint LifePay rider will not be issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions,” below. For Contracts with the LifePay rider, you may elect the Joint LifePay rider in place of the LifePay rider for a limited time. For more information, please contact Customer Service. The Company in its discretion may allow the Joint LifePay rider to be elected during the 30-day period preceding a Contract anniversary. Such election must be received in good order, including owner, Annuitant, and beneficiary designations and in compliance with the investment restrictions described below. The Joint LifePay rider will be effective as of that Contract anniversary.
Ownership, Annuitant, and Beneficiary Designation Requirements. Certain ownership, Annuitant, and beneficiary designations are required in order to purchase the Joint LifePay rider. These designations depend upon whether the Contract is issued as a nonqualified Contract, an IRA or a custodial IRA. In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the death benefit becomes payable, as provided by the Tax Code. Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”). Joint Annuitants are not allowed. The necessary ownership, Annuitant, and/or beneficiary designations are described below. Applications that do not meet the requirements below will be rejected. We reserve the right to verify the date of birth and social security number of both spouses.
Nonqualified Contracts. For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners. For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.

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IRAs. There may only be one owner, who must also be the Annuitant. The owner’s spouse must be the sole primary beneficiary.
Custodial IRAs. While we do not maintain individual owner and beneficiary designations for Custodial IRAs are subject to the limits as any other qualified Contract. The Annuitant must be the same as the beneficial owner of the custodial IRA. We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.
Rider Date. The Joint LifePay Rider Date is the date the Joint LifePay rider becomes effective. If you purchase the Joint LifePay rider when the Contract is issued, the Joint LifePay Rider Date is also the Contract Date.
No Cancellation. Once you purchase the Joint LifePay rider, you many not cancel it unless you: (1) cancel the Contract during the Contract’s Free Look Period (or otherwise cancel the Contract pursuant to its terms);(2) surrender; or (3) annuitize in lieu of payments under the Joint LifePay rider. These events automatically cancel the Joint LifePay rider. The Company may, at its discretion, cancel and/or replace the Joint LifePay rider at your request in order to renew or reset the Joint LifePay rider.
Termination. The Joint LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase. The optional rider automatically terminates if you:
•	Terminate your Contract pursuant to its terms during the accumulation phase, surrender or begin receiving annuity payments in lieu of payments under the Joint LifePay rider;
•
Die during the accumulation phase (first owner to die in the case of joint owners, or death of Annuitant if the Contract is a custodial IRA), unless your spouse elects to continue the Contract (and your spouse is active for purposes of the Joint LifePay rider); or

•	Change the owner of the Contract (other than a spousal continuation by an active spouse).
See “Change of Owner or Annuitant,” below. Other circumstances that may cause the Joint LifePay rider to terminate automatically are discussed below.
Active Status. Once the Joint LifePay rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code. In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay rider after the death of the other spouse. Once designated “inactive,” a spouse may not regain active status under the Joint LifePay rider. Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).
An owner may also request that one spouse be treated as inactive. In the case of joint-owned Contracts, both Contract Owners must agree to such a request. An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay rider. However, all charges for the Joint LifePay rider will continue to apply, even if one spouse becomes inactive, regardless of the reason. You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay rider prior to requesting any such changes.
A divorce will terminate the ability of an ex-spouse to continue the Contract. See “Divorce” below.
Lifetime Guaranteed Withdrawal Status. This status begins on the date the Joint LifePay rider is issued (the “effective date of the Joint LifePay rider”) and continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners, or the Annuitant, in the case of a custodial IRA), unless your active spouse beneficiary elects to continue the Contract.
As described below, certain features of the Joint LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

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How the Joint LifePay Rider Works. The Joint LifePay rider has two phases. The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached). The second phase is called the Withdrawal Phase. This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than investment advisory fees, as described below), or the annuity commencement date, whichever occurs first. During the accumulation phase of the Contract, the Joint LifePay rider may be in either the Growth Phase or the Withdrawal Phase. During the income phase of the Contract, the Joint LifePay rider may only be in the Withdrawal Phase. The Joint LifePay rider is initially in Lifetime Guaranteed Withdrawal Status. While in this status you may terminate the Joint LifePay rider by electing to enter the income phase and begin receiving annuity payments. However, if you have not elected to begin receiving annuity payments, and the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status because the Contract Value has been reduced to zero, the Joint LifePay rider and Contract terminate (other than those provisions regarding the payment of the Maximum Annual Withdrawal, as described below) and you can no longer elect to receive annuity payments.
Benefits paid under the Joint LifePay rider require the calculation of the Maximum Annual Withdrawal. The Joint LifePay Base (referred to as the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay rider on the Contract Date, the initial Joint LifePay Base is equal to the initial premium; or
•	If you purchased the Joint LifePay rider after the Contract Date, the initial Joint LifePay Base is equal to the Contract Value on the effective date of the Joint LifePay rider.
The initial Joint LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase (“eligible premiums”). The Joint LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current Joint LifePay Base, valued on each quarterly Contract anniversary after the effective date of the Joint LifePay rider during the Growth Phase. The Joint LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.
Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner. Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the Joint LifePay rider (see “Joint LifePay Reset Option,” below). We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.
Determination of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins. It equals the Maximum Annual Withdrawal percentage multiplied by the greater of the Contract Value and the Joint LifePay Base, as of the last day of the Growth Phase. The first withdrawal after the effective date of the Joint LifePay rider (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal. The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
55 to 64	4%
65 to 75	5%
76 to 80	6%
81+	7%
Once determined the Maximum Annual Withdrawal percentage never changes for the Contract. This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at the time, the lower the Maximum Annual Withdrawal percentage.
If the Joint LifePay rider is in the Growth Phase, and the annuity commencement date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin. In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses. If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse. Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount. However, if Withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Maximum Annual Withdrawal will be reduced on a proportional basis. This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction of the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.

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When a withdrawal is made, the total Withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal. To the extent that the withdrawal taken causes the total Withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess. For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any Market Value Adjustment or surrender charges will not be considered. However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal and will be included in the proportional adjustment to the Maximum Annual Withdrawal. See APPENDIX H, Illustrations 1 and 2 for examples of this concept.
Required Minimum Distributions. Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered Withdrawals for purposes of the Joint LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started. Any such withdrawal, which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess Withdrawals in that Contract Year, for purposes of the Joint LifePay rider subject to the following:
•
If the Contract Owner’s Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any Withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess Withdrawals and will reduce the Maximum Annual Withdrawal on a proportional basis, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year, and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal Amount necessary to satisfy the Required Minimum Distribution for that year (if any).

See APPENDIX H, Illustration 3.
Investment Advisory Fees. Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin. During the Growth Phase, such Withdrawals reduce the Joint LifePay Base proportionally, and during the Withdrawal Phase, these Withdrawals are treated as any other withdrawal.
Lifetime Automatic Periodic Benefit Status. If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal,” above.
If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make Withdrawals. Instead, under the Joint LifePay rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.
When the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including death benefits) other than as provided under the Joint LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.
During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal. The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay rider at the time this status begins. If both spouses are active under the Joint LifePay rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay rider and the Contract will terminate without further value. If only one spouse is active under the Joint LifePay rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay rider and the Contract will terminate without value.
If the Maximum Annual Withdrawal exceeds the net Withdrawals taken in the Contract Year when the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner. The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

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You may elect to receive systematic Withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly or annually. If, at the time the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic Withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal. Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly. If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.
Joint LifePay Reset Option. Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal percentage multiplied by the Contract Value would be greater than your current Maximum Annual Withdrawal. You must elect to reset by a request in a form satisfactory to us. On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the Reset Effective Date. The reset option is only available when the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status. We reserve the right to limit resets to the Contract anniversary.
After exercising the reset option, you must wait one year before electing to reset again. We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.
If the reset option is exercised, the charge for the Joint LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.50%. However, we guarantee that the Joint LifePay rider charge will not increase for resets exercised within the first five Contract Years. See APPENDIX H, Illustration 4.
Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay rider), we require that your Contract Value be allocated in accordance with certain limitations. In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Fund. We will require this allocation regardless of your investment instructions to the Contract, as described below.
While the Joint LifePay rider is in effect, there are limits on the funds to which your Contract Value may be allocated. Contract value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Fund. See “Fixed Allocation Fund Automatic Rebalancing” below.
Accepted Funds. The currently available Accepted Funds are listed in APPENDIX L. We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.
Fixed Allocation Funds. The currently available Fixed Allocation Funds are listed in APPENDIX L. We may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
Other Funds. All funds available under the Contract other than Accepted Funds or the Fixed Allocation Fund are considered Other Funds.
Fixed Allocation Fund Automatic Rebalancing. If the Contract Value in the Fixed Allocation Fund is less than 20% of the total Contract Value allocated to the Fixed Allocation Fund and Other Funds on any Joint LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Fund and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Fund. Accepted Funds are excluded from Fixed Allocation Fund Automatic Rebalancing. Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date. The Joint LifePay Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Fund or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Fund or Other Funds.
Fixed Allocation Fund Automatic Rebalancing is separate from any other automatic rebalancing under the Contract. However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Fund Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations. See “APPENDIX I – Examples of Fixed Allocation Fund Automatic Rebalancing.”

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In certain circumstances, Fixed Allocation Fund Automatic Rebalancing may result in a reallocation into the Fixed Allocation Fund even if you have not previously been invested in it. See “APPENDIX I – Examples of Fixed Allocation Fund Automatic Rebalancing, Example I.” By electing to purchase the Joint LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Fund. You should not purchase the Joint LifePay rider if you do not wish to have your Contract Value reallocated in this manner.
Divorce. Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits. In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case of a custodial IRA). Although spousal continuation may be available under the Tax Code for a subsequent spouse, the Joint LifePay rider cannot be continued by the new spouse. As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse. Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount. In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal. See “Determination of the Maximum Annual Withdrawal,” above. As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay rider.
In the event of a divorce during Lifetime Automatic Periodic Benefit Status, for nonqualified Contracts there will be no change to the amount of periodic payments made and payments will continue until both spouses are deceased. For qualified contracts, payments may continue, subject to the rules related to distributions on death.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Death of Owner. The death of the owner (or in the case of joint owners, the first owner, or for custodial IRAs, the Annuitant) during Lifetime Guaranteed Withdrawal Status may cause the termination of the Joint LifePay rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below.
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract, if allowed under the requirements of the Tax Code, and becomes the sole owner and Annuitant, the Joint LifePay rider will remain in effect pursuant to its original terms and Joint LifePay coverage and charges will continue. As of the date the Contract is continued, the Maximum Annual Withdrawal will be set to the greater of the existing Maximum Annual Withdrawal or the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the date the Contract is continued. Such a reset will not count as an exercise of the Joint LifePay Reset Option, and rider charges will not increase.

If the surviving spouse elects not to continue the Contract, Joint LifePay rider coverage and charges will cease upon the earlier of payment of the death benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay rider terminates and Joint LifePay coverage and charges cease upon proof of death.
Change of Owner or Annuitant. Other than as a result of spousal continuation, you may not change the Annuitant. The Joint LifePay rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.
Surrender Charges. If you elect the Joint LifePay rider, your Withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount. However, once your Contract Value is zero, the periodic payments under the Joint LifePay rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.
Federal Tax Considerations. For more information about the tax treatment of amounts paid to you under the Joint LifePay rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits”.

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WITHDRAWALS
Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner. If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of Withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (1) your cumulative earnings (which is your Contract Value less premium payments received and prior Withdrawals); and (2) 10% of premium payments not previously withdrawn received within eight years prior to the date of the withdrawal.
You need to submit to us a request specifying the Fixed Interest Allocations or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested. If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the Guaranteed Interest Periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser. We will determine the Contract Value as of the close of business on the day we receive your withdrawal request at Customer Service. The Contract Value may be more or less than the premium payments made.
If any limitation on allocations to the Restricted Funds has been exceeded, subsequent Withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal. So in this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all variable Subaccounts.
Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any Withdrawals you take while the optional benefit rider is in effect. Withdrawals may be subject to taxation and tax penalties. Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1∕2 may result in a 10% penalty tax. See “FEDERAL TAX CONSIDERATIONS” for more details.
We offer the following three withdrawal options:
Regular Withdrawals
After the Free Look Period, you may make Regular Withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Allocation more than 30 days before its maturity date. See APPENDIX C and the Fixed Account II prospectus for more information on the application of Market Value Adjustment.
Systematic Withdrawals
You may choose to receive automatic systematic withdrawal payments: (1) from the Contract Value in the Subaccounts in which you are invested; or (2) from the interest earned in your Fixed Interest Allocations. You may not elect the systematic withdrawal option if you are taking IRA Withdrawals. Systematic Withdrawals may be taken monthly, quarterly or annually. If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic Withdrawals from the Subaccounts in which you are invested, the systematic Withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested. If you do not have Contract Value allocated to a Restricted Fund and choose systematic Withdrawals on a non-proportional basis, we will monitor the Withdrawals annually. If you subsequently allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic Withdrawals proportionally from all Subaccounts in which Contract Value is invested. There is no additional charge for this feature.
You decide the date on which you would like your systematic Withdrawals to start. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your systematic Withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

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Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be: (1) a fixed dollar amount; or (2) an amount based on a percentage of the premiums not previously withdrawn from the Subaccounts in which you are invested. Both forms of systematic Withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums Not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%
A fixed dollar systematic withdrawal of less than $100 on any withdrawal date will terminate your systematic withdrawal. Your fixed dollar systematic Withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic Withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed dollar systematic withdrawal program.
If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the Subaccounts in which you are invested, and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.
We limit systematic Withdrawals from Fixed Interest Allocations to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic Withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic Withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.
You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic Withdrawals, we will not adjust future Withdrawals under the systematic withdrawal program unless you specifically request that we do so. The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your Withdrawals in any Contract Year during which you have previously taken a regular withdrawal.
Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary’s lifetime (“stretch”). Stretch payments will be subject to the same limitations as systematic Withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic Withdrawals. Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).
Fixed Dollar Systematic Withdrawal Feature
You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments. Systematic Withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) and 72(t) distributions. You choose the amount of the fixed systematic Withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.
Fixed dollar systematic Withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum percentage described above. Such Withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

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IRA Withdrawals
If you have a non-Roth IRA Contract and will be at least age 72 (age 70½ if born before July 1, 1949) during the current calendar year, you may elect to have distributions made to you to satisfy the minimum distribution requirements imposed by federal tax law. IRA Withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA Withdrawals at that time, or at a later date. You may not elect IRA Withdrawals and participate in systematic Withdrawals at the same time. If you do not elect to take IRA Withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic Withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.
You choose the frequency of your IRA Withdrawals (monthly, quarterly or annually) and the start date. This date must be at least 30 days after the Contract Date and no later than the 28th day of the month. Subject to these rules, if you have not indicated the date, your IRA withdrawal will occur on the next business day after your Contract Date for your desired frequency.
You may request us to calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100.
You may change the payment frequency of your IRA Withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.
An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic Withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charge.
On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provisions, the CARES Act suspends the minimum distribution requirements (RMDs) applicable to IRAs for the year 2020.  See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENTS (EXCESSIVE TRADING POLICY)
Between the end of the Free Look Period and the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Allocations. We currently do not charge you for transfers made during a Contract Year, but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other funds may negatively impact your death benefit or rider benefits.
If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.
Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base. See “LIVING BENEFIT RIDERS.”
The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a subaccount or a Fixed Interest Allocation. To make a transfer, you must notify Customer Service and all other administrative requirements must be met. We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service. If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

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Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.
Limits on Frequent or Disruptive Transfers
The Contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all Contract Owners.
This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.
Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.
Excessive Trading Policy. We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.
We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.
We currently define Excessive Trading as:
•
More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same fund within a twelve month period.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new premium payments, Withdrawals and loans);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us or a fund.
If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

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If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those which involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.
Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.
We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.
Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.
We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of Contract Owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying fund.
Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.
Limits Imposed by Underlying Funds. Each underlying fund available through the variable insurance and retirement products offered by us, either by prospectus or stated Contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.
Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the Contract. Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding Contract Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.
As a result of this information sharing, a fund company may direct us to restrict a Contract Owner’s transactions if the fund determines that the Contract Owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or Contract Value to the fund or all funds within the fund family.

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Dollar Cost Averaging
You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Allocation, subject to availability, starting 30 days after the Contract Date. These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to the Subaccounts you specify. There is no additional charge for dollar cost averaging. Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic Withdrawals.
We also may offer dollar cost averaging Fixed Interest Allocations for durations of six months and one year, subject to availability, exclusively for use with the dollar cost averaging program.
The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other Subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Dollar cost averaging requires a minimum monthly transfer amount of $100. We will transfer all your money allocated to that source account into the subaccount(s) you specify in equal payments over the relevant duration. The last payment will include earnings accrued over duration. If you make an additional premium payment into a Fixed Interest Allocation subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.
Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment. However, if you terminate the dollar cost averaging program for a dollar cost averaging Fixed Interest Allocation and there is money remaining in the dollar cost averaging Fixed Interest Allocation, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio. Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Allocation.
If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested proportionally, subject to any fund purchase restrictions. The transfer date is the same day each month as your Contract Date. If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.
Transfers under the dollar cost averaging program must be in compliance with the investment restrictions for the living benefit riders. If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation fund automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.
You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described above in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional Subaccounts or Fixed Interest Allocations as part of or withdraw any subaccount or Fixed Interest Allocation from the dollar cost averaging program, stop offering dollar cost averaging Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Such change will not affect any dollar cost averaging programs in operation at the time.

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Automatic Rebalancing
If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the Free Look Period. Automatic rebalancing is subject to any fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers. There is no additional charge for this feature.
You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above, in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.
We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the Subaccounts to maintain the investment blend of your selected Subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to Fixed Account II. The program may be used in conjunction with the systematic withdrawal option only if Withdrawals are taken proportionally.
To participate in automatic rebalancing, send satisfactory notice to Customer Service. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis. Additional premium payments and partial Withdrawals made proportionally will not cause the automatic rebalancing program to terminate.
The Company may change or discontinue the automatic rebalancing program at any time.

DEATH BENEFIT CHOICES
Death Benefit During the Accumulation Phase
During the accumulation phase, a death benefit (and Earnings Multiplier Benefit, if elected) is payable when either the Contract Owner, or the first of joint owners or the Annuitant (when a Contract Owner is not an individual) dies before the Annuity Start Date. Assuming you are the Contract Owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. We calculate the death benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”). If your beneficiary wants to receive the death benefit on a date later than this, it may affect the amount of the benefit payable in the future. If there is a beneficiary who is not the spouse of the Contract Owner, the value of the death benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment. If the spouse is the sole beneficiary of the Contract Owner, the value of the death benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment. Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “Systematic Withdrawals,” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner. If so, such rights or options will not be available to the beneficiary.
If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally distribute death benefit proceeds within seven days after Customer Service has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs). Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.
You may choose one of the following Death Benefits: (1) the Standard Death Benefit; (2) the Quarterly Ratchet Enhanced Death Benefit; or (3) the Max 7 Enhanced Death Benefit. The Quarterly Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the Contract Owner or the Annuitant (if the Contract Owner is not an individual) is not more than 79 years old at the time of purchase. The Enhanced Death Benefits are available only at the time you purchase your Contract. The Enhanced Death Benefits are not available where a Contract is owned by joint owners. Not all death benefits are available in every state. If you do not choose a death benefit, your death benefit will be the Standard Death Benefit.

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Once you choose a death benefit, you cannot change it. We may stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The LifePay and Joint LifePay riders may also affect the death benefit.
The death benefit may be subject to certain mandatory distribution rules required by federal tax law.
In all cases described below, the amount of the death benefit could be reduced by premium taxes owed and Withdrawals not previously deducted.
Base Death Benefit. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.
Standard Death Benefit. The Standard Death Benefit equals the greater of:
•	The Base Death Benefit; and
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.
Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.
The Standard MGDB allocated to Covered Funds equals premium payments allocated to Covered Funds less proportional adjustments for any Withdrawals and transfers.
The Standard MGDB allocated to Excluded Funds equals premium payments allocated to Excluded Funds less proportional adjustments for any Withdrawals and transfers. This calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the Standard MGDB proportionally. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Transfers among Fund categories do not reduce the overall Standard MGDB.
•
Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds proportionally. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

•
Net transfers from Excluded Funds to Covered Funds will reduce the Standard MGDB in Excluded Funds proportionally. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the decrease in the Standard MGDB in Excluded Funds.

Enhanced Death Benefit Options. The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit. The Enhanced Death Benefit options enable you to lock in positive investment performance. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected. The criteria to lock are different. The Quarterly Ratchet Enhanced Death Benefit locks quarterly. The Max 7 Enhanced Death Benefit also locks quarterly, but it also has an element that locks annually at a specified interest rate. Your death benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements. Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate, besides the additional charge. The Enhanced Death Benefit options are explained further below.
Allocation restrictions apply for purposes of determining death benefits. Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit. We may, with 30 days’ notice to you, designate any fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund.
For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.
The Quarterly Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Quarterly Ratchet Minimum Guaranteed Death Benefit (“Quarterly Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds.

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Covered Funds are all investment options not designated as Excluded Funds. No investment options are currently designated as Excluded Funds for purposes of the Quarterly Ratchet MGDB.
The Quarterly Ratchet MGDB allocated to Covered Funds on the Contract Date equals the premium allocated to Covered Funds. On each quarterly anniversary (three months from the Contract Date and each three month anniversary of that date) that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in Covered Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, partial Withdrawals attributable to Covered Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly anniversary, adjusted for new premiums, partial Withdrawals attributable to Covered Funds, and transfers.
The Quarterly Ratchet MGDB allocated to Excluded Funds on the Contract Date equals the premium allocated to Excluded Funds. The calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On each quarterly anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly anniversary (after deductions occurring on that date), adjusted for new premiums, partial Withdrawals attributable to Excluded Funds, and transfers.

Other than on quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly anniversary, adjusted for new premiums, partial Withdrawals attributable to Excluded Funds, and transfers.
Withdrawals reduce the Quarterly Ratchet MGDB proportionally. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Net transfers from Covered Funds to Excluded Funds will reduce the Quarterly Ratchet MGDB in Covered Funds proportionally. The increase in the Quarterly Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Quarterly Ratchet MGDB in Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the Quarterly Ratchet MGDB in Excluded Funds proportionally. The increase in the Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Quarterly Ratchet MGDB in Excluded Funds.
The Max 7 Enhanced Death Benefit equals the greater of the Quarterly Ratchet Enhanced Death Benefit and the 7% Solution Death Benefit Element. Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.
The 7% Solution Death Benefit Element is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	➢	2.5 times all premium payments, adjusted for Withdrawals (the “cap”); and
	➢	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.
For Contracts issued prior to August 21, 2006, the cap is 3 times all premium payments, adjusted for Withdrawals.
For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:
•	Voya Government Liquid Assets Portfolio;
•	ProFunds VP Rising Rates Opportunity Portfolio;
•	Fixed Account;
•	Fixed Interest Division; and
•	TSA Special Fixed Account.
For Contracts issued prior to August 21, 2006, the Voya Intermediate Bond Portfolio was designated as a Special Fund. As of July 11, 2014, the Voya Intermediate Bond Portfolio has been redesignated as a Covered Fund for all current and future investments.
Covered Funds are all investment options not designated as Special Funds or Excluded Funds. No investment options are currently designated as Excluded Funds.

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The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for Withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.
The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for Withdrawals and transfers. There is no accumulation of 7% MGDB allocated to Special Funds.
The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.
Withdrawals reduce the 7% MGDB proportionally. The percentage reduction in the 7% MGDB for each fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in Contract Value in that fund category resulting from the withdrawal. The percentage reduction in the cap equals the percentage reduction in total Contract Value resulting from the withdrawal. The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.
Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category. Net transfers from among the funds will reduce the 7% MGDB in the Funds on a proportionally. The increase in the 7% MGDB allocated to the fund category to which the transfer is being made will equal the decrease in the fund category from which the transfer is made.
In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and Withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Earnings Multiplier Benefit Rider. The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issue ages 75 or under. You may add it at issue of the Contract or, if not yet available in your state, on the next Contract anniversary following introduction of the rider in your state. The date on which the rider is added is referred to as the “rider effective date.”
If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for Withdrawals (“Maximum Base”). Currently, if added at issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) the Maximum Base; and (2) the Contract Value on the Claim Date minus premiums adjusted for Withdrawals. If added after issue, the Earnings Multiplier Benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: (1) 150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent Withdrawals; and (2) the Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums adjusted for subsequent Withdrawals. The adjustment to the benefit for Withdrawals is proportional, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.
There is an extra charge for the Earnings Multiplier Benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.
The rider is available for both nonqualified and qualified Contracts. Please see the discussions of possible tax consequences in “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits,” in this prospectus.
Death Benefit During the Income Phase
Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or the Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

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Continuation After Death - Spouse
If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the beneficiary, if allowed under the requirements under the Tax Code and such surviving spouse elects to continue the Contract as his or her own, the following will apply:
•
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value. We will allocate such addition to the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor. Such addition to Contract Value will not affect the guaranteed death benefit or any living benefit rider values. Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The death benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes;
•
If you elect the Quarterly Ratchet Death Benefit or the Max 7 Enhanced Death Benefit and the new or surviving owner is attained 89 or less, ratchets will continue, (or resume if deceased owner had already reached age 90) until the new or surviving owner reaches age 90. If you elected the Max 7 Enhanced Death Benefit, the new or surviving owner is attained age 79 or less, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the cap or the attained age of 80 is reached;

•
At subsequent surrender, we will waive any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner. Any premiums paid later will be subject to any applicable surrender charge;

•
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the benefit to the a Government Liquid Assets Portfolio, or its successor; and

•
The Earnings Multiplier Benefit rider will continue if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original Rider Date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Continuation After Death - Not a Spouse
If the beneficiary or surviving joint owner is not the spouse of the owner, the Contract may defer payment of the death benefit subject to Tax Code section 72(s) or 401(a)(9), as applicable. See next section, “Required Distributions Upon Contract Owner’s Death.”
If the guaranteed death benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value. Such addition will be allocated to the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless we are directed otherwise. If there is no Contract Value in any subaccount, the addition will be allocated to the Voya Government Liquid Assets Portfolio, or its successor.
The death benefit will then terminate. At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived. No additional premium payments may be made.
If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the variable Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor. The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.
Required Distributions Upon Contract Owner’s Death
Nonqualified Contracts. We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.
If any Contract Owner of a nonqualified Contract dies before the Annuity Start Date, we will distribute the death benefit payable to the beneficiary as follows: (1) the death benefit must be completely distributed within five years of the Contract Owner’s date of death; or (2) the beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the death benefit in the form of an annuity from us, provided that: (a) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (b) such distributions begin no later than one year after the Contract Owner’s date of death.

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Notwithstanding (1) and (2) above, if the sole Contract Owner’s beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death. Upon receipt of such election from the spouse at Customer Service: (a) all rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease; (b) the spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and (c) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract. We deem the spouse to have made this election if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph.
If the owner’s beneficiary is not a spouse, the distribution provisions described in subparagraphs (1) and (2) above, will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.
Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary (“stretch”). “Stretch” payments will be subject to the same limitations as systematic Withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic Withdrawals.
If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the death benefit to the owner’s beneficiary in a cash payment within five years from the date of death. We will determine the death benefit as of the date we receive proof of death. Such cash payment will be in full settlement of all our liability under the Contract.
If a Contract Owner dies after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.
If the Contract has joint owners, we will consider the date of death of the first joint owner as the death of the Contract Owner, and the surviving joint owner will become the beneficiary of the Contract. If any Contract Owner is not an individual, the death of an Annuitant shall be treated as the death of a Contract Owner.
Qualified Contracts.  We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code. While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.  See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

THE ANNUITY OPTIONS
Annuitization of Your Contract
If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an income plan. Four fixed payment annuity options are currently available. We will make these payments under the annuity option you choose. You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date. Living benefit riders automatically terminate when the income phase of your Contract begins. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met. The Maximum Annual Withdrawal may be available with the LifePay or Joint LifePay riders. Except as provided under certain riders, there is no death benefit after the Annuity Start Date.
Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the Required Minimum Distribution rules. See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”
You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the Annuity Start Date. If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option. In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

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The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.
For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the funds and interest credited to the Fixed Interest Allocations.
Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Payments under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option. We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment) by the applicable payment factor provided under the Contract and dividing by 1,000. The applicable payment factor will depend on: (1) the annuity option; (2) payment date; (3) the frequency of payments you choose; and (4) the age of the Annuitant or beneficiary (and gender, where appropriate under applicable law). As a general rule, more frequent income payments will result in smaller individual income phase payments. Likewise, income phase payments that are anticipated over a longer period of time will also result in smaller individual income phase payments. Surrender charges might apply depending on the annuity options. Because our current annuity options provide only for fixed payments, subsequent payments will not differ from the amount of your first annuity payment.
Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not a natural person, such as a corporation; or
•	Any income payment would be less than the minimum annuity income payment allowed.
Selecting the Annuity Start Date
You select the Annuity Start Date, which is the date on which the annuity payments commence. Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 90th birthday. Subject to the required minimum distribution rules under the Tax Code, if, on the Annuity Start Date, a surrender charge remains, the elected annuity option must include a period certain of at least five years.
If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.
If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. For more information, see “FEDERAL TAX CONSIDERATIONS” and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach age 70½ or, in some cases, retire. Distributions may be made through annuitization or Withdrawals. You should consult a tax and/or legal adviser for tax advice when selecting an Annuity Start Date.
Frequency of Annuity Payments
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.
Beneficiary Rights
A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner. If so, such options will not be available to the beneficiary. In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.
The Annuity Options
The Contract has four annuity options. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed payments are currently available. For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account. If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by government regulations. The MGIB annuity options available under the MGIB rider are different from the four options listed below. For additional information, please see “LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

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Option 1. Income for a Fixed Period. Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the Cash Surrender Value or Contract Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Contract Owner reaches age 59½.
Option 2. Income for Life with a Period Certain. Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the income for at least a period certain, such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount of your Contract. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date. Amounts for ages not shown in the Contract are available if you ask for them.
Option 3. Joint Life Income. This option is available when there are two persons named to determine annuity payments. At least one of the persons named must be either the Contract Owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.
Option 4. Annuity Plan. Under this option, your Contract Value can be applied to any other annuitization plan that we choose to offer on the Annuity Start Date. Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.
Payment When Named Person Dies
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law. The amounts we will pay are determined as follows:
•
For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2;

•	For Option 3, no amounts are payable after both named persons have died; and
•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

OTHER CONTRACT PROVISIONS
Reports to Contract Owners
We confirm purchase, transfer and withdrawal transactions usually within five business days of processing. We may also send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the Contract Value, Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value. You have 30 days to notify Customer Service of any errors or discrepancies. We will notify you when any shareholder reports of the funds in which Separate Account B invests are available. We will also send any other reports, notices or documents we are required by law to furnish to you.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances: (1) on any business day when the NYSE is closed (except customary weekend and holiday closings); (2) when an emergency exists as determined by the SEC; or (3) during any other periods the SEC may, by order, permit for the protection of investors.
The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.
Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

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In Case of Errors in Your Application
If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.
Assigning the Contract as Collateral
You may assign a nonqualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You should consult a tax and/or legal adviser for tax advice. You must give us satisfactory written notice at Customer Service in order to make or release an assignment. We are not responsible for the validity of any assignment.
Contract Changes – Applicable Tax Law
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations. We will give you advance notice of such changes.
Free Look
You may cancel your Contract within your ten day Free Look Period. We deem the Free Look Period to expire 15 days after we mail the Contract to you. Some states may require a longer Free Look Period. To cancel, you need to send your Contract to Customer Service or to the agent from whom you purchased it. We will refund the greater of the Contract Value (which may be more or less than the premium payments you paid) or, if required by your state, the original amount of your premium payment.
In no event does the Company retain any investment gain associated with a Contract that is free looked. For purposes of the refund during the Free Look Period: (1) we adjust your Contract Value for any Market Value Adjustment (if you have invested in the Fixed Account); and (2) then we include a refund of any charges deducted from your Contract Value. Because of the market risks associated with investing in the funds and the potential positive or negative effect of the Market Value Adjustment, the Contract Value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the Contract Value) in which case you will not be subject to investment risk during the Free Look Period. In these states, your premiums designated for investment in the Subaccounts will be allocated during the Free Look Period to a subaccount specially designated by the Company for this purpose (currently, the Voya Government Liquid Assets Portfolio). We may, in our discretion, require that premiums designated for investment in the Subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the Free Look Period. Your free look rights depend on the laws of the state in which you purchase the Contract. Your Contract is void as of the day we receive your Contract and cancellation request in good order. We determine your Contract Value at the close of business on the day we void your Contract. If you keep your Contract after the Free Look Period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the Accumulation Unit Value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.
Special Arrangements
We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.
Selling the Contract
Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts. Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Directed Services LLC does not retain any commissions or compensation paid to it by VIAC for Contract sales. Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”). Selling firms are also registered with the SEC and are FINRA member firms.

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Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts. Registered representatives of the selling firms who solicit sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.
Directed Services LLC pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Directed Services LLC has entered into a selling agreement with Wells Fargo Securities, Inc. (“Wells Fargo”) to sell the Contracts through registered representatives of Wells Fargo and its affiliated broker dealers. Wells Fargo may receive commissions of up to 9.0% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 9.0% of total premium payments.
Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria. These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.
In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their efforts in selling the Contracts to you and other customers. These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.
We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.
Directed Services LLC may also compensate wholesalers/distributors, and their sales management personnel, for past Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”
We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.
This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts. It is important for you to know that the payment of volume-or sales-based compensation to a selling firm or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another company, and may also provide a financial incentive to promote one of our contracts over another.

OTHER INFORMATION
Order Processing
In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

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Voting Rights
We will vote the shares of a fund owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a fund in our own right, we may decide to do so.
We determine the number of shares that you have in a subaccount by dividing the Contract’s Contract Value in that subaccount by the net asset value of one share of the fund in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a fund shareholder meeting. We will ask you for voting instructions by mail at least ten days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.
State Regulation
We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.
Legal Proceedings
We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’s (“DSL”) ability to distribute the Contract or upon the separate account.
•
Litigation. Notwithstanding the foregoing the Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

•
Regulatory Matters. As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company and DSL to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s or DSL’s results of operations or cash flows in a particular quarterly or annual period.

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FEDERAL TAX CONSIDERATIONS
Introduction
The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect Contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.
You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.  When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified
The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).
Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to Contracts funding qualified plans. You may not deduct the amount of your premium payments to a nonqualified Contract. Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.
Qualified Contracts. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code. Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f). Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.
Temporary Rules under CARES Act. On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain tax rules applicable to IRAs and qualified plans.  These changes are discussed below under Taxation of Qualified Contracts. The CARES Act does not change the tax rules applicable to nonqualified contracts.

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Taxation of Nonqualified Contracts
Taxation of Gains Prior to Distribution or Annuity Starting Date
General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the Contract Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
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Diversification. Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

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Investor Control. Although earnings under nonqualified annuity Contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable Contract Owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

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Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

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Non-Natural Owners of a Nonqualified Contract. If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract Value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable Withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in or death of the Annuitant is treated as the death of the Contract Owner for purposes of the required distribution rules described above; and

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Delayed Annuity Starting Date. If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions
General. When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any surrender charge) immediately before the distribution over the Contract Owner’s investment in the Contract at that time. A Market Value Adjustment, if applicable, could increase the Contract Value. Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.
In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract.

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10% Penalty Tax. A distribution from a nonqualified Contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
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Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.
The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.
Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.
If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.
In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial Withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.
Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.
Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.
Death Benefits. Subject to the Tax Code section 72(s) or 401(a)(9), as applicable, amounts may be distributed from a Contract because of your death or the death of the Annuitant. Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.
If your death occurs after you are required to begin receiving annuity payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.
If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2024. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

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If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies or is changed, the same rules apply as outlined above for the death of the Contract Owner.
Generally, amounts distributed from a Contract because of your death or the death of the Annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.
Special rules apply to amounts distributed after a beneficiary has elected to maintain the Contract Value and receive payments.
If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the Annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a death benefit that may exceed the greater of the premium payments and the Contract Value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.
Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the Contract Value of a nonqualified Contract is treated as a distribution of such amount or portion. If the entire Contract Value is pledged or collaterally assigned, subsequent increases in the Contract Value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).
If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “Cash Surrender Value” and the investment in the Contract at the time of the transfer. In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.
The designation of an Annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.
Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.
Multiple Contracts. Tax laws require that all nonqualified deferred annuity Contracts that are issued by a company or its affiliates to the same Contract Owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.
Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified Contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.
Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

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Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.
If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation prior to processing any requested transaction.
If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Taxation of Qualified Contracts
Temporary Rules under the CARES Act
As noted above, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of plan or IRA with which the contract is used, (2) whether a plan sponsor implements a particular type of relief, (3) your specific circumstances, and (4) future guidance issued by the Internal Revenue Service and the Department of Labor.  You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving your IRA or other qualified contract.
Required Minimum Distributions.  The CARES Act waives the requirement to take minimum distributions from IRAs and defined contribution plans in 2020.  The waiver applies to any minimum distribution due from such arrangements in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.
This relief applies both to lifetime and post-death minimum distributions due in 2020.  In that regard, the CARES Act also provides that if the post-death 5-year rule described below under “Required Distributions upon Death” applies, the 5-year period is determined without regard to calendar year 2020.  It is unclear whether this special exception extends to the 10-year period also described below under that same heading.
Distributions.  The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (also defined below).  The relief:
•	Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
•	Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
•	Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;
•
Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless they elect out; and

•
Permits recontribution of the distribution to an eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from, and any recontribution must be made to, an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements.  The relief is limited to aggregate distributions of $100,000.  The relief applies to such distributions made at any time during the 2020 calendar year.
Plan Loans.  The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below):
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For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance.

•	The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

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Individuals Eligible for Withdrawal and Loan Relief.  Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act.  A “qualified individual” is an individual in one of the following categories:
•	The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention;
•	The individual’s spouse or dependent is diagnosed with such virus or disease; or
•
The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above
Eligible Retirement Plans and Programs
The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans. Sections 401(a), 401(k), and 403(a) of the Tax code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

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Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRA qualification requirements; and

•
457 Plans. Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers). A 457 plan may be either a 457(b) plan or a 457(f) plan. Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations). Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account. There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of qualified plans. Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.
Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12 month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

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Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.
You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.
A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made. Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as Roth IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s death benefit provisions comply with IRS qualification requirements.
Taxation
The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e., annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.
Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.
Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs. Contract owners, sponsoring employers, participants, Annuitants and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.
Contract owners, sponsoring employers, participants, Annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.
Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.
Contributions
In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

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401(a), 401(k), 403(a) and 403(b) Plans. The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $57,000 (2020). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.
This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $19,500 (2020). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.
Contributions and premium payments to your account(s) will generally be excluded from your gross income.
Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$6,500 (2020); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.
Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2020, the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.
You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2020, the contribution to a Roth IRA cannot exceed the lesser of $6,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.
Distributions – General
Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including Withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.
Section 401(a), 401(k), 403(a) and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.
A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.
Traditional IRAs. All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.
10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a Contract used with a 401(a), 401(k), 403(a) or 403(b) plan (collectively, qualified plans). The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

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Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the join lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.
Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).
The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.
Roth IRAs. A qualified distribution from a Roth IRA is not includible in gross income. A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	➢	Made on or after the date on which the owner attains age 59 ½;
	➢	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	➢	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	➢	A qualified first time homebuyer distribution (within the meaning of the Tax Code).
If a payment or a distribution from a Roth account is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above. Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account.
Distributions — Eligibility
Distributions generally may occur only upon the occurrence of certain events. The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution from the plan. The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

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401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½ ; or
•	Termination of the plan.
Such distributions remain subject to other applicable restrictions under the Tax Code.
401(k) Plans. Subject to the term of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
403(b) Plans. Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings on such contributions restricted under Tax Code Section 403(b)(11) generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of the child;
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.
Such distributions remain subject to other applicable restrictions under the Tax Code.
Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.
If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).
Before we process a withdrawal request to confirm with your 403(b) plan sponsor or otherwise, that the Withdrawals you request from a 403(b) contract comply with applicable tax requirements.
Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs)
To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

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Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (age 70½ if born before July 1, 1949); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.
Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.
50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.
Roth IRAs. Required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.
Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)
Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.  The death benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.  The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.
Prior Law.  Under prior law, if an employee under an employer sponsored plan or the owner of an IRA dies prior to the required beginning date, the remaining interest must be distributed (1) within 5 years after the death (the “5-year rule”), or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”).  If the employee or IRA owner dies on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).
The New Law.  Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies.  A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity).  However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the new 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules.  In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).  In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

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If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule).  However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases.  You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.
More generally, the new law applies if you die after 2019, subject to several exceptions.  In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In addition, the new post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020.  However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated beneficiary’s death.  Hence, this 10-year rule generally will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the employee or IRA owner was alive could continue to be made under that method after the death of the employee or IRA owner.  Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.
Certain transition rules may apply.  Please consult your tax adviser.
Spousal continuation.  Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects.  The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.  In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.  You should consult a professional tax adviser for tax advice as to your particular situation
Withholding
In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract. In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.
401(a), 401(k), 403(a) and 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.
Assignment and Other Transfers
401(a), 401(k), 403(a) and 403(b) Plans. Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan; or
•	The enforcement of a federal income tax lien or levy.
IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

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Tax Consequences of Living Benefits and Enhanced Death Benefits
Living Benefits. Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.
Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the Contract Value that applies. Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes. Please consult your tax and/or legal adviser about the tax consequences of living benefits.
Payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes. A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start. Any Withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal. This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments. Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.
For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the death benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg. section 1.401(a)(9)-6 as the death benefit under these riders could be viewed as providing an increasing benefit.  Please consult your legal and/or tax adviser about the tax consequences of living benefits death benefits.
Enhanced Death Benefits. The Contract offers a death benefit that may exceed the greater of premium payments and the Contract Value. It is possible that the IRS could characterize such a death benefit as other than an incidental death benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available death benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract. Please consult your legal and/or tax adviser about the tax consequences of enhanced death benefits.
Same-Sex Marriages
If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. Please consult your tax and/or legal adviser for further information about this subject. Please consult your tax and/or legal adviser for further information about this subject.

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Possible Changes in Taxation
Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). In this regard, on March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”).  Among other provision, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans.  See “Taxation of Qualified Contracts” for more details.  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.
Taxation of the Company
We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.
We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.
In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your Contract Value invested in the Subaccounts.

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APPENDIX A

CONDENSED FINANCIAL INFORMATION
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables show the Condensed Financial Information (accumulation unit values and number of units outstanding for the indicated periods) for each subaccount of Separate Account B under the Contract with the lowest and highest combination of asset-based charges. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information. Complete information is available in the SAI. Contact Customer Service to obtain your copy of the SAI free of charge.

Separate Account Annual Charges of 1.40%
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70	$16.94
Value at end of period	$15.26	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70
Number of accumulation units outstanding at end of period	2,423,415	3,183,266	2,974,048	4,119,413	4,627,796	5,330,177	6,262,749	6,109,676	7,655,564	7,999,039
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93	$12.36
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653	1,082,965

A-1

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553

A-2

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85	$9.49
Value at end of period	$16.66	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85
Number of accumulation units outstanding at end of period	505,619	608,093	689,431	850,881	1,017,120	1,199,879	1,384,244	1,576,114	1,763,062	1,961,059
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25	$53.29
Value at end of period	$132.71	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25
Number of accumulation units outstanding at end of period	104,906	123,213	140,103	203,191	252,122	319,442	412,408	481,849	575,703	675,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
A-3

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36	$26.47
Value at end of period	$61.07	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36
Number of accumulation units outstanding at end of period	516,460	615,558	703,489	837,388	956,646	1,110,697	1,334,073	1,464,057	1,747,429	2,059,675
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52	$20.67
Value at end of period	$29.83	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52
Number of accumulation units outstanding at end of period	1,221,421	1,451,508	1,680,669	2,136,235	2,491,137	2,828,949	3,257,286	3,572,154	3,601,771	3,721,910
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92	$12.74
Value at end of period	$37.84	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92
Number of accumulation units outstanding at end of period	0	798,587	869,153	1,234,769	1,470,952	1,635,806	1,942,461	1,734,757	1,899,433	2,114,063
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80	$46.07
Value at end of period	$120.48	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80
Number of accumulation units outstanding at end of period	2,622,928	3,009,879	3,519,909	4,380,841	4,905,548	5,469,024	6,127,711	6,556,997	7,077,206	7,593,076
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97	$27.32
Value at end of period	$65.09	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97
Number of accumulation units outstanding at end of period	0	815,375	958,143	1,314,400	1,493,918	1,766,295	2,183,982	2,465,852	2,820,631	3,008,352
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392

A-4

Condensed Financial Information (continued)
Separate Account Annual Charges of 1.95%
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76	$15.05
Value at end of period	$12.82	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76
Number of accumulation units outstanding at end of period	1,551,939	1,531,742	1,961,634	2,477,085	2,506,704	2,588,669	2,922,458	3,294,219	4,195,103	3,726,691
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176

A-5

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291

A-6

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57	$9.29
Value at end of period	$15.43	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57
Number of accumulation units outstanding at end of period	335,289	384,455	422,162	521,289	608,935	690,682	784,722	867,714	962,296	1,076,870
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41	$47.34
Value at end of period	$111.50	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41
Number of accumulation units outstanding at end of period	53,845	63,981	69,784	93,636	118,146	136,468	175,758	216,917	238,603	276,898
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836

A-7

Condensed Financial Information (continued)
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63	$24.14
Value at end of period	$52.67	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63
Number of accumulation units outstanding at end of period	224,312	265,329	283,597	362,462	366,535	409,287	445,657	448,249	490,438	539,995
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82	$19.34
Value at end of period	$26.40	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82
Number of accumulation units outstanding at end of period	1,118,195	1,251,408	1,385,405	1,527,529	1,672,345	1,904,955	1,897,428	2,024,486	2,027,389	2,059,178
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17	$12.21
Value at end of period	$34.28	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17
Number of accumulation units outstanding at end of period	0	700,599	586,069	751,720	826,459	862,533	1,038,536	943,783	913,590	808,465
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76	$40.93
Value at end of period	$101.23	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76
Number of accumulation units outstanding at end of period	1,639,709	1,821,182	2,022,180	2,448,998	2,587,016	2,779,401	2,968,270	3,000,745	3,106,109	3,316,794
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36	$24.27
Value at end of period	$54.69	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36
Number of accumulation units outstanding at end of period	0	558,477	602,346	701,040	719,617	790,309	882,232	911,304	947,023	928,683
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

A-8

APPENDIX B
The Funds
The following funds are closed to new premiums and transfers. Contract owners who have value in any of the funds listed below may leave their Contract Value in these investments.

Closed Funds
Columbia Variable Portfolio – Small Cap Value Fund (Class 2)	Voya Large Cap Growth Portfolio (Class S)
ProFund VP Bull	Voya MidCap Opportunities Portfolio (Class S)
ProFund VP Europe 30	Voya SmallCap Opportunities Portfolio (Class S)
ProFund VP Rising Rates Opportunity	Wells Fargo VT Index Asset Allocation Fund (Class 2)
Voya Growth and Income Portfolio (Class S)	Wells Fargo VT Omega Growth Fund (Class 2)
Voya International Index Portfolio (Class S)	Wells Fargo VT Small Cap Growth Fund (Class 2)

Open Funds
During the accumulation phase, you may allocate your premium payments and Contract Value to any of the open funds available under this Contract, plus any Fixed Interest Allocation that is available. The funds that are currently open and available for allocation are listed below in this appendix. You bear the entire investment risk for amounts you allocate to any fund, and you may lose your principal.
The investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the funds’ prospectuses for this and additional information.
Shares of the funds will rise and fall in value and you could lose money by investing in them. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Fund prospectuses may be obtained free of charge, from Customer Service at the address and telephone number listed in the prospectus, by accessing the SEC’s website or by contacting the SEC Public Reference Room. If you received a summary prospectus for any of the funds available through your Contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.
Certain funds offered under the Contract have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.
Certain funds are designated as “fund of funds.” Funds offered in a fund of funds structure may have higher fees and expenses than a fund that invests directly in debt and equity securities.
Certain funds employ a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce a fund’s overall volatility and downside risk and, thereby, help us manage the risks associated with providing certain guarantees under the Contract.
Consult with your investment professional to determine if the funds may be suited to your financial needs, investment time horizon and risk tolerance. You should periodically review these factors to determine if you need to change your investment strategy.

B-1

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya Balanced Income Portfolio (Formerly known as the VY® Franklin Income Portfolio) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize income while maintaining prospects for capital appreciation.

Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.

Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.

Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Voya Index Plus MidCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.

Voya Index Plus SmallCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.

Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks maximum total return.

B-2

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.

Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.

Voya Retirement Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.

Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.

Voya Russell™ Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.

Voya Russell™ Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.

Voya Russell™ Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.

Voya Russell™ Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.

B-3

Fund Name Investment Adviser/Subadviser	Investment Objective
Voya Russell™ Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.

Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide capital growth through a diversified asset allocation strategy.

Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index.

Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

VY® Clarion Global Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	Seeks high total return consisting of capital appreciation and current income.

VY® Clarion Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	Seeks total return including capital appreciation and current income.

VY® Columbia Small Cap Value II Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	Seeks long-term growth of capital.

VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.

VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks long-term growth of capital and income.

B-4

Fund Name Investment Adviser/Subadviser	Investment Objective
VY® Invesco Oppenheimer Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.

VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.

VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	A non-diversified Portfolio that seeks long-term capital appreciation.

VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

VY® T. Rowe Price International Stock Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.

B-5

APPENDIX C
Fixed Account II
Fixed Account II (“Fixed Account”) is an optional Fixed Interest Allocation option offered during the accumulation phase of your variable annuity Contract. The Fixed Account, which is a segregated asset account of VIAC, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for Guaranteed Interest Periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with Guaranteed Interest Periods that may vary by maturity, state of issue and rate. In addition, we may offer dollar cost averaging Fixed Interest Allocations, which are six-month and one-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may offer additional Guaranteed Interest Periods in some or all states, may not offer all Guaranteed Interest Periods on all Contracts or in all states and the rates for a given Guaranteed Interest Period may vary among Contracts. We set the interest rates periodically. We may credit a different interest rate for each Guaranteed Interest Period. The interest you earn in the Fixed Account as well as your principal is guaranteed by VIAC, as long as you do not take your money out before the maturity date for the applicable Guaranteed Interest Period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment. A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out. A surrender charge may also apply to Withdrawals from your Contract.
For Contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a Contract for a refund as described in the Contract prospectus.
The Fixed Account
You may allocate premium payments and transfer your Contract Value to the Guaranteed Interest Periods of the Fixed Account during the accumulation period as described in the Contract prospectus. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the Guaranteed Interest Period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the Guaranteed Interest Period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the Guaranteed Interest Period. Each Guaranteed Interest Period ends on its maturity date which is the last day of the month in which the Guaranteed Interest Period is scheduled to expire.
Your Contract Value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any Withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the Guaranteed Interest Period you selected when we receive and accept your premium or reallocation of Contract Value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.
If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the Guaranteed Interest Period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction.
Guaranteed Interest Rates
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different Guaranteed Interest Periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates.
Transfers from a Fixed Interest Allocation
You may transfer your Contract Value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new Guaranteed Interest Periods, or to any of the Subaccounts of VIAC’s Separate Account B as described in the Contract prospectus on the maturity date of a Guaranteed Interest Period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Allocation to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.
Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect.

C-1

Withdrawals from a Fixed Interest Allocation
During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Allocation. You may make systematic Withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a Contract surrender charge. Be aware that Withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences.
Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any Withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect.
Market Value Adjustment
A Market Value Adjustment may decrease, increase or have no effect on your Contract Value. We will apply a Market Value Adjustment: (1) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable Guaranteed Interest Period, or under the systematic withdrawal or dollar cost averaging program); and (2) if on the Annuity Start Date a Guaranteed Interest Period for any Fixed Interest Allocation does not end on or within 30 days of the Annuity Start Date.
A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract Value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization (hereinafter referred to as a “Withdrawal”) of the Fixed Interest Allocation.
Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account. More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.
If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.
In applying any Market Value Adjustment, each Fixed Interest Allocation will be considered separately − i.e., amounts allocated to the Fixed Account at different points in time, and earning different rates for different Guaranteed Interest Periods, will be considered separately. The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Allocation.
Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.
As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

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Contract Value in the Fixed Interest Allocations
On the Contract Date, the Contract Value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Allocation as follows:
(1)	We take the Contract Value in the Fixed Interest Allocation at the end of the preceding business day;
(2)	We credit a daily rate of interest on 1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Allocation; and
(5)	We subtract from (4) any Withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.
Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract Value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.
Cash Surrender Value
The Cash Surrender Value is the amount you receive when you surrender the Contract. The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee. On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: (1) we start with your Contract Value; (2) we adjust for any Market Value Adjustment; and (3) we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge and any other charges incurred but not yet deducted.
Dollar Cost Averaging from Fixed Interest Allocations
You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Allocation with a Guaranteed Interest Period of one year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or Subaccounts selected by you.
The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to Subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each Contract Year.
Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.
We may in the future offer additional Subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.
Suspension of Payments
We have the right to delay payment of amounts from a Fixed Interest Allocation for up to six months.

C-3

Market Value Adjustment Examples with Application of the Floor Guarantee
The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.
Examples #1 and #2 use the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract ;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
Step 2: Calculate the Floor Guarantee.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.
Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).
The amount paid will be the greater of (i) the calculated Fixed Account value after application of the MVA and (ii) the Floor Guarantee. Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330. The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.
The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee. The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1. Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.
Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).
In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.
Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee. In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%. The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)]. Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

C-4

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%). The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330. This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.
Example #3 uses the following assumptions:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken;
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.
Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee
Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.
In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.
The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%). On May 15, 2010, the Floor Guarantee is equal to $232,127. On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually. As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.
Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818). Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.
Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.
A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000). No negative MVA is assessed because the Effective MVA is 0%.
Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.
In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.
Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.
Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818. When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

C-5

APPENDIX D
Fixed Interest Division
A Fixed Interest Division option is available through the group and individual deferred variable annuity Contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.
Interests in the Fixed Interest Division are offered in certain states through an Offering Brochure. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. If you are unsure whether the Fixed Account is available in your state, please contact Customer Service at (800) 366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.
You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

D-1

APPENDIX E
Surrender Charge for Excess Withdrawals Example
The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the end of the third Contract Year of 30% of the Contract Value of $35,000.
In this example, $8,000 (10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000) is the maximum Free Withdrawal Amount that you may withdraw without a surrender charge. The total amount withdrawn from the Contract would be $10,500 ($35,000 x .30). Therefore, $2,500 ($10,500 - $8,000) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 6% surrender charge of $150 ($2,500 x .06). The amount of the withdrawal paid to you will be $10,350 ($10,500 - $150).
This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

E-1

APPENDIX F
Special Funds and Excluded Funds Examples
Example #1: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Special Funds.

7% MGDB if 50% invested in Special Funds
End of Yr	Covered	Special	Total
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% invested in Special Funds
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	1,501	—	1,501
7	1,606	—	1,606
8	1,718	—	1,718
9	1,838	—	1,838
10	1,967	—	1,967

7% MGDB if 100% invested in Special Funds
End of Yr	Covered	Special	Total
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

F-1

7% MGDB if transferred to Special Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403
7% MGDB if transferred to Covered Funds at the beginning of year 6
End of Yr	Covered	Special	Total
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403

Example #2: The following examples are intended to demonstrate the impact on your 7% Solution Death Benefit Element (“7% MGDB”) of allocating your Contract Value to Excluded Funds.

7% MGDB if 50% invested in Excluded Funds
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB”	AV	7% MGDB	AV	Death Benefit
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

F-2

7% MGDB if 0% invested in Excluded Funds				7% MGDB if 100% invested in Excluded Funds
	Covered				Excluded
End of Yr	7% MGDB	AV	Death Benefit	End of Yr	7% MGDB	AV	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600

Note:	AV are hypothetical illustrative values. Not a projection. “7% MGDB” for Excluded funds is notional. Not payable as a benefit. Death Benefit for Excluded Funds equals Accumulation Value (“AV”).

Transfer from Covered Funds to Excluded Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% GDB	AV	7% MGDB	AV	Death Benefit
—	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Note:
7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or a proportional portion thereof for partial transfer). Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

F-3

Transfer from Excluded Funds to Covered Funds at the beginning of year 6
	Covered		Excluded		Total
End of Yr	7% MGDB	AV	7% MGDB	AV	7% MGDB	AV	Death Benefit
—	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262

Note:
7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and AV transferred to Covered Funds. Transfers from Excluded Funds to Special Funds work the same as Excluded to Covered (except 7% MGDB in Special Funds does not accumulate).

F-4

APPENDIX G
Examples of Minimum Guaranteed Income Benefit Calculations
Example 1
Age		Contract without MGIB Rider	Contract with MGIB Rider
55	Initial Value	$100,000	$100,000
	Accumulation Rate	0.00%	0.00%
	Rider Charge	0.00%	0.75%
65	Contract Value	$100,000	$89,167
	Contract Annuity Factor	4.71	4.71
	Monthly Income	$471.00	$419.98
	MGIB Rollup	n/a	$196,715
	MGIB Ratchet	n/a	$100,000
	MGIB Annuity Factor	n/a	4.43
	MGIB Income	n/a	$871.44
	Income	$471.00	$871.44
Example 2
Age		Contract without MGIB Rider	Contract with MGIB Rider
55	Initial Value	$100,000	$100,000
	Accumulation Rate	3.00%	3.00%
	Rider Charge	0.00%	0.75%
65	Contract Value	$134,392	$122,019
	Contract Annuity Factor	4.71	4.71
	Monthly Income	$632.98	$574.70
	MGIB Rollup	n/a	$196,715
	MGIB Ratchet	n/a	$122,019
	MGIB Annuity Factor	n/a	4.43
	MGIB Income	n/a	$871.44
	Income	$632.98	$871.44
Example 3
Age		Contract without MGIB Rider	Contract with MGIB Rider
55	Initial Value	$100,000	$100,000
	Accumulation Rate	8.00%	8.00%
	Rider Charge	0.00%	0.75%
65	Contract Value	$215,892	$200,423
	Contract Annuity Factor	4.71	4.71
	Monthly Income	$1,016.85	$943.99
	MGIB Rollup	n/a	$196,715
	MGIB Ratchet	n/a	$200,423
	MGIB Annuity Factor	n/a	4.43
	MGIB Income	n/a	$887.87
	Income	$1,016.85	$943.99
The Accumulation Rates shown under “Contract” are hypothetical and intended to illustrate various market conditions. These rates are assumed to be net of all fees and charges. Fees and charges are not assessed against the MGIB Rollup Rate.

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APPENDIX H
LifePay and Joint LifePay Partial Withdrawal Amount Examples
The following are examples of adjustments to the Maximum Annual Withdrawal amount for Withdrawals in excess of the Maximum Annual Withdrawal.
Illustration 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.
Total gross Withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + 200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).
Illustration 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.
Assume the Maximum Annual Withdrawal is $5,000.
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Because total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.
Total gross Withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500). The adjustment is the lesser of the amount by which the total gross Withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.
If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).
Illustration 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.
Assume the Maximum Annual Withdrawal is $5,000. The RMD for the current calendar year applicable to this Contract is determined to be $6,000. The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).
The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded.

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The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. The Maximum Annual Withdrawal is not exceeded because total net Withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges. Total net Withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted. The amount by which total net Withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made. If total net Withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.
Illustration 4: The Reset Option is utilized.
Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.
One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized. The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).
One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000. The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

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APPENDIX I
Examples of Fixed Allocation Funds Automatic Rebalancing
The following examples are designed to assist you in understanding how Fixed Allocation Funds Automatic Rebalancing works. The examples assume that there are no investment earnings or losses.
I.	Subsequent Payments
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 100% to Accepted Funds. No Fixed Allocation Funds Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner deposits an additional payment of $500,000, bringing the total Contract Value to $600,000, and allocates this deposit 100% to Other Funds. Because the percentage allocated to the Fixed Allocations Funds (0%) is less than 20% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $100,000 from the amount allocated to the Other Funds (20% of the $500,000 allocated to the Other Funds) to the Fixed Allocation Funds. Your ending allocations will be $100,000 to Accepted Funds, $100,000 to the Fixed Allocation Funds, and $400,000 to Other Funds.

II.	Partial Withdrawals
A.
Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 75% to Accepted Funds ($70,000), 20% to the Fixed Allocation Funds ($20,000), and 5% to Other Funds ($5,000). No Fixed Allocation Fund Automatic Rebalancing would occur, because this allocation meets the required investment option allocation.

B.
Assume that on Day 2, the owner requests a partial withdrawal of $19,000 from the Fixed Allocation Fund. Because the remaining amount allocated to the Fixed Allocation Funds ($1,000) is less than 20% of the total amount allocated to the Fixed Allocation Fund and the Other Funds, we will automatically reallocate $200 from the Other Funds to the Fixed Allocation Fund, so that the amount allocated to the Fixed Allocation Funds ($1,200) is 20% of the total amount allocated to the Fixed Allocation Fund and Other Funds ($6,000).

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APPENDIX J
Minimum Guaranteed Withdrawal Benefit
(Applicable to Contracts Issued in States Where LifePay is Not Available)
Minimum Guaranteed Withdrawal Benefit Rider (“MGWB”). The MGWB rider, marketed under the name, PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments. The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account. Only premiums added to your Contract during the first two-year period after your Rider Date are included in the MGWB Withdrawal Account. Any additional premium payments added after the second rider anniversary are not included in the MGWB Withdrawal Account. Thus, the MGWB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.
The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior Withdrawals. Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	If you purchased the MGWB rider on the Contract Date: your premium payments received during the first two Contract Years; or
•
If you purchased the MGWB rider after the Contract Date: your Contract Value on the Rider Date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the Rider Date.

To maintain the guarantee, Withdrawals in any Contract Year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. Please note that before Automatic Periodic Benefit status is reached, Withdrawals in excess of the Free Withdrawal Amount will be subject to surrender charges. Once your Contract reaches Automatic Period Benefit Status, the periodic payments paid under the MGWB rider are not subject to surrender charges.
The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any Withdrawals and transfers between Covered and Excluded Funds. The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds. The MGWB Withdrawal Account equals the sum of: (1) the MGWB Withdrawal Account allocated to Covered Funds; and (2) the lesser of: (a) the MGWB Withdrawal Account allocated to Excluded Funds; and (b) the Contract Value in Excluded Funds. Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account. No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.
The Maximum Annual Withdrawal Amount is equal to 7% of the Eligible Payment Amount. Withdrawals from Covered Funds of up to the Maximum Annual Withdrawal will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal. Any Withdrawals from Covered Funds greater than the Maximum Annual Withdrawal will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining Contract Value in Covered Funds after the withdrawal of the Maximum Annual Withdrawal. All Withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds proportionally. If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.
Any Withdrawals greater than the Maximum Annual Withdrawal will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the Contract Value remaining after withdrawal of the Maximum Annual Withdrawal at the time of the withdrawal. Please see “MGWB Excess Withdrawal Amount Examples,” below.
Once your Contract Value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments. If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.
Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds proportionally. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.
Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds proportionally. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.
You should not make any Withdrawals if you wish to retain the option to elect the Step-Up Benefit (see below).
The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

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Guaranteed Withdrawal Status. You may continue to make Withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero. See “WITHDRAWALS.” However, making any Withdrawals in any year greater than the Maximum Annual Withdrawal will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider will remain in force and you may continue to make Withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.
The standard Contract provision limiting Withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.
Automatic Periodic Benefit Status. Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.
Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary until the earliest of: (1) your Contract’s latest Annuity Start Date; (2) the death of the owner; or (3) your MGWB Withdrawal Account is exhausted. These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the Maximum Annual Withdrawal. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of: (1) payment of all MGWB periodic payments; (2) payment of the Commuted Value (defined below); or (3) the owner’s death.
On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.
Reset Option. Beginning on the fifth Contract anniversary following the Rider Date, if the Contract Value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider. The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider (“New Rider”). The MGWB Withdrawal Account under the New Rider will equal the Contract Value on the date the New Rider is effective. The charge for the MGWB under the New Rider will increase to the maximum annual charge of 1.00%. The Reset Option can only be elected on Contract anniversaries. If you elect the Reset Option, the Step-Up benefit is not available.
Step-Up Benefit. If the Rider Date is the same as the Contract Date, beginning on the fifth Contract anniversary following the Rider Date, if you have not made any previous Withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the Maximum Annual Withdrawal by a factor of 20%. This option is available whether or not the Contract Value is greater than the MGWB Withdrawal Account. If you elect the Step-Up Benefit:
•	We reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00% of Contract Value; and
•	You must wait at least five years from the Step-Up date to elect the Reset Option.
The Step-Up Benefit may be elected only one time under the MGWB Rider. Election of the Step-Up Benefit is limited to Contract anniversaries only. Please note that if you have a third party investment adviser who charges a separate advisory fee, and you have chosen to use Withdrawals from your Contract to pay this fee, these will be treated as any other Withdrawals, and the Step-Up Benefit will not be available.

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Death of Owner
Before Automatic Periodic Benefit Status. The MGWB rider terminates on the first owner’s date of death (death of Annuitant, if there is a non-natural owner), but the death benefit is payable. However, if the beneficiary is the owner’s spouse, the spouse elects to continue the Contract, and the Contract Value steps up to the minimum guaranteed death benefit, the MGWB Withdrawal Account and Maximum Annual Withdrawal are also reset. The MGWB charge will continue at the existing rate. Reset upon spousal continuation does not affect any then existing Reset Option.
During Automatic Periodic Benefit Status. The death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.
Purchase. To purchase the MGWB rider, you must be age 80 or younger on the Rider Date. The MGWB rider must be purchased on the Contract Date. If the rider is not yet available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first Contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.
Minimum Guaranteed Withdrawal Benefit rider:1
As an Annual Charge – Currently[2]	As a Quarterly Charge – Currently	Maximum Annual Charge if Step-Up Benefit Elected[3]
0.45% of Contract Value	0.1125%% of Contract Value	1.00% of Contract Value
MGWB Excess Withdrawal Amount Examples. The following are examples of adjustments to the MGWB Withdrawal Account and the Maximum Annual Withdrawal Amount for Transfers and Withdrawals in Excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawals Amount”):
Example #1: Owner has invested only in Covered Funds
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the Maximum Annual Withdrawal to $113,000 ($120,000 - $7,000), and is then reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the Maximum Annual Withdrawal) to $109,354.84 ($113,000 * (1 - $3,000 / $93,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the Maximum Annual Withdrawal) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for Withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The Maximum Annual Withdrawal is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #2: Owner has invested only in Excluded Funds
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made. The effect of the withdrawal is calculated as follows:
The new CV is $90,000 ($100,000 - $10,000).
The Excess Withdrawal Amount is $3,000 ($10,000 - $7.000).

[1]
We deduct optional rider charges from the Subaccounts in which you are invested on each quarterly Contract anniversary and proportionally on termination of the Contract; if the value in the Subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

[2]	If you choose to reset the MGWB Rider the charge for the MGWB will increase to an annual charge of 1.00% of Contract Value. Please see “Reset Option” above.
[3]
If your rider was issued prior to May 1, 2005, and you elect the Step-Up Benefit, we will increase the charge for the MGWB rider to the maximum annual charge of 1.00% of Contract Value. Please see “Step-Up Benefit” above.

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The Excluded Withdrawal Account is reduced proportionally based on the ratio of the entire amount withdrawn to the CV (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the Maximum Annual Withdrawal) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for Withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The Maximum Annual Withdrawal is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #3: Owner has invested in both Covered and Excluded Funds
Assume the Contract Value (“CV”) before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).
The new CV for Covered Funds is $52,000 ($60,000 - $8,000), and the new CV for Excluded Funds is $38,000 ($40,000 - $2,000).
The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the Maximum Annual Withdrawal ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced proportionally based on the ratio of any Excess Withdrawal Amount from Covered Funds to the CV in Covered Funds (after being reduced for the withdrawal up to the Maximum Annual Withdrawal) to $66,716.98 ($68,000 * (1 - $1,000 / $53,000)).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount withdrawn from Excluded Funds to the CV in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).
The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the CV (after being reduced for the withdrawal up to the Maximum Annual Withdrawal) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)). The reduction to the EPA for Withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether CV is allocated to Covered or Excluded Funds. The Maximum Annual Withdrawal is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).
Example #4: Owner transfers funds from Excluded Funds to Covered Funds
Assume the Contract Value (“CV”) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.
The new CV for Covered Funds is $70,000 ($60,000 + $10,000), and the new CV for Excluded Funds is $30,000 ($40,000 - $10,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Excluded Funds to the CV in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).
The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000. Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).
Example #5: Owner transfers funds from Covered Funds to Excluded Funds
Assume the Contract Value (“CV”) before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds. Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Covered Funds to Excluded Funds.
The new CV for Covered Funds is $50,000 ($60,000 - $10,000), and the new CV for Excluded Funds is $50,000 ($40,000 + $10,000).
The Covered Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Covered Funds to the CV in Covered Funds (prior to the transfer) to $62,500 ($75,000 * (1 - $10,000 / $60,000)).
The Excluded Withdrawal Account is increased by the reduction of the Covered Withdrawal Account of $12,500 ($75,000 - $62,500) to $57,500 ($45,000 + $12,500).

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APPENDIX K
State Variations
This APPENDIX K contains important state specific variations for Contracts issued in Massachusetts and Washington.
The prospectus and this APPENDIX K provide a general description of the Contract, so please see your Contract, any endorsements and riders for the details.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:
•	The Fixed Interest Division is not available;
•	TSA loans are not available; and
•	The Waiver of Surrender Charge for Extended Medical Care or Terminal Illness is not available.
For Contracts issued in the State of Washington, the following provisions apply:
•	The Fixed Account is not available;
•	The “Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge is only deducted from the Subaccounts in which you are invested. No deduction will be made from the Fixed Interest Division; and
•
The following describes the death benefit options for Contracts issued in the State of Washington on or before April 30, 2009. Other than as described below, please see the prospectus for a full description of your death benefit options and other Contract features.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.
The Standard Death Benefit equals the greatest of the Base Death Benefit, the floor, and the Standard Minimum Guaranteed Death Benefit.
The Standard Minimum Guaranteed Death Benefit equals the initial premium payment, increased by premium payments after issue, and reduced by a proportional adjustment for any withdrawal.
The floor for the Death Benefit is the total premium payments made under the Contract reduced by a proportional adjustment for any withdrawal.
Enhanced Death Benefit Options. Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the 5.5% Solution Enhanced Death Benefit and the Max 5.5 Enhanced Death Benefit, certain funds, and the Fixed Account are designated as “Special Funds.”
The following investment options are designated as Special Funds: the Liquid Assets Portfolio and the Fixed Interest Division.
The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007.
For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.
The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.
For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund.
We may, with 30 days’ notice to you, designate any fund as a Special Fund on existing Contracts with respect to new premiums added to such fund and also with respect to new transfers to such fund. Selecting a Special Fund may limit or reduce the 5.5% Max Enhanced Death Benefit.
For the period during which a portion of the Contract Value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the Contract Value. The reduced mortality and expense risk charge will be applicable only during that period.
The 5.5% Solution is not available as a standalone death benefit, but the calculation is used to determine the Max 5.5 Enhanced Death Benefit.

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The 5.5% Solution Enhanced Death Benefit equals the greatest of:
•	The Standard Death Benefit;
•	The floor; and
•	The sum of the Contract Value allocated to Special Funds and the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.
For Contracts issued on or after April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals premiums, adjusted for Withdrawals and transfers, accumulated at 5.5% until the attainment of age 80 and thereafter at 0%, subject to a floor as described below. For Contracts issued before April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit allows for accumulation to continue beyond age 80, subject to the cap. Please see your Contract for details regarding the terms of your death benefit.
Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special Withdrawals. Special Withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit by the amount of Contract Value withdrawn. For any other Withdrawals (Withdrawals in excess of the amount available as a special withdrawal), a proportional adjustment to the 5.5% Solution Minimum Guaranteed Death Benefit is made. The amount of the proportional adjustment for Withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value allocated to Non-Special Funds before the withdrawal. The amount of the proportional adjustment for Withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value allocated to Special Funds before the withdrawal.
Transfers from Special to Non-Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds proportionally. The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds will equal the lesser of the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit in Special Funds and the Contract Value transferred.
Transfers from Non-Special to Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds proportionally. The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds will equal the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.
The floor for the 5.5% Solution Enhanced Death Benefit is determined by the same calculations described above for the 5.5% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer Contract Value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 5.5% annual effective rate as described above, subject to the age limit described above. Similarly, for Contract Value allocated directly to Special Funds, that portion of the floor will be the Contract Value allocated and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.
The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Annual Ratchet Minimum Guaranteed Death Benefit.
The Annual Ratchet Minimum Guaranteed Death Benefit equals:
•	The initial premium payment;
•	Increased dollar for dollar by any premium added after issue; and
•
Adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit from the prior anniversary (adjusted for new premiums and partial Withdrawals) and the current Contract Value.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit proportionally, based on the amount withdrawn. The amount of the proportional adjustment for Withdrawals will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit prior to the withdrawal; (b) is the Contract Value of the withdrawal; and (c) is the Contract Value before withdrawal.
The Max 5.5 Enhanced Death Benefit equals the greater of the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

K-2

In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and Withdrawals not previously deducted. The enhanced death benefits may not be available in all states.
Death Benefit for Excluded Funds
We will be designating certain funds as “Excluded Funds.” Excluded Funds will include certain funds that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new funds as Excluded Funds. We may also reclassify an existing fund as an Excluded Fund or remove such classification upon 30 days’ notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such fund after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.
For the period of time, and to the extent, that you allocate premium or Contract Value to Excluded Funds, your death benefit attributable to that allocation will equal the Contract Value of that allocation. Any guarantee of death benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.
Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a proportional basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the Contract Value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.
Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a proportional basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

•
The charges, fees and expenses are as described in the prospectus for the applicable variable annuity Contract with the exception of the mortality and expense risk charges for the Max 5.5 Enhanced Death Benefit. The mortality and expense risk charges for the Max 5.5 Enhanced Death Benefit elected is 1.90%.

K-3

APPENDIX L
Accepted Funds and Fixed Allocation Funds for Living Benefit Riders
Accepted Funds. Currently, the Accepted Funds are:
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Growth Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Moderate Portfolio	Fixed Interest Allocation
Voya Retirement Moderate Growth Portfolio

For MGIB, LifePay and Joint LifePay riders purchased before January 12, 2009; the following is an additional Accepted Fund:
Voya Solution Moderately Aggressive Portfolio

Fixed Allocation Funds. Currently, the Fixed Allocation Funds are:
Voya Intermediate Bond Portfolio
Voya U.S. Bond Index Portfolio

L-1

STATEMENT OF ADDITIONAL INFORMATION
Introduction
Description of Venerable Insurance and Annuity Company
Separate Account B of Venerable Insurance and Annuity Company
Safekeeping of Assets
Experts
Distribution of Contracts
Accumulation Unit Value
Performance Information
Other Information
Condensed Financial Information (Accumulation Unit Values)
Financial Statements of Separate Account B of Venerable Insurance and Annuity Company
Financial Statements of Venerable Insurance and Annuity Company
Please tear off, complete and return the form below to order a free Statement of Additional Information for the Contracts offered under the prospectus. Send the form to Customer Service P.O. Box 9271, Des Moines, Iowa 50306-9271.
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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B, WELLS FARGO OPPORTUNITIES, 333-28679.
Please Print or Type:

Name

Street Address

City, State, Zip

05/01/2020
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PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

GOLDENSELECT ESII®
GOLDENSELECT OPPORTUNITIES®
GOLDENSELECT GENERATIONS®
WELLS FARGO OPPORTUNITIES

Deferred Combination Variable and Fixed Annuity Contracts

Issued by
SEPARATE ACCOUNT B
of
VENERABLE INSURANCE AND ANNUITY COMPANY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus for the Venerable Insurance and Annuity Company Deferred Variable Annuity Contract, which is referred to herein. The Prospectus sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus, send a written request to Venerable Insurance and Annuity Company, Customer Service, P.O. Box 9271 Des Moines, Iowa  50306-9271 or telephone (800) 366-0066, or access the Security and Exchange Commission’s (“SEC”) website (www.sec.gov).

DATE OF PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2020

Table of Contents

Item	Page

Introduction	3
Description of Venerable Insurance and Annuity Company	3
Separate Account B of Venerable Insurance and Annuity Company	3
Safekeeping of Assets	3
Experts	3
Distribution of Contracts	4
Accumulation Unit Value	4
Performance Information	5
Other Information	5
Condensed Financial Information (Accumulation Unit Values)	CFI-1
Financial Statements of Separate Account B of Venerable Insurance and Annuity Company	1
Financial Statements of Venerable Insurance and Annuity Company	C-1

Introduction

This Statement of Additional Information provides background information regarding Separate Account B.

Description of Venerable Insurance and Annuity Company

We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc. (“Venerable”).  Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”). The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.

We are authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Separate Account B of Venerable Insurance and Annuity Company

Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity Contract s. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of a fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity Contract s supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts, and will keep the Separate Account fully funded to cover such liabilities.

Safekeeping of Assets

Venerable Insurance and Annuity Company acts as its own custodian for Separate Account B.

Experts

The financial statements of Separate Account B as of December 31, 2019, and the financial statements of the Company as of December 31, 2019 and 2018, and for each of the two years in the period ended December 31, 2019, have been audited by Ernst & Young LLP, an independent registered public accounting firm, with respect to Separate Account B, and Ernst & Young LLP, independent auditors, with respect to the Company as set forth in their reports thereon appearing elsewhere herein.  Such financial statements have been included herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Distribution of Contracts

The offering of Contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services LLC, an affiliate of Venerable Insurance and Annuity Company, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products (the “variable insurance products”) previously issued by Venerable Insurance and Annuity Company. The Contracts are distributed through registered representatives of other broker-dealers who have entered into selling agreements with Directed Services LLC. For the years ended 2019, 2018 and 2017 commissions paid by Venerable Insurance and Annuity Company to Directed Services LLC aggregated $142,709.591, $153,949,046, and $205,433, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the Contracts. Directed Services LLC is located at 1475 Dunwoody Drive, West Chester, PA 19380.

Under a pricing agreement, Venerable Insurance and Annuity Company receives a monthly fee from Directed Services LLC based on annual contractual rates by fund. This fee, calculated as a percentage of average assets in the variable separate accounts, was $55,083,638, $60,172,545 and $80,362,617 for the years ended 2019, 2018 and 2017, respectively.

Accumulation Unit Value

The calculation of the Accumulation Unit Value (“AUV”) is discussed in the prospectus and below. Note that in your Contract, accumulation unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below do not reflect the mortality and expense risk charge for this product and are for illustration purposes only. Complete AUV information for the AUVs calculated for this Contract is available in this SAI.

ILLUSTRATION OF CALCULATION OF AUV
EXAMPLE 1
(1)	AUV, beginning of period	$10.00
(2)	Value of securities, beginning of period	$10.00
(3)	Change in value of securities	$0.10
(4)	Gross investment return (3) divided by (2)	0.01
(5)	Less daily mortality and expense charge	0.00004280
(6)	Less asset based administrative charge	0.00000411
(7)	Net investment return (4) minus (5) minus (6)	0.009953092
(8)	Net investment factor (1.000000) plus (7)	1.009953092
(9)	AUV, end of period (1) multiplied by (8)	$10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
EXAMPLE 2
(1)	Initial premium payment	$1,000
(2)	AUV on effective date of purchase (see EXAMPLE 1)	$10.00
(3)	Number of units purchased (1) divided by (2)	100
(4)	AUV for valuation date following purchase (see EXAMPLE 1)	$10.09953092
(5)	Contract Value in account for valuation date following purchase (3) multiplied by (4)	$1,009.95

Performance Information

From time to time, we may advertise or include in reports to contract owner’s performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Voya Government Liquid Assets Portfolio subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for one-, five- and ten-year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. We will base total return figures on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolios, and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the investment portfolios.

Current yield for the Voya Government Liquid Assets Portfolio subaccount is based on income received by a hypothetical investment over a given seven-day period, less expenses accrued, and then “annualized” (i.e., assuming that the seven-day yield would be received for 52 weeks). We calculate “effective yield” for the Voya Government Liquid Assets Portfolio subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The “effective yield” will thus be slightly higher than the “yield” because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming the selection of the Max 7 Enhanced Death Benefit and the MGIB optional benefit rider. You should be aware that there is no guarantee that the Voya Government Liquid Assets Portfolio subaccount will have a positive or level return.

We may compare performance information for a subaccount to:  (1) the Standard & Poor’s 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service; and (3) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

Other Information

Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

CONDENSED FINANCIAL INFORMATION - ESII
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account B available under the Contract for the indicated periods. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31	$9.53
Value at end of period	$14.28	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31
Number of accumulation units outstanding at end of period	5,066,325	6,119,983	6,996,515	8,664,609	10,146,226	11,809,955	13,043,592	13,195,463	14,658,436	14,545,662
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.87	$10.76	$8.81	$8.92	$9.49	$10.65	$8.61	$7.17	$8.79	$9.81
Value at end of period	$10.95	$8.87	$10.76	$8.81	$8.92	$9.49	$10.65	$8.61	$7.17	$8.79
Number of accumulation units outstanding at end of period	148,213	206,316	313,873	314,826	436,191	416,500	326,776	188,165	94,586	113,073
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13	$7.79
Value at end of period	$13.27	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13
Number of accumulation units outstanding at end of period	5,914,708	5,596,520	6,479,748	7,999,553	9,507,797	3,326,376	3,553,623	3,776,108	4,036,972	4,398,876
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70	$16.94
Value at end of period	$15.26	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70
Number of accumulation units outstanding at end of period	2,423,415	3,183,266	2,974,048	4,119,413	4,627,796	5,330,177	6,262,749	6,109,676	7,655,564	7,999,039
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93	$12.36
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653	1,082,965
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11	$22.72
Value at end of period	$22.97	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11
Number of accumulation units outstanding at end of period	104,699	115,818	131,571	146,923	175,121	213,469	274,726	378,445	463,361	595,343
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84	$8.32
Value at end of period	$12.08	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84
Number of accumulation units outstanding at end of period	3,375,103	3,418,308	3,995,871	5,389,089	5,273,239	5,808,995	6,917,396	7,030,422	7,346,128	6,256,899
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01	$10.59
Value at end of period	$11.85	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01
Number of accumulation units outstanding at end of period	1,510,117	1,775,555	1,823,246	2,308,811	2,427,575	2,742,060	3,201,123	5,636,752	5,459,336	3,408,948
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85	$9.49
Value at end of period	$16.66	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85
Number of accumulation units outstanding at end of period	505,619	608,093	689,431	850,881	1,017,120	1,199,879	1,384,244	1,576,114	1,763,062	1,961,059
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25	$53.29
Value at end of period	$132.71	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25
Number of accumulation units outstanding at end of period	104,906	123,213	140,103	203,191	252,122	319,442	412,408	481,849	575,703	675,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36	$26.47
Value at end of period	$61.07	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36
Number of accumulation units outstanding at end of period	516,460	615,558	703,489	837,388	956,646	1,110,697	1,334,073	1,464,057	1,747,429	2,059,675
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52	$20.67
Value at end of period	$29.83	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52
Number of accumulation units outstanding at end of period	1,221,421	1,451,508	1,680,669	2,136,235	2,491,137	2,828,949	3,257,286	3,572,154	3,601,771	3,721,910
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38	$8.56
Value at end of period	$23.69	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38
Number of accumulation units outstanding at end of period	449,953	543,043	664,025	875,198	1,100,503	1,353,541	1,923,801	1,723,331	1,622,804	1,415,034
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92	$12.74
Value at end of period	$37.84	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92
Number of accumulation units outstanding at end of period	0	798,587	869,153	1,234,769	1,470,952	1,635,806	1,942,461	1,734,757	1,899,433	2,114,063
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80	$46.07
Value at end of period	$120.48	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80
Number of accumulation units outstanding at end of period	2,622,928	3,009,879	3,519,909	4,380,841	4,905,548	5,469,024	6,127,711	6,556,997	7,077,206	7,593,076
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97	$27.32
Value at end of period	$65.09	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97
Number of accumulation units outstanding at end of period	0	815,375	958,143	1,314,400	1,493,918	1,766,295	2,183,982	2,465,852	2,820,631	3,008,352
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392

Separate Account Annual Charges of 1.45%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.23	$13.43	$11.98	$11.71	$12.01	$11.95	$10.60	$9.78	$10.30	$9.52
Value at end of period	$14.19	$12.23	$13.43	$11.98	$11.71	$12.01	$11.95	$10.60	$9.78	$10.30
Number of accumulation units outstanding at end of period	471,903	562,388	654,069	1,064,718	1,538,404	1,953,606	2,064,329	2,222,715	2,844,719	3,582,001
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.82	$10.72	$8.78	$8.90	$9.46	$10.63	$8.60	$7.16	$8.79	$9.81
Value at end of period	$10.89	$8.82	$10.72	$8.78	$8.90	$9.46	$10.63	$8.60	$7.16	$8.79
Number of accumulation units outstanding at end of period	22,594	30,927	34,784	42,277	93,147	61,821	35,123	37,879	25,121	22,581
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.02	$12.30	$10.11	$9.70	$10.10	$9.77	$8.72	$7.69	$8.12	$7.78
Value at end of period	$13.19	$11.02	$12.30	$10.11	$9.70	$10.10	$9.77	$8.72	$7.69	$8.12
Number of accumulation units outstanding at end of period	958,870	554,554	653,357	977,460	1,290,353	179,450	222,338	240,900	261,667	333,061
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.92	$14.93	$15.09	$15.30	$15.52	$15.75	$15.97	$16.21	$16.44	$16.68
Value at end of period	$14.96	$14.92	$14.93	$15.09	$15.30	$15.52	$15.75	$15.97	$16.21	$16.44
Number of accumulation units outstanding at end of period	658,028	895,228	920,240	1,182,481	1,642,900	2,155,791	2,960,758	3,221,646	4,121,705	4,765,149
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56	$9.99
Value at end of period	$22.04	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56
Number of accumulation units outstanding at end of period	1,036,964	1,279,735	1,412,749	1,935,972	2,357,589	2,891,838	3,836,159	4,707,103	5,571,491
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77	$7.82
Value at end of period	$20.14	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77
Number of accumulation units outstanding at end of period	1,102,282	1,323,498	1,513,248	2,189,006	2,823,985	3,452,928	4,473,075	5,894,655	7,309,908	5,553,955
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32	$13.61
Value at end of period	$22.73	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32
Number of accumulation units outstanding at end of period	469,548	561,593	664,016	904,379	1,012,788	1,280,544	1,665,298	2,184,092	2,491,020	2,933,389
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33	$9.65
Value at end of period	$12.44	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33
Number of accumulation units outstanding at end of period	599,050	716,822	777,257	1,087,258	1,480,818	1,705,553	2,286,338	2,630,314	719,050	1,151,323
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08	$7.62
Value at end of period	$10.78	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08
Number of accumulation units outstanding at end of period	40,798	48,011	58,240	82,645	116,289	157,000	300,509	234,663	222,875	692,293
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88	$12.33
Value at end of period	$40.22	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88
Number of accumulation units outstanding at end of period	995,384	1,224,977	1,483,134	2,025,521	2,572,012	3,274,957	1,462,907	963,656	1,126,811	595,332
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05	$10.05
Value at end of period	$20.63	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05
Number of accumulation units outstanding at end of period	1,188,526	1,396,821	1,643,998	2,300,260	2,960,695	3,499,609	2,959,548	608,917	698,403
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$21.99	$22.07	$22.13	$22.17	$22.37	$22.55	$22.72	$22.71	$22.78	$22.41
Value at end of period	$22.55	$21.99	$22.07	$22.13	$22.17	$22.37	$22.55	$22.72	$22.71	$22.78
Number of accumulation units outstanding at end of period	82,387	93,330	108,889	135,345	157,286	202,777	255,577	332,285	452,611	632,793
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67	$9.11
Value at end of period	$26.36	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67
Number of accumulation units outstanding at end of period	1,395,981	1,641,360	1,892,356	1,076,825	1,343,608	1,628,870	2,202,017	2,238,891	2,735,925	3,660,850
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.74	$11.20	$10.55	$10.22	$10.46	$10.02	$9.74	$9.16	$8.84	$8.31
Value at end of period	$12.02	$10.74	$11.20	$10.55	$10.22	$10.46	$10.02	$9.74	$9.16	$8.84
Number of accumulation units outstanding at end of period	584,749	628,155	691,960	901,433	972,338	1,015,999	1,484,592	2,511,509	2,424,076	2,284,321
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31	$9.37
Value at end of period	$17.39	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31
Number of accumulation units outstanding at end of period	2,313,862	3,009,091	3,326,906	4,351,205	5,677,271	6,905,816	8,311,637	9,179,579	10,424,293	11,613,550
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54	$9.63
Value at end of period	$17.09	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54
Number of accumulation units outstanding at end of period	1,916,119	2,199,812	2,560,615	3,291,083	4,086,775	4,720,734	5,882,523	6,458,891	7,416,905	8,432,784
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64	$9.86
Value at end of period	$15.76	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64
Number of accumulation units outstanding at end of period	1,336,307	1,571,205	1,787,135	2,479,170	3,020,673	3,504,660	4,251,012	4,795,887	5,638,396	5,981,284
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06	$12.68
Value at end of period	$43.48	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06
Number of accumulation units outstanding at end of period	496,209	339,006	373,132	525,759	619,236	719,090	895,848	1,037,401	1,193,971	1,210,244
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01	$8.16
Value at end of period	$24.00	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01
Number of accumulation units outstanding at end of period	545,383	644,757	778,203	1,205,545	1,507,125	1,691,723	1,932,569	2,420,201	2,812,730	4,030,871
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70	$12.51
Value at end of period	$30.36	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70
Number of accumulation units outstanding at end of period	894,928	218,141	268,800	372,502	483,403	104,122	125,461	166,446	166,253	175,163
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11	$12.99
Value at end of period	$40.13	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11
Number of accumulation units outstanding at end of period	389,122	234,820	259,582	347,394	456,080	465,659	588,443	707,299	887,614	1,117,706
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48	$7.28
Value at end of period	$19.56	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48
Number of accumulation units outstanding at end of period	164,241	208,203	249,032	320,707	403,774	459,652	582,841	695,269	806,024	964,109
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95	$8.96
Value at end of period	$22.47	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95
Number of accumulation units outstanding at end of period	68,469	75,817	86,148	125,505	159,039	168,456	242,690	246,640	301,151	435,427
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07	$10.61
Value at end of period	$12.44	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07
Number of accumulation units outstanding at end of period	247,032	289,574	376,513	622,060	696,107	656,966	672,358	1,166,878	1,615,557	1,016,026
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57	$10.08
Value at end of period	$34.03	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57
Number of accumulation units outstanding at end of period	0	268,401	304,082	369,854	468,510	649,922	924,338	846,060	1,007,997	1,011,816
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$11.06	$11.46	$11.34	$11.11	$11.57	$11.45	$12.73	$12.15	$11.00	$10.58
Value at end of period	$11.78	$11.06	$11.46	$11.34	$11.11	$11.57	$11.45	$12.73	$12.15	$11.00
Number of accumulation units outstanding at end of period	294,315	359,838	279,027	380,686	452,576	494,309	809,299	1,661,316	1,786,974	1,086,065
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.50	$15.01	$13.78	$13.90	$14.35	$12.79	$12.51	$10.10	$10.83	$9.47
Value at end of period	$16.54	$13.50	$15.01	$13.78	$13.90	$14.35	$12.79	$12.51	$10.10	$10.83
Number of accumulation units outstanding at end of period	46,654	64,182	74,258	98,113	130,411	164,320	200,092	265,526	331,412	393,756
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$103.30	$113.51	$109.50	$106.59	$105.06	$82.08	$81.61	$71.67	$66.42	$52.66
Value at end of period	$130.47	$103.30	$113.51	$109.50	$106.59	$105.06	$82.08	$81.61	$71.67	$66.42
Number of accumulation units outstanding at end of period	63,298	80,902	93,584	126,724	159,663	193,312	258,685	327,757	390,039	492,690
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79	$8.87
Value at end of period	$22.96	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79
Number of accumulation units outstanding at end of period	0	157,763	186,272	267,827	385,227	480,581	436,661	490,049	575,208	622,915
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05	$8.14
Value at end of period	$18.84	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05
Number of accumulation units outstanding at end of period	48,143	62,761	70,066	98,334	128,489	151,763	200,359	247,389	302,379	391,648
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31	$10.85
Value at end of period	$26.41	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31
Number of accumulation units outstanding at end of period	0	104,664	122,719	181,982	249,779	295,167	350,202	268,299	355,315	412,903
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28	$11.12
Value at end of period	$21.78	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28
Number of accumulation units outstanding at end of period	770,538	926,052	1,106,840	1,560,215	2,006,471	2,548,610	508,036	521,622	590,503	765,973
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$48.96	$57.49	$51.22	$43.33	$45.30	$41.74	$31.64	$28.02	$29.06	$26.21
Value at end of period	$60.18	$48.96	$57.49	$51.22	$43.33	$45.30	$41.74	$31.64	$28.02	$29.06
Number of accumulation units outstanding at end of period	150,123	191,589	221,829	298,844	376,141	463,258	602,131	709,660	892,020	1,110,882
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25	$13.36
Value at end of period	$30.97	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25
Number of accumulation units outstanding at end of period	80,503	109,310	124,811	123,016	223,188	169,403	176,008	161,063	194,956	174,331
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.72	$27.70	$19.65	$17.66	$21.28	$21.39	$23.03	$19.62	$24.36	$20.55
Value at end of period	$29.50	$22.72	$27.70	$19.65	$17.66	$21.28	$21.39	$23.03	$19.62	$24.36
Number of accumulation units outstanding at end of period	262,369	304,504	346,448	447,846	559,873	669,759	952,323	1,199,195	1,355,402	1,650,884
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$31.24	$36.10	$32.21	$28.50	$29.82	$26.31	$20.30	$17.16	$17.10	$14.11
Value at end of period	$38.85	$31.24	$36.10	$32.21	$28.50	$29.82	$26.31	$20.30	$17.16	$17.10
Number of accumulation units outstanding at end of period	55,347	68,471	80,425	115,678	164,697	211,446	340,044	323,908	246,210	286,692
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.11	$34.14	$29.98	$25.02	$26.36	$24.68	$18.03	$15.41	$15.85	$12.69
Value at end of period	$37.50	$30.11	$34.14	$29.98	$25.02	$26.36	$24.68	$18.03	$15.41	$15.85
Number of accumulation units outstanding at end of period	0	257,953	296,576	412,576	539,081	620,030	883,036	972,834	1,125,310	1,465,971
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$96.65	$97.58	$86.02	$80.78	$77.90	$70.48	$58.52	$51.87	$51.16	$45.52
Value at end of period	$118.45	$96.65	$97.58	$86.02	$80.78	$77.90	$70.48	$58.52	$51.87	$51.16
Number of accumulation units outstanding at end of period	470,980	588,199	701,059	984,553	1,216,076	1,429,747	1,857,652	2,216,025	2,647,508	3,275,890
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$51.36	$57.48	$50.18	$42.87	$46.72	$44.12	$34.51	$29.87	$30.58	$27.00
Value at end of period	$63.99	$51.36	$57.48	$50.18	$42.87	$46.72	$44.12	$34.51	$29.87	$30.58
Number of accumulation units outstanding at end of period	0	394,566	445,864	684,568	829,045	998,913	1,276,446	1,533,522	1,894,792	2,201,856
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33	$8.12
Value at end of period	$27.69	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33
Number of accumulation units outstanding at end of period	0	390,540	432,559	484,836	701,819	636,610	763,626	752,802	460,502	470,209
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64	$12.16
Value at end of period	$19.92	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64
Number of accumulation units outstanding at end of period	136,456	209,346	237,722	298,090	413,670	411,984	556,772	668,373	772,576	908,034
Separate Account Annual Charges of 1.55%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.10	$13.30	$11.88	$11.62	$11.92	$11.88	$10.55	$9.74	$10.27	$9.50
Value at end of period	$14.03	$12.10	$13.30	$11.88	$11.62	$11.92	$11.88	$10.55	$9.74	$10.27
Number of accumulation units outstanding at end of period	1,940,443	2,307,210	2,729,177	3,422,555	4,130,167	5,354,288	5,616,905	5,426,192	6,268,257	6,150,538
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.74	$10.63	$8.72	$8.84	$9.42	$10.59	$8.57	$7.15	$8.77	$9.81
Value at end of period	$10.78	$8.74	$10.63	$8.72	$8.84	$9.42	$10.59	$8.57	$7.15	$8.77
Number of accumulation units outstanding at end of period	120,734	134,257	192,161	184,448	261,037	235,932	235,984	146,141	38,211	17,995
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.90	$12.18	$10.02	$9.63	$10.02	$9.71	$8.68	$7.66	$8.09	$7.76
Value at end of period	$13.03	$10.90	$12.18	$10.02	$9.63	$10.02	$9.71	$8.68	$7.66	$8.09
Number of accumulation units outstanding at end of period	2,813,126	2,230,809	2,567,991	3,543,436	4,266,371	975,294	1,120,106	1,217,735	1,363,797	1,538,407
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.54	$14.57	$14.74	$14.95	$15.19	$15.42	$15.66	$15.91	$16.16	$16.41
Value at end of period	$14.56	$14.54	$14.57	$14.74	$14.95	$15.19	$15.42	$15.66	$15.91	$16.16
Number of accumulation units outstanding at end of period	1,482,350	1,660,948	1,815,860	3,193,577	3,247,100	3,770,641	3,899,713	4,509,255	6,569,786	5,366,980
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55	$9.99
Value at end of period	$21.84	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55
Number of accumulation units outstanding at end of period	2,325,219	2,861,091	3,201,778	4,443,552	5,361,077	6,213,501	7,258,644	8,070,041	8,647,939
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74	$7.80
Value at end of period	$19.89	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74
Number of accumulation units outstanding at end of period	981,113	1,246,805	1,451,931	2,064,122	2,487,712	2,990,699	3,517,921	3,912,778	4,432,990	2,208,411
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22	$13.53
Value at end of period	$22.38	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22
Number of accumulation units outstanding at end of period	799,904	869,434	1,213,512	1,598,461	1,475,671	1,846,888	2,275,773	2,171,409	2,042,969	2,059,551
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28	$9.62
Value at end of period	$12.27	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28
Number of accumulation units outstanding at end of period	1,394,067	1,635,399	1,865,838	2,583,749	3,047,766	3,421,474	3,963,770	4,063,495	1,453,310	2,184,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06	$7.60
Value at end of period	$10.65	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06
Number of accumulation units outstanding at end of period	109,813	133,788	152,773	216,743	273,814	329,682	567,181	331,557	313,062	667,677
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78	$12.25
Value at end of period	$39.58	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78
Number of accumulation units outstanding at end of period	2,275,242	2,826,365	3,381,545	4,856,950	5,808,182	7,003,062	3,763,478	905,337	993,020	710,705
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04	$10.05
Value at end of period	$20.44	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04
Number of accumulation units outstanding at end of period	2,140,598	2,570,275	3,065,381	4,326,324	5,415,720	5,604,722	2,877,955	340,097	302,100
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$21.39	$21.50	$21.58	$21.64	$21.86	$22.05	$22.24	$22.26	$22.35	$22.01
Value at end of period	$21.92	$21.39	$21.50	$21.58	$21.64	$21.86	$22.05	$22.24	$22.26	$22.35
Number of accumulation units outstanding at end of period	74,161	93,573	126,050	143,656	160,903	192,554	225,856	270,146	308,130	364,324
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56	$9.03
Value at end of period	$25.87	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56
Number of accumulation units outstanding at end of period	2,208,503	2,663,789	3,135,965	1,954,083	2,504,710	2,690,937	3,124,364	2,506,150	2,718,315	2,982,870
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.64	$11.11	$10.47	$10.16	$10.40	$9.98	$9.71	$9.14	$8.83	$8.31
Value at end of period	$11.90	$10.64	$11.11	$10.47	$10.16	$10.40	$9.98	$9.71	$9.14	$8.83
Number of accumulation units outstanding at end of period	1,382,094	1,626,969	1,737,990	2,112,137	2,383,264	2,840,656	3,467,598	4,849,138	4,199,403	3,445,032
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30	$9.37
Value at end of period	$17.21	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30
Number of accumulation units outstanding at end of period	11,098,246	13,128,617	15,104,139	20,464,188	24,415,302	28,729,038	32,690,127	34,865,974	37,773,447	40,492,715
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52	$9.63
Value at end of period	$16.91	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52
Number of accumulation units outstanding at end of period	6,678,466	7,772,015	8,641,159	11,476,568	13,903,081	16,072,864	18,422,570	19,744,287	21,149,319	22,990,155
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63	$9.86
Value at end of period	$15.59	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63
Number of accumulation units outstanding at end of period	3,909,666	4,498,399	5,211,546	6,468,772	7,755,326	9,017,630	10,095,024	10,690,851	12,059,152	12,371,740
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04	$12.68
Value at end of period	$43.01	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04
Number of accumulation units outstanding at end of period	866,325	455,126	450,100	572,517	705,871	748,523	459,818	494,495	302,868	253,938
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99	$8.15
Value at end of period	$23.71	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99
Number of accumulation units outstanding at end of period	1,486,622	1,773,210	2,135,989	2,855,803	3,162,422	3,761,472	3,931,171	4,012,506	4,354,219	5,375,801
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67	$12.50
Value at end of period	$30.03	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67
Number of accumulation units outstanding at end of period	1,439,865	367,054	425,658	587,660	635,055	338,942	268,240	239,511	223,897	170,983
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08	$12.98
Value at end of period	$39.70	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08
Number of accumulation units outstanding at end of period	1,140,714	619,762	771,383	929,625	1,113,322	1,265,911	1,345,610	1,459,171	1,615,359	1,976,186
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39	$7.22
Value at end of period	$19.19	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39
Number of accumulation units outstanding at end of period	37,631	45,285	52,374	72,229	83,691	115,103	132,518	148,942	169,269	196,789
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92	$8.95
Value at end of period	$22.20	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92
Number of accumulation units outstanding at end of period	245,336	306,289	342,474	648,867	554,499	525,700	485,570	446,247	527,871	579,000
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04	$10.59
Value at end of period	$12.29	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04
Number of accumulation units outstanding at end of period	851,224	968,920	1,168,450	1,591,509	1,872,977	1,402,091	1,281,753	1,814,026	2,150,527	1,334,264
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49	$10.03
Value at end of period	$33.53	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49
Number of accumulation units outstanding at end of period	0	888,149	1,008,842	1,392,087	1,653,197	1,912,671	2,388,971	2,279,955	2,421,462	2,432,509
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.95	$11.36	$11.26	$11.03	$11.51	$11.40	$12.68	$12.11	$10.98	$10.57
Value at end of period	$11.66	$10.95	$11.36	$11.26	$11.03	$11.51	$11.40	$12.68	$12.11	$10.98
Number of accumulation units outstanding at end of period	597,607	726,887	739,361	998,350	1,141,934	1,404,837	1,724,643	4,022,879	2,955,636	1,170,759
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.33	$14.83	$13.64	$13.76	$14.22	$12.69	$12.43	$10.05	$10.77	$9.43
Value at end of period	$16.31	$13.33	$14.83	$13.64	$13.76	$14.22	$12.69	$12.43	$10.05	$10.77
Number of accumulation units outstanding at end of period	258,741	314,990	364,973	487,243	569,195	662,560	768,231	863,255	969,147	1,095,177
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$100.36	$110.39	$106.60	$103.86	$102.48	$80.15	$79.76	$70.13	$65.05	$51.63
Value at end of period	$126.62	$100.36	$110.39	$106.60	$103.86	$102.48	$80.15	$79.76	$70.13	$65.05
Number of accumulation units outstanding at end of period	70,975	88,374	103,822	148,101	192,708	230,992	287,952	312,800	360,742	424,192
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74	$8.83
Value at end of period	$22.63	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74
Number of accumulation units outstanding at end of period	0	764,862	920,239	1,306,840	1,669,097	1,818,040	1,717,969	1,821,960	1,898,291	2,217,712
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01	$8.11
Value at end of period	$18.58	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01
Number of accumulation units outstanding at end of period	238,311	292,380	328,731	496,344	595,926	683,347	795,635	903,195	991,485	1,117,333
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20	$10.76
Value at end of period	$25.94	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20
Number of accumulation units outstanding at end of period	0	381,759	419,465	651,619	731,638	1,016,602	948,040	815,825	847,673	839,486
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21	$11.07
Value at end of period	$21.45	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21
Number of accumulation units outstanding at end of period	1,304,913	1,607,071	1,948,535	2,505,450	3,212,172	3,720,437	878,412	726,990	795,736	858,504
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$47.79	$56.17	$50.09	$42.43	$44.40	$40.95	$31.07	$27.55	$28.60	$25.82
Value at end of period	$58.68	$47.79	$56.17	$50.09	$42.43	$44.40	$40.95	$31.07	$27.55	$28.60
Number of accumulation units outstanding at end of period	542,573	667,898	814,737	1,150,908	1,220,170	1,511,929	1,785,140	1,801,828	1,976,047	2,293,500
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28	$11.65
Value at end of period	$26.73	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28
Number of accumulation units outstanding at end of period	339,932	412,640	594,957	466,980	742,470	589,862	629,222	598,783	663,516	662,061
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.25	$27.15	$19.28	$17.34	$20.92	$21.05	$22.69	$19.35	$24.04	$20.30
Value at end of period	$28.85	$22.25	$27.15	$19.28	$17.34	$20.92	$21.05	$22.69	$19.35	$24.04
Number of accumulation units outstanding at end of period	874,334	1,100,266	1,191,491	1,487,212	1,737,218	2,005,917	2,471,939	2,427,330	2,514,898	2,700,954
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.73	$21.66	$19.35	$17.13	$17.95	$15.85	$12.24	$10.36	$10.34	$8.54
Value at end of period	$23.27	$18.73	$21.66	$19.35	$17.13	$17.95	$15.85	$12.24	$10.36	$10.34
Number of accumulation units outstanding at end of period	226,488	277,377	324,226	486,379	653,026	798,745	1,176,720	871,968	628,779	635,346
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$29.60	$33.61	$29.54	$24.67	$26.02	$24.39	$17.83	$15.26	$15.71	$12.59
Value at end of period	$36.83	$29.60	$33.61	$29.54	$24.67	$26.02	$24.39	$17.83	$15.26	$15.71
Number of accumulation units outstanding at end of period	0	527,289	500,845	733,933	770,594	840,260	1,006,482	834,365	1,344,449	1,345,723
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$93.90	$94.89	$83.74	$78.72	$75.99	$68.82	$57.20	$50.75	$50.10	$44.63
Value at end of period	$114.96	$93.90	$94.89	$83.74	$78.72	$75.99	$68.82	$57.20	$50.75	$50.10
Number of accumulation units outstanding at end of period	1,174,450	1,417,294	1,635,820	2,217,269	2,555,692	2,896,799	3,145,485	3,241,919	3,524,504	3,920,389
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.90	$55.90	$48.85	$41.77	$45.57	$43.08	$33.73	$29.23	$29.95	$26.47
Value at end of period	$62.11	$49.90	$55.90	$48.85	$41.77	$45.57	$43.08	$33.73	$29.23	$29.95
Number of accumulation units outstanding at end of period	0	452,323	583,647	785,962	895,305	1,070,633	1,200,426	1,347,904	1,582,040	1,584,809
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29	$8.10
Value at end of period	$27.33	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29
Number of accumulation units outstanding at end of period	0	1,033,336	1,018,907	1,076,185	1,797,254	1,420,621	1,930,895	1,198,570	872,881	812,616
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56	$12.11
Value at end of period	$19.62	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56
Number of accumulation units outstanding at end of period	380,087	422,732	485,629	545,859	595,577	667,601	614,747	648,987	735,904	806,375

Separate Account Annual Charges of 1.65%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.97	$13.17	$11.77	$11.53	$11.84	$11.81	$10.50	$9.71	$10.24	$9.49
Value at end of period	$13.86	$11.97	$13.17	$11.77	$11.53	$11.84	$11.81	$10.50	$9.71	$10.24
Number of accumulation units outstanding at end of period	12,097,223	13,765,975	15,562,648	17,912,560	20,788,300	24,218,829	26,540,757	28,554,570	33,149,680	32,649,952
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.66	$10.54	$8.65	$8.78	$9.37	$10.54	$8.54	$7.13	$8.76	$9.81
Value at end of period	$10.67	$8.66	$10.54	$8.65	$8.78	$9.37	$10.54	$8.54	$7.13	$8.76
Number of accumulation units outstanding at end of period	248,102	303,527	347,248	397,640	515,738	449,901	540,019	155,577	69,939	169,739
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.78	$12.06	$9.93	$9.55	$9.95	$9.65	$8.64	$7.63	$8.07	$7.75
Value at end of period	$12.87	$10.78	$12.06	$9.93	$9.55	$9.95	$9.65	$8.64	$7.63	$8.07
Number of accumulation units outstanding at end of period	8,693,762	8,000,771	9,013,801	10,787,852	12,556,104	5,068,745	5,925,444	6,852,070	7,458,354	8,081,998
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.04	$14.08	$14.26	$14.48	$14.72	$14.97	$15.22	$15.47	$15.73	$15.99
Value at end of period	$14.05	$14.04	$14.08	$14.26	$14.48	$14.72	$14.97	$15.22	$15.47	$15.73
Number of accumulation units outstanding at end of period	2,654,265	3,223,046	3,331,518	4,408,410	4,356,819	4,324,128	5,460,036	6,963,293	8,416,484	9,115,635
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54	$9.99
Value at end of period	$21.64	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54
Number of accumulation units outstanding at end of period	5,931,367	6,853,728	7,956,239	10,024,014	11,525,508	12,988,990	15,162,759	17,745,331	20,163,139
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71	$7.78
Value at end of period	$19.65	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71
Number of accumulation units outstanding at end of period	2,669,801	3,163,259	3,588,295	4,626,984	5,501,552	6,392,027	7,587,930	8,993,542	10,564,876	4,802,895
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11	$13.45
Value at end of period	$22.02	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11
Number of accumulation units outstanding at end of period	1,506,692	1,752,630	1,977,803	2,430,502	2,757,810	3,308,152	4,010,423	4,681,973	4,033,510	3,779,255
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23	$9.58
Value at end of period	$12.10	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23
Number of accumulation units outstanding at end of period	4,681,084	5,229,646	5,686,731	7,040,655	8,129,661	8,924,695	10,256,655	10,710,659	4,301,972	4,791,752
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03	$7.59
Value at end of period	$10.53	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03
Number of accumulation units outstanding at end of period	408,595	453,543	526,140	646,965	815,187	960,030	1,158,242	1,131,136	1,101,227	1,270,771
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69	$12.18
Value at end of period	$38.96	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69
Number of accumulation units outstanding at end of period	5,176,826	6,180,187	7,213,298	9,127,775	10,709,800	12,615,654	8,713,943	2,112,401	2,724,627	1,903,369
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03	$10.05
Value at end of period	$20.26	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03
Number of accumulation units outstanding at end of period	4,598,145	5,445,740	6,181,033	8,044,811	9,420,147	8,624,788	4,779,055	970,127	793,834
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$20.69	$20.81	$20.91	$20.99	$21.23	$21.43	$21.64	$21.68	$21.79	$21.48
Value at end of period	$21.17	$20.69	$20.81	$20.91	$20.99	$21.23	$21.43	$21.64	$21.68	$21.79
Number of accumulation units outstanding at end of period	34,611	40,267	48,020	58,986	72,455	83,556	108,279	132,169	148,475	176,733
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44	$8.95
Value at end of period	$25.38	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44
Number of accumulation units outstanding at end of period	3,630,026	4,349,772	4,887,186	2,854,654	3,303,457	3,666,459	4,558,002	3,188,003	3,775,208	3,637,309
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.54	$11.02	$10.39	$10.10	$10.35	$9.94	$9.68	$9.12	$8.82	$8.31
Value at end of period	$11.77	$10.54	$11.02	$10.39	$10.10	$10.35	$9.94	$9.68	$9.12	$8.82
Number of accumulation units outstanding at end of period	5,009,951	5,504,313	6,312,075	7,304,167	7,108,915	7,953,540	9,788,740	12,599,922	12,893,849	11,268,717
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28	$9.37
Value at end of period	$17.03	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28
Number of accumulation units outstanding at end of period	29,081,832	33,432,839	36,914,117	45,068,732	51,674,638	58,763,209	67,383,458	75,580,264	83,035,422	90,407,563
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51	$9.63
Value at end of period	$16.74	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51
Number of accumulation units outstanding at end of period	20,460,475	23,192,413	26,327,594	31,315,325	36,256,505	40,836,335	47,327,321	52,631,044	58,979,396	65,664,893
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62	$9.86
Value at end of period	$15.43	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62
Number of accumulation units outstanding at end of period	10,359,466	11,679,730	13,147,372	15,645,279	17,842,991	20,747,229	24,455,103	27,424,675	30,468,674	33,887,801
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01	$12.67
Value at end of period	$42.54	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01
Number of accumulation units outstanding at end of period	2,053,344	927,598	1,035,521	1,220,153	1,229,815	1,309,124	1,105,509	1,146,026	1,098,591	980,480
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96	$8.13
Value at end of period	$23.43	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96
Number of accumulation units outstanding at end of period	2,731,941	3,020,692	3,278,006	3,967,654	3,998,826	3,945,574	4,127,877	4,092,024	3,266,093	3,433,711
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65	$12.49
Value at end of period	$29.71	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65
Number of accumulation units outstanding at end of period	4,230,975	1,339,541	1,496,740	1,845,698	1,831,380	1,155,632	1,015,292	960,722	294,987	200,934
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06	$12.97
Value at end of period	$39.27	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06
Number of accumulation units outstanding at end of period	2,249,967	1,050,930	1,141,832	1,395,061	1,492,983	1,364,526	1,683,607	1,795,491	1,836,737	2,324,538
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29	$7.16
Value at end of period	$18.83	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29
Number of accumulation units outstanding at end of period	115,277	133,911	150,537	194,329	245,153	290,624	382,698	433,443	488,828	559,739
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89	$8.93
Value at end of period	$21.94	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89
Number of accumulation units outstanding at end of period	608,112	713,314	792,549	940,432	1,028,554	1,032,761	1,143,336	1,363,663	1,585,371	1,764,765
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01	$10.57
Value at end of period	$12.14	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01
Number of accumulation units outstanding at end of period	3,043,033	3,142,587	3,465,478	4,364,838	4,627,480	4,741,423	2,861,575	3,548,152	4,062,233	3,769,609
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42	$9.98
Value at end of period	$33.03	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42
Number of accumulation units outstanding at end of period	0	1,995,838	2,208,166	2,657,090	3,237,652	3,825,139	4,589,290	4,474,943	5,449,850	5,244,173
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.84	$11.26	$11.17	$10.96	$11.44	$11.34	$12.63	$12.08	$10.96	$10.57
Value at end of period	$11.53	$10.84	$11.26	$11.17	$10.96	$11.44	$11.34	$12.63	$12.08	$10.96
Number of accumulation units outstanding at end of period	2,829,300	3,174,713	3,141,618	3,713,131	4,114,105	4,644,394	5,900,014	10,933,746	9,269,173	4,954,370
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.16	$14.66	$13.49	$13.63	$14.10	$12.59	$12.34	$9.99	$10.72	$9.40
Value at end of period	$16.09	$13.16	$14.66	$13.49	$13.63	$14.10	$12.59	$12.34	$9.99	$10.72
Number of accumulation units outstanding at end of period	794,240	902,176	1,005,926	1,210,925	1,384,131	1,606,054	1,982,123	2,247,770	2,541,000	2,903,282
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$97.21	$107.04	$103.47	$100.92	$99.67	$78.03	$77.74	$68.41	$63.52	$50.47
Value at end of period	$122.53	$97.21	$107.04	$103.47	$100.92	$99.67	$78.03	$77.74	$68.41	$63.52
Number of accumulation units outstanding at end of period	83,200	102,534	117,261	163,262	196,857	234,347	312,233	363,597	431,868	510,504
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69	$8.80
Value at end of period	$22.31	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69
Number of accumulation units outstanding at end of period	0	3,032,039	3,374,615	4,020,101	4,368,279	4,851,044	5,466,389	6,256,588	6,969,874	7,592,795
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96	$8.08
Value at end of period	$18.32	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96
Number of accumulation units outstanding at end of period	844,998	988,908	1,060,060	1,382,024	1,617,077	1,908,915	2,247,001	2,704,592	3,006,946	3,549,908
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09	$10.68
Value at end of period	$25.48	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09
Number of accumulation units outstanding at end of period	0	1,375,706	1,503,515	1,854,669	2,164,594	2,590,504	2,766,559	2,471,470	2,465,574	2,618,723
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14	$11.01
Value at end of period	$21.14	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14
Number of accumulation units outstanding at end of period	2,772,394	3,192,581	3,594,313	4,440,911	5,278,999	6,189,568	3,052,219	2,556,370	2,714,886	3,483,701
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.51	$54.73	$48.86	$41.42	$43.39	$40.06	$30.42	$27.00	$28.06	$25.36
Value at end of period	$57.06	$46.51	$54.73	$48.86	$41.42	$43.39	$40.06	$30.42	$27.00	$28.06
Number of accumulation units outstanding at end of period	486,243	575,186	655,552	822,448	859,168	957,524	1,108,099	1,194,456	1,424,895	1,501,512
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46	$11.82
Value at end of period	$26.83	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46
Number of accumulation units outstanding at end of period	757,053	898,803	1,043,252	1,058,505	1,429,868	1,348,724	1,470,768	1,335,860	1,458,990	1,480,914
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.78	$26.61	$18.92	$17.03	$20.56	$20.72	$22.35	$19.08	$23.73	$20.06
Value at end of period	$28.22	$21.78	$26.61	$18.92	$17.03	$20.56	$20.72	$22.35	$19.08	$23.73
Number of accumulation units outstanding at end of period	1,842,922	2,138,583	2,529,672	2,879,578	3,320,194	3,771,303	4,269,089	4,363,507	4,231,276	4,464,015
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$28.48	$25.46	$22.57	$23.67	$20.93	$16.17	$13.70	$13.68	$11.31
Value at end of period	$30.52	$24.59	$28.48	$25.46	$22.57	$23.67	$20.93	$16.17	$13.70	$13.68
Number of accumulation units outstanding at end of period	693,621	803,855	904,319	1,127,947	1,355,718	1,632,306	2,487,104	2,228,664	1,941,144	2,095,654
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$33.08	$29.10	$24.33	$25.69	$24.10	$17.64	$15.11	$15.57	$12.49
Value at end of period	$36.18	$29.10	$33.08	$29.10	$24.33	$25.69	$24.10	$17.64	$15.11	$15.57
Number of accumulation units outstanding at end of period	0	1,288,200	1,329,479	1,715,841	1,897,061	1,913,343	2,309,888	2,087,884	2,752,075	3,141,380
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$90.95	$92.01	$81.28	$76.49	$73.91	$67.00	$55.75	$49.51	$48.93	$43.63
Value at end of period	$111.24	$90.95	$92.01	$81.28	$76.49	$73.91	$67.00	$55.75	$49.51	$48.93
Number of accumulation units outstanding at end of period	4,628,212	5,223,970	5,725,076	6,660,342	6,954,634	7,161,057	7,821,719	7,967,085	8,380,631	9,126,872
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$48.33	$54.20	$47.41	$40.59	$44.32	$41.94	$32.87	$28.51	$29.25	$25.87
Value at end of period	$60.10	$48.33	$54.20	$47.41	$40.59	$44.32	$41.94	$32.87	$28.51	$29.25
Number of accumulation units outstanding at end of period	0	1,124,079	1,288,491	1,628,900	1,742,268	1,965,145	2,321,325	2,606,467	2,896,143	2,715,477
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26	$8.08
Value at end of period	$26.98	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26
Number of accumulation units outstanding at end of period	0	2,257,836	2,485,518	2,939,189	3,588,951	3,194,665	3,466,162	2,969,446	2,227,872	2,043,344
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48	$12.05
Value at end of period	$19.33	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48
Number of accumulation units outstanding at end of period	1,658,820	1,888,522	2,057,790	2,165,491	2,248,787	2,316,150	1,680,056	1,902,325	1,874,984	2,050,959
Separate Account Annual Charges of 1.70%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.90	$13.10	$11.72	$11.49	$11.80	$11.78	$10.47	$9.69	$10.23	$9.48
Value at end of period	$13.78	$11.90	$13.10	$11.72	$11.49	$11.80	$11.78	$10.47	$9.69	$10.23
Number of accumulation units outstanding at end of period	1,537,387	1,751,829	1,976,925	2,193,052	2,655,356	3,108,101	3,256,569	3,455,651	3,693,381	3,721,600
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.62	$10.49	$8.62	$8.76	$9.34	$10.52	$8.53	$7.12	$8.76	$9.80
Value at end of period	$10.61	$8.62	$10.49	$8.62	$8.76	$9.34	$10.52	$8.53	$7.12	$8.76
Number of accumulation units outstanding at end of period	48,991	56,106	59,750	54,831	71,127	78,743	121,487	24,280	9,568	12,538
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.72	$12.00	$9.89	$9.51	$9.92	$9.62	$8.61	$7.61	$8.06	$7.74
Value at end of period	$12.79	$10.72	$12.00	$9.89	$9.51	$9.92	$9.62	$8.61	$7.61	$8.06
Number of accumulation units outstanding at end of period	1,411,198	1,040,715	1,213,864	1,446,560	1,819,083	586,267	651,993	709,004	752,428	818,579
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.87	$13.92	$14.10	$14.33	$14.58	$14.83	$15.08	$15.34	$15.60	$15.87
Value at end of period	$13.87	$13.87	$13.92	$14.10	$14.33	$14.58	$14.83	$15.08	$15.34	$15.60
Number of accumulation units outstanding at end of period	1,569,610	1,702,253	2,086,787	2,418,733	2,785,860	3,070,489	3,537,950	3,879,800	4,162,838	4,773,219
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54	$9.99
Value at end of period	$21.54	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54
Number of accumulation units outstanding at end of period	1,514,267	1,702,047	1,992,908	2,348,510	2,697,630	3,000,045	2,918,196	3,318,380	3,747,317
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70	$7.77
Value at end of period	$19.52	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70
Number of accumulation units outstanding at end of period	983,985	1,160,668	1,384,405	1,741,114	2,088,469	2,470,261	2,946,050	3,669,787	4,487,171	2,991,951
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06	$13.41
Value at end of period	$21.85	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06
Number of accumulation units outstanding at end of period	618,110	725,896	868,482	1,099,189	1,239,542	1,452,791	1,740,081	2,026,776	2,219,344	2,466,409
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21	$9.56
Value at end of period	$12.02	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21
Number of accumulation units outstanding at end of period	960,321	1,125,730	1,225,924	1,433,858	1,670,032	1,842,423	2,087,403	2,331,073	633,451	756,156
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02	$7.58
Value at end of period	$10.46	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02
Number of accumulation units outstanding at end of period	56,492	73,825	92,972	113,924	137,858	177,008	264,951	179,506	188,041	257,004
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64	$12.15
Value at end of period	$38.65	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64
Number of accumulation units outstanding at end of period	1,703,710	2,054,575	2,505,551	3,023,818	3,520,520	4,127,734	1,166,303	534,159	645,863	354,546
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02	$10.05
Value at end of period	$20.17	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02
Number of accumulation units outstanding at end of period	1,586,983	1,877,257	2,162,782	2,622,228	3,086,588	3,367,135	2,720,142	347,097	454,492
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$20.41	$20.55	$20.65	$20.74	$20.98	$21.20	$21.42	$21.47	$21.59	$21.29
Value at end of period	$20.88	$20.41	$20.55	$20.65	$20.74	$20.98	$21.20	$21.42	$21.47	$21.59
Number of accumulation units outstanding at end of period	170,492	201,589	240,005	276,658	314,802	366,670	413,339	473,423	541,365	698,357
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39	$8.91
Value at end of period	$25.14	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39
Number of accumulation units outstanding at end of period	2,206,028	2,733,258	3,166,196	1,694,248	1,973,473	2,268,580	2,594,824	2,597,026	2,991,666	3,452,664
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.49	$10.97	$10.36	$10.06	$10.32	$9.92	$9.66	$9.11	$8.81	$8.31
Value at end of period	$11.71	$10.49	$10.97	$10.36	$10.06	$10.32	$9.92	$9.66	$9.11	$8.81
Number of accumulation units outstanding at end of period	1,482,298	1,523,464	1,610,699	1,810,189	1,957,920	2,187,584	2,630,345	2,781,260	2,754,472	2,697,248
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28	$9.37
Value at end of period	$16.95	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28
Number of accumulation units outstanding at end of period	3,241,111	3,723,109	4,256,721	5,281,337	6,448,000	7,149,564	7,926,110	8,659,484	9,339,028	10,270,361
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50	$9.63
Value at end of period	$16.65	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50
Number of accumulation units outstanding at end of period	3,056,309	3,473,655	4,023,963	5,280,057	6,100,133	6,663,231	7,601,553	8,463,731	8,955,848	9,590,943
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61	$9.85
Value at end of period	$15.35	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61
Number of accumulation units outstanding at end of period	2,292,010	2,612,551	2,924,561	3,442,059	3,761,180	4,226,347	4,614,161	4,984,037	5,331,195	5,863,080
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00	$12.66
Value at end of period	$42.31	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00
Number of accumulation units outstanding at end of period	503,337	302,288	336,255	384,344	428,850	454,001	403,035	427,808	457,843	503,489
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95	$8.13
Value at end of period	$23.29	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95
Number of accumulation units outstanding at end of period	1,663,512	1,964,457	2,283,176	2,628,314	2,989,387	3,521,651	3,884,650	4,487,089	4,937,104	5,831,461
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64	$12.48
Value at end of period	$29.55	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64
Number of accumulation units outstanding at end of period	1,211,358	257,476	255,687	309,832	339,692	149,744	97,375	113,610	111,472	92,052
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04	$12.97
Value at end of period	$39.06	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04
Number of accumulation units outstanding at end of period	827,957	746,230	898,300	1,092,859	1,232,145	1,412,195	1,601,547	1,831,013	2,105,460	2,482,145
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25	$7.12
Value at end of period	$18.65	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25
Number of accumulation units outstanding at end of period	39,947	46,934	49,426	92,524	115,269	134,867	148,924	201,202	262,328	314,195
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88	$8.92
Value at end of period	$21.81	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88
Number of accumulation units outstanding at end of period	77,718	95,269	118,419	148,993	154,647	147,447	188,495	182,286	214,608	248,836
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99	$10.56
Value at end of period	$12.07	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99
Number of accumulation units outstanding at end of period	494,742	452,484	484,218	569,669	662,842	599,396	643,117	891,327	1,257,147	709,327
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38	$9.96
Value at end of period	$32.79	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38
Number of accumulation units outstanding at end of period	0	307,978	354,563	404,457	467,783	511,251	697,244	659,565	698,960	841,956
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.79	$11.21	$11.12	$10.92	$11.41	$11.32	$12.61	$12.06	$10.95	$10.56
Value at end of period	$11.47	$10.79	$11.21	$11.12	$10.92	$11.41	$11.32	$12.61	$12.06	$10.95
Number of accumulation units outstanding at end of period	644,714	737,395	804,380	891,649	1,021,357	1,155,486	1,314,366	1,960,578	1,696,374	1,094,361
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.07	$14.57	$13.42	$13.56	$14.03	$12.54	$12.30	$9.96	$10.70	$9.38
Value at end of period	$15.98	$13.07	$14.57	$13.42	$13.56	$14.03	$12.54	$12.30	$9.96	$10.70
Number of accumulation units outstanding at end of period	103,141	121,656	131,799	147,864	172,829	188,797	218,489	241,042	280,998	334,955
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$95.74	$105.48	$102.01	$99.55	$98.37	$77.05	$76.80	$67.62	$62.82	$49.93
Value at end of period	$120.62	$95.74	$105.48	$102.01	$99.55	$98.37	$77.05	$76.80	$67.62	$62.82
Number of accumulation units outstanding at end of period	61,926	70,146	81,195	102,209	119,977	135,602	166,168	196,694	231,154	268,696
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67	$8.78
Value at end of period	$22.15	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67
Number of accumulation units outstanding at end of period	0	320,163	371,064	447,480	474,543	536,280	653,521	743,898	819,616	920,705
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94	$8.07
Value at end of period	$18.19	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94
Number of accumulation units outstanding at end of period	107,251	122,867	141,386	175,809	197,063	227,848	261,832	302,015	433,174	511,763
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04	$10.64
Value at end of period	$25.26	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04
Number of accumulation units outstanding at end of period	0	167,293	184,120	261,015	305,662	363,275	396,943	246,110	328,673	321,611
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10	$10.99
Value at end of period	$20.98	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10
Number of accumulation units outstanding at end of period	1,654,246	2,031,064	2,518,766	3,084,434	3,689,134	4,285,297	607,344	552,540	590,476	673,114
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.92	$54.06	$48.28	$40.96	$42.92	$39.65	$30.13	$26.76	$27.82	$25.16
Value at end of period	$56.30	$45.92	$54.06	$48.28	$40.96	$42.92	$39.65	$30.13	$26.76	$27.82
Number of accumulation units outstanding at end of period	659,088	802,382	941,094	1,133,305	1,324,940	1,504,261	1,725,469	1,976,680	2,249,648	2,554,507
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17	$11.57
Value at end of period	$26.13	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17
Number of accumulation units outstanding at end of period	102,112	118,152	139,664	138,229	179,077	140,126	162,708	159,407	152,743	151,268
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.55	$26.34	$18.74	$16.88	$20.39	$20.55	$22.18	$18.94	$23.58	$19.94
Value at end of period	$27.90	$21.55	$26.34	$18.74	$16.88	$20.39	$20.55	$22.18	$18.94	$23.58
Number of accumulation units outstanding at end of period	365,515	424,832	499,439	549,402	618,221	705,926	823,318	841,692	965,704	1,011,850
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.42	$21.35	$19.09	$16.93	$17.77	$15.72	$12.15	$10.30	$10.29	$8.52
Value at end of period	$22.86	$18.42	$21.35	$19.09	$16.93	$17.77	$15.72	$12.15	$10.30	$10.29
Number of accumulation units outstanding at end of period	161,613	208,132	234,351	278,487	360,756	426,422	509,519	499,022	414,337	501,493
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.86	$32.81	$28.89	$24.17	$25.52	$23.96	$17.54	$15.04	$15.50	$12.45
Value at end of period	$35.86	$28.86	$32.81	$28.89	$24.17	$25.52	$23.96	$17.54	$15.04	$15.50
Number of accumulation units outstanding at end of period	0	228,782	240,705	289,463	347,648	384,966	520,866	432,742	437,975	561,305
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$89.58	$90.67	$80.14	$75.45	$72.94	$66.16	$55.07	$48.94	$48.39	$43.17
Value at end of period	$109.51	$89.58	$90.67	$80.14	$75.45	$72.94	$66.16	$55.07	$48.94	$48.39
Number of accumulation units outstanding at end of period	868,548	1,057,953	1,222,086	1,453,198	1,610,547	1,809,212	2,078,595	2,312,238	2,665,152	3,062,578
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$47.61	$53.41	$46.74	$40.03	$43.74	$41.41	$32.47	$28.18	$28.93	$25.60
Value at end of period	$59.16	$47.61	$53.41	$46.74	$40.03	$43.74	$41.41	$32.47	$28.18	$28.93
Number of accumulation units outstanding at end of period	0	496,105	572,856	694,967	792,598	930,979	1,200,586	1,380,414	1,647,604	1,806,131
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24	$8.06
Value at end of period	$26.81	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24
Number of accumulation units outstanding at end of period	0	403,904	458,615	511,495	668,753	504,753	611,341	553,700	474,261	521,491
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44	$12.02
Value at end of period	$19.19	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44
Number of accumulation units outstanding at end of period	238,268	285,038	302,115	335,893	382,332	390,868	343,796	371,527	412,626	456,831

Separate Account Annual Charges of 1.75%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.84	$13.04	$11.67	$11.44	$11.76	$11.74	$10.45	$9.67	$10.21	$9.47
Value at end of period	$13.70	$11.84	$13.04	$11.67	$11.44	$11.76	$11.74	$10.45	$9.67	$10.21
Number of accumulation units outstanding at end of period	207,188	294,503	308,181	374,845	407,294	586,669	747,046	571,493	1,024,482	1,130,871
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.58	$10.45	$8.59	$8.73	$9.32	$10.50	$8.52	$7.11	$8.75	$9.80
Value at end of period	$10.56	$8.58	$10.45	$8.59	$8.73	$9.32	$10.50	$8.52	$7.11	$8.75
Number of accumulation units outstanding at end of period	5,826	6,228	6,396	7,279	14,638	8,302	16,230	1,784	0	0
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.66	$11.94	$9.84	$9.47	$9.88	$9.59	$8.59	$7.60	$8.04	$7.73
Value at end of period	$12.71	$10.66	$11.94	$9.84	$9.47	$9.88	$9.59	$8.59	$7.60	$8.04
Number of accumulation units outstanding at end of period	330,424	145,601	158,361	217,243	286,016	14,793	14,248	24,179	37,366	38,074
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.62	$13.67	$13.86	$14.09	$14.34	$14.59	$14.85	$15.12	$15.38	$15.65
Value at end of period	$13.61	$13.62	$13.67	$13.86	$14.09	$14.34	$14.59	$14.85	$15.12	$15.38
Number of accumulation units outstanding at end of period	237,415	282,484	351,446	341,436	402,034	418,480	419,666	511,459	598,840	840,172
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54	$9.99
Value at end of period	$21.44	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54
Number of accumulation units outstanding at end of period	139,634	182,024	214,980	254,639	312,581	350,643	437,375	558,357	684,332
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68	$7.77
Value at end of period	$19.40	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68
Number of accumulation units outstanding at end of period	787,250	925,503	1,028,896	1,264,489	1,467,003	1,680,455	1,935,272	2,286,125	2,742,774	2,224,320
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01	$13.37
Value at end of period	$21.67	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01
Number of accumulation units outstanding at end of period	182,241	208,754	235,271	293,879	340,213	426,367	479,775	620,937	726,481	863,810
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18	$9.55
Value at end of period	$11.94	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18
Number of accumulation units outstanding at end of period	163,553	202,714	225,687	301,028	352,061	375,482	439,447	544,244	107,339	138,277
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01	$7.57
Value at end of period	$10.40	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01
Number of accumulation units outstanding at end of period	8,934	9,924	10,626	23,604	27,571	31,359	63,876	41,892	34,798	42,289
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60	$12.11
Value at end of period	$38.34	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60
Number of accumulation units outstanding at end of period	359,592	424,098	472,783	576,312	680,719	767,747	179,083	78,894	103,158	58,940
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02	$10.05
Value at end of period	$20.07	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02
Number of accumulation units outstanding at end of period	384,582	471,669	534,395	658,099	744,320	756,686	693,569	152,572	176,268
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$20.07	$20.21	$20.33	$20.43	$20.67	$20.90	$21.12	$21.18	$21.31	$21.03
Value at end of period	$20.52	$20.07	$20.21	$20.33	$20.43	$20.67	$20.90	$21.12	$21.18	$21.31
Number of accumulation units outstanding at end of period	39,526	47,017	51,282	58,382	67,139	78,398	87,324	108,190	122,106	146,749
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33	$8.87
Value at end of period	$24.91	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33
Number of accumulation units outstanding at end of period	608,031	701,221	790,659	383,269	441,194	502,651	623,604	648,471	781,461	913,587
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.44	$10.93	$10.32	$10.03	$10.29	$9.89	$9.65	$9.10	$8.81	$8.31
Value at end of period	$11.65	$10.44	$10.93	$10.32	$10.03	$10.29	$9.89	$9.65	$9.10	$8.81
Number of accumulation units outstanding at end of period	310,567	328,101	315,648	371,652	281,210	279,620	235,834	328,632	279,668	367,431
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27	$9.37
Value at end of period	$16.86	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27
Number of accumulation units outstanding at end of period	302,706	350,682	402,186	479,600	560,519	585,454	657,788	967,993	1,055,184	1,232,540
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50	$9.62
Value at end of period	$16.56	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50
Number of accumulation units outstanding at end of period	251,092	311,112	347,372	404,699	519,141	467,083	542,821	613,105	699,255	667,671
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60	$9.85
Value at end of period	$15.27	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60
Number of accumulation units outstanding at end of period	317,749	306,855	399,179	551,499	479,405	554,520	712,822	784,921	888,475	916,906
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99	$12.66
Value at end of period	$42.08	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99
Number of accumulation units outstanding at end of period	151,138	134,834	141,739	188,448	217,866	212,702	240,680	269,744	320,643	369,472
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94	$8.12
Value at end of period	$23.15	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94
Number of accumulation units outstanding at end of period	306,328	360,385	391,113	440,038	473,401	525,487	561,630	658,566	785,637	998,454
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63	$12.48
Value at end of period	$29.39	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63
Number of accumulation units outstanding at end of period	440,922	98,469	119,720	151,351	174,878	26,905	19,418	21,886	15,071	1,463
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03	$12.96
Value at end of period	$38.84	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03
Number of accumulation units outstanding at end of period	187,700	117,935	125,720	139,092	165,970	195,224	229,048	277,169	322,879	415,384
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20	$7.09
Value at end of period	$18.48	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20
Number of accumulation units outstanding at end of period	54,800	64,664	81,972	102,702	119,923	142,742	168,916	214,984	247,873	286,727
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86	$8.91
Value at end of period	$21.68	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86
Number of accumulation units outstanding at end of period	7,825	12,860	23,729	26,003	19,693	22,511	26,717	29,648	55,529	44,468
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98	$10.55
Value at end of period	$12.00	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98
Number of accumulation units outstanding at end of period	71,135	72,622	95,468	123,355	125,973	110,869	120,410	144,863	254,563	212,507
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35	$9.94
Value at end of period	$32.54	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35
Number of accumulation units outstanding at end of period	0	73,769	70,022	66,060	78,394	83,927	111,994	116,198	149,529	178,126
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.74	$11.16	$11.08	$10.88	$11.37	$11.29	$12.59	$12.05	$10.94	$10.56
Value at end of period	$11.41	$10.74	$11.16	$11.08	$10.88	$11.37	$11.29	$12.59	$12.05	$10.94
Number of accumulation units outstanding at end of period	77,966	83,632	80,172	125,021	144,694	180,503	192,950	272,814	226,173	158,549
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.99	$14.49	$13.34	$13.50	$13.97	$12.49	$12.26	$9.93	$10.67	$9.36
Value at end of period	$15.87	$12.99	$14.49	$13.34	$13.50	$13.97	$12.49	$12.26	$9.93	$10.67
Number of accumulation units outstanding at end of period	5,804	10,928	18,932	21,543	28,653	25,639	29,088	35,292	45,901	53,304
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$94.30	$103.94	$100.57	$98.19	$97.08	$76.08	$75.87	$66.84	$62.12	$49.40
Value at end of period	$118.74	$94.30	$103.94	$100.57	$98.19	$97.08	$76.08	$75.87	$66.84	$62.12
Number of accumulation units outstanding at end of period	18,226	21,108	24,144	32,526	39,530	44,070	54,694	67,961	81,510	104,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64	$8.76
Value at end of period	$21.99	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64
Number of accumulation units outstanding at end of period	0	86,056	94,537	65,026	67,461	71,831	96,568	108,857	127,463	154,749
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91	$8.05
Value at end of period	$18.07	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91
Number of accumulation units outstanding at end of period	14,988	16,166	16,957	20,112	29,990	33,120	39,956	65,342	91,440	104,288
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99	$10.60
Value at end of period	$25.03	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99
Number of accumulation units outstanding at end of period	0	129,792	145,174	168,778	198,345	222,030	245,614	292,800	320,523	359,615
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07	$10.96
Value at end of period	$20.82	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07
Number of accumulation units outstanding at end of period	451,506	502,776	570,975	678,619	816,902	959,918	128,558	121,858	148,295	188,722
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.33	$53.40	$47.72	$40.50	$42.46	$39.25	$29.84	$26.51	$27.58	$24.95
Value at end of period	$55.56	$45.33	$53.40	$47.72	$40.50	$42.46	$39.25	$29.84	$26.51	$27.58
Number of accumulation units outstanding at end of period	83,341	94,165	103,325	127,285	148,496	176,718	197,760	231,946	281,912	337,800
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13	$11.54
Value at end of period	$25.94	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13
Number of accumulation units outstanding at end of period	41,963	49,654	48,366	38,061	49,741	36,665	42,183	44,382	43,199	48,642
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.32	$26.08	$18.56	$16.72	$20.21	$20.38	$22.01	$18.81	$23.42	$19.82
Value at end of period	$27.60	$21.32	$26.08	$18.56	$16.72	$20.21	$20.38	$22.01	$18.81	$23.42
Number of accumulation units outstanding at end of period	85,631	83,851	97,797	87,031	99,093	115,167	135,222	162,360	180,430	206,305
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.32	$21.24	$19.01	$16.87	$17.71	$15.67	$12.13	$10.28	$10.28	$8.51
Value at end of period	$22.72	$18.32	$21.24	$19.01	$16.87	$17.71	$15.67	$12.13	$10.28	$10.28
Number of accumulation units outstanding at end of period	17,154	20,993	22,074	35,110	42,517	55,815	83,513	79,203	60,593	63,348
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.62	$32.55	$28.67	$24.00	$25.36	$23.82	$17.45	$14.96	$15.44	$12.40
Value at end of period	$35.54	$28.62	$32.55	$28.67	$24.00	$25.36	$23.82	$17.45	$14.96	$15.44
Number of accumulation units outstanding at end of period	0	66,164	64,625	66,650	109,053	81,741	128,407	133,682	170,175	191,942
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$88.23	$89.35	$79.01	$74.42	$71.99	$65.33	$54.41	$48.38	$47.85	$42.71
Value at end of period	$107.80	$88.23	$89.35	$79.01	$74.42	$71.99	$65.33	$54.41	$48.38	$47.85
Number of accumulation units outstanding at end of period	210,632	226,987	268,551	348,309	391,362	460,029	531,694	635,942	730,033	894,237
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.89	$52.63	$46.09	$39.49	$43.17	$40.89	$32.08	$27.86	$28.61	$25.33
Value at end of period	$58.24	$46.89	$52.63	$46.09	$39.49	$43.17	$40.89	$32.08	$27.86	$28.61
Number of accumulation units outstanding at end of period	0	139,262	161,195	207,306	232,104	266,749	322,215	392,755	469,128	539,055
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23	$8.05
Value at end of period	$26.64	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23
Number of accumulation units outstanding at end of period	0	71,326	67,701	78,974	102,501	54,997	72,871	61,096	95,002	109,783
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41	$11.99
Value at end of period	$19.05	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41
Number of accumulation units outstanding at end of period	63,713	92,296	97,147	119,589	128,789	108,814	112,068	139,920	155,542	171,109
Separate Account Annual Charges of 1.80%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.77	$12.97	$11.62	$11.40	$11.72	$11.71	$10.42	$9.65	$10.20	$9.46
Value at end of period	$13.61	$11.77	$12.97	$11.62	$11.40	$11.72	$11.71	$10.42	$9.65	$10.20
Number of accumulation units outstanding at end of period	2,257,433	2,629,786	2,847,479	3,294,533	3,868,599	4,441,910	4,756,287	4,580,132	5,320,212	4,848,084
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.54	$10.41	$8.56	$8.70	$9.29	$10.47	$8.50	$7.11	$8.75	$9.80
Value at end of period	$10.50	$8.54	$10.41	$8.56	$8.70	$9.29	$10.47	$8.50	$7.11	$8.75
Number of accumulation units outstanding at end of period	150,535	162,777	168,244	205,751	272,824	192,919	163,733	94,568	24,532	14,690
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.60	$11.88	$9.80	$9.43	$9.85	$9.56	$8.57	$7.58	$8.03	$7.73
Value at end of period	$12.64	$10.60	$11.88	$9.80	$9.43	$9.85	$9.56	$8.57	$7.58	$8.03
Number of accumulation units outstanding at end of period	2,077,258	1,481,776	1,734,650	2,232,581	2,683,685	1,146,671	1,207,036	1,158,093	1,230,977	1,372,236
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.41	$13.47	$13.66	$13.90	$14.15	$14.41	$14.67	$14.94	$15.21	$15.49
Value at end of period	$13.40	$13.41	$13.47	$13.66	$13.90	$14.15	$14.41	$14.67	$14.94	$15.21
Number of accumulation units outstanding at end of period	1,567,020	1,827,729	2,014,602	2,500,099	3,366,176	3,388,569	4,442,237	4,613,915	5,753,834	6,397,630
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53	$9.99
Value at end of period	$21.35	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53
Number of accumulation units outstanding at end of period	1,550,443	1,753,663	2,000,543	2,677,847	3,137,548	3,610,105	4,129,724	4,809,114	5,344,579
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67	$7.76
Value at end of period	$19.29	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67
Number of accumulation units outstanding at end of period	1,981,561	2,250,533	2,549,850	3,336,025	3,855,243	4,495,805	5,251,103	6,151,869	7,047,014	4,737,771
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96	$13.33
Value at end of period	$21.50	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96
Number of accumulation units outstanding at end of period	815,095	943,868	1,105,217	1,424,130	1,509,264	1,769,712	2,133,974	2,482,713	2,405,079	2,614,587
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16	$9.53
Value at end of period	$11.85	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16
Number of accumulation units outstanding at end of period	1,235,673	1,418,785	1,566,450	2,125,528	2,444,387	2,718,956	3,227,494	3,325,817	1,390,250	1,654,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00	$7.57
Value at end of period	$10.34	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00
Number of accumulation units outstanding at end of period	132,086	154,015	166,972	225,340	257,343	294,580	408,827	314,283	297,723	391,365
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55	$12.08
Value at end of period	$38.04	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55
Number of accumulation units outstanding at end of period	1,965,021	2,296,959	2,647,782	3,529,876	4,152,669	4,944,671	2,408,923	850,563	947,950	591,995
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01	$10.04
Value at end of period	$19.98	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01
Number of accumulation units outstanding at end of period	1,943,826	2,204,775	2,501,649	3,306,798	3,951,601	4,130,932	2,443,672	461,779	592,607
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$19.77	$19.92	$20.04	$20.15	$20.40	$20.64	$20.87	$20.94	$21.07	$20.81
Value at end of period	$20.20	$19.77	$19.92	$20.04	$20.15	$20.40	$20.64	$20.87	$20.94	$21.07
Number of accumulation units outstanding at end of period	102,636	109,625	119,065	169,131	201,864	224,403	277,230	336,286	424,985	530,599
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28	$8.84
Value at end of period	$24.67	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28
Number of accumulation units outstanding at end of period	2,310,169	2,686,612	3,115,560	1,549,085	1,770,005	2,038,945	2,421,220	2,023,437	2,377,780	2,888,373
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.39	$10.88	$10.28	$10.00	$10.27	$9.87	$9.63	$9.09	$8.80	$8.31
Value at end of period	$11.59	$10.39	$10.88	$10.28	$10.00	$10.27	$9.87	$9.63	$9.09	$8.80
Number of accumulation units outstanding at end of period	1,347,257	1,481,839	1,819,742	2,365,464	2,326,323	2,879,308	3,173,372	4,157,492	4,807,901	2,875,864
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26	$9.36
Value at end of period	$16.77	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26
Number of accumulation units outstanding at end of period	7,468,317	8,458,412	9,651,893	12,146,722	15,144,257	18,140,729	20,706,858	22,129,608	23,660,153	25,710,826
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49	$9.62
Value at end of period	$16.48	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49
Number of accumulation units outstanding at end of period	4,339,539	4,856,097	5,389,180	6,776,859	7,820,578	9,174,565	10,006,371	10,781,592	12,280,940	13,847,272
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60	$9.85
Value at end of period	$15.19	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60
Number of accumulation units outstanding at end of period	2,390,204	2,848,182	3,292,490	4,098,739	4,861,508	5,811,071	6,445,119	7,032,497	7,634,659	8,948,023
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97	$12.65
Value at end of period	$41.85	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97
Number of accumulation units outstanding at end of period	830,410	479,558	398,630	534,708	589,681	591,763	538,346	603,059	623,596	621,152
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92	$8.11
Value at end of period	$23.02	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92
Number of accumulation units outstanding at end of period	1,317,273	1,479,432	1,615,840	2,000,629	2,194,759	2,167,937	2,247,135	2,391,217	2,342,300	2,936,570
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61	$12.47
Value at end of period	$29.23	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61
Number of accumulation units outstanding at end of period	1,682,520	505,969	594,191	688,907	712,260	272,080	241,004	221,468	221,530	224,171
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01	$12.96
Value at end of period	$38.63	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01
Number of accumulation units outstanding at end of period	870,116	420,952	485,650	591,914	749,470	748,568	809,291	890,508	992,399	1,252,894
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16	$7.06
Value at end of period	$18.30	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16
Number of accumulation units outstanding at end of period	110,988	129,774	147,812	219,284	256,095	298,977	385,461	474,519	523,504	580,520
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85	$8.91
Value at end of period	$21.55	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85
Number of accumulation units outstanding at end of period	185,504	210,974	256,170	373,210	413,243	333,845	368,513	364,235	469,399	494,420
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96	$10.54
Value at end of period	$11.93	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96
Number of accumulation units outstanding at end of period	1,061,128	954,710	1,152,826	1,312,245	1,558,869	1,340,517	1,105,563	1,269,277	1,537,962	1,315,740
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31	$9.91
Value at end of period	$32.30	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31
Number of accumulation units outstanding at end of period	0	675,309	712,012	935,381	1,176,252	1,381,374	1,630,441	1,509,289	1,736,449	1,752,103
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.68	$11.11	$11.04	$10.85	$11.34	$11.26	$12.56	$12.03	$10.93	$10.55
Value at end of period	$11.34	$10.68	$11.11	$11.04	$10.85	$11.34	$11.26	$12.56	$12.03	$10.93
Number of accumulation units outstanding at end of period	724,106	913,740	897,098	1,200,912	1,283,717	1,525,887	1,824,281	4,667,791	4,320,794	1,388,091
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.90	$14.40	$13.27	$13.43	$13.91	$12.44	$12.22	$9.90	$10.65	$9.35
Value at end of period	$15.76	$12.90	$14.40	$13.27	$13.43	$13.91	$12.44	$12.22	$9.90	$10.65
Number of accumulation units outstanding at end of period	184,170	216,339	250,815	314,103	357,531	397,425	472,843	527,120	606,050	692,761
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$92.88	$102.42	$99.16	$96.86	$95.81	$75.12	$74.95	$66.07	$61.44	$48.88
Value at end of period	$116.89	$92.88	$102.42	$99.16	$96.86	$95.81	$75.12	$74.95	$66.07	$61.44
Number of accumulation units outstanding at end of period	88,025	102,169	113,945	157,669	182,511	211,136	264,528	297,080	348,401	404,020
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62	$8.74
Value at end of period	$21.84	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62
Number of accumulation units outstanding at end of period	0	603,383	663,664	855,163	979,706	1,045,520	1,159,882	1,246,234	1,402,454	1,614,112
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89	$8.04
Value at end of period	$17.94	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89
Number of accumulation units outstanding at end of period	205,499	241,913	281,191	384,190	485,174	589,064	685,687	786,358	975,691	1,137,911
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93	$10.55
Value at end of period	$24.81	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93
Number of accumulation units outstanding at end of period	0	298,665	301,384	384,096	468,120	566,398	643,623	586,623	596,557	755,522
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03	$10.94
Value at end of period	$20.67	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03
Number of accumulation units outstanding at end of period	1,629,398	1,837,742	2,133,008	2,554,677	3,095,046	3,960,762	1,175,556	894,306	959,336	1,123,219
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.76	$52.74	$47.16	$40.04	$42.01	$38.85	$29.55	$26.26	$27.34	$24.74
Value at end of period	$54.82	$44.76	$52.74	$47.16	$40.04	$42.01	$38.85	$29.55	$26.26	$27.34
Number of accumulation units outstanding at end of period	397,094	436,015	538,225	646,493	686,568	777,321	870,680	891,048	1,022,651	1,201,379
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79	$13.00
Value at end of period	$29.09	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79
Number of accumulation units outstanding at end of period	223,207	245,520	285,246	292,021	409,943	317,463	331,199	324,660	384,623	343,403
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.10	$25.82	$18.38	$16.57	$20.04	$20.22	$21.84	$18.68	$23.27	$19.70
Value at end of period	$27.29	$21.10	$25.82	$18.38	$16.57	$20.04	$20.22	$21.84	$18.68	$23.27
Number of accumulation units outstanding at end of period	627,296	699,424	797,221	1,065,489	1,217,004	1,349,828	1,541,334	1,573,188	1,616,591	1,772,314
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$29.44	$34.15	$30.57	$27.14	$28.51	$25.24	$19.54	$16.58	$16.58	$13.73
Value at end of period	$36.49	$29.44	$34.15	$30.57	$27.14	$28.51	$25.24	$19.54	$16.58	$16.58
Number of accumulation units outstanding at end of period	133,992	159,274	178,130	239,184	310,542	373,901	579,514	493,135	324,403	357,238
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.37	$32.30	$28.46	$23.83	$25.20	$23.68	$17.35	$14.89	$15.37	$12.35
Value at end of period	$35.22	$28.37	$32.30	$28.46	$23.83	$25.20	$23.68	$17.35	$14.89	$15.37
Number of accumulation units outstanding at end of period	0	506,357	534,353	673,665	818,380	878,205	1,053,583	1,007,689	1,128,312	1,514,461
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$86.90	$88.05	$77.90	$73.41	$71.05	$64.50	$53.75	$47.82	$47.32	$42.26
Value at end of period	$106.12	$86.90	$88.05	$77.90	$73.41	$71.05	$64.50	$53.75	$47.82	$47.32
Number of accumulation units outstanding at end of period	1,664,418	1,838,515	2,068,165	2,440,275	2,607,023	2,773,382	3,051,231	3,177,522	3,580,246	4,075,631
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.18	$51.87	$45.44	$38.95	$42.61	$40.38	$31.69	$27.54	$28.29	$25.06
Value at end of period	$57.33	$46.18	$51.87	$45.44	$38.95	$42.61	$40.38	$31.69	$27.54	$28.29
Number of accumulation units outstanding at end of period	0	586,522	675,309	891,269	958,158	1,065,732	1,208,043	1,274,037	1,569,363	1,710,923
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21	$8.04
Value at end of period	$26.47	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21
Number of accumulation units outstanding at end of period	0	707,401	815,370	934,378	1,375,975	1,220,127	1,304,112	864,423	659,446	604,139
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37	$11.96
Value at end of period	$18.90	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37
Number of accumulation units outstanding at end of period	500,015	555,827	570,796	698,488	784,644	745,966	727,325	799,252	836,742	901,392

Separate Account Annual Charges of 1.85%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.71	$12.91	$11.57	$11.35	$11.68	$11.68	$10.40	$9.63	$10.19	$9.45
Value at end of period	$13.53	$11.71	$12.91	$11.57	$11.35	$11.68	$11.68	$10.40	$9.63	$10.19
Number of accumulation units outstanding at end of period	870,894	1,023,177	1,146,430	1,459,058	1,965,038	2,153,757	2,606,648	2,534,217	2,768,651	2,659,829
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.50	$10.36	$8.53	$8.67	$9.27	$10.45	$8.49	$7.10	$8.74	$9.80
Value at end of period	$10.45	$8.50	$10.36	$8.53	$8.67	$9.27	$10.45	$8.49	$7.10	$8.74
Number of accumulation units outstanding at end of period	28,573	27,518	36,084	36,407	54,075	44,010	48,418	35,554	5,141	54,869
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.54	$11.82	$9.75	$9.40	$9.81	$9.53	$8.55	$7.57	$8.02	$7.72
Value at end of period	$12.56	$10.54	$11.82	$9.75	$9.40	$9.81	$9.53	$8.55	$7.57	$8.02
Number of accumulation units outstanding at end of period	1,261,424	917,820	1,038,796	1,339,383	1,599,559	516,569	532,527	559,191	688,315	749,998
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.25	$13.32	$13.51	$13.76	$14.01	$14.28	$14.54	$14.82	$15.09	$15.37
Value at end of period	$13.23	$13.25	$13.32	$13.51	$13.76	$14.01	$14.28	$14.54	$14.82	$15.09
Number of accumulation units outstanding at end of period	572,324	723,503	522,782	653,798	731,139	760,073	982,804	1,650,489	1,459,797	1,453,004
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53	$9.99
Value at end of period	$21.25	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53
Number of accumulation units outstanding at end of period	1,421,230	1,683,795	1,952,536	2,511,463	2,907,230	3,272,252	3,997,845	4,522,820	5,120,278
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66	$7.75
Value at end of period	$19.17	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66
Number of accumulation units outstanding at end of period	1,142,705	1,342,480	1,539,563	1,912,631	2,262,818	2,651,950	3,277,124	3,890,208	4,564,455	2,961,017
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91	$13.29
Value at end of period	$21.33	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91
Number of accumulation units outstanding at end of period	392,067	454,997	534,819	698,700	826,797	984,839	1,127,498	1,378,018	1,526,830	1,629,416
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14	$9.51
Value at end of period	$11.77	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14
Number of accumulation units outstanding at end of period	1,128,478	1,318,918	1,425,356	1,753,233	2,127,087	2,375,621	2,649,402	2,970,424	803,127	926,890
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99	$7.56
Value at end of period	$10.28	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99
Number of accumulation units outstanding at end of period	40,583	49,526	55,331	84,986	88,959	115,092	159,292	114,986	132,802	233,418
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51	$12.04
Value at end of period	$37.74	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51
Number of accumulation units outstanding at end of period	1,047,801	1,217,300	1,428,454	1,844,458	2,218,742	2,651,985	1,391,748	784,960	913,634	305,317
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01	$10.04
Value at end of period	$19.89	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01
Number of accumulation units outstanding at end of period	1,387,561	1,628,032	1,790,413	2,318,155	2,785,888	3,050,623	2,667,129	350,796	327,575
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$19.50	$19.66	$19.79	$19.91	$20.17	$20.41	$20.65	$20.73	$20.88	$20.62
Value at end of period	$19.92	$19.50	$19.66	$19.79	$19.91	$20.17	$20.41	$20.65	$20.73	$20.88
Number of accumulation units outstanding at end of period	27,202	29,725	30,704	36,676	38,505	42,309	81,249	87,059	103,048	121,458
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22	$8.80
Value at end of period	$24.44	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22
Number of accumulation units outstanding at end of period	1,323,626	1,591,789	1,802,688	901,506	1,088,228	1,229,446	1,467,760	1,398,446	1,536,337	1,723,943
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.34	$10.83	$10.24	$9.97	$10.24	$9.85	$9.62	$9.08	$8.80	$8.31
Value at end of period	$11.53	$10.34	$10.83	$10.24	$9.97	$10.24	$9.85	$9.62	$9.08	$8.80
Number of accumulation units outstanding at end of period	741,786	757,088	938,482	961,253	1,002,100	1,107,333	1,223,862	1,299,357	1,305,965	1,266,984
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26	$9.36
Value at end of period	$16.69	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26
Number of accumulation units outstanding at end of period	3,455,450	3,879,727	4,151,707	5,254,180	6,394,120	7,107,605	8,486,980	9,182,497	9,731,750	10,459,517
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48	$9.62
Value at end of period	$16.39	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48
Number of accumulation units outstanding at end of period	2,245,424	2,559,351	2,920,161	3,910,644	4,799,197	5,467,152	6,466,476	6,578,288	7,226,734	7,809,734
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59	$9.85
Value at end of period	$15.12	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59
Number of accumulation units outstanding at end of period	1,435,944	1,631,969	1,755,491	2,021,135	2,436,398	2,717,080	3,300,270	3,877,968	4,431,415	4,645,124
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96	$12.65
Value at end of period	$41.62	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96
Number of accumulation units outstanding at end of period	556,603	426,088	462,816	574,022	639,919	643,055	724,614	802,994	952,472	1,118,327
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91	$8.11
Value at end of period	$22.88	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91
Number of accumulation units outstanding at end of period	520,916	623,181	667,375	956,863	1,060,426	1,039,785	988,513	971,614	1,039,503	1,252,326
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60	$12.47
Value at end of period	$29.07	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60
Number of accumulation units outstanding at end of period	1,566,382	361,174	389,508	475,690	505,701	106,060	112,900	105,424	107,279	77,313
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00	$12.95
Value at end of period	$38.42	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00
Number of accumulation units outstanding at end of period	422,721	363,394	411,716	505,625	468,949	476,842	533,218	589,336	660,983	749,319
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11	$7.03
Value at end of period	$18.13	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11
Number of accumulation units outstanding at end of period	147,264	172,863	193,095	262,327	314,687	390,720	487,386	556,136	635,815	707,541
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83	$8.90
Value at end of period	$21.42	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83
Number of accumulation units outstanding at end of period	89,784	102,422	116,546	159,255	162,670	149,135	219,885	217,615	328,273	233,282
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95	$10.53
Value at end of period	$11.86	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95
Number of accumulation units outstanding at end of period	321,304	300,917	331,139	579,984	664,894	651,548	565,049	633,291	807,129	681,132
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28	$9.89
Value at end of period	$32.06	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28
Number of accumulation units outstanding at end of period	0	234,944	246,398	315,159	408,926	470,337	547,406	469,290	523,132	616,566
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.63	$11.06	$10.99	$10.81	$11.31	$11.24	$12.54	$12.01	$10.92	$10.55
Value at end of period	$11.28	$10.63	$11.06	$10.99	$10.81	$11.31	$11.24	$12.54	$12.01	$10.92
Number of accumulation units outstanding at end of period	264,690	313,891	338,267	385,280	492,179	534,504	686,035	1,161,464	1,159,417	692,595
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.82	$14.32	$13.20	$13.36	$13.85	$12.39	$12.18	$9.87	$10.62	$9.33
Value at end of period	$15.65	$12.82	$14.32	$13.20	$13.36	$13.85	$12.39	$12.18	$9.87	$10.62
Number of accumulation units outstanding at end of period	49,856	59,366	82,178	100,218	139,132	158,295	156,071	175,228	194,704	250,058
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$91.48	$100.93	$97.76	$95.54	$94.56	$74.18	$74.05	$65.30	$60.76	$48.37
Value at end of period	$115.07	$91.48	$100.93	$97.76	$95.54	$94.56	$74.18	$74.05	$65.30	$60.76
Number of accumulation units outstanding at end of period	48,232	58,715	64,287	89,307	102,482	122,799	150,515	174,332	213,189	261,299
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59	$8.72
Value at end of period	$21.68	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59
Number of accumulation units outstanding at end of period	0	192,094	240,158	314,009	316,629	355,972	384,836	406,272	450,004	516,509
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86	$8.02
Value at end of period	$17.82	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86
Number of accumulation units outstanding at end of period	106,306	128,473	148,562	181,876	224,508	255,906	298,086	300,767	344,970	437,170
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88	$10.51
Value at end of period	$24.58	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88
Number of accumulation units outstanding at end of period	0	686,140	774,365	941,431	1,126,947	1,284,647	1,486,234	1,683,954	1,958,358	2,089,804
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00	$10.91
Value at end of period	$20.51	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00
Number of accumulation units outstanding at end of period	591,352	712,426	823,190	1,081,870	1,294,225	1,536,547	434,828	437,246	472,601	515,888
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.19	$52.10	$46.60	$39.59	$41.56	$38.45	$29.26	$26.02	$27.10	$24.54
Value at end of period	$54.10	$44.19	$52.10	$46.60	$39.59	$41.56	$38.45	$29.26	$26.02	$27.10
Number of accumulation units outstanding at end of period	128,552	154,480	171,988	205,426	217,724	257,145	300,696	317,915	378,441	480,043
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28	$11.68
Value at end of period	$25.99	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28
Number of accumulation units outstanding at end of period	126,571	147,364	157,749	169,823	237,377	199,476	240,652	194,512	224,975	211,590
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.88	$25.56	$18.20	$16.42	$19.87	$20.06	$21.68	$18.55	$23.12	$19.58
Value at end of period	$26.99	$20.88	$25.56	$18.20	$16.42	$19.87	$20.06	$21.68	$18.55	$23.12
Number of accumulation units outstanding at end of period	241,824	271,423	329,844	389,629	403,860	461,734	544,042	678,671	757,491	755,381
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$23.87	$27.70	$24.81	$22.04	$23.16	$20.52	$15.89	$13.49	$13.50	$11.18
Value at end of period	$29.57	$23.87	$27.70	$24.81	$22.04	$23.16	$20.52	$15.89	$13.49	$13.50
Number of accumulation units outstanding at end of period	106,058	120,407	131,915	177,594	208,122	261,685	354,488	233,819	221,392	177,381
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.14	$32.04	$28.25	$23.67	$25.04	$23.54	$17.26	$14.82	$15.30	$12.30
Value at end of period	$34.90	$28.14	$32.04	$28.25	$23.67	$25.04	$23.54	$17.26	$14.82	$15.30
Number of accumulation units outstanding at end of period	0	180,556	191,048	266,022	335,660	330,444	402,749	397,444	439,797	544,852
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$85.59	$86.77	$76.80	$72.42	$70.12	$63.69	$53.10	$47.26	$46.80	$41.81
Value at end of period	$104.47	$85.59	$86.77	$76.80	$72.42	$70.12	$63.69	$53.10	$47.26	$46.80
Number of accumulation units outstanding at end of period	662,300	638,930	701,202	929,880	1,066,029	1,153,173	1,309,807	1,414,980	1,658,943	1,951,488
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.48	$51.11	$44.80	$38.43	$42.05	$39.87	$31.31	$27.22	$27.98	$24.80
Value at end of period	$56.44	$45.48	$51.11	$44.80	$38.43	$42.05	$39.87	$31.31	$27.22	$27.98
Number of accumulation units outstanding at end of period	0	324,354	377,023	492,093	562,014	658,632	793,243	888,427	1,049,862	1,115,772
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19	$8.03
Value at end of period	$26.30	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19
Number of accumulation units outstanding at end of period	0	457,568	530,024	545,311	506,457	402,042	458,852	493,188	388,192	369,012
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33	$11.93
Value at end of period	$18.76	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33
Number of accumulation units outstanding at end of period	220,039	236,126	259,560	273,351	326,501	328,768	356,914	402,114	443,773	468,827
Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16	$9.44
Value at end of period	$13.37	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16
Number of accumulation units outstanding at end of period	3,895,683	4,569,478	5,173,204	5,827,444	6,487,425	7,001,985	7,660,611	8,364,885	9,163,770	9,731,707
VOYA EURO STOXX 50® INDEX PORTFOLIO (CLASS ADV)
Value at beginning of period	$8.42	$10.28	$8.46	$8.62	$9.22	$10.41	$8.46	$7.08	$8.73	$9.80
Value at end of period	$10.34	$8.42	$10.28	$8.46	$8.62	$9.22	$10.41	$8.46	$7.08	$8.73
Number of accumulation units outstanding at end of period	94,141	120,483	157,022	129,708	238,079	183,355	152,630	75,712	26,556	55,335
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00	$7.70
Value at end of period	$12.41	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00
Number of accumulation units outstanding at end of period	3,036,992	2,708,524	3,067,180	3,635,796	4,206,090	1,315,959	1,351,286	1,712,067	1,959,001	2,253,901
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76	$15.05
Value at end of period	$12.82	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76
Number of accumulation units outstanding at end of period	1,551,939	1,531,742	1,961,634	2,477,085	2,506,704	2,588,669	2,922,458	3,294,219	4,195,103	3,726,691
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78	$8.31
Value at end of period	$11.41	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78
Number of accumulation units outstanding at end of period	2,461,092	2,790,596	2,922,347	3,508,193	4,109,542	4,335,215	4,738,284	5,638,432	5,987,264	4,845,565
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91	$10.54
Value at end of period	$11.16	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91
Number of accumulation units outstanding at end of period	1,186,379	1,254,336	1,262,876	1,442,586	1,449,781	1,610,349	1,844,662	3,069,280	3,095,975	1,335,718
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57	$9.29
Value at end of period	$15.43	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57
Number of accumulation units outstanding at end of period	335,289	384,455	422,162	521,289	608,935	690,682	784,722	867,714	962,296	1,076,870
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41	$47.34
Value at end of period	$111.50	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41
Number of accumulation units outstanding at end of period	53,845	63,981	69,784	93,636	118,146	136,468	175,758	216,917	238,603	276,898
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63	$24.14
Value at end of period	$52.67	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63
Number of accumulation units outstanding at end of period	224,312	265,329	283,597	362,462	366,535	409,287	445,657	448,249	490,438	539,995
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82	$19.34
Value at end of period	$26.40	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82
Number of accumulation units outstanding at end of period	1,118,195	1,251,408	1,385,405	1,527,529	1,672,345	1,904,955	1,897,428	2,024,486	2,027,389	2,059,178
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37	$13.57
Value at end of period	$35.52	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37
Number of accumulation units outstanding at end of period	252,871	288,243	334,805	415,316	495,059	609,871	803,006	661,980	568,733	521,278
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17	$12.21
Value at end of period	$34.28	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17
Number of accumulation units outstanding at end of period	0	700,599	586,069	751,720	826,459	862,533	1,038,536	943,783	913,590	808,465
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76	$40.93
Value at end of period	$101.23	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76
Number of accumulation units outstanding at end of period	1,639,709	1,821,182	2,022,180	2,448,998	2,587,016	2,779,401	2,968,270	3,000,745	3,106,109	3,316,794
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36	$24.27
Value at end of period	$54.69	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36
Number of accumulation units outstanding at end of period	0	558,477	602,346	701,040	719,617	790,309	882,232	911,304	947,023	928,683
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

CONDENSED FINANCIAL INFORMATION - GENERATIONS
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account B available under the Contract for the indicated periods. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31	$9.53
Value at end of period	$14.28	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31
Number of accumulation units outstanding at end of period	5,066,325	6,119,983	6,996,515	8,664,609	10,146,226	11,809,955	13,043,592	13,195,463	14,658,436	14,545,662
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13	$7.79
Value at end of period	$13.27	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13
Number of accumulation units outstanding at end of period	5,914,708	5,596,520	6,479,748	7,999,553	9,507,797	3,326,376	3,553,623	3,776,108	4,036,972	4,398,876
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70	$16.94
Value at end of period	$15.26	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70
Number of accumulation units outstanding at end of period	2,423,415	3,183,266	2,974,048	4,119,413	4,627,796	5,330,177	6,262,749	6,109,676	7,655,564	7,999,039
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93	$12.36
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653	1,082,965
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11	$22.72
Value at end of period	$22.97	$22.39	$22.47	$22.51	$22.54	$22.74	$22.90	$23.07	$23.05	$23.11
Number of accumulation units outstanding at end of period	104,699	115,818	131,571	146,923	175,121	213,469	274,726	378,445	463,361	595,343
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84	$8.32
Value at end of period	$12.08	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84
Number of accumulation units outstanding at end of period	3,375,103	3,418,308	3,995,871	5,389,089	5,273,239	5,808,995	6,917,396	7,030,422	7,346,128	6,256,899
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85	$9.49
Value at end of period	$16.66	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85
Number of accumulation units outstanding at end of period	505,619	608,093	689,431	850,881	1,017,120	1,199,879	1,384,244	1,576,114	1,763,062	1,961,059
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25	$53.29
Value at end of period	$132.71	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25
Number of accumulation units outstanding at end of period	104,906	123,213	140,103	203,191	252,122	319,442	412,408	481,849	575,703	675,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36	$26.47
Value at end of period	$61.07	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36
Number of accumulation units outstanding at end of period	516,460	615,558	703,489	837,388	956,646	1,110,697	1,334,073	1,464,057	1,747,429	2,059,675
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52	$20.67
Value at end of period	$29.83	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52
Number of accumulation units outstanding at end of period	1,221,421	1,451,508	1,680,669	2,136,235	2,491,137	2,828,949	3,257,286	3,572,154	3,601,771	3,721,910
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38	$8.56
Value at end of period	$23.69	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38
Number of accumulation units outstanding at end of period	449,953	543,043	664,025	875,198	1,100,503	1,353,541	1,923,801	1,723,331	1,622,804	1,415,034
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92	$12.74
Value at end of period	$37.84	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92
Number of accumulation units outstanding at end of period	0	798,587	869,153	1,234,769	1,470,952	1,635,806	1,942,461	1,734,757	1,899,433	2,114,063
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80	$46.07
Value at end of period	$120.48	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80
Number of accumulation units outstanding at end of period	2,622,928	3,009,879	3,519,909	4,380,841	4,905,548	5,469,024	6,127,711	6,556,997	7,077,206	7,593,076
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97	$27.32
Value at end of period	$65.09	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97
Number of accumulation units outstanding at end of period	0	815,375	958,143	1,314,400	1,493,918	1,766,295	2,183,982	2,465,852	2,820,631	3,008,352
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392
Separate Account Annual Charges of 1.45%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.23	$13.43	$11.98	$11.71	$12.01	$11.95	$10.60	$9.78	$10.30	$9.52
Value at end of period	$14.19	$12.23	$13.43	$11.98	$11.71	$12.01	$11.95	$10.60	$9.78	$10.30
Number of accumulation units outstanding at end of period	471,903	562,388	654,069	1,064,718	1,538,404	1,953,606	2,064,329	2,222,715	2,844,719	3,582,001
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.02	$12.30	$10.11	$9.70	$10.10	$9.77	$8.72	$7.69	$8.12	$7.78
Value at end of period	$13.19	$11.02	$12.30	$10.11	$9.70	$10.10	$9.77	$8.72	$7.69	$8.12
Number of accumulation units outstanding at end of period	958,870	554,554	653,357	977,460	1,290,353	179,450	222,338	240,900	261,667	333,061
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.92	$14.93	$15.09	$15.30	$15.52	$15.75	$15.97	$16.21	$16.44	$16.68
Value at end of period	$14.96	$14.92	$14.93	$15.09	$15.30	$15.52	$15.75	$15.97	$16.21	$16.44
Number of accumulation units outstanding at end of period	658,028	895,228	920,240	1,182,481	1,642,900	2,155,791	2,960,758	3,221,646	4,121,705	4,765,149
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56	$9.99
Value at end of period	$22.04	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56
Number of accumulation units outstanding at end of period	1,036,964	1,279,735	1,412,749	1,935,972	2,357,589	2,891,838	3,836,159	4,707,103	5,571,491
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77	$7.82
Value at end of period	$20.14	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77
Number of accumulation units outstanding at end of period	1,102,282	1,323,498	1,513,248	2,189,006	2,823,985	3,452,928	4,473,075	5,894,655	7,309,908	5,553,955
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32	$13.61
Value at end of period	$22.73	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32
Number of accumulation units outstanding at end of period	469,548	561,593	664,016	904,379	1,012,788	1,280,544	1,665,298	2,184,092	2,491,020	2,933,389
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33	$9.65
Value at end of period	$12.44	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33
Number of accumulation units outstanding at end of period	599,050	716,822	777,257	1,087,258	1,480,818	1,705,553	2,286,338	2,630,314	719,050	1,151,323
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08	$7.62
Value at end of period	$10.78	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08
Number of accumulation units outstanding at end of period	40,798	48,011	58,240	82,645	116,289	157,000	300,509	234,663	222,875	692,293
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88	$12.33
Value at end of period	$40.22	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88
Number of accumulation units outstanding at end of period	995,384	1,224,977	1,483,134	2,025,521	2,572,012	3,274,957	1,462,907	963,656	1,126,811	595,332
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05	$10.05
Value at end of period	$20.63	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05
Number of accumulation units outstanding at end of period	1,188,526	1,396,821	1,643,998	2,300,260	2,960,695	3,499,609	2,959,548	608,917	698,403
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$21.99	$22.07	$22.13	$22.17	$22.37	$22.55	$22.72	$22.71	$22.78	$22.41
Value at end of period	$22.55	$21.99	$22.07	$22.13	$22.17	$22.37	$22.55	$22.72	$22.71	$22.78
Number of accumulation units outstanding at end of period	82,387	93,330	108,889	135,345	157,286	202,777	255,577	332,285	452,611	632,793
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67	$9.11
Value at end of period	$26.36	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67
Number of accumulation units outstanding at end of period	1,395,981	1,641,360	1,892,356	1,076,825	1,343,608	1,628,870	2,202,017	2,238,891	2,735,925	3,660,850
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.74	$11.20	$10.55	$10.22	$10.46	$10.02	$9.74	$9.16	$8.84	$8.31
Value at end of period	$12.02	$10.74	$11.20	$10.55	$10.22	$10.46	$10.02	$9.74	$9.16	$8.84
Number of accumulation units outstanding at end of period	584,749	628,155	691,960	901,433	972,338	1,015,999	1,484,592	2,511,509	2,424,076	2,284,321
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31	$9.37
Value at end of period	$17.39	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31
Number of accumulation units outstanding at end of period	2,313,862	3,009,091	3,326,906	4,351,205	5,677,271	6,905,816	8,311,637	9,179,579	10,424,293	11,613,550
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54	$9.63
Value at end of period	$17.09	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54
Number of accumulation units outstanding at end of period	1,916,119	2,199,812	2,560,615	3,291,083	4,086,775	4,720,734	5,882,523	6,458,891	7,416,905	8,432,784
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64	$9.86
Value at end of period	$15.76	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64
Number of accumulation units outstanding at end of period	1,336,307	1,571,205	1,787,135	2,479,170	3,020,673	3,504,660	4,251,012	4,795,887	5,638,396	5,981,284
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06	$12.68
Value at end of period	$43.48	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06
Number of accumulation units outstanding at end of period	496,209	339,006	373,132	525,759	619,236	719,090	895,848	1,037,401	1,193,971	1,210,244
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01	$8.16
Value at end of period	$24.00	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01
Number of accumulation units outstanding at end of period	545,383	644,757	778,203	1,205,545	1,507,125	1,691,723	1,932,569	2,420,201	2,812,730	4,030,871
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70	$12.51
Value at end of period	$30.36	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70
Number of accumulation units outstanding at end of period	894,928	218,141	268,800	372,502	483,403	104,122	125,461	166,446	166,253	175,163
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11	$12.99
Value at end of period	$40.13	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11
Number of accumulation units outstanding at end of period	389,122	234,820	259,582	347,394	456,080	465,659	588,443	707,299	887,614	1,117,706
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48	$7.28
Value at end of period	$19.56	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48
Number of accumulation units outstanding at end of period	164,241	208,203	249,032	320,707	403,774	459,652	582,841	695,269	806,024	964,109
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95	$8.96
Value at end of period	$22.47	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95
Number of accumulation units outstanding at end of period	68,469	75,817	86,148	125,505	159,039	168,456	242,690	246,640	301,151	435,427
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07	$10.61
Value at end of period	$12.44	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07
Number of accumulation units outstanding at end of period	247,032	289,574	376,513	622,060	696,107	656,966	672,358	1,166,878	1,615,557	1,016,026
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57	$10.08
Value at end of period	$34.03	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57
Number of accumulation units outstanding at end of period	0	268,401	304,082	369,854	468,510	649,922	924,338	846,060	1,007,997	1,011,816
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.50	$15.01	$13.78	$13.90	$14.35	$12.79	$12.51	$10.10	$10.83	$9.47
Value at end of period	$16.54	$13.50	$15.01	$13.78	$13.90	$14.35	$12.79	$12.51	$10.10	$10.83
Number of accumulation units outstanding at end of period	46,654	64,182	74,258	98,113	130,411	164,320	200,092	265,526	331,412	393,756
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$103.30	$113.51	$109.50	$106.59	$105.06	$82.08	$81.61	$71.67	$66.42	$52.66
Value at end of period	$130.47	$103.30	$113.51	$109.50	$106.59	$105.06	$82.08	$81.61	$71.67	$66.42
Number of accumulation units outstanding at end of period	63,298	80,902	93,584	126,724	159,663	193,312	258,685	327,757	390,039	492,690
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79	$8.87
Value at end of period	$22.96	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79
Number of accumulation units outstanding at end of period	0	157,763	186,272	267,827	385,227	480,581	436,661	490,049	575,208	622,915
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05	$8.14
Value at end of period	$18.84	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05
Number of accumulation units outstanding at end of period	48,143	62,761	70,066	98,334	128,489	151,763	200,359	247,389	302,379	391,648
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31	$10.85
Value at end of period	$26.41	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31
Number of accumulation units outstanding at end of period	0	104,664	122,719	181,982	249,779	295,167	350,202	268,299	355,315	412,903
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28	$11.12
Value at end of period	$21.78	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28
Number of accumulation units outstanding at end of period	770,538	926,052	1,106,840	1,560,215	2,006,471	2,548,610	508,036	521,622	590,503	765,973
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$48.96	$57.49	$51.22	$43.33	$45.30	$41.74	$31.64	$28.02	$29.06	$26.21
Value at end of period	$60.18	$48.96	$57.49	$51.22	$43.33	$45.30	$41.74	$31.64	$28.02	$29.06
Number of accumulation units outstanding at end of period	150,123	191,589	221,829	298,844	376,141	463,258	602,131	709,660	892,020	1,110,882
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25	$13.36
Value at end of period	$30.97	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25
Number of accumulation units outstanding at end of period	80,503	109,310	124,811	123,016	223,188	169,403	176,008	161,063	194,956	174,331
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.72	$27.70	$19.65	$17.66	$21.28	$21.39	$23.03	$19.62	$24.36	$20.55
Value at end of period	$29.50	$22.72	$27.70	$19.65	$17.66	$21.28	$21.39	$23.03	$19.62	$24.36
Number of accumulation units outstanding at end of period	262,369	304,504	346,448	447,846	559,873	669,759	952,323	1,199,195	1,355,402	1,650,884
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$31.24	$36.10	$32.21	$28.50	$29.82	$26.31	$20.30	$17.16	$17.10	$14.11
Value at end of period	$38.85	$31.24	$36.10	$32.21	$28.50	$29.82	$26.31	$20.30	$17.16	$17.10
Number of accumulation units outstanding at end of period	55,347	68,471	80,425	115,678	164,697	211,446	340,044	323,908	246,210	286,692
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.11	$34.14	$29.98	$25.02	$26.36	$24.68	$18.03	$15.41	$15.85	$12.69
Value at end of period	$37.50	$30.11	$34.14	$29.98	$25.02	$26.36	$24.68	$18.03	$15.41	$15.85
Number of accumulation units outstanding at end of period	0	257,953	296,576	412,576	539,081	620,030	883,036	972,834	1,125,310	1,465,971
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$96.65	$97.58	$86.02	$80.78	$77.90	$70.48	$58.52	$51.87	$51.16	$45.52
Value at end of period	$118.45	$96.65	$97.58	$86.02	$80.78	$77.90	$70.48	$58.52	$51.87	$51.16
Number of accumulation units outstanding at end of period	470,980	588,199	701,059	984,553	1,216,076	1,429,747	1,857,652	2,216,025	2,647,508	3,275,890
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$51.36	$57.48	$50.18	$42.87	$46.72	$44.12	$34.51	$29.87	$30.58	$27.00
Value at end of period	$63.99	$51.36	$57.48	$50.18	$42.87	$46.72	$44.12	$34.51	$29.87	$30.58
Number of accumulation units outstanding at end of period	0	394,566	445,864	684,568	829,045	998,913	1,276,446	1,533,522	1,894,792	2,201,856
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33	$8.12
Value at end of period	$27.69	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33
Number of accumulation units outstanding at end of period	0	390,540	432,559	484,836	701,819	636,610	763,626	752,802	460,502	470,209
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64	$12.16
Value at end of period	$19.92	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64
Number of accumulation units outstanding at end of period	136,456	209,346	237,722	298,090	413,670	411,984	556,772	668,373	772,576	908,034

Separate Account Annual Charges of 1.55%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.10	$13.30	$11.88	$11.62	$11.92	$11.88	$10.55	$9.74	$10.27	$9.50
Value at end of period	$14.03	$12.10	$13.30	$11.88	$11.62	$11.92	$11.88	$10.55	$9.74	$10.27
Number of accumulation units outstanding at end of period	1,940,443	2,307,210	2,729,177	3,422,555	4,130,167	5,354,288	5,616,905	5,426,192	6,268,257	6,150,538
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.90	$12.18	$10.02	$9.63	$10.02	$9.71	$8.68	$7.66	$8.09	$7.76
Value at end of period	$13.03	$10.90	$12.18	$10.02	$9.63	$10.02	$9.71	$8.68	$7.66	$8.09
Number of accumulation units outstanding at end of period	2,813,126	2,230,809	2,567,991	3,543,436	4,266,371	975,294	1,120,106	1,217,735	1,363,797	1,538,407
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.54	$14.57	$14.74	$14.95	$15.19	$15.42	$15.66	$15.91	$16.16	$16.41
Value at end of period	$14.56	$14.54	$14.57	$14.74	$14.95	$15.19	$15.42	$15.66	$15.91	$16.16
Number of accumulation units outstanding at end of period	1,482,350	1,660,948	1,815,860	3,193,577	3,247,100	3,770,641	3,899,713	4,509,255	6,569,786	5,366,980
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55	$9.99
Value at end of period	$21.84	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55
Number of accumulation units outstanding at end of period	2,325,219	2,861,091	3,201,778	4,443,552	5,361,077	6,213,501	7,258,644	8,070,041	8,647,939
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74	$7.80
Value at end of period	$19.89	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74
Number of accumulation units outstanding at end of period	981,113	1,246,805	1,451,931	2,064,122	2,487,712	2,990,699	3,517,921	3,912,778	4,432,990	2,208,411
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22	$13.53
Value at end of period	$22.38	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22
Number of accumulation units outstanding at end of period	799,904	869,434	1,213,512	1,598,461	1,475,671	1,846,888	2,275,773	2,171,409	2,042,969	2,059,551
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28	$9.62
Value at end of period	$12.27	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28
Number of accumulation units outstanding at end of period	1,394,067	1,635,399	1,865,838	2,583,749	3,047,766	3,421,474	3,963,770	4,063,495	1,453,310	2,184,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06	$7.60
Value at end of period	$10.65	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06
Number of accumulation units outstanding at end of period	109,813	133,788	152,773	216,743	273,814	329,682	567,181	331,557	313,062	667,677
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78	$12.25
Value at end of period	$39.58	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78
Number of accumulation units outstanding at end of period	2,275,242	2,826,365	3,381,545	4,856,950	5,808,182	7,003,062	3,763,478	905,337	993,020	710,705
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04	$10.05
Value at end of period	$20.44	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04
Number of accumulation units outstanding at end of period	2,140,598	2,570,275	3,065,381	4,326,324	5,415,720	5,604,722	2,877,955	340,097	302,100
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$21.39	$21.50	$21.58	$21.64	$21.86	$22.05	$22.24	$22.26	$22.35	$22.01
Value at end of period	$21.92	$21.39	$21.50	$21.58	$21.64	$21.86	$22.05	$22.24	$22.26	$22.35
Number of accumulation units outstanding at end of period	74,161	93,573	126,050	143,656	160,903	192,554	225,856	270,146	308,130	364,324
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56	$9.03
Value at end of period	$25.87	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56
Number of accumulation units outstanding at end of period	2,208,503	2,663,789	3,135,965	1,954,083	2,504,710	2,690,937	3,124,364	2,506,150	2,718,315	2,982,870
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.64	$11.11	$10.47	$10.16	$10.40	$9.98	$9.71	$9.14	$8.83	$8.31
Value at end of period	$11.90	$10.64	$11.11	$10.47	$10.16	$10.40	$9.98	$9.71	$9.14	$8.83
Number of accumulation units outstanding at end of period	1,382,094	1,626,969	1,737,990	2,112,137	2,383,264	2,840,656	3,467,598	4,849,138	4,199,403	3,445,032
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30	$9.37
Value at end of period	$17.21	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30
Number of accumulation units outstanding at end of period	11,098,246	13,128,617	15,104,139	20,464,188	24,415,302	28,729,038	32,690,127	34,865,974	37,773,447	40,492,715
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52	$9.63
Value at end of period	$16.91	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52
Number of accumulation units outstanding at end of period	6,678,466	7,772,015	8,641,159	11,476,568	13,903,081	16,072,864	18,422,570	19,744,287	21,149,319	22,990,155
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63	$9.86
Value at end of period	$15.59	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63
Number of accumulation units outstanding at end of period	3,909,666	4,498,399	5,211,546	6,468,772	7,755,326	9,017,630	10,095,024	10,690,851	12,059,152	12,371,740
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04	$12.68
Value at end of period	$43.01	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04
Number of accumulation units outstanding at end of period	866,325	455,126	450,100	572,517	705,871	748,523	459,818	494,495	302,868	253,938
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99	$8.15
Value at end of period	$23.71	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99
Number of accumulation units outstanding at end of period	1,486,622	1,773,210	2,135,989	2,855,803	3,162,422	3,761,472	3,931,171	4,012,506	4,354,219	5,375,801
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67	$12.50
Value at end of period	$30.03	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67
Number of accumulation units outstanding at end of period	1,439,865	367,054	425,658	587,660	635,055	338,942	268,240	239,511	223,897	170,983
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08	$12.98
Value at end of period	$39.70	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08
Number of accumulation units outstanding at end of period	1,140,714	619,762	771,383	929,625	1,113,322	1,265,911	1,345,610	1,459,171	1,615,359	1,976,186
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39	$7.22
Value at end of period	$19.19	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39
Number of accumulation units outstanding at end of period	37,631	45,285	52,374	72,229	83,691	115,103	132,518	148,942	169,269	196,789
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92	$8.95
Value at end of period	$22.20	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92
Number of accumulation units outstanding at end of period	245,336	306,289	342,474	648,867	554,499	525,700	485,570	446,247	527,871	579,000
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04	$10.59
Value at end of period	$12.29	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04
Number of accumulation units outstanding at end of period	851,224	968,920	1,168,450	1,591,509	1,872,977	1,402,091	1,281,753	1,814,026	2,150,527	1,334,264
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49	$10.03
Value at end of period	$33.53	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49
Number of accumulation units outstanding at end of period	0	888,149	1,008,842	1,392,087	1,653,197	1,912,671	2,388,971	2,279,955	2,421,462	2,432,509
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.33	$14.83	$13.64	$13.76	$14.22	$12.69	$12.43	$10.05	$10.77	$9.43
Value at end of period	$16.31	$13.33	$14.83	$13.64	$13.76	$14.22	$12.69	$12.43	$10.05	$10.77
Number of accumulation units outstanding at end of period	258,741	314,990	364,973	487,243	569,195	662,560	768,231	863,255	969,147	1,095,177
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$100.36	$110.39	$106.60	$103.86	$102.48	$80.15	$79.76	$70.13	$65.05	$51.63
Value at end of period	$126.62	$100.36	$110.39	$106.60	$103.86	$102.48	$80.15	$79.76	$70.13	$65.05
Number of accumulation units outstanding at end of period	70,975	88,374	103,822	148,101	192,708	230,992	287,952	312,800	360,742	424,192
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74	$8.83
Value at end of period	$22.63	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74
Number of accumulation units outstanding at end of period	0	764,862	920,239	1,306,840	1,669,097	1,818,040	1,717,969	1,821,960	1,898,291	2,217,712
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01	$8.11
Value at end of period	$18.58	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01
Number of accumulation units outstanding at end of period	238,311	292,380	328,731	496,344	595,926	683,347	795,635	903,195	991,485	1,117,333
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20	$10.76
Value at end of period	$25.94	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20
Number of accumulation units outstanding at end of period	0	381,759	419,465	651,619	731,638	1,016,602	948,040	815,825	847,673	839,486
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21	$11.07
Value at end of period	$21.45	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21
Number of accumulation units outstanding at end of period	1,304,913	1,607,071	1,948,535	2,505,450	3,212,172	3,720,437	878,412	726,990	795,736	858,504
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$47.79	$56.17	$50.09	$42.43	$44.40	$40.95	$31.07	$27.55	$28.60	$25.82
Value at end of period	$58.68	$47.79	$56.17	$50.09	$42.43	$44.40	$40.95	$31.07	$27.55	$28.60
Number of accumulation units outstanding at end of period	542,573	667,898	814,737	1,150,908	1,220,170	1,511,929	1,785,140	1,801,828	1,976,047	2,293,500
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28	$11.65
Value at end of period	$26.73	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28
Number of accumulation units outstanding at end of period	339,932	412,640	594,957	466,980	742,470	589,862	629,222	598,783	663,516	662,061
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.25	$27.15	$19.28	$17.34	$20.92	$21.05	$22.69	$19.35	$24.04	$20.30
Value at end of period	$28.85	$22.25	$27.15	$19.28	$17.34	$20.92	$21.05	$22.69	$19.35	$24.04
Number of accumulation units outstanding at end of period	874,334	1,100,266	1,191,491	1,487,212	1,737,218	2,005,917	2,471,939	2,427,330	2,514,898	2,700,954
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.73	$21.66	$19.35	$17.13	$17.95	$15.85	$12.24	$10.36	$10.34	$8.54
Value at end of period	$23.27	$18.73	$21.66	$19.35	$17.13	$17.95	$15.85	$12.24	$10.36	$10.34
Number of accumulation units outstanding at end of period	226,488	277,377	324,226	486,379	653,026	798,745	1,176,720	871,968	628,779	635,346
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$29.60	$33.61	$29.54	$24.67	$26.02	$24.39	$17.83	$15.26	$15.71	$12.59
Value at end of period	$36.83	$29.60	$33.61	$29.54	$24.67	$26.02	$24.39	$17.83	$15.26	$15.71
Number of accumulation units outstanding at end of period	0	527,289	500,845	733,933	770,594	840,260	1,006,482	834,365	1,344,449	1,345,723
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$93.90	$94.89	$83.74	$78.72	$75.99	$68.82	$57.20	$50.75	$50.10	$44.63
Value at end of period	$114.96	$93.90	$94.89	$83.74	$78.72	$75.99	$68.82	$57.20	$50.75	$50.10
Number of accumulation units outstanding at end of period	1,174,450	1,417,294	1,635,820	2,217,269	2,555,692	2,896,799	3,145,485	3,241,919	3,524,504	3,920,389
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.90	$55.90	$48.85	$41.77	$45.57	$43.08	$33.73	$29.23	$29.95	$26.47
Value at end of period	$62.11	$49.90	$55.90	$48.85	$41.77	$45.57	$43.08	$33.73	$29.23	$29.95
Number of accumulation units outstanding at end of period	0	452,323	583,647	785,962	895,305	1,070,633	1,200,426	1,347,904	1,582,040	1,584,809
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29	$8.10
Value at end of period	$27.33	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29
Number of accumulation units outstanding at end of period	0	1,033,336	1,018,907	1,076,185	1,797,254	1,420,621	1,930,895	1,198,570	872,881	812,616
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56	$12.11
Value at end of period	$19.62	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56
Number of accumulation units outstanding at end of period	380,087	422,732	485,629	545,859	595,577	667,601	614,747	648,987	735,904	806,375
Separate Account Annual Charges of 1.65%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.97	$13.17	$11.77	$11.53	$11.84	$11.81	$10.50	$9.71	$10.24	$9.49
Value at end of period	$13.86	$11.97	$13.17	$11.77	$11.53	$11.84	$11.81	$10.50	$9.71	$10.24
Number of accumulation units outstanding at end of period	12,097,223	13,765,975	15,562,648	17,912,560	20,788,300	24,218,829	26,540,757	28,554,570	33,149,680	32,649,952
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.78	$12.06	$9.93	$9.55	$9.95	$9.65	$8.64	$7.63	$8.07	$7.75
Value at end of period	$12.87	$10.78	$12.06	$9.93	$9.55	$9.95	$9.65	$8.64	$7.63	$8.07
Number of accumulation units outstanding at end of period	8,693,762	8,000,771	9,013,801	10,787,852	12,556,104	5,068,745	5,925,444	6,852,070	7,458,354	8,081,998
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.04	$14.08	$14.26	$14.48	$14.72	$14.97	$15.22	$15.47	$15.73	$15.99
Value at end of period	$14.05	$14.04	$14.08	$14.26	$14.48	$14.72	$14.97	$15.22	$15.47	$15.73
Number of accumulation units outstanding at end of period	2,654,265	3,223,046	3,331,518	4,408,410	4,356,819	4,324,128	5,460,036	6,963,293	8,416,484	9,115,635
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54	$9.99
Value at end of period	$21.64	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54
Number of accumulation units outstanding at end of period	5,931,367	6,853,728	7,956,239	10,024,014	11,525,508	12,988,990	15,162,759	17,745,331	20,163,139
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71	$7.78
Value at end of period	$19.65	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71
Number of accumulation units outstanding at end of period	2,669,801	3,163,259	3,588,295	4,626,984	5,501,552	6,392,027	7,587,930	8,993,542	10,564,876	4,802,895
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11	$13.45
Value at end of period	$22.02	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11
Number of accumulation units outstanding at end of period	1,506,692	1,752,630	1,977,803	2,430,502	2,757,810	3,308,152	4,010,423	4,681,973	4,033,510	3,779,255
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23	$9.58
Value at end of period	$12.10	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23
Number of accumulation units outstanding at end of period	4,681,084	5,229,646	5,686,731	7,040,655	8,129,661	8,924,695	10,256,655	10,710,659	4,301,972	4,791,752
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03	$7.59
Value at end of period	$10.53	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03
Number of accumulation units outstanding at end of period	408,595	453,543	526,140	646,965	815,187	960,030	1,158,242	1,131,136	1,101,227	1,270,771
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69	$12.18
Value at end of period	$38.96	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69
Number of accumulation units outstanding at end of period	5,176,826	6,180,187	7,213,298	9,127,775	10,709,800	12,615,654	8,713,943	2,112,401	2,724,627	1,903,369
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03	$10.05
Value at end of period	$20.26	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03
Number of accumulation units outstanding at end of period	4,598,145	5,445,740	6,181,033	8,044,811	9,420,147	8,624,788	4,779,055	970,127	793,834
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$20.69	$20.81	$20.91	$20.99	$21.23	$21.43	$21.64	$21.68	$21.79	$21.48
Value at end of period	$21.17	$20.69	$20.81	$20.91	$20.99	$21.23	$21.43	$21.64	$21.68	$21.79
Number of accumulation units outstanding at end of period	34,611	40,267	48,020	58,986	72,455	83,556	108,279	132,169	148,475	176,733
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44	$8.95
Value at end of period	$25.38	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44
Number of accumulation units outstanding at end of period	3,630,026	4,349,772	4,887,186	2,854,654	3,303,457	3,666,459	4,558,002	3,188,003	3,775,208	3,637,309
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.54	$11.02	$10.39	$10.10	$10.35	$9.94	$9.68	$9.12	$8.82	$8.31
Value at end of period	$11.77	$10.54	$11.02	$10.39	$10.10	$10.35	$9.94	$9.68	$9.12	$8.82
Number of accumulation units outstanding at end of period	5,009,951	5,504,313	6,312,075	7,304,167	7,108,915	7,953,540	9,788,740	12,599,922	12,893,849	11,268,717
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28	$9.37
Value at end of period	$17.03	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28
Number of accumulation units outstanding at end of period	29,081,832	33,432,839	36,914,117	45,068,732	51,674,638	58,763,209	67,383,458	75,580,264	83,035,422	90,407,563
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51	$9.63
Value at end of period	$16.74	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51
Number of accumulation units outstanding at end of period	20,460,475	23,192,413	26,327,594	31,315,325	36,256,505	40,836,335	47,327,321	52,631,044	58,979,396	65,664,893
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62	$9.86
Value at end of period	$15.43	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62
Number of accumulation units outstanding at end of period	10,359,466	11,679,730	13,147,372	15,645,279	17,842,991	20,747,229	24,455,103	27,424,675	30,468,674	33,887,801
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01	$12.67
Value at end of period	$42.54	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01
Number of accumulation units outstanding at end of period	2,053,344	927,598	1,035,521	1,220,153	1,229,815	1,309,124	1,105,509	1,146,026	1,098,591	980,480
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96	$8.13
Value at end of period	$23.43	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96
Number of accumulation units outstanding at end of period	2,731,941	3,020,692	3,278,006	3,967,654	3,998,826	3,945,574	4,127,877	4,092,024	3,266,093	3,433,711
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65	$12.49
Value at end of period	$29.71	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65
Number of accumulation units outstanding at end of period	4,230,975	1,339,541	1,496,740	1,845,698	1,831,380	1,155,632	1,015,292	960,722	294,987	200,934
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06	$12.97
Value at end of period	$39.27	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06
Number of accumulation units outstanding at end of period	2,249,967	1,050,930	1,141,832	1,395,061	1,492,983	1,364,526	1,683,607	1,795,491	1,836,737	2,324,538
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29	$7.16
Value at end of period	$18.83	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29
Number of accumulation units outstanding at end of period	115,277	133,911	150,537	194,329	245,153	290,624	382,698	433,443	488,828	559,739
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89	$8.93
Value at end of period	$21.94	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89
Number of accumulation units outstanding at end of period	608,112	713,314	792,549	940,432	1,028,554	1,032,761	1,143,336	1,363,663	1,585,371	1,764,765
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01	$10.57
Value at end of period	$12.14	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01
Number of accumulation units outstanding at end of period	3,043,033	3,142,587	3,465,478	4,364,838	4,627,480	4,741,423	2,861,575	3,548,152	4,062,233	3,769,609
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42	$9.98
Value at end of period	$33.03	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42
Number of accumulation units outstanding at end of period	0	1,995,838	2,208,166	2,657,090	3,237,652	3,825,139	4,589,290	4,474,943	5,449,850	5,244,173
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.16	$14.66	$13.49	$13.63	$14.10	$12.59	$12.34	$9.99	$10.72	$9.40
Value at end of period	$16.09	$13.16	$14.66	$13.49	$13.63	$14.10	$12.59	$12.34	$9.99	$10.72
Number of accumulation units outstanding at end of period	794,240	902,176	1,005,926	1,210,925	1,384,131	1,606,054	1,982,123	2,247,770	2,541,000	2,903,282
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$97.21	$107.04	$103.47	$100.92	$99.67	$78.03	$77.74	$68.41	$63.52	$50.47
Value at end of period	$122.53	$97.21	$107.04	$103.47	$100.92	$99.67	$78.03	$77.74	$68.41	$63.52
Number of accumulation units outstanding at end of period	83,200	102,534	117,261	163,262	196,857	234,347	312,233	363,597	431,868	510,504
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69	$8.80
Value at end of period	$22.31	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69
Number of accumulation units outstanding at end of period	0	3,032,039	3,374,615	4,020,101	4,368,279	4,851,044	5,466,389	6,256,588	6,969,874	7,592,795
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96	$8.08
Value at end of period	$18.32	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96
Number of accumulation units outstanding at end of period	844,998	988,908	1,060,060	1,382,024	1,617,077	1,908,915	2,247,001	2,704,592	3,006,946	3,549,908
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09	$10.68
Value at end of period	$25.48	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09
Number of accumulation units outstanding at end of period	0	1,375,706	1,503,515	1,854,669	2,164,594	2,590,504	2,766,559	2,471,470	2,465,574	2,618,723
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14	$11.01
Value at end of period	$21.14	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14
Number of accumulation units outstanding at end of period	2,772,394	3,192,581	3,594,313	4,440,911	5,278,999	6,189,568	3,052,219	2,556,370	2,714,886	3,483,701
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.51	$54.73	$48.86	$41.42	$43.39	$40.06	$30.42	$27.00	$28.06	$25.36
Value at end of period	$57.06	$46.51	$54.73	$48.86	$41.42	$43.39	$40.06	$30.42	$27.00	$28.06
Number of accumulation units outstanding at end of period	486,243	575,186	655,552	822,448	859,168	957,524	1,108,099	1,194,456	1,424,895	1,501,512
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46	$11.82
Value at end of period	$26.83	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46
Number of accumulation units outstanding at end of period	757,053	898,803	1,043,252	1,058,505	1,429,868	1,348,724	1,470,768	1,335,860	1,458,990	1,480,914
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.78	$26.61	$18.92	$17.03	$20.56	$20.72	$22.35	$19.08	$23.73	$20.06
Value at end of period	$28.22	$21.78	$26.61	$18.92	$17.03	$20.56	$20.72	$22.35	$19.08	$23.73
Number of accumulation units outstanding at end of period	1,842,922	2,138,583	2,529,672	2,879,578	3,320,194	3,771,303	4,269,089	4,363,507	4,231,276	4,464,015
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$28.48	$25.46	$22.57	$23.67	$20.93	$16.17	$13.70	$13.68	$11.31
Value at end of period	$30.52	$24.59	$28.48	$25.46	$22.57	$23.67	$20.93	$16.17	$13.70	$13.68
Number of accumulation units outstanding at end of period	693,621	803,855	904,319	1,127,947	1,355,718	1,632,306	2,487,104	2,228,664	1,941,144	2,095,654
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$33.08	$29.10	$24.33	$25.69	$24.10	$17.64	$15.11	$15.57	$12.49
Value at end of period	$36.18	$29.10	$33.08	$29.10	$24.33	$25.69	$24.10	$17.64	$15.11	$15.57
Number of accumulation units outstanding at end of period	0	1,288,200	1,329,479	1,715,841	1,897,061	1,913,343	2,309,888	2,087,884	2,752,075	3,141,380
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$90.95	$92.01	$81.28	$76.49	$73.91	$67.00	$55.75	$49.51	$48.93	$43.63
Value at end of period	$111.24	$90.95	$92.01	$81.28	$76.49	$73.91	$67.00	$55.75	$49.51	$48.93
Number of accumulation units outstanding at end of period	4,628,212	5,223,970	5,725,076	6,660,342	6,954,634	7,161,057	7,821,719	7,967,085	8,380,631	9,126,872
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$48.33	$54.20	$47.41	$40.59	$44.32	$41.94	$32.87	$28.51	$29.25	$25.87
Value at end of period	$60.10	$48.33	$54.20	$47.41	$40.59	$44.32	$41.94	$32.87	$28.51	$29.25
Number of accumulation units outstanding at end of period	0	1,124,079	1,288,491	1,628,900	1,742,268	1,965,145	2,321,325	2,606,467	2,896,143	2,715,477
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26	$8.08
Value at end of period	$26.98	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26
Number of accumulation units outstanding at end of period	0	2,257,836	2,485,518	2,939,189	3,588,951	3,194,665	3,466,162	2,969,446	2,227,872	2,043,344
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48	$12.05
Value at end of period	$19.33	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48
Number of accumulation units outstanding at end of period	1,658,820	1,888,522	2,057,790	2,165,491	2,248,787	2,316,150	1,680,056	1,902,325	1,874,984	2,050,959

Separate Account Annual Charges of 1.70%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.90	$13.10	$11.72	$11.49	$11.80	$11.78	$10.47	$9.69	$10.23	$9.48
Value at end of period	$13.78	$11.90	$13.10	$11.72	$11.49	$11.80	$11.78	$10.47	$9.69	$10.23
Number of accumulation units outstanding at end of period	1,537,387	1,751,829	1,976,925	2,193,052	2,655,356	3,108,101	3,256,569	3,455,651	3,693,381	3,721,600
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.72	$12.00	$9.89	$9.51	$9.92	$9.62	$8.61	$7.61	$8.06	$7.74
Value at end of period	$12.79	$10.72	$12.00	$9.89	$9.51	$9.92	$9.62	$8.61	$7.61	$8.06
Number of accumulation units outstanding at end of period	1,411,198	1,040,715	1,213,864	1,446,560	1,819,083	586,267	651,993	709,004	752,428	818,579
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.87	$13.92	$14.10	$14.33	$14.58	$14.83	$15.08	$15.34	$15.60	$15.87
Value at end of period	$13.87	$13.87	$13.92	$14.10	$14.33	$14.58	$14.83	$15.08	$15.34	$15.60
Number of accumulation units outstanding at end of period	1,569,610	1,702,253	2,086,787	2,418,733	2,785,860	3,070,489	3,537,950	3,879,800	4,162,838	4,773,219
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54	$9.99
Value at end of period	$21.54	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54
Number of accumulation units outstanding at end of period	1,514,267	1,702,047	1,992,908	2,348,510	2,697,630	3,000,045	2,918,196	3,318,380	3,747,317
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70	$7.77
Value at end of period	$19.52	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70
Number of accumulation units outstanding at end of period	983,985	1,160,668	1,384,405	1,741,114	2,088,469	2,470,261	2,946,050	3,669,787	4,487,171	2,991,951
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06	$13.41
Value at end of period	$21.85	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06
Number of accumulation units outstanding at end of period	618,110	725,896	868,482	1,099,189	1,239,542	1,452,791	1,740,081	2,026,776	2,219,344	2,466,409
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21	$9.56
Value at end of period	$12.02	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21
Number of accumulation units outstanding at end of period	960,321	1,125,730	1,225,924	1,433,858	1,670,032	1,842,423	2,087,403	2,331,073	633,451	756,156
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02	$7.58
Value at end of period	$10.46	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02
Number of accumulation units outstanding at end of period	56,492	73,825	92,972	113,924	137,858	177,008	264,951	179,506	188,041	257,004
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64	$12.15
Value at end of period	$38.65	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64
Number of accumulation units outstanding at end of period	1,703,710	2,054,575	2,505,551	3,023,818	3,520,520	4,127,734	1,166,303	534,159	645,863	354,546
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02	$10.05
Value at end of period	$20.17	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02
Number of accumulation units outstanding at end of period	1,586,983	1,877,257	2,162,782	2,622,228	3,086,588	3,367,135	2,720,142	347,097	454,492
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$20.41	$20.55	$20.65	$20.74	$20.98	$21.20	$21.42	$21.47	$21.59	$21.29
Value at end of period	$20.88	$20.41	$20.55	$20.65	$20.74	$20.98	$21.20	$21.42	$21.47	$21.59
Number of accumulation units outstanding at end of period	170,492	201,589	240,005	276,658	314,802	366,670	413,339	473,423	541,365	698,357
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39	$8.91
Value at end of period	$25.14	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39
Number of accumulation units outstanding at end of period	2,206,028	2,733,258	3,166,196	1,694,248	1,973,473	2,268,580	2,594,824	2,597,026	2,991,666	3,452,664
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.49	$10.97	$10.36	$10.06	$10.32	$9.92	$9.66	$9.11	$8.81	$8.31
Value at end of period	$11.71	$10.49	$10.97	$10.36	$10.06	$10.32	$9.92	$9.66	$9.11	$8.81
Number of accumulation units outstanding at end of period	1,482,298	1,523,464	1,610,699	1,810,189	1,957,920	2,187,584	2,630,345	2,781,260	2,754,472	2,697,248
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28	$9.37
Value at end of period	$16.95	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28
Number of accumulation units outstanding at end of period	3,241,111	3,723,109	4,256,721	5,281,337	6,448,000	7,149,564	7,926,110	8,659,484	9,339,028	10,270,361
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50	$9.63
Value at end of period	$16.65	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50
Number of accumulation units outstanding at end of period	3,056,309	3,473,655	4,023,963	5,280,057	6,100,133	6,663,231	7,601,553	8,463,731	8,955,848	9,590,943
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61	$9.85
Value at end of period	$15.35	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61
Number of accumulation units outstanding at end of period	2,292,010	2,612,551	2,924,561	3,442,059	3,761,180	4,226,347	4,614,161	4,984,037	5,331,195	5,863,080
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00	$12.66
Value at end of period	$42.31	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00
Number of accumulation units outstanding at end of period	503,337	302,288	336,255	384,344	428,850	454,001	403,035	427,808	457,843	503,489
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95	$8.13
Value at end of period	$23.29	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95
Number of accumulation units outstanding at end of period	1,663,512	1,964,457	2,283,176	2,628,314	2,989,387	3,521,651	3,884,650	4,487,089	4,937,104	5,831,461
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64	$12.48
Value at end of period	$29.55	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64
Number of accumulation units outstanding at end of period	1,211,358	257,476	255,687	309,832	339,692	149,744	97,375	113,610	111,472	92,052
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04	$12.97
Value at end of period	$39.06	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04
Number of accumulation units outstanding at end of period	827,957	746,230	898,300	1,092,859	1,232,145	1,412,195	1,601,547	1,831,013	2,105,460	2,482,145
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25	$7.12
Value at end of period	$18.65	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25
Number of accumulation units outstanding at end of period	39,947	46,934	49,426	92,524	115,269	134,867	148,924	201,202	262,328	314,195
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88	$8.92
Value at end of period	$21.81	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88
Number of accumulation units outstanding at end of period	77,718	95,269	118,419	148,993	154,647	147,447	188,495	182,286	214,608	248,836
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99	$10.56
Value at end of period	$12.07	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99
Number of accumulation units outstanding at end of period	494,742	452,484	484,218	569,669	662,842	599,396	643,117	891,327	1,257,147	709,327
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38	$9.96
Value at end of period	$32.79	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38
Number of accumulation units outstanding at end of period	0	307,978	354,563	404,457	467,783	511,251	697,244	659,565	698,960	841,956
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.07	$14.57	$13.42	$13.56	$14.03	$12.54	$12.30	$9.96	$10.70	$9.38
Value at end of period	$15.98	$13.07	$14.57	$13.42	$13.56	$14.03	$12.54	$12.30	$9.96	$10.70
Number of accumulation units outstanding at end of period	103,141	121,656	131,799	147,864	172,829	188,797	218,489	241,042	280,998	334,955
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$95.74	$105.48	$102.01	$99.55	$98.37	$77.05	$76.80	$67.62	$62.82	$49.93
Value at end of period	$120.62	$95.74	$105.48	$102.01	$99.55	$98.37	$77.05	$76.80	$67.62	$62.82
Number of accumulation units outstanding at end of period	61,926	70,146	81,195	102,209	119,977	135,602	166,168	196,694	231,154	268,696
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67	$8.78
Value at end of period	$22.15	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67
Number of accumulation units outstanding at end of period	0	320,163	371,064	447,480	474,543	536,280	653,521	743,898	819,616	920,705
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94	$8.07
Value at end of period	$18.19	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94
Number of accumulation units outstanding at end of period	107,251	122,867	141,386	175,809	197,063	227,848	261,832	302,015	433,174	511,763
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04	$10.64
Value at end of period	$25.26	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04
Number of accumulation units outstanding at end of period	0	167,293	184,120	261,015	305,662	363,275	396,943	246,110	328,673	321,611
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10	$10.99
Value at end of period	$20.98	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10
Number of accumulation units outstanding at end of period	1,654,246	2,031,064	2,518,766	3,084,434	3,689,134	4,285,297	607,344	552,540	590,476	673,114
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.92	$54.06	$48.28	$40.96	$42.92	$39.65	$30.13	$26.76	$27.82	$25.16
Value at end of period	$56.30	$45.92	$54.06	$48.28	$40.96	$42.92	$39.65	$30.13	$26.76	$27.82
Number of accumulation units outstanding at end of period	659,088	802,382	941,094	1,133,305	1,324,940	1,504,261	1,725,469	1,976,680	2,249,648	2,554,507
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17	$11.57
Value at end of period	$26.13	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17
Number of accumulation units outstanding at end of period	102,112	118,152	139,664	138,229	179,077	140,126	162,708	159,407	152,743	151,268
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.55	$26.34	$18.74	$16.88	$20.39	$20.55	$22.18	$18.94	$23.58	$19.94
Value at end of period	$27.90	$21.55	$26.34	$18.74	$16.88	$20.39	$20.55	$22.18	$18.94	$23.58
Number of accumulation units outstanding at end of period	365,515	424,832	499,439	549,402	618,221	705,926	823,318	841,692	965,704	1,011,850
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.42	$21.35	$19.09	$16.93	$17.77	$15.72	$12.15	$10.30	$10.29	$8.52
Value at end of period	$22.86	$18.42	$21.35	$19.09	$16.93	$17.77	$15.72	$12.15	$10.30	$10.29
Number of accumulation units outstanding at end of period	161,613	208,132	234,351	278,487	360,756	426,422	509,519	499,022	414,337	501,493
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.86	$32.81	$28.89	$24.17	$25.52	$23.96	$17.54	$15.04	$15.50	$12.45
Value at end of period	$35.86	$28.86	$32.81	$28.89	$24.17	$25.52	$23.96	$17.54	$15.04	$15.50
Number of accumulation units outstanding at end of period	0	228,782	240,705	289,463	347,648	384,966	520,866	432,742	437,975	561,305
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$89.58	$90.67	$80.14	$75.45	$72.94	$66.16	$55.07	$48.94	$48.39	$43.17
Value at end of period	$109.51	$89.58	$90.67	$80.14	$75.45	$72.94	$66.16	$55.07	$48.94	$48.39
Number of accumulation units outstanding at end of period	868,548	1,057,953	1,222,086	1,453,198	1,610,547	1,809,212	2,078,595	2,312,238	2,665,152	3,062,578
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$47.61	$53.41	$46.74	$40.03	$43.74	$41.41	$32.47	$28.18	$28.93	$25.60
Value at end of period	$59.16	$47.61	$53.41	$46.74	$40.03	$43.74	$41.41	$32.47	$28.18	$28.93
Number of accumulation units outstanding at end of period	0	496,105	572,856	694,967	792,598	930,979	1,200,586	1,380,414	1,647,604	1,806,131
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24	$8.06
Value at end of period	$26.81	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24
Number of accumulation units outstanding at end of period	0	403,904	458,615	511,495	668,753	504,753	611,341	553,700	474,261	521,491
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44	$12.02
Value at end of period	$19.19	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44
Number of accumulation units outstanding at end of period	238,268	285,038	302,115	335,893	382,332	390,868	343,796	371,527	412,626	456,831
Separate Account Annual Charges of 1.75%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.84	$13.04	$11.67	$11.44	$11.76	$11.74	$10.45	$9.67	$10.21	$9.47
Value at end of period	$13.70	$11.84	$13.04	$11.67	$11.44	$11.76	$11.74	$10.45	$9.67	$10.21
Number of accumulation units outstanding at end of period	207,188	294,503	308,181	374,845	407,294	586,669	747,046	571,493	1,024,482	1,130,871
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.66	$11.94	$9.84	$9.47	$9.88	$9.59	$8.59	$7.60	$8.04	$7.73
Value at end of period	$12.71	$10.66	$11.94	$9.84	$9.47	$9.88	$9.59	$8.59	$7.60	$8.04
Number of accumulation units outstanding at end of period	330,424	145,601	158,361	217,243	286,016	14,793	14,248	24,179	37,366	38,074
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.62	$13.67	$13.86	$14.09	$14.34	$14.59	$14.85	$15.12	$15.38	$15.65
Value at end of period	$13.61	$13.62	$13.67	$13.86	$14.09	$14.34	$14.59	$14.85	$15.12	$15.38
Number of accumulation units outstanding at end of period	237,415	282,484	351,446	341,436	402,034	418,480	419,666	511,459	598,840	840,172
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54	$9.99
Value at end of period	$21.44	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54
Number of accumulation units outstanding at end of period	139,634	182,024	214,980	254,639	312,581	350,643	437,375	558,357	684,332
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68	$7.77
Value at end of period	$19.40	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68
Number of accumulation units outstanding at end of period	787,250	925,503	1,028,896	1,264,489	1,467,003	1,680,455	1,935,272	2,286,125	2,742,774	2,224,320
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01	$13.37
Value at end of period	$21.67	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01
Number of accumulation units outstanding at end of period	182,241	208,754	235,271	293,879	340,213	426,367	479,775	620,937	726,481	863,810
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18	$9.55
Value at end of period	$11.94	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18
Number of accumulation units outstanding at end of period	163,553	202,714	225,687	301,028	352,061	375,482	439,447	544,244	107,339	138,277
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01	$7.57
Value at end of period	$10.40	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01
Number of accumulation units outstanding at end of period	8,934	9,924	10,626	23,604	27,571	31,359	63,876	41,892	34,798	42,289
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60	$12.11
Value at end of period	$38.34	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60
Number of accumulation units outstanding at end of period	359,592	424,098	472,783	576,312	680,719	767,747	179,083	78,894	103,158	58,940
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02	$10.05
Value at end of period	$20.07	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02
Number of accumulation units outstanding at end of period	384,582	471,669	534,395	658,099	744,320	756,686	693,569	152,572	176,268
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$20.07	$20.21	$20.33	$20.43	$20.67	$20.90	$21.12	$21.18	$21.31	$21.03
Value at end of period	$20.52	$20.07	$20.21	$20.33	$20.43	$20.67	$20.90	$21.12	$21.18	$21.31
Number of accumulation units outstanding at end of period	39,526	47,017	51,282	58,382	67,139	78,398	87,324	108,190	122,106	146,749
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33	$8.87
Value at end of period	$24.91	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33
Number of accumulation units outstanding at end of period	608,031	701,221	790,659	383,269	441,194	502,651	623,604	648,471	781,461	913,587
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.44	$10.93	$10.32	$10.03	$10.29	$9.89	$9.65	$9.10	$8.81	$8.31
Value at end of period	$11.65	$10.44	$10.93	$10.32	$10.03	$10.29	$9.89	$9.65	$9.10	$8.81
Number of accumulation units outstanding at end of period	310,567	328,101	315,648	371,652	281,210	279,620	235,834	328,632	279,668	367,431
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27	$9.37
Value at end of period	$16.86	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27
Number of accumulation units outstanding at end of period	302,706	350,682	402,186	479,600	560,519	585,454	657,788	967,993	1,055,184	1,232,540
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50	$9.62
Value at end of period	$16.56	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50
Number of accumulation units outstanding at end of period	251,092	311,112	347,372	404,699	519,141	467,083	542,821	613,105	699,255	667,671
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60	$9.85
Value at end of period	$15.27	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60
Number of accumulation units outstanding at end of period	317,749	306,855	399,179	551,499	479,405	554,520	712,822	784,921	888,475	916,906
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99	$12.66
Value at end of period	$42.08	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99
Number of accumulation units outstanding at end of period	151,138	134,834	141,739	188,448	217,866	212,702	240,680	269,744	320,643	369,472
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94	$8.12
Value at end of period	$23.15	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94
Number of accumulation units outstanding at end of period	306,328	360,385	391,113	440,038	473,401	525,487	561,630	658,566	785,637	998,454
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63	$12.48
Value at end of period	$29.39	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63
Number of accumulation units outstanding at end of period	440,922	98,469	119,720	151,351	174,878	26,905	19,418	21,886	15,071	1,463
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03	$12.96
Value at end of period	$38.84	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03
Number of accumulation units outstanding at end of period	187,700	117,935	125,720	139,092	165,970	195,224	229,048	277,169	322,879	415,384
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20	$7.09
Value at end of period	$18.48	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20
Number of accumulation units outstanding at end of period	54,800	64,664	81,972	102,702	119,923	142,742	168,916	214,984	247,873	286,727
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86	$8.91
Value at end of period	$21.68	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86
Number of accumulation units outstanding at end of period	7,825	12,860	23,729	26,003	19,693	22,511	26,717	29,648	55,529	44,468
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98	$10.55
Value at end of period	$12.00	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98
Number of accumulation units outstanding at end of period	71,135	72,622	95,468	123,355	125,973	110,869	120,410	144,863	254,563	212,507
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35	$9.94
Value at end of period	$32.54	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35
Number of accumulation units outstanding at end of period	0	73,769	70,022	66,060	78,394	83,927	111,994	116,198	149,529	178,126
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.99	$14.49	$13.34	$13.50	$13.97	$12.49	$12.26	$9.93	$10.67	$9.36
Value at end of period	$15.87	$12.99	$14.49	$13.34	$13.50	$13.97	$12.49	$12.26	$9.93	$10.67
Number of accumulation units outstanding at end of period	5,804	10,928	18,932	21,543	28,653	25,639	29,088	35,292	45,901	53,304
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$94.30	$103.94	$100.57	$98.19	$97.08	$76.08	$75.87	$66.84	$62.12	$49.40
Value at end of period	$118.74	$94.30	$103.94	$100.57	$98.19	$97.08	$76.08	$75.87	$66.84	$62.12
Number of accumulation units outstanding at end of period	18,226	21,108	24,144	32,526	39,530	44,070	54,694	67,961	81,510	104,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64	$8.76
Value at end of period	$21.99	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64
Number of accumulation units outstanding at end of period	0	86,056	94,537	65,026	67,461	71,831	96,568	108,857	127,463	154,749
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91	$8.05
Value at end of period	$18.07	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91
Number of accumulation units outstanding at end of period	14,988	16,166	16,957	20,112	29,990	33,120	39,956	65,342	91,440	104,288
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99	$10.60
Value at end of period	$25.03	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99
Number of accumulation units outstanding at end of period	0	129,792	145,174	168,778	198,345	222,030	245,614	292,800	320,523	359,615
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07	$10.96
Value at end of period	$20.82	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07
Number of accumulation units outstanding at end of period	451,506	502,776	570,975	678,619	816,902	959,918	128,558	121,858	148,295	188,722
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.33	$53.40	$47.72	$40.50	$42.46	$39.25	$29.84	$26.51	$27.58	$24.95
Value at end of period	$55.56	$45.33	$53.40	$47.72	$40.50	$42.46	$39.25	$29.84	$26.51	$27.58
Number of accumulation units outstanding at end of period	83,341	94,165	103,325	127,285	148,496	176,718	197,760	231,946	281,912	337,800
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13	$11.54
Value at end of period	$25.94	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13
Number of accumulation units outstanding at end of period	41,963	49,654	48,366	38,061	49,741	36,665	42,183	44,382	43,199	48,642
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.32	$26.08	$18.56	$16.72	$20.21	$20.38	$22.01	$18.81	$23.42	$19.82
Value at end of period	$27.60	$21.32	$26.08	$18.56	$16.72	$20.21	$20.38	$22.01	$18.81	$23.42
Number of accumulation units outstanding at end of period	85,631	83,851	97,797	87,031	99,093	115,167	135,222	162,360	180,430	206,305
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.32	$21.24	$19.01	$16.87	$17.71	$15.67	$12.13	$10.28	$10.28	$8.51
Value at end of period	$22.72	$18.32	$21.24	$19.01	$16.87	$17.71	$15.67	$12.13	$10.28	$10.28
Number of accumulation units outstanding at end of period	17,154	20,993	22,074	35,110	42,517	55,815	83,513	79,203	60,593	63,348
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.62	$32.55	$28.67	$24.00	$25.36	$23.82	$17.45	$14.96	$15.44	$12.40
Value at end of period	$35.54	$28.62	$32.55	$28.67	$24.00	$25.36	$23.82	$17.45	$14.96	$15.44
Number of accumulation units outstanding at end of period	0	66,164	64,625	66,650	109,053	81,741	128,407	133,682	170,175	191,942
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$88.23	$89.35	$79.01	$74.42	$71.99	$65.33	$54.41	$48.38	$47.85	$42.71
Value at end of period	$107.80	$88.23	$89.35	$79.01	$74.42	$71.99	$65.33	$54.41	$48.38	$47.85
Number of accumulation units outstanding at end of period	210,632	226,987	268,551	348,309	391,362	460,029	531,694	635,942	730,033	894,237
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.89	$52.63	$46.09	$39.49	$43.17	$40.89	$32.08	$27.86	$28.61	$25.33
Value at end of period	$58.24	$46.89	$52.63	$46.09	$39.49	$43.17	$40.89	$32.08	$27.86	$28.61
Number of accumulation units outstanding at end of period	0	139,262	161,195	207,306	232,104	266,749	322,215	392,755	469,128	539,055
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23	$8.05
Value at end of period	$26.64	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23
Number of accumulation units outstanding at end of period	0	71,326	67,701	78,974	102,501	54,997	72,871	61,096	95,002	109,783
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41	$11.99
Value at end of period	$19.05	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41
Number of accumulation units outstanding at end of period	63,713	92,296	97,147	119,589	128,789	108,814	112,068	139,920	155,542	171,109

Separate Account Annual Charges of 1.80%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.77	$12.97	$11.62	$11.40	$11.72	$11.71	$10.42	$9.65	$10.20	$9.46
Value at end of period	$13.61	$11.77	$12.97	$11.62	$11.40	$11.72	$11.71	$10.42	$9.65	$10.20
Number of accumulation units outstanding at end of period	2,257,433	2,629,786	2,847,479	3,294,533	3,868,599	4,441,910	4,756,287	4,580,132	5,320,212	4,848,084
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.60	$11.88	$9.80	$9.43	$9.85	$9.56	$8.57	$7.58	$8.03	$7.73
Value at end of period	$12.64	$10.60	$11.88	$9.80	$9.43	$9.85	$9.56	$8.57	$7.58	$8.03
Number of accumulation units outstanding at end of period	2,077,258	1,481,776	1,734,650	2,232,581	2,683,685	1,146,671	1,207,036	1,158,093	1,230,977	1,372,236
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.41	$13.47	$13.66	$13.90	$14.15	$14.41	$14.67	$14.94	$15.21	$15.49
Value at end of period	$13.40	$13.41	$13.47	$13.66	$13.90	$14.15	$14.41	$14.67	$14.94	$15.21
Number of accumulation units outstanding at end of period	1,567,020	1,827,729	2,014,602	2,500,099	3,366,176	3,388,569	4,442,237	4,613,915	5,753,834	6,397,630
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53	$9.99
Value at end of period	$21.35	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53
Number of accumulation units outstanding at end of period	1,550,443	1,753,663	2,000,543	2,677,847	3,137,548	3,610,105	4,129,724	4,809,114	5,344,579
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67	$7.76
Value at end of period	$19.29	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67
Number of accumulation units outstanding at end of period	1,981,561	2,250,533	2,549,850	3,336,025	3,855,243	4,495,805	5,251,103	6,151,869	7,047,014	4,737,771
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96	$13.33
Value at end of period	$21.50	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96
Number of accumulation units outstanding at end of period	815,095	943,868	1,105,217	1,424,130	1,509,264	1,769,712	2,133,974	2,482,713	2,405,079	2,614,587
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16	$9.53
Value at end of period	$11.85	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16
Number of accumulation units outstanding at end of period	1,235,673	1,418,785	1,566,450	2,125,528	2,444,387	2,718,956	3,227,494	3,325,817	1,390,250	1,654,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00	$7.57
Value at end of period	$10.34	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00
Number of accumulation units outstanding at end of period	132,086	154,015	166,972	225,340	257,343	294,580	408,827	314,283	297,723	391,365
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55	$12.08
Value at end of period	$38.04	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55
Number of accumulation units outstanding at end of period	1,965,021	2,296,959	2,647,782	3,529,876	4,152,669	4,944,671	2,408,923	850,563	947,950	591,995
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01	$10.04
Value at end of period	$19.98	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01
Number of accumulation units outstanding at end of period	1,943,826	2,204,775	2,501,649	3,306,798	3,951,601	4,130,932	2,443,672	461,779	592,607
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$19.77	$19.92	$20.04	$20.15	$20.40	$20.64	$20.87	$20.94	$21.07	$20.81
Value at end of period	$20.20	$19.77	$19.92	$20.04	$20.15	$20.40	$20.64	$20.87	$20.94	$21.07
Number of accumulation units outstanding at end of period	102,636	109,625	119,065	169,131	201,864	224,403	277,230	336,286	424,985	530,599
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28	$8.84
Value at end of period	$24.67	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28
Number of accumulation units outstanding at end of period	2,310,169	2,686,612	3,115,560	1,549,085	1,770,005	2,038,945	2,421,220	2,023,437	2,377,780	2,888,373
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.39	$10.88	$10.28	$10.00	$10.27	$9.87	$9.63	$9.09	$8.80	$8.31
Value at end of period	$11.59	$10.39	$10.88	$10.28	$10.00	$10.27	$9.87	$9.63	$9.09	$8.80
Number of accumulation units outstanding at end of period	1,347,257	1,481,839	1,819,742	2,365,464	2,326,323	2,879,308	3,173,372	4,157,492	4,807,901	2,875,864
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26	$9.36
Value at end of period	$16.77	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26
Number of accumulation units outstanding at end of period	7,468,317	8,458,412	9,651,893	12,146,722	15,144,257	18,140,729	20,706,858	22,129,608	23,660,153	25,710,826
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49	$9.62
Value at end of period	$16.48	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49
Number of accumulation units outstanding at end of period	4,339,539	4,856,097	5,389,180	6,776,859	7,820,578	9,174,565	10,006,371	10,781,592	12,280,940	13,847,272
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60	$9.85
Value at end of period	$15.19	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60
Number of accumulation units outstanding at end of period	2,390,204	2,848,182	3,292,490	4,098,739	4,861,508	5,811,071	6,445,119	7,032,497	7,634,659	8,948,023
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97	$12.65
Value at end of period	$41.85	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97
Number of accumulation units outstanding at end of period	830,410	479,558	398,630	534,708	589,681	591,763	538,346	603,059	623,596	621,152
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92	$8.11
Value at end of period	$23.02	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92
Number of accumulation units outstanding at end of period	1,317,273	1,479,432	1,615,840	2,000,629	2,194,759	2,167,937	2,247,135	2,391,217	2,342,300	2,936,570
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61	$12.47
Value at end of period	$29.23	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61
Number of accumulation units outstanding at end of period	1,682,520	505,969	594,191	688,907	712,260	272,080	241,004	221,468	221,530	224,171
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01	$12.96
Value at end of period	$38.63	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01
Number of accumulation units outstanding at end of period	870,116	420,952	485,650	591,914	749,470	748,568	809,291	890,508	992,399	1,252,894
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16	$7.06
Value at end of period	$18.30	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16
Number of accumulation units outstanding at end of period	110,988	129,774	147,812	219,284	256,095	298,977	385,461	474,519	523,504	580,520
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85	$8.91
Value at end of period	$21.55	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85
Number of accumulation units outstanding at end of period	185,504	210,974	256,170	373,210	413,243	333,845	368,513	364,235	469,399	494,420
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96	$10.54
Value at end of period	$11.93	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96
Number of accumulation units outstanding at end of period	1,061,128	954,710	1,152,826	1,312,245	1,558,869	1,340,517	1,105,563	1,269,277	1,537,962	1,315,740
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31	$9.91
Value at end of period	$32.30	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31
Number of accumulation units outstanding at end of period	0	675,309	712,012	935,381	1,176,252	1,381,374	1,630,441	1,509,289	1,736,449	1,752,103
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.90	$14.40	$13.27	$13.43	$13.91	$12.44	$12.22	$9.90	$10.65	$9.35
Value at end of period	$15.76	$12.90	$14.40	$13.27	$13.43	$13.91	$12.44	$12.22	$9.90	$10.65
Number of accumulation units outstanding at end of period	184,170	216,339	250,815	314,103	357,531	397,425	472,843	527,120	606,050	692,761
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$92.88	$102.42	$99.16	$96.86	$95.81	$75.12	$74.95	$66.07	$61.44	$48.88
Value at end of period	$116.89	$92.88	$102.42	$99.16	$96.86	$95.81	$75.12	$74.95	$66.07	$61.44
Number of accumulation units outstanding at end of period	88,025	102,169	113,945	157,669	182,511	211,136	264,528	297,080	348,401	404,020
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62	$8.74
Value at end of period	$21.84	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62
Number of accumulation units outstanding at end of period	0	603,383	663,664	855,163	979,706	1,045,520	1,159,882	1,246,234	1,402,454	1,614,112
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89	$8.04
Value at end of period	$17.94	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89
Number of accumulation units outstanding at end of period	205,499	241,913	281,191	384,190	485,174	589,064	685,687	786,358	975,691	1,137,911
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93	$10.55
Value at end of period	$24.81	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93
Number of accumulation units outstanding at end of period	0	298,665	301,384	384,096	468,120	566,398	643,623	586,623	596,557	755,522
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03	$10.94
Value at end of period	$20.67	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03
Number of accumulation units outstanding at end of period	1,629,398	1,837,742	2,133,008	2,554,677	3,095,046	3,960,762	1,175,556	894,306	959,336	1,123,219
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.76	$52.74	$47.16	$40.04	$42.01	$38.85	$29.55	$26.26	$27.34	$24.74
Value at end of period	$54.82	$44.76	$52.74	$47.16	$40.04	$42.01	$38.85	$29.55	$26.26	$27.34
Number of accumulation units outstanding at end of period	397,094	436,015	538,225	646,493	686,568	777,321	870,680	891,048	1,022,651	1,201,379
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79	$13.00
Value at end of period	$29.09	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79
Number of accumulation units outstanding at end of period	223,207	245,520	285,246	292,021	409,943	317,463	331,199	324,660	384,623	343,403
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.10	$25.82	$18.38	$16.57	$20.04	$20.22	$21.84	$18.68	$23.27	$19.70
Value at end of period	$27.29	$21.10	$25.82	$18.38	$16.57	$20.04	$20.22	$21.84	$18.68	$23.27
Number of accumulation units outstanding at end of period	627,296	699,424	797,221	1,065,489	1,217,004	1,349,828	1,541,334	1,573,188	1,616,591	1,772,314
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$29.44	$34.15	$30.57	$27.14	$28.51	$25.24	$19.54	$16.58	$16.58	$13.73
Value at end of period	$36.49	$29.44	$34.15	$30.57	$27.14	$28.51	$25.24	$19.54	$16.58	$16.58
Number of accumulation units outstanding at end of period	133,992	159,274	178,130	239,184	310,542	373,901	579,514	493,135	324,403	357,238
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.37	$32.30	$28.46	$23.83	$25.20	$23.68	$17.35	$14.89	$15.37	$12.35
Value at end of period	$35.22	$28.37	$32.30	$28.46	$23.83	$25.20	$23.68	$17.35	$14.89	$15.37
Number of accumulation units outstanding at end of period	0	506,357	534,353	673,665	818,380	878,205	1,053,583	1,007,689	1,128,312	1,514,461
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$86.90	$88.05	$77.90	$73.41	$71.05	$64.50	$53.75	$47.82	$47.32	$42.26
Value at end of period	$106.12	$86.90	$88.05	$77.90	$73.41	$71.05	$64.50	$53.75	$47.82	$47.32
Number of accumulation units outstanding at end of period	1,664,418	1,838,515	2,068,165	2,440,275	2,607,023	2,773,382	3,051,231	3,177,522	3,580,246	4,075,631
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.18	$51.87	$45.44	$38.95	$42.61	$40.38	$31.69	$27.54	$28.29	$25.06
Value at end of period	$57.33	$46.18	$51.87	$45.44	$38.95	$42.61	$40.38	$31.69	$27.54	$28.29
Number of accumulation units outstanding at end of period	0	586,522	675,309	891,269	958,158	1,065,732	1,208,043	1,274,037	1,569,363	1,710,923
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21	$8.04
Value at end of period	$26.47	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21
Number of accumulation units outstanding at end of period	0	707,401	815,370	934,378	1,375,975	1,220,127	1,304,112	864,423	659,446	604,139
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37	$11.96
Value at end of period	$18.90	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37
Number of accumulation units outstanding at end of period	500,015	555,827	570,796	698,488	784,644	745,966	727,325	799,252	836,742	901,392
Separate Account Annual Charges of 1.85%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.71	$12.91	$11.57	$11.35	$11.68	$11.68	$10.40	$9.63	$10.19	$9.45
Value at end of period	$13.53	$11.71	$12.91	$11.57	$11.35	$11.68	$11.68	$10.40	$9.63	$10.19
Number of accumulation units outstanding at end of period	870,894	1,023,177	1,146,430	1,459,058	1,965,038	2,153,757	2,606,648	2,534,217	2,768,651	2,659,829
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.54	$11.82	$9.75	$9.40	$9.81	$9.53	$8.55	$7.57	$8.02	$7.72
Value at end of period	$12.56	$10.54	$11.82	$9.75	$9.40	$9.81	$9.53	$8.55	$7.57	$8.02
Number of accumulation units outstanding at end of period	1,261,424	917,820	1,038,796	1,339,383	1,599,559	516,569	532,527	559,191	688,315	749,998
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.25	$13.32	$13.51	$13.76	$14.01	$14.28	$14.54	$14.82	$15.09	$15.37
Value at end of period	$13.23	$13.25	$13.32	$13.51	$13.76	$14.01	$14.28	$14.54	$14.82	$15.09
Number of accumulation units outstanding at end of period	572,324	723,503	522,782	653,798	731,139	760,073	982,804	1,650,489	1,459,797	1,453,004
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53	$9.99
Value at end of period	$21.25	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53
Number of accumulation units outstanding at end of period	1,421,230	1,683,795	1,952,536	2,511,463	2,907,230	3,272,252	3,997,845	4,522,820	5,120,278
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66	$7.75
Value at end of period	$19.17	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66
Number of accumulation units outstanding at end of period	1,142,705	1,342,480	1,539,563	1,912,631	2,262,818	2,651,950	3,277,124	3,890,208	4,564,455	2,961,017
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91	$13.29
Value at end of period	$21.33	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91
Number of accumulation units outstanding at end of period	392,067	454,997	534,819	698,700	826,797	984,839	1,127,498	1,378,018	1,526,830	1,629,416
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14	$9.51
Value at end of period	$11.77	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14
Number of accumulation units outstanding at end of period	1,128,478	1,318,918	1,425,356	1,753,233	2,127,087	2,375,621	2,649,402	2,970,424	803,127	926,890
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99	$7.56
Value at end of period	$10.28	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99
Number of accumulation units outstanding at end of period	40,583	49,526	55,331	84,986	88,959	115,092	159,292	114,986	132,802	233,418
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51	$12.04
Value at end of period	$37.74	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51
Number of accumulation units outstanding at end of period	1,047,801	1,217,300	1,428,454	1,844,458	2,218,742	2,651,985	1,391,748	784,960	913,634	305,317
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01	$10.04
Value at end of period	$19.89	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01
Number of accumulation units outstanding at end of period	1,387,561	1,628,032	1,790,413	2,318,155	2,785,888	3,050,623	2,667,129	350,796	327,575
VOYA LIMITED MATURITY BOND PORTFOLIO (CLASS S)
Value at beginning of period	$19.50	$19.66	$19.79	$19.91	$20.17	$20.41	$20.65	$20.73	$20.88	$20.62
Value at end of period	$19.92	$19.50	$19.66	$19.79	$19.91	$20.17	$20.41	$20.65	$20.73	$20.88
Number of accumulation units outstanding at end of period	27,202	29,725	30,704	36,676	38,505	42,309	81,249	87,059	103,048	121,458
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22	$8.80
Value at end of period	$24.44	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22
Number of accumulation units outstanding at end of period	1,323,626	1,591,789	1,802,688	901,506	1,088,228	1,229,446	1,467,760	1,398,446	1,536,337	1,723,943
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.34	$10.83	$10.24	$9.97	$10.24	$9.85	$9.62	$9.08	$8.80	$8.31
Value at end of period	$11.53	$10.34	$10.83	$10.24	$9.97	$10.24	$9.85	$9.62	$9.08	$8.80
Number of accumulation units outstanding at end of period	741,786	757,088	938,482	961,253	1,002,100	1,107,333	1,223,862	1,299,357	1,305,965	1,266,984
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26	$9.36
Value at end of period	$16.69	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26
Number of accumulation units outstanding at end of period	3,455,450	3,879,727	4,151,707	5,254,180	6,394,120	7,107,605	8,486,980	9,182,497	9,731,750	10,459,517
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48	$9.62
Value at end of period	$16.39	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48
Number of accumulation units outstanding at end of period	2,245,424	2,559,351	2,920,161	3,910,644	4,799,197	5,467,152	6,466,476	6,578,288	7,226,734	7,809,734
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59	$9.85
Value at end of period	$15.12	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59
Number of accumulation units outstanding at end of period	1,435,944	1,631,969	1,755,491	2,021,135	2,436,398	2,717,080	3,300,270	3,877,968	4,431,415	4,645,124
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96	$12.65
Value at end of period	$41.62	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96
Number of accumulation units outstanding at end of period	556,603	426,088	462,816	574,022	639,919	643,055	724,614	802,994	952,472	1,118,327
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91	$8.11
Value at end of period	$22.88	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91
Number of accumulation units outstanding at end of period	520,916	623,181	667,375	956,863	1,060,426	1,039,785	988,513	971,614	1,039,503	1,252,326
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60	$12.47
Value at end of period	$29.07	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60
Number of accumulation units outstanding at end of period	1,566,382	361,174	389,508	475,690	505,701	106,060	112,900	105,424	107,279	77,313
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00	$12.95
Value at end of period	$38.42	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00
Number of accumulation units outstanding at end of period	422,721	363,394	411,716	505,625	468,949	476,842	533,218	589,336	660,983	749,319
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11	$7.03
Value at end of period	$18.13	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11
Number of accumulation units outstanding at end of period	147,264	172,863	193,095	262,327	314,687	390,720	487,386	556,136	635,815	707,541
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83	$8.90
Value at end of period	$21.42	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83
Number of accumulation units outstanding at end of period	89,784	102,422	116,546	159,255	162,670	149,135	219,885	217,615	328,273	233,282
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95	$10.53
Value at end of period	$11.86	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95
Number of accumulation units outstanding at end of period	321,304	300,917	331,139	579,984	664,894	651,548	565,049	633,291	807,129	681,132
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28	$9.89
Value at end of period	$32.06	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28
Number of accumulation units outstanding at end of period	0	234,944	246,398	315,159	408,926	470,337	547,406	469,290	523,132	616,566
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.82	$14.32	$13.20	$13.36	$13.85	$12.39	$12.18	$9.87	$10.62	$9.33
Value at end of period	$15.65	$12.82	$14.32	$13.20	$13.36	$13.85	$12.39	$12.18	$9.87	$10.62
Number of accumulation units outstanding at end of period	49,856	59,366	82,178	100,218	139,132	158,295	156,071	175,228	194,704	250,058
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$91.48	$100.93	$97.76	$95.54	$94.56	$74.18	$74.05	$65.30	$60.76	$48.37
Value at end of period	$115.07	$91.48	$100.93	$97.76	$95.54	$94.56	$74.18	$74.05	$65.30	$60.76
Number of accumulation units outstanding at end of period	48,232	58,715	64,287	89,307	102,482	122,799	150,515	174,332	213,189	261,299
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59	$8.72
Value at end of period	$21.68	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59
Number of accumulation units outstanding at end of period	0	192,094	240,158	314,009	316,629	355,972	384,836	406,272	450,004	516,509
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86	$8.02
Value at end of period	$17.82	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86
Number of accumulation units outstanding at end of period	106,306	128,473	148,562	181,876	224,508	255,906	298,086	300,767	344,970	437,170
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88	$10.51
Value at end of period	$24.58	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88
Number of accumulation units outstanding at end of period	0	686,140	774,365	941,431	1,126,947	1,284,647	1,486,234	1,683,954	1,958,358	2,089,804
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00	$10.91
Value at end of period	$20.51	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00
Number of accumulation units outstanding at end of period	591,352	712,426	823,190	1,081,870	1,294,225	1,536,547	434,828	437,246	472,601	515,888
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.19	$52.10	$46.60	$39.59	$41.56	$38.45	$29.26	$26.02	$27.10	$24.54
Value at end of period	$54.10	$44.19	$52.10	$46.60	$39.59	$41.56	$38.45	$29.26	$26.02	$27.10
Number of accumulation units outstanding at end of period	128,552	154,480	171,988	205,426	217,724	257,145	300,696	317,915	378,441	480,043
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28	$11.68
Value at end of period	$25.99	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28
Number of accumulation units outstanding at end of period	126,571	147,364	157,749	169,823	237,377	199,476	240,652	194,512	224,975	211,590
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.88	$25.56	$18.20	$16.42	$19.87	$20.06	$21.68	$18.55	$23.12	$19.58
Value at end of period	$26.99	$20.88	$25.56	$18.20	$16.42	$19.87	$20.06	$21.68	$18.55	$23.12
Number of accumulation units outstanding at end of period	241,824	271,423	329,844	389,629	403,860	461,734	544,042	678,671	757,491	755,381
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$23.87	$27.70	$24.81	$22.04	$23.16	$20.52	$15.89	$13.49	$13.50	$11.18
Value at end of period	$29.57	$23.87	$27.70	$24.81	$22.04	$23.16	$20.52	$15.89	$13.49	$13.50
Number of accumulation units outstanding at end of period	106,058	120,407	131,915	177,594	208,122	261,685	354,488	233,819	221,392	177,381
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.14	$32.04	$28.25	$23.67	$25.04	$23.54	$17.26	$14.82	$15.30	$12.30
Value at end of period	$34.90	$28.14	$32.04	$28.25	$23.67	$25.04	$23.54	$17.26	$14.82	$15.30
Number of accumulation units outstanding at end of period	0	180,556	191,048	266,022	335,660	330,444	402,749	397,444	439,797	544,852
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$85.59	$86.77	$76.80	$72.42	$70.12	$63.69	$53.10	$47.26	$46.80	$41.81
Value at end of period	$104.47	$85.59	$86.77	$76.80	$72.42	$70.12	$63.69	$53.10	$47.26	$46.80
Number of accumulation units outstanding at end of period	662,300	638,930	701,202	929,880	1,066,029	1,153,173	1,309,807	1,414,980	1,658,943	1,951,488
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.48	$51.11	$44.80	$38.43	$42.05	$39.87	$31.31	$27.22	$27.98	$24.80
Value at end of period	$56.44	$45.48	$51.11	$44.80	$38.43	$42.05	$39.87	$31.31	$27.22	$27.98
Number of accumulation units outstanding at end of period	0	324,354	377,023	492,093	562,014	658,632	793,243	888,427	1,049,862	1,115,772
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19	$8.03
Value at end of period	$26.30	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19
Number of accumulation units outstanding at end of period	0	457,568	530,024	545,311	506,457	402,042	458,852	493,188	388,192	369,012
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33	$11.93
Value at end of period	$18.76	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33
Number of accumulation units outstanding at end of period	220,039	236,126	259,560	273,351	326,501	328,768	356,914	402,114	443,773	468,827

Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16	$9.44
Value at end of period	$13.37	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16
Number of accumulation units outstanding at end of period	3,895,683	4,569,478	5,173,204	5,827,444	6,487,425	7,001,985	7,660,611	8,364,885	9,163,770	9,731,707
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00	$7.70
Value at end of period	$12.41	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00
Number of accumulation units outstanding at end of period	3,036,992	2,708,524	3,067,180	3,635,796	4,206,090	1,315,959	1,351,286	1,712,067	1,959,001	2,253,901
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76	$15.05
Value at end of period	$12.82	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76
Number of accumulation units outstanding at end of period	1,551,939	1,531,742	1,961,634	2,477,085	2,506,704	2,588,669	2,922,458	3,294,219	4,195,103	3,726,691
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78	$8.31
Value at end of period	$11.41	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78
Number of accumulation units outstanding at end of period	2,461,092	2,790,596	2,922,347	3,508,193	4,109,542	4,335,215	4,738,284	5,638,432	5,987,264	4,845,565
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57	$9.29
Value at end of period	$15.43	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57
Number of accumulation units outstanding at end of period	335,289	384,455	422,162	521,289	608,935	690,682	784,722	867,714	962,296	1,076,870
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41	$47.34
Value at end of period	$111.50	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41
Number of accumulation units outstanding at end of period	53,845	63,981	69,784	93,636	118,146	136,468	175,758	216,917	238,603	276,898
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63	$24.14
Value at end of period	$52.67	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63
Number of accumulation units outstanding at end of period	224,312	265,329	283,597	362,462	366,535	409,287	445,657	448,249	490,438	539,995
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82	$19.34
Value at end of period	$26.40	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82
Number of accumulation units outstanding at end of period	1,118,195	1,251,408	1,385,405	1,527,529	1,672,345	1,904,955	1,897,428	2,024,486	2,027,389	2,059,178
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37	$13.57
Value at end of period	$35.52	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37
Number of accumulation units outstanding at end of period	252,871	288,243	334,805	415,316	495,059	609,871	803,006	661,980	568,733	521,278
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17	$12.21
Value at end of period	$34.28	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17
Number of accumulation units outstanding at end of period	0	700,599	586,069	751,720	826,459	862,533	1,038,536	943,783	913,590	808,465
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76	$40.93
Value at end of period	$101.23	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76
Number of accumulation units outstanding at end of period	1,639,709	1,821,182	2,022,180	2,448,998	2,587,016	2,779,401	2,968,270	3,000,745	3,106,109	3,316,794
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36	$24.27
Value at end of period	$54.69	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36
Number of accumulation units outstanding at end of period	0	558,477	602,346	701,040	719,617	790,309	882,232	911,304	947,023	928,683
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

CONDENSED FINANCIAL INFORMATION - OPPORTUNITIES
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account B available under the Contract for the indicated periods. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31	$9.53
Value at end of period	$14.28	$12.30	$13.50	$12.04	$11.76	$12.05	$11.99	$10.62	$9.80	$10.31
Number of accumulation units outstanding at end of period	5,066,325	6,119,983	6,996,515	8,664,609	10,146,226	11,809,955	13,043,592	13,195,463	14,658,436	14,545,662
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13	$7.79
Value at end of period	$13.27	$11.08	$12.37	$10.16	$9.74	$10.13	$9.80	$8.74	$7.70	$8.13
Number of accumulation units outstanding at end of period	5,914,708	5,596,520	6,479,748	7,999,553	9,507,797	3,326,376	3,553,623	3,776,108	4,036,972	4,398,876
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.48	$9.50	$9.60	$9.73	$9.87	$10.01	$10.15	$10.29	$10.43	$10.58
Value at end of period	$9.49	$9.48	$9.50	$9.60	$9.73	$9.87	$10.01	$10.15	$10.29	$10.43
Number of accumulation units outstanding at end of period	60,031	55,714	73,220	131,320	131,320	157,036	186,216	302,750	474,480	481,105
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84	$8.32
Value at end of period	$12.08	$10.79	$11.25	$10.59	$10.26	$10.49	$10.04	$9.76	$9.17	$8.84
Number of accumulation units outstanding at end of period	3,375,103	3,418,308	3,995,871	5,389,089	5,273,239	5,808,995	6,917,396	7,030,422	7,346,128	6,256,899
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01	$10.59
Value at end of period	$11.85	$11.11	$11.51	$11.39	$11.15	$11.61	$11.48	$12.75	$12.16	$11.01
Number of accumulation units outstanding at end of period	1,510,117	1,775,555	1,823,246	2,308,811	2,427,575	2,742,060	3,201,123	5,636,752	5,459,336	3,408,948
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38	$8.56
Value at end of period	$23.69	$19.03	$21.99	$19.60	$17.34	$18.13	$15.99	$12.33	$10.42	$10.38
Number of accumulation units outstanding at end of period	449,953	543,043	664,025	875,198	1,100,503	1,353,541	1,923,801	1,723,331	1,622,804	1,415,034
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$34.33	$34.70	$30.61	$28.79	$27.78	$25.16	$20.92	$18.55	$18.32	$16.31
Value at end of period	$42.04	$34.33	$34.70	$30.61	$28.79	$27.78	$25.16	$20.92	$18.55	$18.32
Number of accumulation units outstanding at end of period	234,895	297,498	322,450	420,633	485,491	565,503	674,146	789,692	873,587	977,107
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$24.50	$27.44	$23.98	$20.51	$22.38	$21.15	$16.55	$14.36	$14.70	$12.99
Value at end of period	$30.47	$24.50	$27.44	$23.98	$20.51	$22.38	$21.15	$16.55	$14.36	$14.70
Number of accumulation units outstanding at end of period	0	76,853	93,087	153,693	190,243	216,764	244,392	301,878	344,638	381,495
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392

Separate Account Annual Charges of 1.45%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.23	$13.43	$11.98	$11.71	$12.01	$11.95	$10.60	$9.78	$10.30	$9.52
Value at end of period	$14.19	$12.23	$13.43	$11.98	$11.71	$12.01	$11.95	$10.60	$9.78	$10.30
Number of accumulation units outstanding at end of period	471,903	562,388	654,069	1,064,718	1,538,404	1,953,606	2,064,329	2,222,715	2,844,719	3,582,001
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$11.02	$12.30	$10.11	$9.70	$10.10	$9.77	$8.72	$7.69	$8.12	$7.78
Value at end of period	$13.19	$11.02	$12.30	$10.11	$9.70	$10.10	$9.77	$8.72	$7.69	$8.12
Number of accumulation units outstanding at end of period	958,870	554,554	653,357	977,460	1,290,353	179,450	222,338	240,900	261,667	333,061
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.40	$9.42	$9.53	$9.66	$9.81	$9.95	$10.09	$10.24	$10.39	$10.54
Value at end of period	$9.41	$9.40	$9.42	$9.53	$9.66	$9.81	$9.95	$10.09	$10.24	$10.39
Number of accumulation units outstanding at end of period	63	63	64	65	65	66	66	67	68	5,144
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56	$9.99
Value at end of period	$22.04	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56
Number of accumulation units outstanding at end of period	1,036,964	1,279,735	1,412,749	1,935,972	2,357,589	2,891,838	3,836,159	4,707,103	5,571,491
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77	$7.82
Value at end of period	$20.14	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77
Number of accumulation units outstanding at end of period	1,102,282	1,323,498	1,513,248	2,189,006	2,823,985	3,452,928	4,473,075	5,894,655	7,309,908	5,553,955
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32	$13.61
Value at end of period	$22.73	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32
Number of accumulation units outstanding at end of period	469,548	561,593	664,016	904,379	1,012,788	1,280,544	1,665,298	2,184,092	2,491,020	2,933,389
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33	$9.65
Value at end of period	$12.44	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33
Number of accumulation units outstanding at end of period	599,050	716,822	777,257	1,087,258	1,480,818	1,705,553	2,286,338	2,630,314	719,050	1,151,323
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08	$7.62
Value at end of period	$10.78	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08
Number of accumulation units outstanding at end of period	40,798	48,011	58,240	82,645	116,289	157,000	300,509	234,663	222,875	692,293
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88
Value at end of period	$40.22	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98
Number of accumulation units outstanding at end of period	995,384	1,224,977	1,483,134	2,025,521	2,572,012	3,274,957	1,462,907	963,656	1,126,811
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05	$10.05
Value at end of period	$20.63	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05
Number of accumulation units outstanding at end of period	1,188,526	1,396,821	1,643,998	2,300,260	2,960,695	3,499,609	2,959,548	608,917	698,403
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67	$9.11
Value at end of period	$26.36	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67
Number of accumulation units outstanding at end of period	1,395,981	1,641,360	1,892,356	1,076,825	1,343,608	1,628,870	2,202,017	2,238,891	2,735,925	3,660,850
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.74	$11.20	$10.55	$10.22	$10.46	$10.02	$9.74	$9.16	$8.84	$8.31
Value at end of period	$12.02	$10.74	$11.20	$10.55	$10.22	$10.46	$10.02	$9.74	$9.16	$8.84
Number of accumulation units outstanding at end of period	584,749	628,155	691,960	901,433	972,338	1,015,999	1,484,592	2,511,509	2,424,076	2,284,321
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31	$9.37
Value at end of period	$17.39	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31
Number of accumulation units outstanding at end of period	2,313,862	3,009,091	3,326,906	4,351,205	5,677,271	6,905,816	8,311,637	9,179,579	10,424,293	11,613,550
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54	$9.63
Value at end of period	$17.09	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54
Number of accumulation units outstanding at end of period	1,916,119	2,199,812	2,560,615	3,291,083	4,086,775	4,720,734	5,882,523	6,458,891	7,416,905	8,432,784
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64	$9.86
Value at end of period	$15.76	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64
Number of accumulation units outstanding at end of period	1,336,307	1,571,205	1,787,135	2,479,170	3,020,673	3,504,660	4,251,012	4,795,887	5,638,396	5,981,284
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06	$12.68
Value at end of period	$43.48	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06
Number of accumulation units outstanding at end of period	496,209	339,006	373,132	525,759	619,236	719,090	895,848	1,037,401	1,193,971	1,210,244
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01	$8.16
Value at end of period	$24.00	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01
Number of accumulation units outstanding at end of period	545,383	644,757	778,203	1,205,545	1,507,125	1,691,723	1,932,569	2,420,201	2,812,730	4,030,871
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70	$12.51
Value at end of period	$30.36	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70
Number of accumulation units outstanding at end of period	894,928	218,141	268,800	372,502	483,403	104,122	125,461	166,446	166,253	175,163
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11	$12.99
Value at end of period	$40.13	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11
Number of accumulation units outstanding at end of period	389,122	234,820	259,582	347,394	456,080	465,659	588,443	707,299	887,614	1,117,706
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48	$7.28
Value at end of period	$19.56	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48
Number of accumulation units outstanding at end of period	164,241	208,203	249,032	320,707	403,774	459,652	582,841	695,269	806,024	964,109
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95	$8.96
Value at end of period	$22.47	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95
Number of accumulation units outstanding at end of period	68,469	75,817	86,148	125,505	159,039	168,456	242,690	246,640	301,151	435,427
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07	$10.61
Value at end of period	$12.44	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07
Number of accumulation units outstanding at end of period	247,032	289,574	376,513	622,060	696,107	656,966	672,358	1,166,878	1,615,557	1,016,026
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57	$10.08
Value at end of period	$34.03	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57
Number of accumulation units outstanding at end of period	0	268,401	304,082	369,854	468,510	649,922	924,338	846,060	1,007,997	1,011,816
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$11.06	$11.46	$11.34	$11.11	$11.57	$11.45	$12.73	$12.15	$11.00	$10.58
Value at end of period	$11.78	$11.06	$11.46	$11.34	$11.11	$11.57	$11.45	$12.73	$12.15	$11.00
Number of accumulation units outstanding at end of period	294,315	359,838	279,027	380,686	452,576	494,309	809,299	1,661,316	1,786,974	1,086,065
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79	$8.87
Value at end of period	$22.96	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79
Number of accumulation units outstanding at end of period	0	157,763	186,272	267,827	385,227	480,581	436,661	490,049	575,208	622,915
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05	$8.14
Value at end of period	$18.84	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05
Number of accumulation units outstanding at end of period	48,143	62,761	70,066	98,334	128,489	151,763	200,359	247,389	302,379	391,648
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31	$10.85
Value at end of period	$26.41	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31
Number of accumulation units outstanding at end of period	0	104,664	122,719	181,982	249,779	295,167	350,202	268,299	355,315	412,903
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28	$11.12
Value at end of period	$21.78	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28
Number of accumulation units outstanding at end of period	770,538	926,052	1,106,840	1,560,215	2,006,471	2,548,610	508,036	521,622	590,503	765,973
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25	$13.36
Value at end of period	$30.97	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25
Number of accumulation units outstanding at end of period	80,503	109,310	124,811	123,016	223,188	169,403	176,008	161,063	194,956	174,331
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$31.24	$36.10	$32.21	$28.50	$29.82	$26.31	$20.30	$17.16	$17.10	$14.11
Value at end of period	$38.85	$31.24	$36.10	$32.21	$28.50	$29.82	$26.31	$20.30	$17.16	$17.10
Number of accumulation units outstanding at end of period	55,347	68,471	80,425	115,678	164,697	211,446	340,044	323,908	246,210	286,692
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$34.05	$34.44	$30.39	$28.59	$27.61	$25.01	$20.81	$18.47	$18.24	$16.25
Value at end of period	$41.67	$34.05	$34.44	$30.39	$28.59	$27.61	$25.01	$20.81	$18.47	$18.24
Number of accumulation units outstanding at end of period	564	569	574	579	584	589	594	600	605	1,153
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33	$8.12
Value at end of period	$27.69	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33
Number of accumulation units outstanding at end of period	0	390,540	432,559	484,836	701,819	636,610	763,626	752,802	460,502	470,209
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64	$12.16
Value at end of period	$19.92	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64
Number of accumulation units outstanding at end of period	136,456	209,346	237,722	298,090	413,670	411,984	556,772	668,373	772,576	908,034
Separate Account Annual Charges of 1.55%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$12.10	$13.30	$11.88	$11.62	$11.92	$11.88	$10.55	$9.74	$10.27	$9.50
Value at end of period	$14.03	$12.10	$13.30	$11.88	$11.62	$11.92	$11.88	$10.55	$9.74	$10.27
Number of accumulation units outstanding at end of period	1,940,443	2,307,210	2,729,177	3,422,555	4,130,167	5,354,288	5,616,905	5,426,192	6,268,257	6,150,538
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.90	$12.18	$10.02	$9.63	$10.02	$9.71	$8.68	$7.66	$8.09	$7.76
Value at end of period	$13.03	$10.90	$12.18	$10.02	$9.63	$10.02	$9.71	$8.68	$7.66	$8.09
Number of accumulation units outstanding at end of period	2,813,126	2,230,809	2,567,991	3,543,436	4,266,371	975,294	1,120,106	1,217,735	1,363,797	1,538,407
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.24	$9.28	$9.40	$9.53	$9.68	$9.83	$9.99	$10.14	$10.30	$10.46
Value at end of period	$9.25	$9.24	$9.28	$9.40	$9.53	$9.68	$9.83	$9.99	$10.14	$10.30
Number of accumulation units outstanding at end of period	0	0	0	0	0	0	0	0	577	611
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55	$9.99
Value at end of period	$21.84	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55
Number of accumulation units outstanding at end of period	2,325,219	2,861,091	3,201,778	4,443,552	5,361,077	6,213,501	7,258,644	8,070,041	8,647,939
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74	$7.80
Value at end of period	$19.89	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74
Number of accumulation units outstanding at end of period	981,113	1,246,805	1,451,931	2,064,122	2,487,712	2,990,699	3,517,921	3,912,778	4,432,990	2,208,411
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22	$13.53
Value at end of period	$22.38	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22
Number of accumulation units outstanding at end of period	799,904	869,434	1,213,512	1,598,461	1,475,671	1,846,888	2,275,773	2,171,409	2,042,969	2,059,551
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28	$9.62
Value at end of period	$12.27	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28
Number of accumulation units outstanding at end of period	1,394,067	1,635,399	1,865,838	2,583,749	3,047,766	3,421,474	3,963,770	4,063,495	1,453,310	2,184,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06	$7.60
Value at end of period	$10.65	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06
Number of accumulation units outstanding at end of period	109,813	133,788	152,773	216,743	273,814	329,682	567,181	331,557	313,062	667,677
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78
Value at end of period	$39.58	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88
Number of accumulation units outstanding at end of period	2,275,242	2,826,365	3,381,545	4,856,950	5,808,182	7,003,062	3,763,478	905,337	993,020
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04	$10.05
Value at end of period	$20.44	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04
Number of accumulation units outstanding at end of period	2,140,598	2,570,275	3,065,381	4,326,324	5,415,720	5,604,722	2,877,955	340,097	302,100
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56	$9.03
Value at end of period	$25.87	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56
Number of accumulation units outstanding at end of period	2,208,503	2,663,789	3,135,965	1,954,083	2,504,710	2,690,937	3,124,364	2,506,150	2,718,315	2,982,870
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.64	$11.11	$10.47	$10.16	$10.40	$9.98	$9.71	$9.14	$8.83	$8.31
Value at end of period	$11.90	$10.64	$11.11	$10.47	$10.16	$10.40	$9.98	$9.71	$9.14	$8.83
Number of accumulation units outstanding at end of period	1,382,094	1,626,969	1,737,990	2,112,137	2,383,264	2,840,656	3,467,598	4,849,138	4,199,403	3,445,032
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30	$9.37
Value at end of period	$17.21	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30
Number of accumulation units outstanding at end of period	11,098,246	13,128,617	15,104,139	20,464,188	24,415,302	28,729,038	32,690,127	34,865,974	37,773,447	40,492,715
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52	$9.63
Value at end of period	$16.91	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52
Number of accumulation units outstanding at end of period	6,678,466	7,772,015	8,641,159	11,476,568	13,903,081	16,072,864	18,422,570	19,744,287	21,149,319	22,990,155
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63	$9.86
Value at end of period	$15.59	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63
Number of accumulation units outstanding at end of period	3,909,666	4,498,399	5,211,546	6,468,772	7,755,326	9,017,630	10,095,024	10,690,851	12,059,152	12,371,740
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04	$12.68
Value at end of period	$43.01	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04
Number of accumulation units outstanding at end of period	866,325	455,126	450,100	572,517	705,871	748,523	459,818	494,495	302,868	253,938
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99	$8.15
Value at end of period	$23.71	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99
Number of accumulation units outstanding at end of period	1,486,622	1,773,210	2,135,989	2,855,803	3,162,422	3,761,472	3,931,171	4,012,506	4,354,219	5,375,801
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67	$12.50
Value at end of period	$30.03	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67
Number of accumulation units outstanding at end of period	1,439,865	367,054	425,658	587,660	635,055	338,942	268,240	239,511	223,897	170,983
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08	$12.98
Value at end of period	$39.70	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08
Number of accumulation units outstanding at end of period	1,140,714	619,762	771,383	929,625	1,113,322	1,265,911	1,345,610	1,459,171	1,615,359	1,976,186
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39	$7.22
Value at end of period	$19.19	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39
Number of accumulation units outstanding at end of period	37,631	45,285	52,374	72,229	83,691	115,103	132,518	148,942	169,269	196,789
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92	$8.95
Value at end of period	$22.20	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92
Number of accumulation units outstanding at end of period	245,336	306,289	342,474	648,867	554,499	525,700	485,570	446,247	527,871	579,000
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04	$10.59
Value at end of period	$12.29	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04
Number of accumulation units outstanding at end of period	851,224	968,920	1,168,450	1,591,509	1,872,977	1,402,091	1,281,753	1,814,026	2,150,527	1,334,264
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49	$10.03
Value at end of period	$33.53	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49
Number of accumulation units outstanding at end of period	0	888,149	1,008,842	1,392,087	1,653,197	1,912,671	2,388,971	2,279,955	2,421,462	2,432,509
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.95	$11.36	$11.26	$11.03	$11.51	$11.40	$12.68	$12.11	$10.98	$10.57
Value at end of period	$11.66	$10.95	$11.36	$11.26	$11.03	$11.51	$11.40	$12.68	$12.11	$10.98
Number of accumulation units outstanding at end of period	597,607	726,887	739,361	998,350	1,141,934	1,404,837	1,724,643	4,022,879	2,955,636	1,170,759
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74	$8.83
Value at end of period	$22.63	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74
Number of accumulation units outstanding at end of period	0	764,862	920,239	1,306,840	1,669,097	1,818,040	1,717,969	1,821,960	1,898,291	2,217,712
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01	$8.11
Value at end of period	$18.58	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01
Number of accumulation units outstanding at end of period	238,311	292,380	328,731	496,344	595,926	683,347	795,635	903,195	991,485	1,117,333
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20	$10.76
Value at end of period	$25.94	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20
Number of accumulation units outstanding at end of period	0	381,759	419,465	651,619	731,638	1,016,602	948,040	815,825	847,673	839,486
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21	$11.07
Value at end of period	$21.45	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21
Number of accumulation units outstanding at end of period	1,304,913	1,607,071	1,948,535	2,505,450	3,212,172	3,720,437	878,412	726,990	795,736	858,504
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28	$11.65
Value at end of period	$26.73	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28
Number of accumulation units outstanding at end of period	339,932	412,640	594,957	466,980	742,470	589,862	629,222	598,783	663,516	662,061
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.73	$21.66	$19.35	$17.13	$17.95	$15.85	$12.24	$10.36	$10.34	$8.54
Value at end of period	$23.27	$18.73	$21.66	$19.35	$17.13	$17.95	$15.85	$12.24	$10.36	$10.34
Number of accumulation units outstanding at end of period	226,488	277,377	324,226	486,379	653,026	798,745	1,176,720	871,968	628,779	635,346
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$23.90	$26.81	$23.46	$20.09	$21.97	$20.79	$16.29	$14.16	$14.51	$12.85
Value at end of period	$29.68	$23.90	$26.81	$23.46	$20.09	$21.97	$20.79	$16.29	$14.16	$14.51
Number of accumulation units outstanding at end of period	0	0	0	0	0	0	0	0	587	561
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29	$8.10
Value at end of period	$27.33	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29
Number of accumulation units outstanding at end of period	0	1,033,336	1,018,907	1,076,185	1,797,254	1,420,621	1,930,895	1,198,570	872,881	812,616
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56	$12.11
Value at end of period	$19.62	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56
Number of accumulation units outstanding at end of period	380,087	422,732	485,629	545,859	595,577	667,601	614,747	648,987	735,904	806,375

Separate Account Annual Charges of 1.65%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.97	$13.17	$11.77	$11.53	$11.84	$11.81	$10.50	$9.71	$10.24	$9.49
Value at end of period	$13.86	$11.97	$13.17	$11.77	$11.53	$11.84	$11.81	$10.50	$9.71	$10.24
Number of accumulation units outstanding at end of period	12,097,223	13,765,975	15,562,648	17,912,560	20,788,300	24,218,829	26,540,757	28,554,570	33,149,680	32,649,952
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.78	$12.06	$9.93	$9.55	$9.95	$9.65	$8.64	$7.63	$8.07	$7.75
Value at end of period	$12.87	$10.78	$12.06	$9.93	$9.55	$9.95	$9.65	$8.64	$7.63	$8.07
Number of accumulation units outstanding at end of period	8,693,762	8,000,771	9,013,801	10,787,852	12,556,104	5,068,745	5,925,444	6,852,070	7,458,354	8,081,998
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.09	$9.13	$9.26	$9.41	$9.56	$9.72	$9.88	$10.05	$10.21	$10.38
Value at end of period	$9.08	$9.09	$9.13	$9.26	$9.41	$9.56	$9.72	$9.88	$10.05	$10.21
Number of accumulation units outstanding at end of period	23,386	30,452	66,452	92,643	149,711	142,432	312,683	356,680	219,317	324,874
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54	$9.99
Value at end of period	$21.64	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54
Number of accumulation units outstanding at end of period	5,931,367	6,853,728	7,956,239	10,024,014	11,525,508	12,988,990	15,162,759	17,745,331	20,163,139
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71	$7.78
Value at end of period	$19.65	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71
Number of accumulation units outstanding at end of period	2,669,801	3,163,259	3,588,295	4,626,984	5,501,552	6,392,027	7,587,930	8,993,542	10,564,876	4,802,895
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11	$13.45
Value at end of period	$22.02	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11
Number of accumulation units outstanding at end of period	1,506,692	1,752,630	1,977,803	2,430,502	2,757,810	3,308,152	4,010,423	4,681,973	4,033,510	3,779,255
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23	$9.58
Value at end of period	$12.10	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23
Number of accumulation units outstanding at end of period	4,681,084	5,229,646	5,686,731	7,040,655	8,129,661	8,924,695	10,256,655	10,710,659	4,301,972	4,791,752
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03	$7.59
Value at end of period	$10.53	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03
Number of accumulation units outstanding at end of period	408,595	453,543	526,140	646,965	815,187	960,030	1,158,242	1,131,136	1,101,227	1,270,771
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69
Value at end of period	$38.96	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77
Number of accumulation units outstanding at end of period	5,176,826	6,180,187	7,213,298	9,127,775	10,709,800	12,615,654	8,713,943	2,112,401	2,724,627
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03	$10.05
Value at end of period	$20.26	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03
Number of accumulation units outstanding at end of period	4,598,145	5,445,740	6,181,033	8,044,811	9,420,147	8,624,788	4,779,055	970,127	793,834
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44	$8.95
Value at end of period	$25.38	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44
Number of accumulation units outstanding at end of period	3,630,026	4,349,772	4,887,186	2,854,654	3,303,457	3,666,459	4,558,002	3,188,003	3,775,208	3,637,309
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.54	$11.02	$10.39	$10.10	$10.35	$9.94	$9.68	$9.12	$8.82	$8.31
Value at end of period	$11.77	$10.54	$11.02	$10.39	$10.10	$10.35	$9.94	$9.68	$9.12	$8.82
Number of accumulation units outstanding at end of period	5,009,951	5,504,313	6,312,075	7,304,167	7,108,915	7,953,540	9,788,740	12,599,922	12,893,849	11,268,717
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28	$9.37
Value at end of period	$17.03	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28
Number of accumulation units outstanding at end of period	29,081,832	33,432,839	36,914,117	45,068,732	51,674,638	58,763,209	67,383,458	75,580,264	83,035,422	90,407,563
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51	$9.63
Value at end of period	$16.74	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51
Number of accumulation units outstanding at end of period	20,460,475	23,192,413	26,327,594	31,315,325	36,256,505	40,836,335	47,327,321	52,631,044	58,979,396	65,664,893
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62	$9.86
Value at end of period	$15.43	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62
Number of accumulation units outstanding at end of period	10,359,466	11,679,730	13,147,372	15,645,279	17,842,991	20,747,229	24,455,103	27,424,675	30,468,674	33,887,801
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01	$12.67
Value at end of period	$42.54	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01
Number of accumulation units outstanding at end of period	2,053,344	927,598	1,035,521	1,220,153	1,229,815	1,309,124	1,105,509	1,146,026	1,098,591	980,480
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96	$8.13
Value at end of period	$23.43	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96
Number of accumulation units outstanding at end of period	2,731,941	3,020,692	3,278,006	3,967,654	3,998,826	3,945,574	4,127,877	4,092,024	3,266,093	3,433,711
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65	$12.49
Value at end of period	$29.71	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65
Number of accumulation units outstanding at end of period	4,230,975	1,339,541	1,496,740	1,845,698	1,831,380	1,155,632	1,015,292	960,722	294,987	200,934
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06	$12.97
Value at end of period	$39.27	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06
Number of accumulation units outstanding at end of period	2,249,967	1,050,930	1,141,832	1,395,061	1,492,983	1,364,526	1,683,607	1,795,491	1,836,737	2,324,538
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29	$7.16
Value at end of period	$18.83	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29
Number of accumulation units outstanding at end of period	115,277	133,911	150,537	194,329	245,153	290,624	382,698	433,443	488,828	559,739
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89	$8.93
Value at end of period	$21.94	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89
Number of accumulation units outstanding at end of period	608,112	713,314	792,549	940,432	1,028,554	1,032,761	1,143,336	1,363,663	1,585,371	1,764,765
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01	$10.57
Value at end of period	$12.14	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01
Number of accumulation units outstanding at end of period	3,043,033	3,142,587	3,465,478	4,364,838	4,627,480	4,741,423	2,861,575	3,548,152	4,062,233	3,769,609
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42	$9.98
Value at end of period	$33.03	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42
Number of accumulation units outstanding at end of period	0	1,995,838	2,208,166	2,657,090	3,237,652	3,825,139	4,589,290	4,474,943	5,449,850	5,244,173
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.84	$11.26	$11.17	$10.96	$11.44	$11.34	$12.63	$12.08	$10.96	$10.57
Value at end of period	$11.53	$10.84	$11.26	$11.17	$10.96	$11.44	$11.34	$12.63	$12.08	$10.96
Number of accumulation units outstanding at end of period	2,829,300	3,174,713	3,141,618	3,713,131	4,114,105	4,644,394	5,900,014	10,933,746	9,269,173	4,954,370
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69	$8.80
Value at end of period	$22.31	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69
Number of accumulation units outstanding at end of period	0	3,032,039	3,374,615	4,020,101	4,368,279	4,851,044	5,466,389	6,256,588	6,969,874	7,592,795
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96	$8.08
Value at end of period	$18.32	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96
Number of accumulation units outstanding at end of period	844,998	988,908	1,060,060	1,382,024	1,617,077	1,908,915	2,247,001	2,704,592	3,006,946	3,549,908
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09	$10.68
Value at end of period	$25.48	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09
Number of accumulation units outstanding at end of period	0	1,375,706	1,503,515	1,854,669	2,164,594	2,590,504	2,766,559	2,471,470	2,465,574	2,618,723
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14	$11.01
Value at end of period	$21.14	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14
Number of accumulation units outstanding at end of period	2,772,394	3,192,581	3,594,313	4,440,911	5,278,999	6,189,568	3,052,219	2,556,370	2,714,886	3,483,701
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46	$11.82
Value at end of period	$26.83	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46
Number of accumulation units outstanding at end of period	757,053	898,803	1,043,252	1,058,505	1,429,868	1,348,724	1,470,768	1,335,860	1,458,990	1,480,914
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$28.48	$25.46	$22.57	$23.67	$20.93	$16.17	$13.70	$13.68	$11.31
Value at end of period	$30.52	$24.59	$28.48	$25.46	$22.57	$23.67	$20.93	$16.17	$13.70	$13.68
Number of accumulation units outstanding at end of period	693,621	803,855	904,319	1,127,947	1,355,718	1,632,306	2,487,104	2,228,664	1,941,144	2,095,654
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$32.94	$33.38	$29.52	$27.83	$26.93	$24.45	$20.38	$18.12	$17.93	$16.01
Value at end of period	$40.23	$32.94	$33.38	$29.52	$27.83	$26.93	$24.45	$20.38	$18.12	$17.93
Number of accumulation units outstanding at end of period	212,575	229,531	240,104	309,072	407,639	466,528	541,753	570,376	575,997	671,541
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$23.51	$26.40	$23.12	$19.83	$21.69	$20.55	$16.13	$14.02	$14.39	$12.76
Value at end of period	$29.16	$23.51	$26.40	$23.12	$19.83	$21.69	$20.55	$16.13	$14.02	$14.39
Number of accumulation units outstanding at end of period	0	64,196	70,593	97,808	117,071	131,203	157,809	204,253	241,797	233,861
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26	$8.08
Value at end of period	$26.98	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26
Number of accumulation units outstanding at end of period	0	2,257,836	2,485,518	2,939,189	3,588,951	3,194,665	3,466,162	2,969,446	2,227,872	2,043,344
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48	$12.05
Value at end of period	$19.33	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48
Number of accumulation units outstanding at end of period	1,658,820	1,888,522	2,057,790	2,165,491	2,248,787	2,316,150	1,680,056	1,902,325	1,874,984	2,050,959
Separate Account Annual Charges of 1.70%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.90	$13.10	$11.72	$11.49	$11.80	$11.78	$10.47	$9.69	$10.23	$9.48
Value at end of period	$13.78	$11.90	$13.10	$11.72	$11.49	$11.80	$11.78	$10.47	$9.69	$10.23
Number of accumulation units outstanding at end of period	1,537,387	1,751,829	1,976,925	2,193,052	2,655,356	3,108,101	3,256,569	3,455,651	3,693,381	3,721,600
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.72	$12.00	$9.89	$9.51	$9.92	$9.62	$8.61	$7.61	$8.06	$7.74
Value at end of period	$12.79	$10.72	$12.00	$9.89	$9.51	$9.92	$9.62	$8.61	$7.61	$8.06
Number of accumulation units outstanding at end of period	1,411,198	1,040,715	1,213,864	1,446,560	1,819,083	586,267	651,993	709,004	752,428	818,579
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.02	$9.06	$9.19	$9.34	$9.50	$9.67	$9.83	$10.00	$10.17	$10.35
Value at end of period	$9.00	$9.02	$9.06	$9.19	$9.34	$9.50	$9.67	$9.83	$10.00	$10.17
Number of accumulation units outstanding at end of period	0	0	0	4,908	4,685	4,777	4,495	3,814	5,366	13,327
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54	$9.99
Value at end of period	$21.54	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54
Number of accumulation units outstanding at end of period	1,514,267	1,702,047	1,992,908	2,348,510	2,697,630	3,000,045	2,918,196	3,318,380	3,747,317
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70	$7.77
Value at end of period	$19.52	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70
Number of accumulation units outstanding at end of period	983,985	1,160,668	1,384,405	1,741,114	2,088,469	2,470,261	2,946,050	3,669,787	4,487,171	2,991,951
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06	$13.41
Value at end of period	$21.85	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06
Number of accumulation units outstanding at end of period	618,110	725,896	868,482	1,099,189	1,239,542	1,452,791	1,740,081	2,026,776	2,219,344	2,466,409
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21	$9.56
Value at end of period	$12.02	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21
Number of accumulation units outstanding at end of period	960,321	1,125,730	1,225,924	1,433,858	1,670,032	1,842,423	2,087,403	2,331,073	633,451	756,156
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02	$7.58
Value at end of period	$10.46	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02
Number of accumulation units outstanding at end of period	56,492	73,825	92,972	113,924	137,858	177,008	264,951	179,506	188,041	257,004
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64
Value at end of period	$38.65	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71
Number of accumulation units outstanding at end of period	1,703,710	2,054,575	2,505,551	3,023,818	3,520,520	4,127,734	1,166,303	534,159	645,863
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02	$10.05
Value at end of period	$20.17	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02
Number of accumulation units outstanding at end of period	1,586,983	1,877,257	2,162,782	2,622,228	3,086,588	3,367,135	2,720,142	347,097	454,492
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39	$8.91
Value at end of period	$25.14	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39
Number of accumulation units outstanding at end of period	2,206,028	2,733,258	3,166,196	1,694,248	1,973,473	2,268,580	2,594,824	2,597,026	2,991,666	3,452,664
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.49	$10.97	$10.36	$10.06	$10.32	$9.92	$9.66	$9.11	$8.81	$8.31
Value at end of period	$11.71	$10.49	$10.97	$10.36	$10.06	$10.32	$9.92	$9.66	$9.11	$8.81
Number of accumulation units outstanding at end of period	1,482,298	1,523,464	1,610,699	1,810,189	1,957,920	2,187,584	2,630,345	2,781,260	2,754,472	2,697,248
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28	$9.37
Value at end of period	$16.95	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28
Number of accumulation units outstanding at end of period	3,241,111	3,723,109	4,256,721	5,281,337	6,448,000	7,149,564	7,926,110	8,659,484	9,339,028	10,270,361
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50	$9.63
Value at end of period	$16.65	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50
Number of accumulation units outstanding at end of period	3,056,309	3,473,655	4,023,963	5,280,057	6,100,133	6,663,231	7,601,553	8,463,731	8,955,848	9,590,943
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61	$9.85
Value at end of period	$15.35	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61
Number of accumulation units outstanding at end of period	2,292,010	2,612,551	2,924,561	3,442,059	3,761,180	4,226,347	4,614,161	4,984,037	5,331,195	5,863,080
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00	$12.66
Value at end of period	$42.31	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00
Number of accumulation units outstanding at end of period	503,337	302,288	336,255	384,344	428,850	454,001	403,035	427,808	457,843	503,489
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95	$8.13
Value at end of period	$23.29	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95
Number of accumulation units outstanding at end of period	1,663,512	1,964,457	2,283,176	2,628,314	2,989,387	3,521,651	3,884,650	4,487,089	4,937,104	5,831,461
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64	$12.48
Value at end of period	$29.55	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64
Number of accumulation units outstanding at end of period	1,211,358	257,476	255,687	309,832	339,692	149,744	97,375	113,610	111,472	92,052
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04	$12.97
Value at end of period	$39.06	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04
Number of accumulation units outstanding at end of period	827,957	746,230	898,300	1,092,859	1,232,145	1,412,195	1,601,547	1,831,013	2,105,460	2,482,145
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25	$7.12
Value at end of period	$18.65	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25
Number of accumulation units outstanding at end of period	39,947	46,934	49,426	92,524	115,269	134,867	148,924	201,202	262,328	314,195
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88	$8.92
Value at end of period	$21.81	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88
Number of accumulation units outstanding at end of period	77,718	95,269	118,419	148,993	154,647	147,447	188,495	182,286	214,608	248,836
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99	$10.56
Value at end of period	$12.07	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99
Number of accumulation units outstanding at end of period	494,742	452,484	484,218	569,669	662,842	599,396	643,117	891,327	1,257,147	709,327
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38	$9.96
Value at end of period	$32.79	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38
Number of accumulation units outstanding at end of period	0	307,978	354,563	404,457	467,783	511,251	697,244	659,565	698,960	841,956
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.79	$11.21	$11.12	$10.92	$11.41	$11.32	$12.61	$12.06	$10.95	$10.56
Value at end of period	$11.47	$10.79	$11.21	$11.12	$10.92	$11.41	$11.32	$12.61	$12.06	$10.95
Number of accumulation units outstanding at end of period	644,714	737,395	804,380	891,649	1,021,357	1,155,486	1,314,366	1,960,578	1,696,374	1,094,361
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67	$8.78
Value at end of period	$22.15	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67
Number of accumulation units outstanding at end of period	0	320,163	371,064	447,480	474,543	536,280	653,521	743,898	819,616	920,705
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94	$8.07
Value at end of period	$18.19	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94
Number of accumulation units outstanding at end of period	107,251	122,867	141,386	175,809	197,063	227,848	261,832	302,015	433,174	511,763
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04	$10.64
Value at end of period	$25.26	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04
Number of accumulation units outstanding at end of period	0	167,293	184,120	261,015	305,662	363,275	396,943	246,110	328,673	321,611
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10	$10.99
Value at end of period	$20.98	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10
Number of accumulation units outstanding at end of period	1,654,246	2,031,064	2,518,766	3,084,434	3,689,134	4,285,297	607,344	552,540	590,476	673,114
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17	$11.57
Value at end of period	$26.13	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17
Number of accumulation units outstanding at end of period	102,112	118,152	139,664	138,229	179,077	140,126	162,708	159,407	152,743	151,268
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.42	$21.35	$19.09	$16.93	$17.77	$15.72	$12.15	$10.30	$10.29	$8.52
Value at end of period	$22.86	$18.42	$21.35	$19.09	$16.93	$17.77	$15.72	$12.15	$10.30	$10.29
Number of accumulation units outstanding at end of period	161,613	208,132	234,351	278,487	360,756	426,422	509,519	499,022	414,337	501,493
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$32.67	$33.12	$29.31	$27.64	$26.76	$24.31	$20.27	$18.04	$17.86	$15.96
Value at end of period	$39.88	$32.67	$33.12	$29.31	$27.64	$26.76	$24.31	$20.27	$18.04	$17.86
Number of accumulation units outstanding at end of period	2,576	1,393	1,914	4,734	5,065	6,948	8,266	8,740	10,086	10,454
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$23.31	$26.19	$22.95	$19.69	$21.56	$20.44	$16.04	$13.96	$14.33	$12.71
Value at end of period	$28.91	$23.31	$26.19	$22.95	$19.69	$21.56	$20.44	$16.04	$13.96	$14.33
Number of accumulation units outstanding at end of period	0	20,090	20,591	22,030	24,122	24,951	26,232	30,868	28,703	29,006
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24	$8.06
Value at end of period	$26.81	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24
Number of accumulation units outstanding at end of period	0	403,904	458,615	511,495	668,753	504,753	611,341	553,700	474,261	521,491
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44	$12.02
Value at end of period	$19.19	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44
Number of accumulation units outstanding at end of period	238,268	285,038	302,115	335,893	382,332	390,868	343,796	371,527	412,626	456,831

Separate Account Annual Charges of 1.75%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.84	$13.04	$11.67	$11.44	$11.76	$11.74	$10.45	$9.67	$10.21	$9.47
Value at end of period	$13.70	$11.84	$13.04	$11.67	$11.44	$11.76	$11.74	$10.45	$9.67	$10.21
Number of accumulation units outstanding at end of period	207,188	294,503	308,181	374,845	407,294	586,669	747,046	571,493	1,024,482	1,130,871
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.66	$11.94	$9.84	$9.47	$9.88	$9.59	$8.59	$7.60	$8.04	$7.73
Value at end of period	$12.71	$10.66	$11.94	$9.84	$9.47	$9.88	$9.59	$8.59	$7.60	$8.04
Number of accumulation units outstanding at end of period	330,424	145,601	158,361	217,243	286,016	14,793	14,248	24,179	37,366	38,074
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$8.94	$8.99	$9.13	$9.28	$9.44	$9.61	$9.78	$9.95	$10.13	$10.31
Value at end of period	$8.93	$8.94	$8.99	$9.13	$9.28	$9.44	$9.61	$9.78	$9.95	$10.13
Number of accumulation units outstanding at end of period	32,562	34,937	8,653	12,276	20,751	21,561	29,547	80,198	92,504	122,732
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54	$9.99
Value at end of period	$21.44	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54
Number of accumulation units outstanding at end of period	139,634	182,024	214,980	254,639	312,581	350,643	437,375	558,357	684,332
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68	$7.77
Value at end of period	$19.40	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68
Number of accumulation units outstanding at end of period	787,250	925,503	1,028,896	1,264,489	1,467,003	1,680,455	1,935,272	2,286,125	2,742,774	2,224,320
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01	$13.37
Value at end of period	$21.67	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01
Number of accumulation units outstanding at end of period	182,241	208,754	235,271	293,879	340,213	426,367	479,775	620,937	726,481	863,810
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18	$9.55
Value at end of period	$11.94	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18
Number of accumulation units outstanding at end of period	163,553	202,714	225,687	301,028	352,061	375,482	439,447	544,244	107,339	138,277
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01	$7.57
Value at end of period	$10.40	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01
Number of accumulation units outstanding at end of period	8,934	9,924	10,626	23,604	27,571	31,359	63,876	41,892	34,798	42,289
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60
Value at end of period	$38.34	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66
Number of accumulation units outstanding at end of period	359,592	424,098	472,783	576,312	680,719	767,747	179,083	78,894	103,158
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02	$10.05
Value at end of period	$20.07	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02
Number of accumulation units outstanding at end of period	384,582	471,669	534,395	658,099	744,320	756,686	693,569	152,572	176,268
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33	$8.87
Value at end of period	$24.91	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33
Number of accumulation units outstanding at end of period	608,031	701,221	790,659	383,269	441,194	502,651	623,604	648,471	781,461	913,587
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.44	$10.93	$10.32	$10.03	$10.29	$9.89	$9.65	$9.10	$8.81	$8.31
Value at end of period	$11.65	$10.44	$10.93	$10.32	$10.03	$10.29	$9.89	$9.65	$9.10	$8.81
Number of accumulation units outstanding at end of period	310,567	328,101	315,648	371,652	281,210	279,620	235,834	328,632	279,668	367,431
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27	$9.37
Value at end of period	$16.86	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27
Number of accumulation units outstanding at end of period	302,706	350,682	402,186	479,600	560,519	585,454	657,788	967,993	1,055,184	1,232,540
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50	$9.62
Value at end of period	$16.56	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50
Number of accumulation units outstanding at end of period	251,092	311,112	347,372	404,699	519,141	467,083	542,821	613,105	699,255	667,671
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60	$9.85
Value at end of period	$15.27	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60
Number of accumulation units outstanding at end of period	317,749	306,855	399,179	551,499	479,405	554,520	712,822	784,921	888,475	916,906
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99	$12.66
Value at end of period	$42.08	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99
Number of accumulation units outstanding at end of period	151,138	134,834	141,739	188,448	217,866	212,702	240,680	269,744	320,643	369,472
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94	$8.12
Value at end of period	$23.15	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94
Number of accumulation units outstanding at end of period	306,328	360,385	391,113	440,038	473,401	525,487	561,630	658,566	785,637	998,454
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63	$12.48
Value at end of period	$29.39	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63
Number of accumulation units outstanding at end of period	440,922	98,469	119,720	151,351	174,878	26,905	19,418	21,886	15,071	1,463
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03	$12.96
Value at end of period	$38.84	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03
Number of accumulation units outstanding at end of period	187,700	117,935	125,720	139,092	165,970	195,224	229,048	277,169	322,879	415,384
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20	$7.09
Value at end of period	$18.48	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20
Number of accumulation units outstanding at end of period	54,800	64,664	81,972	102,702	119,923	142,742	168,916	214,984	247,873	286,727
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86	$8.91
Value at end of period	$21.68	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86
Number of accumulation units outstanding at end of period	7,825	12,860	23,729	26,003	19,693	22,511	26,717	29,648	55,529	44,468
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98	$10.55
Value at end of period	$12.00	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98
Number of accumulation units outstanding at end of period	71,135	72,622	95,468	123,355	125,973	110,869	120,410	144,863	254,563	212,507
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35	$9.94
Value at end of period	$32.54	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35
Number of accumulation units outstanding at end of period	0	73,769	70,022	66,060	78,394	83,927	111,994	116,198	149,529	178,126
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.74	$11.16	$11.08	$10.88	$11.37	$11.29	$12.59	$12.05	$10.94	$10.56
Value at end of period	$11.41	$10.74	$11.16	$11.08	$10.88	$11.37	$11.29	$12.59	$12.05	$10.94
Number of accumulation units outstanding at end of period	77,966	83,632	80,172	125,021	144,694	180,503	192,950	272,814	226,173	158,549
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64	$8.76
Value at end of period	$21.99	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64
Number of accumulation units outstanding at end of period	0	86,056	94,537	65,026	67,461	71,831	96,568	108,857	127,463	154,749
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91	$8.05
Value at end of period	$18.07	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91
Number of accumulation units outstanding at end of period	14,988	16,166	16,957	20,112	29,990	33,120	39,956	65,342	91,440	104,288
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99	$10.60
Value at end of period	$25.03	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99
Number of accumulation units outstanding at end of period	0	129,792	145,174	168,778	198,345	222,030	245,614	292,800	320,523	359,615
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07	$10.96
Value at end of period	$20.82	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07
Number of accumulation units outstanding at end of period	451,506	502,776	570,975	678,619	816,902	959,918	128,558	121,858	148,295	188,722
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13	$11.54
Value at end of period	$25.94	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13
Number of accumulation units outstanding at end of period	41,963	49,654	48,366	38,061	49,741	36,665	42,183	44,382	43,199	48,642
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$18.32	$21.24	$19.01	$16.87	$17.71	$15.67	$12.13	$10.28	$10.28	$8.51
Value at end of period	$22.72	$18.32	$21.24	$19.01	$16.87	$17.71	$15.67	$12.13	$10.28	$10.28
Number of accumulation units outstanding at end of period	17,154	20,993	22,074	35,110	42,517	55,815	83,513	79,203	60,593	63,348
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$32.40	$32.87	$29.10	$27.46	$26.59	$24.17	$20.17	$17.95	$17.78	$15.90
Value at end of period	$39.53	$32.40	$32.87	$29.10	$27.46	$26.59	$24.17	$20.17	$17.95	$17.78
Number of accumulation units outstanding at end of period	56,570	72,239	77,385	135,884	153,697	163,358	194,818	255,387	307,779	445,947
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$23.12	$25.99	$22.79	$19.56	$21.42	$20.32	$15.96	$13.89	$14.27	$12.66
Value at end of period	$28.65	$23.12	$25.99	$22.79	$19.56	$21.42	$20.32	$15.96	$13.89	$14.27
Number of accumulation units outstanding at end of period	0	34,114	43,038	57,276	60,903	62,523	67,461	95,560	100,538	98,445
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23	$8.05
Value at end of period	$26.64	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23
Number of accumulation units outstanding at end of period	0	71,326	67,701	78,974	102,501	54,997	72,871	61,096	95,002	109,783
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41	$11.99
Value at end of period	$19.05	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41
Number of accumulation units outstanding at end of period	63,713	92,296	97,147	119,589	128,789	108,814	112,068	139,920	155,542	171,109
Separate Account Annual Charges of 1.80%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.77	$12.97	$11.62	$11.40	$11.72	$11.71	$10.42	$9.65	$10.20	$9.46
Value at end of period	$13.61	$11.77	$12.97	$11.62	$11.40	$11.72	$11.71	$10.42	$9.65	$10.20
Number of accumulation units outstanding at end of period	2,257,433	2,629,786	2,847,479	3,294,533	3,868,599	4,441,910	4,756,287	4,580,132	5,320,212	4,848,084
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.60	$11.88	$9.80	$9.43	$9.85	$9.56	$8.57	$7.58	$8.03	$7.73
Value at end of period	$12.64	$10.60	$11.88	$9.80	$9.43	$9.85	$9.56	$8.57	$7.58	$8.03
Number of accumulation units outstanding at end of period	2,077,258	1,481,776	1,734,650	2,232,581	2,683,685	1,146,671	1,207,036	1,158,093	1,230,977	1,372,236
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$9.09	$9.15	$9.29	$9.45	$9.62	$9.80	$9.97	$10.16	$10.34	$10.53
Value at end of period	$9.07	$9.09	$9.15	$9.29	$9.45	$9.62	$9.80	$9.97	$10.16	$10.34
Number of accumulation units outstanding at end of period	2,410	2,437	2,461	2,487	6,678	6,731	6,710	6,461	6,263	6,466
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53	$9.99
Value at end of period	$21.35	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53
Number of accumulation units outstanding at end of period	1,550,443	1,753,663	2,000,543	2,677,847	3,137,548	3,610,105	4,129,724	4,809,114	5,344,579
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67	$7.76
Value at end of period	$19.29	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67
Number of accumulation units outstanding at end of period	1,981,561	2,250,533	2,549,850	3,336,025	3,855,243	4,495,805	5,251,103	6,151,869	7,047,014	4,737,771
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96	$13.33
Value at end of period	$21.50	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96
Number of accumulation units outstanding at end of period	815,095	943,868	1,105,217	1,424,130	1,509,264	1,769,712	2,133,974	2,482,713	2,405,079	2,614,587
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16	$9.53
Value at end of period	$11.85	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16
Number of accumulation units outstanding at end of period	1,235,673	1,418,785	1,566,450	2,125,528	2,444,387	2,718,956	3,227,494	3,325,817	1,390,250	1,654,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00	$7.57
Value at end of period	$10.34	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00
Number of accumulation units outstanding at end of period	132,086	154,015	166,972	225,340	257,343	294,580	408,827	314,283	297,723	391,365
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55
Value at end of period	$38.04	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61
Number of accumulation units outstanding at end of period	1,965,021	2,296,959	2,647,782	3,529,876	4,152,669	4,944,671	2,408,923	850,563	947,950
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01	$10.04
Value at end of period	$19.98	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01
Number of accumulation units outstanding at end of period	1,943,826	2,204,775	2,501,649	3,306,798	3,951,601	4,130,932	2,443,672	461,779	592,607
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28	$8.84
Value at end of period	$24.67	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28
Number of accumulation units outstanding at end of period	2,310,169	2,686,612	3,115,560	1,549,085	1,770,005	2,038,945	2,421,220	2,023,437	2,377,780	2,888,373
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.39	$10.88	$10.28	$10.00	$10.27	$9.87	$9.63	$9.09	$8.80	$8.31
Value at end of period	$11.59	$10.39	$10.88	$10.28	$10.00	$10.27	$9.87	$9.63	$9.09	$8.80
Number of accumulation units outstanding at end of period	1,347,257	1,481,839	1,819,742	2,365,464	2,326,323	2,879,308	3,173,372	4,157,492	4,807,901	2,875,864
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26	$9.36
Value at end of period	$16.77	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26
Number of accumulation units outstanding at end of period	7,468,317	8,458,412	9,651,893	12,146,722	15,144,257	18,140,729	20,706,858	22,129,608	23,660,153	25,710,826
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49	$9.62
Value at end of period	$16.48	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49
Number of accumulation units outstanding at end of period	4,339,539	4,856,097	5,389,180	6,776,859	7,820,578	9,174,565	10,006,371	10,781,592	12,280,940	13,847,272
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60	$9.85
Value at end of period	$15.19	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60
Number of accumulation units outstanding at end of period	2,390,204	2,848,182	3,292,490	4,098,739	4,861,508	5,811,071	6,445,119	7,032,497	7,634,659	8,948,023
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97	$12.65
Value at end of period	$41.85	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97
Number of accumulation units outstanding at end of period	830,410	479,558	398,630	534,708	589,681	591,763	538,346	603,059	623,596	621,152
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92	$8.11
Value at end of period	$23.02	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92
Number of accumulation units outstanding at end of period	1,317,273	1,479,432	1,615,840	2,000,629	2,194,759	2,167,937	2,247,135	2,391,217	2,342,300	2,936,570
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61	$12.47
Value at end of period	$29.23	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61
Number of accumulation units outstanding at end of period	1,682,520	505,969	594,191	688,907	712,260	272,080	241,004	221,468	221,530	224,171
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01	$12.96
Value at end of period	$38.63	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01
Number of accumulation units outstanding at end of period	870,116	420,952	485,650	591,914	749,470	748,568	809,291	890,508	992,399	1,252,894
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16	$7.06
Value at end of period	$18.30	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16
Number of accumulation units outstanding at end of period	110,988	129,774	147,812	219,284	256,095	298,977	385,461	474,519	523,504	580,520
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85	$8.91
Value at end of period	$21.55	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85
Number of accumulation units outstanding at end of period	185,504	210,974	256,170	373,210	413,243	333,845	368,513	364,235	469,399	494,420
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96	$10.54
Value at end of period	$11.93	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96
Number of accumulation units outstanding at end of period	1,061,128	954,710	1,152,826	1,312,245	1,558,869	1,340,517	1,105,563	1,269,277	1,537,962	1,315,740
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31	$9.91
Value at end of period	$32.30	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31
Number of accumulation units outstanding at end of period	0	675,309	712,012	935,381	1,176,252	1,381,374	1,630,441	1,509,289	1,736,449	1,752,103
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.68	$11.11	$11.04	$10.85	$11.34	$11.26	$12.56	$12.03	$10.93	$10.55
Value at end of period	$11.34	$10.68	$11.11	$11.04	$10.85	$11.34	$11.26	$12.56	$12.03	$10.93
Number of accumulation units outstanding at end of period	724,106	913,740	897,098	1,200,912	1,283,717	1,525,887	1,824,281	4,667,791	4,320,794	1,388,091
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62	$8.74
Value at end of period	$21.84	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62
Number of accumulation units outstanding at end of period	0	603,383	663,664	855,163	979,706	1,045,520	1,159,882	1,246,234	1,402,454	1,614,112
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89	$8.04
Value at end of period	$17.94	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89
Number of accumulation units outstanding at end of period	205,499	241,913	281,191	384,190	485,174	589,064	685,687	786,358	975,691	1,137,911
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93	$10.55
Value at end of period	$24.81	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93
Number of accumulation units outstanding at end of period	0	298,665	301,384	384,096	468,120	566,398	643,623	586,623	596,557	755,522
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03	$10.94
Value at end of period	$20.67	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03
Number of accumulation units outstanding at end of period	1,629,398	1,837,742	2,133,008	2,554,677	3,095,046	3,960,762	1,175,556	894,306	959,336	1,123,219
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79	$13.00
Value at end of period	$29.09	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79
Number of accumulation units outstanding at end of period	223,207	245,520	285,246	292,021	409,943	317,463	331,199	324,660	384,623	343,403
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$29.44	$34.15	$30.57	$27.14	$28.51	$25.24	$19.54	$16.58	$16.58	$13.73
Value at end of period	$36.49	$29.44	$34.15	$30.57	$27.14	$28.51	$25.24	$19.54	$16.58	$16.58
Number of accumulation units outstanding at end of period	133,992	159,274	178,130	239,184	310,542	373,901	579,514	493,135	324,403	357,238
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$23.23	$23.59	$20.89	$19.72	$19.11	$17.38	$14.51	$12.92	$12.81	$11.45
Value at end of period	$28.34	$23.23	$23.59	$20.89	$19.72	$19.11	$17.38	$14.51	$12.92	$12.81
Number of accumulation units outstanding at end of period	2,528	2,550	2,597	3,327	3,369	3,858	3,677	3,946	3,983	4,101
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
(Funds were first received in this option during July 2010)
Value at beginning of period	$17.22	$19.36	$16.99	$14.59	$15.99	$15.17	$11.92	$10.38	$10.67	$9.11
Value at end of period	$21.33	$17.22	$19.36	$16.99	$14.59	$15.99	$15.17	$11.92	$10.38	$10.67
Number of accumulation units outstanding at end of period	0	115	116	1,217	1,231	1,243	1,256	1,268	1,284	344
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21	$8.04
Value at end of period	$26.47	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21
Number of accumulation units outstanding at end of period	0	707,401	815,370	934,378	1,375,975	1,220,127	1,304,112	864,423	659,446	604,139
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37	$11.96
Value at end of period	$18.90	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37
Number of accumulation units outstanding at end of period	500,015	555,827	570,796	698,488	784,644	745,966	727,325	799,252	836,742	901,392

Separate Account Annual Charges of 1.85%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.71	$12.91	$11.57	$11.35	$11.68	$11.68	$10.40	$9.63	$10.19	$9.45
Value at end of period	$13.53	$11.71	$12.91	$11.57	$11.35	$11.68	$11.68	$10.40	$9.63	$10.19
Number of accumulation units outstanding at end of period	870,894	1,023,177	1,146,430	1,459,058	1,965,038	2,153,757	2,606,648	2,534,217	2,768,651	2,659,829
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.54	$11.82	$9.75	$9.40	$9.81	$9.53	$8.55	$7.57	$8.02	$7.72
Value at end of period	$12.56	$10.54	$11.82	$9.75	$9.40	$9.81	$9.53	$8.55	$7.57	$8.02
Number of accumulation units outstanding at end of period	1,261,424	917,820	1,038,796	1,339,383	1,599,559	516,569	532,527	559,191	688,315	749,998
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$8.79	$8.85	$9.00	$9.16	$9.33	$9.50	$9.68	$9.86	$10.04	$10.23
Value at end of period	$8.77	$8.79	$8.85	$9.00	$9.16	$9.33	$9.50	$9.68	$9.86	$10.04
Number of accumulation units outstanding at end of period	186,968	269,466	264,759	318,192	287,440	269,084	329,319	437,858	673,977	718,965
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53	$9.99
Value at end of period	$21.25	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53
Number of accumulation units outstanding at end of period	1,421,230	1,683,795	1,952,536	2,511,463	2,907,230	3,272,252	3,997,845	4,522,820	5,120,278
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66	$7.75
Value at end of period	$19.17	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66
Number of accumulation units outstanding at end of period	1,142,705	1,342,480	1,539,563	1,912,631	2,262,818	2,651,950	3,277,124	3,890,208	4,564,455	2,961,017
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91	$13.29
Value at end of period	$21.33	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91
Number of accumulation units outstanding at end of period	392,067	454,997	534,819	698,700	826,797	984,839	1,127,498	1,378,018	1,526,830	1,629,416
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14	$9.51
Value at end of period	$11.77	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14
Number of accumulation units outstanding at end of period	1,128,478	1,318,918	1,425,356	1,753,233	2,127,087	2,375,621	2,649,402	2,970,424	803,127	926,890
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99	$7.56
Value at end of period	$10.28	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99
Number of accumulation units outstanding at end of period	40,583	49,526	55,331	84,986	88,959	115,092	159,292	114,986	132,802	233,418
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51
Value at end of period	$37.74	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56
Number of accumulation units outstanding at end of period	1,047,801	1,217,300	1,428,454	1,844,458	2,218,742	2,651,985	1,391,748	784,960	913,634
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01	$10.04
Value at end of period	$19.89	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01
Number of accumulation units outstanding at end of period	1,387,561	1,628,032	1,790,413	2,318,155	2,785,888	3,050,623	2,667,129	350,796	327,575
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22	$8.80
Value at end of period	$24.44	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22
Number of accumulation units outstanding at end of period	1,323,626	1,591,789	1,802,688	901,506	1,088,228	1,229,446	1,467,760	1,398,446	1,536,337	1,723,943
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.34	$10.83	$10.24	$9.97	$10.24	$9.85	$9.62	$9.08	$8.80	$8.31
Value at end of period	$11.53	$10.34	$10.83	$10.24	$9.97	$10.24	$9.85	$9.62	$9.08	$8.80
Number of accumulation units outstanding at end of period	741,786	757,088	938,482	961,253	1,002,100	1,107,333	1,223,862	1,299,357	1,305,965	1,266,984
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26	$9.36
Value at end of period	$16.69	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26
Number of accumulation units outstanding at end of period	3,455,450	3,879,727	4,151,707	5,254,180	6,394,120	7,107,605	8,486,980	9,182,497	9,731,750	10,459,517
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48	$9.62
Value at end of period	$16.39	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48
Number of accumulation units outstanding at end of period	2,245,424	2,559,351	2,920,161	3,910,644	4,799,197	5,467,152	6,466,476	6,578,288	7,226,734	7,809,734
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59	$9.85
Value at end of period	$15.12	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59
Number of accumulation units outstanding at end of period	1,435,944	1,631,969	1,755,491	2,021,135	2,436,398	2,717,080	3,300,270	3,877,968	4,431,415	4,645,124
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96	$12.65
Value at end of period	$41.62	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96
Number of accumulation units outstanding at end of period	556,603	426,088	462,816	574,022	639,919	643,055	724,614	802,994	952,472	1,118,327
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91	$8.11
Value at end of period	$22.88	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91
Number of accumulation units outstanding at end of period	520,916	623,181	667,375	956,863	1,060,426	1,039,785	988,513	971,614	1,039,503	1,252,326
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60	$12.47
Value at end of period	$29.07	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60
Number of accumulation units outstanding at end of period	1,566,382	361,174	389,508	475,690	505,701	106,060	112,900	105,424	107,279	77,313
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00	$12.95
Value at end of period	$38.42	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00
Number of accumulation units outstanding at end of period	422,721	363,394	411,716	505,625	468,949	476,842	533,218	589,336	660,983	749,319
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11	$7.03
Value at end of period	$18.13	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11
Number of accumulation units outstanding at end of period	147,264	172,863	193,095	262,327	314,687	390,720	487,386	556,136	635,815	707,541
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83	$8.90
Value at end of period	$21.42	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83
Number of accumulation units outstanding at end of period	89,784	102,422	116,546	159,255	162,670	149,135	219,885	217,615	328,273	233,282
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95	$10.53
Value at end of period	$11.86	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95
Number of accumulation units outstanding at end of period	321,304	300,917	331,139	579,984	664,894	651,548	565,049	633,291	807,129	681,132
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28	$9.89
Value at end of period	$32.06	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28
Number of accumulation units outstanding at end of period	0	234,944	246,398	315,159	408,926	470,337	547,406	469,290	523,132	616,566
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.63	$11.06	$10.99	$10.81	$11.31	$11.24	$12.54	$12.01	$10.92	$10.55
Value at end of period	$11.28	$10.63	$11.06	$10.99	$10.81	$11.31	$11.24	$12.54	$12.01	$10.92
Number of accumulation units outstanding at end of period	264,690	313,891	338,267	385,280	492,179	534,504	686,035	1,161,464	1,159,417	692,595
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59	$8.72
Value at end of period	$21.68	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59
Number of accumulation units outstanding at end of period	0	192,094	240,158	314,009	316,629	355,972	384,836	406,272	450,004	516,509
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86	$8.02
Value at end of period	$17.82	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86
Number of accumulation units outstanding at end of period	106,306	128,473	148,562	181,876	224,508	255,906	298,086	300,767	344,970	437,170
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88	$10.51
Value at end of period	$24.58	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88
Number of accumulation units outstanding at end of period	0	686,140	774,365	941,431	1,126,947	1,284,647	1,486,234	1,683,954	1,958,358	2,089,804
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00	$10.91
Value at end of period	$20.51	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00
Number of accumulation units outstanding at end of period	591,352	712,426	823,190	1,081,870	1,294,225	1,536,547	434,828	437,246	472,601	515,888
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28	$11.68
Value at end of period	$25.99	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28
Number of accumulation units outstanding at end of period	126,571	147,364	157,749	169,823	237,377	199,476	240,652	194,512	224,975	211,590
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$23.87	$27.70	$24.81	$22.04	$23.16	$20.52	$15.89	$13.49	$13.50	$11.18
Value at end of period	$29.57	$23.87	$27.70	$24.81	$22.04	$23.16	$20.52	$15.89	$13.49	$13.50
Number of accumulation units outstanding at end of period	106,058	120,407	131,915	177,594	208,122	261,685	354,488	233,819	221,392	177,381
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$31.86	$32.36	$28.68	$27.09	$26.26	$23.89	$19.96	$17.78	$17.63	$15.78
Value at end of period	$38.84	$31.86	$32.36	$28.68	$27.09	$26.26	$23.89	$19.96	$17.78	$17.63
Number of accumulation units outstanding at end of period	358,063	415,674	448,613	561,855	671,660	744,716	870,279	1,015,009	1,096,494	1,269,643
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$22.74	$25.59	$22.46	$19.30	$21.16	$20.09	$15.79	$13.76	$14.15	$12.57
Value at end of period	$28.15	$22.74	$25.59	$22.46	$19.30	$21.16	$20.09	$15.79	$13.76	$14.15
Number of accumulation units outstanding at end of period	0	219,269	237,865	293,777	349,170	382,639	452,703	511,103	562,129	554,765
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19	$8.03
Value at end of period	$26.30	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19
Number of accumulation units outstanding at end of period	0	457,568	530,024	545,311	506,457	402,042	458,852	493,188	388,192	369,012
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33	$11.93
Value at end of period	$18.76	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33
Number of accumulation units outstanding at end of period	220,039	236,126	259,560	273,351	326,501	328,768	356,914	402,114	443,773	468,827
Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
BLACKROCK GLOBAL ALLOCATION V.I. FUND (CLASS III)
Value at beginning of period	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16	$9.44
Value at end of period	$13.37	$11.58	$12.78	$11.46	$11.26	$11.60	$11.61	$10.35	$9.60	$10.16
Number of accumulation units outstanding at end of period	3,895,683	4,569,478	5,173,204	5,827,444	6,487,425	7,001,985	7,660,611	8,364,885	9,163,770	9,731,707
VOYA GLOBAL EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00	$7.70
Value at end of period	$12.41	$10.42	$11.70	$9.66	$9.32	$9.75	$9.48	$8.51	$7.54	$8.00
Number of accumulation units outstanding at end of period	3,036,992	2,708,524	3,067,180	3,635,796	4,206,090	1,315,959	1,351,286	1,712,067	1,959,001	2,253,901
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S2)
Value at beginning of period	$8.82	$8.89	$9.04	$9.21	$9.39	$9.58	$9.76	$9.96	$10.15	$10.35
Value at end of period	$8.79	$8.82	$8.89	$9.04	$9.21	$9.39	$9.58	$9.76	$9.96	$10.15
Number of accumulation units outstanding at end of period	58,630	66,594	75,083	122,413	143,978	137,502	199,489	248,051	283,684	291,435
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT CONSERVATIVE PORTFOLIO (CLASS ADV)
Value at beginning of period	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78	$8.31
Value at end of period	$11.41	$10.25	$10.74	$10.17	$9.91	$10.18	$9.81	$9.59	$9.06	$8.78
Number of accumulation units outstanding at end of period	2,461,092	2,790,596	2,922,347	3,508,193	4,109,542	4,335,215	4,738,284	5,638,432	5,987,264	4,845,565
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO (CLASS S)
Value at beginning of period	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91	$10.54
Value at end of period	$11.16	$10.53	$10.96	$10.91	$10.74	$11.24	$11.18	$12.49	$11.98	$10.91
Number of accumulation units outstanding at end of period	1,186,379	1,254,336	1,262,876	1,442,586	1,449,781	1,610,349	1,844,662	3,069,280	3,095,975	1,335,718
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN MID CAP VALUE PORTFOLIO (CLASS S)
Value at beginning of period	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37	$13.57
Value at end of period	$35.52	$28.70	$33.34	$29.90	$26.58	$27.96	$24.80	$19.23	$16.34	$16.37
Number of accumulation units outstanding at end of period	252,871	288,243	334,805	415,316	495,059	609,871	803,006	661,980	568,733	521,278
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S2)
Value at beginning of period	$25.23	$25.65	$22.75	$21.51	$20.88	$19.01	$15.90	$14.18	$14.08	$12.61
Value at end of period	$30.72	$25.23	$25.65	$22.75	$21.51	$20.88	$19.01	$15.90	$14.18	$14.08
Number of accumulation units outstanding at end of period	260,432	326,436	348,061	406,212	445,580	483,764	516,920	621,356	592,104	628,128
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S2)
Value at beginning of period	$18.42	$20.74	$18.22	$15.67	$17.20	$16.35	$12.87	$11.22	$11.55	$10.27
Value at end of period	$22.78	$18.42	$20.74	$18.22	$15.67	$17.20	$16.35	$12.87	$11.22	$11.55
Number of accumulation units outstanding at end of period	0	90,416	96,807	139,152	134,715	145,221	175,864	193,912	197,162	171,985
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

CONDENSED FINANCIAL INFORMATION - WELLS FARGO OPPORTUNITIES
Except for subaccounts which did not commence operations as of December 31, 2019, the following tables give (1) the accumulation unit value ("AUV") at the beginning of the period, (2) the AUV at the end of the period and (3) the total number of accumulation units outstanding at the end of the period for each subaccount of Separate Account B available under the Contract for the indicated periods. This information is current through December 31, 2019, including portfolio names. Portfolio name changes after December 31, 2019 are not reflected in the following information.

Separate Account Annual Charges of 1.40%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70	$16.94
Value at end of period	$15.26	$15.21	$15.22	$15.37	$15.58	$15.80	$16.02	$16.24	$16.47	$16.70
Number of accumulation units outstanding at end of period	2,423,415	3,183,266	2,974,048	4,119,413	4,627,796	5,330,177	6,262,749	6,109,676	7,655,564	7,999,039
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57	$9.99
Value at end of period	$22.14	$17.50	$18.66	$15.80	$14.66	$15.15	$13.94	$10.87	$9.57
Number of accumulation units outstanding at end of period	5,037,556	6,132,481	7,224,237	9,534,437	11,357,787	13,193,311	15,699,200	17,914,965	19,736,037
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78	$7.82
Value at end of period	$20.26	$15.98	$17.01	$14.37	$13.31	$13.73	$12.61	$9.81	$8.61	$8.78
Number of accumulation units outstanding at end of period	2,104,471	2,565,547	2,957,464	3,989,857	4,805,989	5,731,475	6,997,027	8,191,118	9,561,032	5,214,662
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37	$13.65
Value at end of period	$22.92	$20.17	$21.14	$20.18	$17.86	$18.49	$18.53	$17.80	$15.83	$15.37
Number of accumulation units outstanding at end of period	1,104,602	1,229,790	1,460,783	1,919,763	2,333,369	2,852,338	3,536,270	4,012,922	3,817,892	3,921,490
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36	$9.67
Value at end of period	$12.53	$10.92	$13.05	$10.85	$10.83	$11.39	$12.40	$10.49	$8.96	$10.36
Number of accumulation units outstanding at end of period	2,878,334	3,379,309	3,817,589	5,129,382	6,092,607	6,958,530	7,818,813	8,618,254	2,688,868	2,992,773
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09	$7.62
Value at end of period	$10.85	$9.09	$10.70	$8.72	$8.79	$9.01	$9.74	$8.16	$6.98	$8.09
Number of accumulation units outstanding at end of period	244,210	289,281	348,186	475,607	558,185	670,510	985,325	849,883	818,658	1,156,598
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93	$12.36
Value at end of period	$40.54	$31.05	$32.05	$25.11	$24.56	$23.48	$21.00	$16.31	$14.04	$13.93
Number of accumulation units outstanding at end of period	3,930,502	4,684,633	5,622,301	7,562,016	9,118,020	11,036,243	7,109,891	1,682,756	2,130,653	1,082,965
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05	$10.05
Value at end of period	$20.72	$16.84	$18.57	$16.63	$14.85	$15.80	$14.60	$11.33	$10.05
Number of accumulation units outstanding at end of period	4,007,872	4,754,622	5,508,969	7,421,221	9,147,104	8,808,653	5,395,409	830,633	569,147
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73	$9.15
Value at end of period	$26.61	$20.91	$22.98	$18.68	$17.71	$17.91	$16.73	$12.89	$11.47	$11.73
Number of accumulation units outstanding at end of period	3,542,247	4,192,310	4,774,600	2,853,934	3,240,855	3,761,739	4,703,222	3,747,745	4,227,190	4,756,551
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31	$9.37
Value at end of period	$17.48	$14.59	$15.99	$13.90	$13.14	$13.60	$13.09	$11.19	$10.05	$10.31
Number of accumulation units outstanding at end of period	21,839,476	25,603,990	29,664,497	39,020,544	45,698,664	51,799,708	59,186,253	63,995,469	68,956,114	74,275,484
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54	$9.63
Value at end of period	$17.18	$14.51	$15.71	$13.91	$13.21	$13.61	$13.06	$11.45	$10.40	$10.54
Number of accumulation units outstanding at end of period	12,698,992	14,952,573	17,625,445	22,613,214	26,950,962	30,767,408	35,441,375	38,485,278	42,036,780	46,040,296
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65	$9.86
Value at end of period	$15.84	$13.71	$14.65	$13.29	$12.74	$13.13	$12.65	$11.66	$10.73	$10.65
Number of accumulation units outstanding at end of period	7,395,095	8,465,010	9,718,604	12,104,749	14,071,867	16,389,602	19,206,813	20,961,634	22,515,408	24,451,343
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07	$12.69
Value at end of period	$43.71	$32.73	$33.60	$26.02	$24.83	$23.45	$21.09	$16.24	$14.42	$14.07
Number of accumulation units outstanding at end of period	1,447,307	774,834	820,529	1,080,819	1,104,897	1,257,121	1,242,161	1,378,422	1,637,094	1,455,162
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02	$8.17
Value at end of period	$24.14	$18.70	$19.69	$16.33	$14.95	$14.90	$13.42	$10.33	$9.09	$9.02
Number of accumulation units outstanding at end of period	2,081,831	2,424,276	2,704,333	3,318,523	3,395,479	3,546,039	4,014,374	4,545,292	4,462,209	5,649,134
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71	$12.51
Value at end of period	$30.53	$24.65	$26.84	$24.05	$21.15	$22.29	$20.14	$15.54	$13.59	$13.71
Number of accumulation units outstanding at end of period	2,810,885	753,047	856,511	1,222,175	1,205,374	471,664	439,059	373,421	310,000	194,823
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13	$13.00
Value at end of period	$40.35	$30.42	$32.60	$26.59	$25.25	$25.81	$23.56	$17.71	$15.55	$16.13
Number of accumulation units outstanding at end of period	1,789,380	768,823	865,314	1,120,682	1,355,601	1,415,777	1,742,194	1,975,775	2,267,474	2,632,553
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53	$7.31
Value at end of period	$19.75	$15.97	$19.30	$16.53	$14.82	$15.20	$14.64	$10.70	$9.44	$9.53
Number of accumulation units outstanding at end of period	128,675	156,085	184,896	275,069	341,370	413,406	542,408	663,418	796,478	919,414
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97	$8.97
Value at end of period	$22.60	$18.21	$22.00	$20.10	$16.42	$16.82	$16.06	$11.85	$10.52	$10.97
Number of accumulation units outstanding at end of period	433,456	506,592	629,887	812,437	852,713	963,772	1,060,414	1,187,162	1,422,232	1,686,231
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08	$10.62
Value at end of period	$12.51	$11.75	$11.99	$11.81	$11.73	$11.90	$11.44	$11.94	$11.69	$11.08
Number of accumulation units outstanding at end of period	1,433,254	1,565,056	1,685,713	2,140,065	2,326,628	2,474,708	2,262,123	2,599,279	3,165,568	3,163,184
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60	$10.10
Value at end of period	$34.29	$25.10	$25.95	$20.53	$19.77	$21.11	$20.52	$14.99	$12.70	$12.60
Number of accumulation units outstanding at end of period	0	1,584,658	1,832,233	2,411,598	2,897,333	3,345,047	3,838,302	3,614,401	4,238,575	4,210,806
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85	$9.49
Value at end of period	$16.66	$13.59	$15.10	$13.86	$13.97	$14.41	$12.84	$12.55	$10.13	$10.85
Number of accumulation units outstanding at end of period	505,619	608,093	689,431	850,881	1,017,120	1,199,879	1,384,244	1,576,114	1,763,062	1,961,059
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25	$53.29
Value at end of period	$132.71	$105.02	$115.34	$111.21	$108.20	$106.59	$83.24	$82.71	$72.61	$67.25
Number of accumulation units outstanding at end of period	104,906	123,213	140,103	203,191	252,122	319,442	412,408	481,849	575,703	675,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82	$8.89
Value at end of period	$23.13	$17.63	$19.64	$16.39	$15.33	$15.10	$13.57	$10.22	$9.23	$9.82
Number of accumulation units outstanding at end of period	0	1,423,097	1,688,524	2,237,802	2,511,540	2,768,582	3,001,487	3,337,689	3,608,516	3,853,085
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08	$8.16
Value at end of period	$18.97	$16.00	$19.74	$18.04	$14.79	$15.46	$15.03	$10.89	$9.67	$10.08
Number of accumulation units outstanding at end of period	584,776	700,751	776,175	1,037,070	1,226,292	1,421,605	1,638,441	1,976,916	2,223,917	2,485,616
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36	$10.89
Value at end of period	$26.65	$21.58	$24.99	$21.53	$18.54	$20.00	$18.58	$13.96	$11.93	$12.36
Number of accumulation units outstanding at end of period	0	823,469	975,633	1,322,990	1,683,688	2,034,525	2,240,125	2,131,292	2,213,852	2,163,923
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31	$11.15
Value at end of period	$21.94	$18.57	$20.85	$19.12	$16.86	$17.50	$16.33	$13.29	$11.98	$12.31
Number of accumulation units outstanding at end of period	2,555,554	2,996,166	3,487,076	4,329,327	5,216,053	6,388,091	2,363,718	2,113,601	2,270,527	2,408,048
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36	$26.47
Value at end of period	$61.07	$49.65	$58.28	$51.89	$43.88	$45.85	$42.23	$31.99	$28.32	$29.36
Number of accumulation units outstanding at end of period	516,460	615,558	703,489	837,388	956,646	1,110,697	1,334,073	1,464,057	1,747,429	2,059,675
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40	$11.73
Value at end of period	$27.33	$21.09	$24.69	$18.40	$18.66	$18.23	$18.11	$14.48	$12.10	$13.40
Number of accumulation units outstanding at end of period	560,174	686,612	807,076	883,783	1,216,762	1,205,566	1,469,568	1,279,009	1,397,045	1,420,560
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52	$20.67
Value at end of period	$29.83	$22.97	$27.98	$19.84	$17.82	$21.46	$21.57	$23.20	$19.76	$24.52
Number of accumulation units outstanding at end of period	1,221,421	1,451,508	1,680,669	2,136,235	2,491,137	2,828,949	3,257,286	3,572,154	3,601,771	3,721,910
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92	$12.74
Value at end of period	$37.84	$30.36	$34.42	$30.21	$25.19	$26.53	$24.83	$18.12	$15.49	$15.92
Number of accumulation units outstanding at end of period	0	798,587	869,153	1,234,769	1,470,952	1,635,806	1,942,461	1,734,757	1,899,433	2,114,063
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80	$46.07
Value at end of period	$120.48	$98.26	$99.15	$87.37	$82.00	$79.04	$71.47	$59.32	$52.55	$51.80
Number of accumulation units outstanding at end of period	2,622,928	3,009,879	3,519,909	4,380,841	4,905,548	5,469,024	6,127,711	6,556,997	7,077,206	7,593,076
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97	$27.32
Value at end of period	$65.09	$52.22	$58.41	$50.96	$43.51	$47.40	$44.74	$34.97	$30.26	$30.97
Number of accumulation units outstanding at end of period	0	815,375	958,143	1,314,400	1,493,918	1,766,295	2,183,982	2,465,852	2,820,631	3,008,352
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35	$8.13
Value at end of period	$27.87	$21.66	$22.27	$16.95	$16.97	$15.57	$14.57	$10.64	$9.10	$9.35
Number of accumulation units outstanding at end of period	0	1,530,857	1,644,216	1,963,161	2,549,469	2,394,002	2,453,514	2,352,194	1,806,950	1,929,680
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68	$12.19
Value at end of period	$20.07	$15.94	$18.83	$14.93	$14.86	$15.22	$15.61	$13.84	$11.82	$13.68
Number of accumulation units outstanding at end of period	710,330	827,949	875,910	1,015,936	1,199,390	1,221,192	1,258,845	1,385,641	1,461,019	1,599,392
Separate Account Annual Charges of 1.45%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.92	$14.93	$15.09	$15.30	$15.52	$15.75	$15.97	$16.21	$16.44	$16.68
Value at end of period	$14.96	$14.92	$14.93	$15.09	$15.30	$15.52	$15.75	$15.97	$16.21	$16.44
Number of accumulation units outstanding at end of period	658,028	895,228	920,240	1,182,481	1,642,900	2,155,791	2,960,758	3,221,646	4,121,705	4,765,149
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56	$9.99
Value at end of period	$22.04	$17.43	$18.59	$15.75	$14.63	$15.12	$13.92	$10.86	$9.56
Number of accumulation units outstanding at end of period	1,036,964	1,279,735	1,412,749	1,935,972	2,357,589	2,891,838	3,836,159	4,707,103	5,571,491
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77	$7.82
Value at end of period	$20.14	$15.89	$16.92	$14.30	$13.26	$13.68	$12.57	$9.78	$8.60	$8.77
Number of accumulation units outstanding at end of period	1,102,282	1,323,498	1,513,248	2,189,006	2,823,985	3,452,928	4,473,075	5,894,655	7,309,908	5,553,955
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32	$13.61
Value at end of period	$22.73	$20.02	$20.99	$20.05	$17.76	$18.39	$18.44	$17.72	$15.77	$15.32
Number of accumulation units outstanding at end of period	469,548	561,593	664,016	904,379	1,012,788	1,280,544	1,665,298	2,184,092	2,491,020	2,933,389
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33	$9.65
Value at end of period	$12.44	$10.85	$12.97	$10.79	$10.77	$11.34	$12.35	$10.45	$8.94	$10.33
Number of accumulation units outstanding at end of period	599,050	716,822	777,257	1,087,258	1,480,818	1,705,553	2,286,338	2,630,314	719,050	1,151,323
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08	$7.62
Value at end of period	$10.78	$9.04	$10.65	$8.68	$8.76	$8.98	$9.71	$8.14	$6.97	$8.08
Number of accumulation units outstanding at end of period	40,798	48,011	58,240	82,645	116,289	157,000	300,509	234,663	222,875	692,293
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88	$12.33
Value at end of period	$40.22	$30.82	$31.82	$24.95	$24.42	$23.35	$20.90	$16.24	$13.98	$13.88
Number of accumulation units outstanding at end of period	995,384	1,224,977	1,483,134	2,025,521	2,572,012	3,274,957	1,462,907	963,656	1,126,811	595,332
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05	$10.05
Value at end of period	$20.63	$16.78	$18.50	$16.58	$14.81	$15.77	$14.58	$11.32	$10.05
Number of accumulation units outstanding at end of period	1,188,526	1,396,821	1,643,998	2,300,260	2,960,695	3,499,609	2,959,548	608,917	698,403
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67	$9.11
Value at end of period	$26.36	$20.73	$22.79	$18.53	$17.57	$17.79	$16.63	$12.81	$11.41	$11.67
Number of accumulation units outstanding at end of period	1,395,981	1,641,360	1,892,356	1,076,825	1,343,608	1,628,870	2,202,017	2,238,891	2,735,925	3,660,850
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31	$9.37
Value at end of period	$17.39	$14.52	$15.92	$13.85	$13.09	$13.56	$13.07	$11.17	$10.04	$10.31
Number of accumulation units outstanding at end of period	2,313,862	3,009,091	3,326,906	4,351,205	5,677,271	6,905,816	8,311,637	9,179,579	10,424,293	11,613,550
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54	$9.63
Value at end of period	$17.09	$14.45	$15.65	$13.86	$13.17	$13.57	$13.03	$11.43	$10.39	$10.54
Number of accumulation units outstanding at end of period	1,916,119	2,199,812	2,560,615	3,291,083	4,086,775	4,720,734	5,882,523	6,458,891	7,416,905	8,432,784
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64	$9.86
Value at end of period	$15.76	$13.65	$14.59	$13.24	$12.70	$13.09	$12.62	$11.64	$10.71	$10.64
Number of accumulation units outstanding at end of period	1,336,307	1,571,205	1,787,135	2,479,170	3,020,673	3,504,660	4,251,012	4,795,887	5,638,396	5,981,284
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06	$12.68
Value at end of period	$43.48	$32.57	$33.45	$25.92	$24.74	$23.38	$21.04	$16.21	$14.40	$14.06
Number of accumulation units outstanding at end of period	496,209	339,006	373,132	525,759	619,236	719,090	895,848	1,037,401	1,193,971	1,210,244
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01	$8.16
Value at end of period	$24.00	$18.59	$19.59	$16.26	$14.90	$14.85	$13.38	$10.30	$9.07	$9.01
Number of accumulation units outstanding at end of period	545,383	644,757	778,203	1,205,545	1,507,125	1,691,723	1,932,569	2,420,201	2,812,730	4,030,871
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70	$12.51
Value at end of period	$30.36	$24.53	$26.72	$23.95	$21.08	$22.22	$20.10	$15.51	$13.58	$13.70
Number of accumulation units outstanding at end of period	894,928	218,141	268,800	372,502	483,403	104,122	125,461	166,446	166,253	175,163
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11	$12.99
Value at end of period	$40.13	$30.27	$32.46	$26.48	$25.16	$25.73	$23.50	$17.68	$15.53	$16.11
Number of accumulation units outstanding at end of period	389,122	234,820	259,582	347,394	456,080	465,659	588,443	707,299	887,614	1,117,706
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48	$7.28
Value at end of period	$19.56	$15.83	$19.14	$16.40	$14.71	$15.10	$14.54	$10.64	$9.39	$9.48
Number of accumulation units outstanding at end of period	164,241	208,203	249,032	320,707	403,774	459,652	582,841	695,269	806,024	964,109
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95	$8.96
Value at end of period	$22.47	$18.11	$21.89	$20.01	$16.35	$16.77	$16.01	$11.83	$10.50	$10.95
Number of accumulation units outstanding at end of period	68,469	75,817	86,148	125,505	159,039	168,456	242,690	246,640	301,151	435,427
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07	$10.61
Value at end of period	$12.44	$11.69	$11.93	$11.76	$11.69	$11.86	$11.41	$11.91	$11.67	$11.07
Number of accumulation units outstanding at end of period	247,032	289,574	376,513	622,060	696,107	656,966	672,358	1,166,878	1,615,557	1,016,026
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57	$10.08
Value at end of period	$34.03	$24.93	$25.79	$20.41	$19.66	$21.01	$20.43	$14.93	$12.66	$12.57
Number of accumulation units outstanding at end of period	0	268,401	304,082	369,854	468,510	649,922	924,338	846,060	1,007,997	1,011,816
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.50	$15.01	$13.78	$13.90	$14.35	$12.79	$12.51	$10.10	$10.83	$9.47
Value at end of period	$16.54	$13.50	$15.01	$13.78	$13.90	$14.35	$12.79	$12.51	$10.10	$10.83
Number of accumulation units outstanding at end of period	46,654	64,182	74,258	98,113	130,411	164,320	200,092	265,526	331,412	393,756
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$103.30	$113.51	$109.50	$106.59	$105.06	$82.08	$81.61	$71.67	$66.42	$52.66
Value at end of period	$130.47	$103.30	$113.51	$109.50	$106.59	$105.06	$82.08	$81.61	$71.67	$66.42
Number of accumulation units outstanding at end of period	63,298	80,902	93,584	126,724	159,663	193,312	258,685	327,757	390,039	492,690
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79	$8.87
Value at end of period	$22.96	$17.51	$19.52	$16.29	$15.25	$15.03	$13.52	$10.18	$9.20	$9.79
Number of accumulation units outstanding at end of period	0	157,763	186,272	267,827	385,227	480,581	436,661	490,049	575,208	622,915
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05	$8.14
Value at end of period	$18.84	$15.90	$19.62	$17.95	$14.72	$15.39	$14.97	$10.85	$9.64	$10.05
Number of accumulation units outstanding at end of period	48,143	62,761	70,066	98,334	128,489	151,763	200,359	247,389	302,379	391,648
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31	$10.85
Value at end of period	$26.41	$21.40	$24.79	$21.37	$18.41	$19.87	$18.47	$13.89	$11.87	$12.31
Number of accumulation units outstanding at end of period	0	104,664	122,719	181,982	249,779	295,167	350,202	268,299	355,315	412,903
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28	$11.12
Value at end of period	$21.78	$18.44	$20.72	$19.01	$16.77	$17.42	$16.26	$13.24	$11.94	$12.28
Number of accumulation units outstanding at end of period	770,538	926,052	1,106,840	1,560,215	2,006,471	2,548,610	508,036	521,622	590,503	765,973
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$48.96	$57.49	$51.22	$43.33	$45.30	$41.74	$31.64	$28.02	$29.06	$26.21
Value at end of period	$60.18	$48.96	$57.49	$51.22	$43.33	$45.30	$41.74	$31.64	$28.02	$29.06
Number of accumulation units outstanding at end of period	150,123	191,589	221,829	298,844	376,141	463,258	602,131	709,660	892,020	1,110,882
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25	$13.36
Value at end of period	$30.97	$23.91	$28.01	$20.88	$21.19	$20.71	$20.58	$16.47	$13.77	$15.25
Number of accumulation units outstanding at end of period	80,503	109,310	124,811	123,016	223,188	169,403	176,008	161,063	194,956	174,331
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.72	$27.70	$19.65	$17.66	$21.28	$21.39	$23.03	$19.62	$24.36	$20.55
Value at end of period	$29.50	$22.72	$27.70	$19.65	$17.66	$21.28	$21.39	$23.03	$19.62	$24.36
Number of accumulation units outstanding at end of period	262,369	304,504	346,448	447,846	559,873	669,759	952,323	1,199,195	1,355,402	1,650,884
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$30.11	$34.14	$29.98	$25.02	$26.36	$24.68	$18.03	$15.41	$15.85	$12.69
Value at end of period	$37.50	$30.11	$34.14	$29.98	$25.02	$26.36	$24.68	$18.03	$15.41	$15.85
Number of accumulation units outstanding at end of period	0	257,953	296,576	412,576	539,081	620,030	883,036	972,834	1,125,310	1,465,971
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$96.65	$97.58	$86.02	$80.78	$77.90	$70.48	$58.52	$51.87	$51.16	$45.52
Value at end of period	$118.45	$96.65	$97.58	$86.02	$80.78	$77.90	$70.48	$58.52	$51.87	$51.16
Number of accumulation units outstanding at end of period	470,980	588,199	701,059	984,553	1,216,076	1,429,747	1,857,652	2,216,025	2,647,508	3,275,890
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$51.36	$57.48	$50.18	$42.87	$46.72	$44.12	$34.51	$29.87	$30.58	$27.00
Value at end of period	$63.99	$51.36	$57.48	$50.18	$42.87	$46.72	$44.12	$34.51	$29.87	$30.58
Number of accumulation units outstanding at end of period	0	394,566	445,864	684,568	829,045	998,913	1,276,446	1,533,522	1,894,792	2,201,856
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33	$8.12
Value at end of period	$27.69	$21.53	$22.15	$16.86	$16.90	$15.51	$14.52	$10.61	$9.07	$9.33
Number of accumulation units outstanding at end of period	0	390,540	432,559	484,836	701,819	636,610	763,626	752,802	460,502	470,209
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64	$12.16
Value at end of period	$19.92	$15.83	$18.71	$14.85	$14.78	$15.14	$15.54	$13.79	$11.78	$13.64
Number of accumulation units outstanding at end of period	136,456	209,346	237,722	298,090	413,670	411,984	556,772	668,373	772,576	908,034

Separate Account Annual Charges of 1.55%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.54	$14.57	$14.74	$14.95	$15.19	$15.42	$15.66	$15.91	$16.16	$16.41
Value at end of period	$14.56	$14.54	$14.57	$14.74	$14.95	$15.19	$15.42	$15.66	$15.91	$16.16
Number of accumulation units outstanding at end of period	1,482,350	1,660,948	1,815,860	3,193,577	3,247,100	3,770,641	3,899,713	4,509,255	6,569,786	5,366,980
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55	$9.99
Value at end of period	$21.84	$17.29	$18.46	$15.65	$14.55	$15.06	$13.88	$10.83	$9.55
Number of accumulation units outstanding at end of period	2,325,219	2,861,091	3,201,778	4,443,552	5,361,077	6,213,501	7,258,644	8,070,041	8,647,939
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74	$7.80
Value at end of period	$19.89	$15.71	$16.75	$14.17	$13.15	$13.58	$12.49	$9.73	$8.56	$8.74
Number of accumulation units outstanding at end of period	981,113	1,246,805	1,451,931	2,064,122	2,487,712	2,990,699	3,517,921	3,912,778	4,432,990	2,208,411
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22	$13.53
Value at end of period	$22.38	$19.73	$20.70	$19.80	$17.55	$18.19	$18.26	$17.56	$15.64	$15.22
Number of accumulation units outstanding at end of period	799,904	869,434	1,213,512	1,598,461	1,475,671	1,846,888	2,275,773	2,171,409	2,042,969	2,059,551
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28	$9.62
Value at end of period	$12.27	$10.71	$12.82	$10.67	$10.67	$11.24	$12.26	$10.38	$8.89	$10.28
Number of accumulation units outstanding at end of period	1,394,067	1,635,399	1,865,838	2,583,749	3,047,766	3,421,474	3,963,770	4,063,495	1,453,310	2,184,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06	$7.60
Value at end of period	$10.65	$8.94	$10.54	$8.60	$8.69	$8.92	$9.66	$8.10	$6.94	$8.06
Number of accumulation units outstanding at end of period	109,813	133,788	152,773	216,743	273,814	329,682	567,181	331,557	313,062	667,677
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78	$12.25
Value at end of period	$39.58	$30.36	$31.39	$24.63	$24.13	$23.10	$20.70	$16.09	$13.88	$13.78
Number of accumulation units outstanding at end of period	2,275,242	2,826,365	3,381,545	4,856,950	5,808,182	7,003,062	3,763,478	905,337	993,020	710,705
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04	$10.05
Value at end of period	$20.44	$16.64	$18.37	$16.48	$14.74	$15.70	$14.54	$11.30	$10.04
Number of accumulation units outstanding at end of period	2,140,598	2,570,275	3,065,381	4,326,324	5,415,720	5,604,722	2,877,955	340,097	302,100
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56	$9.03
Value at end of period	$25.87	$20.36	$22.41	$18.24	$17.31	$17.54	$16.41	$12.66	$11.29	$11.56
Number of accumulation units outstanding at end of period	2,208,503	2,663,789	3,135,965	1,954,083	2,504,710	2,690,937	3,124,364	2,506,150	2,718,315	2,982,870
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30	$9.37
Value at end of period	$17.21	$14.38	$15.79	$13.75	$13.01	$13.49	$13.01	$11.14	$10.01	$10.30
Number of accumulation units outstanding at end of period	11,098,246	13,128,617	15,104,139	20,464,188	24,415,302	28,729,038	32,690,127	34,865,974	37,773,447	40,492,715
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52	$9.63
Value at end of period	$16.91	$14.31	$15.52	$13.76	$13.08	$13.50	$12.98	$11.39	$10.37	$10.52
Number of accumulation units outstanding at end of period	6,678,466	7,772,015	8,641,159	11,476,568	13,903,081	16,072,864	18,422,570	19,744,287	21,149,319	22,990,155
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63	$9.86
Value at end of period	$15.59	$13.52	$14.47	$13.14	$12.62	$13.02	$12.57	$11.60	$10.69	$10.63
Number of accumulation units outstanding at end of period	3,909,666	4,498,399	5,211,546	6,468,772	7,755,326	9,017,630	10,095,024	10,690,851	12,059,152	12,371,740
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04	$12.68
Value at end of period	$43.01	$32.25	$33.16	$25.72	$24.57	$23.25	$20.94	$16.15	$14.36	$14.04
Number of accumulation units outstanding at end of period	866,325	455,126	450,100	572,517	705,871	748,523	459,818	494,495	302,868	253,938
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99	$8.15
Value at end of period	$23.71	$18.39	$19.40	$16.11	$14.78	$14.75	$13.30	$10.25	$9.04	$8.99
Number of accumulation units outstanding at end of period	1,486,622	1,773,210	2,135,989	2,855,803	3,162,422	3,761,472	3,931,171	4,012,506	4,354,219	5,375,801
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67	$12.50
Value at end of period	$30.03	$24.29	$26.48	$23.76	$20.93	$22.10	$20.00	$15.45	$13.54	$13.67
Number of accumulation units outstanding at end of period	1,439,865	367,054	425,658	587,660	635,055	338,942	268,240	239,511	223,897	170,983
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08	$12.98
Value at end of period	$39.70	$29.97	$32.17	$26.28	$24.99	$25.58	$23.39	$17.61	$15.49	$16.08
Number of accumulation units outstanding at end of period	1,140,714	619,762	771,383	929,625	1,113,322	1,265,911	1,345,610	1,459,171	1,615,359	1,976,186
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39	$7.22
Value at end of period	$19.19	$15.55	$18.82	$16.14	$14.49	$14.89	$14.36	$10.51	$9.29	$9.39
Number of accumulation units outstanding at end of period	37,631	45,285	52,374	72,229	83,691	115,103	132,518	148,942	169,269	196,789
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92	$8.95
Value at end of period	$22.20	$17.92	$21.68	$19.84	$16.23	$16.65	$15.92	$11.77	$10.46	$10.92
Number of accumulation units outstanding at end of period	245,336	306,289	342,474	648,867	554,499	525,700	485,570	446,247	527,871	579,000
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04	$10.59
Value at end of period	$12.29	$11.56	$11.81	$11.66	$11.60	$11.78	$11.34	$11.85	$11.62	$11.04
Number of accumulation units outstanding at end of period	851,224	968,920	1,168,450	1,591,509	1,872,977	1,402,091	1,281,753	1,814,026	2,150,527	1,334,264
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49	$10.03
Value at end of period	$33.53	$24.59	$25.46	$20.17	$19.45	$20.80	$20.25	$14.81	$12.57	$12.49
Number of accumulation units outstanding at end of period	0	888,149	1,008,842	1,392,087	1,653,197	1,912,671	2,388,971	2,279,955	2,421,462	2,432,509
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.33	$14.83	$13.64	$13.76	$14.22	$12.69	$12.43	$10.05	$10.77	$9.43
Value at end of period	$16.31	$13.33	$14.83	$13.64	$13.76	$14.22	$12.69	$12.43	$10.05	$10.77
Number of accumulation units outstanding at end of period	258,741	314,990	364,973	487,243	569,195	662,560	768,231	863,255	969,147	1,095,177
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$100.36	$110.39	$106.60	$103.86	$102.48	$80.15	$79.76	$70.13	$65.05	$51.63
Value at end of period	$126.62	$100.36	$110.39	$106.60	$103.86	$102.48	$80.15	$79.76	$70.13	$65.05
Number of accumulation units outstanding at end of period	70,975	88,374	103,822	148,101	192,708	230,992	287,952	312,800	360,742	424,192
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74	$8.83
Value at end of period	$22.63	$17.28	$19.29	$16.11	$15.09	$14.89	$13.41	$10.11	$9.14	$9.74
Number of accumulation units outstanding at end of period	0	764,862	920,239	1,306,840	1,669,097	1,818,040	1,717,969	1,821,960	1,898,291	2,217,712
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01	$8.11
Value at end of period	$18.58	$15.70	$19.39	$17.75	$14.58	$15.26	$14.85	$10.78	$9.59	$10.01
Number of accumulation units outstanding at end of period	238,311	292,380	328,731	496,344	595,926	683,347	795,635	903,195	991,485	1,117,333
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20	$10.76
Value at end of period	$25.94	$21.04	$24.40	$21.06	$18.16	$19.62	$18.26	$13.74	$11.76	$12.20
Number of accumulation units outstanding at end of period	0	381,759	419,465	651,619	731,638	1,016,602	948,040	815,825	847,673	839,486
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21	$11.07
Value at end of period	$21.45	$18.19	$20.46	$18.78	$16.59	$17.25	$16.12	$13.14	$11.86	$12.21
Number of accumulation units outstanding at end of period	1,304,913	1,607,071	1,948,535	2,505,450	3,212,172	3,720,437	878,412	726,990	795,736	858,504
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$47.79	$56.17	$50.09	$42.43	$44.40	$40.95	$31.07	$27.55	$28.60	$25.82
Value at end of period	$58.68	$47.79	$56.17	$50.09	$42.43	$44.40	$40.95	$31.07	$27.55	$28.60
Number of accumulation units outstanding at end of period	542,573	667,898	814,737	1,150,908	1,220,170	1,511,929	1,785,140	1,801,828	1,976,047	2,293,500
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28	$11.65
Value at end of period	$26.73	$20.65	$24.22	$18.07	$18.36	$17.96	$17.87	$14.31	$11.98	$13.28
Number of accumulation units outstanding at end of period	339,932	412,640	594,957	466,980	742,470	589,862	629,222	598,783	663,516	662,061
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$22.25	$27.15	$19.28	$17.34	$20.92	$21.05	$22.69	$19.35	$24.04	$20.30
Value at end of period	$28.85	$22.25	$27.15	$19.28	$17.34	$20.92	$21.05	$22.69	$19.35	$24.04
Number of accumulation units outstanding at end of period	874,334	1,100,266	1,191,491	1,487,212	1,737,218	2,005,917	2,471,939	2,427,330	2,514,898	2,700,954
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$29.60	$33.61	$29.54	$24.67	$26.02	$24.39	$17.83	$15.26	$15.71	$12.59
Value at end of period	$36.83	$29.60	$33.61	$29.54	$24.67	$26.02	$24.39	$17.83	$15.26	$15.71
Number of accumulation units outstanding at end of period	0	527,289	500,845	733,933	770,594	840,260	1,006,482	834,365	1,344,449	1,345,723
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$93.90	$94.89	$83.74	$78.72	$75.99	$68.82	$57.20	$50.75	$50.10	$44.63
Value at end of period	$114.96	$93.90	$94.89	$83.74	$78.72	$75.99	$68.82	$57.20	$50.75	$50.10
Number of accumulation units outstanding at end of period	1,174,450	1,417,294	1,635,820	2,217,269	2,555,692	2,896,799	3,145,485	3,241,919	3,524,504	3,920,389
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$49.90	$55.90	$48.85	$41.77	$45.57	$43.08	$33.73	$29.23	$29.95	$26.47
Value at end of period	$62.11	$49.90	$55.90	$48.85	$41.77	$45.57	$43.08	$33.73	$29.23	$29.95
Number of accumulation units outstanding at end of period	0	452,323	583,647	785,962	895,305	1,070,633	1,200,426	1,347,904	1,582,040	1,584,809
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29	$8.10
Value at end of period	$27.33	$21.28	$21.91	$16.70	$16.75	$15.39	$14.42	$10.54	$9.03	$9.29
Number of accumulation units outstanding at end of period	0	1,033,336	1,018,907	1,076,185	1,797,254	1,420,621	1,930,895	1,198,570	872,881	812,616
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56	$12.11
Value at end of period	$19.62	$15.62	$18.47	$14.67	$14.62	$15.00	$15.40	$13.68	$11.70	$13.56
Number of accumulation units outstanding at end of period	380,087	422,732	485,629	545,859	595,577	667,601	614,747	648,987	735,904	806,375
Separate Account Annual Charges of 1.65%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$14.04	$14.08	$14.26	$14.48	$14.72	$14.97	$15.22	$15.47	$15.73	$15.99
Value at end of period	$14.05	$14.04	$14.08	$14.26	$14.48	$14.72	$14.97	$15.22	$15.47	$15.73
Number of accumulation units outstanding at end of period	2,654,265	3,223,046	3,331,518	4,408,410	4,356,819	4,324,128	5,460,036	6,963,293	8,416,484	9,115,635
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54	$9.99
Value at end of period	$21.64	$17.15	$18.33	$15.56	$14.48	$15.00	$13.84	$10.81	$9.54
Number of accumulation units outstanding at end of period	5,931,367	6,853,728	7,956,239	10,024,014	11,525,508	12,988,990	15,162,759	17,745,331	20,163,139
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71	$7.78
Value at end of period	$19.65	$15.54	$16.58	$14.04	$13.04	$13.48	$12.41	$9.68	$8.52	$8.71
Number of accumulation units outstanding at end of period	2,669,801	3,163,259	3,588,295	4,626,984	5,501,552	6,392,027	7,587,930	8,993,542	10,564,876	4,802,895
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11	$13.45
Value at end of period	$22.02	$19.43	$20.41	$19.54	$17.34	$17.99	$18.08	$17.41	$15.52	$15.11
Number of accumulation units outstanding at end of period	1,506,692	1,752,630	1,977,803	2,430,502	2,757,810	3,308,152	4,010,423	4,681,973	4,033,510	3,779,255
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23	$9.58
Value at end of period	$12.10	$10.57	$12.67	$10.56	$10.56	$11.14	$12.16	$10.31	$8.84	$10.23
Number of accumulation units outstanding at end of period	4,681,084	5,229,646	5,686,731	7,040,655	8,129,661	8,924,695	10,256,655	10,710,659	4,301,972	4,791,752
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03	$7.59
Value at end of period	$10.53	$8.84	$10.44	$8.52	$8.62	$8.86	$9.60	$8.06	$6.92	$8.03
Number of accumulation units outstanding at end of period	408,595	453,543	526,140	646,965	815,187	960,030	1,158,242	1,131,136	1,101,227	1,270,771
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69	$12.18
Value at end of period	$38.96	$29.91	$30.95	$24.32	$23.84	$22.85	$20.49	$15.95	$13.77	$13.69
Number of accumulation units outstanding at end of period	5,176,826	6,180,187	7,213,298	9,127,775	10,709,800	12,615,654	8,713,943	2,112,401	2,724,627	1,903,369
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03	$10.05
Value at end of period	$20.26	$16.51	$18.25	$16.38	$14.67	$15.64	$14.49	$11.28	$10.03
Number of accumulation units outstanding at end of period	4,598,145	5,445,740	6,181,033	8,044,811	9,420,147	8,624,788	4,779,055	970,127	793,834
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44	$8.95
Value at end of period	$25.38	$20.00	$22.03	$17.95	$17.06	$17.30	$16.20	$12.51	$11.17	$11.44
Number of accumulation units outstanding at end of period	3,630,026	4,349,772	4,887,186	2,854,654	3,303,457	3,666,459	4,558,002	3,188,003	3,775,208	3,637,309
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28	$9.37
Value at end of period	$17.03	$14.25	$15.66	$13.65	$12.93	$13.42	$12.95	$11.10	$9.99	$10.28
Number of accumulation units outstanding at end of period	29,081,832	33,432,839	36,914,117	45,068,732	51,674,638	58,763,209	67,383,458	75,580,264	83,035,422	90,407,563
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51	$9.63
Value at end of period	$16.74	$14.18	$15.39	$13.66	$13.00	$13.43	$12.92	$11.35	$10.34	$10.51
Number of accumulation units outstanding at end of period	20,460,475	23,192,413	26,327,594	31,315,325	36,256,505	40,836,335	47,327,321	52,631,044	58,979,396	65,664,893
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62	$9.86
Value at end of period	$15.43	$13.39	$14.35	$13.05	$12.54	$12.95	$12.51	$11.56	$10.67	$10.62
Number of accumulation units outstanding at end of period	10,359,466	11,679,730	13,147,372	15,645,279	17,842,991	20,747,229	24,455,103	27,424,675	30,468,674	33,887,801
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01	$12.67
Value at end of period	$42.54	$31.93	$32.86	$25.52	$24.41	$23.11	$20.84	$16.09	$14.32	$14.01
Number of accumulation units outstanding at end of period	2,053,344	927,598	1,035,521	1,220,153	1,229,815	1,309,124	1,105,509	1,146,026	1,098,591	980,480
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96	$8.13
Value at end of period	$23.43	$18.19	$19.21	$15.97	$14.66	$14.65	$13.23	$10.20	$9.00	$8.96
Number of accumulation units outstanding at end of period	2,731,941	3,020,692	3,278,006	3,967,654	3,998,826	3,945,574	4,127,877	4,092,024	3,266,093	3,433,711
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65	$12.49
Value at end of period	$29.71	$24.05	$26.25	$23.58	$20.79	$21.97	$19.90	$15.39	$13.50	$13.65
Number of accumulation units outstanding at end of period	4,230,975	1,339,541	1,496,740	1,845,698	1,831,380	1,155,632	1,015,292	960,722	294,987	200,934
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06	$12.97
Value at end of period	$39.27	$29.68	$31.89	$26.07	$24.82	$25.43	$23.28	$17.54	$15.44	$16.06
Number of accumulation units outstanding at end of period	2,249,967	1,050,930	1,141,832	1,395,061	1,492,983	1,364,526	1,683,607	1,795,491	1,836,737	2,324,538
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29	$7.16
Value at end of period	$18.83	$15.27	$18.50	$15.88	$14.28	$14.69	$14.17	$10.39	$9.19	$9.29
Number of accumulation units outstanding at end of period	115,277	133,911	150,537	194,329	245,153	290,624	382,698	433,443	488,828	559,739
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89	$8.93
Value at end of period	$21.94	$17.72	$21.47	$19.66	$16.10	$16.54	$15.83	$11.71	$10.42	$10.89
Number of accumulation units outstanding at end of period	608,112	713,314	792,549	940,432	1,028,554	1,032,761	1,143,336	1,363,663	1,585,371	1,764,765
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01	$10.57
Value at end of period	$12.14	$11.44	$11.70	$11.55	$11.51	$11.70	$11.28	$11.80	$11.58	$11.01
Number of accumulation units outstanding at end of period	3,043,033	3,142,587	3,465,478	4,364,838	4,627,480	4,741,423	2,861,575	3,548,152	4,062,233	3,769,609
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42	$9.98
Value at end of period	$33.03	$24.25	$25.13	$19.93	$19.24	$20.60	$20.07	$14.70	$12.49	$12.42
Number of accumulation units outstanding at end of period	0	1,995,838	2,208,166	2,657,090	3,237,652	3,825,139	4,589,290	4,474,943	5,449,850	5,244,173
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.16	$14.66	$13.49	$13.63	$14.10	$12.59	$12.34	$9.99	$10.72	$9.40
Value at end of period	$16.09	$13.16	$14.66	$13.49	$13.63	$14.10	$12.59	$12.34	$9.99	$10.72
Number of accumulation units outstanding at end of period	794,240	902,176	1,005,926	1,210,925	1,384,131	1,606,054	1,982,123	2,247,770	2,541,000	2,903,282
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$97.21	$107.04	$103.47	$100.92	$99.67	$78.03	$77.74	$68.41	$63.52	$50.47
Value at end of period	$122.53	$97.21	$107.04	$103.47	$100.92	$99.67	$78.03	$77.74	$68.41	$63.52
Number of accumulation units outstanding at end of period	83,200	102,534	117,261	163,262	196,857	234,347	312,233	363,597	431,868	510,504
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69	$8.80
Value at end of period	$22.31	$17.05	$19.05	$15.93	$14.94	$14.75	$13.30	$10.03	$9.09	$9.69
Number of accumulation units outstanding at end of period	0	3,032,039	3,374,615	4,020,101	4,368,279	4,851,044	5,466,389	6,256,588	6,969,874	7,592,795
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96	$8.08
Value at end of period	$18.32	$15.50	$19.16	$17.56	$14.43	$15.12	$14.74	$10.70	$9.53	$9.96
Number of accumulation units outstanding at end of period	844,998	988,908	1,060,060	1,382,024	1,617,077	1,908,915	2,247,001	2,704,592	3,006,946	3,549,908
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09	$10.68
Value at end of period	$25.48	$20.69	$24.01	$20.75	$17.91	$19.36	$18.04	$13.59	$11.64	$12.09
Number of accumulation units outstanding at end of period	0	1,375,706	1,503,515	1,854,669	2,164,594	2,590,504	2,766,559	2,471,470	2,465,574	2,618,723
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14	$11.01
Value at end of period	$21.14	$17.94	$20.19	$18.56	$16.41	$17.08	$15.98	$13.03	$11.78	$12.14
Number of accumulation units outstanding at end of period	2,772,394	3,192,581	3,594,313	4,440,911	5,278,999	6,189,568	3,052,219	2,556,370	2,714,886	3,483,701
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.51	$54.73	$48.86	$41.42	$43.39	$40.06	$30.42	$27.00	$28.06	$25.36
Value at end of period	$57.06	$46.51	$54.73	$48.86	$41.42	$43.39	$40.06	$30.42	$27.00	$28.06
Number of accumulation units outstanding at end of period	486,243	575,186	655,552	822,448	859,168	957,524	1,108,099	1,194,456	1,424,895	1,501,512
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46	$11.82
Value at end of period	$26.83	$20.76	$24.37	$18.20	$18.51	$18.13	$18.05	$14.47	$12.13	$13.46
Number of accumulation units outstanding at end of period	757,053	898,803	1,043,252	1,058,505	1,429,868	1,348,724	1,470,768	1,335,860	1,458,990	1,480,914
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.78	$26.61	$18.92	$17.03	$20.56	$20.72	$22.35	$19.08	$23.73	$20.06
Value at end of period	$28.22	$21.78	$26.61	$18.92	$17.03	$20.56	$20.72	$22.35	$19.08	$23.73
Number of accumulation units outstanding at end of period	1,842,922	2,138,583	2,529,672	2,879,578	3,320,194	3,771,303	4,269,089	4,363,507	4,231,276	4,464,015
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$33.08	$29.10	$24.33	$25.69	$24.10	$17.64	$15.11	$15.57	$12.49
Value at end of period	$36.18	$29.10	$33.08	$29.10	$24.33	$25.69	$24.10	$17.64	$15.11	$15.57
Number of accumulation units outstanding at end of period	0	1,288,200	1,329,479	1,715,841	1,897,061	1,913,343	2,309,888	2,087,884	2,752,075	3,141,380
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$90.95	$92.01	$81.28	$76.49	$73.91	$67.00	$55.75	$49.51	$48.93	$43.63
Value at end of period	$111.24	$90.95	$92.01	$81.28	$76.49	$73.91	$67.00	$55.75	$49.51	$48.93
Number of accumulation units outstanding at end of period	4,628,212	5,223,970	5,725,076	6,660,342	6,954,634	7,161,057	7,821,719	7,967,085	8,380,631	9,126,872
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$48.33	$54.20	$47.41	$40.59	$44.32	$41.94	$32.87	$28.51	$29.25	$25.87
Value at end of period	$60.10	$48.33	$54.20	$47.41	$40.59	$44.32	$41.94	$32.87	$28.51	$29.25
Number of accumulation units outstanding at end of period	0	1,124,079	1,288,491	1,628,900	1,742,268	1,965,145	2,321,325	2,606,467	2,896,143	2,715,477
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26	$8.08
Value at end of period	$26.98	$21.03	$21.67	$16.53	$16.60	$15.27	$14.32	$10.48	$8.99	$9.26
Number of accumulation units outstanding at end of period	0	2,257,836	2,485,518	2,939,189	3,588,951	3,194,665	3,466,162	2,969,446	2,227,872	2,043,344
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48	$12.05
Value at end of period	$19.33	$15.40	$18.23	$14.50	$14.47	$14.85	$15.27	$13.58	$11.63	$13.48
Number of accumulation units outstanding at end of period	1,658,820	1,888,522	2,057,790	2,165,491	2,248,787	2,316,150	1,680,056	1,902,325	1,874,984	2,050,959

Separate Account Annual Charges of 1.70%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.87	$13.92	$14.10	$14.33	$14.58	$14.83	$15.08	$15.34	$15.60	$15.87
Value at end of period	$13.87	$13.87	$13.92	$14.10	$14.33	$14.58	$14.83	$15.08	$15.34	$15.60
Number of accumulation units outstanding at end of period	1,569,610	1,702,253	2,086,787	2,418,733	2,785,860	3,070,489	3,537,950	3,879,800	4,162,838	4,773,219
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54	$9.99
Value at end of period	$21.54	$17.08	$18.27	$15.51	$14.45	$14.97	$13.82	$10.80	$9.54
Number of accumulation units outstanding at end of period	1,514,267	1,702,047	1,992,908	2,348,510	2,697,630	3,000,045	2,918,196	3,318,380	3,747,317
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70	$7.77
Value at end of period	$19.52	$15.45	$16.49	$13.97	$12.99	$13.43	$12.37	$9.66	$8.51	$8.70
Number of accumulation units outstanding at end of period	983,985	1,160,668	1,384,405	1,741,114	2,088,469	2,470,261	2,946,050	3,669,787	4,487,171	2,991,951
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06	$13.41
Value at end of period	$21.85	$19.29	$20.27	$19.42	$17.24	$17.89	$18.00	$17.33	$15.46	$15.06
Number of accumulation units outstanding at end of period	618,110	725,896	868,482	1,099,189	1,239,542	1,452,791	1,740,081	2,026,776	2,219,344	2,466,409
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21	$9.56
Value at end of period	$12.02	$10.50	$12.60	$10.50	$10.51	$11.09	$12.11	$10.27	$8.81	$10.21
Number of accumulation units outstanding at end of period	960,321	1,125,730	1,225,924	1,433,858	1,670,032	1,842,423	2,087,403	2,331,073	633,451	756,156
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02	$7.58
Value at end of period	$10.46	$8.80	$10.39	$8.49	$8.59	$8.83	$9.57	$8.04	$6.90	$8.02
Number of accumulation units outstanding at end of period	56,492	73,825	92,972	113,924	137,858	177,008	264,951	179,506	188,041	257,004
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64	$12.15
Value at end of period	$38.65	$29.69	$30.74	$24.16	$23.70	$22.72	$20.39	$15.88	$13.71	$13.64
Number of accumulation units outstanding at end of period	1,703,710	2,054,575	2,505,551	3,023,818	3,520,520	4,127,734	1,166,303	534,159	645,863	354,546
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02	$10.05
Value at end of period	$20.17	$16.44	$18.18	$16.33	$14.63	$15.61	$14.47	$11.27	$10.02
Number of accumulation units outstanding at end of period	1,586,983	1,877,257	2,162,782	2,622,228	3,086,588	3,367,135	2,720,142	347,097	454,492
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39	$8.91
Value at end of period	$25.14	$19.82	$21.84	$17.81	$16.93	$17.18	$16.10	$12.44	$11.11	$11.39
Number of accumulation units outstanding at end of period	2,206,028	2,733,258	3,166,196	1,694,248	1,973,473	2,268,580	2,594,824	2,597,026	2,991,666	3,452,664
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28	$9.37
Value at end of period	$16.95	$14.18	$15.59	$13.60	$12.89	$13.38	$12.93	$11.08	$9.98	$10.28
Number of accumulation units outstanding at end of period	3,241,111	3,723,109	4,256,721	5,281,337	6,448,000	7,149,564	7,926,110	8,659,484	9,339,028	10,270,361
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50	$9.63
Value at end of period	$16.65	$14.11	$15.32	$13.61	$12.96	$13.40	$12.90	$11.34	$10.33	$10.50
Number of accumulation units outstanding at end of period	3,056,309	3,473,655	4,023,963	5,280,057	6,100,133	6,663,231	7,601,553	8,463,731	8,955,848	9,590,943
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61	$9.85
Value at end of period	$15.35	$13.33	$14.29	$13.00	$12.50	$12.92	$12.49	$11.54	$10.65	$10.61
Number of accumulation units outstanding at end of period	2,292,010	2,612,551	2,924,561	3,442,059	3,761,180	4,226,347	4,614,161	4,984,037	5,331,195	5,863,080
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00	$12.66
Value at end of period	$42.31	$31.77	$32.72	$25.42	$24.32	$23.05	$20.79	$16.06	$14.30	$14.00
Number of accumulation units outstanding at end of period	503,337	302,288	336,255	384,344	428,850	454,001	403,035	427,808	457,843	503,489
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95	$8.13
Value at end of period	$23.29	$18.09	$19.11	$15.90	$14.61	$14.60	$13.19	$10.18	$8.98	$8.95
Number of accumulation units outstanding at end of period	1,663,512	1,964,457	2,283,176	2,628,314	2,989,387	3,521,651	3,884,650	4,487,089	4,937,104	5,831,461
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64	$12.48
Value at end of period	$29.55	$23.93	$26.14	$23.49	$20.72	$21.90	$19.86	$15.37	$13.48	$13.64
Number of accumulation units outstanding at end of period	1,211,358	257,476	255,687	309,832	339,692	149,744	97,375	113,610	111,472	92,052
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04	$12.97
Value at end of period	$39.06	$29.53	$31.75	$25.97	$24.73	$25.36	$23.22	$17.51	$15.42	$16.04
Number of accumulation units outstanding at end of period	827,957	746,230	898,300	1,092,859	1,232,145	1,412,195	1,601,547	1,831,013	2,105,460	2,482,145
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25	$7.12
Value at end of period	$18.65	$15.13	$18.35	$15.76	$14.17	$14.58	$14.08	$10.33	$9.14	$9.25
Number of accumulation units outstanding at end of period	39,947	46,934	49,426	92,524	115,269	134,867	148,924	201,202	262,328	314,195
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88	$8.92
Value at end of period	$21.81	$17.63	$21.36	$19.58	$16.04	$16.48	$15.78	$11.69	$10.41	$10.88
Number of accumulation units outstanding at end of period	77,718	95,269	118,419	148,993	154,647	147,447	188,495	182,286	214,608	248,836
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99	$10.56
Value at end of period	$12.07	$11.37	$11.64	$11.50	$11.46	$11.66	$11.25	$11.77	$11.56	$10.99
Number of accumulation units outstanding at end of period	494,742	452,484	484,218	569,669	662,842	599,396	643,117	891,327	1,257,147	709,327
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38	$9.96
Value at end of period	$32.79	$24.08	$24.97	$19.81	$19.13	$20.49	$19.98	$14.64	$12.44	$12.38
Number of accumulation units outstanding at end of period	0	307,978	354,563	404,457	467,783	511,251	697,244	659,565	698,960	841,956
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$13.07	$14.57	$13.42	$13.56	$14.03	$12.54	$12.30	$9.96	$10.70	$9.38
Value at end of period	$15.98	$13.07	$14.57	$13.42	$13.56	$14.03	$12.54	$12.30	$9.96	$10.70
Number of accumulation units outstanding at end of period	103,141	121,656	131,799	147,864	172,829	188,797	218,489	241,042	280,998	334,955
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$95.74	$105.48	$102.01	$99.55	$98.37	$77.05	$76.80	$67.62	$62.82	$49.93
Value at end of period	$120.62	$95.74	$105.48	$102.01	$99.55	$98.37	$77.05	$76.80	$67.62	$62.82
Number of accumulation units outstanding at end of period	61,926	70,146	81,195	102,209	119,977	135,602	166,168	196,694	231,154	268,696
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67	$8.78
Value at end of period	$22.15	$16.94	$18.93	$15.84	$14.86	$14.68	$13.24	$10.00	$9.06	$9.67
Number of accumulation units outstanding at end of period	0	320,163	371,064	447,480	474,543	536,280	653,521	743,898	819,616	920,705
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94	$8.07
Value at end of period	$18.19	$15.40	$19.05	$17.47	$14.36	$15.06	$14.68	$10.67	$9.50	$9.94
Number of accumulation units outstanding at end of period	107,251	122,867	141,386	175,809	197,063	227,848	261,832	302,015	433,174	511,763
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04	$10.64
Value at end of period	$25.26	$20.51	$23.82	$20.59	$17.78	$19.24	$17.93	$13.51	$11.59	$12.04
Number of accumulation units outstanding at end of period	0	167,293	184,120	261,015	305,662	363,275	396,943	246,110	328,673	321,611
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10	$10.99
Value at end of period	$20.98	$17.81	$20.06	$18.45	$16.32	$17.00	$15.91	$12.98	$11.74	$12.10
Number of accumulation units outstanding at end of period	1,654,246	2,031,064	2,518,766	3,084,434	3,689,134	4,285,297	607,344	552,540	590,476	673,114
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.92	$54.06	$48.28	$40.96	$42.92	$39.65	$30.13	$26.76	$27.82	$25.16
Value at end of period	$56.30	$45.92	$54.06	$48.28	$40.96	$42.92	$39.65	$30.13	$26.76	$27.82
Number of accumulation units outstanding at end of period	659,088	802,382	941,094	1,133,305	1,324,940	1,504,261	1,725,469	1,976,680	2,249,648	2,554,507
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17	$11.57
Value at end of period	$26.13	$20.23	$23.76	$17.75	$18.07	$17.70	$17.64	$14.14	$11.86	$13.17
Number of accumulation units outstanding at end of period	102,112	118,152	139,664	138,229	179,077	140,126	162,708	159,407	152,743	151,268
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.55	$26.34	$18.74	$16.88	$20.39	$20.55	$22.18	$18.94	$23.58	$19.94
Value at end of period	$27.90	$21.55	$26.34	$18.74	$16.88	$20.39	$20.55	$22.18	$18.94	$23.58
Number of accumulation units outstanding at end of period	365,515	424,832	499,439	549,402	618,221	705,926	823,318	841,692	965,704	1,011,850
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.86	$32.81	$28.89	$24.17	$25.52	$23.96	$17.54	$15.04	$15.50	$12.45
Value at end of period	$35.86	$28.86	$32.81	$28.89	$24.17	$25.52	$23.96	$17.54	$15.04	$15.50
Number of accumulation units outstanding at end of period	0	228,782	240,705	289,463	347,648	384,966	520,866	432,742	437,975	561,305
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$89.58	$90.67	$80.14	$75.45	$72.94	$66.16	$55.07	$48.94	$48.39	$43.17
Value at end of period	$109.51	$89.58	$90.67	$80.14	$75.45	$72.94	$66.16	$55.07	$48.94	$48.39
Number of accumulation units outstanding at end of period	868,548	1,057,953	1,222,086	1,453,198	1,610,547	1,809,212	2,078,595	2,312,238	2,665,152	3,062,578
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$47.61	$53.41	$46.74	$40.03	$43.74	$41.41	$32.47	$28.18	$28.93	$25.60
Value at end of period	$59.16	$47.61	$53.41	$46.74	$40.03	$43.74	$41.41	$32.47	$28.18	$28.93
Number of accumulation units outstanding at end of period	0	496,105	572,856	694,967	792,598	930,979	1,200,586	1,380,414	1,647,604	1,806,131
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24	$8.06
Value at end of period	$26.81	$20.90	$21.55	$16.45	$16.53	$15.21	$14.27	$10.45	$8.97	$9.24
Number of accumulation units outstanding at end of period	0	403,904	458,615	511,495	668,753	504,753	611,341	553,700	474,261	521,491
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44	$12.02
Value at end of period	$19.19	$15.29	$18.12	$14.41	$14.39	$14.78	$15.20	$13.52	$11.59	$13.44
Number of accumulation units outstanding at end of period	238,268	285,038	302,115	335,893	382,332	390,868	343,796	371,527	412,626	456,831
Separate Account Annual Charges of 1.75%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.62	$13.67	$13.86	$14.09	$14.34	$14.59	$14.85	$15.12	$15.38	$15.65
Value at end of period	$13.61	$13.62	$13.67	$13.86	$14.09	$14.34	$14.59	$14.85	$15.12	$15.38
Number of accumulation units outstanding at end of period	237,415	282,484	351,446	341,436	402,034	418,480	419,666	511,459	598,840	840,172
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54	$9.99
Value at end of period	$21.44	$17.01	$18.20	$15.47	$14.41	$14.94	$13.80	$10.79	$9.54
Number of accumulation units outstanding at end of period	139,634	182,024	214,980	254,639	312,581	350,643	437,375	558,357	684,332
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68	$7.77
Value at end of period	$19.40	$15.36	$16.41	$13.91	$12.93	$13.38	$12.33	$9.63	$8.49	$8.68
Number of accumulation units outstanding at end of period	787,250	925,503	1,028,896	1,264,489	1,467,003	1,680,455	1,935,272	2,286,125	2,742,774	2,224,320
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01	$13.37
Value at end of period	$21.67	$19.15	$20.13	$19.29	$17.13	$17.80	$17.91	$17.26	$15.40	$15.01
Number of accumulation units outstanding at end of period	182,241	208,754	235,271	293,879	340,213	426,367	479,775	620,937	726,481	863,810
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18	$9.55
Value at end of period	$11.94	$10.44	$12.52	$10.45	$10.46	$11.04	$12.07	$10.24	$8.79	$10.18
Number of accumulation units outstanding at end of period	163,553	202,714	225,687	301,028	352,061	375,482	439,447	544,244	107,339	138,277
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01	$7.57
Value at end of period	$10.40	$8.75	$10.34	$8.45	$8.55	$8.80	$9.55	$8.02	$6.89	$8.01
Number of accumulation units outstanding at end of period	8,934	9,924	10,626	23,604	27,571	31,359	63,876	41,892	34,798	42,289
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60	$12.11
Value at end of period	$38.34	$29.47	$30.53	$24.01	$23.56	$22.60	$20.29	$15.81	$13.66	$13.60
Number of accumulation units outstanding at end of period	359,592	424,098	472,783	576,312	680,719	767,747	179,083	78,894	103,158	58,940
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02	$10.05
Value at end of period	$20.07	$16.37	$18.12	$16.28	$14.59	$15.58	$14.45	$11.26	$10.02
Number of accumulation units outstanding at end of period	384,582	471,669	534,395	658,099	744,320	756,686	693,569	152,572	176,268
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33	$8.87
Value at end of period	$24.91	$19.64	$21.66	$17.67	$16.81	$17.06	$16.00	$12.36	$11.05	$11.33
Number of accumulation units outstanding at end of period	608,031	701,221	790,659	383,269	441,194	502,651	623,604	648,471	781,461	913,587
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27	$9.37
Value at end of period	$16.86	$14.12	$15.53	$13.55	$12.85	$13.35	$12.90	$11.06	$9.97	$10.27
Number of accumulation units outstanding at end of period	302,706	350,682	402,186	479,600	560,519	585,454	657,788	967,993	1,055,184	1,232,540
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50	$9.62
Value at end of period	$16.56	$14.05	$15.26	$13.56	$12.92	$13.36	$12.87	$11.32	$10.32	$10.50
Number of accumulation units outstanding at end of period	251,092	311,112	347,372	404,699	519,141	467,083	542,821	613,105	699,255	667,671
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60	$9.85
Value at end of period	$15.27	$13.27	$14.23	$12.95	$12.46	$12.88	$12.46	$11.52	$10.64	$10.60
Number of accumulation units outstanding at end of period	317,749	306,855	399,179	551,499	479,405	554,520	712,822	784,921	888,475	916,906
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99	$12.66
Value at end of period	$42.08	$31.61	$32.57	$25.32	$24.24	$22.98	$20.74	$16.03	$14.28	$13.99
Number of accumulation units outstanding at end of period	151,138	134,834	141,739	188,448	217,866	212,702	240,680	269,744	320,643	369,472
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94	$8.12
Value at end of period	$23.15	$17.99	$19.02	$15.83	$14.55	$14.55	$13.15	$10.16	$8.97	$8.94
Number of accumulation units outstanding at end of period	306,328	360,385	391,113	440,038	473,401	525,487	561,630	658,566	785,637	998,454
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63	$12.48
Value at end of period	$29.39	$23.81	$26.02	$23.39	$20.65	$21.84	$19.81	$15.34	$13.46	$13.63
Number of accumulation units outstanding at end of period	440,922	98,469	119,720	151,351	174,878	26,905	19,418	21,886	15,071	1,463
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03	$12.96
Value at end of period	$38.84	$29.39	$31.61	$25.87	$24.65	$25.29	$23.17	$17.48	$15.40	$16.03
Number of accumulation units outstanding at end of period	187,700	117,935	125,720	139,092	165,970	195,224	229,048	277,169	322,879	415,384
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20	$7.09
Value at end of period	$18.48	$15.00	$18.19	$15.63	$14.07	$14.48	$13.99	$10.27	$9.09	$9.20
Number of accumulation units outstanding at end of period	54,800	64,664	81,972	102,702	119,923	142,742	168,916	214,984	247,873	286,727
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86	$8.91
Value at end of period	$21.68	$17.53	$21.26	$19.49	$15.98	$16.43	$15.74	$11.66	$10.39	$10.86
Number of accumulation units outstanding at end of period	7,825	12,860	23,729	26,003	19,693	22,511	26,717	29,648	55,529	44,468
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98	$10.55
Value at end of period	$12.00	$11.31	$11.58	$11.45	$11.42	$11.62	$11.21	$11.74	$11.54	$10.98
Number of accumulation units outstanding at end of period	71,135	72,622	95,468	123,355	125,973	110,869	120,410	144,863	254,563	212,507
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35	$9.94
Value at end of period	$32.54	$23.91	$24.81	$19.69	$19.03	$20.39	$19.89	$14.58	$12.40	$12.35
Number of accumulation units outstanding at end of period	0	73,769	70,022	66,060	78,394	83,927	111,994	116,198	149,529	178,126
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.99	$14.49	$13.34	$13.50	$13.97	$12.49	$12.26	$9.93	$10.67	$9.36
Value at end of period	$15.87	$12.99	$14.49	$13.34	$13.50	$13.97	$12.49	$12.26	$9.93	$10.67
Number of accumulation units outstanding at end of period	5,804	10,928	18,932	21,543	28,653	25,639	29,088	35,292	45,901	53,304
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$94.30	$103.94	$100.57	$98.19	$97.08	$76.08	$75.87	$66.84	$62.12	$49.40
Value at end of period	$118.74	$94.30	$103.94	$100.57	$98.19	$97.08	$76.08	$75.87	$66.84	$62.12
Number of accumulation units outstanding at end of period	18,226	21,108	24,144	32,526	39,530	44,070	54,694	67,961	81,510	104,827
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64	$8.76
Value at end of period	$21.99	$16.82	$18.82	$15.75	$14.79	$14.62	$13.19	$9.96	$9.03	$9.64
Number of accumulation units outstanding at end of period	0	86,056	94,537	65,026	67,461	71,831	96,568	108,857	127,463	154,749
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91	$8.05
Value at end of period	$18.07	$15.30	$18.93	$17.37	$14.29	$14.99	$14.62	$10.63	$9.48	$9.91
Number of accumulation units outstanding at end of period	14,988	16,166	16,957	20,112	29,990	33,120	39,956	65,342	91,440	104,288
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99	$10.60
Value at end of period	$25.03	$20.34	$23.63	$20.44	$17.66	$19.12	$17.83	$13.44	$11.53	$11.99
Number of accumulation units outstanding at end of period	0	129,792	145,174	168,778	198,345	222,030	245,614	292,800	320,523	359,615
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07	$10.96
Value at end of period	$20.82	$17.69	$19.93	$18.34	$16.23	$16.91	$15.84	$12.93	$11.70	$12.07
Number of accumulation units outstanding at end of period	451,506	502,776	570,975	678,619	816,902	959,918	128,558	121,858	148,295	188,722
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.33	$53.40	$47.72	$40.50	$42.46	$39.25	$29.84	$26.51	$27.58	$24.95
Value at end of period	$55.56	$45.33	$53.40	$47.72	$40.50	$42.46	$39.25	$29.84	$26.51	$27.58
Number of accumulation units outstanding at end of period	83,341	94,165	103,325	127,285	148,496	176,718	197,760	231,946	281,912	337,800
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13	$11.54
Value at end of period	$25.94	$20.09	$23.61	$17.65	$17.97	$17.61	$17.56	$14.09	$11.82	$13.13
Number of accumulation units outstanding at end of period	41,963	49,654	48,366	38,061	49,741	36,665	42,183	44,382	43,199	48,642
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.32	$26.08	$18.56	$16.72	$20.21	$20.38	$22.01	$18.81	$23.42	$19.82
Value at end of period	$27.60	$21.32	$26.08	$18.56	$16.72	$20.21	$20.38	$22.01	$18.81	$23.42
Number of accumulation units outstanding at end of period	85,631	83,851	97,797	87,031	99,093	115,167	135,222	162,360	180,430	206,305
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.62	$32.55	$28.67	$24.00	$25.36	$23.82	$17.45	$14.96	$15.44	$12.40
Value at end of period	$35.54	$28.62	$32.55	$28.67	$24.00	$25.36	$23.82	$17.45	$14.96	$15.44
Number of accumulation units outstanding at end of period	0	66,164	64,625	66,650	109,053	81,741	128,407	133,682	170,175	191,942
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$88.23	$89.35	$79.01	$74.42	$71.99	$65.33	$54.41	$48.38	$47.85	$42.71
Value at end of period	$107.80	$88.23	$89.35	$79.01	$74.42	$71.99	$65.33	$54.41	$48.38	$47.85
Number of accumulation units outstanding at end of period	210,632	226,987	268,551	348,309	391,362	460,029	531,694	635,942	730,033	894,237
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.89	$52.63	$46.09	$39.49	$43.17	$40.89	$32.08	$27.86	$28.61	$25.33
Value at end of period	$58.24	$46.89	$52.63	$46.09	$39.49	$43.17	$40.89	$32.08	$27.86	$28.61
Number of accumulation units outstanding at end of period	0	139,262	161,195	207,306	232,104	266,749	322,215	392,755	469,128	539,055
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23	$8.05
Value at end of period	$26.64	$20.78	$21.44	$16.37	$16.46	$15.15	$14.23	$10.42	$8.94	$9.23
Number of accumulation units outstanding at end of period	0	71,326	67,701	78,974	102,501	54,997	72,871	61,096	95,002	109,783
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41	$11.99
Value at end of period	$19.05	$15.19	$18.00	$14.33	$14.31	$14.70	$15.13	$13.47	$11.55	$13.41
Number of accumulation units outstanding at end of period	63,713	92,296	97,147	119,589	128,789	108,814	112,068	139,920	155,542	171,109

Separate Account Annual Charges of 1.80%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.41	$13.47	$13.66	$13.90	$14.15	$14.41	$14.67	$14.94	$15.21	$15.49
Value at end of period	$13.40	$13.41	$13.47	$13.66	$13.90	$14.15	$14.41	$14.67	$14.94	$15.21
Number of accumulation units outstanding at end of period	1,567,020	1,827,729	2,014,602	2,500,099	3,366,176	3,388,569	4,442,237	4,613,915	5,753,834	6,397,630
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53	$9.99
Value at end of period	$21.35	$16.94	$18.14	$15.42	$14.37	$14.91	$13.78	$10.78	$9.53
Number of accumulation units outstanding at end of period	1,550,443	1,753,663	2,000,543	2,677,847	3,137,548	3,610,105	4,129,724	4,809,114	5,344,579
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67	$7.76
Value at end of period	$19.29	$15.28	$16.32	$13.84	$12.88	$13.33	$12.29	$9.60	$8.47	$8.67
Number of accumulation units outstanding at end of period	1,981,561	2,250,533	2,549,850	3,336,025	3,855,243	4,495,805	5,251,103	6,151,869	7,047,014	4,737,771
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96	$13.33
Value at end of period	$21.50	$19.00	$19.99	$19.17	$17.03	$17.70	$17.82	$17.18	$15.34	$14.96
Number of accumulation units outstanding at end of period	815,095	943,868	1,105,217	1,424,130	1,509,264	1,769,712	2,133,974	2,482,713	2,405,079	2,614,587
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16	$9.53
Value at end of period	$11.85	$10.37	$12.45	$10.39	$10.41	$10.99	$12.02	$10.20	$8.76	$10.16
Number of accumulation units outstanding at end of period	1,235,673	1,418,785	1,566,450	2,125,528	2,444,387	2,718,956	3,227,494	3,325,817	1,390,250	1,654,953
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00	$7.57
Value at end of period	$10.34	$8.70	$10.29	$8.41	$8.52	$8.77	$9.52	$8.00	$6.88	$8.00
Number of accumulation units outstanding at end of period	132,086	154,015	166,972	225,340	257,343	294,580	408,827	314,283	297,723	391,365
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55	$12.08
Value at end of period	$38.04	$29.25	$30.32	$23.85	$23.42	$22.48	$20.19	$15.74	$13.61	$13.55
Number of accumulation units outstanding at end of period	1,965,021	2,296,959	2,647,782	3,529,876	4,152,669	4,944,671	2,408,923	850,563	947,950	591,995
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01	$10.04
Value at end of period	$19.98	$16.31	$18.05	$16.23	$14.56	$15.55	$14.43	$11.24	$10.01
Number of accumulation units outstanding at end of period	1,943,826	2,204,775	2,501,649	3,306,798	3,951,601	4,130,932	2,443,672	461,779	592,607
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28	$8.84
Value at end of period	$24.67	$19.47	$21.48	$17.53	$16.68	$16.94	$15.89	$12.29	$10.99	$11.28
Number of accumulation units outstanding at end of period	2,310,169	2,686,612	3,115,560	1,549,085	1,770,005	2,038,945	2,421,220	2,023,437	2,377,780	2,888,373
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26	$9.36
Value at end of period	$16.77	$14.05	$15.47	$13.50	$12.81	$13.31	$12.87	$11.05	$9.96	$10.26
Number of accumulation units outstanding at end of period	7,468,317	8,458,412	9,651,893	12,146,722	15,144,257	18,140,729	20,706,858	22,129,608	23,660,153	25,710,826
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49	$9.62
Value at end of period	$16.48	$13.98	$15.20	$13.51	$12.88	$13.33	$12.84	$11.30	$10.31	$10.49
Number of accumulation units outstanding at end of period	4,339,539	4,856,097	5,389,180	6,776,859	7,820,578	9,174,565	10,006,371	10,781,592	12,280,940	13,847,272
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60	$9.85
Value at end of period	$15.19	$13.21	$14.17	$12.90	$12.42	$12.85	$12.43	$11.50	$10.63	$10.60
Number of accumulation units outstanding at end of period	2,390,204	2,848,182	3,292,490	4,098,739	4,861,508	5,811,071	6,445,119	7,032,497	7,634,659	8,948,023
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97	$12.65
Value at end of period	$41.85	$31.46	$32.43	$25.22	$24.16	$22.91	$20.69	$16.00	$14.26	$13.97
Number of accumulation units outstanding at end of period	830,410	479,558	398,630	534,708	589,681	591,763	538,346	603,059	623,596	621,152
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92	$8.11
Value at end of period	$23.02	$17.90	$18.92	$15.76	$14.49	$14.50	$13.11	$10.13	$8.95	$8.92
Number of accumulation units outstanding at end of period	1,317,273	1,479,432	1,615,840	2,000,629	2,194,759	2,167,937	2,247,135	2,391,217	2,342,300	2,936,570
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61	$12.47
Value at end of period	$29.23	$23.69	$25.91	$23.30	$20.58	$21.78	$19.76	$15.31	$13.44	$13.61
Number of accumulation units outstanding at end of period	1,682,520	505,969	594,191	688,907	712,260	272,080	241,004	221,468	221,530	224,171
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01	$12.96
Value at end of period	$38.63	$29.24	$31.47	$25.77	$24.57	$25.21	$23.11	$17.45	$15.38	$16.01
Number of accumulation units outstanding at end of period	870,116	420,952	485,650	591,914	749,470	748,568	809,291	890,508	992,399	1,252,894
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16	$7.06
Value at end of period	$18.30	$14.87	$18.04	$15.51	$13.96	$14.38	$13.90	$10.21	$9.04	$9.16
Number of accumulation units outstanding at end of period	110,988	129,774	147,812	219,284	256,095	298,977	385,461	474,519	523,504	580,520
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85	$8.91
Value at end of period	$21.55	$17.44	$21.15	$19.40	$15.91	$16.37	$15.69	$11.63	$10.37	$10.85
Number of accumulation units outstanding at end of period	185,504	210,974	256,170	373,210	413,243	333,845	368,513	364,235	469,399	494,420
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96	$10.54
Value at end of period	$11.93	$11.25	$11.53	$11.40	$11.37	$11.58	$11.18	$11.71	$11.51	$10.96
Number of accumulation units outstanding at end of period	1,061,128	954,710	1,152,826	1,312,245	1,558,869	1,340,517	1,105,563	1,269,277	1,537,962	1,315,740
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31	$9.91
Value at end of period	$32.30	$23.74	$24.65	$19.58	$18.93	$20.29	$19.81	$14.52	$12.36	$12.31
Number of accumulation units outstanding at end of period	0	675,309	712,012	935,381	1,176,252	1,381,374	1,630,441	1,509,289	1,736,449	1,752,103
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.90	$14.40	$13.27	$13.43	$13.91	$12.44	$12.22	$9.90	$10.65	$9.35
Value at end of period	$15.76	$12.90	$14.40	$13.27	$13.43	$13.91	$12.44	$12.22	$9.90	$10.65
Number of accumulation units outstanding at end of period	184,170	216,339	250,815	314,103	357,531	397,425	472,843	527,120	606,050	692,761
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$92.88	$102.42	$99.16	$96.86	$95.81	$75.12	$74.95	$66.07	$61.44	$48.88
Value at end of period	$116.89	$92.88	$102.42	$99.16	$96.86	$95.81	$75.12	$74.95	$66.07	$61.44
Number of accumulation units outstanding at end of period	88,025	102,169	113,945	157,669	182,511	211,136	264,528	297,080	348,401	404,020
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62	$8.74
Value at end of period	$21.84	$16.71	$18.70	$15.66	$14.71	$14.55	$13.13	$9.92	$9.00	$9.62
Number of accumulation units outstanding at end of period	0	603,383	663,664	855,163	979,706	1,045,520	1,159,882	1,246,234	1,402,454	1,614,112
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89	$8.04
Value at end of period	$17.94	$15.20	$18.82	$17.28	$14.22	$14.92	$14.56	$10.60	$9.45	$9.89
Number of accumulation units outstanding at end of period	205,499	241,913	281,191	384,190	485,174	589,064	685,687	786,358	975,691	1,137,911
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93	$10.55
Value at end of period	$24.81	$20.17	$23.45	$20.29	$17.54	$18.99	$17.72	$13.37	$11.47	$11.93
Number of accumulation units outstanding at end of period	0	298,665	301,384	384,096	468,120	566,398	643,623	586,623	596,557	755,522
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03	$10.94
Value at end of period	$20.67	$17.57	$19.81	$18.23	$16.14	$16.83	$15.77	$12.88	$11.66	$12.03
Number of accumulation units outstanding at end of period	1,629,398	1,837,742	2,133,008	2,554,677	3,095,046	3,960,762	1,175,556	894,306	959,336	1,123,219
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.76	$52.74	$47.16	$40.04	$42.01	$38.85	$29.55	$26.26	$27.34	$24.74
Value at end of period	$54.82	$44.76	$52.74	$47.16	$40.04	$42.01	$38.85	$29.55	$26.26	$27.34
Number of accumulation units outstanding at end of period	397,094	436,015	538,225	646,493	686,568	777,321	870,680	891,048	1,022,651	1,201,379
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79	$13.00
Value at end of period	$29.09	$22.53	$26.50	$19.82	$20.19	$19.80	$19.75	$15.85	$13.31	$14.79
Number of accumulation units outstanding at end of period	223,207	245,520	285,246	292,021	409,943	317,463	331,199	324,660	384,623	343,403
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$21.10	$25.82	$18.38	$16.57	$20.04	$20.22	$21.84	$18.68	$23.27	$19.70
Value at end of period	$27.29	$21.10	$25.82	$18.38	$16.57	$20.04	$20.22	$21.84	$18.68	$23.27
Number of accumulation units outstanding at end of period	627,296	699,424	797,221	1,065,489	1,217,004	1,349,828	1,541,334	1,573,188	1,616,591	1,772,314
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.37	$32.30	$28.46	$23.83	$25.20	$23.68	$17.35	$14.89	$15.37	$12.35
Value at end of period	$35.22	$28.37	$32.30	$28.46	$23.83	$25.20	$23.68	$17.35	$14.89	$15.37
Number of accumulation units outstanding at end of period	0	506,357	534,353	673,665	818,380	878,205	1,053,583	1,007,689	1,128,312	1,514,461
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$86.90	$88.05	$77.90	$73.41	$71.05	$64.50	$53.75	$47.82	$47.32	$42.26
Value at end of period	$106.12	$86.90	$88.05	$77.90	$73.41	$71.05	$64.50	$53.75	$47.82	$47.32
Number of accumulation units outstanding at end of period	1,664,418	1,838,515	2,068,165	2,440,275	2,607,023	2,773,382	3,051,231	3,177,522	3,580,246	4,075,631
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$46.18	$51.87	$45.44	$38.95	$42.61	$40.38	$31.69	$27.54	$28.29	$25.06
Value at end of period	$57.33	$46.18	$51.87	$45.44	$38.95	$42.61	$40.38	$31.69	$27.54	$28.29
Number of accumulation units outstanding at end of period	0	586,522	675,309	891,269	958,158	1,065,732	1,208,043	1,274,037	1,569,363	1,710,923
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21	$8.04
Value at end of period	$26.47	$20.66	$21.32	$16.29	$16.39	$15.09	$14.18	$10.39	$8.92	$9.21
Number of accumulation units outstanding at end of period	0	707,401	815,370	934,378	1,375,975	1,220,127	1,304,112	864,423	659,446	604,139
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37	$11.96
Value at end of period	$18.90	$15.08	$17.89	$14.24	$14.23	$14.63	$15.07	$13.42	$11.51	$13.37
Number of accumulation units outstanding at end of period	500,015	555,827	570,796	698,488	784,644	745,966	727,325	799,252	836,742	901,392
Separate Account Annual Charges of 1.85%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$13.25	$13.32	$13.51	$13.76	$14.01	$14.28	$14.54	$14.82	$15.09	$15.37
Value at end of period	$13.23	$13.25	$13.32	$13.51	$13.76	$14.01	$14.28	$14.54	$14.82	$15.09
Number of accumulation units outstanding at end of period	572,324	723,503	522,782	653,798	731,139	760,073	982,804	1,650,489	1,459,797	1,453,004
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53	$9.99
Value at end of period	$21.25	$16.88	$18.08	$15.37	$14.34	$14.88	$13.76	$10.77	$9.53
Number of accumulation units outstanding at end of period	1,421,230	1,683,795	1,952,536	2,511,463	2,907,230	3,272,252	3,997,845	4,522,820	5,120,278
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66	$7.75
Value at end of period	$19.17	$15.19	$16.24	$13.78	$12.83	$13.28	$12.26	$9.58	$8.45	$8.66
Number of accumulation units outstanding at end of period	1,142,705	1,342,480	1,539,563	1,912,631	2,262,818	2,651,950	3,277,124	3,890,208	4,564,455	2,961,017
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91	$13.29
Value at end of period	$21.33	$18.86	$19.85	$19.05	$16.93	$17.60	$17.73	$17.10	$15.28	$14.91
Number of accumulation units outstanding at end of period	392,067	454,997	534,819	698,700	826,797	984,839	1,127,498	1,378,018	1,526,830	1,629,416
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14	$9.51
Value at end of period	$11.77	$10.30	$12.37	$10.33	$10.36	$10.94	$11.97	$10.17	$8.73	$10.14
Number of accumulation units outstanding at end of period	1,128,478	1,318,918	1,425,356	1,753,233	2,127,087	2,375,621	2,649,402	2,970,424	803,127	926,890
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99	$7.56
Value at end of period	$10.28	$8.65	$10.24	$8.37	$8.49	$8.74	$9.49	$7.98	$6.87	$7.99
Number of accumulation units outstanding at end of period	40,583	49,526	55,331	84,986	88,959	115,092	159,292	114,986	132,802	233,418
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51	$12.04
Value at end of period	$37.74	$29.03	$30.11	$23.70	$23.29	$22.36	$20.10	$15.67	$13.56	$13.51
Number of accumulation units outstanding at end of period	1,047,801	1,217,300	1,428,454	1,844,458	2,218,742	2,651,985	1,391,748	784,960	913,634	305,317
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01	$10.04
Value at end of period	$19.89	$16.24	$17.99	$16.19	$14.52	$15.51	$14.41	$11.23	$10.01
Number of accumulation units outstanding at end of period	1,387,561	1,628,032	1,790,413	2,318,155	2,785,888	3,050,623	2,667,129	350,796	327,575
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22	$8.80
Value at end of period	$24.44	$19.29	$21.30	$17.39	$16.56	$16.83	$15.79	$12.22	$10.93	$11.22
Number of accumulation units outstanding at end of period	1,323,626	1,591,789	1,802,688	901,506	1,088,228	1,229,446	1,467,760	1,398,446	1,536,337	1,723,943
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26	$9.36
Value at end of period	$16.69	$13.99	$15.40	$13.45	$12.77	$13.28	$12.84	$11.03	$9.95	$10.26
Number of accumulation units outstanding at end of period	3,455,450	3,879,727	4,151,707	5,254,180	6,394,120	7,107,605	8,486,980	9,182,497	9,731,750	10,459,517
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48	$9.62
Value at end of period	$16.39	$13.92	$15.13	$13.46	$12.84	$13.29	$12.81	$11.28	$10.30	$10.48
Number of accumulation units outstanding at end of period	2,245,424	2,559,351	2,920,161	3,910,644	4,799,197	5,467,152	6,466,476	6,578,288	7,226,734	7,809,734
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59	$9.85
Value at end of period	$15.12	$13.15	$14.11	$12.86	$12.38	$12.82	$12.41	$11.49	$10.62	$10.59
Number of accumulation units outstanding at end of period	1,435,944	1,631,969	1,755,491	2,021,135	2,436,398	2,717,080	3,300,270	3,877,968	4,431,415	4,645,124
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96	$12.65
Value at end of period	$41.62	$31.30	$32.29	$25.12	$24.08	$22.85	$20.64	$15.97	$14.24	$13.96
Number of accumulation units outstanding at end of period	556,603	426,088	462,816	574,022	639,919	643,055	724,614	802,994	952,472	1,118,327
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91	$8.11
Value at end of period	$22.88	$17.80	$18.83	$15.69	$14.43	$14.45	$13.07	$10.11	$8.93	$8.91
Number of accumulation units outstanding at end of period	520,916	623,181	667,375	956,863	1,060,426	1,039,785	988,513	971,614	1,039,503	1,252,326
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60	$12.47
Value at end of period	$29.07	$23.58	$25.79	$23.21	$20.51	$21.71	$19.71	$15.28	$13.43	$13.60
Number of accumulation units outstanding at end of period	1,566,382	361,174	389,508	475,690	505,701	106,060	112,900	105,424	107,279	77,313
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00	$12.95
Value at end of period	$38.42	$29.10	$31.33	$25.67	$24.48	$25.14	$23.06	$17.41	$15.36	$16.00
Number of accumulation units outstanding at end of period	422,721	363,394	411,716	505,625	468,949	476,842	533,218	589,336	660,983	749,319
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11	$7.03
Value at end of period	$18.13	$14.73	$17.89	$15.39	$13.86	$14.28	$13.81	$10.14	$8.99	$9.11
Number of accumulation units outstanding at end of period	147,264	172,863	193,095	262,327	314,687	390,720	487,386	556,136	635,815	707,541
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83	$8.90
Value at end of period	$21.42	$17.34	$21.05	$19.32	$15.85	$16.32	$15.64	$11.60	$10.35	$10.83
Number of accumulation units outstanding at end of period	89,784	102,422	116,546	159,255	162,670	149,135	219,885	217,615	328,273	233,282
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95	$10.53
Value at end of period	$11.86	$11.19	$11.47	$11.35	$11.33	$11.54	$11.15	$11.68	$11.49	$10.95
Number of accumulation units outstanding at end of period	321,304	300,917	331,139	579,984	664,894	651,548	565,049	633,291	807,129	681,132
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28	$9.89
Value at end of period	$32.06	$23.58	$24.49	$19.46	$18.82	$20.19	$19.72	$14.47	$12.32	$12.28
Number of accumulation units outstanding at end of period	0	234,944	246,398	315,159	408,926	470,337	547,406	469,290	523,132	616,566
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.82	$14.32	$13.20	$13.36	$13.85	$12.39	$12.18	$9.87	$10.62	$9.33
Value at end of period	$15.65	$12.82	$14.32	$13.20	$13.36	$13.85	$12.39	$12.18	$9.87	$10.62
Number of accumulation units outstanding at end of period	49,856	59,366	82,178	100,218	139,132	158,295	156,071	175,228	194,704	250,058
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$91.48	$100.93	$97.76	$95.54	$94.56	$74.18	$74.05	$65.30	$60.76	$48.37
Value at end of period	$115.07	$91.48	$100.93	$97.76	$95.54	$94.56	$74.18	$74.05	$65.30	$60.76
Number of accumulation units outstanding at end of period	48,232	58,715	64,287	89,307	102,482	122,799	150,515	174,332	213,189	261,299
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59	$8.72
Value at end of period	$21.68	$16.60	$18.59	$15.58	$14.64	$14.48	$13.08	$9.89	$8.97	$9.59
Number of accumulation units outstanding at end of period	0	192,094	240,158	314,009	316,629	355,972	384,836	406,272	450,004	516,509
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86	$8.02
Value at end of period	$17.82	$15.10	$18.71	$17.18	$14.15	$14.86	$14.51	$10.56	$9.42	$9.86
Number of accumulation units outstanding at end of period	106,306	128,473	148,562	181,876	224,508	255,906	298,086	300,767	344,970	437,170
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88	$10.51
Value at end of period	$24.58	$20.00	$23.26	$20.14	$17.42	$18.87	$17.62	$13.30	$11.42	$11.88
Number of accumulation units outstanding at end of period	0	686,140	774,365	941,431	1,126,947	1,284,647	1,486,234	1,683,954	1,958,358	2,089,804
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00	$10.91
Value at end of period	$20.51	$17.44	$19.68	$18.12	$16.06	$16.75	$15.70	$12.83	$11.62	$12.00
Number of accumulation units outstanding at end of period	591,352	712,426	823,190	1,081,870	1,294,225	1,536,547	434,828	437,246	472,601	515,888
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.19	$52.10	$46.60	$39.59	$41.56	$38.45	$29.26	$26.02	$27.10	$24.54
Value at end of period	$54.10	$44.19	$52.10	$46.60	$39.59	$41.56	$38.45	$29.26	$26.02	$27.10
Number of accumulation units outstanding at end of period	128,552	154,480	171,988	205,426	217,724	257,145	300,696	317,915	378,441	480,043
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28	$11.68
Value at end of period	$25.99	$20.15	$23.70	$17.74	$18.08	$17.74	$17.70	$14.22	$11.94	$13.28
Number of accumulation units outstanding at end of period	126,571	147,364	157,749	169,823	237,377	199,476	240,652	194,512	224,975	211,590
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.88	$25.56	$18.20	$16.42	$19.87	$20.06	$21.68	$18.55	$23.12	$19.58
Value at end of period	$26.99	$20.88	$25.56	$18.20	$16.42	$19.87	$20.06	$21.68	$18.55	$23.12
Number of accumulation units outstanding at end of period	241,824	271,423	329,844	389,629	403,860	461,734	544,042	678,671	757,491	755,381
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$28.14	$32.04	$28.25	$23.67	$25.04	$23.54	$17.26	$14.82	$15.30	$12.30
Value at end of period	$34.90	$28.14	$32.04	$28.25	$23.67	$25.04	$23.54	$17.26	$14.82	$15.30
Number of accumulation units outstanding at end of period	0	180,556	191,048	266,022	335,660	330,444	402,749	397,444	439,797	544,852
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$85.59	$86.77	$76.80	$72.42	$70.12	$63.69	$53.10	$47.26	$46.80	$41.81
Value at end of period	$104.47	$85.59	$86.77	$76.80	$72.42	$70.12	$63.69	$53.10	$47.26	$46.80
Number of accumulation units outstanding at end of period	662,300	638,930	701,202	929,880	1,066,029	1,153,173	1,309,807	1,414,980	1,658,943	1,951,488
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$45.48	$51.11	$44.80	$38.43	$42.05	$39.87	$31.31	$27.22	$27.98	$24.80
Value at end of period	$56.44	$45.48	$51.11	$44.80	$38.43	$42.05	$39.87	$31.31	$27.22	$27.98
Number of accumulation units outstanding at end of period	0	324,354	377,023	492,093	562,014	658,632	793,243	888,427	1,049,862	1,115,772
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19	$8.03
Value at end of period	$26.30	$20.53	$21.21	$16.21	$16.31	$15.04	$14.13	$10.36	$8.90	$9.19
Number of accumulation units outstanding at end of period	0	457,568	530,024	545,311	506,457	402,042	458,852	493,188	388,192	369,012
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33	$11.93
Value at end of period	$18.76	$14.98	$17.77	$14.16	$14.16	$14.56	$15.00	$13.37	$11.47	$13.33
Number of accumulation units outstanding at end of period	220,039	236,126	259,560	273,351	326,501	328,768	356,914	402,114	443,773	468,827

Separate Account Annual Charges of 1.95%

	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
VOYA GOVERNMENT LIQUID ASSETS PORTFOLIO (CLASS S)
Value at beginning of period	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76	$15.05
Value at end of period	$12.82	$12.85	$12.93	$13.14	$13.38	$13.65	$13.92	$14.19	$14.47	$14.76
Number of accumulation units outstanding at end of period	1,551,939	1,531,742	1,961,634	2,477,085	2,506,704	2,588,669	2,922,458	3,294,219	4,195,103	3,726,691
VOYA GROWTH AND INCOME PORTFOLIO (CLASS ADV)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52	$9.99
Value at end of period	$21.06	$16.74	$17.95	$15.28	$14.26	$14.82	$13.71	$10.75	$9.52
Number of accumulation units outstanding at end of period	3,926,122	4,592,833	5,222,184	6,224,969	6,985,998	7,716,712	8,750,030	9,694,786	10,457,228
VOYA GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63	$7.73
Value at end of period	$18.93	$15.02	$16.07	$13.65	$12.72	$13.19	$12.18	$9.53	$8.42	$8.63
Number of accumulation units outstanding at end of period	1,287,762	1,505,020	1,736,583	2,079,095	2,385,053	2,666,593	3,011,498	3,315,956	3,801,889	1,358,805
VOYA HIGH YIELD PORTFOLIO (CLASS S)
Value at beginning of period	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81	$13.22
Value at end of period	$20.99	$18.58	$19.58	$18.80	$16.73	$17.42	$17.56	$16.95	$15.16	$14.81
Number of accumulation units outstanding at end of period	656,674	772,955	847,560	1,057,015	1,139,664	1,313,134	1,631,758	1,961,472	1,686,591	1,761,365
VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO (CLASS S)
Value at beginning of period	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09	$9.47
Value at end of period	$11.61	$10.17	$12.23	$10.22	$10.26	$10.85	$11.88	$10.10	$8.68	$10.09
Number of accumulation units outstanding at end of period	2,150,262	2,443,847	2,661,554	3,168,374	3,548,999	3,940,479	4,087,571	4,292,665	1,619,838	1,794,450
VOYA INTERNATIONAL INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97	$7.55
Value at end of period	$10.16	$8.56	$10.13	$8.30	$8.42	$8.68	$9.43	$7.95	$6.84	$7.97
Number of accumulation units outstanding at end of period	130,258	164,495	176,942	246,799	302,841	357,580	475,874	407,661	371,833	571,744
VOYA LARGE CAP GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42	$11.98
Value at end of period	$37.14	$28.60	$29.69	$23.40	$23.01	$22.12	$19.90	$15.54	$13.45	$13.42
Number of accumulation units outstanding at end of period	2,243,579	2,614,237	3,073,755	3,955,528	4,615,993	5,422,863	3,611,717	883,032	1,038,029	641,795
VOYA LARGE CAP VALUE PORTFOLIO (CLASS S)
(Funds were first received in this option during January 2011)
Value at beginning of period	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00	$10.04
Value at end of period	$19.71	$16.11	$17.86	$16.09	$14.45	$15.45	$14.36	$11.21	$10.00
Number of accumulation units outstanding at end of period	2,607,341	3,050,962	3,519,373	4,372,038	5,077,333	4,852,661	2,061,174	360,984	195,176
VOYA MIDCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11	$8.72
Value at end of period	$23.98	$18.95	$20.94	$17.11	$16.31	$16.59	$15.59	$12.07	$10.81	$11.11
Number of accumulation units outstanding at end of period	1,775,710	2,026,444	2,312,735	1,336,074	1,548,014	1,692,293	2,042,615	1,366,532	1,287,437	1,172,403
VOYA RETIREMENT GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25	$9.36
Value at end of period	$16.51	$13.85	$15.27	$13.35	$12.69	$13.21	$12.79	$10.99	$9.92	$10.25
Number of accumulation units outstanding at end of period	15,774,848	17,771,755	19,398,057	23,818,393	26,764,293	29,932,322	33,789,179	36,373,432	38,938,265	41,710,174
VOYA RETIREMENT MODERATE GROWTH PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47	$9.62
Value at end of period	$16.22	$13.79	$15.01	$13.36	$12.76	$13.22	$12.76	$11.24	$10.28	$10.47
Number of accumulation units outstanding at end of period	10,384,238	11,702,951	13,119,364	15,470,560	17,405,244	19,408,440	21,267,493	22,887,896	24,435,172	26,143,151
VOYA RETIREMENT MODERATE PORTFOLIO (CLASS ADV)
Value at beginning of period	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58	$9.85
Value at end of period	$14.96	$13.02	$13.99	$12.76	$12.30	$12.75	$12.35	$11.45	$10.59	$10.58
Number of accumulation units outstanding at end of period	5,341,730	5,703,060	6,205,476	7,356,021	8,133,601	8,883,679	10,216,292	11,171,797	11,686,641	12,734,746
VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94	$12.64
Value at end of period	$41.17	$31.00	$32.00	$24.93	$23.91	$22.71	$20.54	$15.91	$14.20	$13.94
Number of accumulation units outstanding at end of period	1,051,751	494,518	500,685	562,681	575,863	516,244	361,025	374,387	322,048	302,452
VOYA RUSSELLTM LARGE CAP INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89	$8.09
Value at end of period	$22.61	$17.61	$18.64	$15.55	$14.32	$14.35	$13.00	$10.06	$8.90	$8.89
Number of accumulation units outstanding at end of period	813,392	944,564	856,428	1,102,105	1,152,299	1,396,600	1,209,955	1,222,419	1,182,523	1,491,909
VOYA RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58	$12.46
Value at end of period	$28.75	$23.34	$25.56	$23.03	$20.37	$21.59	$19.62	$15.22	$13.39	$13.58
Number of accumulation units outstanding at end of period	2,102,225	581,136	614,821	733,668	820,315	424,035	343,597	298,911	226,688	202,476
VOYA RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97	$12.94
Value at end of period	$38.00	$28.81	$31.05	$25.47	$24.31	$24.99	$22.95	$17.35	$15.32	$15.97
Number of accumulation units outstanding at end of period	1,047,610	460,112	491,085	585,651	639,138	610,425	697,927	736,610	750,346	801,914
VOYA SMALLCAP OPPORTUNITIES PORTFOLIO (CLASS S)
Value at beginning of period	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02	$6.97
Value at end of period	$17.79	$14.47	$17.59	$15.14	$13.65	$14.09	$13.64	$10.02	$8.90	$9.02
Number of accumulation units outstanding at end of period	49,631	54,806	59,695	77,386	95,865	115,289	140,732	163,092	175,561	196,291
VOYA SMALL COMPANY PORTFOLIO (CLASS S)
Value at beginning of period	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80	$8.88
Value at end of period	$21.17	$17.16	$20.84	$19.15	$15.73	$16.21	$15.55	$11.55	$10.31	$10.80
Number of accumulation units outstanding at end of period	248,639	326,099	399,868	454,851	424,767	455,788	534,209	612,548	676,236	730,562
VOYA U.S. BOND INDEX PORTFOLIO (CLASS S)
Value at beginning of period	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92	$10.51
Value at end of period	$11.72	$11.07	$11.36	$11.25	$11.24	$11.46	$11.08	$11.63	$11.45	$10.92
Number of accumulation units outstanding at end of period	903,769	947,373	1,010,822	1,308,949	1,335,118	1,250,994	1,031,367	1,389,261	1,678,619	1,352,838
VY® BARON GROWTH PORTFOLIO (CLASS S)
Value at beginning of period	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21	$9.84
Value at end of period	$31.58	$23.25	$24.18	$19.23	$18.62	$19.99	$19.54	$14.35	$12.23	$12.21
Number of accumulation units outstanding at end of period	0	867,093	965,955	1,166,089	1,372,191	1,576,303	1,869,863	1,743,326	1,832,414	1,920,312
VY® CLARION GLOBAL REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57	$9.29
Value at end of period	$15.43	$12.66	$14.15	$13.06	$13.23	$13.73	$12.30	$12.09	$9.82	$10.57
Number of accumulation units outstanding at end of period	335,289	384,455	422,162	521,289	608,935	690,682	784,722	867,714	962,296	1,076,870
VY® CLARION REAL ESTATE PORTFOLIO (CLASS S)
Value at beginning of period	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41	$47.34
Value at end of period	$111.50	$88.73	$98.00	$95.02	$92.96	$92.09	$72.31	$72.26	$63.79	$59.41
Number of accumulation units outstanding at end of period	53,845	63,981	69,784	93,636	118,146	136,468	175,758	216,917	238,603	276,898
VY® COLUMBIA CONTRARIAN CORE PORTFOLIO (CLASS S)
Value at beginning of period	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54	$8.69
Value at end of period	$21.37	$16.38	$18.36	$15.40	$14.49	$14.35	$12.97	$9.82	$8.92	$9.54
Number of accumulation units outstanding at end of period	0	1,239,236	1,348,116	1,538,880	1,659,060	1,818,720	2,024,960	2,202,631	2,253,089	2,482,365
VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO (CLASS S)
Value at beginning of period	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82	$7.99
Value at end of period	$17.57	$14.91	$18.49	$17.00	$14.01	$14.73	$14.40	$10.49	$9.37	$9.82
Number of accumulation units outstanding at end of period	409,311	467,096	500,560	613,178	697,659	759,121	869,382	991,819	1,128,872	1,279,028
VY® INVESCO COMSTOCK PORTFOLIO (CLASS S)
Value at beginning of period	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78	$10.43
Value at end of period	$24.15	$19.66	$22.89	$19.84	$17.18	$18.63	$17.41	$13.15	$11.31	$11.78
Number of accumulation units outstanding at end of period	0	708,895	804,218	1,042,365	1,187,880	1,418,748	1,425,766	1,309,287	1,385,160	1,414,600
VY® INVESCO EQUITY AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93	$10.86
Value at end of period	$20.21	$17.20	$19.43	$17.91	$15.88	$16.58	$15.56	$12.73	$11.54	$11.93
Number of accumulation units outstanding at end of period	1,123,603	1,280,807	1,487,310	1,872,372	2,128,713	2,458,378	1,125,776	1,008,727	1,074,103	1,103,836
VY® INVESCO GROWTH AND INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63	$24.14
Value at end of period	$52.67	$43.07	$50.83	$45.51	$38.70	$40.67	$37.66	$28.69	$25.54	$26.63
Number of accumulation units outstanding at end of period	224,312	265,329	283,597	362,462	366,535	409,287	445,657	448,249	490,438	539,995
VY® INVESCO OPPENHEIMER GLOBAL PORTFOLIO (CLASS S)
Value at beginning of period	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59	$12.85
Value at end of period	$28.31	$21.97	$25.87	$19.38	$19.77	$19.42	$19.40	$15.60	$13.11	$14.59
Number of accumulation units outstanding at end of period	374,749	442,974	512,444	525,804	640,364	625,432	706,770	617,441	694,917	695,149
VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82	$19.34
Value at end of period	$26.40	$20.44	$25.04	$17.86	$16.13	$19.53	$19.74	$21.35	$18.29	$22.82
Number of accumulation units outstanding at end of period	1,118,195	1,251,408	1,385,405	1,527,529	1,672,345	1,904,955	1,897,428	2,024,486	2,027,389	2,059,178
VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17	$12.21
Value at end of period	$34.28	$27.66	$31.53	$27.83	$23.34	$24.71	$23.26	$17.07	$14.67	$15.17
Number of accumulation units outstanding at end of period	0	700,599	586,069	751,720	826,459	862,533	1,038,536	943,783	913,590	808,465
VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO (CLASS S)
Value at beginning of period	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76	$40.93
Value at end of period	$101.23	$83.02	$84.25	$74.65	$70.46	$68.29	$62.10	$51.82	$46.17	$45.76
Number of accumulation units outstanding at end of period	1,639,709	1,821,182	2,022,180	2,448,998	2,587,016	2,779,401	2,968,270	3,000,745	3,106,109	3,316,794
VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO (CLASS S)
Value at beginning of period	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36	$24.27
Value at end of period	$54.69	$44.12	$49.63	$43.54	$37.39	$40.95	$38.87	$30.56	$26.59	$27.36
Number of accumulation units outstanding at end of period	0	558,477	602,346	701,040	719,617	790,309	882,232	911,304	947,023	928,683
VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CLASS S)
Value at beginning of period	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16	$8.01
Value at end of period	$25.96	$20.29	$20.98	$16.05	$16.17	$14.92	$14.03	$10.30	$8.86	$9.16
Number of accumulation units outstanding at end of period	0	934,409	894,826	1,009,650	1,183,919	1,102,594	1,346,556	1,190,043	959,911	1,067,560
VY® T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO (CLASS S)
Value at beginning of period	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25	$11.88
Value at end of period	$18.49	$14.77	$17.54	$13.99	$14.00	$14.42	$14.87	$13.26	$11.39	$13.25
Number of accumulation units outstanding at end of period	514,633	559,280	607,239	674,193	688,515	646,396	647,370	707,844	700,849	749,135

FINANCIAL STATEMENTS

Venerable Insurance and Annuity Company
Separate Account B

Year Ended December 31, 2019

with Report of Independent Registered Public Accounting Firm

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VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Financial Statements
Year Ended December 31, 2019

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Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103	Tel: (215) 448-5000 Fax: (215) 448-5500 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Venerable Insurance and Annuity Company and Contract Owners of Venerable Insurance and Annuity Company Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Venerable Insurance and Annuity Company Separate Account B (the Separate Account), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Accounts auditor since 1988.
April 3, 2020

Appendix

Subaccounts comprising Venerable Insurance and Annuity Company Separate Account B

Subaccounts	Statement of Operations	Statements of Changes in Net Assets
American Funds® IS Blue Chip Income & Growth Fund - Class 4	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds® IS Bond Fund - Class 4
American Funds® IS Capital Income Builder Fund - Class 4
American Funds® IS Global Growth Fund - Class 4
American Funds® IS Growth Fund - Class 4
American Funds® IS International Fund - Class 4
American Funds® IS New World Fund - Class 4
BlackRock Equity Dividend V.I. Fund - Class III
BlackRock Global Allocation V.I. Fund - Class III
BlackRock High Yield V.I. Fund - Class III
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
ClearBridge Var Aggressive Growth Portfolio II
ClearBridge Variable Mid Cap Portfolio - Class II
Columbia Asset Allocation Fund, Variable Series - Class 1 Shares
Columbia Small Cap Value Fund, Variable Series - Class 2 Shares
Columbia Small Company Growth Fund, Variable Series - Class 1 Shares
Columbia VP Large Cap Growth Fund - Class 1
Columbia VP Seligman Global Technology Fund - Class 2
DWS Alternative Asset Allocation VIP - Class B
DWS Core Equity VIP - Class B
DWS High Income VIP - Class B
Eaton Vance VT Floating-Rate Income Fund - Initial Class
Federated High Income Bond Fund II - Service Shares
Federated Kaufmann Fund II - Service Shares
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Strategic Income VIP Fund - Class 2
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
Invesco Oppenheimer V.I. International Growth Fund - Series II
Invesco Oppenheimer V.I. Main Street Fund - Series II
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II
Invesco Oppenheimer V.I. Total Return Bond Fund - Series II
Invesco V.I. Balanced-Risk Allocation Fund - Series II
Ivy VIP Asset Strategy - Class II
Ivy VIP Balanced - Class II
Ivy VIP Energy - Class II
Ivy VIP High Income - Class II
Ivy VIP International Core Equity - Class II
Ivy VIP Mid Cap Growth - Class II
Ivy VIP Science and Technology - Class II
Ivy VIP Securian Real Estate Securities - Class II
Ivy VIP Small Cap Core - Class II
Ivy VIP Small Cap Growth - Class II
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Institutional Shares
Janus Henderson Flexible Bond Portfolio - Service Shares
MFS VIT II Strategic Income Portfolio - Service Class
MFS VIT III Global Real Estate Portfolio - Service Class
MFS VIT International Intrinsic Value Portfolio - Service Class
MFS VIT Research Series Portfolio - Service Class
MFS VIT Utilities Series Portfolio - Service Class
MFS VIT Value Series - Service Class
PIMCO VIT All Asset Portfolio - Administrative Class
PIMCO VIT Low Duration Portfolio - Administrative Class
PIMCO VIT Real Return Portfolio - Administrative Class
PIMCO VIT Short-Term Portfolio - Administrative Class
PIMCO VIT Total Return Portfolio - Administrative Class

Subaccounts	Statement of Operations	Statements of Changes in Net Assets
ProFund VP Bull	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund VP Europe 30
ProFund VP Rising Rates Opportunity
Putnam VT Income Fund - Class 1B
Putnam VT International Equity Fund - Class 1B Shares
Putnam VT International Value Fund - Class 1B Shares
Putnam VT Mortgage Securities Fund - Class 1B
Putnam VT Multi-Cap Core Fund - Class IB Shares
Putnam VT Small Cap Value Fund - Class 1B
T. Rowe Price Blue Chip Growth Portfolio - II
T. Rowe Price Health Sciences Portfolio - II
Templeton Global Bond VIP Fund - Class 2
Voya Balanced Portfolio - Class S
Voya Euro STOXX 50® Index Portfolio - Class A
Voya FTSE 100® Index Portfolio - Class A
Voya Global Bond Portfolio - Adviser Class
Voya Global Bond Portfolio - Service Class
Voya Global Equity Portfolio - Class A
Voya Global Equity Portfolio - Class S
Voya Global Perspectives® Portfolio - Class A
Voya Government Liquid Assets Portfolio - Service 2 Class
Voya Government Liquid Assets Portfolio - Service Class
Voya Growth and Income Portfolio - Class A
Voya Growth and Income Portfolio - Class I
Voya Growth and Income Portfolio - Class S
Voya Hang Seng Index Portfolio - Class S
Voya High Yield Portfolio - Adviser Class
Voya High Yield Portfolio - Service Class
Voya Index Plus LargeCap Portfolio - Class S
Voya Index Plus MidCap Portfolio - Class S
Voya Index Plus SmallCap Portfolio - Class S
Voya Intermediate Bond Portfolio - Class A
Voya Intermediate Bond Portfolio - Class S
Voya International Index Portfolio - Class A
Voya International Index Portfolio - Class S
Voya Japan TOPIX® Index Portfolio - Class A
Voya Large Cap Growth Portfolio - Adviser Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Growth Portfolio - Service 2 Class
Voya Large Cap Growth Portfolio - Service Class
Voya Large Cap Value Portfolio - Adviser Class
Voya Large Cap Value Portfolio - Service Class
Voya Limited Maturity Bond Portfolio - Service Class
Voya MidCap Opportunities Portfolio - Class A
Voya MidCap Opportunities Portfolio - Class S
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class
Voya Retirement Moderate Portfolio - Adviser Class
Voya Russell™ Large Cap Growth Index Portfolio - Class S
Voya Russell™ Large Cap Index Portfolio - Class A
Voya Russell™ Large Cap Index Portfolio - Class S
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Mid Cap Index Portfolio - Class A
Voya Russell™ Mid Cap Index Portfolio - Class S
Voya Russell™ Small Cap Index Portfolio - Class A
Voya Russell™ Small Cap Index Portfolio - Class S
Voya Small Company Portfolio - Class A
Voya Small Company Portfolio - Class S
Voya SmallCap Opportunities Portfolio - Class A
Voya SmallCap Opportunities Portfolio - Class S

Subaccounts	Statement of Operations	Statements of Changes in Net Assets
Voya Solution 2025 Portfolio - Adviser Class	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Voya Solution 2025 Portfolio - Service Class
Voya Solution 2035 Portfolio - Adviser Class
Voya Solution 2035 Portfolio - Service Class
Voya Solution 2045 Portfolio - Adviser Class
Voya Solution 2045 Portfolio - Service Class
Voya Solution 2055 Portfolio - Adviser Class
Voya Solution Income Portfolio - Adviser Class
Voya Solution Income Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class
Voya Strategic Allocation Conservative Portfolio - Class S
Voya Strategic Allocation Growth Portfolio - Class S
Voya Strategic Allocation Moderate Portfolio - Class S
Voya U.S. Bond Index Portfolio - Class S
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class
VY® American Century Small-Mid Cap Value Portfolio - Service Class
VY® Baron Growth Portfolio - Adviser Class
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
VY® Clarion Global Real Estate Portfolio - Adviser Class
VY® Clarion Global Real Estate Portfolio - Service 2 Class
VY® Clarion Global Real Estate Portfolio - Service Class
VY® Clarion Real Estate Portfolio - Adviser Class
VY® Clarion Real Estate Portfolio - Service 2 Class
VY® Clarion Real Estate Portfolio - Service Class
VY® Columbia Contrarian Core Portfolio - Adviser Class
VY® Columbia Small Cap Value II Portfolio - Adviser Class
VY® Columbia Small Cap Value II Portfolio - Service Class
Voya Balanced Income Portfolio - Adviser Class
Voya Balanced Income Portfolio - Service 2 Class
Voya Balanced Income Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Adviser Class
VY® Invesco Equity and Income Portfolio - Initial Class
VY® Invesco Equity and Income Portfolio - Service 2 Class
VY® Invesco Equity and Income Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Adviser Class
VY® Invesco Growth and Income Portfolio - Service 2 Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class
VY® JPMorgan Mid Cap Value Portfolio - Service Class
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
VY® Morgan Stanley Global Franchise Portfolio - Service Class
VY® Invesco Oppenheimer Global Portfolio - Adviser Class
VY® Invesco Oppenheimer Global Portfolio - Initial Class
VY® Invesco Oppenheimer Global Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
VY® T. Rowe Price Equity Income Portfolio - Adviser Class
Voya International High Dividend Low Volatility Portfolio - Adviser Class
Voya International High Dividend Low Volatility Portfolio - Service Class
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
VY® T. Rowe Price International Stock Portfolio - Adviser Class
VY® T. Rowe Price International Stock Portfolio - Service Class
Wells Fargo VT Index Asset Allocation Fund - Class 2
Wells Fargo VT Omega Growth Fund - Class 2
Wells Fargo VT Small Cap Growth Fund - Class 2
Western Asset Core Plus VIT Portfolio - Class I

Subaccounts	Statement of Operations	Statements of Changes in Net Assets
Voya U.S. Stock Index Portfolio - Service Class	For the period from December 13, 2019 (commencement of operations) through December 31, 2019	For the period from December 13, 2019 (commencement of operations) through December 31, 2019

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	American Funds Insurance Series Bond Fund - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4	American Funds Insurance Series Global Growth Fund - Class 4
Assets
Investments in mutual funds at fair value	$124	$4,508	$2,233	$2,226	$1,882
Total assets	124	4,508	2,233	2,226	1,882
Net assets	$124	$4,508	$2,233	$2,226	$1,882

Net assets
Accumulation units	124	4,508	2,233	2,226	1,882
Total net assets	$124	$4,508	$2,233	$2,226	$1,882

Total number of mutual fund shares	11,572	338,727	203,016	207,842	58,735

Cost of mutual fund shares	$126	$4,675	$2,205	$2,095	$1,748

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III
Assets
Investments in mutual funds at fair value	$7,805	$1,711	$1,244	$4,750	$553,667
Total assets	7,805	1,711	1,244	4,750	553,667
Net assets	$7,805	$1,711	$1,244	$4,750	$553,667

Net assets
Accumulation units	7,805	1,711	1,244	4,750	553,667
Total net assets	$7,805	$1,711	$1,244	$4,750	$553,667

Total number of mutual fund shares	98,281	83,285	48,842	399,812	38,236,657

Cost of mutual fund shares	$7,314	$1,657	$1,168	$4,687	$546,566

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Asset Allocation Fund, Variable Series - Class 1	Columbia Small Cap Value Fund, Variable Series - Class 2
Assets
Investments in mutual funds at fair value	$2,816	$139	$2,167	$45	$60,537
Total assets	2,816	139	2,167	45	60,537
Net assets	$2,816	$139	$2,167	$45	$60,537

Net assets
Accumulation units	2,816	139	2,167	45	60,537
Total net assets	$2,816	$139	$2,167	$45	$60,537

Total number of mutual fund shares	377,975	11,489	102,626	2,807	3,893,056

Cost of mutual fund shares	$2,779	$129	$2,031	$41	$66,907

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Columbia Small Company Growth Fund, Variable Series - Class 1	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B
Assets
Investments in mutual funds at fair value	$49	$112	$1,249	$751	$140
Total assets	49	112	1,249	751	140
Net assets	$49	$112	$1,249	$751	$140

Net assets
Accumulation units	49	112	1,249	751	140
Total net assets	$49	$112	$1,249	$751	$140

Total number of mutual fund shares	2,770	5,101	110,636	56,306	22,386

Cost of mutual fund shares	$47	$68	$1,385	$730	$140

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Eaton Vance VT Floating- Rate Income Fund - Initial Class	Federated High Income Bond Fund II - Service Shares	Federated Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
Assets
Investments in mutual funds at fair value	$4,659	$333	$237	$3,882	$373
Total assets	4,659	333	237	3,882	373
Net assets	$4,659	$333	$237	$3,882	$373

Net assets
Accumulation units	4,659	333	237	3,882	373
Total net assets	$4,659	$333	$237	$3,882	$373

Total number of mutual fund shares	509,155	51,243	11,158	342,290	25,364

Cost of mutual fund shares	$4,721	$334	$211	$3,944	$398

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2
Assets
Investments in mutual funds at fair value	$834	$1,001	$60	$7,983	$996
Total assets	834	1,001	60	7,983	996
Net assets	$834	$1,001	$60	$7,983	$996

Net assets
Accumulation units	834	1,001	60	7,983	996
Total net assets	$834	$1,001	$60	$7,983	$996

Total number of mutual fund shares	74,796	98,387	4,955	530,418	94,372

Cost of mutual fund shares	$856	$1,085	$64	$9,284	$1,006

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Templeton Global Bond VIP Fund - Class 2	Ivy VIP Securian Real Estate Securities - Class II	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Energy
Assets
Investments in mutual funds at fair value	$4,101	$318	$423	$834	$430
Total assets	4,101	318	423	834	430
Net assets	$4,101	$318	$423	$834	$430

Net assets
Accumulation units	4,101	318	423	834	430
Total net assets	$4,101	$318	$423	$834	$430

Total number of mutual fund shares	256,798	39,472	44,481	101,479	107,498

Cost of mutual fund shares	$4,243	$293	$369	$771	$562

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Ivy VIP High Income	Ivy VIP International Core Equity	Ivy VIP Mid Cap Growth	Ivy VIP Science and Technology	Ivy VIP Small Cap Core - Class II
Assets
Investments in mutual funds at fair value	$1,225	$9	$494	$988	$241
Total assets	1,225	9	494	988	241
Net assets	$1,225	$9	$494	$988	$241

Net assets
Accumulation units	1,225	9	494	988	241
Total net assets	$1,225	$9	$494	$988	$241

Total number of mutual fund shares	353,241	580	38,923	33,139	17,605

Cost of mutual fund shares	$1,260	$10	$405	$774	$283

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Ivy VIP Small Cap Growth	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II
Assets
Investments in mutual funds at fair value	$763	$4,478	$2,455	$1,060	$89
Total assets	763	4,478	2,455	1,060	89
Net assets	$763	$4,478	$2,455	$1,060	$89

Net assets
Accumulation units	763	4,478	2,455	1,060	89
Total net assets	$763	$4,478	$2,455	$1,060	$89

Total number of mutual fund shares	86,977	107,386	30,710	81,593	3,232

Cost of mutual fund shares	$854	$3,868	$2,089	$1,043	$87

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	ClearBridge Variable Mid Cap Portfolio - Class II	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Strategic Income Portfolio - Service Class	MFS VIT Research Series Portfolio - Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$133	$10	$299	$468	$515
Total assets	133	10	299	468	515
Net assets	$133	$10	$299	$468	$515

Net assets
Accumulation units	133	10	299	468	515
Total net assets	$133	$10	$299	$468	$515

Total number of mutual fund shares	5,895	1,733	30,211	16,105	17,490

Cost of mutual fund shares	$119	$10	$293	$463	$481

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	MFS VIT Value Series - Service Class	MFS VIT III Global Real Estate Portfolio - Service Class	Invesco Oppenheimer V.I. Main Street Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
Assets
Investments in mutual funds at fair value	$680	$953	$523	$1,571	$381
Total assets	680	953	523	1,571	381
Net assets	$680	$953	$523	$1,571	$381

Net assets
Accumulation units	680	953	523	1,571	381
Total net assets	$680	$953	$523	$1,571	$381

Total number of mutual fund shares	33,153	51,345	17,993	68,623	4,904

Cost of mutual fund shares	$646	$847	$541	$1,546	$372

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Invesco Oppenheimer V.I. International Growth Fund - Series II	Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	PIMCO All Asset Portfolio - Administrative Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class
Assets
Investments in mutual funds at fair value	$958	$260	$212	$2,131	$3,755
Total assets	958	260	212	2,131	3,755
Net assets	$958	$260	$212	$2,131	$3,755

Net assets
Accumulation units	958	260	212	2,131	3,755
Total net assets	$958	$260	$212	$2,131	$3,755

Total number of mutual fund shares	374,163	33,263	19,650	208,968	297,079

Cost of mutual fund shares	$942	$257	$209	$2,133	$3,844

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	PIMCO Short- Term Portfolio - Administrative Class	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Bull	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity
Assets
Investments in mutual funds at fair value	$2,150	$5,171	$6,767	$1,815	$1,516
Total assets	2,150	5,171	6,767	1,815	1,516
Net assets	$2,150	$5,171	$6,767	$1,815	$1,516

Net assets
Accumulation units	2,150	5,171	6,767	1,815	1,516
Total net assets	$2,150	$5,171	$6,767	$1,815	$1,516

Total number of mutual fund shares	208,332	469,267	126,200	77,245	39,676

Cost of mutual fund shares	$2,157	$5,109	$4,330	$1,632	$2,203

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Putnam VT Income Fund - Class 1B	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares
Assets
Investments in mutual funds at fair value	$992	$21	$9	$897	$191
Total assets	992	21	9	897	191
Net assets	$992	$21	$9	$897	$191

Net assets
Accumulation units	992	21	9	897	191
Total net assets	$992	$21	$9	$897	$191

Total number of mutual fund shares	86,249	1,422	846	88,238	9,768

Cost of mutual fund shares	$944	$20	$9	$836	$179

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S
Assets
Investments in mutual funds at fair value	$298	$5,371	$4,952	$1,611	$2,360
Total assets	298	5,371	4,952	1,611	2,360
Net assets	$298	$5,371	$4,952	$1,611	$2,360

Net assets
Accumulation units	298	5,371	4,952	1,611	2,360
Total net assets	$298	$5,371	$4,952	$1,611	$2,360

Total number of mutual fund shares	30,509	143,527	104,304	46,602	151,118

Cost of mutual fund shares	$343	$4,243	$4,251	$1,416	$2,157

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class A	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
Assets
Investments in mutual funds at fair value	$3,487	$2,070,231	$2,153	$278,046	$5,677
Total assets	3,487	2,070,231	2,153	278,046	5,677
Net assets	$3,487	$2,070,231	$2,153	$278,046	$5,677

Net assets
Accumulation units	3,487	2,070,231	2,153	278,046	5,677
Total net assets	$3,487	$2,070,231	$2,153	$278,046	$5,677

Total number of mutual fund shares	269,483	159,371,097	202,176	24,981,676	511,422

Cost of mutual fund shares	$3,440	$2,024,198	$2,211	$273,578	$5,673

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class	Voya High Yield Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$94,485	$273,886	$7,491	$588	$249,872
Total assets	94,485	273,886	7,491	588	249,872
Net assets	$94,485	$273,886	$7,491	$588	$249,872

Net assets
Accumulation units	94,485	273,886	7,491	588	249,872
Total net assets	$94,485	$273,886	$7,491	$588	$249,872

Total number of mutual fund shares	8,458,784	273,886,158	7,491,144	59,167	25,138,043

Cost of mutual fund shares	$89,764	$273,886	$7,491	$585	$252,180

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Large Cap Value Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$1,457,697	$57	$1,221,580	$13,412	$428
Total assets	1,457,697	57	1,221,580	13,412	428
Net assets	$1,457,697	$57	$1,221,580	$13,412	$428

Net assets
Accumulation units	1,457,697	57	1,221,580	13,412	428
Total net assets	$1,457,697	$57	$1,221,580	$13,412	$428

Total number of mutual fund shares	81,163,553	2,871	63,590,840	704,770	35,750

Cost of mutual fund shares	$1,370,419	$53	$1,158,730	$12,756	$415

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Large Cap Value Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$632,792	$18,878	$322,441	$2,435,436	$1,640,581
Total assets	632,792	18,878	322,441	2,435,436	1,640,581
Net assets	$632,792	$18,878	$322,441	$2,435,436	$1,640,581

Net assets
Accumulation units	632,792	18,878	322,441	2,435,436	1,640,581
Total net assets	$632,792	$18,878	$322,441	$2,435,436	$1,640,581

Total number of mutual fund shares	52,557,441	1,852,616	34,633,872	187,341,260	135,585,238

Cost of mutual fund shares	$621,417	$18,865	$313,834	$2,090,494	$1,533,323
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$886,812	$222,779	$731	$139,743	$284
Total assets	886,812	222,779	731	139,743	284
Net assets	$886,812	$222,779	$731	$139,743	$284

Net assets
Accumulation units	886,812	222,779	731	139,743	284
Total net assets	$886,812	$222,779	$731	$139,743	$284

Total number of mutual fund shares	76,780,220	13,244,874	77,560	14,391,709	22,221

Cost of mutual fund shares	$844,204	$221,140	$715	$137,163	$265

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service 2 Class
Assets
Investments in mutual funds at fair value	$58,765	$768	$662	$117,079	$10,363
Total assets	58,765	768	662	117,079	10,363
Net assets	$58,765	$768	$662	$117,079	$10,363

Net assets
Accumulation units	58,765	768	662	117,079	10,363
Total net assets	$58,765	$768	$662	$117,079	$10,363

Total number of mutual fund shares	4,506,527	58,422	18,202	3,055,308	272,218

Cost of mutual fund shares	$46,955	$593	$631	$76,781	$7,059

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$770	$272,325	$25,447	$1,674	$294,721
Total assets	770	272,325	25,447	1,674	294,721
Net assets	$770	$272,325	$25,447	$1,674	$294,721

Net assets
Accumulation units	770	272,325	25,447	1,674	294,721
Total net assets	$770	$272,325	$25,447	$1,674	$294,721

Total number of mutual fund shares	33,864	11,712,900	1,106,390	79,726	13,359,954

Cost of mutual fund shares	$842	$300,806	$28,345	$1,575	$240,362

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
Assets
Investments in mutual funds at fair value	$9,996	$1,235	$2,145	$260,382	$37,886
Total assets	9,996	1,235	2,145	260,382	37,886
Net assets	$9,996	$1,235	$2,145	$260,382	$37,886

Net assets
Accumulation units	9,996	1,235	2,145	260,382	37,886
Total net assets	$9,996	$1,235	$2,145	$260,382	$37,886

Total number of mutual fund shares	458,752	82,907	133,558	14,998,951	2,205,221

Cost of mutual fund shares	$8,186	$1,522	$2,066	$247,489	$36,244

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	VY® T. Rowe Price Equity Income Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$43,265	$2,373,225	$53,293	$1,293	$872
Total assets	43,265	2,373,225	53,293	1,293	872
Net assets	$43,265	$2,373,225	$53,293	$1,293	$872

Net assets
Accumulation units	43,265	2,373,225	53,293	1,293	872
Total net assets	$43,265	$2,373,225	$53,293	$1,293	$872

Total number of mutual fund shares	1,546,275	80,667,064	1,825,717	129,696	53,639

Cost of mutual fund shares	$40,015	$2,137,354	$48,780	$1,636	$838

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Global Bond Portfolio - Advisor	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$129,479	$466	$3,477	$661	$292,457
Total assets	129,479	466	3,477	661	292,457
Net assets	$129,479	$466	$3,477	$661	$292,457

Net assets
Accumulation units	129,479	466	3,477	661	292,457
Total net assets	$129,479	$466	$3,477	$661	$292,457

Total number of mutual fund shares	7,953,246	43,757	321,332	58,217	25,631,609

Cost of mutual fund shares	$111,862	$472	$3,499	$720	$283,094

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Solution 2025 Portfolio - Adviser Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$487	$13,467	$240	$8,445	$99
Total assets	487	13,467	240	8,445	99
Net assets	$487	$13,467	$240	$8,445	$99

Net assets
Accumulation units	487	13,467	240	8,445	99
Total net assets	$487	$13,467	$240	$8,445	$99

Total number of mutual fund shares	42,856	1,163,996	20,662	713,877	8,636

Cost of mutual fund shares	$495	$13,076	$240	$8,141	$99

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$845	$7	$698	$13,449	$540,082
Total assets	845	7	698	13,449	540,082
Net assets	$845	$7	$698	$13,449	$540,082

Net assets
Accumulation units	845	7	698	13,449	540,082
Total net assets	$845	$7	$698	$13,449	$540,082

Total number of mutual fund shares	72,475	491	59,349	1,125,417	42,660,506

Cost of mutual fund shares	$845	$7	$667	$12,754	$506,387

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class
Assets
Investments in mutual funds at fair value	$1,173	$2,481	$1,423	$979	$610
Total assets	1,173	2,481	1,423	979	610
Net assets	$1,173	$2,481	$1,423	$979	$610

Net assets
Accumulation units	1,173	2,481	1,423	979	610
Total net assets	$1,173	$2,481	$1,423	$979	$610

Total number of mutual fund shares	105,457	210,416	72,774	59,775	40,511

Cost of mutual fund shares	$1,247	$2,473	$1,805	$1,188	$716

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class
Assets
Investments in mutual funds at fair value	$68,324	$1,204	$915	$409,156	$322,425
Total assets	68,324	1,204	915	409,156	322,425
Net assets	$68,324	$1,204	$915	$409,156	$322,425

Net assets
Accumulation units	68,324	1,204	915	409,156	322,425
Total net assets	$68,324	$1,204	$915	$409,156	$322,425

Total number of mutual fund shares	4,385,387	27,776	20,748	9,343,584	7,475,656

Cost of mutual fund shares	$52,466	$1,244	$839	$423,476	$328,570

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® Invesco Oppenheimer Global Portfolio - Adviser Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class
Assets
Investments in mutual funds at fair value	$956	$2,923	$131,160	$2,015	$97,865
Total assets	956	2,923	131,160	2,015	97,865
Net assets	$956	$2,923	$131,160	$2,015	$97,865

Net assets
Accumulation units	956	2,923	131,160	2,015	97,865
Total net assets	$956	$2,923	$131,160	$2,015	$97,865

Total number of mutual fund shares	51,914	150,197	7,066,816	117,503	5,589,100

Cost of mutual fund shares	$1,032	$2,432	$130,870	$2,180	$106,946

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S
Assets
Investments in mutual funds at fair value	$844	$7,683	$3,439	$2,195	$426
Total assets	844	7,683	3,439	2,195	426
Net assets	$844	$7,683	$3,439	$2,195	$426

Net assets
Accumulation units	844	7,683	3,439	2,195	426
Total net assets	$844	$7,683	$3,439	$2,195	$426

Total number of mutual fund shares	76,726	644,036	47,826	170,292	27,544

Cost of mutual fund shares	$779	$6,884	$3,773	$2,127	$390

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Strategic Allocation Moderate Portfolio - Class S	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Growth and Income Portfolio - Class S	Voya Euro STOXX 50® Index Portfolio - Class A
Assets
Investments in mutual funds at fair value	$929	$814,193	$633	$442,220	$16,326
Total assets	929	814,193	633	442,220	16,326
Net assets	$929	$814,193	$633	$442,220	$16,326

Net assets
Accumulation units	929	814,193	633	442,220	16,326
Total net assets	$929	$814,193	$633	$442,220	$16,326

Total number of mutual fund shares	63,964	29,151,209	22,249	15,816,158	1,599,064

Cost of mutual fund shares	$848	$792,403	$629	$431,700	$16,692

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya FTSE 100® Index Portfolio - Class A	Voya Global Equity Portfolio - Class A	Voya Global Equity Portfolio - Class S	Voya Hang Seng Index Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S
Assets
Investments in mutual funds at fair value	$4,097	$21	$498,785	$19,734	$121,338
Total assets	4,097	21	498,785	19,734	121,338
Net assets	$4,097	$21	$498,785	$19,734	$121,338

Net assets
Accumulation units	4,097	21	498,785	19,734	121,338
Total net assets	$4,097	$21	$498,785	$19,734	$121,338

Total number of mutual fund shares	532,773	1,963	45,886,399	1,899,320	4,258,985

Cost of mutual fund shares	$4,671	$19	$442,618	$24,888	$97,635

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S	Voya Japan TOPIX® Index Portfolio - Class A
Assets
Investments in mutual funds at fair value	$64,681	$49,188	$509,295	$20,185	$6,543
Total assets	64,681	49,188	509,295	20,185	6,543
Net assets	$64,681	$49,188	$509,295	$20,185	$6,543

Net assets
Accumulation units	64,681	49,188	509,295	20,185	6,543
Total net assets	$64,681	$49,188	$509,295	$20,185	$6,543

Total number of mutual fund shares	3,379,367	2,385,448	49,017,812	1,916,901	764,355

Cost of mutual fund shares	$64,053	$42,630	$467,231	$18,311	$7,772

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S
Assets
Investments in mutual funds at fair value	$544,818	$2,888	$403,442	$42	$795,759
Total assets	544,818	2,888	403,442	42	795,759
Net assets	$544,818	$2,888	$403,442	$42	$795,759

Net assets
Accumulation units	544,818	2,888	403,442	42	795,759
Total net assets	$544,818	$2,888	$403,442	$42	$795,759

Total number of mutual fund shares	12,765,176	118,457	16,313,862	1,714	33,046,466

Cost of mutual fund shares	$457,196	$2,505	$265,916	$34	$751,114

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S
Assets
Investments in mutual funds at fair value	$528,903	$3,787	$175,703	$2,901	$378,740
Total assets	528,903	3,787	175,703	2,901	378,740
Net assets	$528,903	$3,787	$175,703	$2,901	$378,740

Net assets
Accumulation units	528,903	3,787	175,703	2,901	378,740
Total net assets	$528,903	$3,787	$175,703	$2,901	$378,740

Total number of mutual fund shares	14,749,108	289,515	13,063,413	211,016	26,766,062

Cost of mutual fund shares	$478,183	$4,050	$181,816	$2,925	$369,851

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya Small Company Portfolio - Class A	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S	Voya MidCap Opportunities Portfolio - Class A	Voya MidCap Opportunities Portfolio - Class S
Assets
Investments in mutual funds at fair value	$425	$68,075	$165,561	$1,376	$725,676
Total assets	425	68,075	165,561	1,376	725,676
Net assets	$425	$68,075	$165,561	$1,376	$725,676

Net assets
Accumulation units	425	68,075	165,561	1,376	725,676
Total net assets	$425	$68,075	$165,561	$1,376	$725,676

Total number of mutual fund shares	26,709	4,130,745	15,244,984	110,448	56,123,409

Cost of mutual fund shares	$502	$77,603	$162,016	$1,357	$705,919

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Voya SmallCap Opportunities Portfolio - Class A	Voya SmallCap Opportunities Portfolio - Class S	Wells Fargo VT Omega Growth Fund - Class 2	Wells Fargo VT Index Asset Allocation Fund - Class 2	Wells Fargo VT Small Cap Growth Fund - Class 2
Assets
Investments in mutual funds at fair value	$1,494	$28,450	$658	$684	$266
Total assets	1,494	28,450	658	684	266
Net assets	$1,494	$28,450	$658	$684	$266

Net assets
Accumulation units	1,494	28,450	658	684	266
Total net assets	$1,494	$28,450	$658	$684	$266

Total number of mutual fund shares	76,362	1,376,389	21,545	33,278	26,831

Cost of mutual fund shares	$1,789	$31,859	$537	$486	$229

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2019
(Dollars in thousands)

	Wells Fargo VT Omega Growth Fund - Class 2	Wells Fargo VT Index Asset Allocation Fund - Class 2	Wells Fargo VT Small Cap Growth Fund - Class 2
Assets
Investments in mutual funds at fair value	$658	$684	$266
Total assets	658	684	266
Net assets	$658	$684	$266

Net assets
Accumulation units	658	684	266
Total net assets	$658	$684	$266

Total number of mutual fund shares	21,545	33,278	26,831

Cost of mutual fund shares	$537	$486	$229

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Invesco V.I. Balanced- Risk Allocation Fund - Series II Shares	American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	American Funds Insurance Series Bond Fund - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4	American Funds Insurance Series Global Growth Fund - Class 4
Net investment income (loss)
Investment Income:
Dividends	$—	$83	$53	$60	$17
Expenses:
Mortality and expense risk charges	1	45	15	21	16
Total expenses	1	45	15	21	16
Net investment income (loss)	(1)	38	38	39	1

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(1)	(57)	(8)	30	44
Capital gains distributions	—	361	—	—	103
Total realized gain (loss) on investments and capital gains distributions	(1)	304	(8)	30	147
Net unrealized appreciation (depreciation) of investments	17	439	100	283	370
Net realized and unrealized gain (loss) on investments	16	743	92	313	517
Net increase (decrease) in net assets resulting from operations	$15	$781	$130	$352	$518

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III
Net investment income (loss)
Investment Income:
Dividends	$43	$20	$9	$82	$6,804
Expenses:
Mortality and expense risk charges	70	13	10	37	9,624
Total expenses	70	13	10	37	9,624
Net investment income (loss)	(27)	7	(1)	45	(2,820)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	189	35	24	64	(107)
Capital gains distributions	856	42	46	309	21,470
Total realized gain (loss) on investments and capital gains distributions	1,045	77	70	373	21,363
Net unrealized appreciation (depreciation) of investments	962	242	214	639	63,339
Net realized and unrealized gain (loss) on investments	2,007	319	284	1,012	84,702
Net increase (decrease) in net assets resulting from operations	$1,980	$326	$283	$1,057	$81,882
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Asset Allocation Fund, Variable Series - Class 1	Columbia Small Cap Value Fund, Variable Series - Class 2
Net investment income (loss)
Investment Income:
Dividends	$138	$3	$—	$2	$166
Expenses:
Mortality and expense risk charges	24	1	20	1	1,127
Total expenses	24	1	20	1	1,127
Net investment income (loss)	114	2	(20)	1	(961)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	—	—	2	(547)
Capital gains distributions	—	1	309	4	5,435
Total realized gain (loss) on investments and capital gains distributions	—	1	309	6	4,888
Net unrealized appreciation (depreciation) of investments	222	21	482	6	6,671
Net realized and unrealized gain (loss) on investments	222	22	791	12	11,559
Net increase (decrease) in net assets resulting from operations	$336	$24	$771	$13	$10,598

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Columbia Small Company Growth Fund, Variable Series - Class 1	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$9	$26	$7
Expenses:
Mortality and expense risk charges	1	2	13	8	1
Total expenses	1	2	13	8	1
Net investment income (loss)	(1)	(2)	(4)	18	6

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	26	(18)	(2)	—
Capital gains distributions	10	—	128	—	—
Total realized gain (loss) on investments and capital gains distributions	10	26	110	(2)	—
Net unrealized appreciation (depreciation) of investments	5	7	182	74	11
Net realized and unrealized gain (loss) on investments	15	33	292	72	11
Net increase (decrease) in net assets resulting from operations	$14	$31	$288	$90	$17

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Eaton Vance VT Floating- Rate Income Fund - Initial Class	Federated High Income Bond Fund II - Service Shares	Federated Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
Net investment income (loss)
Investment Income:
Dividends	$229	$20	$—	$116	$3
Expenses:
Mortality and expense risk charges	44	3	2	30	3
Total expenses	44	3	2	30	3
Net investment income (loss)	185	17	(2)	86	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	2	(5)	(4)	5	(15)
Capital gains distributions	—	—	19	27	33
Total realized gain (loss) on investments and capital gains distributions	2	(5)	15	32	18
Net unrealized appreciation (depreciation) of investments	141	29	48	229	63
Net realized and unrealized gain (loss) on investments	143	24	63	261	81
Net increase (decrease) in net assets resulting from operations	$328	$41	$61	$347	$81

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2
Net investment income (loss)
Investment Income:
Dividends	$14	$13	$1	$81	$51
Expenses:
Mortality and expense risk charges	9	8	1	83	6
Total expenses	9	8	1	83	6
Net investment income (loss)	5	5	—	(2)	45

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	—	(6)	(2)	(162)	(1)
Capital gains distributions	31	126	9	1,289	—
Total realized gain (loss) on investments and capital gains distributions	31	120	7	1,127	(1)
Net unrealized appreciation (depreciation) of investments	32	27	6	568	27
Net realized and unrealized gain (loss) on investments	63	147	13	1,695	26
Net increase (decrease) in net assets resulting from operations	$68	$152	$13	$1,693	$71

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Templeton Global Bond VIP Fund - Class 2	Ivy VIP Securian Real Estate Securities - Class II	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Energy
Net investment income (loss)
Investment Income:
Dividends	$291	$3	$9	$10	$—
Expenses:
Mortality and expense risk charges	34	3	3	7	3
Total expenses	34	3	3	7	3
Net investment income (loss)	257	—	6	3	(3)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	33	2	12	1	(43)
Capital gains distributions	—	1	17	44	—
Total realized gain (loss) on investments and capital gains distributions	33	3	29	45	(43)
Net unrealized appreciation (depreciation) of investments	(242)	47	53	78	57
Net realized and unrealized gain (loss) on investments	(209)	50	82	123	14
Net increase (decrease) in net assets resulting from operations	$48	$50	$88	$126	$11
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Ivy VIP High Income	Ivy VIP International Core Equity	Ivy VIP Mid Cap Growth	Ivy VIP Science and Technology	Ivy VIP Small Cap Core - Class II
Net investment income (loss)
Investment Income:
Dividends	$77	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	8	—	3	6	2
Total expenses	8	—	3	6	2
Net investment income (loss)	69	—	(3)	(6)	(2)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	0	—	46	34	(5)
Capital gains distributions	—	1	103	88	38
Total realized gain (loss) on investments and capital gains distributions	0	1	149	122	33
Net unrealized appreciation (depreciation) of investments	45	1	23	235	10
Net realized and unrealized gain (loss) on investments	45	2	172	357	43
Net increase (decrease) in net assets resulting from operations	$114	$2	$169	$351	$41

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Ivy VIP Small Cap Growth	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II
Net investment income (loss)
Investment Income:
Dividends	$—	$67	$1	$30	$1
Expenses:
Mortality and expense risk charges	6	37	22	7	1
Total expenses	6	37	22	7	1
Net investment income (loss)	(6)	30	(21)	23	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(68)	128	74	(6)	—
Capital gains distributions	58	104	150	—	1
Total realized gain (loss) on investments and capital gains distributions	(10)	232	224	(6)	1
Net unrealized appreciation (depreciation) of investments	146	529	467	73	13
Net realized and unrealized gain (loss) on investments	136	761	691	67	14
Net increase (decrease) in net assets resulting from operations	$130	$791	$670	$90	$14

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	ClearBridge Variable Mid Cap Portfolio - Class II	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Strategic Income Portfolio - Service Class	MFS VIT Research Series Portfolio - Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$10	$3	$6
Expenses:
Mortality and expense risk charges	1	—	3	4	4
Total expenses	1	—	3	4	4
Net investment income (loss)	(1)	—	7	(1)	2

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	—	(1)	1	1
Capital gains distributions	1	—	—	49	12
Total realized gain (loss) on investments and capital gains distributions	2	—	(1)	50	13
Net unrealized appreciation (depreciation) of investments	34	1	23	66	72
Net realized and unrealized gain (loss) on investments	36	1	22	116	85
Net increase (decrease) in net assets resulting from operations	$35	$1	$29	$115	$87

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	MFS VIT Value Series - Service Class	MFS VIT III Global Real Estate Portfolio - Service Class	Invesco Oppenheimer V.I. Main Street Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
Net investment income (loss)
Investment Income:
Dividends	$12	$27	$4	$—	$—
Expenses:
Mortality and expense risk charges	6	8	6	15	4
Total expenses	6	8	6	15	4
Net investment income (loss)	6	19	(2)	(15)	(4)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	1	22	(8)	(95)	(4)
Capital gains distributions	30	5	80	152	52
Total realized gain (loss) on investments and capital gains distributions	31	27	72	57	48
Net unrealized appreciation (depreciation) of investments	114	138	60	273	78
Net realized and unrealized gain (loss) on investments	145	165	132	330	126
Net increase (decrease) in net assets resulting from operations	$151	$184	$130	$315	$122

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Invesco Oppenheimer V.I. International Growth Fund - Series II	Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	PIMCO All Asset Portfolio - Administrativ e Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class
Net investment income (loss)
Investment Income:
Dividends	$8	8	$6	$56	$63
Expenses:
Mortality and expense risk charges	8	2	2	17	39
Total expenses	8	2	2	17	39
Net investment income (loss)	—	6	4	39	24

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	23	—	2	(3)	(164)
Capital gains distributions	52	—	—	—	—
Total realized gain (loss) on investments and capital gains distributions	75	—	2	(3)	(164)
Net unrealized appreciation (depreciation) of investments	184	6	14	24	411
Net realized and unrealized gain (loss) on investments	259	6	16	21	247
Net increase (decrease) in net assets resulting from operations	$259	$12	$20	$60	$271

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	PIMCO Short- Term Portfolio - Administrative Class	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Bull	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity
Net investment income (loss)
Investment Income:
Dividends	$51	$159	$19	$53	$3
Expenses:
Mortality and expense risk charges	17	48	126	34	27
Total expenses	17	48	126	34	27
Net investment income (loss)	34	111	(107)	19	(24)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(1)	(6)	514	56	(125)
Capital gains distributions	—	—	121	—	63
Total realized gain (loss) on investments and capital gains distributions	(1)	(6)	635	56	(62)
Net unrealized appreciation (depreciation) of investments	8	277	1,096	197	(228)
Net realized and unrealized gain (loss) on investments	7	271	1,731	253	(290)
Net increase (decrease) in net assets resulting from operations	$41	$382	$1,624	$272	$(314)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Putnam VT Income Fund - Class 1B	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares
Net investment income (loss)
Investment Income:
Dividends	$24	$—	$—	$20	$2
Expenses:
Mortality and expense risk charges	7	—	—	8	1
Total expenses	7	—	—	8	1
Net investment income (loss)	17	—	—	12	1

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	4	—	—	4	2
Capital gains distributions	5	—	—	—	20
Total realized gain (loss) on investments and capital gains distributions	9	—	—	4	22
Net unrealized appreciation (depreciation) of investments	57	4	1	94	29
Net realized and unrealized gain (loss) on investments	66	4	1	98	51
Net increase (decrease) in net assets resulting from operations	$83	$4	$1	$110	$52

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$2	$0	$—	$56	$54
Expenses:
Mortality and expense risk charges	2	42	41	13	28
Total expenses	2	42	41	13	28
Net investment income (loss)	—	(42)	(41)	43	26

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(37)	450	258	29	192
Capital gains distributions	32	142	219	4	103
Total realized gain (loss) on investments and capital gains distributions	(5)	592	477	33	295
Net unrealized appreciation (depreciation) of investments	66	743	741	201	79
Net realized and unrealized gain (loss) on investments	61	1,335	1,218	234	374
Net increase (decrease) in net assets resulting from operations	$61	$1,293	$1,177	$277	$400

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class A	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$90	$66,643	$91	$12,704	$218
Expenses:
Mortality and expense risk charges	24	35,925	19	4,975	92
Total expenses	24	35,925	19	4,975	92
Net investment income (loss)	66	30,718	72	7,729	126

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8	2,467	(5)	4,743	(29)
Capital gains distributions	4	2,439	123	15,995	283
Total realized gain (loss) on investments and capital gains distributions	12	4,906	118	20,738	254
Net unrealized appreciation (depreciation) of investments	166	122,982	131	13,871	352
Net realized and unrealized gain (loss) on investments	178	127,888	249	34,609	606
Net increase (decrease) in net assets resulting from operations	$244	$158,606	$321	$42,338	$732

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class	Voya High Yield Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$3,152	$4,924	$125	$30	$13,479
Expenses:
Mortality and expense risk charges	1,630	4,917	107	5	4,552
Total expenses	1,630	4,917	107	5	4,552
Net investment income (loss)	1,522	7	18	25	8,927

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	596	—	—	(14)	(3,908)
Capital gains distributions	4,033	213	6	—	—
Total realized gain (loss) on investments and capital gains distributions	4,629	213	6	(14)	(3,908)
Net unrealized appreciation (depreciation) of investments	8,120	—	—	75	26,696
Net realized and unrealized gain (loss) on investments	12,749	213	6	61	22,788
Net increase (decrease) in net assets resulting from operations	$14,271	$220	$24	$86	$31,715

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Large Cap Value Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$1,243	$—	$4,984	$36	$6
Expenses:
Mortality and expense risk charges	25,206	—	20,890	247	3
Total expenses	25,206	—	20,890	247	3
Net investment income (loss)	(23,963)	—	(15,906)	(211)	3

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	62,248	—	3,919	(3)	1
Capital gains distributions	249,331	8	197,690	2,219	28
Total realized gain (loss) on investments and capital gains distributions	311,579	8	201,609	2,216	29
Net unrealized appreciation (depreciation) of investments	81,832	7	129,413	1,425	50
Net realized and unrealized gain (loss) on investments	393,411	15	331,022	3,641	79
Net increase (decrease) in net assets resulting from operations	$369,448	$15	$315,116	$3,430	$82

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Large Cap Value Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$11,414	$322	$5,952	$44,623	$31,095
Expenses:
Mortality and expense risk charges	11,130	329	5,620	42,726	28,644
Total expenses	11,130	329	5,620	42,726	28,644
Net investment income (loss)	284	(7)	332	1,897	2,451

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(5,605)	(124)	(2,140)	102,711	49,372
Capital gains distributions	44,982	—	8,294	177,326	104,752
Total realized gain (loss) on investments and capital gains distributions	39,377	(124)	6,154	280,037	154,124
Net unrealized appreciation (depreciation) of investments	88,878	620	28,882	149,387	114,510
Net realized and unrealized gain (loss) on investments	128,255	496	35,036	429,424	268,634
Net increase (decrease) in net assets resulting from operations	$128,539	$489	$35,368	$431,321	$271,085

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$17,245	$2,696	$14	$3,201	$6
Expenses:
Mortality and expense risk charges	15,280	196	6	2,529	2
Total expenses	15,280	196	6	2,529	2
Net investment income (loss)	1,965	2,500	8	672	4

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	15,826	44	1	(3,641)	(1)
Capital gains distributions	38,570	—	—	—	—
Total realized gain (loss) on investments and capital gains distributions	54,396	44	1	(3,641)	(1)
Net unrealized appreciation (depreciation) of investments	68,526	1,638	39	11,904	54
Net realized and unrealized gain (loss) on investments	122,922	1,682	40	8,263	53
Net increase (decrease) in net assets resulting from operations	$124,887	$4,182	$48	$8,935	$57

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$1,574	$20	$12	$2,508	$206
Expenses:
Mortality and expense risk charges	1,017	15	4	2,126	198
Total expenses	1,017	15	4	2,126	198
Net investment income (loss)	557	5	8	382	8

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	4,180	60	(8)	15,471	1,457
Capital gains distributions	—	—	3	582	52
Total realized gain (loss) on investments and capital gains distributions	4,180	60	(5)	16,053	1,509
Net unrealized appreciation (depreciation) of investments	7,334	92	149	11,034	886
Net realized and unrealized gain (loss) on investments	11,514	152	144	27,087	2,395
Net increase (decrease) in net assets resulting from operations	$12,071	$157	$152	$27,469	$2,403

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$17	$6,571	$597	$—	$37
Expenses:
Mortality and expense risk charges	6	4,736	486	16	4,999
Total expenses	6	4,736	486	16	4,999
Net investment income (loss)	11	1,835	111	(16)	(4,962)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(87)	(8,627)	305	62	2,200
Capital gains distributions	97	31,974	3,101	101	16,073
Total realized gain (loss) on investments and capital gains distributions	10	23,347	3,406	163	18,273
Net unrealized appreciation (depreciation) of investments	170	30,472	1,609	284	59,203
Net realized and unrealized gain (loss) on investments	180	53,819	5,015	447	77,476
Net increase (decrease) in net assets resulting from operations	$191	$55,654	$5,126	$431	$72,514

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service 2 Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$—	$1	$1,356	$66	$13
Expenses:
Mortality and expense risk charges	180	11	3,604	365	18
Total expenses	180	11	3,604	365	18
Net investment income (loss)	(180)	(10)	(2,248)	(299)	(5)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(45)	(19)	(43,882)	(1,125)	2
Capital gains distributions	559	324	54,069	5,243	233
Total realized gain (loss) on investments and capital gains distributions	514	305	10,187	4,118	235
Net unrealized appreciation (depreciation) of investments	2,134	(26)	34,951	186	280
Net realized and unrealized gain (loss) on investments	2,648	279	45,138	4,304	515
Net increase (decrease) in net assets resulting from operations	$2,468	$269	$42,890	$4,005	$510

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$2,082	$248	$512	$33,454	$674
Expenses:
Mortality and expense risk charges	4,603	706	311	41,172	981
Total expenses	4,603	706	311	41,172	981
Net investment income (loss)	(2,521)	(458)	201	(7,718)	(307)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(1,477)	235	271	77,848	1,522
Capital gains distributions	26,406	3,880	2,167	122,281	2,793
Total realized gain (loss) on investments and capital gains distributions	24,929	4,115	2,438	200,129	4,315
Net unrealized appreciation (depreciation) of investments	38,570	5,137	5,451	276,383	6,602
Net realized and unrealized gain (loss) on investments	63,499	9,252	7,889	476,512	10,917
Net increase (decrease) in net assets resulting from operations	$60,978	$8,794	$8,090	$468,794	$10,610
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® T. Rowe Price Equity Income Portfolio - Adviser Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service 2 Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$27	$10,003	$359	$3	$892
Expenses:
Mortality and expense risk charges	11	6,841	268	7	2,213
Total expenses	11	6,841	268	7	2,213
Net investment income (loss)	16	3,162	91	(4)	(1,321)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(11)	(130,842)	(4,764)	1	2,148
Capital gains distributions	321	105,444	3,961	45	7,461
Total realized gain (loss) on investments and capital gains distributions	310	(25,398)	(803)	46	9,609
Net unrealized appreciation (depreciation) of investments	(62)	103,158	3,679	122	19,978
Net realized and unrealized gain (loss) on investments	248	77,760	2,876	168	29,587
Net increase (decrease) in net assets resulting from operations	$264	$80,922	$2,967	$164	$28,266

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Templeton Global Growth Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service 2 Class	Voya Global Bond Portfolio - Adviser Class	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$4,235	$75	$12	$96	$10
Expenses:
Mortality and expense risk charges	1,399	27	4	37	7
Total expenses	1,399	27	4	37	7
Net investment income (loss)	2,836	48	8	59	3

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(51,539)	(953)	2	(29)	(2)
Capital gains distributions	15,759	298	8	62	53
Total realized gain (loss) on investments and capital gains distributions	(35,780)	(655)	10	33	51
Net unrealized appreciation (depreciation) of investments	31,529	566	13	140	33
Net realized and unrealized gain (loss) on investments	(4,251)	(89)	23	173	84
Net increase (decrease) in net assets resulting from operations	$(1,415)	$(41)	$31	$232	$87

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$5,459	$12	$310	$6	$179
Expenses:
Mortality and expense risk charges	5,253	5	140	3	86
Total expenses	5,253	5	140	3	86
Net investment income (loss)	206	7	170	3	93

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,069	2	434	(9)	141
Capital gains distributions	24,116	32	754	24	610
Total realized gain (loss) on investments and capital gains distributions	32,185	34	1,188	15	751
Net unrealized appreciation (depreciation) of investments	7,098	33	734	33	655
Net realized and unrealized gain (loss) on investments	39,283	67	1,922	48	1,406
Net increase (decrease) in net assets resulting from operations	$39,489	$74	$2,092	$51	$1,499

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Solution 2045 Portfolio - Adviser Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$1	$16	$—	$15	$384
Expenses:
Mortality and expense risk charges	1	10	—	4	143
Total expenses	1	10	—	4	143
Net investment income (loss)	—	6	—	11	241

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	2	36	2	9	101
Capital gains distributions	8	73	1	12	278
Total realized gain (loss) on investments and capital gains distributions	10	109	3	21	379
Net unrealized appreciation (depreciation) of investments	7	53	9	47	939
Net realized and unrealized gain (loss) on investments	17	162	12	68	1,318
Net increase (decrease) in net assets resulting from operations	$17	$168	$12	$79	$1,559

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Baron Growth Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$12,028	$13	$31	$—	$—
Expenses:
Mortality and expense risk charges	9,076	10	25	11	4,868
Total expenses	9,076	10	25	11	4,868
Net investment income (loss)	2,952	3	6	(11)	(4,868)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	3,926	(10)	(139)	23	(65,845)
Capital gains distributions	41,906	126	253	662	129,673
Total realized gain (loss) on investments and capital gains distributions	45,832	116	114	685	63,828
Net unrealized appreciation (depreciation) of investments	50,793	174	509	(250)	24,910
Net realized and unrealized gain (loss) on investments	96,625	290	623	435	88,738
Net increase (decrease) in net assets resulting from operations	$99,577	$293	$629	$424	$83,870

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$12	$3,899	$—	$232	$3,569
Expenses:
Mortality and expense risk charges	6	3,682	6	1,245	2,597
Total expenses	6	3,682	6	1,245	2,597
Net investment income (loss)	6	217	(6)	(1,013)	972

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(2)	(51,958)	(15)	7,970	4,339
Capital gains distributions	338	77,811	75	8,567	31,502
Total realized gain (loss) on investments and capital gains distributions	336	25,853	60	16,537	35,841
Net unrealized appreciation (depreciation) of investments	(110)	26,297	72	(3,886)	(8,721)
Net realized and unrealized gain (loss) on investments	226	52,150	132	12,651	27,120
Net increase (decrease) in net assets resulting from operations	$232	$52,367	$126	$11,638	$28,092

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Oppenheimer Global Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$19	$18	$7,273	$5,337	$—
Expenses:
Mortality and expense risk charges	9	7	7,167	5,588	7
Total expenses	9	7	7,167	5,588	7
Net investment income (loss)	10	11	106	(251)	(7)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(6)	31	(7,966)	(2,609)	(2)
Capital gains distributions	63	47	22,153	17,549	169
Total realized gain (loss) on investments and capital gains distributions	57	78	14,187	14,940	167
Net unrealized appreciation (depreciation) of investments	123	64	53,982	37,988	96
Net realized and unrealized gain (loss) on investments	180	142	68,169	52,928	263
Net increase (decrease) in net assets resulting from operations	$190	$153	$68,275	$52,677	$256

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® Invesco Oppenheimer Global Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$14	$274	$14	$891	$2
Expenses:
Mortality and expense risk charges	33	2,185	18	1,702	9
Total expenses	33	2,185	18	1,702	9
Net investment income (loss)	(19)	(1,911)	(4)	(811)	(7)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	137	(526)	(40)	(2,168)	16
Capital gains distributions	485	22,989	255	12,167	90
Total realized gain (loss) on investments and capital gains distributions	622	22,463	215	9,999	106
Net unrealized appreciation (depreciation) of investments	134	12,362	220	11,824	140
Net realized and unrealized gain (loss) on investments	756	34,825	435	21,823	246
Net increase (decrease) in net assets resulting from operations	$737	$32,914	$431	$21,012	$239

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	VY® T. Rowe Price Growth Equity Portfolio - Service Class	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	17	$—	$—	$46	$17
Expenses:
Mortality and expense risk charges	83	26	4,732	21	8
Total expenses	83	26	4,732	21	8
Net investment income (loss)	(66)	(26)	(4,732)	25	9

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	348	4	(29,626)	32	83
Capital gains distributions	827	796	63,026	99	62
Total realized gain (loss) on investments and capital gains distributions	1,175	800	33,400	131	145
Net unrealized appreciation (depreciation) of investments	1,151	62	33,601	95	(33)
Net realized and unrealized gain (loss) on investments	2,326	862	67,001	226	112
Net increase (decrease) in net assets resulting from operations	$2,260	$836	$62,269	$251	$121

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Strategic Allocation Moderate Portfolio - Class S	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I	Voya Growth and Income Portfolio - Class S	Voya Euro STOXX 50® Index Portfolio - Class A
Net investment income (loss)
Investment income:
Dividends	$22	$9,350	$10	$5,919	$1,731
Expenses:
Mortality and expense risk charges	10	14,004	8	7,711	296
Total expenses	10	14,004	8	7,711	296
Net investment income (loss)	12	(4,654)	2	(1,792)	1,435

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	11	26,812	5	17,212	37
Capital gains distributions	62	80,527	61	43,734	35
Total realized gain (loss) on investments and capital gains distributions	73	107,339	66	60,946	72
Net unrealized appreciation (depreciation) of investments	57	81,862	77	42,040	1,826
Net realized and unrealized gain (loss) on investments	130	189,201	143	102,986	1,898
Net increase (decrease) in net assets resulting from operations	$142	$184,547	$145	$101,194	$3,333

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya FTSE 100® Index Portfolio - Class A	Voya Global Equity Portfolio - Class A	Voya Global Equity Portfolio - Class S	Voya Global Equity Portfolio - Class T	Voya Hang Seng Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$685	$—	$10,290	$448	$1,480
Expenses:
Mortality and expense risk charges	73	—	6,957	353	392
Total expenses	73	—	6,957	353	392
Net investment income (loss)	612	—	3,333	95	1,088

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(243)	—	5,795	1,254	(2,456)
Capital gains distributions	138	1	17,367	1,510	5,417
Total realized gain (loss) on investments and capital gains distributions	(105)	1	23,162	2,764	2,961
Net unrealized appreciation (depreciation) of investments	194	2	49,538	(463)	(1,985)
Net realized and unrealized gain (loss) on investments	89	3	72,700	2,301	976
Net increase (decrease) in net assets resulting from operations	$701	$3	$76,033	$2,396	$2,064

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Index Plus LargeCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$1,698	$696	$373	$13,392	$586
Expenses:
Mortality and expense risk charges	1,994	1,074	838	8,856	347
Total expenses	1,994	1,074	838	8,856	347
Net investment income (loss)	(296)	(378)	(465)	4,536	239

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	12,373	2,349	2,511	627	365
Capital gains distributions	10,792	6,308	7,315	—	—
Total realized gain (loss) on investments and capital gains distributions	23,165	8,657	9,826	627	365
Net unrealized appreciation (depreciation) of investments	6,784	5,806	(690)	82,496	2,914
Net realized and unrealized gain (loss) on investments	29,949	14,463	9,136	83,123	3,279
Net increase (decrease) in net assets resulting from operations	$29,653	$14,085	$8,671	$87,659	$3,518

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Japan TOPIX® Index Portfolio - Class A	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I
Net investment income (loss)
Investment Income:
Dividends	$419	$1,821	$33	$5,618	$1
Expenses:
Mortality and expense risk charges	122	4,611	24	6,856	1
Total expenses	122	4,611	24	6,856	1
Net investment income (loss)	297	(2,790)	9	(1,238)	—

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(377)	18,683	53	29,898	1
Capital gains distributions	1,282	11,228	79	12,153	2
Total realized gain (loss) on investments and capital gains distributions	905	29,911	132	42,051	3
Net unrealized appreciation (depreciation) of investments	(285)	49,871	480	56,099	6
Net realized and unrealized gain (loss) on investments	620	79,782	612	98,150	9
Net increase (decrease) in net assets resulting from operations	$917	$76,992	$621	$96,912	$9

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A
Net investment income (loss)
Investment Income:
Dividends	$4,641	$1,246	$39	$2,283	$18
Expenses:
Mortality and expense risk charges	3,999	4,270	29	3,142	22
Total expenses	3,999	4,270	29	3,142	22
Net investment income (loss)	642	(3,024)	10	(859)	(4)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	5,838	27,051	(34)	(9,123)	3
Capital gains distributions	7,884	21,241	636	30,976	309
Total realized gain (loss) on investments and capital gains distributions	13,722	48,292	602	21,853	312
Net unrealized appreciation (depreciation) of investments	36,330	21,413	248	20,620	237
Net realized and unrealized gain (loss) on investments	50,052	69,705	850	42,473	549
Net increase (decrease) in net assets resulting from operations	$50,694	$66,681	$860	$41,614	$545

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class A	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S	Voya MidCap Opportunities Portfolio - Class A
Net investment income (loss)
Investment Income:
Dividends	$1,273	$—	$93	$3,572	$1
Expenses:
Mortality and expense risk charges	2,809	5	1,186	2,834	10
Total expenses	2,809	5	1,186	2,834	10
Net investment income (loss)	(1,536)	(5)	(1,093)	738	(9)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(5,561)	(7)	(3,438)	89	8
Capital gains distributions	16,380	59	10,061	—	172
Total realized gain (loss) on investments and capital gains distributions	10,819	52	6,623	89	180
Net unrealized appreciation (depreciation) of investments	25,114	37	9,074	8,873	143
Net realized and unrealized gain (loss) on investments	35,933	89	15,697	8,962	323
Net increase (decrease) in net assets resulting from operations	$34,397	$84	$14,604	$9,700	$314

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Voya MidCap Opportunities Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class A	Voya SmallCap Opportunities Portfolio - Class S	Wells Fargo VT Omega Growth Fund - Class 2	Wells Fargo VT Index Asset Allocation Fund - Class 2
Net investment income (loss)
Investment Income:
Dividends	$907	$—	$—	$—	$8
Expenses:
Mortality and expense risk charges	12,786	12	502	12	15
Total expenses	12,786	12	502	12	15
Net investment income (loss)	(11,879)	(12)	(502)	(12)	(7)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,641	(30)	(277)	15	208
Capital gains distributions	91,932	209	4,124	80	43
Total realized gain (loss) on investments and capital gains distributions	100,573	179	3,847	95	251
Net unrealized appreciation (depreciation) of investments	83,699	156	2,798	107	(97)
Net realized and unrealized gain (loss) on investments	184,272	335	6,645	202	154
Net increase (decrease) in net assets resulting from operations	$172,393	$323	$6,143	$190	$147

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Operations
For the Year Ended December 31, 2019
(Dollars in thousands)

	Wells Fargo VT Small Cap Growth Fund - Class 2	Wells Fargo VT Small Cap Growth Fund - Class 2
Net investment income (loss)
Investment Income:
Dividends	$—	$—
Expenses:
Mortality and expense risk charges	5	5
Total expenses	5	5
Net investment income (loss)	(5)	(5)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	5	5
Capital gains distributions	42	42
Total realized gain (loss) on investments and capital gains distributions	47	47
Net unrealized appreciation (depreciation) of investments	7	7
Net realized and unrealized gain (loss) on investments	54	54
Net increase (decrease) in net assets resulting from operations	$49	$49

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	American Funds Insurance Series Bond Fund - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4
Net assets at January 1, 2018	$135	$4,274	$1,936	$2,534

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	37	23	45
Total realized gain (loss) on investments and capital gains distributions	9	377	(20)	18
Net unrealized appreciation (depreciation) of investments	(19)	(857)	(39)	(267)
Net increase (decrease) in net assets resulting from operations	(9)	(443)	(36)	(204)
Changes from principal transactions:
Premiums	1	248	63	155
Death Benefits	—	(38)	(2)	(6)
Surrenders and withdrawals	(14)	(307)	(109)	(181)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(4)	305	(274)	43
Increase (decrease) in net assets derived from principal transactions	(17)	209	(322)	12
Total increase (decrease) in net assets	(26)	(235)	(358)	(193)
Net assets at December 31, 2018	109	4,039	1,578	2,341

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	38	38	39
Total realized gain (loss) on investments and capital gains distributions	(1)	304	(8)	30
Net unrealized appreciation (depreciation) of investments	17	439	100	283
Net increase (decrease) in net assets resulting from operations	15	781	130	352
Changes from principal transactions:
Premiums	12	190	98	37
Death Benefits	—	—	(1)	—
Surrenders and withdrawals	(11)	(336)	(338)	(316)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(1)	(166)	766	(188)
Increase (decrease) in net assets derived from principal transactions	—	(312)	525	(467)
Total increase (decrease) in net assets	15	469	655	(115)
Net assets at December 31, 2019	$124	$4,508	$2,233	$2,226
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	American Funds Insurance Series Global Growth Fund - Class 4	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4
Net assets at January 1, 2018	$1,855	$6,904	$1,682	$1,077

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(49)	12	(2)
Total realized gain (loss) on investments and capital gains distributions	279	1,041	137	86
Net unrealized appreciation (depreciation) of investments	(450)	(1,111)	(410)	(277)
Net increase (decrease) in net assets resulting from operations	(178)	(119)	(261)	(193)
Changes from principal transactions:
Premiums	316	665	206	315
Death Benefits	(32)	(59)	(3)	—
Surrenders and withdrawals	(319)	(547)	(46)	(81)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(1)	—	—
Transfers between Divisions (including fixed account), net	1	300	17	(80)
Increase (decrease) in net assets derived from principal transactions	(33)	359	174	154
Total increase (decrease) in net assets	(212)	239	(87)	(39)
Net assets at December 31, 2018	1,643	7,143	1,595	1,038

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(27)	7	(1)
Total realized gain (loss) on investments and capital gains distributions	147	1,045	77	70
Net unrealized appreciation (depreciation) of investments	370	962	242	214
Net increase (decrease) in net assets resulting from operations	518	1,980	326	283
Changes from principal transactions:
Premiums	17	76	13	5
Death Benefits	—	(20)	—	—
Surrenders and withdrawals	(107)	(834)	(140)	(69)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	(1)	—	—
Transfers between Divisions (including fixed acccount), net	(189)	(539)	(83)	(13)
Increase (decrease) in net assets derived from principal transactions	(279)	(1,318)	(210)	(77)
Total increase (decrease) in net assets	239	662	116	206
Net assets at December 31, 2019	$1,882	$7,805	$1,711	$1,244

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
Net assets at January 1, 2018	$4,296	$689,179	$2,215	$124

Increase (decrease) in net assets
Operations:
Net investment income (loss)	43	(5,791)	108	—
Total realized gain (loss) on investments and capital gains distributions	419	29,642	10	3
Net unrealized appreciation (depreciation) of investments	(842)	(81,505)	(210)	(10)
Net increase (decrease) in net assets resulting from operations	(380)	(57,654)	(92)	(7)
Changes from principal transactions:
Premiums	488	3,105	311	1
Death Benefits	(8)	(11,282)	—	—
Surrenders and withdrawals	(368)	(51,728)	(145)	—
Contract Charges	—	(5,925)	—	—
Cost of insurance and administrative charges	—	(79)	—	—
Transfers between Divisions (including fixed account), net	242	(10,530)	129	(1)
Increase (decrease) in net assets derived from principal transactions	354	(76,438)	296	1
Total increase (decrease) in net assets	(26)	(134,093)	203	(7)
Net assets at December 31, 2018	4,270	555,086	2,418	117

Increase (decrease) in net assets
Operations:
Net investment income (loss)	45	(2,820)	114	2
Total realized gain (loss) on investments and capital gains distributions	373	21,362	—	1
Net unrealized appreciation (depreciation) of investments	639	63,339	222	21
Net increase (decrease) in net assets resulting from operations	1,057	81,881	336	24
Changes from principal transactions:
Premiums	(3)	1,795	71	(1)
Death Benefits	—	(7,460)	—	—
Surrenders and withdrawals	(650)	(53,381)	(204)	—
Contract Charges	—	(5,462)	—	—
Cost of insurance and administrative charges	—	(64)	—	—
Transfers between Divisions (including fixed acccount), net	76	(18,728)	195	(1)
Increase (decrease) in net assets derived from principal transactions	(577)	(83,300)	62	(2)
Total increase (decrease) in net assets	480	(1,419)	398	22
Net assets at December 31, 2019	$4,750	$553,667	$2,816	$139

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Asset Allocation Fund, Variable Series - Class 1	Columbia Small Cap Value Fund, Variable Series - Class 2	Columbia Small Company Growth Fund, Variable Series - Class 1
Net assets at January 1, 2018	$1,346	$187	$80,570	$38

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(17)	(1)	(1,241)	(1)
Total realized gain (loss) on investments and capital gains distributions	191	22	12,877	6
Net unrealized appreciation (depreciation) of investments	(354)	(28)	(26,047)	(7)
Net increase (decrease) in net assets resulting from operations	(180)	(7)	(14,411)	(2)
Changes from principal transactions:
Premiums	296	—	15	—
Death Benefits	—	—	(1,225)	—
Surrenders and withdrawals	(35)	(106)	(4,897)	(1)
Contract Charges	—	—	(553)	—
Cost of insurance and administrative charges	—	—	(18)	—
Transfers between Divisions (including fixed account), net	33	1	86	—
Increase (decrease) in net assets derived from principal transactions	294	(105)	(6,592)	(1)
Total increase (decrease) in net assets	114	(112)	(21,003)	(3)
Net assets at December 31, 2018	1,460	75	59,567	35

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(20)	1	(961)	(1)
Total realized gain (loss) on investments and capital gains distributions	309	6	4,888	10
Net unrealized appreciation (depreciation) of investments	482	6	6,671	5
Net increase (decrease) in net assets resulting from operations	771	13	10,598	14
Changes from principal transactions:
Premiums	66	—	176	(3)
Death Benefits	—	(40)	(1,030)	—
Surrenders and withdrawals	(174)	(3)	(7,687)	(1)
Contract Charges	—	—	(482)	—
Cost of insurance and administrative charges	—	—	(14)	—
Transfers between Divisions (including fixed acccount), net	44	—	(591)	4
Increase (decrease) in net assets derived from principal transactions	(64)	(43)	(9,628)	—
Total increase (decrease) in net assets	707	(30)	970	14
Net assets at December 31, 2019	$2,167	$45	$60,537	$49

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B
Net assets at January 1, 2018	$402	$900	$322	$121

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	5	1	9
Total realized gain (loss) on investments and capital gains distributions	186	285	—	—
Net unrealized appreciation (depreciation) of investments	(184)	(373)	(60)	(13)
Net increase (decrease) in net assets resulting from operations	(1)	(83)	(59)	(4)
Changes from principal transactions:
Premiums	—	225	1	6
Death Benefits	—	—	—	—
Surrenders and withdrawals	(331)	(21)	(3)	(2)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	1	1	450	(1)
Increase (decrease) in net assets derived from principal transactions	(330)	206	448	4
Total increase (decrease) in net assets	(331)	122	389	(1)
Net assets at December 31, 2018	71	1,022	711	120
Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(4)	18	6
Total realized gain (loss) on investments and capital gains distributions	26	110	(2)	—
Net unrealized appreciation (depreciation) of investments	7	182	74	11
Net increase (decrease) in net assets resulting from operations	31	288	90	17
Changes from principal transactions:
Premiums	45	(2)	—	6
Death Benefits	—	—	—	—
Surrenders and withdrawals	(36)	(58)	(32)	(3)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	1	(1)	(18)	—
Increase (decrease) in net assets derived from principal transactions	10	(61)	(50)	3
Total increase (decrease) in net assets	41	227	40	20
Net assets at December 31, 2019	$112	$1,249	$751	$140

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Eaton Vance VT Floating-Rate Income Fund - Initial Class	Federated High Income Bond Fund II - Service Shares	Federated Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2
Net assets at January 1, 2018	$4,146	$216	$11	$3,702

Increase (decrease) in net assets
Operations:
Net investment income (loss)	156	21	(2)	103
Total realized gain (loss) on investments and capital gains distributions	21	(6)	4	33
Net unrealized appreciation (depreciation) of investments	(259)	(31)	(22)	(276)
Net increase (decrease) in net assets resulting from operations	(82)	(16)	(20)	(140)
Changes from principal transactions:
Premiums	985	269	55	464
Death Benefits	—	—	(7)	(7)
Surrenders and withdrawals	(383)	(24)	(9)	(274)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	1,184	(114)	204	(129)
Increase (decrease) in net assets derived from principal transactions	1,786	131	242	54
Total increase (decrease) in net assets	1,704	115	223	(86)
Net assets at December 31, 2018	5,850	331	234	3,616

Increase (decrease) in net assets
Operations:
Net investment income (loss)	185	17	(2)	86
Total realized gain (loss) on investments and capital gains distributions	2	(5)	15	32
Net unrealized appreciation (depreciation) of investments	141	29	48	229
Net increase (decrease) in net assets resulting from operations	328	41	61	347
Changes from principal transactions:
Premiums	106	5	7	162
Death Benefits	—	—	—	—
Surrenders and withdrawals	(893)	(44)	(4)	(385)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(732)	—	(61)	142
Increase (decrease) in net assets derived from principal transactions	(1,519)	(39)	(58)	(81)
Total increase (decrease) in net assets	(1,191)	2	3	266
Net assets at December 31, 2019	$4,659	$333	$237	$3,882

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
Net assets at January 1, 2018	$300	$123	$432	$63

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	5	2	(1)
Total realized gain (loss) on investments and capital gains distributions	29	32	58	7
Net unrealized appreciation (depreciation) of investments	(101)	(59)	(117)	(13)
Net increase (decrease) in net assets resulting from operations	(72)	(22)	(57)	(7)
Changes from principal transactions:
Premiums	140	709	71	—
Death Benefits	—	—	—	—
Surrenders and withdrawals	(13)	(44)	—	(6)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	44	(1)	282	2
Increase (decrease) in net assets derived from principal transactions	171	664	354	(6)
Total increase (decrease) in net assets	99	642	296	(11)
Net assets at December 31, 2018	399	765	728	52

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	5	5	—
Total realized gain (loss) on investments and capital gains distributions	18	31	120	7
Net unrealized appreciation (depreciation) of investments	63	32	27	6
Net increase (decrease) in net assets resulting from operations	81	68	152	13
Changes from principal transactions:
Premiums	2	—	33	—
Death Benefits	—	—	—	—
Surrenders and withdrawals	(108)	—	(18)	(4)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(1)	1	106	(1)
Increase (decrease) in net assets derived from principal transactions	(107)	1	121	(5)
Total increase (decrease) in net assets	(26)	69	273	8
Net assets at December 31, 2019	$373	$834	$1,001	$60

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2	Ivy VIP Securian Real Estate Securities - Class II
Net assets at January 1, 2018	$9,456	$1,291	$3,970	$184

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(18)	27	(36)	1
Total realized gain (loss) on investments and capital gains distributions	1,782	5	42	11
Net unrealized appreciation (depreciation) of investments	(2,873)	(63)	33	(24)
Net increase (decrease) in net assets resulting from operations	(1,109)	(31)	39	(12)
Changes from principal transactions:
Premiums	14	41	530	10
Death Benefits	(162)	—	(6)	—
Surrenders and withdrawals	(884)	(48)	(450)	—
Contract Charges	(44)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(201)	(267)	40	9
Increase (decrease) in net assets derived from principal transactions	(1,278)	(274)	114	19
Total increase (decrease) in net assets	(2,386)	(305)	153	7
Net assets at December 31, 2018	7,070	986	4,123	191

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	45	257	—
Total realized gain (loss) on investments and capital gains distributions	1,127	(1)	33	3
Net unrealized appreciation (depreciation) of investments	568	27	(242)	47
Net increase (decrease) in net assets resulting from operations	1,693	71	48	50
Changes from principal transactions:
Premiums	(2)	72	376	(1)
Death Benefits	(16)	—	—	—
Surrenders and withdrawals	(644)	(59)	(390)	(4)
Contract Charges	(39)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(79)	(74)	(56)	82
Increase (decrease) in net assets derived from principal transactions	(780)	(61)	(70)	77
Total increase (decrease) in net assets	913	10	(22)	127
Net assets at December 31, 2019	$7,983	$996	$4,101	$318

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Energy	Ivy VIP High Income
Net assets at January 1, 2018	$577	$557	$461	$1,260

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7	2	(4)	67
Total realized gain (loss) on investments and capital gains distributions	31	12	(27)	10
Net unrealized appreciation (depreciation) of investments	(67)	(38)	(152)	(109)
Net increase (decrease) in net assets resulting from operations	(29)	(24)	(183)	(32)
Changes from principal transactions:
Premiums	19	(24)	232	45
Death Benefits	—	—	(5)	—
Surrenders and withdrawals	(27)	(12)	(107)	(92)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(50)	16	2	(69)
Increase (decrease) in net assets derived from principal transactions	(57)	(22)	122	(117)
Total increase (decrease) in net assets	(87)	(44)	(61)	(148)
Net assets at December 31, 2018	490	513	400	1,112

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	3	(3)	69
Total realized gain (loss) on investments and capital gains distributions	29	45	(43)	—
Net unrealized appreciation (depreciation) of investments	53	78	57	45
Net increase (decrease) in net assets resulting from operations	88	126	11	114
Changes from principal transactions:
Premiums	1	198	57	73
Death Benefits	—	—	—	—
Surrenders and withdrawals	(53)	(13)	(47)	(56)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(103)	10	9	(18)
Increase (decrease) in net assets derived from principal transactions	(155)	195	19	(1)
Total increase (decrease) in net assets	(67)	321	30	113
Net assets at December 31, 2019	$423	$834	$430	$1,225

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Ivy VIP International Core Equity	Ivy VIP Mid Cap Growth	Ivy VIP Science and Technology	Ivy VIP Small Cap Core - Class II
Net assets at January 1, 2018	$6	$581	$934	$122

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(3)	(6)	(2)
Total realized gain (loss) on investments and capital gains distributions	(5)	56	172	36
Net unrealized appreciation (depreciation) of investments	(2)	(44)	(194)	(54)
Net increase (decrease) in net assets resulting from operations	(7)	9	(28)	(20)
Changes from principal transactions:
Premiums	3	74	17	122
Death Benefits	—	—	—	—
Surrenders and withdrawals	—	(97)	(159)	(6)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	5	(11)	(13)	(44)
Increase (decrease) in net assets derived from principal transactions	8	(34)	(155)	72
Total increase (decrease) in net assets	1	(25)	(183)	52
Net assets at December 31, 2018	7	556	751	174

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(3)	(6)	(2)
Total realized gain (loss) on investments and capital gains distributions	1	149	122	33
Net unrealized appreciation (depreciation) of investments	1	23	235	10
Net increase (decrease) in net assets resulting from operations	2	169	351	41
Changes from principal transactions:
Premiums	1	(9)	(55)	20
Death Benefits	—	—	—	—
Surrenders and withdrawals	—	(99)	(42)	(11)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(1)	(123)	(17)	17
Increase (decrease) in net assets derived from principal transactions	—	(231)	(114)	26
Total increase (decrease) in net assets	2	(62)	237	67
Net assets at December 31, 2019	$9	$494	$988	$241

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Ivy VIP Small Cap Growth	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares
Net assets at January 1, 2018	$388	$3,143	$1,586	$1,576

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	36	(17)	24
Total realized gain (loss) on investments and capital gains distributions	207	162	176	(25)
Net unrealized appreciation (depreciation) of investments	(271)	(227)	(194)	(32)
Net increase (decrease) in net assets resulting from operations	(67)	(29)	(35)	(33)
Changes from principal transactions:
Premiums	64	385	537	50
Death Benefits	—	—	(8)	(37)
Surrenders and withdrawals	(35)	(245)	(89)	(274)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	226	522	—	(161)
Increase (decrease) in net assets derived from principal transactions	256	662	440	(422)
Total increase (decrease) in net assets	188	633	405	(455)
Net assets at December 31, 2018	576	3,776	1,991	1,121

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	30	(21)	23
Total realized gain (loss) on investments and capital gains distributions	(10)	232	224	(6)
Net unrealized appreciation (depreciation) of investments	146	529	467	73
Net increase (decrease) in net assets resulting from operations	130	791	670	90
Changes from principal transactions:
Premiums	14	330	(12)	44
Death Benefits	—	(1)	—	(1)
Surrenders and withdrawals	(101)	(163)	(188)	(165)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	144	(255)	(6)	(29)
Increase (decrease) in net assets derived from principal transactions	57	(89)	(206)	(151)
Total increase (decrease) in net assets	187	702	464	(61)
Net assets at December 31, 2019	$763	$4,478	$2,455	$1,060

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	ClearBridge Var Aggressive Growth Portfolio II	ClearBridge Variable Mid Cap Portfolio - Class II	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Strategic Income Portfolio - Service Class
Net assets at January 1, 2018	$64	$117	$37	$279

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	(1)	—	8
Total realized gain (loss) on investments and capital gains distributions	4	3	(4)	(4)
Net unrealized appreciation (depreciation) of investments	(10)	(19)	2	(14)
Net increase (decrease) in net assets resulting from operations	(7)	(17)	(2)	(10)
Changes from principal transactions:
Premiums	13	26	—	28
Death Benefits	—	—	(26)	—
Surrenders and withdrawals	(3)	(10)	—	(26)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(9)	1	—	16
Increase (decrease) in net assets derived from principal transactions	(1)	17	(26)	18
Total increase (decrease) in net assets	(6)	—	(28)	8
Net assets at December 31, 2018	58	117	9	287

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(1)	—	7
Total realized gain (loss) on investments and capital gains distributions	1	2	—	(1)
Net unrealized appreciation (depreciation) of investments	13	34	1	23
Net increase (decrease) in net assets resulting from operations	14	35	1	29
Changes from principal transactions:
Premiums	—	(6)	—	10
Death Benefits	—	—	—	—
Surrenders and withdrawals	(3)	(16)	—	(34)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	20	3	—	7
Increase (decrease) in net assets derived from principal transactions	17	(19)	—	(17)
Total increase (decrease) in net assets	31	16	1	12
Net assets at December 31, 2019	$89	$133	$10	$299

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	MFS VIT Research Series Portfolio - Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class	MFS VIT Value Series - Service Class	MFS VIT III Global Real Estate Portfolio - Service Class
Net assets at January 1, 2018	$347	$361	$238	$581

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	—	2	17
Total realized gain (loss) on investments and capital gains distributions	56	5	31	7
Net unrealized appreciation (depreciation) of investments	(79)	(49)	(86)	(53)
Net increase (decrease) in net assets resulting from operations	(24)	(44)	(53)	(29)
Changes from principal transactions:
Premiums	75	70	258	88
Death Benefits	(6)	—	—	—
Surrenders and withdrawals	(57)	(31)	(10)	(7)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	38	(3)	(30)	91
Increase (decrease) in net assets derived from principal transactions	51	37	218	172
Total increase (decrease) in net assets	26	(8)	165	143
Net assets at December 31, 2018	373	353	403	724

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	2	6	19
Total realized gain (loss) on investments and capital gains distributions	50	13	31	27
Net unrealized appreciation (depreciation) of investments	66	72	114	138
Net increase (decrease) in net assets resulting from operations	115	87	151	184
Changes from principal transactions:
Premiums	7	(3)	(8)	25
Death Benefits	—	—	—	—
Surrenders and withdrawals	(85)	(9)	(21)	(159)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	58	87	155	179
Increase (decrease) in net assets derived from principal transactions	(20)	75	126	45
Total increase (decrease) in net assets	95	162	277	229
Net assets at December 31, 2019	$468	$515	$680	$953
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Invesco Oppenheimer V.I. Main Street Fund - Series II	Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	Invesco Oppenheimer V.I. International Growth Fund - Series II
Net assets at January 1, 2018	$470	$1,677	$267	$1,462

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(14)	(3)	(2)
Total realized gain (loss) on investments and capital gains distributions	43	162	55	77
Net unrealized appreciation (depreciation) of investments	(90)	(306)	(76)	(366)
Net increase (decrease) in net assets resulting from operations	(49)	(158)	(24)	(291)
Changes from principal transactions:
Premiums	18	13	91	249
Death Benefits	—	(40)	—	—
Surrenders and withdrawals	(8)	(233)	(14)	(242)
Contract Charges	—	(8)	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	45	9	4	(11)
Increase (decrease) in net assets derived from principal transactions	54	(260)	81	(4)
Total increase (decrease) in net assets	6	(417)	57	(295)
Net assets at December 31, 2018	476	1,260	324	1,167

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(15)	(4)	—
Total realized gain (loss) on investments and capital gains distributions	72	57	48	75
Net unrealized appreciation (depreciation) of investments	60	273	78	184
Net increase (decrease) in net assets resulting from operations	130	315	122	259
Changes from principal transactions:
Premiums	(2)	4	(39)	6
Death Benefits	—	—	—	—
Surrenders and withdrawals	(60)	(462)	(115)	(153)
Contract Charges	—	(9)	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(21)	463	89	(321)
Increase (decrease) in net assets derived from principal transactions	(83)	(4)	(65)	(468)
Total increase (decrease) in net assets	47	311	57	(209)
Net assets at December 31, 2019	$523	$1,571	$381	$958

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	PIMCO All Asset Portfolio - Administrative Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class
Net assets at January 1, 2018	$207	$198	$1,663	$4,588

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	4	19	64
Total realized gain (loss) on investments and capital gains distributions	(3)	2	(6)	(151)
Net unrealized appreciation (depreciation) of investments	(4)	(19)	(22)	(56)
Net increase (decrease) in net assets resulting from operations	(5)	(13)	(9)	(143)
Changes from principal transactions:
Premiums	3	22	170	27
Death Benefits	—	—	—	(44)
Surrenders and withdrawals	(17)	(2)	(172)	(420)
Contract Charges	—	—	—	(17)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(88)	(19)	(22)	8
Increase (decrease) in net assets derived from principal transactions	(102)	—	(24)	(446)
Total increase (decrease) in net assets	(107)	(12)	(33)	(589)
Net assets at December 31, 2018	100	186	1,630	3,999

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	4	39	24
Total realized gain (loss) on investments and capital gains distributions	—	2	(3)	(164)
Net unrealized appreciation (depreciation) of investments	6	14	24	411
Net increase (decrease) in net assets resulting from operations	12	20	60	271
Changes from principal transactions:
Premiums	—	5	100	9
Death Benefits	—	—	—	(290)
Surrenders and withdrawals	(22)	—	(324)	(335)
Contract Charges	—	—	—	(16)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	170	1	665	117
Increase (decrease) in net assets derived from principal transactions	148	6	441	(515)
Total increase (decrease) in net assets	160	26	501	(244)
Net assets at December 31, 2019	$260	$212	$2,131	$3,755

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	PIMCO Short- Term Portfolio - Administrative Class	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Bull	ProFund VP Europe 30
Net assets at January 1, 2018	$2,721	$6,656	$7,873	$2,395

Increase (decrease) in net assets
Operations:
Net investment income (loss)	35	98	(134)	15
Total realized gain (loss) on investments and capital gains distributions	7	13	1,186	26
Net unrealized appreciation (depreciation) of investments	(23)	(230)	(1,578)	(381)
Net increase (decrease) in net assets resulting from operations	19	(119)	(526)	(340)
Changes from principal transactions:
Premiums	301	926	—	—
Death Benefits	—	(44)	(111)	(42)
Surrenders and withdrawals	(275)	(461)	(756)	(184)
Contract Charges	—	—	(49)	(15)
Cost of insurance and administrative charges	—	—	(3)	(1)
Transfers between Divisions (including fixed account), net	(467)	(1,731)	(13)	(5)
Increase (decrease) in net assets derived from
principal transactions	(441)	(1,310)	(932)	(247)
Total increase (decrease) in net assets	(422)	(1,429)	(1,458)	(587)
Net assets at December 31, 2018	2,299	5,227	6,415	1,808

Increase (decrease) in net assets
Operations:
Net investment income (loss)	34	111	(107)	19
Total realized gain (loss) on investments and capital gains distributions	(1)	(6)	635	56
Net unrealized appreciation (depreciation) of investments	8	277	1,096	197
Net increase (decrease) in net assets resulting from operations	41	382	1,624	272
Changes from principal transactions:
Premiums	154	261	18	3
Death Benefits	—	—	(49)	(11)
Surrenders and withdrawals	(475)	(947)	(1,156)	(238)
Contract Charges	—	—	(47)	(13)
Cost of insurance and administrative charges	—	—	(3)	(1)
Transfers between Divisions (including fixed acccount), net	131	248	(35)	(5)
Increase (decrease) in net assets derived from principal transactions	(190)	(438)	(1,272)	(265)
Total increase (decrease) in net assets	(149)	(56)	352	7
Net assets at December 31, 2019	$2,150	$5,171	$6,767	$1,815

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	ProFund VP Rising Rates Opportunity	Putnam VT Income Fund - Class 1B	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B
Net assets at January 1, 2018	$1,718	$904	$41	$9

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(34)	19	—	—
Total realized gain (loss) on investments and capital gains distributions	(195)	(10)	2	—
Net unrealized appreciation (depreciation) of investments	275	(16)	(7)	(2)
Net increase (decrease) in net assets resulting from operations	46	(7)	(5)	(2)
Changes from principal transactions:
Premiums	—	216	1	—
Death Benefits	(16)	—	—	—
Surrenders and withdrawals	(101)	(309)	(2)	—
Contract Charges	(11)	—	—	—
Cost of insurance and administrative charges	(1)	—	—	—
Transfers between Divisions (including fixed account), net	26	(79)	(15)	—
Increase (decrease) in net assets derived from principal transactions	(103)	(172)	(16)	—
Total increase (decrease) in net assets	(57)	(179)	(21)	(2)
Net assets at December 31, 2018	1,661	725	20	7

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(24)	17	—	—
Total realized gain (loss) on investments and capital gains distributions	(62)	9	—	—
Net unrealized appreciation (depreciation) of investments	(228)	57	4	1
Net increase (decrease) in net assets resulting from operations	(314)	83	4	1
Changes from principal transactions:
Premiums	2	37	—	—
Death Benefits	(13)	—	—	—
Surrenders and withdrawals	(117)	(116)	(1)	—
Contract Charges	(9)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	306	263	(2)	1
Increase (decrease) in net assets derived from principal transactions	169	184	(3)	1
Total increase (decrease) in net assets	(145)	267	1	2
Net assets at December 31, 2019	$1,516	$992	$21	$9

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II
Net assets at January 1, 2018	$947	$196	$200	$4,639

Increase (decrease) in net assets
Operations:
Net investment income (loss)	19	—	(1)	(42)
Total realized gain (loss) on investments and capital gains distributions	(9)	23	63	596
Net unrealized appreciation (depreciation) of investments	(27)	(41)	(129)	(532)
Net increase (decrease) in net assets resulting from operations	(17)	(18)	(67)	22
Changes from principal transactions:
Premiums	133	32	42	808
Death Benefits	(3)	—	—	(52)
Surrenders and withdrawals	(128)	(14)	(3)	(665)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	(26)	(4)	93	129
Increase (decrease) in net assets derived from principal transactions	(24)	13	132	220
Total increase (decrease) in net assets	(41)	(4)	65	242
Net assets at December 31, 2018	906	192	265	4,881

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	1	—	(42)
Total realized gain (loss) on investments and capital gains distributions	4	22	(5)	592
Net unrealized appreciation (depreciation) of investments	94	29	66	743
Net increase (decrease) in net assets resulting from operations	110	52	61	1,293
Changes from principal transactions:
Premiums	24	(4)	4	160
Death Benefits	—	—	—	(15)
Surrenders and withdrawals	(184)	(49)	(64)	(607)
Contract Charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	41	—	32	(341)
Increase (decrease) in net assets derived from principal transactions	(119)	(53)	(28)	(803)
Total increase (decrease) in net assets	(9)	(1)	33	490
Net assets at December 31, 2019	$897	$191	$298	$5,371

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S	Voya Intermediate Bond Portfolio - Class A
Net assets at January 1, 2018	$4,411	$1,074	$3,054	$4,049

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(41)	(1)	21	80
Total realized gain (loss) on investments and capital gains distributions	405	14	405	(58)
Net unrealized appreciation (depreciation) of investments	(388)	(14)	(642)	(100)
Net increase (decrease) in net assets resulting from operations	(24)	(1)	(216)	(78)
Changes from principal transactions:
Premiums	448	42	3	330
Death Benefits	(27)	(2)	(11)	(39)
Surrenders and withdrawals	(524)	(56)	(422)	(310)
Contract Charges	—	—	(6)	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed account), net	334	(91)	(17)	(1,038)
Increase (decrease) in net assets derived from principal transactions	231	(107)	(452)	(1,057)
Total increase (decrease) in net assets	207	(108)	(669)	(1,135)
Net assets at December 31, 2018	4,618	966	2,385	2,914

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(41)	43	26	66
Total realized gain (loss) on investments and capital gains distributions	477	33	295	12
Net unrealized appreciation (depreciation) of investments	741	201	79	166
Net increase (decrease) in net assets resulting from operations	1,177	277	400	244
Changes from principal transactions:
Premiums	88	19	3	225
Death Benefits	(10)	—	—	—
Surrenders and withdrawals	(491)	(144)	(612)	(300)
Contract Charges	—	—	(5)	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions (including fixed acccount), net	(430)	493	189	404
Increase (decrease) in net assets derived from principal transactions	(843)	368	(425)	329
Total increase (decrease) in net assets	334	645	(25)	573
Net assets at December 31, 2019	$4,952	$1,611	$2,360	$3,487

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
Net assets at January 1, 2018	$2,421,278	$2,112	$339,916	$5,388

Increase (decrease) in net assets
Operations:
Net investment income (loss)	38,891	89	10,237	161
Total realized gain (loss) on investments and capital gains distributions	(8,763)	32	7,052	53
Net unrealized appreciation (depreciation) of investments	(91,070)	(251)	(36,954)	(557)
Net increase (decrease) in net assets resulting from operations	(60,942)	(130)	(19,665)	(343)
Changes from principal transactions:
Premiums	9,619	104	2,027	—
Death Benefits	(39,033)	—	(8,804)	(33)
Surrenders and withdrawals	(242,120)	(118)	(31,503)	(437)
Contract Charges	(18,451)	—	(2,080)	(47)
Cost of insurance and administrative charges	(332)	—	(50)	(1)
Transfers between Divisions (including fixed account), net	54,505	(23)	(11,886)	121
Increase (decrease) in net assets derived from principal transactions	(235,812)	(37)	(52,296)	(397)
Total increase (decrease) in net assets	(296,754)	(167)	(71,961)	(740)
Net assets at December 31, 2018	2,124,524	1,945	267,955	4,648

Increase (decrease) in net assets
Operations:
Net investment income (loss)	30,718	72	7,729	126
Total realized gain (loss) on investments and capital gains distributions	4,906	118	20,738	254
Net unrealized appreciation (depreciation) of investments	122,982	131	13,871	352
Net increase (decrease) in net assets resulting from operations	158,606	321	42,338	732
Changes from principal transactions:
Premiums	8,869	55	2,116	183
Death Benefits	(38,650)	(56)	(6,302)	(199)
Surrenders and withdrawals	(242,495)	(119)	(28,355)	(476)
Contract Charges	(17,719)	—	(1,953)	(45)
Cost of insurance and administrative charges	(278)	—	(42)	(1)
Transfers between Divisions (including fixed acccount), net	77,374	7	2,289	835
Increase (decrease) in net assets derived from principal transactions	(212,899)	(113)	(32,247)	297
Total increase (decrease) in net assets	(54,293)	208	10,091	1,029
Net assets at December 31, 2019	$2,070,231	$2,153	$278,046	$5,677

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class
Net assets at January 1, 2018	$121,086	$336,322	$11,296	$896

Increase (decrease) in net assets
Operations:
Net investment income (loss)	939	(1,087)	(12)	39
Total realized gain (loss) on investments and capital gains distributions	2,467	52	2	(10)
Net unrealized appreciation (depreciation) of investments	(13,080)	—	—	(65)
Net increase (decrease) in net assets resulting from operations	(9,674)	(1,035)	(10)	(36)
Changes from principal transactions:
Premiums	820	7,024	582	42
Death Benefits	(2,523)	(11,804)	(174)	(6)
Surrenders and withdrawals	(10,487)	(128,446)	(6,443)	(150)
Contract Charges	(1,051)	(2,054)	(32)	—
Cost of insurance and administrative charges	(16)	(116)	(1)	—
Transfers between Divisions (including fixed account), net	(4,431)	117,778	3,957	—
Increase (decrease) in net assets derived from principal transactions	(17,689)	(17,618)	(2,111)	(114)
Total increase (decrease) in net assets	(27,362)	(18,653)	(2,121)	(150)
Net assets at December 31, 2018	93,724	317,669	9,175	746

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,523	7	18	25
Total realized gain (loss) on investments and capital gains distributions	4,629	213	6	(14)
Net unrealized appreciation (depreciation) of investments	8,121	—	—	75
Net increase (decrease) in net assets resulting from operations	14,273	220	24	86
Changes from principal transactions:
Premiums	518	7,410	435	22
Death Benefits	(1,825)	(12,306)	(89)	—
Surrenders and withdrawals	(9,336)	(163,088)	(1,788)	(115)
Contract Charges	(963)	(2,047)	(23)	—
Cost of insurance and administrative charges	(13)	(105)	(1)	—
Transfers between Divisions (including fixed acccount), net	(1,893)	126,133	(242)	(151)
Increase (decrease) in net assets derived from principal transactions	(13,512)	(44,003)	(1,708)	(244)
Total increase (decrease) in net assets	761	(43,783)	(1,684)	(158)
Net assets at December 31, 2019	$94,485	$273,886	$7,491	$588

The accompanying notes are an integral part of these financial statements.

VENERABLE INURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class
Net assets at January 1, 2018	$303,623	$1,593,395	$100	$1,348,769

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11,002	(26,052)	(1)	(17,507)
Total realized gain (loss) on investments and capital gains distributions	(5,841)	293,321	15	193,130
Net unrealized appreciation (depreciation) of investments	(18,495)	(308,557)	(14)	(204,945)
Net increase (decrease) in net assets resulting from operations	(13,334)	(41,288)	—	(29,322)
Changes from principal transactions:
Premiums	1,214	7,949	(40)	145
Death Benefits	(7,930)	(30,490)	—	(26,084)
Surrenders and withdrawals	(26,652)	(146,715)	—	(121,121)
Contract Charges	(1,650)	(10,926)	—	(8,063)
Cost of insurance and administrative charges	(50)	(209)	—	(236)
Transfers between Divisions (including fixed account), net	(6,695)	(50,675)	1	(52,467)
Increase (decrease) in net assets derived from principal transactions	(41,763)	(231,066)	(40)	(207,826)
Total increase (decrease) in net assets	(55,097)	(272,354)	(39)	(237,148)
Net assets at December 31, 2018	248,526	1,321,041	61	1,111,621

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,927	(23,964)	—	(15,906)
Total realized gain (loss) on investments and capital gains distributions	(3,908)	311,579	8	201,609
Net unrealized appreciation (depreciation) of investments	26,696	81,831	7	129,413
Net increase (decrease) in net assets resulting from operations	31,715	369,446	15	315,116
Changes from principal transactions:
Premiums	2,016	7,382	(19)	1,774
Death Benefits	(8,262)	(27,570)	—	(28,766)
Surrenders and withdrawals	(26,553)	(166,019)	—	(138,357)
Contract Charges	(1,564)	(10,453)	—	(7,678)
Cost of insurance and administrative charges	(62)	(185)	—	(204)
Transfers between Divisions (including fixed acccount), net	4,056	(35,945)	—	(31,926)
Increase (decrease) in net assets derived from principal transactions	(30,369)	(232,790)	(19)	(205,157)
Total increase (decrease) in net assets	1,346	136,656	(4)	109,959
Net assets at December 31, 2019	$249,872	$1,457,697	$57	$1,221,580

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Large Cap Value Portfolio - Adviser Class	Voya Large Cap Value Portfolio - Service Class	Voya Limited Maturity Bond Portfolio - Service Class
Net assets at January 1, 2018	$14,504	$447	$758,788	$25,111

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(230)	3	(236)	(35)
Total realized gain (loss) on investments and capital gains distributions	2,022	51	78,858	(271)
Net unrealized appreciation (depreciation) of investments	(2,237)	(90)	(143,045)	158
Net increase (decrease) in net assets resulting from operations	(445)	(36)	(64,423)	(148)
Changes from principal transactions:
Premiums	(1)	(2)	3,022	—
Death Benefits	(22)	—	(15,631)	(1,336)
Surrenders and withdrawals	(1,149)	(51)	(65,055)	(1,991)
Contract Charges	(115)	—	(4,688)	(24)
Cost of insurance and administrative charges	(2)	—	(142)	(10)
Transfers between Divisions (including fixed account), net	(419)	1	(10,676)	59
Increase (decrease) in net assets derived from principal transactions	(1,707)	(52)	(93,170)	(3,301)
Total increase (decrease) in net assets	(2,153)	(88)	(157,593)	(3,450)
Net assets at December 31, 2018	12,351	359	601,195	21,661

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(211)	3	284	(7)
Total realized gain (loss) on investments and capital gains distributions	2,216	29	39,377	(124)
Net unrealized appreciation (depreciation) of investments	1,425	50	88,878	620
Net increase (decrease) in net assets resulting from operations	3,430	82	128,539	489
Changes from principal transactions:
Premiums	30	—	3,283	2
Death Benefits	(158)	—	(13,895)	(1,266)
Surrenders and withdrawals	(1,592)	(14)	(76,097)	(2,067)
Contract Charges	(110)	—	(4,396)	(22)
Cost of insurance and administrative charges	(2)	—	(131)	(7)
Transfers between Divisions (including fixed acccount), net	(537)	1	(5,706)	88
Increase (decrease) in net assets derived from principal transactions	(2,369)	(13)	(96,942)	(3,272)
Total increase (decrease) in net assets	1,061	69	31,597	(2,783)
Net assets at December 31, 2019	$13,412	$428	$632,792	$18,878

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class
Net assets at January 1, 2018	$357,477	$2,885,363	$1,973,767	$1,045,513

Increase (decrease) in net assets
Operations:
Net investment income (loss)	562	(2,947)	(440)	783
Total realized gain (loss) on investments and capital gains distributions	6,820	319,659	186,852	61,933
Net unrealized appreciation (depreciation) of investments	(22,088)	(553,606)	(326,070)	(126,254)
Net increase (decrease) in net assets resulting from operations	(14,706)	(236,894)	(139,658)	(63,538)
Changes from principal transactions:
Premiums	2,771	8,016	6,407	4,563
Death Benefits	(8,157)	(37,586)	(43,507)	(24,078)
Surrenders and withdrawals	(39,493)	(217,820)	(167,577)	(90,755)
Contract Charges	(3,006)	(24,865)	(14,758)	(7,980)
Cost of insurance and administrative charges	(57)	(593)	(337)	(189)
Transfers between Divisions (including fixed account), net	15,360	(33,448)	(15,891)	986
Increase (decrease) in net assets derived from principal transactions	(32,582)	(306,296)	(235,662)	(117,452)
Total increase (decrease) in net assets	(47,288)	(543,190)	(375,321)	(180,991)
Net assets at December 31, 2018	310,189	2,342,173	1,598,446	864,522

Increase (decrease) in net assets
Operations:
Net investment income (loss)	332	1,896	2,451	1,964
Total realized gain (loss) on investments and capital gains distributions	6,152	280,036	154,124	54,395
Net unrealized appreciation (depreciation) of investments	28,882	149,387	114,510	68,526
Net increase (decrease) in net assets resulting from operations	35,366	431,319	271,085	124,885
Changes from principal transactions:
Premiums	2,881	10,905	7,695	7,298
Death Benefits	(11,113)	(41,695)	(40,984)	(23,203)
Surrenders and withdrawals	(35,380)	(259,718)	(170,478)	(88,333)
Contract Charges	(2,925)	(23,571)	(13,892)	(7,550)
Cost of insurance and administrative charges	(51)	(515)	(289)	(161)
Transfers between Divisions (including fixed acccount), net	23,474	(23,462)	(11,002)	9,354
Increase (decrease) in net assets derived from principal transactions	(23,114)	(338,056)	(228,950)	(102,595)
Total increase (decrease) in net assets	12,252	93,263	42,135	22,290
Net assets at December 31, 2019	$322,441	$2,435,436	$1,640,581	$886,812

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Adviser Class
Net assets at January 1, 2018	$—	$725	$154,571	$367

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	6	560	11
Total realized gain (loss) on investments and capital gains distributions	—	2	(3,435)	(1)
Net unrealized appreciation (depreciation) of investments	—	(31)	(2,944)	(38)
Net increase (decrease) in net assets resulting from operations	—	(23)	(5,819)	(28)
Changes from principal transactions:
Premiums	—	93	728	10
Death Benefits	—	—	(2,278)	—
Surrenders and withdrawals	—	(28)	(15,455)	(13)
Contract Charges	—	—	(1,271)	—
Cost of insurance and administrative charges	—	—	(21)	—
Transfers between Divisions (including fixed account), net	—	(60)	17,623	(80)
Increase (decrease) in net assets derived from principal transactions	—	4	(674)	(84)
Total increase (decrease) in net assets	—	(18)	(6,493)	(111)
Net assets at December 31, 2018	—	707	148,078	256

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,500	8	672	4
Total realized gain (loss) on investments and capital gains distributions	44	1	(3,641)	(1)
Net unrealized appreciation (depreciation) of investments	1,638	39	11,904	54
Net increase (decrease) in net assets resulting from operations	4,182	48	8,935	57
Changes from principal transactions:
Premiums	111	12	861	(4)
Death Benefits	(379)	—	(3,036)	—
Surrenders and withdrawals	(1,806)	(159)	(19,793)	(21)
Contract Charges	(80)	—	(1,253)	—
Cost of insurance and administrative charges	(1)	—	(18)	—
Transfers between Divisions (including fixed acccount), net	220,752	123	5,969	(4)
Increase (decrease) in net assets derived from principal transactions	218,597	(24)	(17,270)	(29)
Total increase (decrease) in net assets	222,779	24	(8,335)	28
Net assets at December 31, 2019	$222,779	$731	$139,743	$284
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Clarion Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Service Class
Net assets at January 1, 2018	$72,058	$902	$731	$138,229

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,278	27	13	1,146
Total realized gain (loss) on investments and capital gains distributions	4,272	36	54	25,425
Net unrealized appreciation (depreciation) of investments	(13,445)	(154)	(124)	(38,663)
Net increase (decrease) in net assets resulting from operations	(6,895)	(91)	(57)	(12,092)
Changes from principal transactions:
Premiums	11	—	36	16
Death Benefits	(1,150)	(8)	(5)	(3,526)
Surrenders and withdrawals	(6,383)	(61)	(81)	(11,198)
Contract Charges	(494)	(8)	—	(668)
Cost of insurance and administrative charges	(10)	—	—	(39)
Transfers between Divisions (including fixed account), net	(516)	—	(33)	(462)
Increase (decrease) in net assets derived from principal transactions	(8,542)	(76)	(82)	(15,877)
Total increase (decrease) in net assets	(15,437)	(168)	(140)	(27,969)
Net assets at December 31, 2018	56,621	734	591	110,260

Increase (decrease) in net assets
Operations:
Net investment income (loss)	557	5	8	382
Total realized gain (loss) on investments and capital gains distributions	4,180	60	(5)	16,053
Net unrealized appreciation (depreciation) of investments	7,334	92	149	11,034
Net increase (decrease) in net assets resulting from operations	12,071	157	152	27,469
Changes from principal transactions:
Premiums	125	4	38	236
Death Benefits	(1,320)	(14)	(2)	(3,013)
Surrenders and withdrawals	(7,059)	(102)	(99)	(15,117)
Contract Charges	(477)	(9)	—	(672)
Cost of insurance and administrative charges	(8)	—	—	(34)
Transfers between Divisions (including fixed acccount), net	(1,188)	(2)	(18)	(2,050)
Increase (decrease) in net assets derived from principal transactions	(9,927)	(123)	(81)	(20,650)
Total increase (decrease) in net assets	2,144	34	71	6,819
Net assets at December 31, 2019	$58,765	$768	$662	$117,079

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Clarion Real Estate Portfolio - Service 2 Class	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class
Net assets at January 1, 2018	$11,908	$1,155	$355,649	$31,637

Increase (decrease) in net assets
Operations:
Net investment income (loss)	73	4	(1,159)	(195)
Total realized gain (loss) on investments and capital gains distributions	2,032	119	45,190	4,790
Net unrealized appreciation (depreciation) of investments	(3,194)	(307)	(90,790)	(9,016)
Net increase (decrease) in net assets resulting from operations	(1,089)	(184)	(46,759)	(4,421)
Changes from principal transactions:
Premiums	—	80	2,000	—
Death Benefits	(130)	—	(11,977)	(905)
Surrenders and withdrawals	(884)	(99)	(29,554)	(2,074)
Contract Charges	(98)	—	(1,395)	(226)
Cost of insurance and administrative charges	(2)	—	(72)	(4)
Transfers between Divisions (including fixed account), net	14	58	(6,980)	258
Increase (decrease) in net assets derived from principal transactions	(1,100)	40	(47,978)	(2,951)
Total increase (decrease) in net assets	(2,189)	(145)	(94,737)	(7,372)
Net assets at December 31, 2018	9,719	1,010	260,912	24,265

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	11	1,835	111
Total realized gain (loss) on investments and capital gains distributions	1,509	10	23,347	3,406
Net unrealized appreciation (depreciation) of investments	886	170	30,472	1,609
Net increase (decrease) in net assets resulting from operations	2,403	191	55,654	5,126
Changes from principal transactions:
Premiums	20	41	1,989	114
Death Benefits	(331)	—	(10,052)	(375)
Surrenders and withdrawals	(1,000)	(105)	(28,778)	(3,315)
Contract Charges	(97)	—	(1,232)	(211)
Cost of insurance and administrative charges	(2)	—	(55)	(3)
Transfers between Divisions (including fixed acccount), net	(349)	(367)	(6,113)	(154)
Increase (decrease) in net assets derived from principal transactions	(1,759)	(431)	(44,241)	(3,944)
Total increase (decrease) in net assets	644	(240)	11,413	1,182
Net assets at December 31, 2019	$10,363	$770	$272,325	$25,447

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY®JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Markets Equity Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
Net assets at January 1, 2018	$1,869	$366,368	$12,083	$1,134

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10)	(3,670)	(154)	(11)
Total realized gain (loss) on investments and capital gains distributions	112	2,252	44	199
Net unrealized appreciation (depreciation)of investments	(464)	(59,121)	(2,008)	(358)
Net increase (decrease) in net assets resulting from operations	(362)	(60,539)	(2,118)	(170)
Changes from principal transactions:
Premiums	289	967	—	210
Death Benefits	(7)	(4,907)	(423)	—
Surrenders and withdrawals	(60)	(27,803)	(475)	(64)
Contract Charges	—	(2,422)	(94)	—
Cost of insurance and administrative charges	—	(51)	(1)	—
Transfers between Divisions (including fixed account), net	(161)	(13,506)	(39)	138
Increase (decrease) in net assets derived from principal transactions	61	(47,722)	(1,032)	283
Total increase (decrease) in net assets	(301)	(108,261)	(3,150)	114
Net assets at December 31, 2018	1,568	258,107	8,933	1,248

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(16)	(4,962)	(180)	(10)
Total realized gain (loss) on investments and capital gains distributions	163	18,273	514	305
Net unrealized appreciation (depreciation)of investments	284	59,203	2,134	(26)
Net increase (decrease) in net assets resulting from operations	431	72,514	2,468	269
Changes from principal transactions:
Premiums	40	1,054	19	42
Death Benefits	—	(4,970)	(108)	—
Surrenders and withdrawals	(194)	(29,025)	(1,057)	(66)
Contract Charges	—	(2,255)	(90)	—
Cost of insurance and administrative charges	—	(43)	(1)	—
Transfers between Divisions (including fixed acccount), net	(171)	(661)	(168)	(258)
Increase (decrease) in net assets derived from principal transactions	(325)	(35,900)	(1,405)	(282)
Total increase (decrease) in net assets	106	36,614	1,063	(13)
Net assets at December 31, 2019	$1,674	$294,721	$9,996	$1,235

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Service 2 Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class
Net assets at January 1, 2018	$234,254	$24,069	$1,881	$275,690

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3,437)	(392)	—	(1,969)
Total realized gain (loss) on investments and capital gains distributions	31,153	4,253	301	40,868
Net unrealized appreciation (depreciation)of investments	(57,504)	(6,459)	(356)	(47,159)
Net increase (decrease) in net assets resulting from operations	(29,788)	(2,598)	(55)	(8,260)
Changes from principal transactions:
Premiums	1,232	—	135	1,165
Death Benefits	(3,465)	(330)	—	(4,726)
Surrenders and withdrawals	(20,746)	(1,711)	(52)	(23,665)
Contract Charges	(1,783)	(198)	—	(1,894)
Cost of insurance and administrative charges	(30)	(4)	—	(38)
Transfers between Divisions (including fixed account), net	27,226	(110)	(3)	(235)
Increase (decrease) in net assets derived from principal transactions	2,433	(2,354)	80	(29,393)
Total increase (decrease) in net assets	(27,354)	(4,951)	25	(37,653)
Net assets at December 31, 2018	206,900	19,118	1,906	238,037

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2,248)	(299)	(5)	(2,521)
Total realized gain (loss) on investments and capital gains distributions	10,187	4,118	235	24,929
Net unrealized appreciation (depreciation) of investments	34,951	186	280	38,570
Net increase (decrease) in net assets resulting from operations	42,890	4,005	510	60,978
Changes from principal transactions:
Premiums	968	54	35	1,450
Death Benefits	(4,650)	(457)	—	(4,533)
Surrenders and withdrawals	(20,642)	(2,363)	(242)	(29,062)
Contract Charges	(1,542)	(173)	—	(1,884)
Cost of insurance and administrative charges	(11)	(1)	—	(36)
Transfers between Divisions (including fixed acccount), net	(223,913)	(20,183)	(64)	(4,568)
Increase (decrease) in net assets derived from principal transactions	(249,790)	(23,123)	(271)	(38,633)
Total increase (decrease) in net assets	(206,900)	(19,118)	239	22,345
Net assets at December 31, 2019	$—	$—	$2,145	$260,382

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
Net assets at January 1, 2018	$40,730	$33,971	$2,478,134	$55,843

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(390)	433	7,849	77
Total realized gain (loss) on investments and capital gains distributions	6,946	2,800	304,929	5,373
Net unrealized appreciation (depreciation)of investments	(7,851)	(3,477)	(334,043)	(6,166)
Net increase (decrease) in net assets resulting from operations	(1,295)	(244)	(21,265)	(716)
Changes from principal transactions:
Premiums	2	3,273	14,913	3
Death Benefits	(791)	(115)	(48,076)	(550)
Surrenders and withdrawals	(3,114)	(2,999)	(240,212)	(3,199)
Contract Charges	(300)	—	(16,338)	(440)
Cost of insurance and administrative charges	(6)	(1)	(346)	(7)
Transfers between Divisions (including fixed account), net	(753)	1,113	22,643	254
Increase (decrease) in net assets derived from principal transactions	(4,962)	1,271	(267,416)	(3,938)
Total increase (decrease) in net assets	(6,257)	1,027	(288,681)	(4,655)
Net assets at December 31, 2018	34,473	34,998	2,189,453	51,188

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(458)	201	(7,718)	(307)
Total realized gain (loss) on investments and capital gains distributions	4,115	2,438	200,129	4,315
Net unrealized appreciation (depreciation)of investments	5,137	5,451	276,383	6,602
Net increase (decrease) in net assets resulting from operations	8,794	8,090	468,794	10,610
Changes from principal transactions:
Premiums	68	2,238	15,996	212
Death Benefits	(537)	(26)	(52,612)	(706)
Surrenders and withdrawals	(3,827)	(3,118)	(277,963)	(7,519)
Contract Charges	(301)	—	(16,472)	(443)
Cost of insurance and administrative charges	(5)	(1)	(301)	(6)
Transfers between Divisions (including fixed acccount), net	(779)	1,084	46,330	(43)
Increase (decrease) in net assets derived from principal transactions	(5,381)	177	(285,022)	(8,505)
Total increase (decrease) in net assets	3,413	8,267	183,772	2,105
Net assets at December 31, 2019	$37,886	$43,265	$2,373,225	$53,293

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® T. Rowe Price Equity Income Portfolio - Adviser Class	VY® T. Rowe Price Equity Income Portfolio - Service Class	VY® T. Rowe Price Equity Income Portfolio - Service 2 Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class
Net assets at January 1, 2018	$1,257	$491,685	$17,655	$439

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	1,211	12	3
Total realized gain (loss) on investments and capital gains distributions	191	78,341	2,806	17
Net unrealized appreciation (depreciation)of investments	(330)	(126,918)	(4,595)	(122)
Net increase (decrease) in net assets resulting from operations	(128)	(47,366)	(1,777)	(102)
Changes from principal transactions:
Premiums	50	2,920	(1)	198
Death Benefits	—	(10,402)	(476)	—
Surrenders and withdrawals	(49)	(44,544)	(962)	(34)
Contract Charges	—	(2,843)	(135)	—
Cost of insurance and administrative charges	—	(85)	(3)	—
Transfers between Divisions (including fixed account), net	(28)	(3,965)	(54)	46
Increase (decrease) in net assets derived from principal transactions	(27)	(58,918)	(1,631)	210
Total increase (decrease) in net assets	(155)	(106,285)	(3,408)	108
Net assets at December 31, 2018	1,102	385,400	14,247	547

Increase (decrease) in net assets
Operations:
Net investment income (loss)	16	3,162	91	(4)
Total realized gain (loss) on investments and capital gains distributions	310	(25,398)	(803)	46
Net unrealized appreciation (depreciation)of investments	(62)	103,158	3,679	122
Net increase (decrease) in net assets resulting from operations	264	80,922	2,967	164
Changes from principal transactions:
Premiums	27	2,160	7	8
Death Benefits	—	(10,177)	(233)	—
Surrenders and withdrawals	(104)	(44,012)	(1,446)	(65)
Contract Charges	—	(2,527)	(121)	—
Cost of insurance and administrative charges	—	(34)	(1)	—
Transfers between Divisions (including fixed acccount), net	4	(411,732)	(15,420)	218
Increase (decrease) in net assets derived from principal transactions	(73)	(466,322)	(17,214)	161
Total increase (decrease) in net assets	191	(385,400)	(14,247)	325
Net assets at December 31, 2019	$1,293	$—	$—	$872

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® T. Rowe Price International Stock Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service 2 Class	Voya Global Bond Portfolio - Adviser Class
Net assets at January 1, 2018	$150,777	$163,774	$3,008	$428

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(76)	1,214	15	13
Total realized gain (loss) on investments and capital gains distributions	5,614	11,639	55	3
Net unrealized appreciation (depreciation)of investments	(28,038)	(36,056)	(500)	(33)
Net increase (decrease) in net assets resulting from operations	(22,500)	(23,203)	(430)	(17)
Changes from principal transactions:
Premiums	622	951	—	129
Death Benefits	(2,448)	(5,460)	(26)	—
Surrenders and withdrawals	(10,963)	(13,897)	(163)	—
Contract Charges	(1,027)	(800)	(24)	—
Cost of insurance and administrative charges	(17)	(29)	—	—
Transfers between Divisions (including fixed account), net	3,676	(54)	(159)	(1)
Increase (decrease) in net assets derived from principal transactions	(10,157)	(19,288)	(373)	128
Total increase (decrease) in net assets	(32,657)	(42,492)	(802)	111
Net assets at December 31, 2018	118,120	121,282	2,206	539

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,321)	2,836	48	8
Total realized gain (loss) on investments and capital gains distributions	9,609	(35,780)	(655)	10
Net unrealized appreciation (depreciation)of investments	19,978	31,529	566	13
Net increase (decrease) in net assets resulting from operations	28,266	(1,415)	(41)	31
Changes from principal transactions:
Premiums	597	284	—	(105)
Death Benefits	(2,743)	(1,822)	(4)	—
Surrenders and withdrawals	(12,395)	(6,810)	(50)	—
Contract Charges	(942)	(443)	(13)	—
Cost of insurance and administrative charges	(15)	(3)	—	—
Transfers between Divisions (including fixed acccount), net	(1,409)	(111,073)	(2,098)	1
Increase (decrease) in net assets derived from principal transactions	(16,907)	(119,867)	(2,165)	(104)
Total increase (decrease) in net assets	11,359	(121,282)	(2,206)	(73)
Net assets at December 31, 2019	$129,479	$—	$—	$466

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class
Net assets at January 1, 2018	$3,760	$688	$378,239	$518

Increase (decrease) in net assets
Operations:
Net investment income (loss)	94	4	180	4
Total realized gain (loss) on investments and capital gains distributions	(37)	11	11,592	27
Net unrealized appreciation (depreciation)of investments	(187)	(128)	(70,152)	(68)
Net increase (decrease) in net assets resulting from operations	(130)	(113)	(58,380)	(37)
Changes from principal transactions:
Premiums	(4)	49	1,000	189
Death Benefits	(35)	—	(6,181)	—
Surrenders and withdrawals	(593)	(40)	(26,568)	(257)
Contract Charges	(15)	—	(2,484)	—
Cost of insurance and administrative charges	—	—	(53)	—
Transfers between Divisions (including fixed account), net	629	20	4,106	18
Increase (decrease) in net assets derived from principal transactions	(18)	29	(30,180)	(50)
Total increase (decrease) in net assets	(148)	(84)	(88,560)	(87)
Net assets at December 31, 2018	3,612	604	289,679	431

Increase (decrease) in net assets
Operations:
Net investment income (loss)	59	3	206	7
Total realized gain (loss) on investments and capital gains distributions	33	51	32,185	34
Net unrealized appreciation (depreciation) of investments	140	33	7,098	33
Net increase (decrease) in net assets resulting from operations	232	87	39,489	74
Changes from principal transactions:
Premiums	139	44	1,177	7
Death Benefits	(46)	—	(5,179)	—
Surrenders and withdrawals	(334)	(30)	(31,171)	(19)
Contract Charges	(17)	—	(2,243)	—
Cost of insurance and administrative charges	—	—	(40)	—
Transfers between Divisions (including fixed acccount), net	(109)	(44)	745	(6)
Increase (decrease) in net assets derived from principal transactions	(367)	(30)	(36,711)	(18)
Total increase (decrease) in net assets	(135)	57	2,778	56
Net assets at December 31, 2019	$3,477	$661	$292,457	$487

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class
Net assets at January 1, 2018	$15,848	$165	$8,959	$70

Increase (decrease) in net assets
Operations:
Net investment income (loss)	146	2	55	—
Total realized gain (loss) on investments and capital gains distributions	1,080	16	613	3
Net unrealized appreciation (depreciation)of investments	(2,171)	(38)	(1,432)	(12)
Net increase (decrease) in net assets resulting from operations	(945)	(20)	(764)	(9)
Changes from principal transactions:
Premiums	4	211	1	11
Death Benefits	(257)	—	—	—
Surrenders and withdrawals	(529)	(45)	(679)	—
Contract Charges	(93)	—	(54)	—
Cost of insurance and administrative charges	(1)	—	(1)	—
Transfers between Divisions (including fixed account), net	(896)	(81)	(14)	—
Increase (decrease) in net assets derived from principal transactions	(1,772)	87	(747)	11
Total increase (decrease) in net assets	(2,717)	65	(1,511)	2
Net assets at December 31, 2018	13,131	230	7,448	72

Increase (decrease) in net assets
Operations:
Net investment income (loss)	170	3	93	—
Total realized gain (loss) on investments and capital gains distributions	1,188	15	751	10
Net unrealized appreciation (depreciation)of investments	734	33	655	7
Net increase (decrease) in net assets resulting from operations	2,092	51	1,499	17
Changes from principal transactions:
Premiums	4	—	1	11
Death Benefits	—	—	—	—
Surrenders and withdrawals	(1,735)	(43)	(434)	—
Contract Charges	(86)	—	(52)	—
Cost of insurance and administrative charges	(1)	—	—	—
Transfers between Divisions (including fixed acccount), net	62	2	(17)	(1)
Increase (decrease) in net assets derived from principal transactions	(1,756)	(41)	(502)	10
Total increase (decrease) in net assets	336	10	997	27
Net assets at December 31, 2019	$13,467	$240	$8,445	$99

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class
Net assets at January 1, 2018	$989	$99	$583	$17,211

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	—	8	205
Total realized gain (loss) on investments and capital gains distributions	104	5	18	455
Net unrealized appreciation (depreciation)of investments	(205)	(16)	(48)	(1,292)
Net increase (decrease) in net assets resulting from operations	(100)	(11)	(22)	(632)
Changes from principal transactions:
Premiums	—	5	33	6
Death Benefits	—	—	—	(548)
Surrenders and withdrawals	(95)	(4)	(38)	(1,406)
Contract Charges	(6)	—	—	(87)
Cost of insurance and administrative charges	—	—	—	(1)
Transfers between Divisions (including fixed account), net	6	—	210	(996)
Increase (decrease) in net assets derived from principal transactions	(96)	2	205	(3,032)
Total increase (decrease) in net assets	(195)	(10)	183	(3,664)
Net assets at December 31, 2018	794	89	766	13,547

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	—	11	241
Total realized gain (loss) on investments and capital gains distributions	109	3	21	379
Net unrealized appreciation (depreciation)of investments	53	9	47	939
Net increase (decrease) in net assets resulting from operations	168	12	79	1,559
Changes from principal transactions:
Premiums	1	—	6	245
Death Benefits	—	—	—	(168)
Surrenders and withdrawals	(102)	—	(26)	(2,061)
Contract Charges	(5)	—	—	(80)
Cost of insurance and administrative charges	—	—	—	(1)
Transfers between Divisions (including fixed acccount), net	(11)	(94)	(127)	408
Increase (decrease) in net assets derived from principal transactions	(117)	(94)	(147)	(1,657)
Total increase (decrease) in net assets	51	(82)	(68)	(98)
Net assets at December 31, 2019	$845	$7	$698	$13,449

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small- Mid Cap Value Portfolio - Adviser Class	VY® American Century Small- Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class
Net assets at January 1, 2018	$649,025	$1,291	$2,920	$1,022

Increase (decrease) in net assets
Operations:
Net investment income (loss)	297	—	(2)	(8)
Total realized gain (loss) on investments and capital gains distributions	36,680	150	235	123
Net unrealized appreciation (depreciation)of investments	(98,372)	(336)	(637)	(186)
Net increase (decrease) in net assets resulting from operations	(61,395)	(186)	(404)	(71)
Changes from principal transactions:
Premiums	2,989	221	—	(15)
Death Benefits	(13,576)	(6)	—	—
Surrenders and withdrawals	(57,591)	(272)	(238)	(26)
Contract Charges	(5,351)	—	(15)	—
Cost of insurance and administrative charges	(92)	—	—	—
Transfers between Divisions (including fixed account), net	(3,697)	2	6	246
Increase (decrease) in net assets derived from principal transactions	(77,319)	(55)	(247)	206
Total increase (decrease) in net assets	(138,713)	(241)	(651)	134
Net assets at December 31, 2018	510,312	1,050	2,269	1,156

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,952	3	6	(11)
Total realized gain (loss) on investments and capital gains distributions	45,832	116	114	685
Net unrealized appreciation (depreciation)of investments	50,793	174	509	(250)
Net increase (decrease) in net assets resulting from operations	99,577	293	629	424
Changes from principal transactions:
Premiums	1,612	—	1	(47)
Death Benefits	(9,186)	—	(25)	—
Surrenders and withdrawals	(46,556)	(69)	(457)	(178)
Contract Charges	(4,961)	—	(14)	—
Cost of insurance and administrative charges	(79)	—	—	—
Transfers between Divisions (including fixed acccount), net	(10,637)	(101)	78	68
Increase (decrease) in net assets derived from principal transactions	(69,807)	(170)	(417)	(157)
Total increase (decrease) in net assets	29,770	123	212	267
Net assets at December 31, 2019	$540,082	$1,173	$2,481	$1,423

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Baron Growth Portfolio - Service Class	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Service Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class
Net assets at January 1, 2018	$300,731	$1,541	$256,166	$1,006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5,211)	—	(2,142)	(9)
Total realized gain (loss) on investments and capital gains distributions	45,644	142	36,083	132
Net unrealized appreciation (depreciation)of investments	(50,110)	(239)	(57,418)	(292)
Net increase (decrease) in net assets resulting from operations	(9,677)	(97)	(23,477)	(169)
Changes from principal transactions:
Premiums	2,912	56	907	43
Death Benefits	(4,956)	—	(4,975)	—
Surrenders and withdrawals	(31,871)	(33)	(21,736)	(47)
Contract Charges	(2,260)	—	(1,729)	—
Cost of insurance and administrative charges	(36)	—	(25)	—
Transfers between Divisions (including fixed account), net	6,435	(717)	(5,054)	(83)
Increase (decrease) in net assets derived from principal transactions	(29,775)	(694)	(32,611)	(88)
Total increase (decrease) in net assets	(39,453)	(791)	(56,089)	(256)
Net assets at December 31, 2018	261,278	750	200,077	750

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4,868)	6	217	(6)
Total realized gain (loss) on investments and capital gains distributions	63,828	336	25,853	60
Net unrealized appreciation (depreciation)of investments	24,910	(110)	26,297	72
Net increase (decrease) in net assets resulting from operations	83,870	232	52,367	126
Changes from principal transactions:
Premiums	1,822	82	1,157	4
Death Benefits	(4,763)	—	(4,268)	—
Surrenders and withdrawals	(31,390)	(49)	(22,474)	(68)
Contract Charges	(2,161)	—	(1,565)	—
Cost of insurance and administrative charges	(60)	—	(38)	—
Transfers between Divisions (including fixed acccount), net	(308,596)	(36)	(225,256)	(202)
Increase (decrease) in net assets derived from principal transactions	(345,148)	(3)	(252,444)	(266)
Total increase (decrease) in net assets	(261,278)	229	(200,077)	(140)
Net assets at December 31, 2019	$—	$979	$—	$610
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Comstock Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class
Net assets at January 1, 2018	$91,882	$185,178	$1,326	$1,051

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,293)	(986)	9	11
Total realized gain (loss) on investments and capital gains distributions	17,948	12,788	100	96
Net unrealized appreciation (depreciation)of investments	(32,244)	(35,541)	(238)	(205)
Net increase (decrease) in net assets resulting from operations	(15,589)	(23,739)	(129)	(98)
Changes from principal transactions:
Premiums	14	754	78	—
Death Benefits	(1,672)	(2,484)	(6)	—
Surrenders and withdrawals	(7,368)	(16,300)	(69)	(120)
Contract Charges	(646)	(1,307)	—	—
Cost of insurance and administrative charges	(11)	(22)	—	—
Transfers between Divisions (including fixed account), net	474	3,059	(84)	1
Increase (decrease) in net assets derived from principal transactions	(9,209)	(16,301)	(80)	(120)
Total increase (decrease) in net assets	(24,798)	(40,039)	(210)	(217)
Net assets at December 31, 2018	67,084	145,139	1,116	834

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,013)	972	10	11
Total realized gain (loss) on investments and capital gains distributions	16,537	35,841	57	78
Net unrealized appreciation (depreciation)of investments	(3,886)	(8,721)	123	64
Net increase (decrease) in net assets resulting from operations	11,638	28,092	190	153
Changes from principal transactions:
Premiums	126	489	114	—
Death Benefits	(1,221)	(2,139)	—	(21)
Surrenders and withdrawals	(7,494)	(15,348)	(61)	(54)
Contract Charges	(566)	(1,101)	—	—
Cost of insurance and administrative charges	(8)	(9)	—	9
Transfers between Divisions (including fixed acccount), net	(1,235)	(155,123)	(155)	(6)
Increase (decrease) in net assets derived from principal transactions	(10,398)	(173,231)	(102)	(72)
Total increase (decrease) in net assets	1,240	(145,139)	88	81
Net assets at December 31, 2019	$68,324	$—	$1,204	$915

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Oppenheimer Global Portfolio - Adviser Class	VY® Invesco Oppenheimer Global Portfolio - Initial Class
Net assets at January 1, 2018	$529,340	$409,131	$1,075	$3,668

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(350)	(725)	5	9
Total realized gain (loss) on investments and capital gains distributions	26,302	24,079	157	534
Net unrealized appreciation (depreciation)of investments	(77,932)	(64,211)	(328)	(951)
Net increase (decrease) in net assets resulting from operations	(51,980)	(40,857)	(166)	(408)
Changes from principal transactions:
Premiums	72	2,719	197	3
Death Benefits	(15,865)	(6,360)	—	(57)
Surrenders and withdrawals	(47,555)	(39,609)	(59)	(624)
Contract Charges	(2,544)	(3,255)	—	—
Cost of insurance and administrative charges	(109)	(48)	—	(1)
Transfers between Divisions (including fixed account), net	(5,171)	(6,930)	(43)	(19)
Increase (decrease) in net assets derived from principal transactions	(71,171)	(53,482)	96	(699)
Total increase (decrease) in net assets	(123,152)	(94,340)	(71)	(1,106)
Net assets at December 31, 2018	406,188	314,791	1,004	2,562

Increase (decrease) in net assets
Operations:
Net investment income (loss)	106	(251)	(7)	(19)
Total realized gain (loss) on investments and capital gains distributions	14,187	14,940	167	622
Net unrealized appreciation (depreciation)of investments	53,982	37,988	96	134
Net increase (decrease) in net assets resulting from operations	68,275	52,677	256	737
Changes from principal transactions:
Premiums	494	1,599	24	1
Death Benefits	(12,406)	(5,190)	—	(67)
Surrenders and withdrawals	(45,008)	(32,517)	(123)	(286)
Contract Charges	(2,290)	(2,988)	—	—
Cost of insurance and administrative charges	(94)	(39)	—	(1)
Transfers between Divisions (including fixed acccount), net	(6,003)	(5,908)	(205)	(23)
Increase (decrease) in net assets derived from principal transactions	(65,307)	(45,043)	(304)	(376)
Total increase (decrease) in net assets	2,968	7,634	(48)	361
Net assets at December 31, 2019	$409,156	$322,425	$956	$2,923

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® Invesco Oppenheimer Global Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
Net assets at January 1, 2018	$170,930	$1,945	$123,187	$744

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(653)	1	(762)	(9)
Total realized gain (loss) on investments and capital gains distributions	21,212	179	9,898	93
Net unrealized appreciation (depreciation)of investments	(41,288)	(456)	(23,884)	(119)
Net increase (decrease) in net assets resulting from operations	(20,729)	(276)	(14,748)	(35)
Changes from principal transactions:
Premiums	522	239	7	22
Death Benefits	(3,612)	—	(1,616)	—
Surrenders and withdrawals	(14,429)	(89)	(10,822)	(15)
Contract Charges	(1,135)	—	(804)	—
Cost of insurance and administrative charges	(18)	—	(12)	—
Transfers between Divisions (including fixed account), net	(11,483)	22	(3,095)	(20)
Increase (decrease) in net assets derived from principal transactions	(30,155)	172	(16,342)	(12)
Total increase (decrease) in net assets	(50,884)	(104)	(31,090)	(48)
Net assets at December 31, 2018	120,046	1,841	92,097	696

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,911)	(4)	(811)	(7)
Total realized gain (loss) on investments and capital gains distributions	22,463	215	9,999	106
Net unrealized appreciation (depreciation)of investments	12,362	220	11,824	140
Net increase (decrease) in net assets resulting from operations	32,914	431	21,012	239
Changes from principal transactions:
Premiums	418	(3)	105	3
Death Benefits	(2,102)	—	(1,407)	—
Surrenders and withdrawals	(12,515)	(133)	(10,412)	(139)
Contract Charges	(964)	—	(725)	—
Cost of insurance and administrative charges	(14)	—	(10)	—
Transfers between Divisions (including fixed acccount), net	(6,623)	(121)	(2,795)	45
Increase (decrease) in net assets derived from principal transactions	(21,800)	(257)	(15,244)	(91)
Total increase (decrease) in net assets	11,114	174	5,768	148
Net assets at December 31, 2019	$131,160	$2,015	$97,865	$844

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	VY® T. Rowe Price Growth Equity Portfolio - Service Class	Voya Strategic Allocation Conservative Portfolio - Class S
Net assets at January 1, 2018	$8,484	$2,915	$278,211	$2,174

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(85)	(25)	(4,889)	26
Total realized gain (loss) on investments and capital gains distributions	1,417	607	47,023	129
Net unrealized appreciation (depreciation)of investments	(1,560)	(664)	(50,458)	(256)
Net increase (decrease) in net assets resulting from operations	(228)	(82)	(8,324)	(101)
Changes from principal transactions:
Premiums	31	315	2,649	—
Death Benefits	(45)	(3)	(3,173)	(199)
Surrenders and withdrawals	(1,283)	(105)	(28,904)	(382)
Contract Charges	(50)	—	(2,244)	(6)
Cost of insurance and administrative charges	—	—	(30)	—
Transfers between Divisions (including fixed account), net	(320)	(40)	18,171	274
Increase (decrease) in net assets derived from principal transactions	(1,666)	167	(13,530)	(313)
Total increase (decrease) in net assets	(1,895)	85	(21,855)	(414)
Net assets at December 31, 2018	6,589	3,000	256,356	1,760

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(66)	(26)	(4,732)	25
Total realized gain (loss) on investments and capital gains distributions	1,175	800	33,400	131
Net unrealized appreciation (depreciation)of investments	1,151	62	33,601	95
Net increase (decrease) in net assets resulting from operations	2,260	836	62,269	251
Changes from principal transactions:
Premiums	65	13	1,330	—
Death Benefits	(91)	—	(4,235)	—
Surrenders and withdrawals	(1,030)	(247)	(30,150)	(557)
Contract Charges	(46)	—	(2,169)	(7)
Cost of insurance and administrative charges	—	—	(13)	—
Transfers between Divisions (including fixed acccount), net	(64)	(163)	(283,388)	748
Increase (decrease) in net assets derived from principal transactions	(1,166)	(397)	(318,625)	184
Total increase (decrease) in net assets	1,094	439	(256,356)	435
Net assets at December 31, 2019	$7,683	$3,439	$—	$2,195

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Strategic Allocation Growth Portfolio - Class S	Voya Strategic Allocation Moderate Portfolio - Class S	Voya Growth and Income Portfolio - Class A	Voya Growth and Income Portfolio - Class I
Net assets at January 1, 2018	$865	$1,250	$921,461	$653

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	16	(3,756)	2
Total realized gain (loss) on investments and capital gains distributions	93	200	111,302	65
Net unrealized appreciation (depreciation)of investments	(164)	(283)	(158,244)	(100)
Net increase (decrease) in net assets resulting from operations	(65)	(67)	(50,698)	(33)
Changes from principal transactions:
Premiums	1	—	3,472	—
Death Benefits	—	—	(19,441)	(60)
Surrenders and withdrawals	(39)	(521)	(82,187)	(9)
Contract Charges	(7)	(6)	(5,872)	—
Cost of insurance and administrative charges	—	—	(120)	—
Transfers between Divisions (including fixed account), net	(117)	151	(15,569)	(1)
Increase (decrease) in net assets derived from principal transactions	(162)	(375)	(119,717)	(69)
Total increase (decrease) in net assets	(227)	(443)	(170,415)	(103)
Net assets at December 31, 2018	638	807	751,046	550

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	12	(4,654)	2
Total realized gain (loss) on investments and capital gains distributions	145	73	107,340	66
Net unrealized appreciation (depreciation)of investments	(33)	57	81,862	77
Net increase (decrease) in net assets resulting from operations	121	142	184,548	145
Changes from principal transactions:
Premiums	1	—	4,624	—
Death Benefits	—	—	(15,460)	—
Surrenders and withdrawals	(326)	(49)	(90,865)	(60)
Contract Charges	(6)	(5)	(5,564)	—
Cost of insurance and administrative charges	—	—	(106)	—
Transfers between Divisions (including fixed acccount), net	(2)	34	(14,030)	(2)
Increase (decrease) in net assets derived from principal transactions	(333)	(20)	(121,401)	(62)
Total increase (decrease) in net assets	(212)	122	63,147	83
Net assets at December 31, 2019	$426	$929	$814,193	$633

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Growth and Income Portfolio - Class S	Voya Euro STOXX 50® Index Portfolio - Class A	Voya FTSE 100® Index Portfolio - Class A	Voya Global Equity Portfolio - Class A
Net assets at January 1, 2018	$496,239	$22,535	$4,862	$27

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,194)	134	161	1
Total realized gain (loss) on investments and capital gains distributions	61,165	310	(123)	1
Net unrealized appreciation (depreciation)of investments	(86,964)	(3,964)	(818)	(4)
Net increase (decrease) in net assets resulting from operations	(26,993)	(3,520)	(780)	(2)
Changes from principal transactions:
Premiums	31	158	2,361	—
Death Benefits	(12,516)	(163)	(88)	—
Surrenders and withdrawals	(38,183)	(1,301)	(687)	(6)
Contract Charges	(2,524)	(153)	(72)	—
Cost of insurance and administrative charges	(108)	(2)	(1)	—
Transfers between Divisions (including fixed account), net	(8,451)	(2,024)	(1,597)	—
Increase (decrease) in net assets derived from principal transactions	(61,752)	(3,484)	(84)	(6)
Total increase (decrease) in net assets	(88,744)	(7,005)	(864)	(8)
Net assets at December 31, 2018	407,495	15,530	3,998	19

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,792)	1,435	612	—
Total realized gain (loss) on investments and capital gains distributions	60,946	72	(105)	1
Net unrealized appreciation (depreciation)of investments	42,040	1,826	194	2
Net increase (decrease) in net assets resulting from operations	101,194	3,333	701	3
Changes from principal transactions:
Premiums	685	135	703	—
Death Benefits	(11,255)	(225)	(146)	—
Surrenders and withdrawals	(46,068)	(1,844)	(686)	(2)
Contract Charges	(2,407)	(134)	(57)	—
Cost of insurance and administrative charges	(90)	(2)	(1)	—
Transfers between Divisions (including fixed acccount), net	(7,334)	(467)	(415)	1
Increase (decrease) in net assets derived from principal transactions	(66,469)	(2,537)	(602)	(1)
Total increase (decrease) in net assets	34,725	796	99	2
Net assets at December 31, 2019	$442,220	$16,326	$4,097	$21

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Global Equity Portfolio - Class S	Voya Global Equity Portfolio - Class T	Voya Hang Seng Index Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S
Net assets at January 1, 2018	$432,631	$35,968	$29,577	$94,364

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,785	552	787	(566)
Total realized gain (loss) on investments and capital gains distributions	7,958	687	3,607	15,228
Net unrealized appreciation (depreciation)of investments	(59,484)	(4,858)	(7,871)	(27,828)
Net increase (decrease) in net assets resulting from operations	(40,741)	(3,619)	(3,477)	(13,166)
Changes from principal transactions:
Premiums	34	77	161	39
Death Benefits	(6,904)	(308)	(340)	(3,639)
Surrenders and withdrawals	(35,377)	(2,713)	(2,749)	(10,254)
Contract Charges	(3,479)	(301)	(233)	(453)
Cost of insurance and administrative charges	(72)	(5)	(4)	(20)
Transfers between Divisions (including fixed account), net	(7,465)	(375)	(1,044)	47,826
Increase (decrease) in net assets derived from principal transactions	(53,263)	(3,624)	(4,209)	33,499
Total increase (decrease) in net assets	(94,004)	(7,244)	(7,686)	20,333
Net assets at December 31, 2018	338,627	28,724	21,891	114,697

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,333	93	1,088	(296)
Total realized gain (loss) on investments and capital gains distributions	23,162	2,764	2,961	23,165
Net unrealized appreciation (depreciation)of investments	49,538	(463)	(1,985)	6,784
Net increase (decrease) in net assets resulting from operations	76,033	2,394	2,064	29,653
Changes from principal transactions:
Premiums	630	120	198	248
Death Benefits	(7,044)	(94)	(715)	(2,750)
Surrenders and withdrawals	(41,495)	(1,563)	(1,998)	(16,099)
Contract Charges	(3,558)	(189)	(200)	(632)
Cost of insurance and administrative charges	(81)	(1)	(3)	(21)
Transfers between Divisions (including fixed acccount), net	135,673	(29,391)	(1,503)	(3,758)
Increase (decrease) in net assets derived from principal transactions	84,125	(31,118)	(4,221)	(23,012)
Total increase (decrease) in net assets	160,158	(28,724)	(2,157)	6,641
Net assets at December 31, 2019	$498,785	$—	$19,734	$121,338

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S
Net assets at January 1, 2018	$79,590	$60,019	$656,783	$26,966

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(667)	(639)	3,526	206
Total realized gain (loss) on investments and capital gains distributions	12,060	11,328	4,344	696
Net unrealized appreciation (depreciation)of investments	(22,639)	(18,034)	(100,554)	(4,529)
Net increase (decrease) in net assets resulting from operations	(11,246)	(7,345)	(92,684)	(3,627)
Changes from principal transactions:
Premiums	16	7	2,516	4
Death Benefits	(2,644)	(1,010)	(12,431)	(459)
Surrenders and withdrawals	(5,787)	(4,940)	(52,503)	(2,183)
Contract Charges	(410)	(331)	(4,248)	(170)
Cost of insurance and administrative charges	(11)	(9)	(80)	(3)
Transfers between Divisions (including fixed account), net	201	173	(1,801)	(893)
Increase (decrease) in net assets derived from
principal transactions	(8,634)	(6,110)	(68,547)	(3,704)
Total increase (decrease) in net assets	(19,881)	(13,455)	(161,231)	(7,331)
Net assets at December 31, 2018	59,709	46,564	495,552	19,635

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(378)	(465)	4,536	239
Total realized gain (loss) on investments and capital gains distributions	8,657	9,826	627	365
Net unrealized appreciation (depreciation)of investments	5,806	(690)	82,496	2,914
Net increase (decrease) in net assets resulting from operations	14,085	8,671	87,659	3,518
Changes from principal transactions:
Premiums	158	101	2,553	44
Death Benefits	(1,025)	(850)	(10,748)	(423)
Surrenders and withdrawals	(6,164)	(4,371)	(54,202)	(2,110)
Contract Charges	(380)	(294)	(3,793)	(149)
Cost of insurance and administrative charges	(9)	(7)	(76)	(2)
Transfers between Divisions (including fixed acccount), net	(1,693)	(626)	(7,650)	(328)
Increase (decrease) in net assets derived from principal transactions	(9,113)	(6,047)	(73,916)	(2,968)
Total increase (decrease) in net assets	4,972	2,624	13,743	550
Net assets at December 31, 2019	$64,681	$49,188	$509,295	$20,185

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY

SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Japan TOPIX® Index Portfolio - Class	Voya Russell™ Large Cap Growth Index Portfolio - Class	Voya Russell™ Large Cap Index Portfolio - Class	Voya Russell™ Large Cap Index
	A	S	A	Portfolio - Class S
Net assets at January 1, 2018	$10,601	$248,176	$1,349	$397,452

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15	(2,310)	1	(1,526)
Total realized gain (loss) on investments and capital gains distributions	1,120	26,402	12	26,814
Net unrealized appreciation (depreciation) of investments	(2,509)	(29,295)	(141)	(44,637)
Net increase (decrease) in net assets resulting from operations	(1,374)	(5,203)	(128)	(19,349)
Changes from principal transactions:
Premiums	(2,296)	1,211	215	2,435
Death Benefits	(58)	(5,489)	—	(10,347)
Surrenders and withdrawals	(707)	(22,821)	(16)	(35,540)
Contract Charges	(43)	(1,663)	—	(2,139)
Cost of insurance and administrative charges	(1)	(38)	—	(77)
Transfers between Divisions (including fixed account), net	686	4,295	613	16,601
Increase (decrease) in net assets derived from principal transactions	(2,420)	(24,504)	812	(29,067)
Total increase (decrease) in net assets	(3,793)	(29,708)	684	(48,416)
Net assets at December 31, 2018	6,808	218,468	2,033	349,036

Increase (decrease) in net assets
Operations:
Net investment income (loss)	297	(2,789)	9	(1,238)
Total realized gain (loss) on investments and capital gains distributions	905	29,911	132	42,051
Net unrealized appreciation (depreciation) of investments	(285)	49,870	480	56,099
Net increase (decrease) in net assets resulting from operations	917	76,992	621	96,912
Changes from principal transactions:
Premiums	(483)	2,421	35	2,231
Death Benefits	(42)	(6,115)	—	(9,629)
Surrenders and withdrawals	(359)	(33,490)	(189)	(40,961)
Contract Charges	(35)	(1,837)	—	(2,251)
Cost of insurance and administrative charges	—	(49)	—	(66)
Transfers between Divisions (including fixed acccount), net	(263)	288,428	388	8,170
Increase (decrease) in net assets derived from principal transactions	(1,182)	249,358	234	(42,506)
Total increase (decrease) in net assets	(265)	326,350	855	54,406
Net assets at December 31, 2019	$6,543	$544,818	$2,888	$403,442

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A
Net assets at January 1, 2018	$78	$240,301	$243,426	$3,611

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	817	(3,394)	5
Total realized gain (loss) on investments and capital gains distributions	7	12,735	46,066	419
Net unrealized appreciation (depreciation) of investments	(12)	(31,541)	(57,680)	(793)
Net increase (decrease) in net assets resulting from operations	(4)	(17,989)	(15,008)	(369)
Changes from principal transactions:
Premiums	—	952	1,082	281
Death Benefits	(28)	(4,369)	(4,994)	(15)
Surrenders and withdrawals	(7)	(20,439)	(23,585)	(98)
Contract Charges	—	(1,422)	(1,369)	—
Cost of insurance and administrative charges	—	(30)	(49)	—
Transfers between Divisions (including fixed account), net	1	(3,875)	9,350	(282)
Increase (decrease) in net assets derived from principal transactions	(34)	(29,183)	(19,565)	(114)
Total increase (decrease) in net assets	(38)	(47,172)	(34,573)	(483)
Net assets at December 31, 2018	40	193,129	208,853	3,128

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	642	(3,024)	10
Total realized gain (loss) on investments and capital gains distributions	3	13,721	48,292	602
Net unrealized appreciation (depreciation) of investments	6	36,330	21,413	248
Net increase (decrease) in net assets resulting from operations	9	50,693	66,681	860
Changes from principal transactions:
Premiums	—	1,290	993	113
Death Benefits	—	(4,850)	(6,073)	(3)
Surrenders and withdrawals	(6)	(29,184)	(26,602)	(225)
Contract Charges	—	(1,562)	(1,390)	—
Cost of insurance and administrative charges	—	(72)	(59)	—
Transfers between Divisions (including fixed acccount), net	(1)	586,315	286,500	(86)
Increase (decrease) in net assets derived from principal transactions	(7)	551,937	253,369	(201)
Total increase (decrease) in net assets	2	602,630	320,050	659
Net assets at December 31, 2019	$42	$795,759	$528,903	$3,787

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class A
Net assets at January 1, 2018	$197,217	$2,440	$176,184	$430

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,198)	(4)	(1,627)	(5)
Total realized gain (loss) on investments and capital gains distributions	18,435	157	10,046	67
Net unrealized appreciation (depreciation) of investments	(36,939)	(487)	(29,454)	(135)
Net increase (decrease) in net assets resulting from operations	(19,702)	(334)	(21,035)	(73)
Changes from principal transactions:
Premiums	610	185	715	(6)
Death Benefits	(3,533)	—	(2,577)	—
Surrenders and withdrawals	(16,943)	(43)	(18,384)	(11)
Contract Charges	(1,437)	—	(1,303)	—
Cost of insurance and administrative charges	(19)	—	(20)	—
Transfers between Divisions (including fixed account), net	2,099	62	9,999	16
Increase (decrease) in net assets derived from principal transactions	(19,222)	205	(11,570)	(2)
Total increase (decrease) in net assets	(38,925)	(130)	(32,605)	(74)
Net assets at December 31, 2018	158,292	2,310	143,579	356

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(859)	(4)	(1,536)	(5)
Total realized gain (loss) on investments and capital gains distributions	21,853	312	10,819	52
Net unrealized appreciation (depreciation) of investments	20,620	237	25,114	37
Net increase (decrease) in net assets resulting from operations	41,614	545	34,397	84
Changes from principal transactions:
Premiums	1,071	24	1,169	—
Death Benefits	(3,155)	—	(2,685)	—
Surrenders and withdrawals	(19,999)	(92)	(20,611)	(17)
Contract Charges	(1,382)	—	(1,257)	—
Cost of insurance and administrative charges	(17)	—	(30)	—
Transfers between Divisions (including fixed acccount), net	(721)	114	224,178	2
Increase (decrease) in net assets derived from principal transactions	(24,203)	46	200,764	(15)
Total increase (decrease) in net assets	17,411	591	235,161	69
Net assets at December 31, 2019	$175,703	$2,901	$378,740	$425

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S	Voya MidCap Opportunities Portfolio - Class A	Voya MidCap Opportunities Portfolio - Class S
Net assets at January 1, 2018	$92,066	$176,151	$1,281	$848,540

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,241)	635	(10)	(14,205)
Total realized gain (loss) on investments and capital gains distributions	11,183	(1,546)	172	83,929
Net unrealized appreciation (depreciation) of investments	(23,784)	(3,177)	(264)	(137,527)
Net increase (decrease) in net assets resulting from operations	(13,842)	(4,088)	(102)	(67,803)
Changes from principal transactions:
Premiums	302	339	177	3,835
Death Benefits	(741)	(2,124)	(46)	(17,362)
Surrenders and withdrawals	(8,988)	(21,237)	(61)	(73,270)
Contract Charges	(633)	(1,425)	—	(4,498)
Cost of insurance and administrative charges	(10)	(24)	—	(186)
Transfers between Divisions (including fixed account), net	(3,045)	10,910	(93)	(7,522)
Increase (decrease) in net assets derived from principal transactions	(13,116)	(13,561)	(23)	(99,003)
Total increase (decrease) in net assets	(26,957)	(17,649)	(125)	(166,806)
Net assets at December 31, 2018	65,109	158,502	1,156	681,734

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,093)	738	(9)	(11,879)
Total realized gain (loss) on investments and capital gains distributions	6,623	89	180	100,573
Net unrealized appreciation (depreciation) of investments	9,074	8,873	143	83,699
Net increase (decrease) in net assets resulting from operations	14,604	9,700	314	172,393
Changes from principal transactions:
Premiums	180	677	17	3,469
Death Benefits	(955)	(2,924)	—	(19,761)
Surrenders and withdrawals	(7,166)	(18,486)	(55)	(79,657)
Contract Charges	(550)	(1,438)	—	(4,193)
Cost of insurance and administrative charges	(8)	(22)	—	(155)
Transfers between Divisions (including fixed acccount), net	(3,139)	19,552	(56)	(28,154)
Increase (decrease) in net assets derived from principal transactions	(11,638)	(2,641)	(94)	(128,451)
Total increase (decrease) in net assets	2,966	7,059	220	43,942
Net assets at December 31, 2019	$68,075	$165,561	$1,376	$725,676

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Voya SmallCap Opportunities Portfolio - Class	Voya SmallCap Opportunities Portfolio - Class	Wells Fargo VT Omega Growth	Wells Fargo VT Index Asset Allocation Fund -
	A	S	Fund - Class 2	Class 2
Net assets at January 1, 2018	$1,721	$38,833	$732	$1,132

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14)	(612)	(13)	(9)
Total realized gain (loss) on investments and capital gains distributions	393	7,885	85	88
Net unrealized appreciation (depreciation) of investments	(646)	(12,971)	(73)	(129)
Net increase (decrease) in net assets resulting from operations	(267)	(5,698)	(1)	(50)
Changes from principal transactions:
Premiums	410	6	—	—
Death Benefits	(55)	(1,054)	(123)	—
Surrenders and withdrawals	(289)	(3,623)	(26)	(32)
Contract Charges	—	(218)	(5)	(8)
Cost of insurance and administrative charges	—	(9)	—	—
Transfers between Divisions (including fixed account), net	(88)	(465)	(5)	(3)
Increase (decrease) in net assets derived from principal transactions	(23)	(5,363)	(160)	(43)
Total increase (decrease) in net assets	(289)	(11,061)	(160)	(93)
Net assets at December 31, 2018	1,432	27,772	572	1,039

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(12)	(502)	(12)	(7)
Total realized gain (loss) on investments and capital gains distributions	179	3,847	95	251
Net unrealized appreciation (depreciation) of investments	156	2,798	107	(97)
Net increase (decrease) in net assets resulting from operations	323	6,143	190	147
Changes from principal transactions:
Premiums	25	52	—	—
Death Benefits	—	(611)	—	—
Surrenders and withdrawals	(144)	(3,701)	(97)	(496)
Contract Charges	—	(186)	(5)	(6)
Cost of insurance and administrative charges	—	(7)	—	—
Transfers between Divisions (including fixed acccount), net	(142)	(1,012)	(2)	—
Increase (decrease) in net assets derived from principal transactions	(261)	(5,465)	(104)	(502)
Total increase (decrease) in net assets	62	678	86	(355)
Net assets at December 31, 2019	$1,494	$28,450	$658	$684

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY

SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2019 and 2018
(Dollars in thousands)

	Wells Fargo VT Small Cap Growth Fund - Class 2	Wells Fargo VT Small Cap Growth Fund - Class 2
Net assets at January 1, 2018	$243	$243

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(5)
Total realized gain (loss) on investments and capital gains distributions	37	37
Net unrealized appreciation (depreciation) of investments	(31)	(31)
Net increase (decrease) in net assets resulting from operations	1	1
Changes from principal transactions:
Premiums	—	—
Death Benefits	—	—
Surrenders and withdrawals	(18)	(18)
Contract Charges	(1)	(1)
Cost of insurance and administrative charges	—	—
Transfers between Divisions (including fixed account), net	(1)	(1)
Increase (decrease) in net assets derived from principal transactions	(19)	(19)
Total increase (decrease) in net assets	(19)	(19)
Net assets at December 31, 2018	224	224

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(5)
Total realized gain (loss) on investments and capital gains distributions	47	47
Net unrealized appreciation (depreciation) of investments	7	7
Net increase (decrease) in net assets resulting from operations	49	49
Changes from principal transactions:
Premiums	—	—
Death Benefits	—	—
Surrenders and withdrawals	(6)	(6)
Contract Charges	(1)	(1)
Cost of insurance and administrative charges	—	—
Transfers between Divisions (including fixed acccount), net	0	—
Increase (decrease) in net assets derived from principal transactions	(7)	(7)
Total increase (decrease) in net assets	42	42
Net assets at December 31, 2019	$266	$266

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

1. Organization

Venerable Insurance and Annuity Company (“VIAC” or the “Company”) is an Iowa stock life insurance company that was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, the Company was known as Voya Insurance and Annuity Company. Prior to September 1, 2014, the Company was known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, the Company was known as Golden American Life Insurance Company. On June 1, 2018, the Company became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”) The Company’s direct parent is Venerable Holdings, Inc. (Venerable”). Before June 1, 2018, the Company was an indirect wholly owned subsidiary of Voya Financial, Inc.

Separate Account B of the Company (the “Account”) was established by the Company on July 14, 1988, to support operations of the Company’s variable annuity contracts (the “Contracts”). None of the Contracts are currently available for new purchasers but existing Contract owners may continue to invest in their Contracts.

The variable annuity Contracts supported by the Account are:
•	Architect Variable Annuity
•	GoldenSelect Landmark
•	GoldenSelect Legends
•	Wells Fargo Landmark
•	GoldenSelect Access
•	Golden Select Premium Plus
•	GoldenSelect Premium Plus Featuring the Galaxy VIP Fund
•	GoldenSelect ESII
•	GoldenSelect Opportunities
•	GoldenSelect Generations
•	Wells Fargo Opportunities
•	GoldenSelect DVA Plus
•	GoldenSelect Granite PrimElite
•	Preferred Advantage Variable Annuity
•	Potential Plus Annuity
•	Simplicity Variable Annuity
•	SmartDesign Signature
•	Focus Variable Annuity
•	Rollover Choice Variable Annuity
•	GoldenSelect Value
•	SmartDesign Advantage
•	SmartDesign Variable Annuity
•	GoldenSelect Access One
•	GoldenSelect Fund for Life
•	GoldenSelect DVA
•	GoldenSelect DVA Series 100

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the VIAC guaranteed interest division, the VIAC fixed interest division and the fixed account (an investment option in the Company’s general account), as directed by the Contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VIAC.

At December 31, 2019, the Account had 190 investment divisions (the “Divisions”), each which invests in shares of a designated independently managed mutual fund (“Fund”) of various investment trusts (“the Trusts”).

The Divisions with assets balances at December 31, 2019 and related Trusts are as follows:

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

AIM Variable Insurance Funds:	Fidelity® Variable Insurance Products II:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
American Funds Insurance Series®:	Fidelity® Variable Insurance Products V:
American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
American Funds Insurance Series Bond Fund - Class 4	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
American Funds Insurance Series Capital Income Builder Fund - Class 4	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
American Funds Insurance Series Global Growth Fund - Class 4	Franklin Templeton Variable Insurance Products Trust:
American Funds Insurance Series Growth Fund - Class 4	Franklin Small Cap Value VIP Fund - Class 2
American Funds Insurance Series International Fund - Class 4	Franklin Strategic Income VIP Fund - Class 2
American Funds Insurance Series New World Fund - Class 4	Templeton Global Bond VIP Fund - Class 2
BlackRock Variable Series Funds, Inc.:	Ivy Equity Funds:
BlackRock Equity Dividend V.I. Fund - Class III	Ivy VIP Securian Real Estate Securities - Class II
BlackRock Global Allocation V.I. Fund - Class III	Ivy Funds Variable Insurance Portfolios:
BlackRock High Yield V.I. Fund - Class III	Ivy VIP Asset Strategy
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Ivy VIP Balanced
Columbia Funds Series Trust II:	Ivy VIP Energy
Columbia VP Seligman Global Technology Fund - Class 2	Ivy VIP High Income
Columbia Funds Variable Insurance Trust:	Ivy VIP International Core Equity
Columbia Asset Allocation Fund, Variable Series - Class 1	Ivy VIP Mid Cap Growth
Columbia Small Cap Value Fund, Variable Series - Class 2	Ivy VIP Science and Technology
Columbia Small Company Growth Fund, Variable Series - Class 1	Ivy VIP Small Cap Core - Class II
Columbia Funds Variable Series Trust II:	Ivy VIP Small Cap Growth
Columbia VP Large Cap Growth Fund - Class 1	Janus Aspen Series:
Deutsche DWS Variable Series I:	Janus Henderson Balanced Portfolio - Service Shares
DWS Core Equity VIP - Class B	Janus Henderson Enterprise Portfolio - Service Shares
Deutsche DWS Variable Series II:	Janus Henderson Flexible Bond Portfolio - Service Shares
DWS Alternative Asset Allocation VIP - Class B	Legg Mason Partners Equity Trust:
DWS High Income VIP - Class B	ClearBridge Variable Aggressive Growth Portfolio II
Eaton Vance Variable Trust:	Legg Mason Partners Variable Equity Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	ClearBridge Variable Mid Cap Portfolio - Class II
Federated Insurance Series:	Legg Mason Partners Variable Income Trust:
Federated High Income Bond Fund II - Service Shares	Western Asset Core Plus VIT Portfolio - Class I
Federated Kaufmann Fund II - Service Shares	MFS® Series Trust VIII:
Fidelity® Variable Insurance Products:	MFS VIT II Strategic Income Portfolio - Service Class
Fidelity® VIP Strategic Income Portfolio - Service Class 2

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

MFS® Variable Insurance Trust:	Voya Investors Trust:
MFS VIT Research Series Portfolio - Service Class	Voya Balanced Income Portfolio - Adviser Class
MFS® Variable Insurance Trust II:	Voya Balanced Income Portfolio - Service Class
MFS VIT International Intrinsic Value Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
MFS VIT Value Series - Service Class	Voya Global Perspectives® Portfolio - Class A
MFS® Variable Insurance Trust III:	Voya Government Liquid Assets Portfolio - Service Class
MFS VIT III Global Real Estate Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class
Invesco Oppenheimer Main Street Fund®:	Voya High Yield Portfolio - Adviser Class
Invesco Oppenheimer V.I. Main Street Fund - Series II	Voya High Yield Portfolio - Service Class
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Voya Large Cap Growth Portfolio - Adviser Class
Invesco Variable Insurance Fund:	Voya Large Cap Growth Portfolio - Institutional Class
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	Voya Large Cap Growth Portfolio - Service Class
Invesco Oppenheimer V.I. International Growth Fund - Series II	Voya Large Cap Growth Portfolio - Service 2 Class
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	Voya Large Cap Value Portfolio - Adviser Class
PIMCO Variable Insurance Trust:	Voya Large Cap Value Portfolio - Service Class
PIMCO All Asset Portfolio - Administrative Class	Voya Limited Maturity Bond Portfolio - Service Class
PIMCO Low Duration Portfolio - Administrative Class	Voya Retirement Conservative Portfolio - Adviser Class
PIMCO Real Return Portfolio - Administrative Class	Voya Retirement Growth Portfolio - Adviser Class
PIMCO Short-Term Portfolio - Administrative Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
PIMCO Total Return Portfolio - Administrative Class	Voya Retirement Moderate Portfolio - Adviser Class
ProFunds:	Voya U.S. Stock Index Portfolio - Service Class
ProFund VP Bull	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
ProFund VP Europe 30	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
ProFund VP Rising Rates Opportunity	VY® Clarion Global Real Estate Portfolio - Adviser Class
Putnam Variable Trust:	VY® Clarion Global Real Estate Portfolio - Service Class
Putnam VT Income Fund - Class 1B	VY® Clarion Global Real Estate Portfolio - Service 2 Class
Putnam VT International Equity Fund - Class 1B	VY® Clarion Real Estate Portfolio - Adviser Class
Putnam VT International Value Fund - Class 1B	VY® Clarion Real Estate Portfolio - Service Class
Putnam VT Mortgage Securities Fund - Class 1B	VY® Clarion Real Estate Portfolio - Service 2 Class
Putnam VT Multi-Cap Core Fund - Class IB Shares	VY® Invesco Growth and Income Portfolio - Adviser Class
Putnam VT Small Cap Value Fund - Class 1B	VY® Invesco Growth and Income Portfolio - Service Class
T. Rowe Price Equity Series, Inc.:	VY® Invesco Growth and Income Portfolio - Service 2 Class
T. Rowe Price Blue Chip Growth Portfolio - II	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
T. Rowe Price Health Sciences Portfolio - II	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Variable Insurance Trust:	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
MFS VIT Utilities Series Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
Voya Balanced Portfolio, Inc.:	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
Voya Balanced Portfolio - Class S	VY® Morgan Stanley Global Franchise Portfolio - Service Class
Voya Intermediate Bond Portfolio:	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
Voya Intermediate Bond Portfolio - Class A	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
Voya Intermediate Bond Portfolio - Class S	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Voya Investors Trust (continued):	Voya Variable Funds:
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	Voya Growth and Income Portfolio - Class A
VY® T. Rowe Price Equity Income Portfolio - Adviser Class	Voya Growth and Income Portfolio - Class I
VY® T. Rowe Price International Stock Portfolio - Adviser Class	Voya Growth and Income Portfolio - Class S
VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Variable Portfolios, Inc.:
Voya Partners, Inc.:	Voya Euro STOXX 50® Index Portfolio - Class A
Voya Global Bond Portfolio - Adviser Class	Voya FTSE 100® Index Portfolio - Class A
Voya Global Bond Portfolio - Service Class	Voya Global Equity Portfolio - Class A
Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya Global Equity Portfolio - Class S
Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Hang Seng Index Portfolio - Class S
Voya Solution 2025 Portfolio - Adviser Class	Voya Index Plus LargeCap Portfolio - Class S
Voya Solution 2025 Portfolio - Service Class	Voya Index Plus MidCap Portfolio - Class S
Voya Solution 2035 Portfolio - Adviser Class	Voya Index Plus SmallCap Portfolio - Class S
Voya Solution 2035 Portfolio - Service Class	Voya International Index Portfolio - Class A
Voya Solution 2045 Portfolio - Adviser Class	Voya International Index Portfolio - Class S
Voya Solution 2045 Portfolio - Service Class	Voya Japan TOPIX® Index Portfolio - Class A
Voya Solution 2055 Portfolio - Adviser Class	Voya Russell™ Large Cap Growth Index Portfolio - Class S
Voya Solution Income Portfolio - Adviser Class	Voya Russell™ Large Cap Index Portfolio - Class A
Voya Solution Income Portfolio - Service Class	Voya Russell™ Large Cap Index Portfolio - Class S
Voya Solution Moderately Aggressive Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	Voya Russell™ Large Cap Value Index Portfolio - Class S
VY® American Century Small-Mid Cap Value Portfolio - Service Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
VY® Baron Growth Portfolio - Adviser Class	Voya Russell™ Mid Cap Index Portfolio - Class A
VY® Columbia Contrarian Core Portfolio - Adviser Class	Voya Russell™ Mid Cap Index Portfolio - Class S
VY® Columbia Small Cap Value II Portfolio - Adviser Class	Voya Russell™ Small Cap Index Portfolio - Class A
VY® Columbia Small Cap Value II Portfolio - Service Class	Voya Russell™ Small Cap Index Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Adviser Class	Voya Small Company Portfolio - Class A
VY® Invesco Equity and Income Portfolio - Initial Class	Voya Small Company Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Service Class	Voya U.S. Bond Index Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Service 2 Class	Voya Variable Products Trust:
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	Voya MidCap Opportunities Portfolio - Class A
VY® JPMorgan Mid Cap Value Portfolio - Service Class	Voya MidCap Opportunities Portfolio - Class S
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	Voya SmallCap Opportunities Portfolio - Class A
VY® Invesco Oppenheimer Global Portfolio - Initial Class	Voya SmallCap Opportunities Portfolio - Class S
VY® Invesco Oppenheimer Global Portfolio - Service Class	Wells Fargo Funds Trust:
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	Wells Fargo VT Omega Growth Fund - Class 2
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	Wells Fargo Variable Trust:
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	Wells Fargo VT Index Asset Allocation Fund - Class 2
Voya Strategic Allocation Portfolios, Inc. (continued):	Wells Fargo Variable Trust (continued):
Voya Strategic Allocation Conservative Portfolio - Class S	Wells Fargo VT Small Cap Growth Fund - Class 2
Voya Strategic Allocation Growth Portfolio - Class S
Voya Strategic Allocation Moderate Portfolio - Class S

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

The names of certain Divisions were changed during 2019 because of fund name changes or mergers. The following is a summary of current and former names for those Divisions:

Current Name	Former Name
BlackRock Variable Series Funds, Inc.:	BlackRock Variable Series Funds, Inc.:
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	BlackRock iShares Dynamic Allocation V.I. Fund - Class III
Invesco Oppenheimer Main Street Fund®:	Oppenheimer Main Street Fund®:
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	Oppenheimer Main Street Small Cap Fund®/VA - Service Shares
Invesco Oppenheimer Variable Account Funds:	Oppenheimer Variable Account Funds:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	Oppenheimer Discovery Mid Cap Growth Fund/VA- Service Shares
Invesco Oppenheimer V.I. International Growth Fund - Series II	Oppenheimer International Growth Fund/VA - Service Shares
Invesco Oppenheimer V.I. Main Street Fund - Series II	Oppenheimer Main Street Fund/VA - Service Class
Invesco Oppenheimer V.I. Total Return Bond Fund - Series II	Oppenheimer Total Return Bond Fund/VA - Service Shares
MFS® Variable Insurance Trust II	MFS® Variable Insurance Trust II
MFS VIT International Intrinsic Value Portfolio - Service Class	MFS VIT International Value Portfolio - Service Class
Voya Investors Trust:	Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	VY® Franklin Income Portfolio - Adviser Class
Voya Balanced Income Portfolio - Service Class	VY® Franklin Income Portfolio - Service Class
Voya Balanced Income Portfolio - Service 2 Class	VY® Franklin Income Portfolio - Service 2 Class
Voya Global Equity Portfolio - Service Class	VY® Templeton Global Growth Portfolio - Service Class & Class T
Voya Global Equity Portfolio - Service 2 Class	VY® Templeton Global Growth Portfolio - Service Class 2
Voya Partners, Inc:	Voya Partners, Inc:
Voya International High Dividend Low Volatility Portfolio - Service Class	VY® Templeton Foreign Equity Portfolio - Service Class
Voya International High Dividend Low Volatility Portfolio - Adviser Class	VY® Templeton Foreign Equity Portfolio - Adviser Class
VY® Invesco Oppenheimer Global Portfolio - Service Class	VY® Oppenheimer Global Portfolio - Service Class
VY® Invesco Oppenheimer Global Portfolio - Initial Class	VY® Oppenheimer Global Portfolio - Initial Class
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	VY® Oppenheimer Global Portfolio - Adviser Class

During 2019, the following Divisions were closed to all contract owners because of fund substitutions:

Voya Investors Trust:
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class
VY® JPMorgan Small Cap Core Equity Portfolio - Service 2 Class
VY® Templeton Global Growth Portfolio - Service Class
VY® Templeton Global Growth Portfolio - Service 2 Class
VY® T. Rowe Price Equity Income Portfolio - Service Class
VY® T. Rowe Price Equity Income Portfolio - Service 2 Class
Voya Partners, Inc:
VY® Baron Growth Portfolio - Service Class
VY® Columbia Contrarian Core Portfolio - Service Class
VY® Invesco Comstock Portfolio - Service Class
VY® T. Rowe Price Growth Equity Portfolio - Service Class
Voya Variable Portfolios, Inc:
Voya Global Equity Portfolio - Class T

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners. Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. To the extent that benefits to be paid to the contract owners exceed their account values, VIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including premiums, death benefits, surrenders and withdrawals, contract charges, and cost of insurance and administrative charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VIAC).

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

On January 30, 2020, the World Health Organization (“WHO”) declared that the recent coronavirus disease 2019 (“COVID-19”) outbreak was a global health emergency. On March 11, 2020, the WHO raised the COVID-19 outbreak to “pandemic” status. Following these events, numerous cities, states, and countries issued shelter in place orders requesting or requiring residents to remain at home. The Account can experience losses in its investment portfolio as a result of volatile markets. Due to the recentness and unprecedented nature of these events, as well as the rapid development and fluidity of the situation, the Account is unable at this time to determine whether losses may occur or, if so, the extent of any adverse impact.

3. Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2019 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2019. The Account had no liabilities as of December 31, 2019.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

◾
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

◾
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
◾	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4. Charges and Fees

Under the terms of all Contracts, certain charges and fees are incurred by the Contracts to cover VIAC’s expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of 0.35% to 2.20% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.15% of the assets attributable to certain Contracts. For the Voya Preferred Advantage Variable Annuity Contract ("Preferred Advantage")the Account deducts this charge at annual rates of 0.60% to cover the mortality and expense risks, as specified in the contract. For Preferred Advantage contracts with contract dates on and after November 21, 2016, the maximum daily asset based administrative fee increased to 1.15% annually. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $50 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contracts. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 8.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken as specified in the Contract. These charges are assessed through the redemption of units.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Withdrawal and Distribution Charges

For certain Contracts, a charge is deducted from the accumulation value for contract owners taking more than one conventional partial withdrawal during a Contract year. For certain Contracts, annual distribution fees are deducted from the Contracts’ accumulation values. These charges are assessed through the redemption of units.

Other Contract Charges

For certain Contracts, an additional charge up to 0.60% is deducted daily from the accumulation values for contract owners who select the Premium Bonus Option feature. These charges are assessed through a reduction in unit values.

Certain Contacts contain optional riders that are available for an additional charge, such as minimum guaranteed income benefits and minimum guaranteed withdrawal benefits. The amounts charged for these optional benefits vary based on a number of factors and are defined in the Contracts. These charges are assessed through a reduction in unit values.

Fees Waived by VIAC

Certain charges and fees for various types of Contracts may be waived by VIAC. VIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

5. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2019 follow:

	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	$12	$13
American Funds Insurance Series®:
American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	669	581
American Funds Insurance Series Bond Fund - Class 4	932	369
American Funds Insurance Series Capital Income Builder Fund - Class 4	201	629
American Funds Insurance Series Global Growth Fund - Class 4	192	366
American Funds Insurance Series Growth Fund - Class 4	1,133	1,623
American Funds Insurance Series International Fund - Class 4	94	255
American Funds Insurance Series New World Fund - Class 4	98	131
BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class III	581	803
BlackRock Global Allocation V.I. Fund - Class III	28,524	93,175
BlackRock High Yield V.I. Fund - Class III	454	279
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	4	3
Columbia Funds Series Trust II:
Columbia VP Seligman Global Technology Fund - Class 2	572	347
Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, Variable Series - Class 1	7	45
Columbia Small Cap Value Fund, Variable Series - Class 2	5,937	11,092
Columbia Small Company Growth Fund, Variable Series - Class 1	20	11
Columbia Funds Variable Series Trust II:
Columbia VP Large Cap Growth Fund - Class 1	50	43
Deutsche Variable Series I:
DWS Core Equity VIP - Class B	142	78
Deutsche Variable Series II:
DWS Alternative Asset Allocation VIP - Class B	26	58
DWS High Income VIP - Class B	13	5
Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	468	1,802
Federated Insurance Series:
Federated High Income Bond Fund II - Service Shares	25	47
Federated Kaufmann Fund II - Service Shares	131	171

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Fidelity® Variable Insurance Products:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	$487	$456
Fidelity® Variable Insurance Products II:
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	40	114
Fidelity® Variable Insurance Products V:
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	45	9
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	296	45
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	18	14
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	1,456	949
Franklin Strategic Income VIP Fund - Class 2	121	137
Templeton Global Bond VIP Fund - Class 2	738	551
Ivy Equity Funds:
Ivy VIP Securian Real Estate Securities - Class II	106	29
Ivy Funds Variable Insurance Portfolios:
Ivy VIP Asset Strategy	27	160
Ivy VIP Balanced	262	20
Ivy VIP Energy	79	63
Ivy VIP High Income	149	81
Ivy VIP International Core Equity	1	—
Ivy VIP Mid Cap Growth	103	235
Ivy VIP Science and Technology	91	121
Ivy VIP Small Cap Core - Class II	78	16
Ivy VIP Small Cap Growth	335	225
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares	676	631
Janus Henderson Enterprise Portfolio - Service Shares	346	424
Janus Henderson Flexible Bond Portfolio - Service Shares	76	204
Legg Mason Partners Equity Trust:
ClearBridge Var Aggressive Growth Portfolio II	22	4
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class II	4	23
Legg Mason Partners Variable Income Trust:
Western Asset Core Plus VIT Portfolio - Class I	1	—
MFS® Series Trust VIII:
MFS VIT II Strategic Income Portfolio - Service Class	31	41
MFS Variable Insurance Trust:
MFS VIT Research Series Portfolio - Service Class	125	98
MFS® Variable Insurance Trust II:
MFS VIT International Intrinsic Value Portfolio - Service Class	106	16
MFS VIT Value Series - Service Class	228	65
MFS® Variable Insurance Trust III:
MFS VIT III Global Real Estate Portfolio - Service Class	273	204
Invesco Oppenheimer Main Street Fund®:
Invesco Oppenheimer V.I. Main Street Fund - Series II	86	91
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	747	613

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Invesco Variable Insurance Fund:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	$141	$158
Invesco Oppenheimer V.I. International Growth Fund - Series II	83	499
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	178	24
PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio - Administrative Class	58	48
PIMCO Low Duration Portfolio - Administrative Class	920	441
PIMCO Real Return Portfolio - Administrative Class	278	769
PIMCO Short-Term Portfolio - Administrative Class	493	649
PIMCO Total Return Portfolio - Administrative Class	747	1,074
ProFunds:
ProFund VP Bull	143	1,401
ProFund VP Europe 30	70	316
ProFund VP Rising Rates Opportunity	374	165
Putnam Variable Trust:
Putnam VT Income Fund - Class 1B	329	123
Putnam VT International Equity Fund - Class 1B	—	3
Putnam VT International Value Fund - Class 1B	1	—
Putnam VT Mortgage Securities Fund - Class 1B	152	259
Putnam VT Multi-Cap Core Fund - Class IB Shares	22	54
Putnam VT Small Cap Value Fund - Class 1B	75	70
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio - II	480	1,184
T. Rowe Price Health Sciences Portfolio - II	408	1,072
Variable Insurance Trust:
MFS VIT Utilities Series Portfolio - Service Class	630	215
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class S	416	711
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class A	1,005	606
Voya Intermediate Bond Portfolio - Class S	100,351	280,093
Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	323	241
Voya Balanced Income Portfolio - Service Class	32,914	41,437
Voya Balanced Income Portfolio - Service 2 Class	1,728	1,021
Voya Global Perspectives® Portfolio - Class A	9,330	17,285
Voya Government Liquid Assets Portfolio - Service Class	72,789	116,572
Voya Government Liquid Assets Portfolio - Service 2 Class	2,768	4,452
Voya High Yield Portfolio - Adviser Class	103	322
Voya High Yield Portfolio - Service Class	23,124	44,566
Voya Large Cap Growth Portfolio - Adviser Class	251,173	258,595
Voya Large Cap Growth Portfolio - Institutional Class	8	19
Voya Large Cap Growth Portfolio - Service Class	202,673	226,046
Voya Large Cap Growth Portfolio - Service 2 Class	2,386	2,747
Voya Large Cap Value Portfolio - Adviser Class	35	17
Voya Large Cap Value Portfolio - Service Class	56,986	108,662
Voya Limited Maturity Bond Portfolio - Service Class	541	3,819

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Investors Trust (continued):
Voya Retirement Conservative Portfolio - Adviser Class	$30,152	$44,641
Voya Retirement Growth Portfolio - Adviser Class	224,162	382,997
Voya Retirement Moderate Growth Portfolio - Adviser Class	139,186	260,934
Voya Retirement Moderate Portfolio - Adviser Class	61,747	123,810
Voya U.S. Stock Index Portfolio - Service Class	225,281	4,185
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	150	166
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	9,829	26,427
VY® Clarion Global Real Estate Portfolio - Adviser Class	8	33
VY® Clarion Global Real Estate Portfolio - Service Class	1,759	11,130
VY® Clarion Global Real Estate Portfolio - Service 2 Class	23	140
VY® Clarion Real Estate Portfolio - Adviser Class	61	131
VY® Clarion Real Estate Portfolio - Service Class	3,179	22,865
VY® Clarion Real Estate Portfolio - Service 2 Class	400	2,099
VY® Invesco Growth and Income Portfolio - Adviser Class	152	475
VY® Invesco Growth and Income Portfolio - Service Class	39,376	49,809
VY® Invesco Growth and Income Portfolio - Service 2 Class	4,031	4,764
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	315	556
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	23,308	48,098
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	602	1,627
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	375	342
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	59,011	256,980
VY® JPMorgan Small Cap Core Equity Portfolio - Service 2 Class	5,445	23,624
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	372	416
VY® Morgan Stanley Global Franchise Portfolio - Service Class	32,489	47,237
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	4,282	6,241
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	5,934	3,389
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	181,196	351,656
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	4,891	10,910
VY® T. Rowe Price Equity Income Portfolio - Adviser Class	391	127
VY® T. Rowe Price Equity Income Portfolio - Service Class	123,553	481,270
VY® T. Rowe Price Equity Income Portfolio - Service 2 Class	4,533	17,695
VY® T. Rowe Price International Stock Portfolio - Adviser Class	294	92
VY® T. Rowe Price International Stock Portfolio - Service Class	11,352	22,119
VY® Templeton Global Growth Portfolio - Service Class	21,103	122,375
VY® Templeton Global Growth Portfolio - Service 2 Class	497	2,316
Voya Partners, Inc.:
Voya Global Bond Portfolio - Adviser Class	38	128
Voya Global Bond Portfolio - Service Class	326	572
Voya International High Dividend Low Volatility Portfolio - Adviser Class	106	80
Voya International High Dividend Low Volatility Portfolio - Service Class	34,695	47,085
Voya Solution 2025 Portfolio - Adviser Class	174	153
Voya Solution 2025 Portfolio - Service Class	1,187	2,018
Voya Solution 2035 Portfolio - Adviser Class	114	129
Voya Solution 2035 Portfolio - Service Class	793	591
Voya Solution 2045 Portfolio - Adviser Class	41	23

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Partners, Inc.: (continued)
Voya Solution 2045 Portfolio - Service Class	$95	$133
Voya Solution 2055 Portfolio - Adviser Class	1	94
Voya Solution Income Portfolio - Adviser Class	367	491
Voya Solution Income Portfolio - Service Class	1,136	2,275
Voya Solution Moderately Aggressive Portfolio - Service Class	53,974	78,923
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	157	198
VY® American Century Small-Mid Cap Value Portfolio - Service Class	457	616
VY® Baron Growth Portfolio - Adviser Class	771	278
VY® Baron Growth Portfolio - Service Class	135,259	355,602
VY® Columbia Contrarian Core Portfolio - Adviser Class	437	97
VY® Columbia Contrarian Core Portfolio - Service Class	83,016	257,432
VY® Columbia Small Cap Value II Portfolio - Adviser Class	94	292
VY® Columbia Small Cap Value II Portfolio - Service Class	9,276	12,119
VY® Invesco Comstock Portfolio - Service Class	36,109	176,866
VY® Invesco Equity and Income Portfolio - Adviser Class	282	311
VY® Invesco Equity and Income Portfolio - Initial Class	67	82
VY® Invesco Equity and Income Portfolio - Service Class	29,643	72,692
VY® Invesco Equity and Income Portfolio - Service 2 Class	23,373	51,118
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	276	419
VY® Invesco Oppenheimer Global Portfolio - Initial Class	509	420
VY® Invesco Oppenheimer Global Portfolio - Service Class	25,979	26,701
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	278	283
VY® JPMorgan Mid Cap Value Portfolio - Service Class	13,058	16,947
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	148	156
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	1,237	1,642
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	934	561
VY® T. Rowe Price Growth Equity Portfolio - Service Class	70,380	330,710
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S	893	585
Voya Strategic Allocation Growth Portfolio - Class S	84	345
Voya Strategic Allocation Moderate Portfolio - Class S	116	62
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	90,312	135,839
Voya Growth and Income Portfolio - Class I	71	70
Voya Growth and Income Portfolio - Class S	49,675	74,201
Voya Variable Portfolios, Inc.:
Voya Euro STOXX 50® Index Portfolio - Class A	2,937	4,004
Voya FTSE 100® Index Portfolio - Class A	1,369	1,220
Voya Global Equity Portfolio - Class A	2	2
Voya Global Equity Portfolio - Class S	170,253	65,428
Voya Global Equity Portfolio - Class T	2,824	32,339
Voya Hang Seng Index Portfolio - Class S	8,102	5,818
Voya Index Plus LargeCap Portfolio - Class S	14,232	26,748
Voya Index Plus MidCap Portfolio - Class S	7,027	10,211
Voya Index Plus SmallCap Portfolio - Class S	7,993	7,191
Voya International Index Portfolio - Class A	15,272	84,652

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
Voya Variable Portfolios, Inc.: (continued)
Voya International Index Portfolio - Class S	$717	$3,446
Voya Japan TOPIX® Index Portfolio - Class A	3,309	2,912
Voya Russell™ Large Cap Growth Index Portfolio - Class S	309,394	51,598
Voya Russell™ Large Cap Index Portfolio - Class A	731	408
Voya Russell™ Large Cap Index Portfolio - Class S	31,110	62,700
Voya Russell™ Large Cap Value Index Portfolio - Class I	3	8
Voya Russell™ Large Cap Value Index Portfolio - Class S	599,954	39,491
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	327,288	55,702
Voya Russell™ Mid Cap Index Portfolio - Class A	920	475
Voya Russell™ Mid Cap Index Portfolio - Class S	37,610	31,696
Voya Russell™ Small Cap Index Portfolio - Class A	557	206
Voya Russell™ Small Cap Index Portfolio - Class S	251,907	36,298
Voya Small Company Portfolio - Class A	61	22
Voya Small Company Portfolio - Class S	10,825	13,495
Voya U.S. Bond Index Portfolio - Class S	21,357	23,259
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class A	228	158
Voya MidCap Opportunities Portfolio - Class S	92,951	141,350
Voya SmallCap Opportunities Portfolio - Class A	307	371
Voya SmallCap Opportunities Portfolio - Class S	4,178	6,020
Wells Fargo Funds Trust:
Wells Fargo VT Omega Growth Fund - Class 2	80	117
Wells Fargo Variable Trust:
Wells Fargo VT Index Asset Allocation Fund - Class 2	51	517
Wells Fargo VT Small Cap Growth Fund - Class 2	42	13

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

6. Changes in Units

The changes in units outstanding for the years ended December 31, 2019 and 2018 are shown in the following table.

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AIM Variable Insurance Funds:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,054	1,044	10	651	2,142	(1,491)
American Funds Insurance Series:
American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4	22,436	47,749	(25,313)	70,573	52,260	18,313
American Funds Insurance Series Bond Fund - Class 4	83,682	34,560	49,122	21,222	53,454	(32,232)
American Funds Insurance Series Capital Income Builder Fund - Class 4	13,943	56,062	(42,119)	31,577	30,775	802
American Funds Insurance Series Global Growth Fund - Class 4	5,910	26,207	(20,297)	53,463	55,954	(2,491)
American Funds Insurance Series Growth Fund - Class 4	22,537	106,047	(83,510)	133,858	105,623	28,235
American Funds Insurance Series International Fund - Class 4	2,946	20,635	(17,689)	34,900	21,144	13,756
American Funds Insurance Series New World Fund - Class 4	3,594	9,598	(6,004)	31,499	20,081	11,418
BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class III	16,364	60,004	(43,640)	77,039	47,662	29,377
BlackRock Global Allocation V.I. Fund - Class III	505,351	6,948,374	(6,443,023)	1,274,930	7,232,123	(5,957,193)
BlackRock High Yield V.I. Fund - Class III	28,508	24,084	4,424	58,341	30,818	27,523
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	22	96	(74)	191	134	57
Columbia Funds Series Trust II:
Columbia VP Seligman Global Technology Fund - Class 2	22,581	27,102	(4,521)	54,903	31,746	23,157
Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, Variable Series - Class 1	56	1,653	(1,597)	58	4,318	(4,260)
Columbia Small Cap Value Fund, Variable Series - Class 2	23,068	314,420	(291,352)	76,386	250,837	(174,451)
Columbia Small Company Growth Fund, Variable Series - Class 1	1,676	1,670	6	—	39	(39)
Columbia Funds Variable Series Trust II:
Columbia VP Large Cap Growth Fund - Class 1	4,007	3,217	790	—	21,516	(21,516)
Deutsche Variable Series I:
DWS Core Equity VIP - Class B	648	4,998	(4,350)	20,118	4,025	16,093
Deutsche Variable Series II:
DWS Alternative Asset Allocation VIP - Class B	29	4,944	(4,915)	44,476	537	43,939
DWS High Income VIP - Class B	503	286	217	839	489	350

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	25,698	163,204	(137,506)	241,142	75,243	165,899
Federated Insurance Series:
Federated High Income Bond Fund II - Service Shares	456	4,170	(3,714)	33,735	21,061	12,674
Federated Kaufmann Fund II - Service Shares	8,389	12,915	(4,526)	34,188	15,581	18,607
Fidelity® Variable Insurance Products:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	33,530	41,717	(8,187)	91,690	87,724	3,966
Fidelity® Variable Insurance Products II:
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	464	9,420	(8,956)	18,932	5,670	13,262
Fidelity® Variable Insurance Products V:
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	—	—	—	66,987	4,060	62,927
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	13,104	3,036	10,068	42,481	12,551	29,930
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	687	1,056	(369)	116	501	(385)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	2,804	24,256	(21,452)	10,339	43,961	(33,622)
Franklin Strategic Income VIP Fund - Class 2	6,677	12,308	(5,631)	5,298	31,475	(26,177)
Templeton Global Bond VIP Fund - Class 2	47,865	54,660	(6,795)	90,245	81,088	9,157
Ivy Equity Funds:
Ivy VIP Securian Real Estate Securities - Class II	9,320	2,259	7,061	2,825	809	2,016
Ivy Funds Variable Insurance Portfolios:
Ivy VIP Asset Strategy	285	15,110	(14,825)	2,320	7,840	(5,520)
Ivy VIP Balanced	17,867	1,081	16,786	3,470	5,449	(1,979)
Ivy VIP Energy	12,811	9,931	2,880	42,999	26,364	16,635
Ivy VIP High Income	6,196	6,323	(127)	6,176	16,682	(10,506)
Ivy VIP International Core Equity	61	15	46	12,001	11,796	205
Ivy VIP Mid Cap Growth	51	16,583	(16,532)	7,160	8,936	(1,776)
Ivy VIP Science and Technology	540	7,916	(7,376)	5,364	16,614	(11,250)
Ivy VIP Small Cap Core - Class II	3,451	1,227	2,224	11,634	4,926	6,708
Ivy VIP Small Cap Growth	21,349	16,349	5,000	31,081	13,148	17,933
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares	41,376	48,204	(6,828)	96,014	41,421	54,593
Janus Henderson Enterprise Portfolio - Service Shares	14,264	26,699	(12,435)	61,623	27,914	33,709

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Series: (continued)
Janus Henderson Flexible Bond Portfolio - Service Shares	4,410	18,850	(14,440)	6,771	49,064	(42,293)
Legg Mason Partners Equity Trust:
ClearBridge Var Aggressive Growth Portfolio II	1,459	259	1,200	1,092	1,099	(7)
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class II	166	1,762	(1,596)	3,262	1,718	1,544
Legg Mason Partners Variable Income Trust:
Western Asset Core Plus VIT Portfolio - Class I	12	10	2	10	996	(986)
MFS® Series Trust VIII:
MFS VIT II Strategic Income Portfolio - Service Class	1,956	3,491	(1,535)	7,644	6,042	1,602
MFS Variable Insurance Trust:
MFS VIT Research Series Portfolio - Service Class	5,171	6,635	(1,464)	11,601	7,659	3,942
MFS® Variable Insurance Trust II:
MFS VIT International Intrinsic Value Portfolio - Service Class	6,970	994	5,976	7,686	4,837	2,849
MFS VIT Value Series - Service Class	17,666	4,939	12,727	23,253	4,033	19,220
MFS® Variable Insurance Trust III:
MFS VIT III Global Real Estate Portfolio - Service Class	20,160	16,562	3,598	20,277	3,699	16,578
Invesco Oppenheimer Main Street Fund®:
Invesco Oppenheimer V.I. Main Street Fund - Series II	159	7,675	(7,516)	5,773	853	4,920
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II	15,524	15,504	20	3,854	10,172	(6,318)
Invesco Variable Insurance Fund:
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II	5,633	9,542	(3,909)	8,945	2,583	6,362
Invesco Oppenheimer V.I. International Growth Fund - Series II	2,567	45,630	(43,063)	28,219	28,839	(620)
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares	16,385	2,192	14,193	3,942	14,241	(10,299)
PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio - Administrative Class	4,591	4,045	546	1,924	1,887	37
PIMCO Low Duration Portfolio - Administrative Class	86,571	43,009	43,562	44,963	47,429	(2,466)
PIMCO Real Return Portfolio - Administrative Class	16,630	53,455	(36,825)	15,589	47,650	(32,061)
PIMCO Short-Term Portfolio - Administrative Class	44,261	62,406	(18,145)	64,663	107,655	(42,992)
PIMCO Total Return Portfolio - Administrative Class	59,759	100,839	(41,080)	144,095	274,899	(130,804)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
ProFunds:
ProFund VP Bull	1,601	75,487	(73,886)	1,747	59,845	(58,098)
ProFund VP Europe 30	2,032	27,971	(25,939)	2,976	25,833	(22,857)
ProFund VP Rising Rates Opportunity	213,088	93,942	119,146	78,748	136,521	(57,773)
Putnam Variable Trust:
Putnam VT Income Fund - Class 1B	26,994	10,576	16,418	29,576	46,684	(17,108)
Putnam VT International Equity Fund - Class 1B	17	267	(250)	72	1,341	(1,269)
Putnam VT International Value Fund - Class 1B	—	—	—	294	294	—
Putnam VT Mortgage Securities Fund - Class 1B	13,351	24,347	(10,996)	19,435	22,108	(2,673)
Putnam VT Multi-Cap Core Fund - Class IB Shares	31	3,852	(3,821)	2,922	1,790	1,132
Putnam VT Small Cap Value Fund - Class 1B	3,660	5,975	(2,315)	10,886	454	10,432
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio - II	27,329	77,746	(50,417)	102,925	87,441	15,484
T. Rowe Price Health Sciences Portfolio - II	17,751	82,191	(64,440)	97,502	82,606	14,896
Variable Insurance Trust:
MFS VIT Utilities Series Portfolio - Service Class	46,449	16,483	29,966	9,207	18,524	(9,317)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class S	12,928	34,359	(21,431)	592	24,768	(24,176)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class A	89,178	60,214	28,964	47,863	151,877	(104,014)
Voya Intermediate Bond Portfolio - Class S	10,346,844	23,906,622	(13,559,778)	14,717,775	30,415,818	(15,698,043)
Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	9,521	19,136	(9,615)	42,552	46,322	(3,770)
Voya Balanced Income Portfolio - Service Class	1,094,838	3,016,276	(1,921,438)	896,375	4,168,366	(3,271,991)
Voya Balanced Income Portfolio - Service 2 Class	72,057	55,226	16,831	16,966	41,716	(24,750)
Voya Global Perspectives® Portfolio - Class A	290,833	1,429,215	(1,138,382)	296,837	1,815,040	(1,518,203)
Voya Government Liquid Assets Portfolio - Service Class	13,289,088	16,407,496	(3,118,408)	13,112,552	14,443,398	(1,330,846)
Voya Government Liquid Assets Portfolio - Service 2 Class	283,426	466,430	(183,004)	1,216,348	1,428,457	(212,109)
Voya High Yield Portfolio - Adviser Class	6,462	27,480	(21,018)	13,537	24,426	(10,889)
Voya High Yield Portfolio - Service Class	1,259,354	2,713,515	(1,454,161)	1,270,555	3,360,868	(2,090,313)
Voya Large Cap Growth Portfolio - Adviser Class	1,167,787	11,556,302	(10,388,515)	1,961,705	13,194,201	(11,232,496)
Voya Large Cap Growth Portfolio - Institutional Class	—	1,234	(1,234)	—	2,526	(2,526)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Investors Trust (continued):
Voya Large Cap Growth Portfolio - Service Class	182,445	6,010,990	(5,828,545)	195,161	6,613,531	(6,418,370)
Voya Large Cap Growth Portfolio - Service 2 Class	1,080	71,223	(70,143)	1,223	57,348	(56,125)
Voya Large Cap Value Portfolio - Adviser Class	84	1,266	(1,182)	490	5,023	(4,533)
Voya Large Cap Value Portfolio - Service Class	816,082	6,010,494	(5,194,412)	1,062,109	6,224,555	(5,162,446)
Voya Limited Maturity Bond Portfolio - Service Class	12,801	164,024	(151,223)	23,805	184,323	(160,518)
Voya Retirement Conservative Portfolio - Adviser Class	3,538,546	5,592,485	(2,053,939)	3,525,228	6,519,381	(2,994,153)
Voya Retirement Growth Portfolio - Adviser Class	1,723,714	23,115,049	(21,391,335)	1,882,951	21,685,240	(19,802,289)
Voya Retirement Moderate Growth Portfolio - Adviser Class	1,601,908	16,332,908	(14,731,000)	1,857,771	17,398,115	(15,540,344)
Voya Retirement Moderate Portfolio - Adviser Class	2,438,850	9,499,689	(7,060,839)	2,001,424	10,329,138	(8,327,714)
Voya U.S. Stock Index Portfolio - Service Class	21,952,982	439,343	21,513,639	—	—	—
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	13,430	15,799	(2,369)	13,671	13,129	542
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	1,486,987	3,018,027	(1,531,040)	2,974,027	3,035,981	(61,954)
VY® Clarion Global Real Estate Portfolio - Adviser Class	243	3,012	(2,769)	1,445	9,511	(8,066)
VY® Clarion Global Real Estate Portfolio - Service Class	51,292	713,291	(661,999)	127,855	749,949	(622,094)
VY® Clarion Global Real Estate Portfolio - Service 2 Class	523	8,572	(8,049)	431	6,149	(5,718)
VY® Clarion Real Estate Portfolio - Adviser Class	4,026	11,247	(7,221)	3,800	11,869	(8,069)
VY® Clarion Real Estate Portfolio - Service Class	11,263	231,294	(220,031)	41,080	236,245	(195,165)
VY® Clarion Real Estate Portfolio - Service 2 Class	4,469	55,457	(50,988)	9,057	46,081	(37,024)
VY® Invesco Growth and Income Portfolio - Adviser Class	3,461	38,823	(35,362)	28,989	26,983	2,006
VY® Invesco Growth and Income Portfolio - Service Class	142,502	1,115,545	(973,043)	254,798	1,238,172	(983,374)
VY® Invesco Growth and Income Portfolio - Service 2 Class	15,702	162,098	(146,396)	27,104	140,799	(113,695)
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	17,720	43,815	(26,095)	37,929	35,554	2,375
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	735,231	2,200,126	(1,464,895)	1,472,664	3,482,498	(2,009,834)
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	2,260	46,564	(44,304)	7,137	39,101	(31,964)
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	4,396	27,819	(23,423)	34,821	12,387	22,434
VY® JPMorgan Small Cap Core Equity Portfolio - Service Class	359,045	7,867,092	(7,508,047)	1,452,203	1,357,421	94,782
VY® JPMorgan Small Cap Core Equity Portfolio - Service 2 Class	4,392	662,857	(658,465)	9,495	73,412	(63,917)
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	8,636	26,530	(17,894)	17,169	10,889	6,280
VY® Morgan Stanley Global Franchise Portfolio - Service Class	401,903	1,463,613	(1,061,710)	488,934	1,397,592	(908,658)
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	7,434	152,153	(144,719)	17,841	170,720	(152,879)
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	309,178	290,692	18,486	469,365	354,783	114,582

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Investors Trust (continued):
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	2,107,883	5,811,894	(3,704,011)	1,778,887	5,703,072	(3,924,185)
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	47,388	300,330	(252,942)	32,591	164,140	(131,549)
VY® T. Rowe Price Equity Income Portfolio - Adviser Class	3,608	9,510	(5,902)	5,848	7,914	(2,066)
VY® T. Rowe Price Equity Income Portfolio - Service Class	488,421	10,140,025	(9,651,604)	541,228	1,776,880	(1,235,652)
VY® T. Rowe Price Equity Income Portfolio - Service 2 Class	11,111	690,919	(679,808)	21,705	86,489	(64,784)
VY® T. Rowe Price International Stock Portfolio - Adviser Class	23,621	9,107	14,514	27,710	11,047	16,663
VY® T. Rowe Price International Stock Portfolio - Service Class	421,431	1,418,665	(997,234)	1,050,564	1,656,356	(605,792)
VY® Templeton Global Growth Portfolio - Service Class	84,946	4,941,647	(4,856,701)	268,495	897,046	(628,551)
VY® Templeton Global Growth Portfolio - Service 2 Class	8,021	130,432	(122,411)	3,360	24,141	(20,781)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Adviser Class	1,775	11,418	(9,643)	24,173	12,239	11,934
Voya Global Bond Portfolio - Service Class	13,246	37,868	(24,622)	62,965	63,651	(686)
Voya International High Dividend Low Volatility Portfolio - Adviser Class	4,128	7,166	(3,038)	8,144	5,611	2,533
Voya International High Dividend Low Volatility Portfolio - Service Class	999,878	4,251,101	(3,251,223)	1,645,015	4,077,977	(2,432,962)
Voya Solution 2025 Portfolio - Adviser Class	11,198	12,451	(1,253)	18,960	23,864	(4,904)
Voya Solution 2025 Portfolio - Service Class	7,765	105,123	(97,358)	1,510	101,483	(99,973)
Voya Solution 2035 Portfolio - Adviser Class	7,249	10,102	(2,853)	19,475	12,068	7,407
Voya Solution 2035 Portfolio - Service Class	451	26,304	(25,853)	1,507	40,210	(38,703)
Voya Solution 2045 Portfolio - Adviser Class	2,626	1,801	825	955	4	951
Voya Solution 2045 Portfolio - Service Class	386	6,352	(5,966)	1,053	5,871	(4,818)
Voya Solution 2055 Portfolio - Adviser Class	1	7,818	(7,817)	400	312	88
Voya Solution Income Portfolio - Adviser Class	31,572	45,468	(13,896)	23,383	3,561	19,822
Voya Solution Income Portfolio - Service Class	46,683	148,653	(101,970)	11,462	208,054	(196,592)
Voya Solution Moderately Aggressive Portfolio - Service Class	353,793	6,344,669	(5,990,876)	880,006	7,567,884	(6,687,878)
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	11,492	25,062	(13,570)	21,873	25,309	(3,436)
VY® American Century Small-Mid Cap Value Portfolio - Service Class	4,567	14,718	(10,151)	4,163	10,157	(5,994)
VY® Baron Growth Portfolio - Adviser Class	7,556	17,717	(10,161)	23,045	10,271	12,774
VY® Baron Growth Portfolio - Service Class	724,659	11,540,973	(10,816,314)	1,748,272	2,917,970	(1,169,698)
VY® Columbia Contrarian Core Portfolio - Adviser Class	6,398	6,765	(367)	5,395	60,441	(55,046)
VY® Columbia Contrarian Core Portfolio - Service Class	291,489	12,174,507	(11,883,018)	531,263	2,234,882	(1,703,619)
VY® Columbia Small Cap Value II Portfolio - Adviser Class	1,818	24,877	(23,059)	4,201	10,794	(6,593)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Partners, Inc. (continued):
VY® Columbia Small Cap Value II Portfolio - Service Class	48,466	649,079	(600,613)	232,882	698,700	(465,818)
VY® Invesco Comstock Portfolio - Service Class	191,822	7,583,458	(7,391,636)	1,313,166	2,017,548	(704,382)
VY® Invesco Equity and Income Portfolio - Adviser Class	16,968	26,307	(9,339)	8,391	14,525	(6,134)
VY® Invesco Equity and Income Portfolio - Initial Class	61	3,262	(3,201)	71	5,339	(5,268)
VY® Invesco Equity and Income Portfolio - Service Class	115,344	3,405,974	(3,290,630)	279,574	3,834,389	(3,554,815)
VY® Invesco Equity and Income Portfolio - Service 2 Class	488,581	4,056,153	(3,567,572)	1,111,485	5,331,729	(4,220,244)
VY® Invesco Oppenheimer Global Portfolio - Adviser Class	7,800	32,169	(24,368)	32,542	25,640	6,902
VY® Invesco Oppenheimer Global Portfolio - Initial Class	491	14,612	(14,121)	689	26,040	(25,351)
VY® Invesco Oppenheimer Global Portfolio - Service Class	266,230	1,165,076	(898,846)	913,127	2,170,199	(1,257,072)
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	1,329	23,353	(22,024)	28,854	13,965	14,889
VY® JPMorgan Mid Cap Value Portfolio - Service Class	12,079	612,250	(600,171)	77,052	737,895	(660,843)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	4,270	10,825	(6,555)	7,524	8,625	(1,101)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	12,712	39,392	(26,680)	8,292	52,339	(44,047)
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	9,540	35,061	(25,521)	35,670	23,807	11,863
VY® T. Rowe Price Growth Equity Portfolio - Service Class	1,159,653	13,368,650	(12,208,997)	3,297,456	3,921,633	(624,177)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S	34,751	25,902	8,849	14,911	30,114	(15,203)
Voya Strategic Allocation Growth Portfolio - Class S	219	12,871	(12,652)	265	6,395	(6,130)
Voya Strategic Allocation Moderate Portfolio - Class S	1,490	2,259	(769)	10,934	27,013	(16,079)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class A	746,199	6,909,294	(6,163,095)	1,107,205	7,566,752	(6,459,547)
Voya Growth and Income Portfolio - Class I	—	3,412	(3,412)	12	4,097	(4,085)
Voya Growth and Income Portfolio - Class S	138,731	3,838,154	(3,699,423)	145,188	3,817,671	(3,672,483)
Voya Variable Portfolios, Inc.:
Voya Euro STOXX 50® Index Portfolio - Class A	166,793	428,704	(261,911)	198,990	540,897	(341,907)
Voya FTSE 100® Index Portfolio - Class A	55,077	104,079	(49,002)	309,117	317,346	(8,229)
Voya Global Equity Portfolio - Class A	29	154	(125)	48	514	(466)
Voya Global Equity Portfolio - Class S	12,581,981	5,096,161	7,485,820	417,361	4,871,409	(4,454,048)
Voya Global Equity Portfolio - Class T	109,216	3,070,515	(2,961,299)	196,404	534,272	(337,868)
Voya Hang Seng Index Portfolio - Class S	92,709	343,470	(250,761)	183,717	419,456	(235,739)
Voya Index Plus LargeCap Portfolio - Class S	24,532	1,077,904	(1,053,372)	2,377,011	808,719	1,568,292

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Year ended December 31,
	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Voya Variable Portfolios, Inc.:( continued)
Voya Index Plus MidCap Portfolio - Class S	14,003	366,503	(352,500)	82,874	402,905	(320,031)
Voya Index Plus SmallCap Portfolio - Class S	23,930	276,462	(252,532)	71,607	301,138	(229,531)
Voya International Index Portfolio - Class A	1,139,705	8,139,706	(7,000,001)	2,909,627	9,079,127	(6,169,500)
Voya International Index Portfolio - Class S	16,206	316,680	(300,474)	47,600	404,390	(356,790)
Voya Japan TOPIX® Index Portfolio - Class A	168,992	256,674	(87,682)	102,759	263,269	(160,510)
Voya Russell™ Large Cap Growth Index Portfolio - Class S	7,794,787	1,740,912	6,053,875	1,379,143	2,095,980	(716,837)
Voya Russell™ Large Cap Index Portfolio - Class A	48,411	30,517	17,894	82,209	13,411	68,798
Voya Russell™ Large Cap Index Portfolio - Class S	1,638,533	3,576,936	(1,938,403)	2,426,811	3,890,118	(1,463,307)
Voya Russell™ Large Cap Value Index Portfolio - Class I	—	555	(555)	39	2,888	(2,849)
Voya Russell™ Large Cap Value Index Portfolio - Class S	20,951,264	1,813,935	19,137,329	599,817	1,781,586	(1,181,769)
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	8,646,249	1,777,399	6,868,850	924,646	1,505,771	(581,125)
Voya Russell™ Mid Cap Index Portfolio - Class A	21,458	37,741	(16,283)	31,862	41,471	(9,609)
Voya Russell™ Mid Cap Index Portfolio - Class S	577,454	1,707,099	(1,129,645)	935,248	1,870,792	(935,544)
Voya Russell™ Small Cap Index Portfolio - Class A	19,088	15,585	3,503	30,723	14,657	16,066
Voya Russell™ Small Cap Index Portfolio - Class S	11,595,794	2,033,102	9,562,692	1,380,028	1,927,020	(546,992)
Voya Small Company Portfolio - Class A	133	1,675	(1,542)	3,231	3,198	33
Voya Small Company Portfolio - Class S	117,442	677,039	(559,597)	361,982	964,232	(602,250)
Voya U.S. Bond Index Portfolio - Class S	2,814,201	3,027,977	(213,776)	2,764,563	3,953,824	(1,189,261)
Voya Variable Products Trust:
Voya MidCap Opportunities Portfolio - Class A	4,300	11,164	(6,864)	20,624	22,067	(1,443)
Voya MidCap Opportunities Portfolio - Class S	461,876	5,853,218	(5,391,342)	1,193,003	5,593,121	(4,400,118)
Voya SmallCap Opportunities Portfolio - Class A	9,319	31,834	(22,515)	40,789	40,465	324
Voya SmallCap Opportunities Portfolio - Class S	10,787	293,661	(282,874)	37,442	287,001	(249,559)
Wells Fargo Funds Trust:
Wells Fargo VT Omega Growth Fund - Class 2	—	3,348	(3,348)	3	6,092	(6,089)
Wells Fargo Variable Trust:
Wells Fargo VT Index Asset Allocation Fund - Class 2	—	21,621	(21,621)	—	1,957	(1,957)
Wells Fargo VT Small Cap Growth Fund - Class 2	—	223	(223)	6	564	(558)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

7. Financial Highlights

A summary of unit values, units outstanding, and net assets for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, follows:

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
2019		11	$11.88	to	$11.47	$124	0.00%	0.60%	to	1.15%	14.23%	to	13.56%
2018		11	$10.10	to	$10.40	$109	1.64%	0.60%	to	1.15%	-7.31%	to	-7.85%
2017		12	$10.96	to	$11.22	$135	3.88%	0.60%	to	1.15%		9.14%
2016		9		$10.28		$91	0.13%		0.60%			10.90%
2015	07/07/2015	1		$9.27		$7	(a)		0.60%			(a)
American Funds Insurance Series Blue Chip Income & Growth Fund - Class 4
2019		343	$13.83	to	$12.92	$4,508	1.94%	0.60%	to	1.15%	20.37%	to	19.63%
2018		369	$10.80	to	$11.49	$4,039	1.97%	0.60%	to	1.15%	-9.53%	to	-9.92%
2017		350	$11.99	to	$12.70	$4,274	2.83%	0.60%	to	1.15%	16.09%	to	15.29%
2016	06/15/2016	43	$10.40	to	$10.94	$472	(b)	0.60%	to	1.15%		(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
American Funds Insurance Series Bond Fund - Class 4
2019		206	$10.99	to	$10.68	$2,233	2.78%	0.60%	to	1.15%	8.49%	to	7.77%
2018		157	$9.91	to	$10.13	$1,578	2.11%	0.60%	to	1.15%	-1.46%	to	-1.98%
2017		189	$10.11	to	$10.28	$1,936	2.21%	0.60%	to	1.15%		2.59%
2016		113		$10.02		$1,135	1.93%		0.60%			2.24%
2015	07/07/2015	51		$9.80		$497	(a)		0.60%			(a)
American Funds Insurance Series Capital Income Builder Fund - Class 4
2019		186	$11.85	to	$12.04	$2,226	2.63%	0.60%	to	1.15%	16.98%	to	16.22%
2018		228	$10.13	to	$10.36	$2,341	2.75%	0.60%	to	1.15%	-7.83%	to	-8.32%
2017		227	$10.99	to	$11.30	$2,534	2.79%	0.60%	to	1.15%	11.91%	to	11.33%
2016		91	$9.82	to	$10.15	$889	3.30%	0.60%	to	1.15%		3.15%
2015	07/07/2015	25		$9.52		$238	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
American Funds Insurance Series Global Growth Fund - Class 4
2019		122	$15.45	to	$15.51	$1,882	0.96%	0.60%	to	1.15%	34.11%	to	33.36%
2018		142	$11.52	to	$11.63	$1,643	0.57%	0.60%	to	1.15%	-9.79%	to	-10.26%
2017		144	$12.77	to	$12.96	$1,855	0.63%	0.60%	to	1.15%		30.31%
2016		81		$9.80		$795	0.88%		0.60%			-0.20%
2015	07/07/2015	31		$9.82		$309	(a)		0.60%			(a)
American Funds Insurance Series Growth Fund - Class 4
2019		458	$17.74	to	$16.45	$7,805	0.58%	0.60%	to	1.15%	29.68%	to	28.92%
2018		542	$12.76	to	$13.68	$7,143	0.28%	0.60%	to	1.15%	-1.08%	to	-1.62%
2017		513	$12.97	to	$13.83	$6,904	0.52%	0.60%	to	1.15%	27.23%	to	26.54%
2016		230	$10.25	to	$10.87	$2,495	0.75%	0.60%	to	1.15%		8.48%
2015	07/07/2015	72		$10.02		$717	(a)		0.60%			(a)
American Funds Insurance Series International Fund - Class 4
2019		133	$12.57	to	$13.27	$1,711	1.21%	0.60%	to	1.15%	21.92%	to	21.30%
2018		151	$10.31	to	$10.94	$1,595	1.65%	0.60%	to	1.15%	-13.94%	to	-14.40%
2017		137	$11.98	to	$12.78	$1,682	1.62%	0.60%	to	1.15%	31.22%	to	30.41%
2016		65	$9.13	to	$9.80	$590	1.62%	0.60%	to	1.15%		2.58%
2015	07/07/2015	32		$8.90		$281	(a)		0.60%			(a)
American Funds Insurance Series New World Fund - Class 4
2019		91	$13.71	to	$13.71	$1,244	0.79%	0.60%	to	1.15%	28.13%	to	27.30%
2018		97	$10.70	to	$10.77	$1,038	0.76%	0.60%	to	1.15%	-14.81%	to	-15.20%
2017		85	$10.77	to	$12.70	$1,077	0.93%	0.60%	to	1.15%		28.29%
2016		43		$9.79		$417	0.74%		0.60%			4.37%
2015	07/07/2015	29		$9.38		$273	(a)		0.60%			(a)
BlackRock Equity Dividend V.I. Fund - Class III
2019		323	$15.28	to	$13.96	$4,750	1.82%	0.60%	to	1.15%	26.70%	to	25.99%
2018		367	$11.08	to	$12.06	$4,270	1.89%	0.60%	to	1.15%	-7.94%	to	-8.51%
2017		337	$12.11	to	$13.10	$4,296	1.51%	0.60%	to	1.15%	15.83%	to	15.11%
2016		158	$10.52	to	$11.31	$1,782	1.74%	0.60%	to	1.15%		15.29%
2015	07/07/2015	38		$9.81		$369	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
BlackRock Global Allocation V.I. Fund - Class III
2019		40,288	$11.96	to	$12.75	$553,667	1.23%	0.60%	to	2.35%	17.03%	to	15.07%
2018		46,731	$10.22	to	$12.91	$555,086	0.84%	0.60%	to	2.35%	-8.09%	to	-9.77%
2017		52,688	$11.12	to	$14.10	$689,179	1.24%	0.60%	to	2.35%	13.02%	to	11.03%
2016		61,765	$9.84	to	$12.52	$723,193	1.14%	0.60%	to	2.35%	3.14%	to	1.37%
2015		72,500	$9.54	to	$12.18	$832,160	0.99%	0.60%	to	2.35%	-1.93%	to	-3.37%
BlackRock High Yield V.I. Fund - Class III
2019		232	$12.43	to	$11.81	$2,816	5.27%	0.60%	to	1.15%	14.14%	to	13.45%
2018		228	$10.41	to	$10.89	$2,418	5.61%	0.60%	to	1.15%	-3.46%	to	-3.97%
2017		200	$10.84	to	$11.28	$2,215	4.17%	0.60%	to	1.15%	6.42%	to	5.86%
2016		60	$10.24	to	$10.60	$633	4.86%	0.60%	to	1.15%		12.17%
2015	07/07/2015	12		$9.45		$118	(a)		0.60%			(a)
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
2019		11	$12.75	to	$12.95	$139	2.34%	0.60%	to	1.15%	20.51%	to	19.80%
2018		11	$10.58	to	$10.81	$117	0.83%	0.60%	to	1.15%	-5.79%	to	-6.24%
2017		11	$11.23	to	$11.53	$124	3.13%	0.60%	to	1.15%		14.01%
2016		1		$9.85		$8	1.07%		0.60%			5.57%
2015	07/07/2015	2		$9.33		$20	(a)		0.60%			(a)
Columbia VP Seligman Global Technology Fund - Class 2
2019		136	$16.17	to	$15.93	$2,167	—	0.60%	to	1.15%	54.00%	to	53.17%
2018		140	$10.40	to	$10.50	$1,460	—	0.60%	to	1.15%	-9.01%	to	-9.49%
2017	05/08/2017	117	$11.49	(c)	$11.54	$1,346	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Columbia Asset Allocation Fund, Variable Series - Class 1
2019		2	$28.63	to	$26.75	$45	3.34%	1.40%	to	1.80%	19.44%	to	18.94%
2018		3	$22.49	to	$23.97	$75	0.76%	1.40%	to	1.80%	-5.89%	to	-6.25%
2017		7	$23.98	to	$25.46	$187	1.80%	1.40%	to	1.80%	14.01%	to	13.59%
2016		14	$21.12	to	$22.33	$319	2.24%	1.40%	to	1.80%	3.86%	to	3.43%
2015		15	$20.42		$21.50	$309	2.18%	1.40%	to	1.80%	-0.32%	to	-0.73%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Columbia Small Cap Value Fund, Variable Series - Class 2
2019		1,777	$26.66	to	$20.30	$60,537	0.28%	0.95%	to	2.35%	19.82%	to	18.16%
2018		2,068	$17.18	to	$32.80	$59,567	0.18%	0.95%	to	2.35%	-18.94%	to	-20.09%
2017		2,242	$21.50	to	$40.59	$80,570	0.33%	0.95%	to	2.35%	12.90%	to	11.30%
2016		3,173	$19.31	to	$36.06	$102,536	0.37%	0.95%	to	2.35%	31.48%	to	29.60%
2015		3,866	$14.90	to	$27.51	$96,069	0.56%	0.95%	to	2.35%	-7.23%	to	-8.53%
Columbia Small Company Growth Fund, Variable Series - Class 1
2019		1		$49.41		$49	—		1.40%			38.75%
2018		1		$35.61		$35	—		1.40%			-3.15%
2017		1		$36.76		$38	—		1.40%			27.45%
2016		1		$28.85		$31	—		1.40%			11.18%
2015		1		$25.95		$29	—		1.40%			2.37%
Columbia VP Large Cap Growth Fund - Class 1
2019		6	$19.36	to	$18.53	$112	—	1.40%	to	1.90%	28.30%	to	33.31%
2018		5	$13.90	to	$14.39	$71	—	1.45%	to	1.90%	-5.33%	to	-5.76%
2017		27	$14.75	to	$15.20	$402	—	1.45%	to	1.90%	26.25%	to	25.75%
2016		31	$11.73	to	$12.04	$370	—	1.45%	to	1.90%	-0.25%	to	-0.68%
2015		31	$11.81	to	$12.07	$373	—	1.45%	to	1.90%	7.58%	to	7.07%
DWS Core Equity VIP - Class B
2019		84	$16.23	to	$14.74	$1,249	0.79%	0.60%	to	1.15%	29.12%	to	28.51%
2018		88	$11.47	to	$12.57	$1,022	1.77%	0.60%	to	1.15%	-6.54%	to	-7.13%
2017		72	$12.35	to	$13.45	$900	—	0.60%	to	1.15%		19.88%
2016	08/15/2016	6		$11.22		$67	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
DWS Alternative Asset Allocation VIP - Class B
2019		69	$10.53	to	$10.86	$751	3.56%	0.60%	to	1.15%	13.71%	to	13.13%
2018		74	$9.26	to	$9.60	$711	1.16%	0.60%	to	1.15%	-9.92%	to	-10.45%
2017		30	$10.28	to	$10.72	$322	0.56%	0.60%	to	1.15%		6.31%
2016		500		$9.67		$46	0.27%		0.60%			4.43%
2015	07/07/2015	—		$9.26		$2	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
DWS High Income VIP - Class B
2019		12	$12.38	to	$11.84	$140	5.39%	0.60%	to	1.15%	14.63%	to	14.07%
2018		11	$10.80	to	$10.38	$120	8.30%	0.60%	to	1.15%	-3.31%	to	-3.89%
2017		11	$11.17	to	$10.80	$121	8.67%	0.60%	to	1.15%		6.58%
2016		7		$10.48		$74	4.63%		0.60%			11.97%
2015	07/07/2015	4		$9.36		$37	(a)		0.60%			(a)
Eaton Vance VT Floating-Rate Income Fund - Initial Class
2019		418	$11.43	to	$10.81	$4,659	4.36%	0.60%	to	1.15%	6.42%	to	5.77%
2018		555	$10.22	to	$10.74	$5,850	3.98%	0.60%	to	1.15%	-0.65%	to	-1.16%
2017		389	$10.34	to	$10.81	$4,146	2.90%	0.60%	to	1.15%		2.85%
2016		244		$10.51		$2,561	3.11%		0.60%			8.24%
2015	07/07/2015	150		$9.71		$1,455	(a)		0.60%			(a)
Federated High Income Bond Fund II - Service Shares
2019		30	$11.24	to	$11.07	$333	6.03%	0.60%	to	1.15%	13.42%	to	12.73%
2018		34	$9.82	to	$9.91	$331	9.14%	0.60%	to	1.15%	-3.97%	to	-4.47%
2017	05/15/2017	21	$10.28	to	$10.32	$216	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Federated Kaufmann Fund II - Service Shares
2019		15	$15.99	to	$15.75	$237	—	0.60%	to	1.15%	32.70%	to	32.02%
2018		20	$11.93	to	$12.05	$234	—	0.60%	to	1.15%	2.99%	to	2.32%
2017	06/07/2017	1	$11.66	to	$11.70	$11	(c)	0.60%	to	1.15%		(c)	2.32%
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Fidelity® VIP Strategic Income Portfolio - Service Class 2
2019		335	$11.77	to	$11.20	$3,882	3.09%	0.60%	to	1.15%	10.00%	to	9.37%
2018		343	$10.24	to	$10.70	$3,616	3.66%	0.60%	to	1.15%	-3.43%	to	-3.94%
2017		339	$10.66	to	$11.08	$3,702	4.29%	0.60%	to	1.15%		6.85%
2016		131		$10.37		$1,356	5.03%		0.60%			7.35%
2015	07/07/2015	50		$9.66		$486	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
2019		29	$13.01	to	$12.33	$373	0.78%	0.60%	to	1.15%	22.62%	to	21.96%
2018		38	$10.11	to	$10.61	$399	0.86%	0.60%	to	1.15%	-13.81%	to	-14.32%
2017		25	$11.80	to	$12.31	$300	0.67%	0.60%	to	1.15%		6.12%
2016	05/02/2016	2		$11.60		$26	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
2019		74	$11.59	to	$11.19	$834	1.75%	0.60%	to	1.15%	9.55%	to	8.85%
2018		74	$10.28	to	$10.58	$765	2.93%	0.60%	to	1.15%		-2.49%
2017		11		$10.85		$123	1.25%		0.60%			6.58%
2016	03/04/2016	10		$10.18		$99	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
2019		77	$13.32	to	$12.82	$1,001	1.50%	0.60%	to	1.15%	19.46%	to	18.81%
2018		67	$10.79	to	$11.15	$728	1.38%	0.60%	to	1.15%	-7.08%	to	-7.54%
2017		37	$11.67	to	$12.00	$432	1.53%	0.60%	to	1.15%		16.05%
2016	04/04/2016	6		$10.34		$66	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
2019		4	$14.40	to	$13.86	$60	1.78%	0.60%	to	1.15%	25.44%	to	24.64%
2018		5	$11.12	to	$11.48	$52	—	0.60%	to	1.15%	-9.68%	to	-10.11%
2017		5	$12.37	to	$12.71	$63	0.93%	0.60%	to	1.15%		22.21%
2016	10/25/2016	1		$10.40		$15	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Franklin Small Cap Value VIP Fund - Class 2
2019		200	$40.85	to	$38.29	$7,983	1.08%	0.75%	to	1.35%	25.38%	to	24.64%
2018		222	$30.68	to	$32.58	$7,070	0.93%	0.75%	to	1.35%	-13.51%	to	-14.07%
2017		255	$35.60	to	$37.67	$9,456	0.49%	0.75%	to	1.35%	9.83%	to	9.16%
2016		297	$32.53	to	$34.34	$10,039	0.78%	0.75%	to	1.35%	29.19%	to	28.43%
2015		338	$25.27	to	$26.64	$8,883	0.64%	0.75%	to	1.35%	-8.07%	to	-8.63%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Franklin Strategic Income VIP Fund - Class 2
2019		90	$11.10	to	$10.76	$996	5.15%	0.60%	to	1.15%	7.45%	to	6.75%
2018		96	$10.08	to	$10.33	$986	3.07%	0.60%	to	1.15%	-2.73%	to	-3.26%
2017		122	$10.42	to	$10.62	$1,291	3.59%	0.60%	to	1.15%	3.91%	to	3.37%
2016		97	$10.08	to	$10.22	$995	2.64%	0.60%	to	1.15%		7.24%
2015	07/07/2015	27		$9.53		$259	(a)		0.60%			(a)
Templeton Global Bond VIP Fund - Class 2
2019		393	$10.17	to	$10.79	$4,101	0.07	0.60%	to	1.15%	1.40%	to	0.84%
2018		400	$10.03	to	$10.70	$4,123	—	0.60%	to	1.15%	1.31%	to	0.85%
2017		391	$9.90	to	$10.61	$3,970	—	0.60%	to	1.15%	1.33%	to	0.66%
2016		193	$9.77	to	$10.53	$1,888	0.00%	0.60%	to	1.15%		2.30%
2015	07/07/2015	76		$9.55		$728	(a)		0.60%			(a)
Ivy VIP Securian Real Estate Securities - Class II
2019		27	$11.81	to	$11.64	$318	1.18%	0.60%	to	1.15%	23.66%	to	23.04%
2018		20	$9.46	to	$9.55	$191	0.02	0.60%	to	1.15%	-6.19%	to	-6.71%
2017	05/03/2017	18	$10.14	to	$10.18	$184	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Ivy VIP Asset Strategy
2019		37	$11.46	to	$13.23	$423	1.97%	0.60%	to	1.15%	21.01%	to	20.38%
2018		51	$9.47	to	$10.99	$490	1.87%	0.60%	to	1.15%	-5.96%	to	-6.55%
2017		57	$10.07	to	$11.76	$577	1.66%	0.60%	to	1.15%		17.50%
2016		56		$8.57		$477	0.57%		0.60%			-3.16%
2015	07/07/2015	32		$8.85		$280	(a)		0.60%			(a)
Ivy VIP Balanced
2019		65	$13.44	to	$12.82	$834	1.48%	0.60%	to	1.15%	21.41%	to	20.72%
2018		48	$10.62	to	$11.07	$513	1.50%	0.60%	to	1.15%	-3.82%	to	-4.32%
2017		50	$11.10	to	$11.51	$557	1.29%	0.60%	to	1.15%	10.67%	to	10.12%
2016	07/08/2016	6	$10.08	to	$10.40	$67	(b)	0.60%	to	1.15%		(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Ivy VIP Energy
2019		70	$6.01	to	$6.27	$430	—	0.60%	to	1.15%	2.91%	to	2.28%
2018		67	$5.84	to	$6.13	$400	0.00%	0.60%	to	1.15%	-34.53%	to	-34.93%
2017		51	$8.92	to	$9.42	$461	0.81%	0.60%	to	1.15%	-13.15%	to	-13.66%
2016		38	$10.27	to	$10.91	$385	0.09%	0.60%	to	1.15%		33.72%
2015	07/07/2015	16		$7.68		$122	(a)		0.60%			(a)
Ivy VIP High Income
2019		102	$12.09	to	$11.52	$1,225	6.59%	0.60%	to	1.15%	10.51%	to	9.92%
2018		102	$10.48	to	$10.94	$1,112	6.41%	0.60%	to	1.15%	-2.67%	to	-3.32%
2017		113	$10.83	to	$11.24	$1,260	6.63%	0.60%	to	1.15%	6.04%	to	5.55%
2016		88	$10.27	to	$10.60	$937	5.77%	0.60%	to	1.15%		15.47%
2015	07/07/2015	25		$9.18		$231	(a)		0.60%			(a)
Ivy VIP International Core Equity
2019		1		$11.88		$9	0.00		1.15%			17.28%
2018		1		$10.13		$7	15.38%		1.15%			—
2017		1		$12.47		$6	0.67%		1.15%			—
2016	06/23/2016	2		$10.20		$18	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Ivy VIP Mid Cap Growth
2019		30	$16.24	to	$17.15	$494	—	0.60%	to	1.15%	37.16%	to	36.33%
2018		47	$11.84	to	$12.58	$556	—	0.60%	to	1.15%	-0.67%	to	-1.18%
2017		49	$11.92	to	$12.73	$581	—	0.60%	to	1.15%		26.14%
2016		54		$9.45		$506	—		0.60%			5.47%
2015	07/07/2015	34		$8.96		$304	(a)		0.60%			(a)
Ivy VIP Science and Technology
2019		58	$16.86	to	$18.81	$988	—	0.60%	to	1.15%	48.55%	to	47.76%
2018		65	$11.35	to	$12.73	$751	—	0.60%	to	1.15%	-5.73%	to	-6.33%
2017		76	$12.04	to	$13.59	$934	—	0.60%	to	1.15%	31.30%	to	30.55%
2016		79	$9.17	to	$10.41	$722	—	0.60%	to	1.15%		0.88%
2015	07/07/2015	32		$9.09		$294	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Ivy VIP Small Cap Core - Class II
2019		20	$12.21	to	$12.03	$241	—	0.60%	to	1.15%	23.58%	to	22.88%
2018		18	$9.79	to	$9.88	$174	—	0.60%	to	1.15%	-11.07%	to	-11.48%
2017	07/31/2017	11	$11.06	to	$11.10	$122	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Ivy VIP Small Cap Growth
2019		55	$13.75	to	$14.52	$763	—	0.60%	to	1.15%	22.66%	to	21.91%
2018		50	$11.21	to	$11.91	$576	—	0.60%	to	1.15%	-4.68%	to	-5.18%
2017		32	$11.76	to	$12.56	$388	—	0.60%	to	1.15%		22.37%
2016		10		$9.61		$95	—		0.60%			2.23%
2015	07/07/2015	2		$9.40		$19	(a)		0.60%			(a)
Janus Henderson Balanced Portfolio - Service Shares
2019		312	$14.40	to	$14.29	$4,478	1.62%	0.60%	to	1.15%	21.52%	to	20.90%
2018		319	$11.82	to	$11.85	$3,776	1.99%	0.60%	to	1.15%	-0.17%	to	-0.76%
2017		265	$11.87	to	$11.91	$3,143	1.37%	0.60%	to	1.15%		17.41%
2016		117		$10.11		$1,181	2.36%		0.60%			3.69%
2015	07/07/2015	53		$9.75		$513	(a)		0.60%			(a)
Janus Henderson Enterprise Portfolio - Service Shares
2019		141	$16.85	to	$18.04	$2,455	0.04%	0.60%	to	1.15%	34.33%	to	33.62%
2018		154	$12.61	to	$13.43	$1,991	0.17%	0.60%	to	1.15%	-1.25%	to	-1.87%
2017		120	$12.85	to	$13.60	$1,586	0.32%	0.60%	to	1.15%	26.39%	to	25.61%
2016	05/31/2016	17	$10.23	to	$10.76	$188	(b)	0.60%	to	1.15%		(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Janus Henderson Flexible Bond Portfolio - Service Shares
2019		97	$10.91	to	$10.66	$1,060	2.75%	0.60%	to	1.15%	8.67%	to	8.11%
2018		112	$9.86	to	$10.04	$1,121	2.45%	0.60%	to	1.15%	-1.86%	to	-2.47%
2017		154	$10.11	to	$10.23	$1,576	2.67%	0.60%	to	1.15%	2.71%	to	2.12%
2016		159	$9.90	to	$9.96	$1,586	2.94%	0.60%	to	1.15%		1.63%
2015	07/07/2015	46		$9.80		$453	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
ClearBridge Var Aggressive Growth Portfolio II
2019		7	$14.18	to	$12.85	$89	—	0.60%	to	1.15%	24.06%	to	23.32%
2018		5	$10.42	to	$11.43	$58	—	0.60%	to	1.15%	-9.14%	to	-9.63%
2017	01/04/2017	5	$11.53	to	$12.58	$64	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
ClearBridge Variable Mid Cap Portfolio - Class II
2019		10	$13.67	to	$13.26	$133	—	0.60%	to	1.15%	31.82%	to	31.16%
2018		11	$10.11	to	$10.37	$117	—	0.60%	to	1.15%	-13.29%	to	-13.81%
2017		10	$11.73	to	$11.96	$117	0.28%	0.60%	to	1.15%		11.88%
2016	03/22/2016	3		$10.69		$30	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Western Asset Core Plus VIT Portfolio - Class I
2019		—		$30.06		$10	—		1.40%			10.60%
2018		—		$27.18		$9	—		1.40%			-3.62%
2017		1		$28.20		$37	4.39%		1.40%			4.29%
2016		1		$27.04		$36	1.72%		1.40%			3.09%
2015		2		$26.23		$59	1.56%		1.40%			-0.23%
MFS VIT II Strategic Income Portfolio - Service Class
2019		27	$11.05	to	$10.89	$299	3.41%	0.60%	to	1.15%	10.61%	to	10.00%
2018		29	$9.90	to	$9.99	$287	3.89%	0.60%	to	1.15%	-2.73%	to	-3.23%
2017	05/02/2017	27	$10.23	to	$10.27	$279	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
MFS VIT Research Series Portfolio - Service Class
2019		30	$16.15	to	$15.30	$468	0.71%	0.60%	to	1.15%	31.84%	to	31.11%
2018		31	$11.67	to	$12.25	$373	0.56%	0.60%	to	1.15%	-5.19%	to	-5.74%
2017		27	$12.38	to	$12.92	$347	1.74%	0.60%	to	1.15%	22.35%	to	21.61%
2016	01/20/2016	4	$10.18	to	$10.56	$42	(b)	0.60%	to	1.15%		(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
MFS VIT International Intrinsic Value Portfolio - Service Class
2019		40	$13.08	to	$12.89	$515	1.38%	0.60%	to	1.15%	24.93%	to	24.18%
2018		34	$10.38	to	$10.47	$353	1.12%	0.60%	to	1.15%	-10.28%	to	-10.75%
2017	05/22/2017	31	$11.63	to	$11.67	$361	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
MFS VIT Value Series - Service Class
2019		53	$12.89	to	$12.70	$680	2.22%	0.60%	to	1.15%	28.77%	to	28.02%
2018		40	$9.92	to	$10.01	$403	1.87%	0.60%	to	1.15%	-10.94%	to	-11.43%
2017	06/07/2017	21	$11.19	to	$11.24	$238	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
MFS VIT III Global Real Estate Portfolio - Service Class
2019		75	$12.79	to	$12.60	$953	3.22%	0.60%	to	1.15%	25.89%	to	25.25%
2018		72	$10.06	to	$10.16	$724	3.68%	0.60%	to	1.15%	-3.88%	to	-4.46%
2017	05/03/2017	55	$10.53	to	$10.57	$581	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Invesco Oppenheimer V.I. Main Street Fund - Series II
2019		40	$13.12	to	$12.93	$523	0.80%	0.60%	to	1.15%	30.94%	to	30.21%
2018		48	$9.93	to	$10.02	$476	0.85%	0.60%	to	1.15%	-8.66%	to	-9.15%
2017	05/12/2017	43	$10.93	to	$10.97	$470	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II
2019		35	$46.20	to	$42.27	$1,571	—	0.75%	to	1.35%	25.17%	to	24.43%
2018		35	$33.97	to	$36.91	$1,260	0.07%	0.75%	to	1.35%	-11.21%	to	-11.77%
2017		42	$35.49	to	$41.57	$1,677	0.64%	0.75%	to	1.35%	13.05%	to	12.38%
2016		53	$34.26	to	$36.77	$1,883	0.25%	0.75%	to	1.35%	16.80%	to	16.10%
2015		64	$29.51	to	$31.48	$1,971	0.67%	0.75%	to	1.35%	-6.81%	to	-7.35%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II
2019		23	$17.04	to	$16.31	$381	—	0.60%	to	1.15%	38.20%	to	37.41%
2018		27	$11.87	to	$12.33	$324	—	0.60%	to	1.15%	-6.87%	to	-7.41%
2017		20	$12.82	to	$13.24	$267	—	0.60%	to	1.15%		27.68%
2016	05/18/2016	3		$10.37		$28	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Invesco Oppenheimer V.I. International Growth Fund - Series II
2019		79	$11.99	to	$12.67	$958	—	0.60%	to	1.15%	27.28%	to	26.45%
2018		122	$9.42	to	$10.02	$1,167	—	0.60%	to	1.15%	-20.03%	to	-20.48%
2017		122	$11.78	to	$12.60	$1,462	1.17%	0.60%	to	1.15%	25.59%	to	25.00%
2016		80	$9.38	to	$10.08	$752	0.95%	0.60%	to	1.15%		-3.30%
2015	07/07/2015	24		$9.70		$228	(a)		0.60%			(a)
Invesco Oppenheimer V.I. Total Return Bond Fund - Service Shares
2019		24	$10.87	to	$10.71	$260	4.44%	0.60%	to	1.15%	8.59%	to	7.96%
2018		10	$9.92	to	$10.01	$100	1.95%	0.60%	to	1.15%	-1.96%	to	-2.46%
2017	05/09/2017	20	$10.17	to	$10.21	$207	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
PIMCO All Asset Portfolio - Administrative Class
2019		18	$12.02	to	$11.75	$212	3.01%	0.60%	to	1.15%	11.19%	to	10.64%
2018		17	$10.62	to	$10.81	$186	3.13%	0.60%	to	1.15%	-6.00%	to	-6.51%
2017		17	$11.36	to	$11.50	$198	4.96%	0.60%	to	1.15%		12.86%
2016		8		$10.19		$83	3.57%		0.60%			12.22%
2015	07/07/2015	—		$9.08		$1	(a)		0.60%			(a)
PIMCO Low Duration Portfolio - Administrative Class
2019		207	$10.38	to	$10.20	$2,131	2.98%	0.60%	to	1.15%	3.39%	to	2.82%
2018		163	$9.92	to	$10.04	$1,630	2.06%	0.60%	to	1.15%	-0.20%	to	-0.80%
2017		166	$10.00	to	$10.06	$1,663	1.17%	0.60%	to	1.15%	0.70%	to	0.10%
2016		94		$9.99		$935	1.51%	0.60%	to	1.15%		0.81%
2015	07/07/2015	41		$9.91		$410	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
PIMCO Real Return Portfolio - Administrative Class
2019		255	$15.33	to	$14.02	$3,755	1.62%	0.75%	to	1.35%	7.65%	to	6.94%
2018		292	$13.11	to	$14.24	$3,999	2.54%	0.75%	to	1.35%	-3.00%	to	-3.53%
2017		324	$13.59	to	$14.67	$4,588	2.38%	0.75%	to	1.35%	2.95%	to	2.26%
2016		366	$13.29	to	$14.26	$5,057	2.26%	0.75%	to	1.35%	4.39%	to	3.83%
2015		392	$12.80	to	$13.66	$5,189	3.72%	0.75%	to	1.35%	-3.46%	to	-4.05%
PIMCO Short-Term Portfolio - Administrative Class
2019		204	$10.68	to	$10.34	$2,150	2.29%	0.60%	to	1.15%	2.10%	to	1.67%
2018		222	$10.17	to	$10.46	$2,299	2.19%	0.60%	to	1.15%	0.97%	to	0.30%
2017		265	$10.14	to	$10.36	$2,721	1.66%	0.60%	to	1.15%	1.77%	to	1.20%
2016		246	$10.02	to	$10.18	$2,508	0.99%	0.60%	to	1.15%		1.80%
2015	07/07/2015	109		$10.00		$1,089	(a)		0.60%			(a)
PIMCO Total Return Portfolio - Administrative Class
2019		471	$11.10	to	$10.84	$5,171	3.06%	0.60%	to	1.15%	7.77%	to	7.11%
2018		512	$10.12	to	$10.30	$5,227	2.61%	0.60%	to	1.15%	-1.15%	to	-1.75%
2017		643	$10.29	to	$10.42	$6,656	1.50%	0.60%	to	1.15%	4.30%	to	3.73%
2016		287	$9.93	to	$9.99	$2,871	1.94%	0.60%	to	1.15%		2.04%
2015	07/07/2015	249		$9.79		$2,442	(a)		0.60%			(a)
ProFund VP Bull
2019		371	$21.38	to	$16.71	$6,767	0.29	0.95%	to	2.25%	27.64%	to	26.02%
2018		445	$13.26	to	$18.23	$6,415	—	0.95%	to	2.25%	-7.00%	to	-8.30%
2017		503	$14.46	to	$19.62	$7,873	—	0.95%	to	2.25%	18.21%	to	16.65%
2016		625	$12.39	to	$16.61	$8,339	—	0.95%	to	2.25%	8.62%	to	7.18%
2015		731	$11.56	to	$15.30	$9,068	—	0.95%	to	2.25%	-1.41%	to	-2.69%
ProFund VP Europe 30
2019		170	$12.49	to	$10.70	$1,815	2.93%	0.95%	to	2.35%	16.62%	to	15.05%
2018		196	$8.48	to	$10.71	$1,808	2.62%	0.95%	to	2.35%	-14.93%	to	-16.22%
2017		219	$10.10	to	$12.59	$2,395	1.90%	0.95%	to	2.35%	18.55%	to	16.97%
2016		332	$8.63	to	$10.62	$3,101	2.88%	0.95%	to	2.35%	6.84%	to	5.21%
2015		388	$8.19	to	$9.94	$3,423	4.86%	0.95%	to	2.35%	-11.72%	to	-12.93%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
ProFund VP Rising Rates Opportunity
2019		1,076	$1.59	to	$1.28	$1,516	0.19%	0.95%	to	2.25%	-18.04%	to	-19.50%
2018		957	$1.59	to	$1.97	$1,661	—	0.95%	to	2.25%	3.19%	to	1.79%
2017		1,015	$1.56	to	$1.93	$1,718	—	0.95%	to	2.25%	-12.96%	to	-14.05%
2016		1,289	$1.81	to	$2.24	$2,521	—	0.95%	to	2.25%	-6.09%	to	-7.39%
2015		1,400	$1.95	to	$2.41	$2,943	—	0.95%	to	2.25%	-2.13%	to	-3.98%
Putnam VT Income Fund - Class 1B
2019		87	$11.41	to	$11.41	$992	2.80%	0.60%	to	1.15%	11.21%	to	10.67%
2018		71	$10.26	to	$10.31	$725	3.19%	0.60%	to	1.15%	-0.39%	to	-0.96%
2017		88	$10.30	to	$10.41	$904	4.33%	0.60%	to	1.15%		4.99%
2016		87		$9.81		$851	3.34		0.60%			1.34%
2015	07/07/2015	33		$9.68		$323	(a)		0.60%			(a)
Putnam VT International Equity Fund - Class 1B
2019		2	$11.87	to	$12.53	$21	—	0.60%	to	1.15%	23.69%	to	24.42%
2018		2	$9.54	to	$10.13	$20	—	0.60%	to	1.15%	-19.63%	to	-20.05%
2017		300	$11.87	to	$12.67	$41	0.50%	0.60%	to	1.15%		25.87%
2016	02/05/2016	0		$9.43		$4	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Putnam VT International Value Fund - Class 1B
2019		1		$11.91		$9	—		0.60%			19.46%
2018		1		$9.97		$7	—		0.60%			-18.08%
2017		1		$12.17		$9	1.53%		0.60%			23.93%
2016	02/25/2016	1		$9.82		$8	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Putnam VT Mortgage Securities Fund - Class 1B
2019		82	$10.97	to	$10.97	$897	2.22%	0.60%	to	1.15%	12.51%	to	11.82%
2018		93	$9.75	to	$9.81	$906	2.91%	0.60%	to	1.15%	-1.52%	to	-2.00%
2017		95	$9.90	to	$10.01	$947	1.94%	0.60%	to	1.15%	1.33%	to	0.81%
2016		74	$9.77	to	$9.93	$719	0.77%	0.60%	to	1.15%		-0.41%
2015	07/07/2015	12		$9.81		$121	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Putnam VT Multi-Cap Core Fund - Class IB Shares
2019		12	$16.23	to	$15.02	$191	1.04%	0.60%	to	1.15%	30.78%	to	30.16%
2018		16	$11.54	to	$12.41	$192	1.03%	0.60%	to	1.15%	-8.14%	to	-8.70%
2017		15	$12.64	to	$13.51	$196	1.14	0.60%	to	1.15%		22.04%
2016	03/14/2016	9		$11.07		$100	(b)		0.60%			(b)
2015		(b)		(b)		(b)	(b)		(b)			(b)
Putnam VT Small Cap Value Fund - Class 1B
2019		24	$12.54	to	$11.51	$298	0.71%	0.60%	to	1.15%	23.55%	to	22.84%
2018		26	$9.37	to	$10.15	$265	0.43%	0.60%	to	1.15%	-20.45%	to	-20.86%
2017		16	$11.84	to	$12.76	$200	0.59%	0.60%	to	1.15%		7.23%
2016		11		$11.90		$135	1.10%		0.60%			26.73%
2015	07/07/2015	8		$9.39		$78	(a)		0.60%			(a)
T. Rowe Price Blue Chip Growth Portfolio - II
2019		302	$18.03	to	$17.31	$5,371	—	0.60%	to	1.15%	28.79%	to	28.03%
2018		353	$13.52	to	$14.00	$4,881	—	0.60%	to	1.15%	1.01%	to	0.52%
2017		337	$13.45	to	$13.86	$4,639	—	0.60%	to	1.15%	35.09%	to	34.23%
2016		208	$10.02	to	$10.26	$2,132	—	0.60%	to	1.15%		—
2015	07/07/2015	54		$10.26		$558	(a)		0.60%			(a)
T. Rowe Price Health Sciences Portfolio - II
2019		343	$13.88	to	$15.20	$4,952	—	0.60%	to	1.15%	27.81%	to	27.20%
2018		408	$10.86	to	$11.95	$4,618	—	0.60%	to	1.15%	0.28%	to	-0.33%
2017		393	$10.83	to	$11.99	$4,411	—	0.60%	to	1.15%	26.52%	to	25.81%
2016		240	$8.56	to	$9.53	$2,057	—	0.60%	to	1.15%		-11.20%
2015	07/07/2015	116		$9.64		$1,118	(a)		0.60%			(a)
MFS VIT Utilities Series Portfolio - Service Class
2019		116	$13.13	to	$14.54	$1,611	4.35%	0.60%	to	1.15%	24.10%	to	23.43%
2018		86	$10.58	to	$11.78	$966	0.78%	0.60%	to	1.15%	0.19%	to	-0.34%
2017		95	$10.56	to	$11.82	$1,074	3.08%	0.60%	to	1.15%		13.79%
2016		25		$9.28		$230	5.45%		0.60%			10.61%
2015	07/07/2015	5		$8.39		$45	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Balanced Portfolio - Class S
2019		115	$23.41	to	$15.03	$2,360	2.28%	0.75%	to	2.00%	17.93%	to	16.42%
2018		137	$12.91	to	$19.85	$2,385	1.91%	0.75%	to	2.00%	-7.76%	to	-8.89%
2017		161	$14.17	to	$21.51	$3,054	2.39%	0.75%	to	2.00%	13.56%	to	12.10%
2016		193	$12.64	to	$18.95	$3,255	1.50%	0.75%	to	2.00%	6.82%	to	5.42%
2015		224	$11.99	to	$17.74	$3,484	1.77%	0.75%	to	2.00%	-2.90%	to	-4.08%
Voya Intermediate Bond Portfolio - Class A
2019		314	$11.22	to	$10.81	$3,487	2.81%	0.60%	to	1.15%	8.62%	to	8.10%
2018		285	$10.00	to	$10.33	$2,914	3.04%	0.60%	to	1.15%	-1.71%	to	-2.25%
2017		389	$10.23	to	$10.51	$4,049	2.65%	0.60%	to	1.15%		3.96%
2016		312		$10.11		$3,155	2.09%		0.60%			3.27%
2015	07/07/2015	88		$9.79		$861	(a)		0.60%			(a)
Voya Intermediate Bond Portfolio - Class S
2019		129,622	$19.36	to	$12.98	$2,070,231	3.18%	0.75%	to	2.35%	8.70%	to	6.92%
2018		143,182	$12.14	to	$17.81	$2,124,524	3.40%	0.75%	to	2.35%	-1.55%	to	-3.11%
2017		158,880	$12.53	to	$18.09	$2,421,278	3.12%	0.75%	to	2.35%	4.03%	to	2.29%
2016		182,890	$12.23	to	$17.39	$2,706,288	2.17%	0.75%	to	2.35%	3.39%	to	1.74%
2015		205,762	$11.43	to	$16.82	$2,974,758	3.11%	0.75%	to	2.35%	-0.53%	to	-2.11%
Voya Balanced Income Portfolio - Adviser Class
2019		172	$12.75	to	$12.29	$2,153	4.44%	0.60%	to	1.15%	17.19%	to	16.60%
2018		182	$10.54	to	$10.88	$1,945	5.37%	0.60%	to	1.15%	-5.96%	to	-6.48%
2017		186	$11.27	to	$11.57	$2,112	3.00%	0.60%	to	1.15%		9.36%
2016		45		$10.58		$471	6.02%		0.60%			14.63%
2015	07/07/2015	29		$9.23		$265	(a)		0.60%			(a)
Voya Balanced Income Portfolio - Service Class
2019		15,916	$19.58	to	$16.12	$278,046	4.65%	0.95%	to	2.35%	17.32%	to	15.64%
2018		17,837	$13.94	to	$16.69	$267,955	5.17%	0.95%	to	2.35%	-5.92%	to	-7.25%
2017		21,109	$14.69	to	$17.74	$339,916	4.38%	0.95%	to	2.55%	9.24%	to	7.53%
2016		26,115	$13.57	to	$16.24	$388,268	6.34%	0.95%	to	2.60%	14.61%	to	12.61%
2015		29,930	$11.69	to	$14.18	$391,639	4.70%	0.95%	to	2.60%	-7.26%	to	-8.78%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Balanced Income Portfolio - Service 2 Class
2019		334	$18.01	to	$16.12	$5,677	4.22%	1.40%	to	2.20%	16.49%	to	15.56%
2018		317	$13.95	to	$15.46	$4,648	5.08%	1.40%	to	2.20%	-6.53%	to	-7.25%
2017		342	$15.03	to	$16.53	$5,388	4.55%	1.40%	to	2.20%	8.62%	to	7.73%
2016		528	$13.95	to	$15.22	$7,703	6.39%	1.40%	to	2.20%	13.92%	to	12.96%
2015		604	$12.35	to	$13.36	$7,767	4.34%	1.40%	to	2.20%	-7.86%	to	-8.59%
Voya Global Perspectives® Portfolio - Class A
2019		7,565	$12.13	to	$11.94	$94,485	3.35%	0.60%	to	2.35%	17.31%	to	15.25%
2018		8,703	$10.34	to	$11.24	$93,724	2.61%	0.60%	to	2.35%	-8.09%	to	-9.68%
2017		10,222	$11.25	to	$12.27	$121,086	2.51%	0.60%	to	2.35%	13.87%	to	11.90%
2016		13,105	$9.88	to	$10.81	$137,810	2.51%	0.60%	to	2.35%	5.89%	to	3.96%
2015		15,187	$9.33	to	$10.24	$152,601	2.40%	0.60%	to	2.35%	-4.66%	to	-5.92%
Voya Government Liquid Assets Portfolio - Service Class
2019		20,724	$18.67	to	$8.43	$273,886	1.66%	0.75%	to	2.35%	0.97%	to	-0.59%
2018		23,843	$8.48	to	$18.49	$317,669	1.29%	0.75%	to	2.35%	0.60%	to	-1.05%
2017		25,174	$8.57	to	$18.38	$336,322	0.37%	0.75%	to	2.35%	-0.33%	to	-1.95%
2016		33,048	$8.74	to	$18.44	$446,968	0.00%	0.75%	to	2.35%	-0.65%	to	-2.24%
2015		36,642	$8.72	to	$18.56	$503,179	0.00%	0.75%	to	2.35%	-0.75%	to	-2.30%
Voya Government Liquid Assets Portfolio - Service 2 Class
2019		795	$10.03	to	$8.53	$7,491	1.50%	0.60%	to	2.20%	1.01%	to	-0.58%
2018		978	$8.58	to	$9.93	$9,175	1.11%	0.60%	to	2.20%	0.61%	to	-1.04%
2017		1,190	$8.67	to	$9.90	$11,296	0.25%	0.60%	to	2.20%	-0.30%	to	-1.92%
2016		1,083	$8.84	to	$9.99	$10,116	0.00%	0.60%	to	2.20%	-0.50%	to	-2.10%
2015		1,064	$9.03	to	$9.95	$9,975	0.00%	0.60%	to	2.20%	-1.42%	to	-2.17%
Voya High Yield Portfolio - Adviser Class
2019		49	$12.47	to	$11.54	$588	4.50%	0.60%	to	1.15%	14.19%	to	13.58%
2018		70	$10.16	to	$10.92	$746	5.60%	0.60%	to	1.15%	-4.13%	to	-4.69%
2017		81	$10.66	to	$11.39	$896	5.70%	0.60%	to	1.15%		5.17%
2016		37		$10.83		$395	5.87%		0.60%			13.52%
2015	07/07/2015	2		$9.54		$24	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya High Yield Portfolio - Service Class
2019	11,649	$23.82	to	$18.35	$249,872	5.41%	0.75%	to	2.35%	14.35%	to	12.51%
2018	13,103	$16.31	to	$21.72	$248,526	5.78%	0.75%	to	2.35%	-3.92%	to	-5.50%
2017	15,193	$17.25	to	$22.65	$303,623	6.81%	0.75%	to	2.35%	5.40%	to	3.70%
2016	19,111	$16.28	to	$21.52	$366,188	6.65%	0.75%	to	2.35%	13.71%	to	11.90%
2015	21,065	$11.89	to	$18.95	$358,773	6.08%	0.75%	to	2.35%	-2.74%	to	-4.31%
Voya Large Cap Growth Portfolio - Adviser Class
2019	59,780	$16.72	to	$23.28	$1,457,697	0.09%	0.60%	to	2.35%	31.14%	to	28.83%
2018	70,169	$12.53	to	$20.14	$1,321,041	0.05%	0.60%	to	2.35%	-2.67%	to	-4.39%
2017	81,401	$12.95	to	$20.72	$1,593,395	0.07%	0.60%	to	2.35%	28.18%	to	26.00%
2016	104,566	$10.22	to	$16.18	$1,615,163	—	0.60%	to	2.35%	2.71%	to	0.94%
2015	121,674	$9.95	to	$15.78	$1,851,133	0.01%	0.60%	to	2.35%	4.92%	to	3.19%
Voya Large Cap Growth Portfolio - Institutional Class
2019	3		$19.32		$57	—		0.75%			31.79%
2018	4	$14.27	to	$14.66	$61	—	0.75%	to	1.35%	-2.27%	to	-2.79%
2017	7	$14.68	to	$14.99	$100	0.64%	0.75%	to	1.35%	28.87%	to	27.99%
2016	7	$11.47	to	$11.64	$80	0.55%	0.75%	to	1.35%	3.10%	to	2.50%
2015	7	$11.19	to	$11.29	$79	—	0.75%	to	1.35%	5.61%	to	4.97%
Voya Large Cap Growth Portfolio - Service Class
2019	31,805	$46.89	to	$33.64	$1,221,580	0.43%	0.75%	to	2.35%	31.42%	to	29.33%
2018	37,634	$14.11	to	$35.68	$1,111,621	0.40%	0.75%	to	2.35%	-2.46%	to	-4.06%
2017	44,052	$14.55	to	$36.58	$1,348,769	0.42%	0.75%	to	2.35%	28.44%	to	26.37%
2016	57,036	$11.40	to	$28.48	$1,372,933	0.30%	0.75%	to	2.35%	2.93%	to	1.23%
2015	67,409	$11.14	to	$27.67	$1,592,102	0.36%	0.75%	to	2.35%	5.34%	to	3.62%
Voya Large Cap Growth Portfolio - Service 2 Class
2019	366	$39.60	to	$33.66	$13,412	0.28%	1.40%	to	2.20%	30.31%	to	29.26%
2018	436	$26.04	to	$30.39	$12,351	0.22%	1.40%	to	2.20%	-3.22%	to	-4.02%
2017	492	$27.13	to	$31.40	$14,504	0.26%	1.40%	to	2.20%	27.38%	to	26.36%
2016	620	$21.47	to	$24.65	$14,453	0.12%	1.40%	to	2.20%	2.15%	to	1.32%
2015	722	$21.19	to	$24.13	$16,548	0.25%	1.40%	to	2.20%	4.41%	to	3.57%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Large Cap Value Portfolio - Adviser Class
2019		32	$13.26	to	$12.99	$428	1.53%	0.60%	to	1.15%	23.69%	to	23.01%
2018		34	$10.56	to	$10.72	$359	1.49%	0.60%	to	1.15%	-8.84%	to	-9.43%
2017		38	$11.65	to	$11.76	$447	2.19%	0.60%	to	1.15%		12.11%
2016		28		$10.49		$298	2.44%		0.60%			12.55%
2015	07/07/2015	11		$9.32		$101	(a)		0.60%			(a)
Voya Large Cap Value Portfolio - Service Class
2019		31,582	$16.38	to	$19.00	$632,792	1.85%	0.75%	to	2.35%	23.90%	to	21.79%
2018		36,776	$12.80	to	$17.53	$601,195	1.77%	0.75%	to	2.35%	-8.70%	to	-10.14%
2017		41,939	$14.11	to	$19.23	$758,788	2.05%	0.75%	to	2.35%	12.36%	to	10.57%
2016		54,367	$12.63	to	$17.14	$884,391	2.06%	0.75%	to	2.35%	12.77%	to	10.88%
2015		64,822	$11.27	to	$15.23	$945,068	1.67%	0.75%	to	2.35%	-5.38%	to	-6.84%
Voya Limited Maturity Bond Portfolio - Service Class
2019		890	$30.38	to	$17.56	$18,878	1.59%	0.50%	to	2.25%	3.54%	to	1.74%
2018		1,041	$10.62	to	$29.34	$21,661	1.48%	0.50%	to	2.25%	0.58%	to	-1.20%
2017		1,201	$10.64	to	$29.17	$25,111	1.71%	0.50%	to	2.25%	0.69%	to	-1.08%
2016		1,437	$9.91	to	$28.97	$30,117	1.25%	0.50%	to	2.25%	0.77%	to	-1.01%
2015		1,661	$9.99	to	$28.75	$34,939	0.95%	0.50%	to	2.25%	0.07%	to	-1.71%
Voya Retirement Conservative Portfolio - Adviser Class
2019		27,643	$11.79	to	$10.95	$322,441	1.88%	0.60%	to	2.35%	12.93%	to	10.94%
2018		29,697	$9.87	to	$11.25	$310,189	1.92%	0.60%	to	2.35%	-3.33%	to	-5.00%
2017		32,691	$10.39	to	$11.67	$357,477	1.39%	0.60%	to	2.35%	7.11%	to	5.22%
2016		39,620	$9.87	to	$10.94	$409,091	1.61%	0.60%	to	2.35%	4.02%	to	2.17%
2015		39,015	$9.66	to	$10.55	$392,007	1.46%	0.60%	to	2.35%	-1.77%	to	-3.11%
Voya Retirement Growth Portfolio - Adviser Class
2019		144,391	$12.99	to	$15.84	$2,435,436	1.87%	0.60%	to	2.35%	20.84%	to	18.74%
2018		165,782	$10.75	to	$15.21	$2,342,173	1.69%	0.60%	to	2.35%	-8.04%	to	-9.68%
2017		185,585	$11.69	to	$16.59	$2,885,363	1.75%	0.60%	to	2.35%	15.97%	to	13.97%
2016		232,028	$10.08	to	$14.36	$3,147,521	2.19%	0.60%	to	2.35%	6.67%	to	4.77%
2015		269,574	$9.45	to	$13.51	$3,468,340	1.64%	0.60%	to	2.35%	-2.95%	to	-4.33%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Retirement Moderate Growth Portfolio - Adviser Class
2019		98,979	$12.79	to	$15.56	$1,640,581	1.92%	0.60%	to	2.35%	19.31%	to	17.17%
2018		113,710	$10.65	to	$15.13	$1,598,446	1.76%	0.60%	to	2.35%	-6.86%	to	-8.48%
2017		129,250	$11.50	to	$16.31	$1,973,767	1.75%	0.60%	to	2.35%	13.87%	to	11.86%
2016		157,892	$10.11	to	$14.37	$2,142,739	2.15%	0.60%	to	2.35%	6.20%	to	4.26%
2015		183,829	$9.52	to	$13.58	$2,378,233	1.61%	0.60%	to	2.35%	-2.58%	to	-3.86%
Voya Retirement Moderate Portfolio - Adviser Class
2019		57,904	$12.28	to	$14.35	$886,812	1.97%	0.60%	to	2.35%	16.51%	to	14.43%
2018		64,965	$10.47	to	$14.30	$864,522	1.83%	0.60%	to	2.35%	-5.72%	to	-7.32%
2017		73,293	$11.15	to	$15.20	$1,045,513	1.61%	0.60%	to	2.35%	11.24%	to	9.20%
2016		87,858	$10.05	to	$13.73	$1,140,762	1.96%	0.60%	to	2.35%	5.13%	to	3.25%
2015		101,168	$9.56	to	$13.10	$1,263,660	0.85%	0.60%	to	2.35%	-2.53%	to	-3.85%
Voya U.S. Stock Index Portfolio - Service Class
2019	12/13/2019	21,514	$10.36	to	$10.35	$222,779	(d)	0.75%	to	2.35%		(d)
2018		(d)		(d)		(d)	(d)		(d)			(d)
2017		(d)		(d)		(d)	(d)		(d)			(d)
2016		(d)		(d)		(d)	(d)		(d)			(d)
2015		(d)		(d)		(d)	(d)		(d)			(d)
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
2019		71	$10.32	to	$10.22	$731	1.95%	0.60%	to	1.15%	7.05%	to	6.46%
2018		73	$9.60	to	$9.64	$707	1.68%	0.60%	to	1.15%	-3.02%	to	-3.52%
2017		73	$9.94	to	$9.95	$725	0.68%	0.60%	to	1.15%		1.53%
2016		51		$9.79		$504	—		0.60%			2.73%
2015	07/07/2015	23		$9.53		$215	(a)		0.60%			(a)
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2019		12,222	$12.71	to	$10.68	$139,743	2.22%	0.75%	to	2.35%	7.26%	to	5.53%
2018		13,753	$10.12	to	$11.85	$148,078	2.11%	0.75%	to	2.35%	-2.79%	to	-4.35%
2017		13,815	$10.58	to	$12.19	$154,571	1.24%	0.75%	to	2.35%	1.71%	to	0.06%
2016		16,576	$10.57	to	$11.98	$184,145	—	0.75%	to	2.35%	2.83%	to	1.24%
2015		17,877	$10.44	to	$11.65	$195,137	1.29%	0.75%	to	2.35%	-3.32%	to	-4.92%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Clarion Global Real Estate Portfolio - Adviser Class
2019		25	$11.39	to	$12.45	$284	2.22%	0.60%	to	1.15%	23.27%	to	22.54%
2018		28	$9.24	to	$10.16	$256	4.17%	0.60%	to	1.15%	-9.68%	to	-10.09%
2017		36	$10.23	to	$11.30	$367	3.34%	0.60%	to	1.15%		9.53%
2016		66		$9.34		$616	0.96%		0.60%			-0.32%
2015	07/07/2015	15		$9.37		$145	(a)		0.60%			(a)
VY® Clarion Global Real Estate Portfolio - Service Class
2019		3,731	$14.20	to	$14.59	$58,765	2.73%	0.75%	to	2.35%	23.48%	to	21.38%
2018		4,393	$10.78	to	$14.39	$56,621	5.22%	0.75%	to	2.35%	-9.45%	to	-10.90%
2017		5,015	$11.97	to	$15.92	$72,058	3.51%	0.75%	to	2.35%	9.67%	to	7.90%
2016		6,167	$10.98	to	$14.55	$81,615	1.11%	0.75%	to	2.35%	-0.17%	to	-1.73%
2015		7,173	$11.06	to	$14.60	$96,023	2.99%	0.75%	to	2.35%	-2.36%	to	-4.00%
VY® Clarion Global Real Estate Portfolio - Service 2 Class
2019		50	$16.32	to	$14.60	$768	2.66%	1.40%	to	2.20%	22.34%	to	21.36%
2018		58	$12.03	to	$13.34	$734	5.13%	1.40%	to	2.20%	-10.11%	to	-10.82%
2017		64	$13.49	to	$14.84	$902	3.41%	1.40%	to	2.20%	8.88%	to	8.01%
2016		75	$12.49	to	$13.63	$979	0.93%	1.40%	to	2.20%	-0.94%	to	-1.81%
2015		92	$12.72	to	$13.76	$1,206	2.66%	1.40%	to	2.20%	-3.23%	to	-4.00%
VY® Clarion Real Estate Portfolio - Adviser Class
2019		54	$12.15	to	$12.67	$662	1.91%	0.60%	to	1.15%	26.96%	to	26.32%
2018		62	$9.57	to	$10.03	$591	2.57%	0.60%	to	1.15%	-8.60%	to	-9.07%
2017		70	$10.47	to	$11.03	$731	2.33%	0.60%	to	1.15%	4.28%	to	3.67%
2016		59	$10.04	to	$10.64	$589	1.45%	0.60%	to	1.15%		3.19%
2015	07/07/2015	9		$9.73		$83	(a)		0.60%			(a)
VY® Clarion Real Estate Portfolio - Service Class
2019		1,211	$175.48	to	$22.62	$117,079	2.21%	0.50%	to	2.35%	27.51%	to	25.18%
2018		1,431	$16.76	to	$137.62	$110,260	2.68%	0.50%	to	2.35%	-8.11%	to	-9.88%
2017		1,626	$18.33	to	$149.77	$138,229	2.12%	0.50%	to	2.35%	4.65%	to	2.70%
2016		2,181	$17.60	to	$143.11	$182,844	1.57%	0.50%	to	2.35%	3.73%	to	1.77%
2015		2,598	$17.05	to	$137.97	$214,739	1.31%	0.50%	to	2.35%	2.43%	to	0.52%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Clarion Real Estate Portfolio - Service 2 Class
2019		306	$44.33	to	$22.63	$10,363	2.05%	1.40%	to	2.20%	26.19%	to	25.17%
2018		357	$18.08	to	$35.13	$9,719	2.54%	1.40%	to	2.20%	-9.08%	to	-9.83%
2017		394	$20.05	to	$38.63	$11,908	2.01%	1.40%	to	2.20%	3.56%	to	2.72%
2016		492	$19.52	to	$37.31	$14,584	1.44%	1.40%	to	2.20%	2.61%	to	1.77%
2015		583	$19.18	to	$36.36	$17,040	1.15%	1.40%	to	2.20%	1.37%	to	0.52%
VY® Invesco Growth and Income Portfolio - Adviser Class
2019		59	$13.52	to	$12.33	$770	1.91%	0.60%	to	1.15%	23.58%	to	22.81%
2018		94	$10.04	to	$10.94	$1,010	1.11%	0.60%	to	1.15%	-14.40%	to	-14.84%
2017		92	$11.79	to	$12.78	$1,155	2.21%	0.60%	to	1.15%		12.80%
2016		31		$11.33		$348	2.12%		0.60%			18.76%
2015	07/07/2015	14		$9.54		$136	(a)		0.60%			(a)
VY® Invesco Growth and Income Portfolio - Service Class
2019		5,513	$77.38	to	$20.88	$272,325	2.46%	0.50%	to	2.35%	24.11%	to	21.82%
2018		6,486	$16.17	to	$62.35	$260,912	1.44%	0.50%	to	2.35%	-14.02%	to	-15.61%
2017		7,469	$18.93	to	$72.51	$355,649	1.95%	0.50%	to	2.35%	13.33%	to	11.23%
2016		9,221	$16.81	to	$63.99	$394,630	2.07%	0.50%	to	2.35%	19.32%	to	17.13%
2015		9,454	$13.57	to	$53.63	$357,745	3.20%	0.50%	to	2.35%	-3.42%	to	-5.23%
VY® Invesco Growth and Income Portfolio - Service 2 Class
2019		947	$32.01	to	$20.87	$25,447	2.40%	1.40%	to	2.20%	22.74%	to	21.69%
2018		1,093	$17.15	to	$26.08	$24,265	1.30%	1.40%	to	2.20%	-14.91%	to	-15.56%
2017		1,207	$20.31	to	$30.64	$31,637	1.89%	1.40%	to	2.20%	12.11%	to	11.17%
2016		1,578	$18.27	to	$27.34	$37,281	2.11%	1.40%	to	2.20%	18.10%	to	17.19%
2015		1,870	$15.59	to	$23.15	$37,776	3.06%	1.40%	to	2.20%	-4.46%	to	-5.23%
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
2019		116	$13.93	to	$14.80	$1,674	—	0.60%	to	1.15%	30.43%	to	29.71%
2018		142	$10.68	to	$11.41	$1,568	0.35%	0.60%	to	1.15%	-17.53%	to	-18.03%
2017		139	$12.95	to	$13.91	$1,869	0.19%	0.60%	to	1.15%		41.53%
2016		32		$9.15		$289	0.73%		0.60%			12.00%
2015	07/07/2015	7		$8.17		$57	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2019		11,011	$13.80	to	$26.23	$294,721	0.01%	0.75%	to	2.35%	30.81%	to	28.64%
2018		12,476	$9.56	to	$26.06	$258,107	0.58%	0.75%	to	2.35%	-17.38%	to	-18.73%
2017		14,486	$11.62	to	$31.56	$366,368	0.48%	0.75%	to	2.35%	41.91%	to	39.62%
2016		16,934	$7.82	to	$22.24	$305,304	1.23%	0.75%	to	2.35%	12.08%	to	10.25%
2015		19,160	$7.05	to	$19.85	$311,161	1.20%	0.75%	to	2.35%	-16.27%	to	-17.64%
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
2019		287	$45.27	to	$26.24	$9,996	—	1.40%	to	2.20%	29.75%	to	28.69%
2018		331	$20.39	to	$34.89	$8,933	0.41%	1.40%	to	2.20%	-18.10%	to	-18.73%
2017		363	$25.09	to	$42.59	$12,083	0.30%	1.40%	to	2.20%	40.78%	to	39.62%
2016		502	$17.97	to	$30.26	$12,192	1.03%	1.40%	to	2.20%	11.29%	to	10.38%
2015		612	$16.28	to	$27.19	$13,503	0.99%	1.40%	to	2.20%	-17.13%	to	-17.82%
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
2019		90	$13.98	to	$13.57	$1,235	0.08%	0.60%	to	1.15%	25.27%	to	24.50%
2018		113	$10.90	to	$11.16	$1,248	0.08%	0.60%	to	1.15%	-11.36%	to	-11.81%
2017		91	$12.36	to	$12.59	$1,134	0.19%	0.60%	to	1.15%		14.45%
2016		39		$11.00		$429	0.24%		0.60%			20.48%
2015	07/07/2015	18		$9.13		$168	(a)		0.60%			(a)
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
2019		132	$16.60	to	$15.79	$2,145	0.64%	0.60%	to	1.15%	28.19%	to	27.44%
2018		150	$12.39	to	$12.95	$1,906	0.84%	0.60%	to	1.15%	-2.70%	to	-3.20%
2017		143	$12.80	to	$13.31	$1,881	0.87%	0.60%	to	1.15%		24.74%
2016		95		$10.67		$1,011	1.28%		0.60%			4.30%
2015	07/07/2015	10		$10.23		$105	(a)		0.60%			(a)
VY® Morgan Stanley Global Franchise Portfolio - Service Class
2019		6,700	$47.39	to	$31.30	$260,382	0.84%	0.90%	to	2.35%	28.19%	to	26.31%
2018		7,761	$20.48	to	$36.97	$238,037	1.05%	0.90%	to	2.35%	-2.58%	to	-4.03%
2017		8,670	$21.07	to	$37.95	$275,690	1.22%	0.90%	to	2.35%	24.71%	to	22.89%
2016		11,469	$16.13	to	$30.43	$293,868	1.28%	0.90%	to	2.35%	4.36%	to	2.84%
2015		12,600	$15.58	to	$29.16	$313,634	1.81%	0.90%	to	2.35%	5.39%	to	3.86%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
2019		996	$45.46	to	$31.32	$37,886	0.69%	1.40%	to	2.20%	27.37%	to	26.34%
2018		1,141	$24.79	to	$35.69	$34,473	0.87%	1.40%	to	2.20%	-3.28%	to	-4.06%
2017		1,294	$25.84	to	$36.90	$40,730	1.10%	1.40%	to	2.20%	23.93%	to	22.92%
2016		1,689	$21.02	to	$29.77	$43,417	1.12%	1.40%	to	2.20%	3.69%	to	2.84%
2015		1,967	$20.44	to	$28.71	$49,185	1.70%	1.40%	to	2.20%	4.67%	to	3.86%
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
2019		2,953	$15.04	to	$13.90	$43,265	1.31%	0.60%	to	1.15%	23.28%	to	22.57%
2018		2,934	$11.34	to	$12.20	$34,998	2.06%	0.60%	to	1.15%	-0.49%	to	-1.05%
2017		2,820	$11.46	to	$12.26	$33,971	1.11%	0.60%	to	1.15%	14.05%	to	13.47%
2016		1,823	$10.10	to	$10.75	$19,599	1.60%	0.60%	to	1.15%		6.97%
2015	07/07/2015	580		$10.05		$5,827	(a)		0.60%			(a)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2019		32,134	$26.97	to	$26.64	$2,373,225	1.47%	0.75%	to	2.35%	23.43%	to	21.42%
2018		35,838	$20.48	to	$117.60	$2,189,453	2.10%	0.75%	to	2.35%	-0.27%	to	-1.83%
2017		39,763	$20.65	to	$117.95	$2,478,134	1.15%	0.75%	to	2.35%	14.23%	to	12.37%
2016		46,595	$17.05	to	$103.30	$2,644,523	1.31%	0.75%	to	2.35%	7.27%	to	5.52%
2015		50,166	$16.14	to	$96.38	$2,707,496	1.26%	0.75%	to	2.35%	4.44%	to	2.78%
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
2019		1,509	$42.04	to	$26.65	$53,293	1.29%	1.40%	to	2.20%	22.46%	to	21.47%
2018		1,762	$21.94	to	$34.33	$51,188	2.02%	1.40%	to	2.20%	-1.07%	to	-1.88%
2017		1,894	$22.36	to	$34.70	$55,843	0.98%	1.40%	to	2.20%	13.35%	to	12.43%
2016		2,397	$19.89	to	$30.61	$63,009	1.11%	1.40%	to	2.20%	6.32%	to	5.52%
2015		2,841	$18.85	to	$28.79	$70,737	1.08%	1.40%	to	2.20%	3.64%	to	2.78%
VY® T. Rowe Price Equity Income Portfolio - Adviser Class
2019		95	$14.03	to	$13.24	$1,293	2.25%	0.60%	to	1.15%	25.16%	to	24.55%
2018		101	$10.63	to	$11.21	$1,102	1.87%	0.60%	to	1.15%	-10.25%	to	-10.75%
2017		103	$11.91	to	$12.49	$1,257	2.30%	0.60%	to	1.15%		15.22%
2016		34		$10.84		$370	2.66%		0.60%			17.57%
2015	07/07/2015	14		$9.22		$128	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units(000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® T. Rowe Price International Stock Portfolio - Adviser Class
2019		67	$12.71	to	$13.28	$872	0.42%	0.60%	to	1.15%	26.34%	to	25.76%
2018		53	$10.06	to	$10.56	$547	1.83%	0.60%	to	1.15%	-14.96%	to	-15.45%
2017		36	$11.83	to	$12.49	$439	0.54%	0.60%	to	1.15%		26.66%
2016		14		$9.34		$128	1.75%		0.60%			0.97%
2015	07/07/2015	3		$9.25		$23	(a)		0.60%			(a)
VY® T. Rowe Price International Stock Portfolio - Service Class
2019		6,908	$12.92	to	$17.41	$129,479	0.72%	0.75%	to	2.35%	26.67%	to	24.62%
2018		7,905	$9.56	to	$17.08	$118,120	1.81%	0.75%	to	2.35%	-14.79%	to	-16.15%
2017		8,511	$11.28	to	$20.07	$150,777	1.19%	0.75%	to	2.35%	26.91%	to	24.86%
2016		9,527	$8.94	to	$15.84	$134,555	1.44%	0.75%	to	2.60%	1.18%	to	-0.69%
2015		10,572	$8.90	to	$15.69	$148,903	0.99%	0.75%	to	2.60%	-1.69%	to	-3.55%
Voya Global Bond Portfolio - Adviser Class
2019		42	$11.28	to	$10.83	$466	2.39%	0.60%	to	1.15%	6.72%	to	6.18%
2018		52	$10.20	to	$10.57	$539	3.52%	0.60%	to	1.15%	-2.94%	to	-3.59%
2017		40	$10.58	to	$10.89	$428	2.01%	0.60%	to	1.15%		8.36%
2016		20		$10.05		$201	1.60%		0.60%			5.24%
2015	07/07/2015	5		$9.55		$49	(a)		0.60%			(a)
Voya Global Bond Portfolio - Service Class
2019		230	$15.74	to	$14.40	$3,477	2.71%	0.75%	to	1.35%	6.78%	to	6.19%
2018		255	$13.56	to	$14.74	$3,612	3.61%	0.75%	to	1.35%	-2.90%	to	-3.49%
2017		255	$14.05	to	$15.18	$3,760	2.29%	0.75%	to	1.35%	8.51%	to	7.83%
2016		285	$13.03	to	$13.99	$3,875	1.57%	0.75%	to	1.35%	5.19%	to	4.57%
2015		319	$12.46	to	$13.30	$4,143	0.00%	0.75%	to	1.35%	-5.20%	to	-5.82%
Voya International High Dividend Low Volatility Portfolio - Adviser Class
2019		58	$10.73	to	$11.63	$661	1.58%	0.60%	to	1.15%	15.38%	to	14.81%
2018		61	$9.30	to	$10.13	$604	1.70%	0.60%	to	1.15%	-15.84%	to	-16.35%
2017		58	$11.05	to	$12.11	$688	0.52%	0.60%	to	1.15%		21.03%
2016		15		$9.13		$138	3.99%		0.60%			0.66%
2015	07/07/2015	7		$9.07		$66	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya International High Dividend Low Volatility Portfolio - Service Class
2019		24,651	$11.39	to	$10.98	$292,457	1.88%	0.75%	to	2.35%	15.52%	to	13.66%
2018		27,902	$9.06	to	$12.25	$289,679	1.88%	0.75%	to	2.35%	-15.80%	to	-17.15%
2017		30,335	$10.80	to	$14.58	$378,239	1.81%	0.75%	to	2.35%	21.10%	to	19.22%
2016		38,104	$8.95	to	$12.08	$396,763	3.06%	0.75%	to	2.35%	0.83%	to	-0.81%
2015		44,725	$8.53	to	$12.00	$466,571	3.70%	0.75%	to	2.35%	-4.29%	to	-5.83%
Voya Solution 2025 Portfolio - Adviser Class
2019		39	$12.60	to	$12.51	$487	2.61%	0.60%	to	1.15%	17.10%	to	16.48%
2018		40	$10.74	to	$10.76	$431	1.69%	0.60%	to	1.15%	-6.52%	to	-7.09%
2017		45	$11.51	to	$11.56	$518	1.53%	0.60%	to	1.15%		14.30%
2016		35		$10.07		$356	2.86%		0.60%			4.90%
2015	07/07/2015	4		$9.60		$40	(a)		0.60%			(a)
Voya Solution 2025 Portfolio - Service Class
2019		698	$19.41	to	$18.43	$13,467	2.33%	1.00%	to	1.35%	16.93%	to	16.57%
2018		795	$15.81	to	$17.18	$13,131	2.08%	0.75%	to	1.35%	-6.43%	to	-7.00%
2017		895	$17.00	to	$18.36	$15,848	1.99%	0.75%	to	1.35%	14.39%	to	13.71%
2016		983	$14.95	to	$16.04	$15,258	2.11%	0.75%	to	1.35%	5.04%	to	4.47%
2015		1,111	$14.31	to	$15.27	$16,464	3.15%	0.75%	to	1.35%	-0.84%	to	-1.45%
Voya Solution 2035 Portfolio - Adviser Class
2019		18	$13.03	to	$13.08	$240	2.55%	0.60%	to	1.15%	20.76%	to	20.11%
2018		21	$10.79	to	$10.89	$230	2.03%	0.60%	to	1.15%	-9.02%	to	-9.63%
2017		14	$11.86	to	$12.05	$165	0.68%	0.60%	to	1.15%		18.48%
2016		4		$10.01		$43	2.16%		0.60%			5.37%
2015	07/07/2015	2		$9.50		$20	(a)		0.60%			(a)
Voya Solution 2035 Portfolio - Service Class
2019		404	$21.92	to	$20.05	$8,445	2.25%	0.75%	to	1.35%	21.04%	to	20.28%
2018		430	$16.67	to	$18.11	$7,448	1.78%	0.75%	to	1.35%	-9.04%	to	-9.60%
2017		468	$18.44	to	$19.91	$8,959	1.56%	0.75%	to	1.35%	18.51%	to	17.83%
2016		495	$15.65	to	$16.80	$8,012	2.03%	0.75%	to	1.35%	5.46%	to	4.82%
2015		541	$14.93	to	$15.93	$8,332	3.19%	0.75%	to	1.35%	-1.24%	to	-1.84%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Solution 2045 Portfolio - Adviser Class
2019		8	$13.09	to	$13.24	$99	1.17%	0.60%	to	1.15%	22.80%	to	22.14%
2018		7	$10.66	to	$10.84	$72	1.41%	0.60%	to	1.15%	-11.02%	to	-11.58%
2017		6	$11.98	to	$12.26	$70	0.60%	0.60%	to	1.15%		20.16%
2016		3		$9.97		$25	0.95%		0.60%			5.50%
2015	07/07/2015	1		$9.45		$13	(a)		0.60%			(a)
Voya Solution 2045 Portfolio - Service Class
2019		40	$21.89	to	$20.78	$845	1.95%	1.00%	to	1.35%	22.63%	to	22.24%
2018		46	$17.00	to	$17.85	$794	1.35%	1.00%	to	1.35%	-11.11%	to	-11.46%
2017		51	$19.20	to	$20.08	$989	1.13%	1.00%	to	1.35%	20.02%	to	19.63%
2016		56	$16.05	to	$17.23	$908	1.58%	0.75%	to	1.35%	5.58%	to	4.97%
2015		61	$15.29	to	$16.32	$956	3.08%	0.75%	to	1.35%	-1.69%	to	-2.30%
Voya Solution 2055 Portfolio - Adviser Class
2019		1	$13.17	to	$13.32	$7	0.00%	0.60%	to	1.15%	23.43%	to	22.65%
2018		8	$10.67	to	$10.86	$89	1.06%	0.60%	to	1.15%	-11.31%	to	-11.71%
2017		8	$12.03	to	$12.30	$99	1.25%	0.60%	to	1.15%		20.66%
2016		—		$9.97		$1	1.14%		0.60%			5.50%
2015	07/07/2015	—		$9.45		$1	(a)		0.60%			(a)
Voya Solution Income Portfolio - Adviser Class
2019		60	$11.74	to	$11.57	$698	2.05%	0.60%	to	1.15%	12.13%	to	11.57%
2018		73	$10.37	to	$10.47	$766	1.78%	0.60%	to	1.15%	-3.86%	to	-4.34%
2017		54	$10.84	to	$10.89	$583	1.77%	0.60%	to	1.15%		8.47%
2016		66		$10.04		$662	1.50%		0.60%			3.61%
2015	07/07/2015	24		$9.69		$231	(a)		0.60%			(a)
Voya Solution Income Portfolio - Service Class
2019		798	$17.58	to	$16.09	$13,449	2.84%	0.75%	to	1.35%	12.26%	to	11.66%
2018		900	$14.41	to	$15.66	$13,547	2.39%	0.75%	to	1.35%	-3.75%	to	-4.38%
2017		1,096	$15.07	to	$16.27	$17,211	2.30%	0.75%	to	1.35%	8.47%	to	7.87%
2016		1,147	$13.97	to	$15.00	$16,646	1.09%	0.75%	to	1.35%	3.66%	to	3.02%
2015		1,242	$13.56	to	$14.47	$17,422	1.39%	0.75%	to	1.35%	-0.62%	to	-1.24%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Solution Moderately Aggressive Portfolio - Service Class
2019		43,152	$13.04	to	$12.14	$540,082	2.29%	0.75%	to	2.35%	21.76%	to	19.72%
2018		49,143	$10.14	to	$10.71	$510,312	1.81%	0.75%	to	2.35%	-9.85%	to	-11.29%
2017		55,830	$11.43	to	$11.88	$649,025	1.39%	0.75%	to	2.35%	17.24%	to	15.35%
2016		63,965	$9.91	to	$10.13	$640,172	1.19%	0.75%	to	2.35%	5.41%	to	3.76%
2015	08/14/2015	72,872	$9.55	to	$9.62	$698,643	(a)	0.75%	to	2.35%		(a)
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class
2019		86	$14.17	to	$12.79	$1,173	0.01	0.60%	to	1.15%	29.41%	to	28.67%
2018		99	$9.94	to	$10.95	$1,050	0.01	0.60%	to	1.15%	-15.05%	to	-15.48%
2017		103	$11.76	to	$12.89	$1,291	1.06%	0.60%	to	1.15%		10.27%
2016		57		$11.69		$671	0.01		0.60%			22.92%
2015	07/07/2015	11		$9.51		$102	(a)		0.60%			(a)
VY® American Century Small-Mid Cap Value Portfolio - Service Class
2019		56	$43.53	to	$42.77	$2,481	1.31%	0.75%	to	1.35%	29.71%	to	28.90%
2018		66	$31.65	to	$35.04	$2,269	1.00%	0.75%	to	1.35%	-14.99%	to	-15.51%
2017		72	$37.36	to	$41.32	$2,920	1.06%	0.75%	to	1.35%	10.28%	to	9.63%
2016		73	$33.99	to	$37.56	$2,711	1.35%	0.75%	to	1.35%	23.15%	to	22.38%
2015		63	$27.71	to	$30.58	$1,898	1.55%	0.75%	to	1.35%	-2.48%	to	-3.08%
VY® Baron Growth Portfolio - Adviser Class
2019		87	$15.94	to	$17.20	$1,423	—%	0.60%	to	1.15%	37.41%	to	36.62%
2018		97	$11.60	to	$12.59	$1,156	—	0.60%	to	1.15%	-2.68%	to	-3.23%
2017		84	$11.92	to	$13.01	$1,022	0.51%	0.60%	to	1.15%		27.08%
2016		55		$9.38		$517	—%		0.60%			4.45%
2015	07/07/2015	29		$8.98		$262	(a)		0.60%			(a)
VY® Columbia Contrarian Core Portfolio - Adviser Class
2019		65	$15.26	to	$14.35	$979	1.39%	0.60%	to	1.15%	31.67%	to	30.93%
2018		66	$10.96	to	$11.59	$750	0.79%	0.60%	to	1.15%	-9.81%	to	-10.31%
2017		121	$12.22	to	$12.85	$1,541	0.85%	0.60%	to	1.15%		20.66%
2016		104		$10.65		$1,104	3.38%		0.60%			7.47%
2015	07/07/2015	64		$9.91		$632	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Columbia Small Cap Value II Portfolio - Adviser Class
2019		52	$12.20	to	$11.58	$610	0.00%	0.60%	to	1.15%	19.14%	to	18.53%
2018		75	$9.77	to	$10.24	$750	0.00%	0.60%	to	1.15%	-18.47%	to	-18.92%
2017		82	$12.05	to	$12.56	$1,006	0.13%	0.60%	to	1.15%	9.98%	to	9.45%
2016		40	$11.01	to	$11.42	$456	0.07%	0.60%	to	1.15%		22.66%
2015	07/07/2015	18		$9.31		$172	(a)		0.60%			(a)
VY® Columbia Small Cap Value II Portfolio - Service Class
2019		3,780	$20.18	to	$16.62	$68,324	—	0.95%	to	2.35%	19.06%	to	17.46%
2018		4,380	$14.15	to	$18.48	$67,084	0.26%	0.95%	to	2.35%	-18.55%	to	-19.74%
2017		4,846	$17.62	to	$22.69	$91,882	—	0.95%	to	2.35%	9.87%	to	8.36%
2016		6,342	$16.27	to	$20.67	$110,405	0.25%	0.95%	to	2.35%	22.51%	to	20.79%
2015		7,507	$13.47	to	$16.88	$107,497	0.32%	0.95%	to	2.35%	-3.86%	to	-5.21%
VY® Invesco Equity and Income Portfolio - Adviser Class
2019		97	$12.75	to	$11.89	$1,204	—	0.60%	to	1.15%	18.72%	to	18.19%
2018		107	$10.06	to	$10.74	$1,116	1.56%	0.60%	to	1.15%	-10.43%	to	-10.97%
2017		113	$11.30	to	$11.99	$1,326	—	0.60%	to	1.15%		9.70%
2016		58		$10.93		$633	2.50%		0.60%			13.97%
2015	07/07/2015	13		$9.59		$122	(a)		0.60%			(a)
VY® Invesco Equity and Income Portfolio - Initial Class
2019		37	$25.06	to	$23.44	$915	2.06%	0.75%	to	1.20%	19.22%	to	18.62%
2018		40	$19.76	to	$21.02	$834	2.02%	0.75%	to	1.20%	-10.17%	to	-10.55%
2017		45	$22.09	to	$23.40	$1,051	1.99%	0.75%	to	1.20%	10.07%	to	9.57%
2016		58	$20.16	to	$21.26	$1,227	1.95%	0.75%	to	1.20%	14.42%	to	13.90%
2015		65	$17.70	to	$18.58	$1,211	2.01%	0.75%	to	1.20%	-2.77%	to	-3.23%
VY® Invesco Equity and Income Portfolio - Service Class
2019		19,511	$25.07	to	$19.03	$409,156	1.78%	0.50%	to	2.35%	19.21%	to	16.96%
2018		22,801	$15.69	to	$24.17	$406,188	1.70%	0.50%	to	2.35%	-10.13%	to	-11.77%
2017		26,356	$17.59	to	$27.03	$529,340	1.57%	0.50%	to	2.35%	10.06%	to	8.01%
2016		32,799	$14.99	to	$24.68	$605,474	1.68%	0.50%	to	2.35%	14.42%	to	12.30%
2015		39,336	$13.30	to	$21.68	$642,455	1.89%	0.50%	to	2.35%	-2.82%	to	-4.64%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Invesco Equity and Income Portfolio - Service 2 Class
2019		24,124	$14.11	to	$12.85	$322,425	1.68%	0.80%	to	2.35%	18.67%	to	16.82%
2018		27,692	$11.00	to	$11.89	$314,791	1.57%	0.80%	to	2.35%	-10.47%	to	-11.93%
2017		31,912	$12.49	to	$13.28	$409,131	1.38%	0.80%	to	2.35%	9.57%	to	7.86%
2016		36,700	$11.58	to	$12.12	$433,223	1.63%	0.80%	to	2.35%	13.91%	to	12.21%
2015		40,938	$10.32	to	$10.64	$428,229	1.82%	0.80%	to	2.35%	-3.18%	to	-4.80%
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class
2019		158	$12.93	to	$12.51	$2,015	0.01	0.60%	to	1.15%	25.05%	to	24.35%
2018		181	$10.06	to	$10.34	$1,841	1.00%	0.60%	to	1.15%	-12.89%	to	-13.35%
2017		166	$11.61	to	$11.87	$1,945	0.50%	0.60%	to	1.15%		12.73%
2016		75		$10.53		$791	0.66%		0.60%			13.71%
2015	07/07/2015	26		$9.26		$237	(a)		0.60%			(a)
VY® JPMorgan Mid Cap Value Portfolio - Service Class
2019		3,618	$44.02	to	$21.15	$97,865	0.94%	0.75%	to	2.35%	25.23%	to	23.25%
2018		4,218	$17.16	to	$35.15	$92,097	1.09%	0.75%	to	2.35%	-12.84%	to	-14.29%
2017		4,879	$20.02	to	$40.33	$123,187	0.54%	0.75%	to	2.35%	12.87%	to	11.05%
2016		6,423	$18.02	to	$35.73	$143,736	0.62%	0.75%	to	2.35%	13.83%	to	12.00%
2015		7,838	$16.09	to	$31.39	$155,664	0.57%	0.75%	to	2.35%	-3.74%	to	-5.35%
VY® Invesco Oppenheimer Global Portfolio - Adviser Class
2019		67	$14.16	to	$14.85	$956	0.00%	0.60%	to	1.15%	30.39%	to	29.58%
2018		91	$10.86	to	$11.46	$1,004	1.25%	0.60%	to	1.15%	-14.15%	to	-14.61%
2017		84	$12.65	to	$13.42	$1,075	0.52%	0.60%	to	1.15%		35.01%
2016		54		$9.37		$507	0.61%		0.60%			-0.85%
2015	07/07/2015	81		$9.45		$769	(a)		0.60%			(a)
VY® Invesco Oppenheimer Global Portfolio - Initial Class
2019		100	$31.27	to	$26.16	$2,923	0.51%	0.75%	to	1.95%	30.78%	to	29.25%
2018		114	$20.10	to	$23.91	$2,562	0.01	0.75%	to	2.00%	-13.84%	to	-14.94%
2017		139	$23.63	to	$27.75	$3,668	1.06%	0.75%	to	2.00%	35.50%	to	33.81%
2016		171	$17.66	to	$20.48	$3,341	1.18%	0.75%	to	2.00%	-0.53%	to	-1.78%
2015		193	$17.98	to	$20.59	$3,810	1.44%	0.75%	to	2.00%	3.31%	to	2.04%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
VY® Invesco Oppenheimer Global Portfolio - Service Class
2019		4,878	$35.09	to	$23.71	$131,160	0.22%	0.75%	to	2.35%	30.45%	to	28.37%
2018		5,777	$15.67	to	$28.21	$120,046	1.38%	0.75%	to	2.35%	-14.03%	to	-15.43%
2017		7,034	$18.30	to	$32.90	$170,930	0.92%	0.75%	to	2.55%	35.10%	to	32.69%
2016		6,396	$13.60	to	$24.41	$118,932	0.87%	0.75%	to	2.55%	-0.77%	to	-2.58%
2015		8,511	$13.76	to	$24.67	$160,403	0.01	0.75%	to	2.55%	3.05%	to	1.22%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
2019		57	$14.88	to	$14.66	$844	—	0.60%	to	1.15%	35.77%	to	34.99%
2018		64	$10.86	to	$10.96	$696	—	0.60%	to	1.15%	-4.36%	to	-4.90%
2017	06/06/2017	65	$11.42	to	$11.46	$744	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
2019		167	$40.56	to	$44.92	$7,683	0.24%	0.75%	to	1.35%	35.88%	to	35.06%
2018		194	$28.12	to	$35.13	$6,589	0.00%	0.75%	to	1.35%	-4.17%	to	-4.75%
2017		238	$29.44	to	$36.75	$8,484	0.46%	0.75%	to	1.35%	23.51%	to	22.78%
2016		270	$23.92	to	$29.82	$7,836	0.09%	0.75%	to	1.35%	6.37%	to	5.72%
2015		291	$22.56	to	$28.11	$7,955	—%	0.75%	to	1.35%	0.98%	to	0.34%
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
2019		203	$17.15	to	$16.56	$3,439	0.00%	0.60%	to	1.15%	29.34%	to	28.67%
2018		228	$12.87	to	$13.26	$3,000	0.00%	0.60%	to	1.15%	-2.14%	to	-2.72%
2017		216	$13.23	to	$13.55	$2,915	0.00%	0.60%	to	1.15%		32.07%
2016		190		$10.26		$1,946	0.00%		0.60%			0.39%
2015	07/07/2015	106		$10.22		$1,081	(a)		0.60%			(a)
Voya Strategic Allocation Conservative Portfolio - Class S
2019		97	$23.55	to	$21.55	$2,195	2.33%	0.75%	to	1.35%	13.60%	to	12.95%
2018		88	$19.08	to	$20.73	$1,760	2.34%	0.75%	to	1.35%	-5.00%	to	-5.54%
2017		103	$20.20	to	$21.82	$2,174	2.28%	0.75%	to	1.35%	9.37%	to	8.66%
2016		114	$18.59	to	$19.95	$2,204	2.66%	0.75%	to	1.35%	4.67%	to	4.09%
2015		126	$17.86	to	$19.06	$2,327	2.63	0.75%	to	1.35%	-1.14%	to	-1.76%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Strategic Allocation Growth Portfolio - Class S
2019	15	$29.77	to	$27.85	$426	3.20%	0.75%	to	1.20%	21.56%	to	21.03%
2018	28	$22.54	to	$24.49	$638	2.00%	0.75%	to	1.35%	-9.20%	to	-9.73%
2017	34	$24.97	to	$26.96	$865	1.78%	0.75%	to	1.35%	16.70%	to	15.98%
2016	34	$21.53	to	$23.11	$754	2.35%	0.75%	to	1.35%	5.82%	to	5.18%
2015	35	$20.47	to	$21.84	$733	2.57%	0.75%	to	1.35%	-2.11%	to	-2.71%
Voya Strategic Allocation Moderate Portfolio - Class S
2019	36	$26.74	to	$24.46	$929	2.53%	0.75%	to	1.35%	18.06%	to	17.31%
2018	37	$20.85	to	$22.65	$807	2.72%	0.75%	to	1.35%	-7.02%	to	-7.58%
2017	53	$22.56	to	$24.36	$1,250	1.66%	0.75%	to	1.35%	13.41%	to	12.74%
2016	54	$20.01	to	$21.47	$1,126	2.36%	0.75%	to	1.35%	5.50%	to	4.87%
2015	56	$19.08	to	$20.35	$1,106	2.79%	0.75%	to	1.35%	-1.64%	to	-2.20%
Voya Growth and Income Portfolio - Class A
2019	37,956	$14.76	to	$20.30	$814,193	1.19%	0.60%	to	2.35%	27.57%	to	25.31%
2018	44,119	$11.46	to	$18.44	$751,046	1.35%	0.60%	to	2.35%	-5.47%	to	-7.16%
2017	50,579	$12.19	to	$19.53	$921,461	1.27%	0.60%	to	2.35%	19.07%	to	17.04%
2016	63,421	$10.28	to	$16.42	$981,920	1.48%	0.60%	to	2.35%	8.55%	to	6.65%
2015	73,368	$9.47	to	$15.15	$1,058,329	1.51%	0.60%	to	2.35%	-2.57%	to	-4.12%
Voya Growth and Income Portfolio - Class I
2019	32	$19.96	to	$18.64	$633	1.69%	0.95%	to	1.95%	27.62%	to	26.37%
2018	36	$14.75	to	$16.71	$550	1.83%	0.95%	to	1.95%	-5.38%	to	-6.29%
2017	40	$15.74	to	$17.72	$653	1.68%	0.95%	to	1.95%	19.26%	to	17.99%
2016	51	$13.31	to	$14.91	$706	1.92%	0.95%	to	2.00%	8.71%	to	7.51%
2015	58	$12.38	to	$13.75	$735	2.02%	0.95%	to	2.00%	-2.37%	to	-3.36%
Voya Growth and Income Portfolio - Class S
2019	22,644	$36.88	to	$18.01	$442,220	1.39%	0.75%	to	2.35%	27.61%	to	25.51%
2018	26,343	$14.35	to	$28.90	$407,495	1.56%	0.75%	to	2.35%	-5.40%	to	-6.94%
2017	30,016	$15.42	to	$30.55	$496,239	1.46%	0.75%	to	2.35%	19.15%	to	17.26%
2016	38,388	$13.15	to	$25.64	$537,774	1.66%	0.75%	to	2.35%	8.64%	to	6.91%
2015	45,173	$12.30	to	$23.60	$588,326	1.69%	0.75%	to	2.35%	-2.40%	to	-3.98%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Euro STOXX 50® Index Portfolio - Class A
2019		1,556	$11.47	to	$9.92	$16,326	10.87%	0.95%	to	2.35%	24.13%	to	22.32%
2018		1,818	$8.11	to	$9.24	$15,530	2.58%	0.95%	to	2.35%	-17.27%	to	-18.41%
2017		2,160	$9.94	to	$11.17	$22,535	3.20%	0.95%	to	2.35%	22.61%	to	20.92%
2016		2,347	$8.22	to	$9.10	$20,087	1.85%	0.95%	to	2.35%	-0.87%	to	-2.14%
2015		3,448	$8.40	to	$9.18	$30,010	3.56%	0.95%	to	2.35%	-5.56%	to	-6.87%
Voya FTSE 100® Index Portfolio - Class A
2019		311	$14.25	to	$12.33	$4,097	16.92%	0.95%	to	2.35%	19.35%	to	17.77%
2018		360	$10.47	to	$11.94	$3,998	5.51%	0.95%	to	2.35%	-15.08%	to	-16.31%
2017		368	$12.51	to	$14.06	$4,862	3.06%	0.95%	to	2.35%	20.45%	to	18.74%
2016		387	$10.54	to	$11.67	$4,267	4.59%	0.95%	to	2.35%	-2.67%	to	-3.92%
2015		504	$10.97	to	$11.99	$5,745	6.42%	0.95%	to	2.35%	-8.05%	to	-9.41%
Voya Global Equity Portfolio - Class A
2019		2	$12.88	to	$13.36	$21	—%	0.60%	to	1.15%	20.37%	to	19.61%
2018		2	$10.70	to	$11.17	$19	4.35%	0.60%	to	1.15%	-9.78%	to	-10.28%
2017		2	$11.86	to	$12.45	$27	2.74%	0.60%	to	1.15%		22.39%
2016		2		$9.69		$15	1.22%		0.60%			4.87%
2015	07/07/2015	—		$9.24		$4	(a)		0.60%			(a)
Voya Global Equity Portfolio - Class S
2019		39,094	$14.35	to	$11.82	$498,785	2.46%	0.75%	to	2.35%	20.49%	to	18.56%
2018		31,609	$9.97	to	$11.91	$338,627	4.56%	0.75%	to	2.35%	-9.77%	to	-11.22%
2017		36,063	$11.23	to	$13.20	$432,631	2.13%	0.75%	to	2.35%	22.56%	to	20.49%
2016		44,654	$9.32	to	$10.77	$441,417	2.56%	0.75%	to	2.35%	4.97%	to	3.30%
2015		53,150	$9.02	to	$10.26	$505,332	0.64%	0.75%	to	2.35%	-3.21%	to	-4.75%
Voya Hang Seng Index Portfolio - Class S
2019		1,120	$19.33	to	$16.60	$19,734	7.11%	0.95%	to	2.35%	11.28%	to	9.72%
2018		1,371	$15.13	to	$17.37	$21,891	4.93%	0.95%	to	2.35%	-12.41%	to	-13.64%
2017		1,607	$17.52	to	$19.82	$29,577	0.81%	0.95%	to	2.35%	38.00%	to	36.13%
2016		1,814	$12.87	to	$14.36	$24,432	4.41%	0.95%	to	2.35%	2.06%	to	0.63%
2015		2,224	$12.79	to	$14.07	$29,591	3.25%	0.95%	to	2.35%	-6.14%	to	-7.45%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Index Plus LargeCap Portfolio - Class S
2019	5,047	$27.93	to	$22.09	$121,338	1.44%	0.75%	to	2.35%	28.77%	to	26.66%
2018	6,101	$16.63	to	$26.28	$114,697	1.02%	0.75%	to	2.35%	-7.74%	to	-9.21%
2017	4,532	$18.30	to	$28.56	$94,364	1.41%	0.75%	to	2.35%	23.37%	to	21.38%
2016	5,820	$14.54	to	$23.21	$98,706	1.42%	0.75%	to	2.35%	9.17%	to	7.40%
2015	6,664	$13.49	to	$21.31	$104,070	1.36%	0.75%	to	2.35%	-0.17%	to	-1.73%
Voya Index Plus MidCap Portfolio - Class S
2019	2,331	$35.60	to	$21.84	$64,681	1.12%	0.75%	to	2.35%	25.80%	to	23.81%
2018	2,684	$17.06	to	$28.58	$59,709	0.80%	0.75%	to	2.35%	-15.17%	to	-16.56%
2017	3,004	$20.21	to	$33.77	$79,590	1.08%	0.75%	to	2.55%	12.44%	to	10.40%
2016	4,011	$16.81	to	$30.11	$94,919	0.74%	0.75%	to	2.55%	16.95%	to	14.87%
2015	4,563	$14.56	to	$25.81	$92,995	0.68%	0.75%	to	2.55%	-2.80%	to	-4.55%
Voya Index Plus SmallCap Portfolio - Class S
2019	1,916	$34.63	to	$19.50	$49,188	0.78%	0.75%	to	2.35%	20.66%	to	18.69%
2018	2,169	$16.43	to	$28.70	$46,564	0.65%	0.75%	to	2.35%	-13.29%	to	-14.65%
2017	2,398	$19.25	to	$33.09	$60,019	0.64%	0.75%	to	2.55%	8.81%	to	6.84%
2016	3,311	$16.55	to	$30.42	$76,756	0.58%	0.75%	to	2.55%	26.07%	to	23.83%
2015	3,822	$13.30	to	$24.13	$70,840	0.65%	0.75%	to	2.55%	-4.21%	to	-5.93%
Voya International Index Portfolio - Class A
2019	45,059	$11.67	to	$10.89	$509,295	2.67%	0.60%	to	2.35%	20.19%	to	18.11%
2018	52,059	$9.22	to	$10.57	$495,552	2.40%	0.60%	to	2.35%	-14.67%	to	-16.18%
2017	58,229	$11.00	to	$12.44	$656,783	2.04%	0.60%	to	2.35%	23.45%	to	21.27%
2016	71,179	$9.07	to	$9.51	$657,808	2.62%	0.60%	to	2.35%	-0.22%	to	-1.95%
2015	81,730	$9.24	to	$9.54	$765,728	0.00%	0.60%	to	2.35%	-2.25%	to	-3.75%
Voya International Index Portfolio - Class S
2019	1,898	$21.25	to	$9.68	$20,185	2.94%	0.75%	to	2.35%	20.12%	to	18.19%
2018	2,198	$8.19	to	$17.69	$19,635	2.63%	0.75%	to	2.35%	-14.50%	to	-15.91%
2017	2,555	$9.74	to	$20.69	$26,966	2.24%	0.75%	to	2.35%	23.60%	to	21.60%
2016	3,386	$8.01	to	$16.74	$29,139	2.92%	0.75%	to	2.35%	-0.24%	to	-1.84%
2015	4,078	$8.16	to	$16.78	$35,459	2.90%	0.75%	to	2.35%	-1.81%	to	-3.32%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Japan TOPIX® Index Portfolio - Class A
2019		451	$15.79	to	$13.73	$6,543	6.28%	1.00%	to	2.35%	15.85%	to	14.23%
2018		539	$12.02	to	$13.63	$6,808	2.03%	1.00%	to	2.35%	-15.71%	to	-16.82%
2017		699	$14.45	to	$16.17	$10,601	1.41%	1.00%	to	2.35%	24.10%	to	22.46%
2016		823	$11.80	to	$13.07	$10,133	0.75%	0.95%	to	2.35%	1.96%	to	0.51%
2015		1,827	$11.74	to	$12.82	$22,157	1.12%	0.95%	to	2.35%	9.39%	to	7.90%
Voya Russell™ Large Cap Growth Index Portfolio - Class S
2019		13,094	$18.59	to	$39.41	$544,818	0.48%	0.60%	to	2.35%	34.71%	to	32.29%
2018		7,040	$12.90	to	$34.88	$218,468	0.87%	0.60%	to	2.35%	-1.85%	to	-3.53%
2017		7,757	$13.21	to	$35.58	$248,176	1.01%	0.60%	to	2.35%	30.14%	to	27.85%
2016		8,941	$10.80	to	$27.38	$224,178	1.13%	0.60%	to	2.35%	5.68%	to	3.83%
2015		9,757	$10.22	to	$25.95	$235,492	0.00	0.60%	to	2.35%	6.57%	to	4.82%
Voya Russell™ Large Cap Index Portfolio - Class A
2019		205	$14.23	to	$14.02	$2,888	1.34%	0.60%	to	1.15%	29.84%	to	29.10%
2018		187	$10.86	to	$10.96	$2,033	1.18%	0.60%	to	1.15%	-4.45%	to	-4.99%
2017	04/28/2017	118	$11.43	to	$11.47	$1,349	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Voya Russell™ Large Cap Index Portfolio - Class S
2019		17,432	$25.60	to	$21.55	$403,442	1.49%	0.80%	to	2.35%	29.95%	to	27.89%
2018		19,370	$16.85	to	$30.92	$349,036	1.42%	0.80%	to	2.35%	-4.46%	to	-5.97%
2017		20,834	$17.91	to	$32.39	$397,452	1.42%	0.80%	to	2.35%	21.29%	to	19.39%
2016		25,292	$15.00	to	$26.73	$401,932	1.65%	0.80%	to	2.35%	9.82%	to	8.07%
2015		27,021	$13.88	to	$24.36	$394,456	1.41%	0.80%	to	2.35%	0.98%	to	-0.57%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2019		3	$14.23	to	$14.14	$42	2.45%	1.25%	to	1.40%	24.28%	to	24.14%
2018		3	$11.39	to	$11.45	$40	3.39%	1.25%	to	1.40%	-7.74%	to	-7.92%
2017		6	$12.37	to	$12.41	$78	2.02%	1.25%	to	1.40%	12.00%	to	11.84%
2016		7	$11.05	to	$11.08	$74	1.27%	1.25%	to	1.40%	14.23%	to	13.92%
2015	08/14/2015	9		$9.70		$83	(a)	1.25%	to	1.40%		(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Russell™ Large Cap Value Index Portfolio - Class S
2019		27,668	$33.65	to	$27.52	$795,759	0.94%	0.50%	to	2.35%	1.36%	to	22.69%
2018		8,531	$10.74	to	$25.76	$193,129	2.10%	0.60%	to	2.35%	-7.41%	to	-9.08%
2017		9,712	$11.67	to	$27.92	$240,301	1.88%	0.60%	to	2.35%	12.51%	to	10.58%
2016		11,927	$11.01	to	$24.90	$267,245	1.36%	0.60%	to	2.35%	14.66%	to	12.56%
2015		13,193	$9.62	to	$21.80	$262,200	0.00	0.60%	to	2.35%	-4.72%	to	-6.02%
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2019		13,981	$10.23	to	$36.38	$528,903	0.34%	0.75%	to	2.35%	1.49%	to	31.38%
2018		7,112	$27.69	to	$31.95	$208,853	0.44%	0.90%	to	2.35%	-6.22%	to	-7.61%
2017		7,694	$29.96	to	$34.07	$243,426	0.68%	0.90%	to	2.35%	23.24%	to	21.43%
2016		9,694	$24.67	to	$27.65	$250,790	0.68%	0.90%	to	2.35%	5.86%	to	4.27%
2015		10,648	$23.66	to	$26.12	$262,861	0.70%	0.90%	to	2.35%	-1.66%	to	-3.11%
Voya Russell™ Mid Cap Index Portfolio - Class A
2019		273	$13.87	to	$13.82	$3,787	1.13%	0.60%	to	1.15%	28.54%	to	27.84%
2018		290	$10.79	to	$10.81	$3,128	1.01%	0.60%	to	1.15%	-10.38%	to	-10.81%
2017		299	$12.04	to	$12.12	$3,611	0.83%	0.60%	to	1.15%		16.67%
2016		165		$10.32		$1,697	0.70%		0.60%			12.17%
2015	07/07/2015	50		$9.20		$459	(a)		0.60%			(a)
Voya Russell™ Mid Cap Index Portfolio - Class S
2019		7,710	$25.17	to	$21.30	$175,703	1.37%	0.95%	to	2.35%	28.48%	to	26.71%
2018		8,839	$16.81	to	$19.59	$158,292	1.21%	0.95%	to	2.35%	-10.43%	to	-11.71%
2017		9,775	$19.04	to	$21.86	$197,217	1.25%	0.95%	to	2.35%	16.58%	to	14.91%
2016		13,179	$16.57	to	$18.76	$229,870	1.00%	0.95%	to	2.35%	12.07%	to	10.47%
2015		12,172	$15.00	to	$16.74	$191,278	1.19%	0.95%	to	2.35%	-4.01%	to	-5.30%
Voya Russell™ Small Cap Index Portfolio - Class A
2019		219	$13.37	to	$13.10	$2,901	0.69%	0.60%	to	1.15%	23.80%	to	23.12%
2018		215	$10.64	to	$10.80	$2,310	0.72%	0.60%	to	1.15%	-12.20%	to	-12.64%
2017		199	$12.18	to	$12.30	$2,440	0.56%	0.60%	to	1.15%	12.95%	to	12.26%
2016		105	$10.85	to	$10.89	$1,139	0.62%	0.60%	to	1.15%		19.80%
2015	07/07/2015	33		$9.09		$299	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya Russell™ Small Cap Index Portfolio - Class S
2019		17,853	$23.50	to	$19.77	$378,740	0.49%	0.90%	to	2.35%	23.62%	to	21.81%
2018		8,290	$16.23	to	$19.01	$143,579	0.90%	0.90%	to	2.35%	-12.23%	to	-13.49%
2017		8,837	$18.76	to	$21.66	$176,184	0.85%	0.90%	to	2.35%	12.93%	to	11.27%
2016		11,530	$16.86	to	$19.18	$204,976	0.97%	0.90%	to	2.35%	19.73%	to	17.98%
2015		12,208	$14.29	to	$16.02	$183,175	0.93%	0.90%	to	2.35%	-5.60%	to	-7.03%
Voya Small Company Portfolio - Class A
2019		39	$11.16	to	$10.99	$425	—	0.60%	to	1.15%	24.83%	to	24.18%
2018		40	$8.85	to	$8.94	$356	—	0.60%	to	1.15%	-16.68%	to	-17.21%
2017	06/26/2017	40	$10.69	to	$10.73	$430	(c)	0.60%	to	1.15%		(c)
2016		(c)		(c)		(c)	(c)		(c)			(c)
2015		(c)		(c)		(c)	(c)		(c)			(c)
Voya Small Company Portfolio - Class S
2019		3,046	$35.81	to	$20.18	$68,075	0.14%	0.75%	to	2.35%	24.90%	to	22.90%
2018		3,605	$16.42	to	$31.64	$65,109	0.24%	0.75%	to	2.35%	-16.68%	to	-18.02%
2017		4,207	$20.03	to	$38.07	$92,066	0.13%	0.75%	to	2.35%	10.17%	to	8.39%
2016		5,486	$18.48	to	$34.64	$109,739	0.17%	0.75%	to	2.35%	23.24%	to	21.26%
2015		5,554	$15.24	to	$28.18	$91,118	0.24%	0.75%	to	2.35%	-1.78%	to	-3.36%
Voya U.S. Bond Index Portfolio - Class S
2019		13,739	$13.51	to	$11.17	$165,561	2.20%	0.75%	to	2.35%	7.14%	to	5.48%
2018		13,953	$10.59	to	$12.62	$158,502	2.07%	0.75%	to	2.35%	-1.33%	to	-2.93%
2017		15,142	$10.91	to	$12.81	$176,151	2.02%	0.75%	to	2.35%	2.16%	to	0.55%
2016		19,330	$10.85	to	$12.56	$221,944	2.03%	0.75%	to	2.35%	1.30%	to	-0.37%
2015		20,433	$10.89	to	$12.41	$234,022	2.07%	0.75%	to	2.35%	-0.72%	to	-2.33%
Voya MidCap Opportunities Portfolio - Class A
2019		95	$14.49	to	$14.69	$1,376	0.08%	0.60%	to	1.15%	27.89%	to	27.19%
2018		101	$11.33	to	$11.55	$1,156	0.00%	0.60%	to	1.15%	-8.48%	to	-9.06%
2017		103	$12.38	to	$12.70	$1,281	—	0.60%	to	1.15%		23.68%
2016		80		$10.01		$804	—		0.60%			6.15%
2015	07/07/2015	30		$9.43		$286	(a)		0.60%			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Voya MidCap Opportunities Portfolio - Class S
2019		28,374	$42.31	to	$31.09	$725,676	0.13%	0.75%	to	2.35%	28.10%	to	26.02%
2018		33,765	$17.95	to	$37.76	$681,734	—	0.75%	to	2.35%	-8.40%	to	-9.86%
2017		38,165	$19.89	to	$41.33	$848,540	—	0.75%	to	2.35%	23.83%	to	21.83%
2016		21,188	$16.31	to	$33.46	$387,227	—	0.75%	to	2.35%	6.20%	to	4.47%
2015		24,676	$15.59	to	$31.58	$428,196	—	0.75%	to	2.35%	-0.47%	to	-2.09%
Voya SmallCap Opportunities Portfolio - Class A
2019		119	$12.62	to	$12.45	$1,494	—	0.60%	to	1.15%	24.33%	to	23.63%
2018		141	$10.07	to	$10.15	$1,432	—	0.60%	to	1.15%	16.80%	to	-17.26%
2017		141	$12.16	to	$12.20	$1,721	—	0.60%	to	1.15%		17.42%
2016		110		$10.39		$1,138	—		0.60%			12.20%
2015	07/07/2015	37		$9.26		$346	(a)		0.60%			(a)
Voya SmallCap Opportunities Portfolio - Class S
2019		1,443	$22.32	to	$25.54	$28,450	—	0.75%	to	2.35%	24.41%	to	22.44%
2018		1,726	$13.71	to	$32.36	$27,772	—	0.75%	to	2.35%	-16.71%	to	-18.07%
2017		1,976	$16.71	to	$38.96	$38,833	—	0.75%	to	2.35%	17.56%	to	15.66%
2016		2,671	$14.43	to	$33.22	$44,558	—	0.75%	to	2.35%	12.25%	to	10.44%
2015		3,164	$13.05	to	$29.67	$47,270	—	0.75%	to	2.35%	-1.86%	to	-3.44%
Wells Fargo VT Omega Growth Fund - Class 2
2019		20	$34.58	to	$32.01	$658	—	1.40%	to	2.20%	35.13%	to	34.05%
2018		23	$23.88	to	$25.59	$572	—	1.40%	to	2.20%	-1.12%	to	-1.97%
2017		29	$24.35	to	$25.88	$732	—	1.40%	to	2.20%	32.71%	to	31.63%
2016		41	$18.50	to	$19.50	$771	—	1.40%	to	2.20%	-0.86%	to	-1.70%
2015		55	$18.82	to	$19.67	$1,047	—	1.40%	to	2.20%	-0.10%	to	-0.90%
Wells Fargo VT Index Asset Allocation Fund - Class 2
2019		28	$25.18	to	$23.38	$684	0.93%	1.65%	to	2.10%	18.16%	to	17.66%
2018		50	$19.87	to	$21.31	$1,039	1.01%	1.65%	to	2.10%	-4.48%	to	-4.97%
2017		52	$20.91	to	$22.31	$1,132	0.78%	1.65%	to	2.10%	10.39%	to	9.88%
2016		58	$19.02	to	$20.21	$1,152	0.86	1.65%	to	2.10%	5.87%	to	5.37%
2015		68	$15.95	to	$19.09	$1,282	1.05	1.65%	to	2.20%	-0.42%	to	-0.99%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund Inception DateA	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioB	Expense RatioC (lowest to highest)			Total ReturnD (lowest to highest)
Wells Fargo VT Small Cap Growth Fund - Class 2
2019		7	$39.46	to	$36.64	$266	—	1.65%	to	2.10%	22.78%	to	22.21%
2018		7	$29.98	to	$32.14	$224	—	1.65%	to	2.10%	-0.37%	to	-0.83%
2017		8	$30.23	to	$32.26	$243	—	1.65%	to	2.10%	23.78%	to	23.21%
2016		8	$24.53	to	$26.06	$202	—	1.65%	to	2.10%	5.98%	to	5.46%
2015		8	$20.21	to	$24.59	$192	—	1.65%	to	2.20%	-4.50%	to	-5.03%

(a)	As investment Division had no investments until 2015, this data is not meaningful and is therefore not presented.
(b)	As investment Division had no investments until 2016, this data is not meaningful and is therefore not presented.
(c)	As investment Division had no investments until 2017, this data is not meaningful and is therefore not presented.
(d)	As investment Division had no investments until 2019, this data is not meaningful and is therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.

B
The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investments income is determined by the timing of declaration of dividends by the underlying fund in which the Division invests.

C
The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense risks, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

D
Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS — STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION
Venerable Insurance and Annuity Company
For the years ended December 31, 2019 and 2018
with Report of Independent Auditors

VENERABLE INSURANCE AND ANNUITY COMPANY
Financial Statements — Statutory Basis
And Supplementary Information
December 31, 2019

Contents
Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103	Tel: (215) 448-5000 Fax: (215) 448-5500 ey.com

Report of Independent Auditors

The Board of Directors and Stockholder
Venerable Insurance and Annuity Company

We have audited the accompanying statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Contents
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

March 26, 2020

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2019	2018
Admitted Assets	(In Thousands)
Cash and invested assets:
Bonds	$16,242,817	$17,201,635
Bonds - securities loaned and pledged	260,419	253,502
Preferred stocks	156,124	126,210
Common stocks	10,811	10,400
Investment in and advances to subsidiaries	1,377,891	1,163,524
Mortgage loans	3,545,908	3,818,016
Contract loans	5,294	6,214
Derivatives	1,133,964	1,429,830
Other invested assets	437,476	294,319
Cash and short term investments	726,109	1,481,328
Total cash and invested assets	23,896,813	25,784,978

Deferred and uncollected premiums, less loading ($1,621 and $1,741 at December 31, 2019 and 2018, respectively)	(49,154)	(40,744)
Accrued investment income	174,069	222,658
Reinsurance balances recoverable	125,941	162,983
Indebtedness from related parties	89,399	80,928
Other assets	535,157	320,055
Separate account assets	25,479,559	24,302,420
Total admitted assets	$50,251,785	$50,833,278

The accompanying notes are an integral part of these financial statements.

3

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2019	2018
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$14,202,215	$15,318,498
Deposit type contracts	2,752,699	2,696,185
Policy and contract claims	(11,095)	(7,852)
Total policy and contract liabilities	16,943,819	18,006,831

Interest maintenance reserve	83,777	26,751
Accounts payable and accrued expenses	34,043	45,543
Reinsurance balances	3,058,063	4,230,204
Current federal income taxes payable (including $21,364 and $88,604 on realized capital losses at December 31, 2019 and 2018, respectively)	—	39,254
Indebtedness to related parties	—	49,129
Asset valuation reserve	338,015	235,399
Derivatives	1,806,672	525,056
Borrowed money	10,009	10,014
Net transfers from separate accounts due or accrued	(47,017)	(61,312)
Other liabilities	103,443	1,172,291
Separate account liabilities	25,479,559	24,302,420
Total liabilities	47,810,384	48,581,580

Capital and surplus:
Common stock: authorized 250,000 shares of $10 par value; 250,000 shares issued and outstanding	2,500	2,500
Special surplus funds	270,583	305,109
Surplus notes	435,000	435,000
Paid in and contributed surplus	1,240,463	1,240,463
Unassigned surplus	492,855	268,626
Total capital and surplus	2,441,401	2,251,698
Total liabilities and capital and surplus	50,251,785	50,833,278

The accompanying notes are an integral part of these financial statements.

4

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Operations — Statutory Basis

	Year ended December 31
	2019	2018
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$7,859	$(18,517,705)
Policy proceeds and dividends left on deposit	39,010	2,300,517
Net investment income	1,078,355	1,329,181
Amortization of interest maintenance reserve	17,386	6,908
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(1,413,302)	12,330,143
Other revenue	1,253	769,392
Total premiums and other revenues	(269,439)	(1,781,564)

Benefits paid or provided:
Death benefits	—	(87,977)
Annuity benefits	785,648	1,051,244
Surrender benefits and withdrawals	2,473,409	3,122,731
Interest and adjustments on contract or deposit-type funds	123,483	96,769
Accident and health benefits	136	134
Other benefits	229,897	148,785
(Decrease) increase in life, annuity, and accident and health reserves	(1,116,086)	(3,615,158)
Net transfers from separate accounts	(3,293,444)	(3,117,108)
Total benefits paid or provided	(796,958)	(2,400,580)

Insurance expenses and other deductions:
Commissions	149,516	199,219
General expenses	126,483	169,504
Insurance taxes, licenses and fees	20,949	16,941
Other expense (income)	730,745	369,736
Total insurance (income) expenses and other deductions	1,027,692	755,400
Gain (loss) from operations before policyholder dividends, federal income taxes and net realized capital losses	(500,173)	(136,384)
Dividends to policyholders	—	(6,003)
Gain (loss) from operations before federal income taxes and net realized capital losses	(500,173)	(130,381)
Federal income tax expense	(10,637)	56,210
Gain (loss) from operations before net realized capital losses	(489,536)	(186,591)
Net realized capital gain (loss)	589,345	33,280
Net income (loss)	$99,810	$(153,311)

The accompanying notes are an integral part of these financial statements.

5

Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31
	2019	2018
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500

Surplus note:
Balance at beginning and end of year	435,000	435,000

Paid-in and contributed surplus:
Balance at beginning of year	1,240,463	1,189,786
Capital contributions	—	50,677
Balance at end of year	1,240,463	1,240,463

Special surplus funds:
Balance at beginning of year	305,109	448,381
Amortization of gain on reinsurance	(34,526)	(143,272)
Balance at end of year	270,583	305,109

Unassigned surplus:
Balance at beginning of year	268,626	(240,515)
Net income (loss)	99,810	(153,311)
Change in net unrealized capital (losses) gains	222,252	497,847
Change in nonadmitted assets	(2,031)	523,338
Change in reserve due to change in valuation basis	—	1,596
Change in asset valuation reserve	(102,614)	(182,399)
Cumulative effect of change in accounting principle	—	266,451
Change in net deferred income tax	—	(761,509)
Deferred gain on reinsurance	202,812	313,114
Change in pension and other post-employment benefits	—	4,014
Dividends to stockholder	(221,000)	—
Additional minimum pension liability	25,000	—
Balance at end of year	492,855	268,626

Total capital and surplus	$2,441,401	$2,251,698

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2019	2018
	(In Thousands)
Operating Activities
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$6,204	$(1,835,645)
Net investment income received	1,092,276	1,089,681
Commissions and expenses paid	(1,861,264)	183,684
Benefits paid	(3,708,023)	(6,652,824)
Net transfers from separate accounts	3,307,739	3,179,542
Dividends paid to policyholders	—	(4,126)
Federal income taxes paid	—	(110,130)
Miscellaneous income	68,297	2,087,469
Net cash (used in) provided by operations	(1,094,771)	(2,062,349)

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	4,349,645	8,339,240
Stocks	16,207	31,302
Mortgage loans	538,150	715,094
Real estate	—	39,735
Other invested assets	4,908	194,489
Net gain on cash and short-term investments	3	28
Miscellaneous proceeds	29,133	760,772
Total investment proceeds	4,938,046	10,080,660
Cost of investments acquired:
Bonds	3,494,108	7,173,968
Stocks	46,213	428,465
Mortgage loans	266,101	561,638
Other invested assets	122,005	183,871
Real estate	—	8
Net loss on derivatives	(408,561)	54,610
Miscellaneous applications	13,727	210,055
Total cost of investments acquired	3,533,593	8,612,615
Net decrease in contract loans	920	61,591
Net cash provided by (used in) investment activities	1,405,373	1,529,636

Financing and Miscellaneous Activities
Other cash provided (applied):
Capital contribution and surplus paid-out	—	50,677
Borrowed funds	(5)	—
Net deposits (withdrawals) on deposit type contracts	56,514	1,546,126
Dividends paid to stockholder	(221,000)	—
Funds withheld under reinsurance treaty	251,500	(182,632)
Other cash applied	(1,152,829)	(174,562)
Net cash provided by (used in) financing and miscellaneous activities	(1,065,820)	1,239,609
Net increase (decrease) in cash and short-term investments	(755,218)	706,896
Cash and short-term investments:
Beginning of year	1,481,328	774,432

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2019	2018
	(In Thousands)
End of year	$726,110	$1,481,328
Note: Supplemental disclosures of cash flow information for non-cash transactions:
Recapture of payout block from reinsurance captive	$—	$2,903,923

The accompanying notes are an integral part of these financial statements.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

1.	Organization and Significant Accounting Policies

Venerable Insurance and Annuity Company ("VIAC" or the “Company”), is domiciled in Iowa and is a direct, wholly-owned subsidiary of Venerable Holdings Inc. (“Venerable Holdings”), a holding company domiciled in the state of Delaware.

Effective June 1, 2018 VA Capital Company LLC, a Delaware limited liability company ("VA Capital"), and Athene Holding Ltd., a Bermuda limited company ("Athene"), completed an acquisition pursuant to which VA Capital's wholly owned subsidiary, Venerable Holdings, acquired certain assets of Voya Financial, including all of the shares of the capital stock of the Company and VIAC Services Company ("VSC") and all of the membership interest in Directed Services, LLC ("DSL") (the "Acquisition"). During the 5 months ended May 31, 2018, the Company completed various reinsurance transactions with its related parties at the time in preparation for the Acquisition. On June 1, 2018, Venerable Holdings completed the Acquisition. As a result of the Acquisition, the Company changed its name from Voya Insurance and Annuity Company to Venerable Insurance and Annuity Company, with the approval of the Iowa Insurance Division, effective September 1, 2019.

Description of Business

The Company historically offered various insurance products including immediate and deferred variable and fixed annuities, fixed indexed annuities, traditional life insurance, supplemental contracts consisting of life insurance proceeds and payout annuities for pre-retirement wealth accumulation and post-retirement income management. The Company ceased the issuance of new fixed and indexed annuity products in 2018, ceased the issuance of new variable annuity products in 2010, and ceased the issuance of new life insurance policies in 2001, placing them in run-off. New amounts may continue to be deposited as add-on premiums to certain existing contracts. The Company has a significant concentration of reinsurance. See, "Reinsurance" in the Notes to Financial Statements for further discussion of the Company's reinsurance arrangements.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles

The Company does not have any recently adopted accounting principles to disclose as of December 31, 2019.

Correction of Errors

The Company does not have any correction of errors to disclose as of December 31, 2019.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from United States Generally Accepted Accounting Principles ("U.S. GAAP"). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a rating assigned by the National Association of Insurance Commissioners ("NAIC").

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

•	The length of time and the extent to which the fair value has been below cost.
•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•	The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
•	The Company's intent and ability to hold the security long enough for it to recover its cost.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than-temporary. When an other-than-temporary impairment ("OTTI") is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve ("IMR") and the non-interest related OTTI is included in the asset valuation reserve ("AVR") in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including mortgage backed securities/collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. Structured securities are reported at amortized cost or fair value based on a rating assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder's equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.

When an intent impairment is determined, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in net realized capital gains (losses) in the statements of operations as an OTTI. If the Company does not intend to sell the security, the Company determines whether or not it has intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis. If the Company does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis , an OTTI should be considered to have occurred.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. AVR is not applicable under U.S. GAAP.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, derivatives and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted. IMR is not applicable under U.S. GAAP.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Derivatives: The Company follows the hedge accounting guidance in Statements of Statutory Accounting Principles ("SSAP") No. 86, Derivatives ("SSAP No. 86") for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract.

Under U.S. GAAP, the effective and ineffective portions of a cash flow hedge are accounted for separately. The effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in other net realized capital gains (losses). For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in other net realized capital gains (losses). An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported with the host contract on the balance sheets at fair value, and the change in fair value is recorded in income.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan's original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company records an allowance for probable losses incurred on non-impaired loans on an aggregate basis, rather than specifically identified probable losses incurred by individual loans.

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company's assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101. A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement as a component of the total income tax provision.

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.

Investments in Real Estate: Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus. Any real estate not meeting the appraisal requirements established in SSAP No. 40R, Real Estate, shall be nonadmitted until the required appraisals are obtained.

Under U.S. GAAP, property is carried at cost, less accumulated depreciation, and is reported gross of related obligations in other assets on the balance sheets. Any depreciation and rent expense are charged to operating expenses on the statements of operations. Rental income is reported as Net Investment income.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Under U.S. GAAP, incremental, direct costs of contract acquisition and certain costs related directly to successful acquisition activities are capitalized. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. In addition, the outstanding value of in force business acquired is capitalized. For certain traditional life insurance, to the extent recoverable from future gross profits, acquisition costs are amortized over the premium payment period in proportion to the present value of expected gross premium. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized over the estimated lives of the contracts in relation to the emergence of estimated gross profits.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under Statutory accounting practices are calculated based upon both the net level premium method and Commissioners' Reserve Valuation method ("CRVM") using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners' Annuity Reserve Valuation method ("CARVM") using statutory rates for mortality and interest.

Under U.S. GAAP policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for uncollectible reinsurance, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally past due agents' balances and commission advances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non-admitted assets include deferred tax assets that are not admissible under SSAP No. 101. See Deferred Income Taxes above.

Under U.S. GAAP, such assets are included in the balance sheets.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Under U.S. GAAP, dividends allocable to participating contract owners are based on published dividend projections or expected dividend scales.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets. Under statutory accounting practices, no interest expense is recorded on the surplus notes until payment has been approved by the Iowa Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a charge to earnings over the term of the notes.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value, and the reserves are calculated based upon the CARVM.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Under U.S. GAAP, separate account assets supporting variable options under variable annuity contracts are equal to cumulative deposits, less charges and withdrawals, plus interest credited thereon. The Market Value Adjustment ("MVA") and Collared Annuity Product ("CAP") separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company's general account. Reserves for individual and group deferred annuity contracts are equal to cumulative deposits, less charges and withdrawals, net of adjustments for investment experience that the Company is entitled to reflect in future credit interest.

Reconciliation to U.S. GAAP: The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the interest method or the lower of cost or fair value.

Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value. Amortized cost is determined using the effective interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan–backed and structured securities. For certain securities, the prospective adjustment methodology is utilized, including interest-only securities and securities that have experienced an other-than-temporary impairment ("OTTI").

Preferred stocks are stated in accordance with SSAP No. 32, Preferred Stock.

Common stocks are stated at fair value except that investments in stocks of uncombined subsidiaries and affiliates in which the Company has an interest of 20% or more are carried on the equity basis. Federal Home Loan Bank ("FHLB") common stock is priced at par value.

Short-term investments are stated at amortized cost.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

The Company enters into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. The Company enters into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at amortized cost. The replication practices are in accordance with SSAP No. 86 hedge accounting practices. The Company also enters into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps are designated as cash flow hedges in accordance with SSAP No. 86 hedge accounting practices, and are carried at amortized cost. The Company does not receive hedge accounting treatment for any other derivative transactions.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company enters into the following types of derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in replication relationships for sold credit protection and non-qualifying relationships for purchased credit protection.

Equity Contracts:

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values.

Options: The Company uses options to manage the equity and equity volatility risk of the economic liabilities associated with certain variable annuity minimum guaranteed benefits. The Company may pay or receive upfront premium to enter into these options. The Company utilized these options in non-qualifying hedging relationships.

Total return swaps: The Company uses total return swaps as a hedge against a decrease in variable annuity account values, which are invested in certain indices. Using total return swaps, the Company agrees with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Variance swaps: The Company uses variance swaps to manage equity volatility risk on the economic liabilities associated with certain minimum guaranteed living benefits. An increase in the equity volatility may result in a higher valuation of such liabilities and may also prospectively increase the cost of hedging equity risk with options. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on the changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

Foreign Exchange Contracts:

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in qualifying hedging relationships.

Currency forwards: The Company utilizes currency forward contracts to hedge currency exposure related to its invested assets. The Company utilizes these contracts in non-qualifying hedging relationships.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Interest Rate Contracts:

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities and to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company uses swaptions to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. The Company pays or receives a premium when it purchases the swaption. The Company utilizes these contracts in non-qualifying hedging relationships.

Total return swaps: The Company uses total return swaps to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Using total return swaps, the Company agrees with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Futures: The Company uses interest rate futures contracts to hedge interest rate risks associated with certain variable annuity minimum guaranteed benefits and CMO-B portfolio. Changes in the general level of interest rates can result in the potential for adverse changes in the portfolio and/or certain variable annuity minimum guaranteed benefits. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margins, with the exchange, on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

Interest rate caps and floors: The Company uses interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps are also used to hedge interest rate exposure if rates rise above a specified level. The Company uses interest rate floor contracts to hedge interest rate exposure if rates decrease below a specified level. The Company pays an upfront premium for these caps and floors. The Company utilizes these contracts in non-qualifying hedging relationships.

Contract Loans: Contract Loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 2.25% to 13.25% for 2019.

The Company waives deduction of deferred fractional premiums upon the death, the larger of the variable insurance amount or the amount of the death benefits as of the prior processing date plus the amount of any subsequent additional premium payments minus withdrawals. Surrender values are not promised in excess of the legally computed reserves.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Iowa Insurance Division, is $68.7 and $72.6 at December 31, 2019 and 2018, respectively. Reserves to cover the above insurance totaled the gross amount of $0.0 and $0.0 at December 31, 2019 and 2018, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset, not to exceed three years.

Participating Insurance: Participating business approximates less than 18% of the Company’s life insurance in force. For the year ended December 31, 2019, premiums on participating policies were $5.5, or less than 31% of premium income, as compared to $6.3, or less than 1% of premium income in 2018. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. In connection with the Acquisition described in Note 1, the participating business was reinsured with, ReliaStar Life Insurance Company (a subsidiary of Voya Financial). As a result, dividends expense of $5.4 was incurred in 2019, as compared to $(6.0) in 2018.

Benefit Plans: The Company provides a contributory retirement plan for substantially all employees. In addition, the Company historically provided noncontributory retirement plans for substantially all employees and certain agents. Pension costs were charged to operations as contributions were made to the plans.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2019	2018
	(In Thousands)
Net deferred tax asset	$—	$—
Healthcare and other amounts receivable	6,118	4,952
Other	1,311	505
Total nonadmitted assets	$7,429	$5,457

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2019. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2019.

Guaranteed Benefits: For variable annuity guarantees, Actuarial Guideline 43 – Variable Annuity Commissioners Annuity Reserve Valuation Method (“AG43") is followed. This guideline interprets how to apply the CARVM. The greater of the result under a single deterministic “Standard Scenario” and the average of the most severe 30% of randomly generated stochastic scenarios is held as the reserve. Both reinsurance and hedging are also reflected. Taxes are not incorporated. All assumptions for the Standard Scenario are prescribed. For the stochastic scenarios, equity market returns must meet a calibration test. All other assumptions are set by the actuary using prudent best-estimates.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts, excluding the Market Value Adjustment Separate Account ("MVA"), are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences between statutory accounting practices and U.S. GAAP. (See Note 2 for details related the Company's prescribed practices related to the MVA.)

2.	Permitted and Prescribed Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division. The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner of the Iowa Insurance Division ("Commissioner") has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted or prescribed, and obtain written approval of the practices from the Iowa Insurance Division.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

For the years ended December 31, 2019 and 2018, the Company had no such permitted accounting practices. For information on the permitted accounting practices of the Company's wholly-owned subsidiary, Rocky Range, Inc. ("Rocky Range"), see "Reinsurance" in the Notes to Financial Statements.

MVA Prescribed Practice
The Company, with the explicit permission of the Commissioner, carries the assets of the Market Value Adjustment Separate Account (“MVA”) at amortized cost instead of fair value as required by SSAP No. 56, Separate Accounts (“SSAP No. 56”). The impact to the Company’s capital and surplus as a result of this prescribed practice was a decrease of $8.0 as of December 31, 2019 and a decrease of $6.5 as of December 31, 2018. The Company’s net income was decreased by $1.5 for the year ended December 31, 2019 and net loss was increased by $12.0 for the year ended December 31, 2018 as a result of the prescribed practice. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

IAC 191-97 Prescribed Practice
Effective April 1, 2016, after receipt of non-objection from the Iowa Division of Insurance, the Company adopted Iowa Administrative Code 191-97 Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve (“IAC 191-97”). Under the prescribed practice, the derivative transactions used to hedge the growth in interest credited on fixed indexed annuities will be carried at amortized cost, with the corresponding reserve liability calculation updated to assume the market value of the options to be zero. Iowa Rule 191-97 supersedes SSAP No. 86. As of June 30, 2018, the Company is no longer operating under this prescribed practice.

The impact related to this change in accounting principle before reinsurance was $266.5 as of the year ended December 31, 2018. Net of reinsurance, there was no impact for the year ended December 31, 2018. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used any of these prescribed practices.

Quasi-Reorganization Permitted Practice
On May 8, 2013, the Company, with the permission of the Commissioner, restated the gross paid-in and contributed surplus and the unassigned funds components of surplus, as of December 31, 2012, similar to the restatement of surplus that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization under SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”). The restatement resulted in a decrease to gross paid-in and contributed surplus and an increase in unassigned surplus of $1,659.0. This permitted practice had no impact on net income, total capital and surplus or risk-based capital.

The Company’s risk-based capital would not have triggered a regulatory event had the Company not used any of these prescribed practices.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

3.	Investments

Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2019
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$463,800	$41,179	$576	$504,404
States, municipalities, and political subdivisions	397,654	31,113	352	428,415
Foreign other (par value - $4,732,775)	4,738,352	296,209	14,780	5,019,781
Foreign government (par value - $245,507)	250,722	25,922	187	276,456
Corporate securities	7,430,621	761,197	9,355	8,182,463
Residential mortgage backed securities	837,991	95,684	8,260	925,415
Commercial mortgage backed securities	1,262,803	82,460	1,054	1,344,209
Other asset backed securities	1,121,398	12,579	9,098	1,124,878
Total bonds	16,503,340	1,346,343	43,663	17,806,020
Preferred stocks	156,124	7,651	350	163,425
Common stocks	10,799	12	—	10,811
Total equity securities	166,922	7,663	350	174,236
Total	$16,670,262	$1,354,006	$44,013	$17,980,256

At December 31, 2018
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$745,255	$26,176	$6,306	$765,125
States, municipalities, and political subdivisions	399,164	9,035	3,249	404,950
Foreign other (par value - $4,244,172)	4,247,446	56,563	88,140	4,215,868
Foreign government (par value - $259,695)	264,889	3,143	5,858	262,174
Corporate securities	7,994,111	181,207	179,490	7,995,828
Residential mortgage backed securities	970,562	47,838	28,744	989,656
Commercial mortgage backed securities	1,256,163	5,024	20,486	1,240,701
Other asset backed securities	1,577,943	10,767	41,060	1,547,650
Total bonds	17,455,532	339,753	373,333	17,421,952
Preferred stocks	126,210	1,275	4,366	123,119
Common stocks	10,400	—	—	10,400
Total equity securities	136,610	1,275	4,366	133,519
Total	$17,592,142	$341,028	$377,699	$17,555,471

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2019	2018
	(In Thousands)
Cost or amortized cost	$16,503,340	$17,455,532
Adjustment for below investment grade bonds	(103)	(395)
Carrying value	$16,503,236	$17,455,137

The aggregate fair value of bonds with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
		(In Thousands)
At December 31, 2019
Fair value	$618,133	$294,675	$833,710	$1,746,518
Unrealized loss	7,341	9,632	26,690	43,663

At December 31, 2018
Fair value	$4,359,022	$3,957,524	$1,512,245	$9,828,791
Unrealized loss	116,440	154,818	102,075	373,333

The amortized cost and fair value of investments in bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(In	Thousands)
Maturity:
Due in 1 year or less	$693,679	$701,718
Due after 1 year through 5 years	2,488,252	2,585,874
Due after 5 years through 10 years	4,297,039	4,590,498
Due after 10 years	5,802,178	6,533,428
	13,281,148	14,411,518
Residential mortgage-backed securities	837,991	925,415
Commercial mortgage-backed securities	1,262,803	1,344,209
Other asset-backed securities	1,121,398	1,124,878
Total	$16,503,340	$17,806,020

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company does not have direct exposure through investments in subprime mortgage loans as of December 31, 2019 and 2018.

The following table summarizes the Company’s direct exposure through other investments as of December 31, 2019 and 2018, respectively:

	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)
December 31, 2019
Residential mortgage-backed securities	$56,181	$54,171	$58,128	$362
Structured securities	63,055	59,051	76,481	—
Total	$119,236	$113,221	$134,608	$362

December 31, 2018
Residential mortgage-backed securities	$31,954	$27,181	$31,802	$927
Structured securities	12,807	12,338	14,395	2
Total	$44,761	$39,519	$46,197	$929

The Company does not have underwriting exposure to subprime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2019 and 2018.

The following table shows prepayment penalty and acceleration fees at December 31, 2019 and 2018:

	General Account	Separate Account
December 31, 2019
	(In Thousands)
Number of CUSIPs	44	3
Aggregate Amount of Investment Income	$7,299	$42

December 31, 2018
Number of CUSIPs	58	11
Aggregate Amount of Investment Income	$6,197	$82

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends. The Company's mortgage loans on real estate are all commercial mortgage loans, held for investment.

The maximum and minimum lending rates for mortgage loans initiated during 2019 were 10.6% and 3.9%.

Taxes, assessments and any amounts advanced and not included in the mortgage loan total were $0.0 as of December 31, 2019 and 2018.

During 2019, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 92.1% on commercial properties.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table shows an age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2019 and 2018:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
	(In Thousands)
December 31, 2019
Recorded investment (all)
Current	$—	$—	$—	$—	$3,543,220	$—	$3,543,220
60-89 Days Past Due	—	—	—	—	2,688	—	2,688
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$2,719,197	$—	$2,719,197
December 31, 2018
Recorded investment (all)
Current	$—	$—	$—	$—	$3,813,634	$—	$3,813,634
60-89 Days Past Due	—	—	—	—	4,382	—	4,382
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	$—	$—	$—	$—	$2,906,786	$—	$2,906,786

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company had the following investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2019 and 2018:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
a. 2019
1. With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
2. No Allowance for Credit Losses	—	—	—	—	2,688	—	2,688
3. Total (1+2)	—	—	—	—	2,688	—	2,688
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

b. 2018
1. With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
2. No Allowance for Credit Losses	—	—	—	—	—	—	—
3. Total (1+2)	—	—	—	—	—	—	—
4. Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	—	—	—	—	—	—	—

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
December 31, 2019
Average recorded investment	$—	$—	$—	$—	$2,688	$—	$2,688
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

December 31, 2018
Average recorded investment	$—	$—	$—	$—	$—	$—	$—
Interest income recognized	—	—	—	—	—	—	—
Recorded Investments on nonaccrual status	—	—	—	—	—	—	—
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—	—	—

The Company recognizes interest income on its impaired loans upon receipt.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company has no allowances for credit losses as of December 31, 2019 and 2018.

The Company has the following mortgage loans derecognized as a result of foreclosure as of December 31, 2019 and 2018.

	2019	2018
(In Thousands)
a. Aggregate amount of mortgage loans derecognized	644	—
b. Real estate collateral recognized	—	—
c. Other collateral recognized	644	—
d. Receivables recognized from a government guarantee of the
foreclosed mortgage loan	—	—

Real Estate

The Company has no real estate transactions as of December 31, 2019. As of December 31, 2018 and in connection with the Acquisition described in Note 1, the Company sold ownership of certain real estate property used as Voya Financial, Inc.’s Atlanta campus to ReliaStar Life Insurance Company, a Minnesota insurer and then affiliate of the Company. The Company received $39.7 in consideration and recognized a gain of $12.0 on the disposal in accordance with SSAP No. 40R, Real Estate Investments.

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2019	2018
	(In Thousands)
Realized capital (losses) gains	$674,394	$4,058
Amount transferred to IMR (net of related taxes of $19,780 in 2019, $15,820 in 2018)
	(74,412)	(59,512)
Federal income tax benefit (expense)	(10,637)	88,734
Net realized capital (losses) gains	$589,345	$33,280

Realized capital losses include losses of $3.1 and $36.9 related to securities that have experienced other-than-temporary declines in value during 2019 and 2018, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $4.5 billion and $11.3 billion in 2019 and 2018, respectively. Gross gains of $111.5 and $265.1 and gross losses of $17.4 and $178.8 during 2019 and 2018, respectively, were realized on those sales. A portion of the gains and losses realized in 2019 and 2018 has been deferred to future periods in the IMR. In addition, gross gains of $583.6 and gross losses of $100.8 during 2019 and 2018, respectively, were due to the impact of derivatives.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table discloses, in aggregate, the other-than-temporary impairments ("OTTI") recognized by the Company in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery as of December 31, 2019:

	Amortized Cost Basis Before Other- than-Temporary	Other-than-Temporary Impairment Recognized in Loss		Fair Value
	Impairment		Non-
		Interest	interest
	(In Thousands)
OTTI recognized as of December 31, 2019
a. Intent to sell Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost	—	—	—	—
b. basis	$1,620	$268	$—	$1,352
c. Total	1,620	268	—	1,352

The following table discloses, in aggregate, the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R due to intent to sell or inability or lack of intent to hold to recovery as of December 31, 2018:

	Amortized Cost Basis Before Other-than-	Other-than-Temporary Impairment Recognized in Loss
	Temporary Impairment	Interest	Non-interest	Fair Value
	(In Thousands)
OTTI recognized as of December 31, 2018
a. Intent to sell	128,726	25,192	—	103,534
b. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$—	$—	$—	$—
c. Total	128,726	25,192	—	103,534

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, as of December 31, 2019:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than- Temporary Impairment	Fair Value at Time of OTTI
			(In Thousands)
2254582C1	$495	$368	$127	$368	$358
362341WZ8	376	376	1	376	376
94984MAA2	541	540	1	540	540
225458PN2	280	277	3	277	277
05949AH52	479	475	4	475	475
92922FTJ7	135	131	4	131	131
41161PLD3	102	98	5	98	98
93935YAA8	332	326	6	326	326
576438AA3	420	409	11	409	409
93934FBU5	69	58	12	58	58
362341LL1	326	306	21	306	306
76110H2X6	239	218	21	218	218
94983JAC6	893	866	27	866	866
05946XZD8	1,095	1,027	67	1,027	1,027
93363XAD5	3,139	3,025	114	3,025	3,025
05949CMU7	3,333	3,200	133	3,200	3,200
2254582C1	368	349	19	349	349
			$576

The total amount of OTTI's recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $0.6 and $1.2 in 2019 and 2018, respectively.

The following table shows for the years ended December 31, 2019 and 2018, all impaired securities in the aggregate for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized
OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2019
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$12,522	$721,196
Greater than 12 months	15,708	512,449
Total	$28,230	$1,233,645

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

	December 31, 2018
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$54,558	$1,741,128
Greater than 12 months	35,732	594,239
Total	$90,290	$2,335,367

Impairments on joint venture, partnerships and limited liability company holdings are taken when it is determined that these values are not recoverable. The fair value of these investments is based upon the Company’s overall proportional ownership interest in the underlying partnership. The investment and the amount of the impairments for the years ended December 31, 2019 and 2018 are as follows:

	Year ended December 31
Description	2019	2018
	(In Thousands)
Energy Capital Partners, LP PRVT	—	686
Total	$—	$686

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2019	2018
	(In Thousands)
Income:
Bonds	$795,239	$839,523
Mortgage loans	181,959	169,142
Equity securities	5,645	7,256
Subsidiary	93,320	32,407
Contract loans	504	1,287
Derivatives	4,349	314,725
Real estate	—	1,847
Other	52,328	29,301
Total investment income	1,133,344	1,395,488
Investment expenses	(54,988)	(66,307)
Net investment income	$1,078,355	$1,329,181

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entered into advances) with the FHLB as part of the Company's liquidity strategy. The Company has determined the estimated maximum borrowing capacity as $16.1 billion at December 31, 2019. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts total assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held by the Company is as follows:

	2019			2018
	General Account	Separate Account	Total	General Account	Separate Account	Total
			(In Thousands)
Membership stock - Class A	$—	$—	$—	$—	$—	$—
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	400	—	400	400	—	400
Excess stock	—	—	—	—	—	—
Aggregate total	$10,400	$—	$10,400	$10,400	$—	$10,400

The actual collateral as determined by the Company is $533.2 and $165.7 at December 31, 2019 and 2018, respectively.

All FHLB membership stock is not eligible for redemption.

The amount of collateral pledged to FHLB at the end of the reporting period, and the maximum amount that was pledged to FHLB during the reporting period is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
			(In Thousands)
As of December 31, 2019
General account	$640,699	$589,835	$10,000	$640,699	$589,835	$10,000
Separate account	—	—	—	—	—	—
Total	$640,699	$589,835	$10,000	$640,699	$589,835	$10,000

As of December 31, 2018
General account	$181,715	$183,817	$10,000	$687,061	$677,710	$600,000
Separate account	—	—	—	—	—	—
Total	$181,715	$183,817	$10,000	$687,061	$677,710	$600,000
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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The amount borrowed from the FHLB at the end of the reporting period is as follows:

	General Account	Separate Account	Total	Funding Agreement Reserves Established
		(In Thousands)
As of December 31, 2019
Debt	$10,000	$—	$10,000	XXX
Funding agreements	—	—	—	—
Other	—	—	—	XXX
Aggregate total	$10,000	$—	$10,000	$—

As of December 31, 2018
Debt	$10,000	$—	$10,000	XXX
Funding agreements	—	—	—	$—
Other	—	—	—	XXX
Aggregate total	$10,000	$—	$10,000	$—

The maximum amount the general account borrowed from FHLB during the years ended December 31, 2019 and 2018 was $60.0 and $600.0, respectively.

The effective rate at which interest accrued on the amount borrowed from the FHLB ranged between 1.8% and 2.7% for the year ended December 31, 2019, and between 2.2% and 2.7% for the year ended December 31, 2018. The Company paid $0.4 and $0.1 in interest for the years ended December 31, 2019 and 2018, respectively.

The Company's current FHLB borrowings may be subject to prepayment penalties.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2019:

Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account					Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Supporting General Account Activity**	Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted
(In Thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	—%	—%
Collateral held under security lending agreements	—	—	—	—	—	—		—	—%	—%
Subject to repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—%	—%
Placed under option contracts	—	—	—	—	—	—	—	—	—%	—%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—	—	—	—	—%	—%
FHLB capital stock	10,400	—	—	10,400	10,400	—	—	10,400	0.02%	0.02%
On deposit with states	11,234	—	—	11,234	11,132	102	—	11,234	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	—%	—%
Pledged as collateral to FHLB (including assets backing funding agreements)	589,835	—	—	589,835	183,817	406,018	—	589,835	1.17%	1.17%
Derivative Pledged Collateral	260,419	—	—	260,419	253,502	6,917		260,419	0.52%	0.52%
Other restricted assets		—	—	—	—	—	—	—	—%	—%
Total restricted assets	$871,888	$—	$—	$871,888	$458,851	$413,037	$—	$871,888	1.73%	1.73%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table shows assets pledged as collateral or restricted at December 31, 2018:

	Gross (Admitted & Nonadmitted) Restricted
	General Account
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Total Assets	Total From Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
			(In Thousands)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	—%	—%
Collateral held under security lending agreements	—	—	—	375,366	(375,366)	—	—	—%	—%
Subject to repurchase agreements	—	—	—	—	—	—	—	—%	—%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—%	—%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—%	—%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—%	—%
Placed under option contracts	—	—	—	—	—	—	—	—%	—%
Letter stock or securities restricted as to sale - excluding
FHLB capital stock	—	—	—	—	—	—	—	—%	—%
FHLB capital stock	10,400	—	10,400	34,000	(23,600)		10,400	0.02%	0.02%
On deposit with states	11,132	—	11,132	11,024	108	—	11,132	0.02%	0.02%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—%	—%
Pledged as collateral to FHLB (including assets backing funding agreements)	183,817	—	183,817	663,978	(480,161)		183,817	0.36%	0.36%
Derivative Pledged Collateral	253,502	—	253,502	439,897	(186,395)	—	253,502	0.50%	0.50%
Other restricted assets	—	—	—	—	—	—	—	—%	—%
Total restricted assets	458,851	$—	$458,851	$1,524,265	$(1,065,414)	$—	$458,851	0.90%	0.90%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2018.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table shows collateral received and reflected as assets at December 31, 2019:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
a. Cash, Cash Equivalents and Short-Term
Investments	$487,459	$487,459	1.97%	1.97%
Total collateral Assets	$487,459	$487,459	1.97%	1.97%

*BACV divided by total assets excluding Separate Accounts

**BACV divided by total admitted assets excluding Separate Accounts

	Amount	% of Liability to Total Liabilities*
(In Thousands)

k. Recognized Obligation to return Collateral Asset	$—	—%

*BACV divided by total liabilities excluding Separate Account

The following table shows collateral received and reflected as assets at December 31, 2018:

Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)*	% of BACV to Total Admitted Assets**
	(In Thousands)
Cash and Short-Term Investments	$798,413	$798,413	3.01%	3.01%
Reinvested collateral assets owned	—	—	—%	—%
Total collateral assets	$798,413	$798,413	3.01%	3.01%

*BACV divided by total assets excluding Separate Accounts **BACV divided by total admitted assets excluding Separate Accounts

	Amount	% of Liability to Total Liabilities*
	(In Thousands)
Recognized obligation to return collateral asset	$798,413	3.29%

*BACV divided by total liabilities excluding Separate Account

4.	Derivative Financial Instruments Held for Purposes Other than Trading

The Company enters into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. The Company enters into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at amortized cost. The replication practices are in accordance with SSAP No. 86 hedge accounting practices. The Company also enters into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps are designated as cash flow hedges in accordance with SSAP No. 86 hedge accounting practices, and are carried at amortized cost. The Company does not receive hedge accounting treatment for any other derivative transactions.

The Company enters into the following type of derivatives: Credit Contracts, Equity Contracts, Foreign Exchange Contracts and Interest Rate Contracts. The Company's use and hedging strategy of derivatives is detailed in Note 1. Upfront fees paid or received on derivative contracts are included on the balance sheet as an asset or liability and are amortized to investment income over the remaining term of the contracts.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statements of operations or deferred into IMR and amortized into investment income.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over-The-Counter ("OTC") Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported on the balance sheet.

The table below summarizes the Company's types and amounts of collateral held, pledged and delivered related to OTC derivative contracts and cleared derivative contracts:

	As of December 31, 2019	As of December 31, 2018
Collateral Type:	(In Thousands)
Cash
Held- Cleared Contracts	$—	$—
Held/Pledged- OTC Contracts	474,926	807,736
Held/Pledged-Cleared Contracts	12,533	9,323

Securities
Held	$1,532	$139,690
Delivered	260,419	253,502

The Company is required to post collateral for any futures contracts that are entered into. The amount of collateral required is determined by the exchange. The Company currently posts cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The Company sells credit default swap protection, in conjunction with other investments, to replicate the income characteristics of otherwise permitted investments. The standard contract is five or seven years. In the event of default of the reference entity, the Company would be required to pay the notional amount of the contract. At December 31, 2019 and 2018, the total amount would be $25.0 and $25.0, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts on the balance sheet at December 31, 2019 and 2018:

	Notional Amount	Carrying Value	Fair Value
	(In Thousands)
December 31, 2019
Derivative contracts:
Credit contracts	$25,000	$116	$764
Equity contracts	40,620,504	(673,566)	(673,566)
Foreign exchange contracts	54,064	825	825
Interest rate contracts	1,168,500	(82)	(10,506)
Total derivatives	$41,868,068	$(672,708)	$(682,483)

December 31, 2018
Derivative contracts:
Credit contracts	$25,000	$135	$(205)
Equity contracts	27,945,616	767,347	758,645
Foreign exchange contracts	42,832	679	1,033
Interest rate contracts	26,142,500	136,613	136,486
Separate account liability:
Foreign exchange contracts	—	—	—
Total derivatives	$54,155,948	$904,774	$895,959

The net gain or (loss) recognized in unrealized gains or (losses) during the reporting period resulting from derivative instruments that no longer qualify for hedge accounting was $0 for both the years ended December 31, 2019 and 2018.

The Company does not have any derivative contracts with financing premiums.

5.	Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $800.9 and $809.2 and an aggregate fair value of $848.3 and $801.6 at December 31, 2019 and 2018, respectively. Those holdings amounted to 4.8% and 4.6% of the Company’s investments in bonds and 3.2% and 3.1% of total admitted assets excluding separate accounts, at December 31, 2019 and 2018, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $14.1 and $143.5 with an aggregate fair value of $14.1 and $150.2 at December 31, 2019 and 2018, respectively. The carrying value of these holdings amounted to 0.1% and 0.8% of the Company’s investment in bonds and 0.1% and 0.5% of the Company’s total admitted assets excluding separate accounts, at December 31, 2019 and 2018, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	As of December 31, 2019		As of December 31, 2018
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$852,122	24.0%	$587,916	15.4%
50% - 60%	1,171,590	33.0%	942,270	24.7%
60% - 70%	1,349,153	38.0%	1,985,428	52.0%
70% - 80%	164,634	4.6%	292,251	7.6%
80% - 90%	8,409	0.2%	10,151	0.3%
Total	$3,545,908	100%	$3,818,016	100.0%

Debt Service Coverage Ratio
Greater than 1.5x	$2,638,691	74.4%	$2,968,991	77.8%
1.25x to 1.5x	652,180	18.4%	512,048	13.4%
1.0x to 1.25x	222,250	6.3%	265,797	7.0%
Less than 1.0x	31,820	0.9%	53,101	1.4%
Not Applicable*	967	—%	18,079	0.4%
Total	$3,545,908	100%	$3,818,016	100.0%

*Commercial mortgage loans secured by land or construction loans

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

The following table shows the Company's mortgage loan portfolio diversification by property type:

	As of December 31, 2019		As of December 31, 2018
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Apartments	$803,479	22.6%	$855,833	22.4%
Hotel/Motel	115,313	3.3%	146,416	3.8%
Industrial	590,246	16.6%	927,292	24.3%
Mixed Use	20,382	0.6%	22,096	0.6%
Office	667,659	18.8%	683,578	17.9%
Other	424,259	12.0%	163,286	4.3%
Retail	924,571	26.1%	1,019,515	26.7%
Total	$3,545,908	100.0%	$3,818,016	100.0%

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's mortgage loan portfolio diversification by region:

	As of December 31, 2019		As of December 31, 2018
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$790,571	22.3%	$760,114	19.9%
South Atlantic	798,134	22.5%	925,213	24.2%
West South Central	273,609	7.7%	387,845	10.2%
East North Central	416,626	11.7%	493,351	12.9%
Middle Atlantic	523,359	14.8%	483,436	12.7%
Mountain	565,047	15.9%	550,635	14.4%
West North Central	89,100	2.5%	115,831	3.0%
New England	54,761	1.5%	54,762	1.4%
East South Central	34,701	1.0%	46,829	1.3%
Total	$3,545,908	100.0%	$3,818,016	100.0%

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:

Year of Origination	As of December 31, 2019	As of December 31, 2018
	(In Thousands)
2019	$159,970	$—
2018	476,190	525,455
2017	561,657	606,099
2016	663,126	778,499
2015	537,034	625,676
2014	422,569	446,643
2013	392,526	475,956
2012 and prior	332,836	359,688
Total	$3,545,908	$3,818,016

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

6.	Reserves

At December 31, 2019 and 2018, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

A. INDIVIDUAL ANNUITIES

	General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed		Total	% of Total
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$7,721,039	$140,340	$	— $	7,861,379	29.3%
b. At book value less current surrender charge of 5% or more	1,963,741	—		—	1,963,741	7.3%
c. At fair value	—	—		9,816,303	9,816,303	36.6%
d. Total with market value adjustment or at fair value (total of a through c)	9,684,780	140,340		9,816,303	19,641,423	73.2%
e. At book value without adjustment (minimal or no charge or adjustment)	3,903,387	37,509		—	3,940,895	14.7%
(2) Not subject to discretionary withdrawal	3,257,694	—		—	3,257,694	12.1%
(3) Total (gross: direct + assumed)	16,845,861	177,848		9,816,303	26,840,013	100.0%
(4). Reinsurance ceded	2,905,858	—		—	2,905,858
(5) Total (net) (3) - (4)	13,940,003	177,848		9,816,303	23,934,154
(6) Amount included in A(1) above that will move to A(1) in the year after the statement date:	449,186				449,186

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

B. GROUP ANNUITIES

		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed		Total	% of Total
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$198,636	$241,875	$	— $	440,512	2.8%
	b. At book value less current surrender charge of 5% or more	1	—		—	1	—%
	c. At fair value	—	—		15,115,630	15,115,630	96.3%
	d. Total with market value adjustment or at fair value (total of a through c)	198,638	241,875		15,115,630	15,556,143	99.1%
	e. At book value without adjustment (minimal or no charge or adjustment)	104,135	29,732		—	133,867	0.9%
(2)	Not subject to discretionary withdrawal	—	—		—	—	—%
(3)	Total (gross: direct + assumed)	302,772	271,608		15,115,630	15,690,009	100.0%
(4).	Reinsurance ceded	99,874	—		—	99,874
(5)	Total (net) (3) - (4)	202,898	271,608		15,115,630	15,590,135
(6)	Amount included in A(1) above that will move to A(1) in the year after the statement date:	1	—		—	1
*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total

(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$—	$—	$—	$—	—%
	b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c. At fair value	—	—	—	—	—%
	d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—%
	e. At book value without adjustment (minimal or no charge or adjustment)	60,357	—	—	60,357	2.1%
(2)	Not subject to discretionary withdrawal	2,861,031	—	—	2,861,031	97.9%
(3)	Total (gross: direct + assumed)	2,921,388	—	—	2,921,388	100.0%
(4)	Reinsurance ceded	168,689	—	—	168,689
(5)	Total (net) (3) - (4)	2,752,699	—	—	2,752,699
(6)	Amount included in A(1) above that will move to A(1) in the year after the statement date:	—	—	—	—

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

D.
Life & Accident & Health Annual Statement:		Amount
(1)	Exhibit 5, Annuities Section, Total (net)	11,282,652
(2)	Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	2,860,249
(3)	Exhibit 7, Deposit - Type Contracts, line 14, column 1	2,752,699
(4)	Subtotal	16,895,600

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Analysis of Life Actuarial Reserves by Withdrawal Characteristics

			General Account			Separate Account-Guaranteed & Nonguaranteed
			Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A.	Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:

	1	Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
	2	Universal Life	238,544	238,544	311,735	—	—	—
	3	Universal Life with Secondary Guarantees	—	—	—	—	—	—
	4	Indexed Universal Life	—	—	—	—	—	—
	5	Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
	6	Indexed Life	—	—	—	—	—	—
	7	Other Permanent Cash Value Life Insurance	69,849	351,590	410,155	—	—	—
	8	Variable Life	—	—	—	—	—	—
	9	Variable Universal Life	—	—	—	35,850	35,782	35,782
	10	Miscellaneous Reserves	—	—	—	—	—	—

B.	Not Subject to Discretionary Withdrawal or No Cash Value:

	1	Term Policies without Cash Value	XXX	XXX	1,651	XXX	XXX	—
	2	Accidental Death Benefits	XXX	XXX	188	XXX	XXX	—
	3	Disability - Active Lives	XXX	XXX	1,025	XXX	XXX	—
	4	Disability - Disabled Lives	XXX	XXX	1,268	XXX	XXX	—
	5	Miscellaneous Reserves	XXX	XXX	5,592	XXX	XXX	—

C.	Total (Gross: Direct & Assumed)		308,393	590,134	731,615	35,850	35,782	35,782

D.	Reinsurance Ceded		308,393	590,134	731,615	—	—	—

E.	Total (Net) C-D		$—	$—	$—	$35,850	$35,782	$35,782

F.
Life & Accident & Health Annual Statement:	Amount
(1) Exhibit 5, Life Insurance Section, Total (net)	—
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	—
(3) Exhibit 5, Disability - Active Lives Section, Total (net)	—
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	—
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	—
(6) Subtotal	—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 and 2018 are as follows:

Type	Gross	Net of Loading
	(In Thousands)
December 31, 2019
Ordinary renewal	$(39,408)	$(39,408)
Group Life	417	417
Group Annuity	(97)	(97)
Totals	$(39,089)	$(39,089)

December 31, 2018
Ordinary renewal	(40,535)	(40,535)
Group Life	(8)	(8)
Group Annuity	(201)	(201)
Totals	$(40,744)	$(40,744)

7.	Employee Benefit Plans

Effective June 1, 2018, VSC created and sponsors the Venerable 401 (k) Savings Plan (the “Venerable Savings Plan”). The Venerable Savings Plan is a tax qualified defined contribution plan. Substantially all employees of VSC are eligible to participate, and are automatically enrolled in the Venerable Savings Plan with a minimum deferral of 3% of eligible compensation (unless participation is affirmatively declined). VSC will also match employee pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule. All contributions made to the Savings Plan were subject to certain limits imposed by applicable law. Venerable Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation ("PBGC"). The Venerable Savings Plan may also allocate amongst eligible participants, a profit sharing contribution of up to a maximum 4% of eligible compensation. Amounts allocated to the Company for the Venerable Savings Plan were $4.0 for the year ended December 31, 2019 and $0.9 for the seven months ended December 31, 2018.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

8.	Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non- Guaranteed Separate Accounts	Total
December 31, 2019	(In Thousands)
Premium, consideration or deposits for the year	$—	$139	$63,467	$63,606
Reserves for separate accounts with assets at:
Fair value	$—	$—	$24,967,714	$24,967,714
Amortized cost*	—	449,456	—	449,456
Total separate account reserves	$—	$449,456	$24,967,714	$25,417,170
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$449,456	$—	$449,456
At fair value	—	—	24,967,714	24,967,714
Subtotal	—	449,456	24,967,714	25,417,170
Total separate account aggregate reserves	$—	$449,456	$24,967,714	$25,417,170

	Indexed	Non-Indexed Guarantee Less than/ equal to 4%	Non- Guaranteed Separate Accounts	Total
December 31, 2018	(In Thousands)

Premium, consideration or deposits for the year	$—	$457	$59,215	$59,672
Reserves for separate accounts with assets at:
Fair value	$—	$—	$23,738,071	$23,738,071
Amortized cost*	—	490,614	—	490,614
Total separate account reserves	$—	$490,614	$23,738,071	$24,228,685
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$490,614	$—	$490,614
At fair value	—	—	23,738,071	23,738,071
Subtotal	—	490,614	23,738,071	24,228,685
Total separate account aggregate reserves	$—	$490,614	$23,738,071	$24,228,685

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2019 and 2018, the Company reported assets and liabilities from the following product lines in a separate account: Individual Annuity, Group Annuity, Individual Life and Group Life.

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2019 and 2018:

Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets*
	(In Thousands)
December 31, 2019
Individual Annuity	$9,829,791	$188,960
Group Annuity	15,136,400	288,577
Individual Life	10,466	—
Group Life	25,365	—
Total	$25,002,022	$477,538

December 31, 2018
Individual Annuity	$9,358,972	$207,422
Group Annuity	14,388,032	317,548
Individual Life	8,962	—
Group Life	21,484	—
Total	$23,777,450	$524,970

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

Separate account assets for products registered with the U.S. Securities and Exchange Commission ("SEC") totaled $25.5 billion and $24.3 billion as of the years ended December 31, 2019 and 2018, respectively. The Company did not have any separate account assets from products excluded from registration as of December 31, 2019 and 2018.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2019	$189,437
2018	199,389
2017	226,722
2016	252,482
2015	265,776

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2019	$31,335
2018	12,084
2017	13,753
2016	40,783
2015	40,498

The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2019	2018
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$63,656	$59,611
Transfers from separate accounts	(3,357,100)	(3,176,719)
Transfers as reported in the Statements of Operations	$(3,293,444)	$(3,117,108)

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2019 and 2018, was $25.0 billion and $23.8 billion, respectively.

The Company has products classified within the separate account for which the investment directive is not determined by the contract holder. If these investments had been included in the general account, the Company would not have exceeded the investment limitations imposed on the general account.

The Company has separate account assets for which less than 100% of investment proceeds, net of contract fees and assessments, are attributed to the contract holder. The reinvestment of these investment proceeds within the separate account would not have resulted in a combined investment portfolio that exceeds the state investment limitations imposed on the general account.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

9.	Federal Income Taxes

The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that the Company pays its subsidiary for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

The following is a list of affiliated companies that participate in the filing of the Company's consolidated federal income tax return:

Venerable Insurance and Annuity Company Rocky Range, Inc.

Under the intercompany tax sharing agreement, the Company recorded a receivable of $85.3 at December 31, 2019 from its subsidiary Rocky Range, Inc., for its portion of the consolidated federal income taxes.

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2019	2018
	(In Thousands)
Federal tax expense (benefit) on operations	$(10,637)	$56,210
Federal tax expense (benefit) on capital gain/losses	10,637	(88,734)
Total current tax expense (benefit) incurred	$—	$(32,524)

The components of deferred tax asset and deferred tax liability that make up a Net Deferred Tax Asset (DTA) at December 31, 2019 and 2018 are as follows:

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
				(In Thousands)
Gross DTAs	$534,156	$7,915	$542,071	$448,889	$14,190	$463,079	$85,267	$(6,274)	$78,992
Statutory Valuation AllowanceAdjustments	389,302	162	389,463	301,327	4,329	305,656	87,975	(4,167)	83,807
Adjusted gross DTAs	144,854	7,754	152,608	147,562	9,861	157,423	(2,708)	(2,107)	(4,815)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—
Admitted Adjusted Gross DTAs	144,854	7,754	152,608	147,562	9,861	157,423	(2,708)	(2,107)	(4,815)
Gross Deferred tax liabilities	144,854	7,754	152,608	147,562	9,861	157,423	(2,708)	(2,107)	(4,815)
Net Admitted Adjusted GrossDTAs	$—	$—	$—	$—	$—	$—	$—	$—	$—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2019 and December 31, 2018 are as follows:

		December 31, 2019			December 31, 2018			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the	—	—	—	—	—	—	—	—	—
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	366,163	XXX	XXX	337,755	XXX	XXX	28,408
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	144,854	7,754	152,608	147,562	9,861	157,423	(2,708)	(2,107)	(4,815)
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$144,854	$7,754	$152,608	$147,562	$9,861	$157,423	$(2,708)	$(2,107)	$(4,815)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:

	2019	2018
	(Amounts	in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,277.6%	1,274.7%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,779,416	$2,487,098

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	December 31, 2019		December 31, 2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$144,854	$7,754	$147,562	$9,861	$(2,708)	$(2,107)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$144,854	$7,754	$147,562	$9,861	$(2,708)	$(2,107)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company’s tax planning strategies do not include the use of reinsurance.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as follows:

	12/31/2019	12/31/2018	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Policyholder reserves	$100,364	$144,431	$(44,067)
Investments	193,136	270,496	(77,360)
Compensation and benefits accrual	1,396	398	998
Receivables - nonadmitted	1,560	1,146	414
Net operating loss	235,988	32,407	203,581
Other (including items <5% of total ordinary tax assets)	1,712	11	1,701
Subtotal	534,156	448,889	85,267
Statutory valuation allowance adjustment	389,302	301,327	87,975
Admitted ordinary deferred tax assets	$144,854	$147,562	$(2,708)
Capital:
Investments	$7,915	$14,190	$(6,275)
Subtotal	7,915	14,190	(6,275)
Statutory valuation allowance adjustment	162	4,329	(4,167)
Admitted capital deferred tax assets	$7,754	$9,861	$(2,107)
Admitted deferred tax assets	$152,608	$157,423	$(4,815)
Deferred Tax Liabilities
Ordinary:
Investments	$59,258	$42,228	$17,030
Policyholder reserves	85,470	105,334	(19,864)
Other (including items <5% of total ordinary tax liabilities)	126	—	126
Subtotal	144,854	147,562	(2,708)
Capital:
Investments	$7,754	$9,861	$(2,107)
Other (including items <5% of total capital tax liabilities)	—
Subtotal	7,754	9,861	(2,107)
Total deferred tax liabilities	$152,608	$157,423	$(4,815)

Net deferred tax assets/liabilities	$—	$—	$—

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. We have determined that it is more likely than not, the portion of gross deferred tax assets subject to reversal from future taxable income exclusive of the reversing of temporary differences, will not be realized as of December 31, 2019. As of December 31, 2019 and 2018, the Company had valuation allowances of $389.5 and $305.7, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follow:

		Year Ended December 31
		2019		2018
		Amount	Effective Tax Rate	Amount	Effective Tax Rate
			(Amounts In Thousands)
Ordinary income (loss)		$(500,173)		$(130,381)
Capital gain (loss)		599,983		(55,454)
Total pretax income (loss)		99,810		(185,835)

Expected tax expense (benefit) at 21% statutory rate		20,960	21.0%	(39,025)	21.0%
Increase (decrease) in actual tax reported resulting from:
a.	Dividends received deduction	(16,059)	(16.1)%	(29,766)	16.0%
b.	Interest maintenance reserve	11,975	12.0%	(2,398)	1.3%
c.	Reinsurance	(7,250)	(7.3)%	156,997	(84.5)%
d.	Reattribution of hedge losses	—	—%	304,839	(164.0)%
e.	Change in valuation allowance	83,808	84.0%	305,656	(164.5)%
f.	Prior year tax	(75,043)	(75.2)%	82	—%
g.	Intercompany dividend	(19,597)	(19.6)%	—	—%
h.	Other	(1)	—%	230	(0.1)%

Total income tax reported		$(1,208)	(1.2)%	$696,615	(374.9)%

Current income taxes incurred		$—	—%	$(32,524)	17.5%
Change in deferred income tax*		(1,208)	(1.2)%	729,139	(392.4)%
Total income tax reported		$(1,208)	(1.2)%	$696,615	(374.9)%

* Excluding tax on unrealized gains (losses) and other surplus items

For tax years after May 31, 2018, the Company is not under examination by any taxing authorities.

As of December 31, 2019, the Company's net operating loss carry forwards originated and expire as follows:

	Year of Origination	Year of Expiration	Amount
	(In Thousands)
Net Operating Loss	2018	N/A	$485,222
Net Operating Loss	2019	N/A	$638,533

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2019 and 2018.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company has no unrecorded tax liability as of December 31, 2019 and December 31, 2018.

The Company does not have any transferable or non-transferable tax credits and does not have any nonadmitted state tax credits at December 31, 2019 or 2018.

A reconciliation of the change in the tax contingencies is as follows:

	2019	2018
	(In Thousands)
Balance at beginning of year	$—	$1,900
Reduction for tax positions related to prior year	—	(1,900)
Balance at end of year	$—	$—

The Company had $0.0 and $0.0 of tax contingencies as of December 31, 2019 and 2018, respectively, that would affect the Company’s effective tax rate if recognized.

The Company recognizes accrued interest and penalties related to tax contingencies in federal income taxes and federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest as of December 31, 2019 and 2018.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

10. Investment in Subsidiaries

The Company has one wholly-owned subsidiary as of December 31, 2019, Rocky Range, an Arizona pure captive insurance company.

On June 1, 2018, Rocky Range received a pre-tax capital contribution in the amount of $400.2 from the Company.

Pursuant to SSAP No. 97, Investments in Subsidiary Controlled and Affiliated entities, the Company reports its investment in Rocky Range based on the subsidiary's statutory surplus. The carrying value on the Company's financial statements as of December 31, 2019 and 2018 are as follows:

	December 31
	2019	2018
	(In Thousands)	(In Thousands)
Common Stock (cost - $400,250 in 2019 and 2018)	$1,377,891	$1,163,524

Summarized financial information of the Company's subsidiary for the years ended December 31, 2019 and 2018 are as follows:

	December 31
	2019	2018
	(In Thousands)
Revenues	$1,003,564	$605,072
Income (Loss) before net realized gains and losses	2,185,609	(654,065)
Net (loss) income	2,187,189	(654,824)
Admitted assets	3,408,245	4,340,456
Liabilities	2,027,393	3,176,932

On December 3, 2019, the Company received a dividend in the amount of $25.0 from Rocky Range.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

11. Reinsurance

The Company utilizes reinsurance transactions to reduce its exposure to large losses. The Company bases its selection of a reinsurer on the financial strength of the reinsurer. Reinsurance treaties can be either in the form of ceding or assuming and are structured as monthly or yearly renewable term, coinsurance, modified coinsurance, funds withheld or a combination thereof. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company’s primary liability as the direct insurer of the risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2019	2018
	(In Thousands)
Premiums	$80,326	$18,780,082
Benefits paid or provided	2,509,046	1,519,587
Policy and contract liabilities at year end	6,077,739	7,531,567

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

Assumed premiums amounted to $0.0 and $(107.0) for years ended December 31, 2019 and 2018, respectively.

Reinsurance Transactions

The Company reinsures its previously issued, closed block variable annuity contracts to affiliated reinsurers.

Effective May 31, 2018, and in accordance with the Acquisition described in Note 1, the Company recaptured its variable annuity guaranteed living benefit business previously reinsured to Roaring River II, Inc. ("RRII") Effective June 1, 2018, the Company entered into a reinsurance agreement with Rocky Range an Arizona pure captive insurance company which is a wholly-owned subsidiary of the Company. Under this agreement the Company cedes, on a funds withheld coinsurance and modified coinsurance basis, its variable annuity business to Rocky Range, which completes its financial statements on a modified U.S. GAAP basis.

The agreement has the economic impact of ceding 100% of the closed block variable annuity contracts previously issued by the Company, which includes contracts with multiple rider guarantees, including minimum accumulation, income, death, and withdrawal benefits policies. Also, as a result of the reinsurance agreement Rocky Range can use letters of credit, which would not be admitted assets to the Company, to back some or all of the reserves. Under the terms of the agreement, the Company reinsures to Rocky Range on a funds withheld basis, 100% of the general account liabilities of the reinsured policies. The agreement also cedes on a modified coinsurance basis, 100% of the separate account liabilities. Under the modified coinsurance structure the Company retains control and owns all assets contained in the separate account and holds separate account reserves.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The Company also entered into two retrocession agreements with Athene Life Re Ltd., ("ALRe"), a Bermuda reinsurer and wholly owned subsidiary of Athene, and Athene Annuity & Life Assurance Company, ("AADE"), an insurance company organized under the laws of the State of Delaware and an indirect wholly-owned subsidiary of Athene. Effective December 31, 2019, the ALRe agreement was novated to Athene Annuity Re Ltd. ("AARe"), a Bermuda reinsurer and wholly-owned subsidiary of Athene. These two treaties have the impact of ceding 100% of the net liability associated with the GMIB-annuitized contracts from Rocky Range to AARe and AADE. Under the ALRe retrocession agreement, 80% of the liability associated with annuitized GMIB contracts is ceded from Rocky Range to AARe on a modified coinsurance funds withheld basis. Under the AADE retrocession agreement, 20% of the liability associated with annuitized GMIB contracts is ceded from Rocky Range to AADE on a coinsurance basis. AARe and AADE are then ultimately liable directly to the Company. All other payout annuities are reinsured at annuitization by Rocky Range to the Company, who pays the Company the statutory carrying value of the annuitization reserve at the annuitization date. Any contracts which annuitize or reach withdrawal benefit payout during the reporting period are “paid” by the Company to Rocky Range via release of the separate account assets and funds withheld assets backing the general account liability.

The amount of reserves held by the captive reinsurer was $2.0 billion as of December 31, 2019. The reserving basis is AG43 for all deferred individual and group variable policies with guaranteed benefits. Rocky Range maintains a variable annuity hedge program that is designed to mitigate market risk arising primarily from the minimum guarantees within the variable annuity products, whose economic costs are primarily dependent on future equity market returns, interest rate levels, equity volatility levels and policyholder behavior. The hedge target of the variable annuity hedge program is regulatory and rating agency capital and their sensitivities to immediate market movements.

Rocky Range is domiciled in the the State of Arizona and under Arizona Insurance Statutes ("ARS") 20-1098.07(A), the Arizona Department of Insurance ("ADOI") permits a regulatory basis of accounting where a captive insurer may use U.S. GAAP or SSAP to prepare financial statement filings. Rocky Range has elected the U.S. GAAP basis of accounting. When a captive insurer elects to use U.S. GAAP, however, it is required to follow certain prescribed practices required by the ADOI, as follows:

1) Reinsurance reserve credits and recoverables are recorded as reductions from gross reserve liabilities, rather than as assets in accordance with U.S. GAAP;
2) Letters of credit ("LOC") provided as capital funds are recorded as assets and reported at face value;
3) Surplus notes issued are recorded as surplus items in Shareholder's equity, rather than as a liability in accordance with U.S. GAAP;
4) Fixed assets and prepaid expenses are recorded in Other assets; and
5) Deferred acquisition costs ("DAC") are recorded as assets, consistent with U.S. GAAP, and are reported in Other assets.

In addition to the above described prescribed practices, Rocky Range has been granted approval by the ADOI to apply the following permitted practices:

1) To make retroactive capital contributions as permitted by SSAP 72, and notify the ADOI prior to posting the receivable, if utilized.
2) To record future policy benefit reserves assumed under various reinsurance agreements based on SSAP with an offsetting Sundry asset recorded, which is the excess of the SSAP reserve over the U.S. GAAP reserve.
3) To present the U.S. GAAP deferred gain resulting from its assumption of the business from the Company, net of related federal income taxes, as a separate component of Shareholder's Equity. Amortization of the deferred liability will be recognized as income over the remaining lives of the underlying reinsured contracts, and the related tax impacts on federal income taxes will be included in income tax expense (benefit), in the Statement of Operations.
4) To hold a receivable in the funds withheld account and modified coinsurance account it establishes for AADE and ALRe, respectively. Since the assets withheld by Rocky Range under the two retrocession agreements will be held by VIAC (which is Rocky Range's direct parent), Rocky Range will continue to take reinsurance reserve credits for the reserves ceded under the two retrocession agreements to the extent the assets are held by VIAC rather than Rocky Range.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The reserve credit taken by the Company for variable annuities, as of December 31, 2019 was $2.0 billion. The total amount of collateral supporting the reserve credit taken, as of December 31, 2019, was $3.7 billion.

The table below details the nature and amount of collateral backing the reserve credit taken at December 31, 2019 related to the reinsurance agreement:

Type/Description	Collateral Detail - Basis of Valuation	December 31, 2019
		(In Thousands)
Funds Withheld Trust	Market Value	$3,280,139
Credit for Reinsurance Trust	Market Value	494,027
Miscellaneous Balances	Current Month Payable/(Receivable)	(33,744)
	Collateral Backing Reserve Credit Taken	$3,740,423

*Letters of credit do not meet the definition of an admitted asset under SSAP No. 4, Assets and Nonadmitted Assets

The Company reinsures 100% of its previously issued, fixed and fixed indexed annuity contracts to affiliated reinsurers.

Effective June 1, 2018, and in accordance with the Acquisition described in Note 1, the Company entered into a reinsurance agreement with ALRe, under which the Company cedes on a modified coinsurance basis an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business of the Company. Effective December 31, 2019, the ALRe agreement was novated to AARe, a Bermuda reinsurer and wholly-owned subsidiary of Athene. AARe transferred to ALRe, on behalf of the Company, assets with a fair market value of $225.5 as of December 31, 2019. As a result, the Company's obligation to pay the unamortized ceding commission to ALRe, and AARe's obligation to pay the ceding commission to the Company, are both satisfied by the transfer of assets by AARe to ALRe.

Effective June 1, 2018, and in accordance with the Acquisition described in Note 1, the Company entered into a reinsurance agreement with AADE, under which the Company cedes on a coinsurance basis a twenty percent (20%) quota share of certain liabilities with respect to certain fixed annuity business of the Company.

During the year ended December 31, 2019, the Company paid ceding commissions, net of other post-Acquisition reinsurance activity, of $1.4 billion and $349.3 to ALRe and AADE, respectively. The amount of reserves held as of December 31, 2019 were $12.5 billion and $3.0 billion, to ALRe and AADE, respectively.

The Company reinsures its remaining business to third party reinsurers, in accordance with the Acquisition described in Note 1. Most notable of which was the reinsurance agreement with Reliastar Life Insurance Company, an insurance company organized under the laws of the State of Minnesota and an indirect wholly-owned subsidiary of Voya Financial. Effective April 1, 2018, the Company cedes on a coinsurance and modified coinsurance basis, its traditional individual life insurance, supplemental contracts consisting of life insurance proceeds, and certain deferred annuity and investment-only policies of the Company. The amount of reserves held was $981.2 and $1.2 billion as of December 31, 2019 and 2018, respectively.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

12.	Capital and Surplus

Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of the greater of $5.0 or Risk Based Capital ("RBC"). Additionally, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer's policyholder surplus as of the preceding December 31; or (2) the insurer's net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. Dividends are paid as determined by the Company's Board of Directors. An extraordinary dividend or distribution cannot be paid without the prior approval of the Iowa Insurance Division. In addition, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

On December 8, 1999, the Company issued an 8.0% surplus note in the amount of $35.0 to First Columbine Life Insurance Company (“First Columbine”), a Colorado corporation and at the time, an affiliate of the Company. The note matures on December 7, 2029. Effective December 31, 2002, First Columbine was merged into Security Life of Denver Insurance Company (" SLD"), another affiliate at the time of the Company, after approval by the Colorado Department of Insurance. SLD became the holder of the surplus note. As a result of the Acquisition, as described above in Note 1, the surplus note was transferred from SLD to Venerable Holdings on June 1, 2018. For the years ended December 31, 2019 and 2018 interest paid was $2.8 and $2.8, respectively. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2019 and 2018.

Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner.

On December 29, 2004, the Company issued a 6.3% surplus note in the amount of $175.0 to Voya Retirement Insurance and Annuity Company ("VRIAC"), a Connecticut corporation and at the time, an affiliate of the Company. The note matures on December 29, 2034. For the year ended December 31, 2019 and 2018, interest paid was $11.1 and $11.1, respectively. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2019 and 2018.

On December 29, 2004, the Company issued a 6.3% surplus note in the amount of $175.0 to ReliaStar Life Insurance Company (“RLIC”), a Minnesota corporation and at the time, an affiliate of the Company. The note matures on December 29, 2034. For the year ended December 31, 2019 and 2018, interest paid was $11.1 and $11.1, respectively. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2019 and 2018.

On December 29, 2004, the Company issued a 6.3% surplus note in the amount of $50.0 to Security Life of Denver International Limited ("SLDI"), an Arizona corporation and at the time, an affiliate of the Company. The note matures on December 29, 2034. As a result of the Acquisition, as described above in Note 1, the $50.0 surplus note was transferred from Security Life of Denver International Limited to Venerable Holdings on June 1, 2018. For the year ended December 31, 2019 and 2018, interest paid was $3.2 and $3.2, respectively. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2019 and 2018.

On July 2, 2019, the Company declared an ordinary dividend in the amount of $221.0 to its sole shareholder, Venerable Holdings, which was paid on July 23, 2019 after providing notice to the Iowa Insurance Division. On June 1, 2018, the Company received a capital contribution in the amount of $50.7 from Venerable Holdings.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

13.	Fair Values of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, fair value can be estimated using methods, models and assumptions market participants would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment which becomes more significant with increasingly complex instruments or pricing models.Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all non-financial instruments have been excluded from the disclosure requirements.However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100, Fair Value ("SSAP No. 100"). Valuations are obtained from third party commercial pricing services and asset managers.

Mortgage loans: Estimated fair values for commercial real estate loans were provided by asset managers.

Derivative financial instruments: Fair values for derivative financial instruments are obtained from third party commercial pricing services or based on prices from market data providers.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Individual and group annuities: The fair values for individual and group annuities with defined maturities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual and group annuities, fair value is estimated to be the present surrender value.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

Derivatives are carried at fair value, which is obtained from third party commercial pricing services or based on prices from the market data providers. Derivatives which qualify for special hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

•	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
•
Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
•
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below:

Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 2 or Level 3. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. The fair value for privately placed bonds and other invested assets are provided by asset managers and are classified as Level 3 assets.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Preferred and Common Stocks: Fair values of publicly traded equity securities are based upon quoted market prices and are classified as Level 1 assets. Fair values of private equities or equity securities not traded on an exchange, are provided by asset managers and are classified as Level 3 assets.

Cash and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments can include mutual funds, short-term investments and cash, the valuation of which are based upon a quoted market price and are included in Level 1. The underlying investments can also include bonds the valuation of which are obtained from third party commercial pricing services and brokers and are classified in the fair value hierarchy as either Level 2 or Level 3, consistent with the policies described above for fixed maturities.

Derivatives: The carrying amounts for these financial instruments, which can be assets or liabilities, reflect the fair value of the assets and liabilities. Certain derivatives are carried at fair value (on the balance sheets), which is obtained from third party commercial pricing services or based on prices from market data providers. All derivative instruments are valued based on market observable inputs and are classified as Level 2.

Mortgage loans: The fair values for mortgage loans are provided by asset managers. Mortgage loans are classified as Level 3.

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 1.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3. For certain deposit type contracts, fair value is estimated by discounting cash flows at rates that are risk-free rates plus an adjustment for nonperformance risk. These liabilities are classified as Level 2.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2019:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$17,806,020	$16,503,236	$486,464	$16,666,002	$653,554
Preferred stock	163,425	156,124	40,495	49,512	73,418
Common stock	10,811	10,811	—	10,799	12
Mortgage loans	3,696,612	3,545,908	—	—	3,696,612
Policy loans	—	—	—	—	—
Contract loans	5,294	5,294	5,294	—	—
Other invested assets	48,596	42,132	—	48,596	—
Cash, cash equivalents and short-term investments	738,326	738,306	681,444	48,598	8,284
Derivatives
Credit contracts	764	116	—	764	—
Equity contracts	1,132,508	1,132,508	—	1,132,508	—
Foreign exchange contracts	1,193	1,193	—	1,193	—
Interest rate contracts	147	147	—	147	—
Securities lending reinvested collateral	—	—	—	—	—
Notes receivable from affiliate	—	—	—	—	—
Separate account assets*	25,518,829	25,479,559	25,014,068	417,052	87,709
Total assets	$49,122,526	$47,615,335	$26,227,765	$18,375,172	$4,519,590

Liabilities:
Deposit type contracts	$2,708,733	$2,752,699	$—	$—	$2,708,733
Derivatives
Equity contracts	1,806,075	1,806,075	—	1,806,075	—
Foreign exchange contracts	368	368	—	368	—
Interest rate contracts	10,653	229	—	10,653	—
Borrowed money	10,009	10,009	—	10,009	—
Total liabilities	$4,535,837	$4,569,380	$—	$1,827,104	$2,708,733

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2, Summary of Significant Accounting Polices for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2019.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2018:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$17,421,952	$17,455,137	$728,197	$16,025,782	$667,973
Preferred stock	123,119	126,210	34,012	7,258	81,849
Common stock	10,400	10,400	—	10,400	—
Mortgage loans	3,857,939	3,818,016	—	—	3,857,939
Contract loans	6,214	6,214	6,214	—	—
Other invested assets	19,946	20,225	—	19,946	—
Cash, cash equivalents and short-term investments	1,346,619	1,346,652	1,308,970	30,178	7,471
Derivatives
Credit contracts	(205)	135	—	(205)	—
Equity contracts	977,327	977,327	—	977,327	—
Foreign exchange contracts	1,435	932	—	1,435	—
Interest rate contracts	451,437	451,436	—	451,437	—
Separate account assets*	24,311,152	24,302,420	23,796,805	418,768	95,579
Total assets	$48,527,335	$48,515,104	$25,874,198	$17,942,326	$4,710,811

Liabilities:
Deposit type contracts	$2,663,469	$2,696,185	$—	$—	$2,663,469
Derivatives
Equity contracts	218,682	209,980	8,702	209,980	—
Foreign exchange contracts	402	253	—	402	—
Interest rate contracts	314,951	314,823	—	314,951	—
Borrowed money	10,017	10,014	—	10,017	—
Separate account liabilities*	—	—	—	—	—
Total liabilities	$3,207,521	$3,231,255	$8,702	$535,350	$2,663,469
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2018.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
U.S. corporate, state & municipal	$—	$4	$—	$4
Common stock	—	10,799	12	10,811
Derivatives
Equity contracts	—	1,132,508	—	1,132,508
Foreign exchange contracts	—	1,193	—	1,193
Interest rate contracts	—	147	—	147
Separate account assets*	25,002,022	—	1,690	25,003,711
Total assets	$25,002,022	$1,144,652	$1,702	$26,148,374

Liabilities:
Derivatives
Equity contracts	$—	$1,806,075	$—	$1,806,075
Foreign exchange contracts	—	368	—	368
Interest rate contracts	—	229	—	229
Total liabilities	$—	$1,806,672	$—	$1,806,672

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2019. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Residential mortgage-backed	—	1,959	—	1,959
Other asset-backed	—	323	—	323
Common stock	—	10,400	—	10,400
Derivatives
Equity contracts	—	977,327	—	977,327
Interest rate contracts	—	451,437	—	451,437
Separate account assets*	23,777,450	—	1,690	23,779,140
Total assets	$23,777,450	$1,441,446	$1,690	$25,220,586

Liabilities:
Derivatives
Equity contracts	—	209,980	—	209,980
Interest rate contracts	—	314,823	—	314,823
Total liabilities	$—	$524,803	$—	$524,803

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2 for additional information.

The Company did not have any security transfers between Level 1 and Level 2 during 2018. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period. The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2019:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
					(In Thousands)
CommonStock	—	—	—	307	12	—	—	(307)	—	12
Separate accounts	1,690									1,690
Total Assets	$1,690	$—	$—	$307	$12	$—	$—	$(307)	$—	$1,702

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

There were no transfers in and out of Level 3 during the year ended December 31, 2019. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2018:

Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
					(In Thousands)
Bonds
Foreign	$3,045	$—	$(3,045)	$—	$—	$—	$—	$—	$—	$—
Other asset- backed	—	—	—	—	—	—	—	—	—	—
Common Stock	4,021	3	—	(12)	(35)	—	—	(3,977)	—	—
Derivatives										—
Equity contracts	—	30,071	—	4,633	(6,972)	—	—	—	(27,732)	—
Separate accounts*	1,795	—	(105)	—	—	—	—	—	—	1,690
Total	$8,861	$30,074	$(3,150)	$4,621	$(7,007)	$—	$—	$(3,977)	$(27,732)	$1,690

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 2, Summary of Significant Accounting Polices for additional information.

Transfers in and out of Level 3 during the year ended December 31, 2018 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

The amount reflected above for the transfer into Level 3 for Equity Contracts is due to the Company's change in application of the IAC 191-97 Prescribed Practice, as described in Note 2. These Equity Contracts are Level 3 assets, and financial instruments measured and reported at fair value as of December 31, 2018.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

14.	Commitments and Contingencies

Operating Leases - The Company is party to certain cost-sharing arrangements and service agreements with other affiliated companies. Included in these cost-sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. The Company incurred rent expense of $1.6 as of December 31, 2019, and $0.7 for the seven months ended December 31, 2018 under this cost-sharing methodology.

Legal Proceedings - The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/ arbitrations will not have a material adverse effect on the Company's operations or financial position.

Regulatory Matters - As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Some of the investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action will have a material adverse effect on the Company's financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgages of $2.6 and $45.7 at December 31, 2019 and 2018, respectively. The Company is also committed to provide additional capital contributions to partnerships of $280.3 and $203.1 at December 31, 2019 and 2018, respectively.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

As a result of the Acquisition discussed in Note 1, the rating agencies no longer provide their specific views of the Company's financial strength by way of a rating action.

15.	Financing Agreements

Effective June 1, 2018 the Company entered into a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company’s admitted assets excluding separate accounts as of the 31st day of December next preceding. Under this agreement, the Company received interest income of $0.4 for the year ended December 31, 2019, and received interest income of $0.1 for the year ended December 31, 2018. The Company incurred an interest expense of $0.2 for the year ended December 31, 2019 and incurred no interest expense for the year ended December 31, 2018. As of December 31, 2019, the Company had no outstanding receivable or outstanding payable balance with Venerable Holdings, Inc under the reciprocal loan agreement.

Prior to the Acquisition, the Company was a party to a reciprocal loan agreement with Voya Financial, Inc. pursuant to which the Company and Voya Financial, Inc. could lend to or borrow from each other up to 3% of the Company’s admitted assets excluding separate accounts as of the 31st day of December next preceding (the “Prior RLA”). Effective upon the closing of the Acquisition, the Prior RLA was terminated and all amounts due to\from the Company were settled.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

16.	Related Party Transactions

The Company has entered into various management and services contracts and cost sharing arrangements with other affiliated Venerable Holdings companies which are allocated among companies in accordance with systematic cost allocation methods. Prior to the Acquisition described in Note 1, various management and services contracts and cost sharing arrangements included affiliates of Voya Financial, Inc companies, that were also allocated among companies in accordance with systematic cost allocation methods. The Company's material related party agreements are detailed below:

Investment Management: Effective June 1, 2018 the Company entered into an investment advisory agreement with Athene Asset Management LLC ("AAM") under which AAM provides the Company with investment management services. Effective October 1, 2019, AAM was renamed Apollo Insurance Solutions Group ("AISG"). For the year ended December 31, 2019, and the seven months ending December 31, 2018, expenses incurred related to this agreement were $40.8 and $24.3, respectively.

Prior to the Acquisition, the Company was party to an investment advisory agreement with Voya Investment Management LLC ("VIM") under which VIM provides the Company with investment management services. For the period ended May 31, 2018 expenses were incurred in the amount of $22.4.

Prior to the Acquisition, the Company was party to an intercompany agreement with VIM pursuant to which VIM agreed to pay the Company on a monthly basis, a portion of the revenues VIM earns as investment adviser to certain U.S. registered investment companies that are investment options under certain of the Company's variable insurance products. For the period ended May 31, 2018, revenue under this agreement was $33.3.

Service Agreements: Effective June 1, 2018 the Company has entered into an inter-company agreement with its affiliates whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. Management and service contracts and all cost-sharing arrangements are allocated among companies in accordance with systematic cost allocation methods. For the year ended December 31, 2019, and the seven months ending December 31, 2018, expenses incurred related to this agreement were $144.8 and $29.5, respectively.

The Company receives a monthly fee from DSL based on annual contractual rates by fund. This fee is calculated as a percentage of average assets in the variable separate accounts. Revenue earned by the Company under this arrangement was $55.1 and $60.2 for the years ended December 31, 2019 and 2018, respectively.

The Company has entered into an underwriting and distribution agreement with DSL, whereby DSL serves as the principal underwriter for annuity contracts issued by the Company. DSL is authorized to enter into agreements with broker-dealers to distribute the Company's annuity contracts and appoint representatives of the broker-dealers as agents. For the periods ended December 31, 2019 and 2018, commissions were incurred in the amounts of $142.8 and $153.9, respectively.

Prior to the Acquisition, the Company was party to an inter-insurer services agreement with its then U.S. insurance company affiliates and other affiliates (collectively, the "affiliates") whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. For the periods ended May 31, 2018, $5.0 of expenses were incurred.

Prior to the Acquisition, the Company was party to a services agreement with Voya Services Company whereby Voya Services Company provided certain administrative, management, professional, advisory, consulting and other services to the Company. For the period ended May 31, 2018, $48.8 of expenses were incurred.

See Note 10 regarding reinsurance agreements with related parties.

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

Tax Sharing Agreements: See Note 9 for disclosure related to the federal tax sharing agreement.

Effective June 1, 2018, the Company is not a party to any state tax sharing agreement, and is currently not required to file any state or local taxes.

Prior to the Acquisition, the Company had also entered into a state tax sharing agreement with Voya Financial, Inc. and each of the specific subsidiaries that were parties to the agreement. The state tax agreement applied to situations in which Voya Financial, Inc. and all or some of the subsidiaries joined in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

17.	Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated and recorded this liability to be $0.1 and $0.1 as of December 31, 2019 and 2018, respectively, and is reflected in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $0.6 and $0.7 as of December 31, 2019 and 2018, respectively, for future credits to premium taxes for assessments already paid and/or accrued. The periods over which the guaranty fund assessments are expected to be paid, the related premium tax offsets are expected to be realized and the additional industry support is expected to be paid are unknown at this time.

There are no premium tax offsets where it is reasonably possible that an impairment has occurred in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R").

A reconciliation of assets recognized is presented below:

	Year ended December 31
	2019	2018
	(In Thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2018	$740	$1,042

Decreases current year:
Premium tax offset applied	110	56
Changes in premium tax offset capacity/other adjustments	8	303

Increases current year:
Creditable assessments remitted	1	57

Assets recognized from paid and accrued premium tax offsets as of December 31, 2019	$623	$740

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2019:

Discount Rate Applied 4.25%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Dollars)
Lincoln Memorial Life Insurance	$906	$906	$906	$736

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables
Name of Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years

Lincoln Memorial Life Insurance	N/A	N/A	N/A	50	0-20	5

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2018:

Discount Rate Applied  4.25%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Thousands)
Penn Treaty	$222	$142	$212	$136
ANIC	25	11	24	10

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

Name of Insolvency	Payables			Recoverables
	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty	50	0-68	11	44	0-20	6
ANIC	50	0-68	14	44	0-20	6

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VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2019

(Dollar amounts in millions, unless otherwise stated)

18.	Subsequent Events

On January 30, 2020, the World Health Organization declared that the recent coronavirus disease 2019 (“COVID-19”) outbreak was a global health emergency. On March 11, 2020, the World Health Organization raised the COVID-19 outbreak to “pandemic” status. Following these events, numerous cities, states, and countries issued shelter in place orders requesting or requiring residents to remain at home. The Company can experience increased risk of loss any time unforeseen infectious diseases impact large portions of certain populations. Specifically, the Company’s business could experience losses resulting from COVID-19 related impacts as a result of complete or partial closure of the Company’s or its vendors’ facilities, labor shortages, disruptions in public and private infrastructure, and increased cybersecurity and information security risk as a result of the transition of a significant subset of employee and vendor populations to a remote work environment. As a result of a pandemic and other geopolitical factors, the Company could also experience losses in its investment portfolio as a result of volatile markets. Due to the recentness and unprecedented nature of these events, as well as the rapid development and fluidity of the situation, the Company is unable at this time to determine whether losses may occur or, if so, the extent of any adverse impact.

Other than as described above, the Company is not aware of any events occurring subsequent to December 31, 2019 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2019 through March 26, 2020, the date the statutory financial statements were available to be issued.

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Supplementary Information

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Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103	Tel: (215) 448-5000 Fax: (215) 448-5500 ey.com

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholder
Venerable Insurance and Annuity Company

We have audited, in accordance with auditing standards generally accepted in the United States, the statutory-basis financial statements of Venerable Insurance and Annuity Company for the years ended December 31, 2019 and 2018, and have issued an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with  accounting  practices  prescribed  or  permitted  by the  Insurance  Division, Department of Commerce, of the State of Iowa thereon dated March 26, 2020. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data and supplemental investment disclosures are  presented  to  comply  with  the  National  Association  of Insurance Commissioners’ Annual Statement Instructions  and  the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis  and  are not a  required  part of the  financial statements. Such  information is  the responsibility of management and was  derived from and relates directly  to the  underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States. In our opinion, the information is fairly stated, in all material respects, in relation to the statutory-basis financial statements as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

March 26, 2020

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2019
(In Thousands)

Investment Income Earned:
U.S. government bonds	$16,696
Other bonds (unaffiliated)	778,057
Bonds of affiliates	487
Preferred stocks (unaffiliated)	5,281
Common stocks (unaffiliated)	364
Common stocks of affiliates	93,320
Mortgage loans	181,959
Real estate	—
Contract loans	504
Cash on hand and on deposit	18,832
Short-term investments	1,857
Other invested assets	28,503
Derivative instruments	4,349
Aggregate write-ins for investment income	3,136
Gross investment income	$1,133,344

Real estate owned (book value less encumbrances)	$—
Mortgage Loans (Book Value):
Commercial mortgages	$3,545,908
Total mortgage loans	$3,545,908
Mortgage Loans by Standing (Book Value):
Good standing	$3,545,908
Total mortgage loans by standing	$3,545,908

Other long-term assets (statement value)	$406,436

Contract loans	$5,294
Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):
Bonds	$9,166
Common Stock	1,377,891
Total Bonds and Stocks of Parents, Subsidiaries and Affiliates	$1,387,057

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2019
(In Thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:
Bonds and Short-term Investments by Maturity (Statement Value):
Due within 1 year or less	$1,435,116
Over 1 year through 5 years	4,393,547
Over 5 years through 10 years	6,150,190
Over 10 years through 20 years	2,752,005
Over 20 years	1,909,172
Total by maturity	$16,640,030

Bonds and Short-term Investments by NAIC Designation (Statement Value):
NAIC 1	$8,105,543
NAIC 2	7,733,626
NAIC 3	609,009
NAIC 4	172,187
NAIC 5	16,173
NAIC 6	3,493
Total by NAIC Designation	$16,640,030

Total bonds and short-term investments publicly traded	$7,627,183

Total bonds and short-term investments privately placed	$9,012,847

Preferred stocks (statement value)	$156,124

Common stocks, including subsidiaries (market value)	$1,388,702

Short-term investments (book value)	$26,838

Cash equivalents	$562,156

Financial options owned (statement value)	$1,111,541

Financial options written and in force (statement value)	$(1,546,732)

Financial collar, swap and forward agreements open (statement value)	$(237,517)

Financial futures contracts open (current value)	$—

Cash on deposit	$137,115
Life Insurance in Force:
Ordinary	$2,218,404

Group life	$64,530

Amount of accidental death insurance in force under ordinary policies	$48,165

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VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2019
(In Thousands)

Life Insurance Policies with Disability Provisions in Force:
Ordinary	$80,172

Group life	$—

Supplementary Contracts in Force:
Ordinary-not involving life contingencies:
Amount on deposit	$—

Income payable	$284,592

Ordinary-involving life contingencies:
Amount on deposit	$—

Amount of income payable	$242,284

Group-not involving life contingencies:
Amount on deposit	$—

Amount of income payable	$—

Group-involving life contingencies:
Amount on deposit	$—

Amount of income payable	$—

Annuities:
Ordinary:
Immediate-amount of income payable	$60,209

Deferred-fully paid account balance	$14,825,507

Deferred-not fully paid account balance	$8,771,841

Group:
Amount of income payable	$4

Fully paid account balance	$15,262,198

Not fully paid account balance	$196,903

Accident and Health Insurance Premiums in Force:
Ordinary	$59

Group	$—

Deposit Funds and Dividend Accumulations:
Deposit funds-account balance	$—

Dividend accumulations-account balance	$—

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2019
(In Thousands)

I.	Investment Risk Interrogatories

The Company’s total admitted assets (excluding separate account assets) as reported on page two of its Annual Statement for the year ended December 31, 2019 is $24.8 billion.

1.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) contract loans:

Issuer		Investment Category	Amount	Percentage of Total Admitted Assets*
i.	Rocky Range, Inc.	Common Stock	$1,377,891	5.6%

ii.	Federal National Mortgage Association	Bonds	221,085	0.9

iii.	Freddie Mac	Bonds	184,699	0.7

iv.	H&R NNN Pool 3	Commercial Mortgage	98,276	0.4

v.	Bank of America Corporation	Bonds	83,968	0.3

vi.	JPMorgan Chase & Co.	Bonds, Preferred	75,831	0.3

vii.	Mars, Incorporated	Bonds	75,024	0.3

viii.	AT&T Inc.	Bonds	73,779	0.3

ix.	Trademark Royalty 2018-1 LLC	Bonds	73,700	0.3

x.	Waste Connections, Inc.	Bonds	72,369	0.3

2.	The Company’s total admitted assets held in bonds and short term investments (excluding reciprocal borrowings) and preferred stocks, by NAIC designating at December 31, 2019, are:

Bonds			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets*	NAIC Rating	Amount	Percentage of Total Admitted Assets*
NAIC-1	$8,105,543	32.7%	P/RP-1	$83,318	0.3%
NAIC-2	7,733,626	31.2	P/RP-2	65,231	0.3
NAIC-3	609,009	2.5	P/RP-3	7,575	0.0
NAIC-4	172,187	0.7	P/RP-4	—	—
NAIC-5	16,173	0.1	P/RP-5	—	—
NAIC-6	3,493	0.0	P/RP-6	—	—
	$16,640,030			$156,124

3.
Following are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86, including: (i) foreign currency denominated investments of $0 million supporting insurance liabilities denominated in that same foreign currency of $0 million, and excluding (ii) Canadian investments of $538.4million which includes unhedged currency exposure of $0 million as of December 31, 2019):

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2019
(In Thousands)

a.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets*
i.	Countries rated NAIC-1	$4,035,524	16.3%
ii.	Countries rated NAIC-2	375,132	1.5
iii.	Countries rated NAIC-3 or below	83,286	0.3

b.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets*
i.	Countries Rated NAIC-1:
	Country: UNITED KINGDOM	$953,136	3.8%
	Country: CAYMAN ISLANDS	934,570	3.8

ii.	Countries Rated NAIC-2:
	Country: MEXICO	114,355	0.5
	Country: INDONESIA	52,490	0.2

iii.	Countries Rated NAIC-3 or Below:
	Country: TURKEY	33,271	0.1
	Country: BRAZIL	19,250	0.1

c.	Aggregate unhedged foreign currency exposure: Not applicable.

d.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designating: Not applicable.

e.	The two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: Not applicable.

* Excludes separate accounts
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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2019
(In Thousands)

f.	The ten largest non–sovereign (i.e. non–governmental) foreign issues:

	Name	NAIC Rating	Amount	Percentage of Total Admitted Assets*
i.	Sage Treasury Company Limited	2	$57,975	0.2%
ii.	Vector Limited	2	56,000	0.2
iii.	HSBC Holdings plc	1,2	55,940	0.2
iv.	Coöperatieve Rabobank U.A.	1,2	51,761	0.2
v.	The Star Entertainment Finance Limited	2	47,119	0.2
vi.	Anglian Water Services Financing Plc	1,2	45,134	0.2
vii.	Triton International Limited	2	44,828	0.2
viii.	Vicat SA	2	43,200	0.2
ix.	Informa plc	2	43,000	0.2
x.	EssilorLuxottica Société anonyme	1	42,057	0.2

4.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

		Amount	Percentage of Total Admitted Assets*
i.	Total admitted assets held in Canadian investments	$—	—%
ii.	Canadian-currency-denominated investments	—	—
iii.	Canadian-denominated insurance liabilities	—	—
iv.	Unhedged Canadian currency exposure	—	—

5.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

6.	Assets held in equity interests are greater than 2.5% of the Company’s total admitted assets.

		Amount	Percentage of Total Admitted Assets*
i.	ROCKY RANGE, INC.	$1,377,891	5.6%
ii.	PRAEDIUM MULTIFAMILY VALUE FUND IX	35,127	0.1
iii.	NNN INVESTOR 1 LP	33,972	0.1
iv.	KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT	22,550	0.1
v.	DNP SELECT INCOME FUND INC.	19,093	0.1
vi.	CASTLELAKE AVIATION III LP	19,050	0.1
vii	GRIFFIS PREMIUM APARTMENT FUND IV	17,387	0.1
viii.	VISTA EQUITY PARTNERS FUND VI LP	14,935	0.1
ix.	CRAYHILL PRINCIPAL STRATEGIES FUND	13,663	0.1
x.	THOMA BRAVO FUND XII	13,449	0.1

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2019
(In Thousands)

8.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

9.	With respect to mortgage loans, the Company’s total admitted assets are as follows:

a.	The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Type/Property		Amount	Percentage of Total Admitted Assets*
i.	H&R NNN Pool 3	$98,276	0.4%
ii.	Twin Spans Business Park, LLC	62,803	0.3
iii.	HPA BORROWER 2018-1 MS LLC	42,613	0.2
iv.	Golden Triangle Industrial Park, LLC	42,000	0.2
v.	TR Deerfield Office LLC	39,000	0.2
vi.	Six SAC Self-Storage Corporation	36,594	0.1
vii.	Renaissance Square	36,438	0.1
viii.	Palm Springs Mile Associates, Ltd	36,100	0.1
ix.	181 Freemont Office Senior Mezz LLC	35,228	0.1
x.	666 5th Avenue	34,668	0.1

b.	The Company's total admitted assets held in the following categories of mortgage loans as of December 31, 2019:

		Amount	Percentage of Total Admitted Assets*
i.	Construction loans	$—	0.0%
ii.	Mortgage loans over 90 days past due	—	—
iii.	Mortgage loans in the process of foreclosure	—	—
iv.	Mortgage loans foreclosed	—	—
v.	Restructured mortgage loans	—	—

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2019
(In Thousands)

c.	Aggregate mortgage loans having the following loan to value ratios as determined from the most current appraisal as of December 31, 2019:

		Residential		Commercial		Agricultural
	Loan-to-Value	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	above 95%	$—	—%	$—	—%	$—	—%
ii.	91% to 95%	—	—	3,650	—	—	—
iii.	81% to 90%	—	—	4,759	0.0	—	—
iv.	71% to 80%	—	—	164,634	0.7	—	—
v.	below 70%	—	—	3,372,865	13.6	—	—
		$—		$3,545,908		$—

10.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate are less than 2.5% of the Company’s total admitted assets.

11.	The Company’s total admitted assets subject to the following types of agreements as of December 31, 2019:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
ii.	Repurchase agreements	—	—	—	—	—
iii.	Reverse repurchase agreements	—	—	—	—	—
iv.	Dollar repurchase agreements	—	—	—	—	—
v.	Dollar reverse repurchase agreements	—	—	—	—	—

12.	Amounts and percentages of the Company’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2019:

		Owned		Written
		Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	Hedging	$1,111,541	4.5%	$(318,639)	(1.3)%
ii.	Income generation	—	—	—	—
iii.	Other	—	—	—	—

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2019
(In Thousands)

13.	The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of December 31, 2019:

				Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$6,414	—%	$382,194	$377,568	$310,880
ii.	Income Generation	—	—	—	—	—
iii.	Replications	25,000	0.1	25,000	25,000	25,000
iv.	Other	701	—	34,568	117,010	202,041

14.	The Company’s potential exposure (defined as the amount determined in accordance with NAIC Annual Statement Instructions) for futures contracts as of December 31, 2019:

Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$—	—%	$—	$—	$—
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	46,467	0.2	—	—	—

* Excludes separate accounts

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VENERABLE INSURANCE AND ANNUITY COMPANY
Summary Investment Schedule
December 31, 2019
(In Thousands)

II. Summary Investment Schedule

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total	Amount	Securities Lending Reinvested Collateral	Total Amount	Percentage of Total
Long-Term Bonds (Schedule D, Part 1)
U.S. governments	$463,800	1.9%	$463,800	$—	$463,800	1.9%
All Other governments	250,722	1.0%	250,722	—	250,722	1.0%
U.S. states, territories and possessions, etc. guaranteed	180,405	0.8%	180,405	—	180,405	0.8%
U.S. political subdivisions of states, territories and possessions, guaranteed	211,780	0.9%	211,780	—	211,780	0.9%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	778,187	3.3%	778,187	—	778,187	3.3%
Industrial and miscellaneous	14,392,171	60.2%	14,392,171	—	14,392,171	60.2%
Hybrid securities	140,862	0.6%	140,862	—	140,862	0.6%
Parent, subsidiaries and affiliates	9,166	—%	9,166	—	9,166	—%
Unaffiliated Bank loans	76,144	0.3%	76,144	—	76,144	0.2%
Total long term bonds	16,503,236	69.0%	16,503,236	—	16,503,236	69.0%
Preferred stocks (Schedule D Part 2, Section 1)
Industrial and miscellaenous (Unaffiliated)	156,124	0.7%	156,124	—	156,124	0.7%
Parent, subsidiaries and affiliates	—	—%	—	—	—	—%
Total preferred stocks	156,124	0.7%	156,124	—	156,124	0.7%
Common stocks (Schedule D Part 2, Section 2)
Industrial and miscellaneous Publicly traded (Unaffiliated)	12	—%	12	—	12	—%
Industrial and miscellaneous other (Unaffiliated)	10,799	—%	10,799	—	10,799	—%
Parent, subsidiaries and affiliates Other	1,377,891	5.8%	1,377,891	—	1,377,891	5.8%
Total common stocks	1,388,702	5.8%	1,388,702	—	1,388,702	5.8%
Mortgage loans (Schedule B)
Commercial mortgages	3,545,908	14.8%	3,545,908	—	3,545,908	14.8%
Total mortgage loans	3,545,908	14.8%	3,545,908	—	3,545,908	14.8%
Cash, cash equivalents and short-term investments
Cash (Schedule E, Part 1)	137,115	0.6%	137,115	—	137,115	0.6%
Cash equivalents (Schedule E, Part 2)	562,156	2.4%	562,156	—	562,156	2.4%
Short-term investments (Schedule DA)	26,838	0.1%	26,838	—	26,838	0.1%
Total cash, cash equivalents and short term investments	726,109	3.0%	726,109	—	726,109	3.0%
Contract loans	5,294	—%	5,294	—	5,294	—%
Derivatives (Schedule DB)	1,133,964	4.8%	1,133,964	—	1,133,964	4.8%
Other invested assets (Schedule BA)	406,436	1.7%	406,436	—	406,436	1.7%
Receivables for securities	18,328	0.1%	18,328	—	18,328	0.1%
Other invested assets	12,711	0.1%	12,711	—	12,711	0.1%
Total invested assets	$23,896,813	100%	$23,896,813	$—	$23,896,813	100%

* Excludes separate accounts

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Contents
VENERABLE INSURANCE AND ANNUITY COMPANY
Note to Supplementary Information
December 31, 2019

1.	Basis of Presentation

The accompanying supplemental information presents selected statutory basis financial data as of December 31, 2019 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company's 2019 Statutory Annual Statement as filed with the Iowa Insurance Division.

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